Annual Report
December 31, 2023
Nationwide Variable Insurance Trust
Index Funds
NVIT Bond Index Fund
NVIT International Index Fund
NVIT Mid Cap Index Fund
NVIT S&P 500 Index Fund
NVIT Small Cap Index Fund
IMPORTANT INFORMATION
The SEC has adopted a new rule that will change how you receive your fund’s shareholder reports. Starting from July 2024, you will receive a paper summary report via mail that highlights key information about your fund. The full report and other details will be available online and delivered upon request. To help us with this transition and save paper, we encourage you to sign up for the e-delivery of your fund documents. By choosing e-delivery, you will get an email when your documents are online. You will also have access to an electronic archive of your documents.
We think this new rule will make it easier for you to review and monitor your fund investments. You can access the full report and other details online at
https://www.nationwide.com/personal/investing/mutual-funds/nvit-funds/
If you wish to receive reports and other Fund documents via eDelivery you may elect this option by contacting your financial intermediary (such as a broker-dealer or bank).

Nationwide Funds
®
Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.
Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the
Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.
This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.
Statement Regarding Availability of Quarterly Portfolio Holdings
The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at http://www.sec.gov . Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in
Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The
Trust also makes this information available to investors on http://nationwide.com/mutualfundsnvit or upon request without charge.
Statement Regarding Availability of Proxy Voting Record
Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies
(the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Funds’ proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at http://nationwide.com/mutualfundsnvit or (iii) on the SEC’s website at
http://www.sec.gov .
Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.
Variable annuities are issued by Nationwide Life Insurance Company, Columbus, Ohio. The general distributor for variable products is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio. NVIT Funds distributed by Nationwide
Fund Distributors LLC, member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by
Nationwide Fund Advisors, with the exception of Nationwide Asset Management, LLC, and are not affiliated with Morningstar, Inc.
Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance
Company. ©2024

Table of Contents
Message to Investors 1
Fund Commentaries 5
Shareholder Expense Example 29
Statements of Investments 31
Statements of Assets and Liabilities 156
Statements of Operations 160
Statements of Changes in Net Assets 162
Financial Highlights 170
Notes to Financial Statements 175
Report of Independent Registered Public Accounting Firm 200
Supplemental Information 201
Management Information 204
Market Index Definitions 207

Nationwide Variable Insurance Trust - December 31, 2023 - 1
Message to Investors
Dear Investor,
Over the past year, our business has remained committed to three cardinal principles -
collaboration, excellence, and disciplined leadership - as the guiding forces behind our operations. Despite market volatility, our focus has remained unwaveringly fixed on the business's long-term goals. Our success depends on strong relationships with our employees, management teams, and investors, and we are committed to creating long-term value with them. We operate with a forward-thinking mentality, utilizing innovative strategies to support our clients' long-term objectives. Further, our strong results for 2023 reflected our constant focus on the needs of our investors, the uniqueness and breadth of our services, and our industry expertise. Above all, we recognize that our customers' trust and confidence are vital. Therefore, we work diligently to earn and maintain it through consistent, dependable service.
Macro Commentary
For much of 2023, economic prognostications for 2023 enthralled investors with complex narratives subject to diverse interpretations. Throughout most of the reporting period, some market participants convinced themselves that a soft landing was empirically challenging to pull off, and therefore 2023 would usher in a recession. More specifically, fears of elevated wage growth, sticky inflation, and short-term inflation expectations reinforced each other in a feedback loop that caused angst among investors and the Federal Reserve ("Fed"). As such, one of the critical macroeconomic themes during the reporting period was whether the Fed could reduce sticky inflation while balancing the risk of raising rates too high, which would increase the probability of a recession, against the risk of raising rates too little, increasing the likelihood of inflation turning higher.
As 2023 transpired, investors likely realized the cornucopia of available economic data did not necessarily indicate an impending recession. As such, economic data delivered stronger-than-
expected results, and a positive disinflation trend helped investors realize that the Fed had likely cooled inflation measurably without inducing a recessionary shock to the economy, highlighting the peril of succumbing to overly pessimistic forecasts. Additionally, throughout most of 2023, market participants observed a resilient labor market with job growth that ended the year on a solid note; however, the pace of job gains slowed from the unsustainably high rates recorded in the first quarter of the reporting period. In other words, the foundational elements for a soft landing began to take shape in the latter part of 2023, helping to assuage investor angst that the Fed would remain too restrictive.
Better-than-expected economic data throughout most of the reporting period indicated that the
U.S. economy remained resilient. The underlying resilience led many economists to upgrade their outlooks, pushing off their recession forecasts from the first half of 2023 to the latter half of
2023 and even into early 2024. During the reporting period, the economic narrative unfolded as an intricate chess match featuring the bond market and the Fed as opposing players. As such, economic data releases became a nuanced battleground where the bond market and the Fed strategically vied for control to shape the narrative around the timing and magnitude of interest rate cuts.
Against this backdrop, the U.S. economy remained resilient during the reporting period despite a mild slowdown in employment and tighter credit conditions. For example, annualized U.S. gross

2 - December 31, 2023 - Nationwide Variable Insurance Trust
domestic product grew 2.2% in the first quarter of 2023, modestly increased by an annualized
2.1% rate in the second quarter and registered a blistering 4.9% annualized growth rate for the third quarter of 2023. Moreover, receding inflation likely boosted consumer spending and resilience, a key theme for 2023. Although consumer spending acted as a tailwind, investors focused on mounting consumer credit card debt and rising delinquencies due to higher financing costs. Nevertheless, lower headline inflation and a strong labor market during the reporting period suggested that healthy real disposable income growth supported consumption, a key driver of economic growth.
For much of 2023, the conversation surrounding inflation has demonstrably shifted; moreover, the pace of price increases eased considerably relative to a year ago; most recently, the
December consumer price index report helped confirm some strategists' conviction that the
Fed was likely done hiking interest rates.
Asset Class
Despite various economic challenges, the equity markets delivered respectable returns during the reporting period. If investors depended solely on economic headlines to make investment decisions, they might have felt discouraged about the market in 2023, just as they did in 2022.
For example, several U.S. banks failed, there was an increase in anxiety due to geopolitical risks, and investors were consistently worried about sticky inflation, among other things. Yet, despite the tumultuous headlines and horrid market backdrop of 2022, the S&P 500
®
Index (S&P
500) started the period with a modest cumulative return of 3.15% between January and March
23, 2023. Likewise, most of the S&P 500's return attribution resulted from multiple expansion.
To illustrate, the S&P 500's blended next twelve months price-to-earnings ratio swelled to over
19x in December from 16x at the beginning of the reporting period.
During most of the reporting period, the narrative revolved around the “Magnificent Seven,”
seven large-cap Technology and Communication Services stocks responsible for a majority of the S&P 500’s advance during the reporting period. Indeed, many investors preferred the group as the frenzy for generative artificial intelligence, trepidations from the regional banking crisis, and tighter financial conditions had investors chasing companies with higher-quality balance sheets. As such, the Magnificent Seven stocks delivered stunning returns in 2023 and significantly contributed to the massive outperformance of large caps in 2023. As of December
30th, 2023, these seven stocks comprised approximately 28% of the S&P 500 and had a median return of nearly 81% for the reporting period.
Despite some market participants' consternation over poor market breadth during the first half of 2023, the NASDAQ gained a respectable 37% return through July, handily outperforming the
S&P 500 and the Russell 2000
®
Index. Indeed, the narrow market breadth during the first half of the reporting period was a critical debate among the bears and bulls about whether the market was in a new bull market or something more nefarious, such as a bear market rally. Market participants had varying judgments on distinguishing a new bull market during the reporting period. Some believed that any 20% increase from a trough (such as the October 12, 2022, low for the S&P 500) qualified, while others argued that the market must surpass its prior peak
(on January 1, 2022, for the S&P 500). Despite the debate, on October 12, 2023, the S&P 500 marked its one-year anniversary from its bear market low on October 12, 2022, up more than
21%. Curiously, the bull market rally that began on October 12, 2022, was one of the weakest on record, where the average first year has seen the S&P 500 rally by nearly 39%, on average.
The equity market's narrowness broadened as the latter half of the reporting period unfolded.
Further, greater participation was a sign that a more solid fundamental backdrop might be forming for the market. Despite this, weaker seasonality in August and September remained a headwind for the market and dampened investor sentiment. Then, toward the last quarter of the reporting period, the market's journey from a somber symphony of dire market sentiment and bearish market positioning during the selloff from July through October orchestrated a crescendo that, come year-end, seamlessly transitioned into a triumphant year-end rally.

Nationwide Variable Insurance Trust - December 31, 2023 - 3
For example, from the October low through year-end, the Russell 2000
®
Index rallied 24% while
the S&P 500 Equal Weight Index surged 18%. The broadening of the rally, in part, the result of the Fed signaling on December 13th that disinflationary trends were sufficient to shift monetary policy toward easing in 2024, was a welcomed development as it gave the bulls confidence that the underlying resilience of the economy might finally shift toward other sectors of the market.
The year-end rally, or as some market participants coined it, the “everything rally,” saw global stock markets rally too, with the MSCI EAFE
®
Index finishing the period with a gain of nearly
18.24%. Likewise, the MSCI Emerging Markets
®
Index gained 9.8%.
Positive economic surprises, sustained disinflation, and Fed cuts lurking in 2024 drove a powerful year-end rally, with U.S. large-cap growth stocks delivering an impressive return in 2023. As such, The Russell 3000
®
Growth Index, relative to the Russell 3000
®
Value Index, had its best year since 1999.
Bond investors have had a challenging reporting period. The Fed remained resolute in quelling inflation, instability in the banking sector required government intervention, and tension over raising the debt ceiling led to heightened fears that the U.S. government might default. As such, the ICE BofA Move Index peaked at 198 in March but ended the reporting period at 114. After languishing during most of the reporting period, returns from fixed-income assets rebounded during the fourth quarter as yields fell, and the Fed signaled its willingness to move toward a more balanced approach to monetary policy.
The well-known spread between the 2-year and 10-year Treasury note yields ("2yr/10yr curve")
remained inverted during the reporting period, touching a low of -1.08% on July 3, 2023, and ending the reporting period at -0.35%. The re-steepening of the 2-year/10-year curve from
July to the end of the reporting period caused consternation among market participants. For example, the spike in long-term yields, which saw the 30-year fixed-rate mortgage hit its highest level since June 2000, exemplified the turbulence investors faced in the bond market.
Moreover, since June, longer-term interest rates advanced faster than short-term rates, an occurrence known as a "bear steepener." Then, the significant drop in the 10-year Treasury yield from 5.0% in mid-October to 3.9% just two months later removed a key overhang for the market, as the decrease in yields was likely the result of inflation easing back toward the Fed's target of 2%, removing the threat of the Fed needing to increase rates. As a result, relaxed financial conditions paved the way for a broad-based recovery of many market sectors that were previously vulnerable to higher rates.
As the market entered the final quarter of 2023, there was a sense of comfort that the Fed had concluded its interest rate hiking cycle. Investors, however, remained cautious about how long monetary policy would remain at restrictive levels - a key debate for the past two years. This apprehension amongst market participants slowly waned when softer inflation rates were reported in the U.S. and Europe, leading investors to believe central banks would begin preemptively cutting interest rates sometime in 2024. Moreover, the December Federal Open
Market Committee meeting, where the latest economic projections indicated that there would be three cuts in 2024, solidified market participants' beliefs that the Fed was no longer willing to risk the potential of overtightening, resulting in a potential policy error. Further, an essential shift in messaging occurred when Chair Powell did not push back on easing financial conditions and the bond market aggressively pricing in rate cuts starting in early 2024. In other words, looser financial conditions make it harder for the Fed to cool the economy and reduce inflation.
Nevertheless, fixed-income markets rallied at the end of the reporting period, bolstered by expectations of interest rate cuts, tightening credit spreads, and weakening dollar-supporting corporate earnings. As such, the Bloomberg
®
U.S. Aggregate Bond Index returned 5.53%
during the reporting period.
During the reporting period, investors faced significant risks that further solidified our belief in the importance of a well-crafted investment plan with a long-term focus. We remain dedicated to our investors and unwavering in our vigilance, seeking to successfully navigate even the most challenging investment environments. Your continued confidence and trust in us are

4 - December 31, 2023 - Nationwide Variable Insurance Trust
appreciated, and we are committed to helping you achieve your financial objectives. Thank you for entrusting us with your investments.
Sincerely,
Kevin T. Jestice
President and Chief Executive Officer
Nationwide Variable Insurance Trust
The following chart provides returns for various market segments for the twelve-month reporting period that ended December 31, 2023:
Index
Annual Total Return
(As of December 31, 2023)
Bloomberg
®
Emerging Markets USD Aggregate Bond 9.09%
Bloomberg
®
Municipal Bond 6.40%
Bloomberg
®
U.S. 1-3 Year Government/Credit Bond 4.61%
Bloomberg
®
U.S. 10-20 Year Treasury Bond 3.69%
Bloomberg
®
U.S. Aggregate Bond 5.53%
Bloomberg
®
U.S. Corporate High Yield 13.44%
MSCI
®
EAFE 18.24%
MSCI
®
Emerging Markets 9.83%
MSCI
®
ACWI ex USA 15.62%
Russell 1000
®
Growth 42.68%
Russell 1000
®
Value 11.46%
Russell 2000
®
16.93%
S&P 500
®
26.29%
Nasdaq Composite 44.64%
Russell 3000
®
Growth 41.21%
Russell 3000
®
Value 11.66%
Source: Morningstar

NVIT Bond Index Fund - December 31, 2023 - Fund Commentary - 5
For the annual period ended December 31, 2023, the NVIT Bond Index Fund Class Y returned 5.38% versus 5.53% for its benchmark, the Bloomberg
®
U.S. Aggregate Bond Index. For broader comparison, the return for the Fund's closest Morningstar peer category, Intermediate Core Bond (consisting of 109 investments as of December 31, 2023), was 5.55% for the same period.
Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total Return chart in this report's Fund Performance section.
The Bloomberg US Aggregate Bond Index posted a return of 2.96% during the first quarter. March was a pivotal month for the trajectory of the Federal Reserve (“Fed”) tightening and economic outlook. What seemingly started as a continuation of February, quickly reversed course when cracks started to emerge in the U.S. banking system. The narrative initially centered around Silicon
Valley Bank (“SVB”), which fell victim to an old-fashioned bank run amidst fears that it would not be able to meet liquidity needs of its depositors on March 8th. By March 10th, regulators took control of the bank and shut it down, which resulted in the largest bank collapse since 2008. By March 12th, the U.S. Government announced it would backstop all SVB’s deposits; however, the damage was already done, and fears quickly spread to all U.S. regional banks. Global banking concerns were quickly exacerbated further when, on March 15th, a top investor in Credit Suisse announced it would not be providing further liquidity to the Global Systematic
Important Bank. As a measure of confidence, the bank tapped a $54 billion credit line with the Swiss National Bank and a $3 billion tender offer. These measures did little to quell fears of the bank’s viability, and Swiss regulators began urging other measures, including a takeover. On March 19th, the government-driven sale to UBS Group AG was announced. It quickly became clear that monetary policy tightening in this cycle was starting to have an impact on banking systems. As a result, recessionary fears mounted, and markets quickly priced out further tightening for the year. Front-end yields in the U.S. collapsed. In peak to trough terms, U.S. Treasury 2-year yield had reached a 15-year high on March 8th of 5.05% and reached as low as 3.76% on March 23rd:
a difference of 129 basis points (“bps”). Intraday swings during peak volatility were as high as 40 bps. Amidst this market backdrop, inflation data was mixed. While headline Consumer Price Index (“CPI”) rose by 0.4%, easing from the month prior, the yearly inflation rate fell to 6.0% from 6.4%. The core personal consumption expenditures index jumped by 0.5% after two monthly 0.4%
advances. The yearly rate dropped slightly to 5.5%. Both rent measures were stubborn to roll over, with primary rent accelerating by 0.8% and owner’s equivalent rent up by 0.7%. These were offset by a decline of 2.8% in used vehicle prices. Elsewhere, the employment situation also underscored resilience. With an uptick in the participation rate, the unemployment rate lifted two-tenths to 3.6%. Average hourly earnings came in on the light side, up just 0.2%, the weakest in a year.
Ultimately, on March 22nd, the Federal Open Market Committee (“FOMC”) raised its policy rate by 25 bps in a unanimous decision, which brought the target range to 4.75% - 5.00% and brought cumulative tightening to 475 bps. In the statement, there were some notable tweaks. Namely, the FOMC changed the phrase that they anticipate further increases to be appropriate to that it
“anticipates that some additional policy firming may be appropriate”. The Committee also added that “The U.S. banking system is sound and resilient.” But it also acknowledged that “recent developments are likely to result in tighter credit conditions for households and businesses and to weigh on economic activity, hiring, and inflation. The extent of these effects is uncertain.” Other measures taken by the Fed in March was the creation of a new Bank Term Funding Program, which offered loans of up to one year to banks valued at par.
In the second quarter, the Bloomberg US Aggregate Bond Index posted a return of -0.84%. The second quarter started in April with markets focused on the risks related to the looming U.S. debt ceiling deadline. Markets responded, as evidenced by diverging yield patterns of 1-month and 3-month U.S. Treasury bills, as well as the increased cost to purchase 1-year U.S. sovereign credit default swaps. Notably, these developments occurred against a backdrop where the cost of capital for corporate borrowers was already increasing and expected to remain elevated. This left refinancing risk and capital availability as key considerations for credit investors. U.S. debt ceiling negotiations continued to dominate market sentiment throughout May. In the U.S. debt ceiling deal, U.S. President Joe Biden and House Speaker Kevin McCarthy reached an agreement to lift the debt ceiling through to
2025 and avoided a technical default with a few days left to spare. This removed near-term uncertainty and thrusted the market’s focus back to the macro-outlook with sticky inflation and a tight labor market. As a result, duration trended cheaper, and the curve steadily flattened in May. As fears of a default gradually eased, mixed Fed rhetoric and stubbornly strong economic data ultimately helped catalyze the bear flattening. During the May FOMC, the Committee voted unanimously to raise rates by 25 bps, moving the fed funds target range to 5.0% - 5.25% which was in line with the median dot from their March Summary of Economic
Projections (“SEP”). The unemployment rate saw its first deviation in June, increased by 0.3% up to ~3.7%, while the labor force participation rate was unchanged at 62.6%. Hiring continued to be robust in the U.S. as June's nonfarm payrolls print marked the
14th consecutive month where payrolls have surpassed surveyed expectations. After ten consecutive rate hikes over the past
1.5 years, the Fed decided on their first pause during June’s FOMC meeting leaving the target range between 5% and 5.25%.
Following the announcement, they revised the end of year fed funds target range median dot-plot projection to end between 5.50%
and 5.75%, suggesting two additional rates hikes for the year. These movements brought the 2024 and 2025 year-end ranges higher, endorsing the higher-for-longer narrative that the Fed has communicated.
The Bloomberg US Aggregate Bond Index posted a return of -3.23% during the third quarter. Boosted by disinflationary trends and the possibility of a soft economic landing, market sentiment started out the third quarter positive in July. The June CPI reading led the way indicating that inflation was cooling. Headline CPI dropped to 3%, the lowest level since March 2021, and core CPI

6 - Fund Commentary - December 31, 2023 - NVIT Bond Index Fund
declined to 4.8%, a notable decrease from the 5.3% reported in May. Additionally, the Producer Price Index registered its lowest annual increase in nearly three years. These figures, coupled with declining but still elevated payrolls and a robust preliminary second quarter GDP number, reinvigorated the soft-landing narrative. Despite the lower inflation reading, the Fed proceeded with a 25 bp rate hike bringing the fed funds rate to a range of 5.25% - 5.50%, marking the highest level in 22 years. August proved to be an unusually eventful month for market participants, characterized by a prevailing risk-off sentiment driven largely by higher yields, robust economic data, and the expectation that the Fed would maintain higher interest rates for an extended duration. The month kicked off with Fitch Ratings downgrading U.S. Treasuries to AA+ from AAA representing the first downgrade of U.S. debt since
S&P’s downgrade in 2011. Fitch's rationale for the downgrade centered on anticipated fiscal deterioration over the next three years and a substantial and escalating government debt burden. In respect to economic data, while indicators like nonfarm payrolls and
CPI pointed towards a moderation in labor strength and inflation, other data releases indicated the continued robustness of the
U.S. economy. Specifically wage growth trended higher, retail sales expanded at a rate nearly twice of the market’s expectations, industrial production exceeded projections, and economists revised third quarter GDP growth estimates higher across the board.
While credit spread volatility remained relatively subdued over the month, interest rates moved sharply higher driven by heavy
Treasury issuance, the resilient economic data, and statements on the FOMC’s minutes reinforcing the expectations of prolonged higher interest rates.
In September, corporate spreads remained relatively resilient despite several factors that exerted negative pressure on equities, higher yields, negative consumer headlines, and rising energy prices. To start the month, labor markets demonstrated some signs of cooling evidenced by Job Openings and Labor Turnover Survey data, which exhibited a decline in both job openings and the quits rate. Concurrently, non-farm payrolls registered below 200,000 for the third month in a row while the participation rate moved higher. With respect to inflation, Core CPI printed 0.3% moving the annualized rate to 4.39%. Although the figure was higher than the two prior monthly prints, annualized core CPI metrics are all trending lower indicating an overall softer inflationary environment. In monetary policy, as widely expected, the FOMC maintained the target federal funds rate at 5.25% - 5.50% and left its 2023 median dot unchanged potentially indicating another 25 bp hike before year end. In a more unexpected move, the median SEP dots for 2024 and 2025 were revised higher suggesting that the Fed intends to only cut rates by 50 bps over each respective year and maintain a restrictive policy stance until 2026. This revision was driven by a more optimistic economic outlook with upward projections to the trajectory of GDP growth and downward projections to the unemployment rate. The most noteworthy development over the month was the aggressive rise in interest rates and steepening of the yield curve with the 10-year Treasury hitting a 16-year high at 4.65% intraday. Despite the cooling inflation and labor market data, yields have continued to move higher driven by a pickup in term premium, improving economic growth projections and the Fed’s indication that it is unlikely to pivot even if growth slows. Outside of economic news, investors faced negative headlines surrounding a potential government shutdown, the
United Automobile Workers labor strike and significantly higher oil prices driven by the Organization of the Petroleum Exporting
Countries supply cuts.
The Bloomberg U.S. Aggregate Bond Index finished the year strong, posting a 6.82% return in the fourth quarter. Corporate spreads widened marginally in October, responding to headlines that also drove negative performance in the equity market including rising interest rates and geopolitical risk. October 2023 offered a continuation of September’s bear steepening bias, long-end real rates continued to test higher with the nominal yields. The trend could be attributed to several factors, including higher growth expectations, higher-for-longer monetary policy expectations, and higher term premium. Notably, 10-year term-premium pushed back into positive territory for the first time in just over two years in late September and continued to rise throughout
October. Overall, yield moves throughout the month were striking. The U.S. 10-year Treasury yield hit 5% briefly for the first time since 2007 driven by robust economic data, concerns over Treasury issuance and investors still adjusting to the higher-for-longer rate environment. Additionally, 30-year mortgage rates reached 8.0% for the first time since 2000. Similarly, financial conditions reached their tightest levels this year as measured by Goldman Sachs’ Financial Conditions Index. These moves came on the back of a moderating inflation picture and loosening labor market. Despite the prevalence of strong data, including a 4.91% Q3
GDP print, Fed speakers indicated a preference for a wait-and-see approach on the rate hikes. This stance was influenced by the rapid rise in back-end Treasury yields, which had the effect of tightening financial conditions. Outside of economic news, investors faced negative headlines surrounding the conflict in Israel, extended Speaker bid in the House of Representatives, and the
renewed possibility of a government shutdown in November. The U.S. CPI only climbed 0.4% month-over-month in September, a moderation from the 0.6% jump in August, albeit slightly above consensus. While overall inflation showed a promising picture of moderation, core components proved to be stubborn. Rounding out the month was the FOMC meeting held on November 1st;
the FOMC chose to hold the Federal Funds target range between 5.25% and 5.50% for the second meeting in a row as expected.
Investor optimism driven by the increased expectations of a soft-landing economic scenario led to strong returns across risk assets in November. The Bloomberg U.S. Aggregate Bond Index posted one of its best monthly returns since 1985 while the S&P 500
®
Index registered its strongest monthly return since July 2022. Supporting these results was a sharp rally in interest rates with the constant maturity 10-year Treasury yield declining by 66 bps. Bolstering strong returns across risk assets was the latest inflation data, with closely watched indicators suggesting a downward trajectory. Annualized CPI fell from 3.7% to 3.2%, and core CPI decelerated from 4.1% to 4%. While these figures were still above the Fed’s target, the readings were at their lowest in the past two years. Likewise, the Producer Price Index – a measure of domestic prices that tracks inflation before it hits consumers – had

NVIT Bond Index Fund - December 31, 2023 - Fund Commentary - 7
its largest decline since April 2020. The decline across inflation metrics has strengthened investor’s views that the Fed is done with rates hiking. The Fed held its current policy rate range at 5.25% - 5.50% for a third consecutive meeting in November. FOMC minutes signal that, while the Fed’s aggressive hiking cycle could be in its final phase, restrictive financial conditions are likely to be held well into the new year. Despite prevailing tight financial conditions, the U.S. economy and labor market have remained resilient. Third quarter GDP figures were revised up to 5.2% from 4.9% on the back of increasing business capital accumulation.
Total non-farm payroll employment increased by 150,000 in the prior month while the unemployment rate held at 3.9% New filings for unemployment benefits fell by mid-month. Existing home sales hit their lowest resale point since October 2010, with most homeowners shielded from prevailing higher rates by fixed mortgages locked in during the COVID-19 pandemic. December was an eventful month for market participants, driven by the Fed’s dovish pivot, prevailing risk-on sentiment, and robust consumer and economic data. The Fed held its current policy rate range for a fourth consecutive meeting. The median SEP dots for Q4 2024 and Q4 2025 were revised down to 4.6% and 4.3%, respectively, suggesting the Fed intends to cut policy rates by 75 bps in the upcoming year. The Fed’s revision was driven by economic data supporting a soft-landing scenario and decelerating inflationary pressures. The Fed’s PCE projections were revised downward from September estimates, with 2024 predictions down to 2.4%
from 2.5% and 2025 predictions down to 2.1% from 2.2%. Retail sales grew slightly month-over-month while a drop in December unemployment claims surprised to the upside. Strong economic and consumer data alongside the anticipation of loosening financial conditions led to a rally in equities. The Dow reached a record high following the December FOMC, as all three major equity indices rose by more than 1%. Yield on the 10-year Treasury dipped below 4% by month-end while the 2-year settled at its lowest level since June 2023. Within the credit market, yields continue to attract broad institutional demand.
U.S. bonds, as represented by the Bloomberg U.S. Aggregate Bond Index, increased approximately 5.53% for the year ending
December 31, 2023. From a sector perspective, Treasuries, Mortgages, Banking, and Consumer Non-Cyclicals contributed over the period.
The Fund did not use derivatives and did not experience any liquidity events over the period.
Subadviser:
BlackRock Investment Management, LLC
Portfolio Managers:
Jay Mauro and Karen Uyehara
The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
Bloomberg
®
and its indexes are service marks of Bloomberg Finance L.P. and its affiliates including Bloomberg Index Services
Limited, the administrator of the index, and have been licenses for use for certain purposes by Nationwide. Bloomberg is not affiliated with Nationwide, and Bloomberg does not approve, endorse, review or recommend this product. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any date or information relating to this product.
A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

8 - Fund Commentary - December 31, 2023 - NVIT Bond Index Fund
Asset Allocation
1
U.S. Treasury Obligations 40.7%
Mortgage-Backed Securities 26.6%
Corporate Bonds 25.1%
Repurchase Agreements 4.7%
Commercial Mortgage-Backed Securities 1.8%
Foreign Government Securities 1.5%
Supranational 1.2%
Municipal Bonds 0.6%
U.S. Government Agency Securities 0.6%
Asset-Backed Securities 0.4%
Liabilities in excess of other assets (3.2)%
100.0%
Top Industries
2
Banks 4.5%
Oil, Gas & Consumable Fuels 1.6%
Capital Markets 1.6%
Electric Utilities 1.5%
Health Care Providers & Services 1.0%
Pharmaceuticals 0.9%
Consumer Finance 0.8%
Diversified Telecommunication Services 0.7%
Semiconductors & Semiconductor Equipment 0.6%
Insurance 0.6%
Other Industries
#
86.2%
100.0%
Top Holdings
2
U.S. Treasury Notes, 2.00%, 2/15/2025 0.7%
FNMA UMBS, 2.50%, 7/1/2052 0.5%
U.S. Treasury Notes, 4.63%, 3/15/2026 0.4%
U.S. Treasury Notes, 3.50%, 9/15/2025 0.4%
U.S. Treasury Notes, 0.25%, 7/31/2025 0.4%
U.S. Treasury Notes, 3.88%, 8/15/2033 0.4%
U.S. Treasury Notes, 3.38%, 5/15/2033 0.4%
U.S. Treasury Notes, 1.50%, 8/15/2026 0.4%
U.S. Treasury Notes, 3.63%, 5/15/2026 0.4%
U.S. Treasury Notes, 3.50%, 2/15/2033 0.4%
Other Holdings
#
95.6%
100.0%
#
For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

NVIT Bond Index Fund - December 31, 2023 - Fund Commentary - 9
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class I 5.19% 0.72% 1.22% 4/30/2014
Class Y 5.38% 0.89% 1.60% 4/19/2007
Bloomberg
®
U.S.
Aggregate Bond Index 5.53% 1.10% 1.81%
Expense Ratios
Expense
Ratio
^
Class I 0.38%
Class Y 0.23%
^
Current effective prospectus dated May 1, 2023. Please see the Fund’s most recent prospectus for details. Please refer to the
Financial Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

10 - Fund Commentary - December 31, 2023 - NVIT Bond Index Fund
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class Y shares of the NVIT Bond Index Fund versus performance of the
Bloomberg
®
U.S. Aggregate Bond Index over the 10-year period ended 12/31/23. Unlike the Fund, the performance for of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

NVIT International Index Fund - December 31, 2023 - Fund Commentary - 11
For the annual period ended December 31, 2023, the NVIT International Index Fund Class II returned 17.31% versus 18.24%
for its benchmark, the MSCI EAFE
®
Index. For broader comparison, the return for the Fund's closest Morningstar peer category,
Foreign Large Blend (consisting of 127 investments as of December 31, 2023), was 17.15% for the same period. Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total Return chart in this report's Fund
Performance section.
In first quarter of 2023, developed non-U.S. markets, as represented by the MSCI EAFE
®
Index, posted positive gains over the
quarter on the back of optimism of cooling inflation pressure and resilient economic data. Energy shock has been mitigated by warm weather and government energy support measures. Headline news about the banking sector dampened market sentiments and attracted investors’ attention later in the quarter. The overall market calmed after the central banks set out reassuring plans.
In Europe, forward-looking indicators raised hopes that the eurozone may continue to avoid recession. The European Central
Bank (“ECB”) reiterated the Bank’s commitment to return inflation to its 2% target. The Bank of England (“BoE”) and ECB both raised the interest rate to 4.25% and 3.00%, respectively. In Japan, the Bank of Japan (“BOJ”) kept their stance toward loose monetary policy amidst currency strength concerns. Inflation is at the highest level in the last 40 years. The Japanese market posted positive gains over the quarter supported by the reopening of Japan and tourism.
In the second quarter, developed non-U.S. markets posted positive gains over the quarter supported by resilient corporate earnings data. The Information Technology sector rallied and boosted broad market performance, with semiconductor companies leading the way. The ECB raised the interest rate to 4% over the quarter, indicating a potential for further rate hikes due to elevated inflation rates. In the United Kingdom, the BoE raised the interest rate to 5% in response to increased inflation triggered by wage growth.
In Japan, the equity market posted positive return over the quarter supported by a weaker Yen, improved sentiment towards semiconductor industry and a strong corporate earnings season.
In the third quarter, developed non-U.S. markets, as represented by the MSCI EAFE
®
Index, finished the quarter with -4.11%
return. Global growth and inflation concerns took center stage in shaping sentiment across developed markets. Developed
European equities fell over the quarter amid worries about the potential impact of further rate hikes on economic growth. The cooling inflation rate in Europe raised optimism that the rate hike cycle was nearing its endpoint. The ECB raised interest rates in
July and September, signaling a pause ahead, as the current level was deemed sufficient to guide inflation back to its target. The
BoE maintained rates unchanged in September but indicated a longer period of elevated rates. In Japan, equity markets rallied on the back of rising rates and robust earnings results. The weakened Yen, coupled with strong domestic demand, heightened investor sentiment, and supported market performance throughout the quarter. The BOJ announced policy adjustments that supported a gradual increase in Japanese government bond yields.
In the fourth quarter, developed non-U.S. markets, as represented by the MSCI EAFE
®
Index, posted positive gains over the
quarter, supported by the optimism of cooling inflationary pressure and resilient economic data. With inflation returning closer to central banks’ targets, investors increased expectations that the rate-hiking cycle may be over and increased hopes for rate cuts in
2024. In the Eurozone, with inflation data returning closer to the 2% target, the ECB kept the interest rate at 4.00% in October after
10 consecutive hikes. In the U.K., data contributed to hopes that the BoE may have finished its series of interest rate hikes while the BoE kept the rate at 5.25% in the quarter. In Japan, core consumer price growth picked up in the quarter to 2.9% in October.
The BoJ kept the interest rate at -0.1%, and it is the only major central bank maintaining interest rates below zero with the hope of ending Japan’s decades of deflation.
Over the year, from a GICS* sector perspective, Information Technology (37.52%), Industrials (28.13%), and Consumer
Discretionary (22.67%) were among the best performers. While Consumer Staples (4.89%), Real Estate (9.67%), and Health
Care (9.83%) were among the worst performers.
Exchange traded futures are employed to equitize dividend accruals, as well as to manage day-to-day cash flows generated from clients’ trades, dividends, interest received, and other activity associated with securities in the portfolio. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio. While we seek to remain fully invested, a small amount of spendable cash is retained to minimize trading and transactions costs. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.
The Fund had no liquidity events that materially impacted performance during the reporting period.
Subadviser:
BlackRock Investment Management, LLC

12 - Fund Commentary - December 31, 2023 - NVIT International Index Fund
Portfolio Managers:
Paul Whitehead; Jennifer Hsui; and Peter Sietsema
* The Global Industry Classification Standard (“GICS”) is an industry taxonomy developed in 1999 by MSCI and Standard &
Poor's for use by the global financial community. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries into which S&P has categorized all major public companies. To learn more, visit https://www.msci.com/
documents/1296102/11185224/GICS+Methodology+2020.pdf/9caadd09-790d-3d60-455b-2a1ed5d1e48c?t=1578405935658.
The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities, including mid-sized companies. Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

NVIT International Index Fund - December 31, 2023 - Fund Commentary - 13
Asset Allocation
1
Common Stocks 98.8%
Repurchase Agreements 1.1%
Futures Contracts
†
0.0%
Other assets in excess of liabilities 0.1%
100.0%
Top Industries
2
Banks 9.7%
Pharmaceuticals 8.9%
Insurance 5.1%
Oil, Gas & Consumable Fuels 4.2%
Semiconductors & Semiconductor Equipment 3.8%
Metals & Mining 3.4%
Automobiles 3.4%
Chemicals 3.2%
Machinery 3.0%
Food Products 3.0%
Other Industries
#
52.3%
100.0%
Top Holdings
2
Novo Nordisk A/S Class B 2.1%
Nestle SA (Registered) 1.9%
ASML Holding NV 1.9%
LVMH Moet Hennessy Louis Vuitton SE 1.4%
Shell plc 1.3%
AstraZeneca plc 1.3%
Novartis AG (Registered) 1.3%
Roche Holding AG 1.2%
Toyota Motor Corp. 1.2%
SAP SE 1.0%
Other Holdings
#
85.4%
100.0%
Top Countries
2
Japan 22.2%
United Kingdom 10.8%
France 10.2%
Germany 8.4%
Australia 7.9%
United States 7.5%
Switzerland 6.4%
Netherlands 5.5%
Denmark 3.3%
Sweden 3.2%
Other Countries
#
14.6%
100.0%
†
Amount rounds to less than 0.1%.
#
For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

14 - Fund Commentary - December 31, 2023 - NVIT International Index Fund
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class I 17.58% 7.90% 3.92% 4/30/2014
Class II 17.31% 7.63% 3.76% 4/28/2006
Class VIII 17.22% 7.48% 3.61% 4/28/2006
Class Y 17.71% 8.04% 4.16% 4/28/2006
MSCI EAFE
®
Index 18.24% 8.16% 4.28%
Expense Ratios
Gross
Expense
Ratio
^
Net
Expense
Ratio
^
Class I 0.46% 0.46%
Class II 0.70% 0.70%
Class VIII 0.86% 0.81%
Class Y 0.31% 0.31%
^
Current effective prospectus dated May 1, 2023. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2024. Please see the Fund’s most recent prospectus for details. Please refer to the Financial
Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

NVIT International Index Fund - December 31, 2023 - Fund Commentary - 15
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class II shares of the NVIT International Index Fund versus performance of the
MSCI EAFE
®
Index over the 10-year period ended 12/31/23. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

16 - Fund Commentary - December 31, 2023 - NVIT Mid Cap Index Fund
For the annual period ended December 31, 2023, the NVIT Mid Cap Index Fund Class I returned 16.06% versus 16.44% for its benchmark, the S&P MidCap 400
®
Index. For broader comparison, the return for the Fund's closest Morningstar peer category,
Mid-Cap Blend (consisting of 73 investments as of December 31, 2023), was 15.88% for the same period. Performance for the
Fund's other share classes versus the benchmark is included in the Average Annual Total Return chart in this report's Fund
Performance section.
In the first quarter, the U.S. equity market rallied over the quarter on the back of cooling inflation and resilient economic data. In combination with a stronger-than-expected gross domestic product, inflation data led investors to position for slower rate rises from the Federal Reserve (“Fed”). The Fed reiterated its commitment to raise the interest rate to bring the inflation rate down in
February, especially if macro data continued to come in stronger than expected. Later in the quarter, investors’ attention quickly switched to headline news about the banking sector, which led to a major sell-off in the financial sector. The overall market calmed after the central banks set out reassuring plans.
During the quarter, the Fed raised the interest rate by 25 basis points (“bps”) in February and March 2023, bringing it to the range of 4.75% - 5.00%. This represented the ninth consecutive interest rate hike. A slight shift in rhetoric was interpreted that the rate hiking cycle was nearing a pause, although Fed Chair Jerome Powell was clear that additional ‘policy firming’ may be required.
In the second quarter, the U.S. equity market rallied over the quarter, despite concerns over the debt ceiling. Robust gains were supported by resilient economic data and strong performance by large-cap growth stocks. Concerns regarding the U.S. debt ceiling dampened market sentiment in May 2023 before Congress reached an agreement to suspend it. Later in the quarter, markets rallied, boosted by the Technology sector on the back of enthusiasm over artificial intelligence and chipmakers.
The Fed raised the interest rate by 25 bps over the quarter, bringing rates to the range of 5.00% - 5.25%. The Fed signaled that hike pauses will come later in the quarter but expressed the need to retain flexibility to bring inflation down.
In the third quarter, the U.S. equity market initially rallied over the quarter, supported by a falling inflation rate and resilient economic data. The Fed raised its policy rate by 25 bps, bringing the fed funds rate to 5.25% - 5.50%; however, uncertainty about whether the Fed had reached the endpoint for the rate-hiking cycle had dampened the market sentiment. A slight inflation hike in
August 2023 weighed down on market performance over the second part of the third quarter. The Fed kept rates unchanged during their September meeting, signaling a hawkish pause that raised concerns about high rates persisting for a longer period and a possibility of another rate hike later this year - driven by increasing oil prices pushing the inflation rate higher.
In the fourth quarter, the U.S. equity market posted overall robust gains on the back of cooling inflation data. The market initially dampened in October 2023 with expectations that interest rates would remain higher for longer. Increasing conflicts in the Middle
East further exacerbated the initial market dampening. Later in the quarter, however, optimistic inflation data led to hopes that interest rates had reached their peak, leading the market to rally in the second half of the quarter.
During the quarter, falling Consumer Price Index data raised hopes that inflation was on course to fall back to the Fed’s 2% target.
The Fed held interest rates steady for the quarter at a targeted range of 5.25% - 5.50%. Given that the Fed signaled it may have finished its series of rate hikes, market expectations of rate cuts in 2024 increased.
From a sector perspective, Information Technology (31.98%), Industrials (30.42%), and Consumer Discretionary (24.442%) were among the best performers, while Utilities (-13.21%), Communication Services (-7.49%), and Health Care (0.52%) were among the worst performers.
Exchange traded futures are employed to equitize dividend accruals and to manage day-to-day cash flows generated from clients’
trades, dividends, interest received, and other activity associated with securities in the portfolio. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio. While we seek to remain fully invested, a small amount of spendable cash is retained to minimize trading and transactions costs. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.
The Fund had no liquidity events that materially impacted performance during the reporting period.
Subadviser:
BlackRock Investment Management, LLC

NVIT Mid Cap Index Fund - December 31, 2023 - Fund Commentary - 17
Portfolio Managers:
Paul Whitehead; Jennifer Hsui; and Peter Sietsema
Standard & Poor's Financial Services LLC or its affiliates (collectively, S&P
®
) and any third-party providers, as well as their directors, officers, shareholders, employees or agents do not guarantee the accuracy, completeness, timeliness or availability of the Content.
S&P Parties are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, for the results obtained from the use of the Content, or for the security or maintenance of any data input by the user. The Content is provided on an "as is" basis. Copyright © 2024 by Standard & Poor's Financial Services LLC. All rights reserved.
The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including mid-sized companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

18 - Fund Commentary - December 31, 2023 - NVIT Mid Cap Index Fund
Asset Allocation
1
Common Stocks 99.1%
Repurchase Agreements 10.1%
Futures Contracts
†
0.0%
Liabilities in excess of other assets
§
(9.2)%
100.0%
Top Industries
2
Banks 5.3%
Machinery 4.4%
Insurance 3.8%
Oil, Gas & Consumable Fuels 3.7%
Specialty Retail 3.6%
Hotels, Restaurants & Leisure 3.2%
Building Products 3.2%
Professional Services 2.7%
Semiconductors & Semiconductor Equipment 2.6%
Capital Markets 2.6%
Other Industries
#
64.9%
100.0%
Top Holdings
2
Deckers Outdoor Corp. 0.6%
Reliance Steel & Aluminum Co. 0.6%
Carlisle Cos., Inc. 0.6%
GoDaddy, Inc., Class A 0.5%
Watsco, Inc. 0.5%
WP Carey, Inc. 0.5%
Graco, Inc. 0.5%
RPM International, Inc. 0.5%
Lennox International, Inc. 0.5%
Gaming and Leisure Properties, Inc. 0.5%
Other Holdings
#
94.7%
100.0%
†
Amount rounds to less than 0.1%.
#
For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.
§
Please refer to the Statements of Assets and Liabilities for additional details.
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

NVIT Mid Cap Index Fund - December 31, 2023 - Fund Commentary - 19
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class I 16.06% 12.16% 8.86% 10/31/1997
Class II 15.82% 11.93% 8.63% 5/6/2002
Class Y 16.23% 12.34% 9.01% 4/28/2006
S&P MidCap 400
®
Index 16.44% 12.62% 9.27%
Expense Ratios
Expense
Ratio
^
Class I 0.41%
Class II 0.61%
Class Y 0.26%
^
Current effective prospectus dated May 1, 2023. Please see the Fund’s most recent prospectus for details. Please refer to the
Financial Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

20 - Fund Commentary - December 31, 2023 - NVIT Mid Cap Index Fund
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class I shares of the NVIT Mid Cap Index Fund versus performance of the S&P
MidCap 400
®
Index over the 10-year period ended 12/31/23. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

NVIT S&P 500 Index Fund - December 31, 2023 - Fund Commentary - 21
For the annual period ended December 31, 2023, the NVIT S&P 500 Index Fund Class IV returned 25.99%* versus 26.29% for its benchmark, the S&P 500
®
Index. For broader comparison, the return for the Fund's closest Morningstar peer category, Large
Blend (consisting of 313 investments as of December 31, 2023), was 25.60% for the same period. Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total Return chart in this report's Fund Performance section.
In the first quarter, the U.S. equity market rallied over the quarter on the back of cooling inflation and resilient economic data. In combination with a stronger-than-expected gross domestic product, inflation data led investors to position for slower rate rises from the Federal Reserve (“Fed”). The Fed reiterated its commitment to raise the interest rate to bring the inflation rate down in
February, especially if macro data continued to come in stronger than expected. Later in the quarter, investors’ attention quickly switched to headline news about the banking sector, which led to a major sell-off in the financial sector. The overall market calmed after the central banks set out reassuring plans.
During the quarter, the Fed raised the interest rate by 25 basis points (“bps”) in February and March 2023, bringing it to the range of 4.75% - 5.00%. This represented the ninth consecutive interest rate hike. A slight shift in rhetoric was interpreted that the rate hiking cycle was nearing a pause, although Fed Chair Jerome Powell was clear that additional ‘policy firming’ may be required.
In the second quarter, the U.S. equity market rallied over the quarter, despite concerns over the debt ceiling. Robust gains were supported by resilient economic data and strong performance by large-cap growth stocks. Concerns regarding the U.S. debt ceiling dampened market sentiment in May 2023 before Congress reached an agreement to suspend it. Later in the quarter, markets rallied boosted by the Technology sector on the back of enthusiasm over artificial intelligence and chipmakers.
The Fed raised the interest rate by 25 bps over the quarter, bringing the interest rate to the range of 5.00% - 5.25%. The Fed signaled that hike pauses will come later in the quarter but expressed the need to retain flexibility to bring inflation down.
In the third quarter, the U.S. equity market initially rallied over the quarter, supported by a falling inflation rate and resilient economic data. The Fed raised its policy rate by 25 bps, bringing the fed funds rate to 5.25% - 5.50%; however, uncertainty about whether the Fed had reached the endpoint for the rate-hiking cycle had dampened the market sentiment. A slight inflation hike in August
2023 weighed down on market performance over the second part of the third quarter. The Fed kept the interest rates unchanged during their September meeting, signaling a hawkish pause that raised concerns about high rates persisting for a longer period and a possibility of another rate hike later this year - driven by increasing oil prices pushing the inflation rate higher.
In the fourth quarter, the U.S. equity market posted overall robust gains on the back of cooling inflation data. The market initially dampened in October 2023 with expectations that interest rates would remain higher for longer. Increasing conflicts in the Middle
East further exacerbated the initial market dampening. Later in the quarter, however, optimistic inflation data led to hopes that interest rates had reached their peak, leading the market to rally in the second half of the quarter.
During the quarter, falling Consumer Price Index data raised hopes that inflation was on course to fall back to the Fed’s 2% target.
The Fed held interest rates steady for the quarter at a targeted range of 5.25% - 5.50%. Given that the Fed signaled it may have finished its series of rate hikes, market expectations of rate cuts in 2024 increased.
From a sector perspective Information Technology (60.93%), Communication Services (55.80%), and Consumer Discretionary
(43.22%) were among the best performers, while Utilities (-7.08%), Energy (-1.33%), and Consumer Staples (0.55%) were among the worst performers.
Exchange traded futures are employed to equitize dividend accruals and to manage day-to-day cash flows generated from clients’
trades, dividends, interest received, and other activity associated with securities in the portfolio. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio. While we seek to remain fully invested, a small amount of spendable cash is retained to minimize trading and transactions costs. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.
The Fund had no liquidity events that materially impacted performance during the reporting period.
Subadviser:
BlackRock Investment Management, LLC

22 - Fund Commentary - December 31, 2023 - NVIT S&P 500 Index Fund
Portfolio Managers:
Paul Whitehead; Jennifer Hsui; and Peter Sietsema
*High double-digit returns are unusual and cannot be sustained.
Standard & Poor's Financial Services LLC or its affiliates (collectively, S&P
®
) and any third-party providers, as well as their directors, officers, shareholders, employees or agents do not guarantee the accuracy, completeness, timeliness or availability of the Content.
S&P Parties are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, for the results obtained from the use of the Content, or for the security or maintenance of any data input by the user. The Content is provided on an "as is" basis. Copyright © 2024 by Standard & Poor's Financial Services LLC. All rights reserved.
The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including mid-sized companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.
Asset Allocation
1
Common Stocks 99.0%
Repurchase Agreements 1.1%
Futures Contracts
†
0.0%
Liabilities in excess of other assets (0.1)%
100.0%
Top Industries
2
Software 10.7%
Semiconductors & Semiconductor Equipment 8.0%
Technology Hardware, Storage & Peripherals 7.2%
Interactive Media & Services 5.7%
Financial Services 4.1%
Pharmaceuticals 3.7%
Oil, Gas & Consumable Fuels 3.5%
Broadline Retail 3.5%
Banks 3.2%
Capital Markets 3.0%
Other Industries
#
47.4%
100.0%
Top Holdings
2
Apple, Inc. 7.0%
Microsoft Corp. 6.9%
Amazon.com, Inc. 3.4%
NVIDIA Corp. 3.0%
Alphabet, Inc., Class A 2.0%
Meta Platforms, Inc., Class A 1.9%
Alphabet, Inc., Class C 1.7%
Tesla, Inc. 1.7%
Berkshire Hathaway, Inc., Class B 1.6%
JPMorgan Chase & Co. 1.2%
Other Holdings
#
69.6%
100.0%
†
Amount rounds to less than 0.1%.
#
For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

NVIT S&P 500 Index Fund - December 31, 2023 - Fund Commentary - 23
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class I 25.96% 15.41% 11.76% 5/1/2013
Class II 25.80% 15.14% 11.49% 5/1/2013
Class IV 25.99% 15.41% 11.74% 2/7/2000
Class Y 25.97% 15.51% 11.85% 4/28/2006
S&P 500
®
Index 26.29% 15.69% 12.03%
Expense Ratios
Gross
Expense
Ratio
^
Net
Expense
Ratio
^
Class I 0.33% 0.26%
Class II 0.58% 0.51%
Class IV 0.28% 0.28%
Class Y 0.18% 0.18%
^
Current effective prospectus dated May 1, 2023. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2024. Please see the Fund’s most recent prospectus for details. Please refer to the Financial
Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

24 - Fund Commentary - December 31, 2023 - NVIT S&P 500 Index Fund
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class IV shares of the NVIT S&P 500 Index Fund versus performance of the
S&P 500
®
Index over the 10-year period ended 12/31/23. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the
Market Index Definitions page at the back of this book.

NVIT Small Cap Index Fund - December 31, 2023 - Fund Commentary - 25
For the annual period ended December 31, 2023, the NVIT Small Cap Index Fund Class II returned 16.35% versus 16.93% for its benchmark, the Russell 2000
®
Index. For broader comparison, the return for the Fund's closest Morningstar peer category, Small
Blend (consisting of 132 investments as of December 31, 2023), was 16.24% for the same period. Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total Return chart in this report's Fund Performance section.
In the first quarter, the U.S. equity market rallied over the quarter on the back of cooling inflation and resilient economic data. In combination with a stronger-than-expected gross domestic product, inflation data led investors to position for slower rate rises from the Federal Reserve (“Fed”). The Fed reiterated its commitment to raise the interest rate to bring the inflation rate down in
February, especially if macro data continued to come in stronger than expected. Later in the quarter, investors’ attention quickly switched to headline news about the banking sector which led to a major sell-off in the financial sector. The overall market calmed after the central banks set out reassuring plans.
During the quarter, the Fed raised the interest rate by 25 basis points (“bps”) in February and March 2023, bringing it to the range of 4.75% - 5.00%. This represented the ninth consecutive interest rate hike. A slight shift in rhetoric was interpreted that the rate hiking cycle was nearing a pause, although Fed Chair Jerome Powell was clear that additional ‘policy firming’ may be required.
In the second quarter, the U.S. equity market rallied over the quarter, despite concerns over the debt ceiling. Robust gains were supported by resilient economic data and strong performance by large-cap growth stocks. Concerns regarding the U.S. debt ceiling dampened market sentiment in May 2023 before Congress reached an agreement to suspend it. Later in the quarter, markets rallied, boosted by the Technology sector on the back of enthusiasm over artificial intelligence and chipmakers.
The Fed raised the interest rate by 25 bps over the quarter, bringing rates to the range of 5.00% - 5.25%. The Fed signaled that hike pauses will come later in the quarter but expressed the need to retain flexibility to bring inflation down.
In the third quarter, the U.S. equity market initially rallied over the quarter, supported by a falling inflation rate and resilient economic data. The Fed raised its policy rate by 25 bps, bringing the fed funds rate to 5.25% - 5.50%; however, uncertainty about whether the Fed had reached the endpoint for the rate-hiking cycle had dampened the market sentiment. A slight inflation hike in August 2023 weighed down on market performance over the second part of the third quarter. The Fed kept rates unchanged during its September meeting, signaling a hawkish pause that raised concerns about high rates persisting for a longer period and a possibility of another rate hike later this year - driven by increasing oil prices pushing the inflation rate higher.
In the fourth quarter, the U.S. equity market posted overall robust gains on the back of cooling inflation data. The market initially dampened in October 2023 with expectations that interest rates would remain higher for longer. Increasing conflicts in the Middle
East further exacerbated the initial market dampening. Later in the quarter, however, optimistic inflation data led to hopes that interest rates had reached their peak, leading the market to rally in the second half of the quarter.
During the quarter, falling Consumer Price Index data raised hopes that inflation was on course to fall back to the Fed’s 2% target.
The Fed held interest rates steady for the quarter at a targeted range of 5.25% - 5.50%. Given that the Fed signaled it may have finished its series of rate hikes, market expectations of rate cuts in 2024 increased.
From a sector perspective, Information Technology (28.20%), Consumer Discretionary (27.53%), and Industrials (26.96%) were among the best performers, while Utilities (-6.96%), Health Care (7.91%), and Communication Services (8.48%) were among the worst performers.
Exchange traded futures are employed to equitize dividend accruals and to manage day-to-day cash flows generated from clients’
trades, dividends, interest received, and other activity associated with securities in the portfolio. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio. While we seek to remain fully invested, a small amount of spendable cash is retained to minimize trading and transactions costs. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.
The Fund had no liquidity events that materially impacted performance during the reporting period.
Subadviser:
BlackRock Investment Management, LLC

26 - Fund Commentary - December 31, 2023 - NVIT Small Cap Index Fund
Portfolio Managers:
Paul Whitehead; Jennifer Hsui; and Peter Sietsema
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.
Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell
®
is a trademark of Russell Investment
Group.
The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including mid-sized companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.
Asset Allocation
1
Common Stocks 99.0%
Repurchase Agreements 8.3%
Futures Contracts
†
0.0%
Closed End Fund
†
0.0%
Rights
†
0.0%
Warrant
†
0.0%
Liabilities in excess of other assets
§
(7.3)%
100.0%
Top Industries
2
Banks 8.8%
Biotechnology 6.9%
Software 5.5%
Oil, Gas & Consumable Fuels 4.1%
Machinery 3.2%
Semiconductors & Semiconductor Equipment 2.9%
Health Care Equipment & Supplies 2.6%
Electronic Equipment, Instruments & Components 2.5%
Specialty Retail 2.5%
Health Care Providers & Services 2.3%
Other Industries
#
58.7%
100.0%
Top Holdings
2
Super Micro Computer, Inc. 0.5%
Simpson Manufacturing Co., Inc. 0.3%
Cytokinetics, Inc. 0.3%
elf Beauty, Inc. 0.3%
MicroStrategy, Inc., Class A 0.3%
UFP Industries, Inc. 0.3%
Light & Wonder, Inc. 0.3%
Onto Innovation, Inc. 0.3%
Rambus, Inc. 0.3%
Qualys, Inc. 0.3%
Other Holdings
#
96.8%
100.0%
†
Amount rounds to less than 0.1%.
§
Please refer to the Statements of Assets and Liabilities for additional details.
#
For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

NVIT Small Cap Index Fund - December 31, 2023 - Fund Commentary - 27
ll
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class II 16.35% 9.45% 6.69% 5/1/2013
Class Y 16.69% 9.80% 7.04% 4/13/2007
Russell 2000
®
Index 16.93% 9.97% 7.16%
Expense Ratios
Gross
Expense
Ratio
^
Net
Expense
Ratio
^
Class II 0.68% 0.61%
Class Y 0.28% 0.28%
^
Current effective prospectus dated May 1, 2023. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2024. Please see the Fund’s most recent prospectus for details. Please refer to the Financial
Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

28 - Fund Commentary - December 31, 2023 - NVIT Small Cap Index Fund
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class II shares of the NVIT Small Cap Index Fund versus performance of the
Russell 2000
®
Index over the 10-year period ended 12/31/23. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definition page at the back of this book.

Index Funds - December 31, 2023 - Shareholder Expense Example - 29
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange
Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2023) and continued to hold your shares at the end of the reporting period (December 31, 2023).
Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses.
You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July
1, 2023 through December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid
During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’
actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2023 through December 31, 2023. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each
Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.
Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
Beginning Account
Value($) 7/1/23
Ending Account
Value($) 12/31/23
Expenses Paid
During Period ($)
7/1/23 - 12/31/23
Expense Ratio
During Period (%)
7/1/23 - 12/31/23
(a)
NVIT Bond Index Fund
Class I Shares
Actual
(b)
1,000.00 1,029.00 1.99 0.39
Hypothetical
(b)(c)
1,000.00 1,023.24 1.99 0.39
Class Y Shares
Actual
(b)
1,000.00 1,030.90 1.23 0.24
Hypothetical
(b)(c)
1,000.00 1,024.00 1.22 0.24
NVIT International Index Fund
Class I Shares
Actual
(b)
1,000.00 1,053.50 2.43 0.47
Hypothetical
(b)(c)
1,000.00 1,022.84 2.40 0.47
Class II Shares
Actual
(b)
1,000.00 1,051.90 3.62 0.70
Hypothetical
(b)(c)
1,000.00 1,021.68 3.57 0.70
Class VIII Shares
Actual
(b)
1,000.00 1,051.40 4.24 0.82
Hypothetical
(b)(c)
1,000.00 1,021.07 4.18 0.82
Class Y Shares
Actual
(b)
1,000.00 1,053.90 1.66 0.32
Hypothetical
(b)(c)
1,000.00 1,023.59 1.63 0.32

30 - Shareholder Expense Example - December 31, 2023 - Index Funds
Beginning Account
Value($) 7/1/23
Ending Account
Value($) 12/31/23
Expenses Paid
During Period ($)
7/1/23 - 12/31/23
Expense Ratio
During Period (%)
7/1/23 - 12/31/23
(a)
NVIT Mid Cap Index Fund
Class I Shares
Actual
(b)
1,000.00 1,067.60 2.08 0.40
Hypothetical
(b)(c)
1,000.00 1,023.19 2.04 0.40
Class II Shares
Actual
(b)
1,000.00 1,066.60 3.13 0.60
Hypothetical
(b)(c)
1,000.00 1,022.18 3.06 0.60
Class Y Shares
Actual
(b)
1,000.00 1,068.40 1.30 0.25
Hypothetical
(b)(c)
1,000.00 1,023.95 1.28 0.25
NVIT S&P 500 Index Fund
Class I Shares
Actual
(b)
1,000.00 1,078.60 1.26 0.24
Hypothetical
(b)(c)
1,000.00 1,024.00 1.22 0.24
Class II Shares
Actual
(b)
1,000.00 1,078.30 2.57 0.49
Hypothetical
(b)(c)
1,000.00 1,022.74 2.50 0.49
Class IV Shares
Actual
(b)
1,000.00 1,078.90 1.36 0.26
Hypothetical
(b)(c)
1,000.00 1,023.89 1.33 0.26
Class Y Shares
Actual
(b)
1,000.00 1,078.70 0.84 0.16
Hypothetical
(b)(c)
1,000.00 1,024.40 0.82 0.16
NVIT Small Cap Index Fund
Class II Shares
Actual
(b)
1,000.00 1,079.30 3.14 0.60
Hypothetical
(b)(c)
1,000.00 1,022.18 3.06 0.60
Class Y Shares
Actual
(b)
1,000.00 1,079.60 1.42 0.27
Hypothetical
(b)(c)
1,000.00 1,023.84 1.38 0.27
(a)
The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
(b)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2023 through
December 31, 2023 multiplied by 184/365 to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
(c)
Represents the hypothetical 5% return before expenses.

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 31
Asset-Backed Securities 0 .4%
Principal
Amount ($) Value ($)
Airlines 0 .0%
†
United Airlines Pass-Through
Trust
Series 2013-1, Class A,
4.30%, 8/15/2025 276,626 268,055
Series 2020-1, Class A,
5.88%, 10/15/2027 232,914 235,809
Series 2023-1, Class A,
5.80%, 1/15/2036(a) 103,000 104,451
608,315
Automobiles 0 .2%
Toyota Auto Receivables
Owner Trust, Series 2023-A,
Class A3, 4.63%, 9/15/2027 4,384,000 4,357,570
Credit Card 0 .1%
American Express Credit
Account Master Trust,
Series 2022-2, Class A,
3.39%, 5/15/2027 1,500,000 1,468,859
BA Credit Card Trust, Series
2021-A1, Class A1, 0.44%,
9/15/2026 100,000 98,542
Capital One Multi-Asset
Execution Trust, Series
2022-A3, Class A, 4.95%,
10/15/2027 1,500,000 1,504,077
3,071,478
Other 0 .1%
Evergy Metro, Inc., 3.65%,
8/15/2025 500,000 488,990
Verizon Master Trust, Series
2023-1, Class A, 4.49%,
1/22/2029 1,000,000 994,335
1,483,325
Total Asset-Backed Securities
(cost $9,532,380)
9,520,688
Commercial Mortgage-Backed Securities 1 .8%
BBCMS Mortgage Trust,
Series 2017-C1, Class A4,
3.67%, 2/15/2050 1,375,000 1,307,606
Benchmark Mortgage Trust
Series 2018-B4, Class A5,
4.12%, 7/15/2051(b) 1,000,000 955,606
Series 2019-B11, Class A4,
3.28%, 5/15/2052 3,000,000 2,711,415
Series 2021-B25, Class A5,
2.58%, 4/15/2054 1,500,000 1,208,716
Citigroup Commercial
Mortgage Trust
Series 2014-GC25, Class
AS, 4.02%, 10/10/2047 1,500,000 1,457,161
Series 2016-P5, Class A4,
2.94%, 10/10/2049 600,000 555,431
Series 2017-P7, Class A4,
3.71%, 4/14/2050 1,500,000 1,409,256
Commercial Mortgage-Backed Securities
Principal
Amount ($) Value ($)
Series 2019-GC43, Class
A4, 3.04%, 11/10/2052 2,940,000 2,578,453
Commercial Mortgage Trust
Series 2014-UBS2, Class
A5, 3.96%, 3/10/2047 627,774 626,675
Series 2014-UBS3, Class
A4, 3.82%, 6/10/2047 1,500,000 1,483,758
Series 2015-DC1, Class A5,
3.35%, 2/10/2048 1,000,000 969,247
Series 2015-PC1, Class A5,
3.90%, 7/10/2050 1,000,000 971,981
CSAIL Commercial Mortgage
Trust, Series 2018-
CX11, Class A5, 4.03%,
4/15/2051(b) 1,250,000 1,183,625
FHLMC Multifamily Structured
Pass-Through Certificates
REMIC
Series K069, Class A2,
3.19%, 9/25/2027(b) 2,500,000 2,398,511
Series K100, Class A2,
2.67%, 9/25/2029 3,500,000 3,202,267
Series K115, Class A2,
1.38%, 6/25/2030 960,000 798,404
Series K121, Class A2,
1.55%, 10/25/2030 2,000,000 1,665,731
Series K-155, Class A2,
4.25%, 4/25/2033 1,000,000 984,628
Series K-1510, Class A3,
3.79%, 1/25/2034 2,500,000 2,357,678
FNMA ACES REMIC
Series 2018-M14, Class A2,
3.58%, 8/25/2028(b) 1,329,149 1,281,841
Series 2013-M6, Class 1AC,
3.39%, 2/25/2043(b) 110,243 104,721
GS Mortgage Securities Trust,
Series 2015-GC30, Class
A4, 3.38%, 5/10/2050 1,500,000 1,448,237
Morgan Stanley Bank of
America Merrill Lynch Trust,
Series 2015-C24, Class A4,
3.73%, 5/15/2048 1,000,000 967,551
Morgan Stanley Capital I Trust
Series 2019-H6, Class A4,
3.42%, 6/15/2052 1,180,000 1,080,995
Series 2021-L7, Class A5,
2.57%, 10/15/2054 3,000,000 2,515,967
Wells Fargo Commercial
Mortgage Trust
Series 2015-C28, Class A4,
3.54%, 5/15/2048 1,500,000 1,450,151
Series 2017-C40, Class A4,
3.58%, 10/15/2050 1,500,000 1,415,866
Total Commercial Mortgage-Backed
Securities
(cost $42,905,007) 39,091,478

32 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Corporate Bonds 25 .1%
Principal
Amount ($) Value ($)
Aerospace & Defense 0 .5%
Boeing Co. (The) ,
4.88%, 5/1/2025 300,000 298,497
2.20%, 2/4/2026(a) 550,000 519,688
2.25%, 6/15/2026(a) 500,000 468,425
5.04%, 5/1/2027(a) 500,000 504,364
3.20%, 3/1/2029(a) 500,000 467,597
2.95%, 2/1/2030 85,000 76,579
5.15%, 5/1/2030(a) 400,000 407,204
3.25%, 2/1/2035 100,000 84,337
5.71%, 5/1/2040 350,000 361,877
3.75%, 2/1/2050(a) 200,000 155,202
5.81%, 5/1/2050 500,000 517,776
5.93%, 5/1/2060 460,000 476,325
General Dynamics Corp. ,
1.15%, 6/1/2026 45,000 41,608
2.63%, 11/15/2027 300,000 280,746
3.63%, 4/1/2030(a) 200,000 192,114
2.25%, 6/1/2031 30,000 26,081
2.85%, 6/1/2041 50,000 38,332
4.25%, 4/1/2050(a) 200,000 185,506
Huntington Ingalls Industries,
Inc. ,
3.48%, 12/1/2027(a) 200,000 189,070
L3Harris Technologies, Inc. ,
5.40%, 1/15/2027(a) 100,000 102,075
2.90%, 12/15/2029 100,000 90,365
1.80%, 1/15/2031(a) 185,000 151,949
5.40%, 7/31/2033(a) 95,000 98,775
4.85%, 4/27/2035(a) 90,000 88,813
Leidos, Inc. ,
3.63%, 5/15/2025 100,000 97,406
Lockheed Martin Corp. ,
3.55%, 1/15/2026(a) 126,000 123,718
3.90%, 6/15/2032(a) 50,000 48,218
5.25%, 1/15/2033 25,000 26,516
3.60%, 3/1/2035 110,000 100,725
4.07%, 12/15/2042(a) 393,000 354,073
4.70%, 5/15/2046(a) 250,000 244,545
4.09%, 9/15/2052(a) 300,000 266,514
4.15%, 6/15/2053 100,000 89,383
5.70%, 11/15/2054 25,000 28,125
4.30%, 6/15/2062(a) 100,000 89,605
5.90%, 11/15/2063(a) 130,000 151,799
Northrop Grumman Corp. ,
2.93%, 1/15/2025 500,000 488,539
3.25%, 1/15/2028(a) 400,000 382,232
4.70%, 3/15/2033(a) 100,000 100,849
4.75%, 6/1/2043 250,000 239,242
4.03%, 10/15/2047 400,000 342,446
4.95%, 3/15/2053 75,000 74,284
RTX Corp. ,
3.95%, 8/16/2025(a) 200,000 197,096
5.00%, 2/27/2026 75,000 75,302
5.75%, 11/8/2026 75,000 77,070
4.13%, 11/16/2028 250,000 244,244
5.75%, 1/15/2029 75,000 78,394
6.00%, 3/15/2031 175,000 186,426
1.90%, 9/1/2031 50,000 40,641
2.38%, 3/15/2032 185,000 154,170
5.15%, 2/27/2033 125,000 127,393
6.10%, 3/15/2034 110,000 119,377
4.70%, 12/15/2041 50,000 46,226
Corporate Bonds
Principal
Amount ($) Value ($)
Aerospace & Defense
RTX Corp.,
4.50%, 6/1/2042 700,000 635,678
3.75%, 11/1/2046 100,000 79,399
4.63%, 11/16/2048 400,000 364,982
3.03%, 3/15/2052 195,000 134,557
5.38%, 2/27/2053(a) 95,000 96,483
6.40%, 3/15/2054 50,000 57,884
11,786,846
Air Freight & Logistics 0 .1%
FedEx Corp. ,
3.10%, 8/5/2029(a) 100,000 92,497
3.90%, 2/1/2035 380,000 347,059
4.55%, 4/1/2046 500,000 447,630
5.25%, 5/15/2050(a) 200,000 199,057
United Parcel Service, Inc. ,
3.05%, 11/15/2027(a) 100,000 95,745
4.88%, 3/3/2033(a) 60,000 62,278
6.20%, 1/15/2038(a) 295,000 337,301
3.40%, 9/1/2049 320,000 257,369
5.30%, 4/1/2050(a) 150,000 159,767
5.05%, 3/3/2053(a) 60,000 62,153
2,060,856
Automobile Components 0 .0%
†
Aptiv plc ,
3.25%, 3/1/2032(a) 110,000 97,174
5.40%, 3/15/2049(a) 50,000 46,610
3.10%, 12/1/2051 50,000 32,579
4.15%, 5/1/2052(a) 100,000 79,138
BorgWarner, Inc. ,
2.65%, 7/1/2027 55,000 50,993
Lear Corp. ,
2.60%, 1/15/2032 50,000 40,463
5.25%, 5/15/2049 150,000 138,339
Magna International, Inc. ,
5.50%, 3/21/2033 20,000 21,187
506,483
Automobiles 0 .1%
Ford Motor Co. ,
3.25%, 2/12/2032(a) 100,000 83,170
6.10%, 8/19/2032 100,000 100,803
4.75%, 1/15/2043(a) 200,000 165,096
5.29%, 12/8/2046(a) 300,000 264,349
General Motors Co. ,
6.13%, 10/1/2025 400,000 405,374
4.20%, 10/1/2027(a) 250,000 244,038
6.80%, 10/1/2027(a) 100,000 106,006
5.40%, 10/15/2029 60,000 61,068
5.60%, 10/15/2032(a) 90,000 92,021
5.15%, 4/1/2038(a) 250,000 236,661
6.25%, 10/2/2043 300,000 306,037
5.20%, 4/1/2045 250,000 224,990
Honda Motor Co. Ltd. ,
2.97%, 3/10/2032(a) 100,000 91,446
Mercedes-Benz Finance North
America LLC ,
8.50%, 1/18/2031(a) 250,000 313,605
Toyota Motor Corp. ,
5.12%, 7/13/2028 25,000 25,863

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 33
Corporate Bonds
Principal
Amount ($) Value ($)
Automobiles
Toyota Motor Corp.,
5.12%, 7/13/2033(a) 25,000 26,859
2,747,386
Banks 4 .6%
Banco Santander SA ,
2.75%, 5/28/2025 200,000 192,961
5.18%, 11/19/2025(a) 200,000 198,347
5.29%, 8/18/2027(a) 400,000 401,205
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 0.90%),
1.72%, 9/14/2027(c) 200,000 180,865
3.80%, 2/23/2028(a) 600,000 565,383
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 2.00%),
4.18%, 3/24/2028(c) 200,000 192,468
5.59%, 8/8/2028 200,000 203,926
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 1.60%),
3.23%, 11/22/2032(a)(c) 200,000 167,477
6.92%, 8/8/2033(a) 200,000 213,133
Bank of America Corp. ,
Series L, 3.95%,
4/21/2025(a) 310,000 304,745
3.88%, 8/1/2025(a) 250,000 246,219
(CME Term SOFR 3
Month + 0.90%), 2.02%,
2/13/2026(c) 300,000 288,275
4.45%, 3/3/2026 125,000 123,624
(SOFR + 1.33%), 3.38%,
4/2/2026(c) 400,000 389,023
3.50%, 4/19/2026(a) 290,000 282,190
(SOFR + 1.75%), 4.83%,
7/22/2026(c) 235,000 233,187
4.25%, 10/22/2026(a) 435,000 427,090
(SOFR + 1.01%), 1.20%,
10/24/2026(c) 200,000 185,711
(SOFR + 1.29%), 5.08%,
1/20/2027(a)(c) 220,000 219,515
(CME Term SOFR 3
Month + 1.32%), 3.56%,
4/23/2027(c) 100,000 96,245
(SOFR + 0.96%), 1.73%,
7/22/2027(c) 850,000 778,728
(SOFR + 1.34%), 5.93%,
9/15/2027(a)(c) 125,000 127,541
(CME Term SOFR 3
Month + 1.84%), 3.82%,
1/20/2028(c) 500,000 480,391
(SOFR + 1.05%), 2.55%,
2/4/2028(a)(c) 280,000 259,374
(SOFR + 1.58%), 4.38%,
4/27/2028(c) 260,000 254,098
(SOFR + 2.04%), 4.95%,
7/22/2028(a)(c) 250,000 249,966
(SOFR + 1.99%), 6.20%,
11/10/2028(c) 70,000 73,020
Corporate Bonds
Principal
Amount ($) Value ($)
Banks
Bank of America Corp.,
(CME Term SOFR 3
Month + 1.30%), 3.42%,
12/20/2028(a)(c) 600,000 565,157
(SOFR + 1.63%), 5.20%,
4/25/2029(a)(c) 215,000 216,330
(SOFR + 1.06%), 2.09%,
6/14/2029(c) 100,000 88,132
(CME Term SOFR 3
Month + 1.57%), 4.27%,
7/23/2029(c) 600,000 579,293
(SOFR + 1.57%), 5.82%,
9/15/2029(a)(c) 125,000 129,034
(CME Term SOFR 3
Month + 1.45%), 2.88%,
10/22/2030(c) 200,000 177,403
(CME Term SOFR 3
Month + 1.25%), 2.50%,
2/13/2031(a)(c) 200,000 171,743
(SOFR + 2.15%), 2.59%,
4/29/2031(c) 600,000 517,074
(SOFR + 1.37%), 1.92%,
10/24/2031(c) 400,000 324,740
(SOFR + 1.32%), 2.69%,
4/22/2032(c) 630,000 531,991
(SOFR + 1.22%), 2.30%,
7/21/2032(a)(c) 100,000 81,654
(SOFR + 1.21%), 2.57%,
10/20/2032(c) 280,000 232,140
(SOFR + 1.33%), 2.97%,
2/4/2033(c) 350,000 297,787
(SOFR + 1.83%), 4.57%,
4/27/2033(a)(c) 290,000 276,423
(SOFR + 2.16%), 5.02%,
7/22/2033(a)(c) 665,000 657,838
(SOFR + 1.91%), 5.29%,
4/25/2034(c) 680,000 681,565
(SOFR + 1.84%), 5.87%,
9/15/2034(a)(c) 125,000 130,846
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 1.20%),
2.48%, 9/21/2036(c) 300,000 237,621
(CME Term SOFR 3
Month + 2.08%), 4.24%,
4/24/2038(c) 350,000 315,934
7.75%, 5/14/2038 200,000 243,243
(CME Term SOFR 3
Month + 1.58%), 4.08%,
4/23/2040(c) 100,000 87,388
(SOFR + 1.93%), 2.68%,
6/19/2041(c) 300,000 214,464
5.88%, 2/7/2042(a) 250,000 269,445
(SOFR + 1.58%), 3.31%,
4/22/2042(c) 300,000 234,912
5.00%, 1/21/2044(a) 350,000 343,219
(CME Term SOFR 3
Month + 2.25%), 4.44%,
1/20/2048(a)(c) 300,000 269,605

34 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Banks
Bank of America Corp.,
(CME Term SOFR 3
Month + 1.78%), 4.33%,
3/15/2050(c) 300,000 264,053
(CME Term SOFR 3
Month + 3.41%), 4.08%,
3/20/2051(a)(c) 600,000 504,856
(SOFR + 1.88%), 2.83%,
10/24/2051(c) 60,000 40,536
(SOFR + 1.56%), 2.97%,
7/21/2052(a)(c) 50,000 35,245
Bank of America NA ,
5.65%, 8/18/2025(a) 250,000 253,069
5.53%, 8/18/2026 250,000 254,615
Bank of Montreal ,
1.85%, 5/1/2025 500,000 479,377
5.92%, 9/25/2025(a) 50,000 50,782
5.30%, 6/5/2026 40,000 40,396
1.25%, 9/15/2026(a) 300,000 273,278
2.65%, 3/8/2027 100,000 94,162
5.20%, 2/1/2028(a) 150,000 152,798
5.72%, 9/25/2028(a) 100,000 103,632
Bank of Nova Scotia (The) ,
1.45%, 1/10/2025(a) 50,000 48,086
3.45%, 4/11/2025 90,000 88,054
5.45%, 6/12/2025 40,000 40,174
4.75%, 2/2/2026 60,000 59,861
1.05%, 3/2/2026(a) 250,000 230,375
1.35%, 6/24/2026(a) 300,000 275,706
1.30%, 9/15/2026(a) 200,000 182,149
5.35%, 12/7/2026(a) 50,000 50,835
1.95%, 2/2/2027 50,000 46,045
5.25%, 6/12/2028(a) 40,000 40,602
4.85%, 2/1/2030(a) 60,000 59,897
2.15%, 8/1/2031(a) 300,000 248,748
2.45%, 2/2/2032 50,000 41,883
5.65%, 2/1/2034 50,000 51,836
Barclays plc ,
5.20%, 5/12/2026 500,000 496,759
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 2.30%),
5.30%, 8/9/2026(a)(c) 200,000 199,171
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 3.05%),
7.33%, 11/2/2026(c) 200,000 206,583
(SOFR + 2.21%), 5.83%,
5/9/2027(c) 200,000 201,788
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 1.05%),
2.28%, 11/24/2027(c) 400,000 367,524
4.34%, 1/10/2028(a) 200,000 194,273
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 2.65%),
5.50%, 8/9/2028(a)(c) 200,000 200,926
Corporate Bonds
Principal
Amount ($) Value ($)
Banks
Barclays plc,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 3.30%),
7.39%, 11/2/2028(c) 200,000 213,733
(ICE LIBOR USD 3
Month + 1.90%), 4.97%,
5/16/2029(c) 400,000 392,668
(ICE LIBOR USD 3
Month + 3.05%), 5.09%,
6/20/2030(a)(c) 200,000 193,635
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 3.50%),
7.44%, 11/2/2033(c) 200,000 223,945
(SOFR + 2.98%), 6.22%,
5/9/2034(c) 400,000 414,870
5.25%, 8/17/2045(a) 205,000 200,591
4.95%, 1/10/2047(a) 200,000 187,178
Canadian Imperial Bank of
Commerce ,
5.14%, 4/28/2025 60,000 59,999
3.95%, 8/4/2025(a) 60,000 59,042
1.25%, 6/22/2026(a) 200,000 183,299
5.62%, 7/17/2026 25,000 25,497
5.93%, 10/2/2026(a) 50,000 51,439
5.00%, 4/28/2028(a) 60,000 60,353
5.99%, 10/3/2028 50,000 52,301
6.09%, 10/3/2033 50,000 53,347
Citibank NA ,
5.86%, 9/29/2025(a) 250,000 254,131
5.49%, 12/4/2026 250,000 254,500
5.80%, 9/29/2028 250,000 261,032
Citigroup, Inc. ,
3.30%, 4/27/2025 560,000 546,868
(SOFR + 0.69%), 2.01%,
1/25/2026(a)(c) 145,000 139,332
4.60%, 3/9/2026 350,000 345,495
(SOFR + 1.53%), 3.29%,
3/17/2026(c) 90,000 87,620
(SOFR + 2.84%), 3.11%,
4/8/2026(c) 400,000 388,764
3.40%, 5/1/2026(a) 500,000 482,472
(SOFR + 1.55%), 5.61%,
9/29/2026(a)(c) 230,000 231,676
3.20%, 10/21/2026 500,000 476,766
(SOFR + 0.77%), 1.46%,
6/9/2027(a)(c) 285,000 260,815
4.45%, 9/29/2027 500,000 488,504
(CME Term SOFR 3
Month + 1.82%), 3.89%,
1/10/2028(c) 500,000 483,494
(SOFR + 1.28%), 3.07%,
2/24/2028(a)(c) 400,000 376,911
(SOFR + 1.89%), 4.66%,
5/24/2028(a)(c) 70,000 69,441
(CME Term SOFR 3
Month + 1.60%), 3.98%,
3/20/2030(c) 250,000 237,231
(SOFR + 1.42%), 2.98%,
11/5/2030(a)(c) 200,000 178,079

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 35
Corporate Bonds
Principal
Amount ($) Value ($)
Banks
Citigroup, Inc.,
(SOFR + 1.15%), 2.67%,
1/29/2031(c) 100,000 86,742
(SOFR + 3.91%), 4.41%,
3/31/2031(c) 300,000 286,934
(SOFR + 2.11%), 2.57%,
6/3/2031(c) 300,000 256,265
(SOFR + 1.17%), 2.56%,
5/1/2032(c) 245,000 204,410
6.63%, 6/15/2032(a) 83,000 90,326
(SOFR + 1.35%), 3.06%,
1/25/2033(c) 450,000 383,932
(SOFR + 1.94%), 3.79%,
3/17/2033(c) 90,000 80,941
(SOFR + 2.09%), 4.91%,
5/24/2033(a)(c) 335,000 327,987
(SOFR + 2.34%), 6.27%,
11/17/2033(a)(c) 200,000 214,002
(SOFR + 2.66%), 6.17%,
5/25/2034(a)(c) 445,000 460,475
8.13%, 7/15/2039(a) 350,000 450,656
(SOFR + 4.55%), 5.32%,
3/26/2041(c) 300,000 300,877
6.68%, 9/13/2043(a) 150,000 168,288
4.65%, 7/23/2048(a) 200,000 184,199
Citizens Financial Group, Inc. ,
2.50%, 2/6/2030 170,000 142,404
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 2.75%),
5.64%, 5/21/2037(c) 40,000 36,831
Comerica, Inc. ,
4.00%, 2/1/2029 250,000 236,314
Cooperatieve Rabobank UA ,
1.38%, 1/10/2025(a) 250,000 240,470
3.38%, 5/21/2025(a) 250,000 245,101
5.25%, 5/24/2041 175,000 184,647
5.25%, 8/4/2045(a) 250,000 248,648
Fifth Third Bancorp ,
(SOFR + 1.36%), 4.06%,
4/25/2028(c) 40,000 38,130
(United States SOFR
Compounded Index
+ 2.19%), 6.36%,
10/27/2028(c) 60,000 62,256
(United States SOFR
Compounded Index
+ 2.13%), 4.77%,
7/28/2030(a)(c) 60,000 58,598
(SOFR + 1.66%), 4.34%,
4/25/2033(a)(c) 40,000 37,191
Fifth Third Bank NA ,
3.95%, 7/28/2025(a) 200,000 195,644
3.85%, 3/15/2026(a) 300,000 288,460
2.25%, 2/1/2027 295,000 272,492
HSBC Holdings plc ,
(SOFR + 1.43%), 3.00%,
3/10/2026(c) 200,000 193,911
(SOFR + 1.54%), 1.65%,
4/18/2026(c) 700,000 665,103
3.90%, 5/25/2026(a) 700,000 681,407
Corporate Bonds
Principal
Amount ($) Value ($)
Banks
HSBC Holdings plc,
(SOFR + 3.03%), 7.34%,
11/3/2026(c) 300,000 311,417
(SOFR + 1.57%), 5.89%,
8/14/2027(a)(c) 400,000 405,537
(SOFR + 1.10%), 2.25%,
11/22/2027(c) 200,000 183,574
(SOFR + 2.11%), 4.76%,
6/9/2028(c) 200,000 197,071
(SOFR + 3.35%), 7.39%,
11/3/2028(c) 215,000 230,380
(SOFR + 1.29%), 2.21%,
8/17/2029(c) 200,000 174,585
4.95%, 3/31/2030 200,000 198,303
(CME Term SOFR 3
Month + 1.87%), 3.97%,
5/22/2030(c) 200,000 186,798
(SOFR + 1.95%), 2.36%,
8/18/2031(c) 300,000 248,452
(SOFR + 1.19%), 2.80%,
5/24/2032(c) 220,000 183,659
(SOFR + 2.53%), 4.76%,
3/29/2033(a)(c) 200,000 186,289
(SOFR + 2.87%), 5.40%,
8/11/2033(a)(c) 300,000 301,300
(SOFR + 4.25%), 8.11%,
11/3/2033(a)(c) 300,000 346,678
(SOFR + 2.39%), 6.25%,
3/9/2034(a)(c) 200,000 212,581
(SOFR + 3.02%), 7.40%,
11/13/2034(c) 200,000 219,394
6.50%, 5/2/2036 200,000 208,150
6.50%, 9/15/2037 400,000 418,562
6.80%, 6/1/2038(a) 200,000 213,514
(SOFR + 2.65%), 6.33%,
3/9/2044(c) 200,000 215,540
5.25%, 3/14/2044(a) 250,000 243,944
Huntington Bancshares, Inc. ,
(SOFR + 1.97%), 4.44%,
8/4/2028(c) 30,000 29,078
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 1.17%),
2.49%, 8/15/2036(c) 250,000 188,936
Huntington National Bank
(The) ,
(United States SOFR
Compounded Index
+ 1.65%), 4.55%,
5/17/2028(c) 250,000 241,482
ING Groep NV ,
3.95%, 3/29/2027 300,000 290,244
(SOFR + 1.83%), 4.02%,
3/28/2028(c) 400,000 387,938
4.55%, 10/2/2028 200,000 197,205
JPMorgan Chase & Co. ,
3.13%, 1/23/2025(a) 500,000 489,487
(SOFR + 0.92%), 2.60%,
2/24/2026(a)(c) 90,000 87,158

36 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Banks
JPMorgan Chase & Co.,
(CME Term SOFR 3
Month + 1.59%), 2.01%,
3/13/2026(a)(c) 300,000 288,222
3.30%, 4/1/2026(a) 500,000 483,992
(SOFR + 1.32%), 4.08%,
4/26/2026(a)(c) 355,000 349,224
2.95%, 10/1/2026(a) 1,000,000 952,569
(SOFR + 0.80%), 1.05%,
11/19/2026(a)(c) 250,000 231,508
8.00%, 4/29/2027 290,000 320,420
(SOFR + 0.77%), 1.47%,
9/22/2027(a)(c) 200,000 181,202
4.25%, 10/1/2027(a) 500,000 494,545
(SOFR + 1.33%), 6.07%,
10/22/2027(a)(c) 170,000 174,881
(SOFR + 1.17%), 2.95%,
2/24/2028(c) 85,000 79,971
(SOFR + 1.56%), 4.32%,
4/26/2028(c) 360,000 354,649
(CME Term SOFR 3
Month + 1.64%), 3.54%,
5/1/2028(c) 500,000 477,176
(SOFR + 1.99%), 4.85%,
7/25/2028(a)(c) 180,000 180,052
(CME Term SOFR 3
Month + 1.38%), 4.01%,
4/23/2029(c) 300,000 288,643
(SOFR + 1.02%), 2.07%,
6/1/2029(c) 500,000 443,325
(SOFR + 1.45%), 5.30%,
7/24/2029(c) 235,000 238,457
(SOFR + 1.57%), 6.09%,
10/23/2029(c) 165,000 173,483
(SOFR + 1.75%), 4.57%,
6/14/2030(c) 200,000 195,712
(SOFR + 2.04%), 2.52%,
4/22/2031(c) 400,000 345,895
(CME Term SOFR 3
Month + 1.25%), 2.58%,
4/22/2032(c) 75,000 63,438
(SOFR + 1.18%), 2.55%,
11/8/2032(c) 510,000 425,533
(SOFR + 1.26%), 2.96%,
1/25/2033(c) 130,000 111,389
(SOFR + 1.80%), 4.59%,
4/26/2033(a)(c) 35,000 33,815
(SOFR + 2.08%), 4.91%,
7/25/2033(c) 790,000 781,097
(SOFR + 2.58%), 5.72%,
9/14/2033(a)(c) 270,000 279,369
(SOFR + 1.85%), 5.35%,
6/1/2034(c) 525,000 532,473
(SOFR + 1.81%), 6.25%,
10/23/2034(a)(c) 135,000 146,338
(CME Term SOFR 3
Month + 1.62%), 3.88%,
7/24/2038(a)(c) 500,000 442,595
5.60%, 7/15/2041(a) 400,000 425,164
Corporate Bonds
Principal
Amount ($) Value ($)
Banks
JPMorgan Chase & Co.,
(CME Term SOFR 3
Month + 1.51%), 2.53%,
11/19/2041(c) 300,000 212,113
5.40%, 1/6/2042 500,000 517,932
4.85%, 2/1/2044(a) 500,000 490,151
(CME Term SOFR 3
Month + 1.84%), 4.26%,
2/22/2048(a)(c) 750,000 662,525
(CME Term SOFR 3
Month + 1.64%), 3.96%,
11/15/2048(c) 250,000 209,300
(SOFR + 2.44%), 3.11%,
4/22/2051(c) 600,000 431,133
(SOFR + 1.58%), 3.33%,
4/22/2052(a)(c) 200,000 149,388
KeyBank NA ,
5.85%, 11/15/2027 250,000 249,817
6.95%, 2/1/2028 225,000 229,017
KeyCorp ,
2.25%, 4/6/2027 50,000 45,018
(United States SOFR
Compounded Index +
2.06%), 4.79%, 6/1/2033(c) 105,000 96,400
Korea Development Bank
(The) ,
3.00%, 1/13/2026 500,000 483,017
4.38%, 2/15/2033(a) 200,000 195,968
Kreditanstalt fuer
Wiederaufbau ,
0.63%, 1/22/2026 850,000 789,153
2.88%, 4/3/2028(a) 1,000,000 954,782
3.88%, 6/15/2028 1,200,000 1,192,887
4.13%, 7/15/2033 400,000 401,836
0.00%, 6/29/2037(d) 750,000 425,919
Landwirtschaftliche
Rentenbank ,
1.75%, 7/27/2026 1,000,000 940,502
Lloyds Banking Group plc ,
4.58%, 12/10/2025(a) 350,000 342,526
4.65%, 3/24/2026 200,000 196,101
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 1.75%),
4.72%, 8/11/2026(c) 200,000 197,342
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 1.48%),
5.99%, 8/7/2027(a)(c) 200,000 203,510
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 1.80%),
3.75%, 3/18/2028(a)(c) 200,000 191,397
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 1.70%),
5.87%, 3/6/2029(a)(c) 300,000 307,264
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 3.75%),
7.95%, 11/15/2033(c) 200,000 228,619

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 37
Corporate Bonds
Principal
Amount ($) Value ($)
Banks
Lloyds Banking Group plc,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 1.50%),
3.37%, 12/14/2046(a)(c) 300,000 208,255
M&T Bank Corp. ,
(United States SOFR
Compounded Index
+ 1.78%), 4.55%,
8/16/2028(c) 40,000 38,534
Manufacturers & Traders Trust
Co. ,
4.70%, 1/27/2028(a) 250,000 242,871
Mitsubishi UFJ Financial
Group, Inc. ,
1.41%, 7/17/2025(a) 700,000 660,550
3.85%, 3/1/2026 200,000 195,265
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 0.75%),
1.54%, 7/20/2027(c) 200,000 182,744
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 0.67%),
1.64%, 10/13/2027(a)(c) 200,000 182,089
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 0.83%),
2.34%, 1/19/2028(a)(c) 200,000 185,060
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 1.95%),
5.02%, 7/20/2028(c) 300,000 300,214
3.74%, 3/7/2029(a) 600,000 574,020
3.20%, 7/18/2029(a) 500,000 459,326
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 0.95%),
2.31%, 7/20/2032(c) 300,000 248,925
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 1.10%),
2.85%, 1/19/2033(a)(c) 200,000 171,320
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 2.13%),
5.13%, 7/20/2033(a)(c) 300,000 304,494
Mizuho Financial Group, Inc. ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 0.75%),
1.55%, 7/9/2027(a)(c) 200,000 182,762
3.17%, 9/11/2027(a) 250,000 234,808
4.02%, 3/5/2028(a) 300,000 291,095
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 1.65%),
5.78%, 7/6/2029(a)(c) 200,000 205,736
(CME Term SOFR 3
Month + 1.77%), 2.20%,
7/10/2031(a)(c) 400,000 332,930
Corporate Bonds
Principal
Amount ($) Value ($)
Banks
Mizuho Financial Group, Inc.,
2.56%, 9/13/2031 200,000 162,683
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 1.90%),
5.75%, 7/6/2034(a)(c) 200,000 206,914
Morgan Stanley Bank NA ,
5.88%, 10/30/2026 250,000 257,057
National Australia Bank Ltd. ,
2.50%, 7/12/2026 350,000 332,687
NatWest Group plc ,
4.80%, 4/5/2026 300,000 297,233
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 2.85%),
7.47%, 11/10/2026(c) 300,000 310,445
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 0.90%),
1.64%, 6/14/2027(a)(c) 200,000 182,618
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 2.55%),
3.07%, 5/22/2028(a)(c) 200,000 185,731
(ICE LIBOR USD 3
Month + 1.75%), 4.89%,
5/18/2029(a)(c) 400,000 392,671
(ICE LIBOR USD 3
Month + 1.91%), 5.08%,
1/27/2030(a)(c) 200,000 196,872
Oesterreichische Kontrollbank
AG ,
1.50%, 2/12/2025 1,000,000 964,068
PNC Bank NA ,
2.95%, 2/23/2025(a) 500,000 486,419
3.88%, 4/10/2025(a) 500,000 489,494
PNC Financial Services
Group, Inc. (The) ,
(SOFR + 1.32%), 5.81%,
6/12/2026(a)(c) 62,000 62,372
1.15%, 8/13/2026 100,000 90,944
(United States SOFR
Compounded Index
+ 1.09%), 4.76%,
1/26/2027(c) 140,000 138,898
(United States SOFR
Compounded Index
+ 1.73%), 6.62%,
10/20/2027(c) 75,000 77,799
(SOFR + 1.62%), 5.35%,
12/2/2028(a)(c) 135,000 136,567
(SOFR + 1.84%), 5.58%,
6/12/2029(c) 362,000 369,722
2.55%, 1/22/2030(a) 500,000 437,386
(SOFR + 0.98%), 2.31%,
4/23/2032(c) 200,000 167,277
(United States SOFR
Compounded Index
+ 2.14%), 6.04%,
10/28/2033(a)(c) 300,000 313,443

38 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Banks
PNC Financial Services
Group, Inc. (The),
(SOFR + 1.93%), 5.07%,
1/24/2034(c) 125,000 122,308
(SOFR + 1.95%), 5.94%,
8/18/2034(c) 100,000 103,954
(SOFR + 2.28%), 6.88%,
10/20/2034(a)(c) 185,000 205,375
Regions Financial Corp. ,
2.25%, 5/18/2025(a) 400,000 381,212
1.80%, 8/12/2028(a) 200,000 171,324
Royal Bank of Canada ,
3.38%, 4/14/2025 40,000 39,186
4.95%, 4/25/2025(a) 80,000 80,009
4.88%, 1/12/2026 100,000 100,245
1.20%, 4/27/2026 100,000 92,384
1.15%, 7/14/2026(a) 200,000 182,959
5.20%, 7/20/2026 75,000 75,801
1.40%, 11/2/2026(a) 300,000 274,503
2.05%, 1/21/2027 200,000 185,716
3.63%, 5/4/2027(a) 40,000 38,657
4.24%, 8/3/2027(a) 90,000 88,958
6.00%, 11/1/2027 40,000 41,906
4.90%, 1/12/2028 100,000 101,077
5.20%, 8/1/2028 75,000 76,442
2.30%, 11/3/2031(a) 200,000 168,586
3.88%, 5/4/2032(a) 40,000 37,745
5.00%, 2/1/2033(a) 100,000 101,690
5.00%, 5/2/2033(a) 80,000 81,551
Santander Holdings USA, Inc. ,
(SOFR + 2.33%), 5.81%,
9/9/2026(c) 40,000 40,102
3.24%, 10/5/2026 300,000 282,575
(SOFR + 1.25%), 2.49%,
1/6/2028(a)(c) 125,000 114,435
(SOFR + 2.36%), 6.50%,
3/9/2029(a)(c) 60,000 61,984
(SOFR + 2.70%), 6.57%,
6/12/2029(c) 24,000 24,752
(SOFR + 3.28%), 7.66%,
11/9/2031(c) 50,000 54,105
Santander UK Group Holdings
plc ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 1.25%),
1.53%, 8/21/2026(c) 500,000 466,261
(SOFR + 2.75%), 6.83%,
11/21/2026(a)(c) 300,000 305,506
(SOFR + 1.22%), 2.47%,
1/11/2028(a)(c) 200,000 182,256
(SOFR + 2.60%), 6.53%,
1/10/2029(a)(c) 200,000 206,929
Sumitomo Mitsui Financial
Group, Inc. ,
3.78%, 3/9/2026(a) 450,000 438,572
2.63%, 7/14/2026(a) 400,000 378,910
1.40%, 9/17/2026(a) 200,000 182,144
3.36%, 7/12/2027(a) 300,000 285,675
5.72%, 9/14/2028(a) 200,000 207,113
1.90%, 9/17/2028 200,000 175,049
Corporate Bonds
Principal
Amount ($) Value ($)
Banks
Sumitomo Mitsui Financial
Group, Inc.,
3.04%, 7/16/2029 400,000 364,156
3.20%, 9/17/2029(a) 500,000 454,337
5.71%, 1/13/2030(a) 500,000 519,113
5.81%, 9/14/2033(a) 200,000 213,706
2.93%, 9/17/2041(a) 300,000 224,945
Toronto-Dominion Bank (The) ,
1.45%, 1/10/2025 100,000 96,368
3.77%, 6/6/2025 100,000 98,387
0.75%, 1/6/2026(a) 200,000 184,740
1.20%, 6/3/2026(a) 200,000 183,613
5.53%, 7/17/2026(a) 75,000 76,425
1.25%, 9/10/2026(a) 100,000 91,360
5.26%, 12/11/2026 35,000 35,688
1.95%, 1/12/2027(a) 100,000 92,380
2.80%, 3/10/2027(a) 100,000 94,420
4.11%, 6/8/2027(a) 100,000 98,220
4.69%, 9/15/2027(a) 90,000 89,990
5.52%, 7/17/2028(a) 75,000 77,216
2.00%, 9/10/2031(a) 100,000 83,173
2.45%, 1/12/2032 100,000 83,789
3.20%, 3/10/2032 100,000 88,580
4.46%, 6/8/2032(a) 355,000 344,935
Truist Bank ,
3.63%, 9/16/2025(a) 250,000 241,621
2.25%, 3/11/2030 300,000 248,648
Truist Financial Corp. ,
4.00%, 5/1/2025 500,000 491,302
(SOFR + 1.46%), 4.26%,
7/28/2026(c) 90,000 88,131
(SOFR + 1.63%), 5.90%,
10/28/2026(a)(c) 100,000 100,822
(SOFR + 2.05%), 6.05%,
6/8/2027(a)(c) 55,000 55,969
1.13%, 8/3/2027(a) 300,000 262,623
(SOFR + 1.37%), 4.12%,
6/6/2028(a)(c) 65,000 62,632
(SOFR + 1.44%), 4.87%,
1/26/2029(a)(c) 80,000 78,814
(SOFR + 0.86%), 1.89%,
6/7/2029(a)(c) 300,000 259,242
(SOFR + 2.45%), 7.16%,
10/30/2029(c) 30,000 32,401
(SOFR + 2.24%), 4.92%,
7/28/2033(c) 90,000 83,787
(SOFR + 2.30%), 6.12%,
10/28/2033(a)(c) 100,000 103,801
(SOFR + 1.85%), 5.12%,
1/26/2034(c) 30,000 29,049
(SOFR + 2.36%), 5.87%,
6/8/2034(c) 245,000 249,923
US Bancorp ,
(SOFR + 1.43%), 5.73%,
10/21/2026(c) 300,000 301,941
Series X, 3.15%, 4/27/2027 300,000 285,349
(SOFR + 1.88%), 6.79%,
10/26/2027(c) 25,000 26,102
(SOFR + 0.73%), 2.22%,
1/27/2028(c) 100,000 91,896
3.90%, 4/26/2028(a) 500,000 482,809

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 39
Corporate Bonds
Principal
Amount ($) Value ($)
Banks
US Bancorp,
(SOFR + 1.66%), 4.55%,
7/22/2028(a)(c) 105,000 103,452
(SOFR + 1.23%), 4.65%,
2/1/2029(a)(c) 100,000 98,425
(SOFR + 2.02%), 5.78%,
6/12/2029(a)(c) 40,000 41,094
(SOFR + 1.02%), 2.68%,
1/27/2033(a)(c) 100,000 83,382
(SOFR + 2.11%), 4.97%,
7/22/2033(a)(c) 115,000 108,987
(SOFR + 2.09%), 5.85%,
10/21/2033(c) 200,000 206,047
(SOFR + 1.60%), 4.84%,
2/1/2034(c) 100,000 95,784
(SOFR + 2.26%), 5.84%,
6/12/2034(c) 300,000 309,457
US Bank NA ,
2.80%, 1/27/2025(a) 250,000 243,285
Wells Fargo & Co. ,
3.00%, 4/22/2026 500,000 478,946
(SOFR + 1.32%), 3.91%,
4/25/2026(c) 800,000 784,125
(SOFR + 2.00%), 2.19%,
4/30/2026(a)(c) 400,000 383,346
(SOFR + 1.56%), 4.54%,
8/15/2026(c) 70,000 69,253
3.00%, 10/23/2026 700,000 664,562
4.30%, 7/22/2027(a) 200,000 195,750
(SOFR + 1.51%), 3.53%,
3/24/2028(c) 200,000 190,804
(SOFR + 2.10%), 2.39%,
6/2/2028(c) 800,000 732,740
(SOFR + 1.98%), 4.81%,
7/25/2028(c) 125,000 124,084
(SOFR + 1.74%), 5.57%,
7/25/2029(c) 210,000 214,424
(SOFR + 1.79%), 6.30%,
10/23/2029(a)(c) 185,000 194,976
(CME Term SOFR 3
Month + 1.43%), 2.88%,
10/30/2030(c) 500,000 444,481
(CME Term SOFR 3
Month + 1.26%), 2.57%,
2/11/2031(c) 300,000 259,236
(SOFR + 1.50%), 3.35%,
3/2/2033(a)(c) 200,000 174,683
(SOFR + 2.10%), 4.90%,
7/25/2033(a)(c) 175,000 170,481
(SOFR + 2.02%), 5.39%,
4/24/2034(c) 1,040,000 1,044,518
(SOFR + 1.99%), 5.56%,
7/25/2034(c) 265,000 269,799
(SOFR + 2.06%), 6.49%,
10/23/2034(a)(c) 215,000 233,896
(SOFR + 2.53%), 3.07%,
4/30/2041(c) 600,000 453,934
5.38%, 11/2/2043(a) 250,000 243,426
4.65%, 11/4/2044(a) 300,000 263,402
4.90%, 11/17/2045 300,000 272,667
4.40%, 6/14/2046 350,000 293,973
Corporate Bonds
Principal
Amount ($) Value ($)
Banks
Wells Fargo & Co.,
(CME Term SOFR 3
Month + 4.50%), 5.01%,
4/4/2051(c) 500,000 475,593
(SOFR + 2.13%), 4.61%,
4/25/2053(a)(c) 300,000 269,707
Wells Fargo Bank NA ,
5.55%, 8/1/2025(a) 250,000 252,529
5.45%, 8/7/2026 500,000 508,146
5.25%, 12/11/2026 250,000 253,056
Westpac Banking Corp. ,
5.51%, 11/17/2025(a) 75,000 76,193
1.15%, 6/3/2026(a) 200,000 184,348
5.46%, 11/18/2027(a) 200,000 206,625
3.40%, 1/25/2028 300,000 286,210
5.54%, 11/17/2028(a) 75,000 77,961
1.95%, 11/20/2028 200,000 177,193
2.65%, 1/16/2030(a) 120,000 107,640
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 1.35%),
2.89%, 2/4/2030(c) 300,000 289,009
(USD SOFR Spread-
Adjusted ICE Swap Rate
5 Year + 2.24%), 4.32%,
11/23/2031(a)(c) 300,000 288,433
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 2.00%),
4.11%, 7/24/2034(c) 500,000 457,115
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 1.53%),
3.02%, 11/18/2036(c) 85,000 69,096
3.13%, 11/18/2041 65,000 45,458
101,244,829
Beverages 0 .5%
Anheuser-Busch Cos. LLC ,
3.65%, 2/1/2026(a) 75,000 73,635
4.70%, 2/1/2036 510,000 508,336
4.90%, 2/1/2046 770,000 754,786
Anheuser-Busch InBev
Finance, Inc. ,
4.63%, 2/1/2044(a) 150,000 142,779
4.90%, 2/1/2046 300,000 294,073
Anheuser-Busch InBev
Worldwide, Inc. ,
4.00%, 4/13/2028 250,000 246,927
4.75%, 1/23/2029 900,000 913,987
3.50%, 6/1/2030(a) 400,000 380,554
4.60%, 4/15/2048 71,000 67,199
4.44%, 10/6/2048(a) 331,000 304,697
5.55%, 1/23/2049 650,000 698,497
4.75%, 4/15/2058(a) 150,000 142,218
5.80%, 1/23/2059(a) 150,000 168,049
Brown-Forman Corp. ,
4.75%, 4/15/2033(a) 40,000 40,782
Coca-Cola Co. (The) ,
2.90%, 5/25/2027(a) 500,000 478,138
3.45%, 3/25/2030(a) 200,000 192,057
2.00%, 3/5/2031(a) 95,000 81,965

40 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Beverages
Coca-Cola Co. (The),
2.25%, 1/5/2032(a) 300,000 261,677
2.88%, 5/5/2041(a) 300,000 237,558
2.60%, 6/1/2050 400,000 276,300
3.00%, 3/5/2051(a) 135,000 101,950
Coca-Cola Femsa SAB de CV ,
2.75%, 1/22/2030(a) 150,000 134,287
Constellation Brands, Inc. ,
3.50%, 5/9/2027(a) 500,000 481,540
2.88%, 5/1/2030 100,000 89,568
2.25%, 8/1/2031(a) 405,000 340,308
4.90%, 5/1/2033(a) 60,000 60,362
Diageo Capital plc ,
2.38%, 10/24/2029(a) 210,000 189,062
Diageo Investment Corp. ,
7.45%, 4/15/2035 250,000 303,880
Fomento Economico
Mexicano SAB de CV ,
3.50%, 1/16/2050 300,000 231,000
Keurig Dr Pepper, Inc. ,
3.95%, 4/15/2029(a) 50,000 48,745
4.05%, 4/15/2032(a) 50,000 48,115
4.50%, 4/15/2052(a) 250,000 228,584
Molson Coors Beverage Co. ,
3.00%, 7/15/2026(a) 190,000 181,971
5.00%, 5/1/2042(a) 250,000 240,696
4.20%, 7/15/2046 150,000 127,817
PepsiCo, Inc. ,
2.25%, 3/19/2025(a) 300,000 291,394
5.25%, 11/10/2025 50,000 50,731
4.55%, 2/13/2026(a) 60,000 60,240
5.13%, 11/10/2026 50,000 51,057
3.00%, 10/15/2027(a) 300,000 288,105
3.60%, 2/18/2028 25,000 24,473
4.45%, 5/15/2028 60,000 61,045
2.75%, 3/19/2030(a) 700,000 643,035
1.63%, 5/1/2030(a) 130,000 110,741
1.40%, 2/25/2031 200,000 165,383
1.95%, 10/21/2031(a) 100,000 84,910
3.90%, 7/18/2032(a) 35,000 34,236
4.45%, 2/15/2033 60,000 61,438
2.63%, 10/21/2041 50,000 37,670
4.45%, 4/14/2046(a) 300,000 287,617
3.63%, 3/19/2050(a) 200,000 167,741
2.75%, 10/21/2051 50,000 35,526
4.20%, 7/18/2052 25,000 23,138
4.65%, 2/15/2053(a) 60,000 59,618
11,610,197
Biotechnology 0 .5%
AbbVie, Inc. ,
3.80%, 3/15/2025 250,000 246,588
3.60%, 5/14/2025(a) 500,000 490,946
3.20%, 5/14/2026(a) 120,000 116,302
2.95%, 11/21/2026 350,000 335,614
3.20%, 11/21/2029 550,000 514,134
4.55%, 3/15/2035 195,000 191,228
4.50%, 5/14/2035 300,000 293,409
4.05%, 11/21/2039 380,000 343,120
4.40%, 11/6/2042(a) 375,000 347,688
4.75%, 3/15/2045 168,000 161,585
4.88%, 11/14/2048 300,000 292,455
Corporate Bonds
Principal
Amount ($) Value ($)
Biotechnology
AbbVie, Inc.,
4.25%, 11/21/2049 475,000 423,298
Amgen, Inc. ,
5.25%, 3/2/2025(a) 290,000 290,592
5.15%, 3/2/2028(a) 290,000 296,888
1.65%, 8/15/2028(a) 200,000 176,860
4.05%, 8/18/2029(a) 120,000 117,480
5.25%, 3/2/2030 300,000 308,399
2.00%, 1/15/2032(a) 200,000 163,992
3.35%, 2/22/2032 55,000 50,259
4.20%, 3/1/2033(a) 120,000 114,143
5.25%, 3/2/2033(a) 315,000 322,948
2.80%, 8/15/2041(a) 200,000 145,422
5.60%, 3/2/2043 290,000 299,660
4.40%, 5/1/2045 400,000 355,021
4.56%, 6/15/2048 274,000 247,332
3.38%, 2/21/2050 180,000 133,997
4.66%, 6/15/2051 318,000 289,046
3.00%, 1/15/2052 200,000 139,656
4.20%, 2/22/2052 25,000 21,158
4.88%, 3/1/2053(a) 55,000 51,393
5.65%, 3/2/2053(a) 405,000 426,095
4.40%, 2/22/2062 165,000 139,298
5.75%, 3/2/2063 180,000 188,846
Baxalta, Inc. ,
4.00%, 6/23/2025 60,000 58,962
Biogen, Inc. ,
2.25%, 5/1/2030(a) 200,000 170,606
3.15%, 5/1/2050 230,000 161,497
3.25%, 2/15/2051(a) 130,000 93,278
Gilead Sciences, Inc. ,
3.65%, 3/1/2026 145,000 142,058
1.20%, 10/1/2027 60,000 53,393
1.65%, 10/1/2030(a) 115,000 96,354
5.25%, 10/15/2033 50,000 52,114
4.00%, 9/1/2036 200,000 183,995
5.65%, 12/1/2041 200,000 213,490
4.75%, 3/1/2046 200,000 190,576
4.15%, 3/1/2047 400,000 348,062
2.80%, 10/1/2050 95,000 65,567
5.55%, 10/15/2053(a) 45,000 48,758
Regeneron Pharmaceuticals,
Inc. ,
2.80%, 9/15/2050 65,000 42,837
9,956,399
Broadline Retail 0 .3%
Alibaba Group Holding Ltd. ,
3.40%, 12/6/2027(a) 500,000 474,020
4.00%, 12/6/2037 200,000 171,729
4.20%, 12/6/2047 500,000 407,722
Amazon.com, Inc. ,
1.00%, 5/12/2026(a) 250,000 230,940
3.30%, 4/13/2027(a) 195,000 189,288
3.15%, 8/22/2027(a) 250,000 239,941
4.55%, 12/1/2027(a) 400,000 406,121
1.65%, 5/12/2028(a) 200,000 180,039
3.45%, 4/13/2029 180,000 174,329
4.65%, 12/1/2029(a) 130,000 133,486
1.50%, 6/3/2030(a) 200,000 169,394
2.10%, 5/12/2031 300,000 258,693
3.60%, 4/13/2032(a) 270,000 257,194

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 41
Corporate Bonds
Principal
Amount ($) Value ($)
Broadline Retail
Amazon.com, Inc.,
4.70%, 12/1/2032(a) 130,000 133,580
4.80%, 12/5/2034 100,000 103,171
3.88%, 8/22/2037 200,000 185,587
2.88%, 5/12/2041(a) 200,000 157,139
4.05%, 8/22/2047 400,000 360,649
2.50%, 6/3/2050 250,000 166,305
3.10%, 5/12/2051(a) 300,000 222,986
3.95%, 4/13/2052(a) 190,000 166,246
4.25%, 8/22/2057(a) 250,000 229,770
2.70%, 6/3/2060 100,000 66,120
3.25%, 5/12/2061 200,000 146,724
eBay, Inc. ,
1.40%, 5/10/2026 40,000 37,025
3.60%, 6/5/2027(a) 500,000 483,336
2.60%, 5/10/2031(a) 75,000 65,382
3.65%, 5/10/2051 100,000 76,018
JD.com, Inc. ,
3.38%, 1/14/2030 200,000 180,689
6,073,623
Building Products 0 .1%
Allegion plc ,
3.50%, 10/1/2029 250,000 230,962
Carlisle Cos., Inc. ,
2.20%, 3/1/2032(a) 100,000 81,581
Carrier Global Corp. ,
5.80%, 11/30/2025(e) 100,000 101,330
2.49%, 2/15/2027(a) 31,000 29,148
2.72%, 2/15/2030(a) 50,000 44,733
3.38%, 4/5/2040 300,000 241,367
3.58%, 4/5/2050 350,000 273,781
Fortune Brands Innovations,
Inc. ,
3.25%, 9/15/2029(a) 50,000 46,207
4.00%, 3/25/2032 100,000 93,147
5.88%, 6/1/2033 32,000 33,432
4.50%, 3/25/2052(a) 30,000 25,171
Johnson Controls International
plc ,
3.90%, 2/14/2026 183,000 178,777
1.75%, 9/15/2030(a) 100,000 83,064
2.00%, 9/16/2031(a) 100,000 83,211
4.90%, 12/1/2032 65,000 65,691
4.63%, 7/2/2044(a)(f) 100,000 89,824
Masco Corp. ,
2.00%, 2/15/2031(a) 250,000 205,448
3.13%, 2/15/2051 60,000 41,862
Owens Corning ,
4.30%, 7/15/2047(a) 200,000 175,081
Trane Technologies Financing
Ltd. ,
4.50%, 3/21/2049 250,000 231,461
2,355,278
Capital Markets 1 .6%
Ameriprise Financial, Inc. ,
5.70%, 12/15/2028(a) 25,000 26,197
4.50%, 5/13/2032 50,000 49,594
5.15%, 5/15/2033 45,000 46,368
Ares Capital Corp. ,
2.88%, 6/15/2027 100,000 91,366
Corporate Bonds
Principal
Amount ($) Value ($)
Capital Markets
Ares Capital Corp.,
2.88%, 6/15/2028(a) 250,000 221,483
Bain Capital Specialty
Finance, Inc. ,
2.55%, 10/13/2026(a) 50,000 45,133
Bank of New York Mellon
Corp. (The) ,
Series G, 3.00%,
2/24/2025(a) 205,000 200,493
(SOFR + 1.35%), 4.41%,
7/24/2026(a)(c) 25,000 24,734
1.05%, 10/15/2026(a) 100,000 90,532
2.05%, 1/26/2027(a) 200,000 185,833
(SOFR + 1.03%), 4.95%,
4/26/2027(c) 80,000 80,024
(SOFR + 1.15%), 3.99%,
6/13/2028(a)(c) 40,000 39,020
(United States SOFR
Compounded Index
+ 1.80%), 5.80%,
10/25/2028(c) 25,000 25,920
Series J, 1.90%, 1/25/2029 200,000 176,862
(SOFR + 1.17%), 4.54%,
2/1/2029(a)(c) 100,000 99,231
3.85%, 4/26/2029 90,000 87,223
(SOFR + 1.60%), 6.32%,
10/25/2029(c) 75,000 79,664
1.80%, 7/28/2031 100,000 81,380
2.50%, 1/26/2032 100,000 85,341
(SOFR + 1.42%), 4.29%,
6/13/2033(a)(c) 40,000 38,035
(United States SOFR
Compounded Index
+ 2.07%), 5.83%,
10/25/2033(c) 180,000 190,829
(SOFR + 1.51%), 4.71%,
2/1/2034(a)(c) 100,000 97,812
Series J, (SOFR + 1.61%),
4.97%, 4/26/2034(c) 80,000 79,605
(SOFR + 1.85%), 6.47%,
10/25/2034(a)(c) 75,000 83,076
Blackstone Private Credit
Fund ,
4.70%, 3/24/2025 100,000 98,285
7.05%, 9/29/2025(a) 50,000 50,884
3.25%, 3/15/2027(a) 200,000 183,469
7.30%, 11/27/2028(a)(e) 25,000 25,988
4.00%, 1/15/2029(a) 200,000 182,078
Blackstone Secured Lending
Fund ,
2.85%, 9/30/2028(a) 200,000 173,158
Blue Owl Capital Corp. ,
2.88%, 6/11/2028(a) 230,000 201,893
Blue Owl Capital Corp. III ,
3.13%, 4/13/2027 50,000 44,182
Brookfield Finance I UK plc ,
2.34%, 1/30/2032(a) 50,000 39,958
Brookfield Finance LLC ,
3.45%, 4/15/2050 200,000 139,258
Brookfield Finance, Inc. ,
4.25%, 6/2/2026 40,000 39,077

42 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Capital Markets
Brookfield Finance, Inc.,
3.90%, 1/25/2028(a) 40,000 38,524
4.85%, 3/29/2029(a) 300,000 298,128
6.35%, 1/5/2034(a) 50,000 53,189
3.50%, 3/30/2051 35,000 25,593
3.63%, 2/15/2052 15,000 10,659
Cboe Global Markets, Inc. ,
1.63%, 12/15/2030(a) 300,000 246,507
Charles Schwab Corp. (The) ,
0.90%, 3/11/2026(a) 170,000 155,840
1.15%, 5/13/2026 400,000 366,577
2.45%, 3/3/2027 40,000 37,235
(SOFR + 2.21%), 5.64%,
5/19/2029(a)(c) 300,000 307,744
(SOFR + 1.88%), 6.20%,
11/17/2029(c) 75,000 78,649
1.65%, 3/11/2031 200,000 161,430
2.30%, 5/13/2031 300,000 250,548
1.95%, 12/1/2031 100,000 80,215
2.90%, 3/3/2032 100,000 85,954
(SOFR + 2.01%), 6.14%,
8/24/2034(a)(c) 220,000 231,897
CI Financial Corp. ,
4.10%, 6/15/2051 50,000 29,334
CME Group, Inc. ,
3.00%, 3/15/2025(a) 500,000 489,445
2.65%, 3/15/2032(a) 50,000 44,448
Credit Suisse AG ,
7.95%, 1/9/2025(a) 250,000 255,505
2.95%, 4/9/2025 400,000 387,647
5.00%, 7/9/2027 250,000 250,053
7.50%, 2/15/2028 250,000 273,802
Credit Suisse USA, Inc. ,
7.13%, 7/15/2032(a) 55,000 62,525
Deutsche Bank AG ,
(SOFR + 3.19%), 6.12%,
7/14/2026(a)(c) 200,000 201,895
(SOFR + 1.87%), 2.13%,
11/24/2026(c) 155,000 145,284
(SOFR + 1.22%), 2.31%,
11/16/2027(a)(c) 170,000 155,447
(SOFR + 1.32%), 2.55%,
1/7/2028(a)(c) 200,000 183,585
(SOFR + 3.18%), 6.72%,
1/18/2029(a)(c) 300,000 314,162
(SOFR + 3.04%), 3.55%,
9/18/2031(c) 350,000 307,111
(SOFR + 1.72%), 3.04%,
5/28/2032(c) 150,000 125,308
(SOFR + 3.65%), 7.08%,
2/10/2034(a)(c) 200,000 205,669
FactSet Research Systems,
Inc. ,
2.90%, 3/1/2027(a) 30,000 28,090
3.45%, 3/1/2032 25,000 22,388
FS KKR Capital Corp. ,
2.63%, 1/15/2027 100,000 89,759
3.25%, 7/15/2027 50,000 45,481
3.13%, 10/12/2028(a) 150,000 130,723
Goldman Sachs Group, Inc.
(The) ,
3.50%, 4/1/2025(a) 670,000 654,762
Corporate Bonds
Principal
Amount ($) Value ($)
Capital Markets
Goldman Sachs Group, Inc.
(The),
3.75%, 5/22/2025(a) 500,000 489,694
4.25%, 10/21/2025 500,000 490,770
(SOFR + 1.08%), 5.80%,
8/10/2026(a)(c) 300,000 302,898
3.85%, 1/26/2027(a) 800,000 778,013
(SOFR + 0.80%), 1.43%,
3/9/2027(a)(c) 250,000 230,522
(SOFR + 1.51%), 4.39%,
6/15/2027(c) 65,000 63,966
(SOFR + 0.82%), 1.54%,
9/10/2027(a)(c) 500,000 453,509
(SOFR + 0.91%), 1.95%,
10/21/2027(a)(c) 240,000 219,557
(SOFR + 1.11%), 2.64%,
2/24/2028(a)(c) 95,000 88,066
(SOFR + 1.85%), 3.62%,
3/15/2028(a)(c) 75,000 71,935
(SOFR + 1.73%), 4.48%,
8/23/2028(c) 200,000 196,469
(CME Term SOFR 3
Month + 1.56%), 4.22%,
5/1/2029(c) 700,000 677,129
(SOFR + 1.77%), 6.48%,
10/24/2029(c) 125,000 132,631
(SOFR + 1.28%), 2.62%,
4/22/2032(c) 390,000 327,369
(SOFR + 1.25%), 2.38%,
7/21/2032(c) 280,000 230,055
(SOFR + 1.26%), 2.65%,
10/21/2032(a)(c) 165,000 137,497
(SOFR + 1.41%), 3.10%,
2/24/2033(c) 695,000 596,598
6.45%, 5/1/2036(a) 150,000 161,914
6.75%, 10/1/2037 500,000 550,368
(CME Term SOFR 3
Month + 1.63%), 4.02%,
10/31/2038(c) 500,000 436,183
(CME Term SOFR 3
Month + 1.69%), 4.41%,
4/23/2039(c) 200,000 180,850
6.25%, 2/1/2041 350,000 390,355
(SOFR + 1.51%), 3.21%,
4/22/2042(c) 200,000 153,151
(SOFR + 1.47%), 2.91%,
7/21/2042(a)(c) 300,000 218,842
(SOFR + 1.63%), 3.44%,
2/24/2043(c) 35,000 27,337
4.80%, 7/8/2044 300,000 283,388
Golub Capital BDC, Inc. ,
2.05%, 2/15/2027 100,000 87,769
Intercontinental Exchange,
Inc. ,
3.65%, 5/23/2025 45,000 44,169
3.75%, 12/1/2025(a) 160,000 157,248
4.00%, 9/15/2027 180,000 176,492
4.35%, 6/15/2029(a) 150,000 149,085
2.10%, 6/15/2030 165,000 142,460
1.85%, 9/15/2032 500,000 400,464
4.60%, 3/15/2033(a) 110,000 109,106

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 43
Corporate Bonds
Principal
Amount ($) Value ($)
Capital Markets
Intercontinental Exchange,
Inc.,
4.25%, 9/21/2048(a) 100,000 89,445
3.00%, 6/15/2050 75,000 53,665
4.95%, 6/15/2052(a) 120,000 119,488
5.20%, 6/15/2062(a) 110,000 112,058
Jefferies Financial Group, Inc. ,
4.85%, 1/15/2027 500,000 497,976
5.88%, 7/21/2028(a) 70,000 71,778
2.63%, 10/15/2031(a) 50,000 41,416
Legg Mason, Inc. ,
4.75%, 3/15/2026 500,000 498,211
Main Street Capital Corp. ,
3.00%, 7/14/2026 100,000 91,571
Moody's Corp. ,
3.25%, 1/15/2028 300,000 286,278
2.00%, 8/19/2031(a) 60,000 49,788
2.75%, 8/19/2041(a) 75,000 54,623
3.25%, 5/20/2050 35,000 25,720
3.10%, 11/29/2061 95,000 64,222
Morgan Stanley ,
(SOFR + 0.94%), 2.63%,
2/18/2026(c) 300,000 290,346
(SOFR + 1.99%), 2.19%,
4/28/2026(c) 640,000 614,819
(SOFR + 1.67%), 4.68%,
7/17/2026(a)(c) 80,000 79,232
3.13%, 7/27/2026 500,000 478,776
(SOFR + 1.30%), 5.05%,
1/28/2027(a)(c) 105,000 105,101
3.95%, 4/23/2027 500,000 485,355
(SOFR + 0.88%), 1.59%,
5/4/2027(c) 600,000 552,832
(SOFR + 0.86%), 1.51%,
7/20/2027(a)(c) 480,000 438,435
(SOFR + 1.00%), 2.48%,
1/21/2028(c) 195,000 180,995
(SOFR + 1.61%), 4.21%,
4/20/2028(c) 80,000 78,194
(ICE LIBOR USD 3
Month + 1.34%), 3.59%,
7/22/2028(c) 300,000 286,393
(CME Term SOFR 3
Month + 1.40%), 3.77%,
1/24/2029(c) 600,000 572,209
(SOFR + 1.73%), 5.12%,
2/1/2029(a)(c) 90,000 90,409
(SOFR + 1.59%), 5.16%,
4/20/2029(c) 255,000 256,458
(SOFR + 1.63%), 5.45%,
7/20/2029(a)(c) 35,000 35,663
(SOFR + 1.83%), 6.41%,
11/1/2029(c) 70,000 74,185
(CME Term SOFR 3
Month + 1.89%), 4.43%,
1/23/2030(a)(c) 500,000 486,989
(SOFR + 1.14%), 2.70%,
1/22/2031(c) 600,000 524,506
(SOFR + 3.12%), 3.62%,
4/1/2031(c) 420,000 386,915
7.25%, 4/1/2032(a) 324,000 381,980
Corporate Bonds
Principal
Amount ($) Value ($)
Capital Markets
Morgan Stanley,
(SOFR + 1.02%), 1.93%,
4/28/2032(a)(c) 500,000 402,062
(SOFR + 1.18%), 2.24%,
7/21/2032(c) 500,000 408,121
(SOFR + 1.20%), 2.51%,
10/20/2032(c) 275,000 227,711
(SOFR + 1.29%), 2.94%,
1/21/2033(c) 70,000 59,546
(SOFR + 2.08%), 4.89%,
7/20/2033(a)(c) 45,000 43,878
(SOFR + 2.56%), 6.34%,
10/18/2033(a)(c) 130,000 140,179
(SOFR + 1.87%), 5.25%,
4/21/2034(c) 450,000 449,954
(SOFR + 1.88%), 5.42%,
7/21/2034(a)(c) 35,000 35,521
(SOFR + 2.05%), 6.63%,
11/1/2034(a)(c) 115,000 127,311
(SOFR + 1.36%), 2.48%,
9/16/2036(c) 450,000 356,664
(SOFR + 2.62%), 5.30%,
4/20/2037(c) 80,000 77,848
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 2.43%),
5.95%, 1/19/2038(a)(c) 90,000 91,017
(SOFR + 1.49%), 3.22%,
4/22/2042(c) 400,000 307,670
4.30%, 1/27/2045(a) 300,000 270,517
(SOFR + 4.84%), 5.60%,
3/24/2051(a)(c) 100,000 107,562
(SOFR + 1.43%), 2.80%,
1/25/2052(c) 205,000 136,739
Nasdaq, Inc. ,
5.35%, 6/28/2028(a) 65,000 66,947
1.65%, 1/15/2031 400,000 324,591
5.55%, 2/15/2034(a) 80,000 83,108
3.95%, 3/7/2052 250,000 197,983
Nomura Holdings, Inc. ,
2.33%, 1/22/2027 300,000 275,041
2.17%, 7/14/2028(a) 200,000 175,698
5.61%, 7/6/2029 200,000 204,268
3.10%, 1/16/2030 200,000 176,695
2.61%, 7/14/2031 200,000 166,109
Northern Trust Corp. ,
4.00%, 5/10/2027 65,000 64,121
6.13%, 11/2/2032(a) 130,000 139,598
Oaktree Specialty Lending
Corp. ,
2.70%, 1/15/2027 100,000 89,388
7.10%, 2/15/2029 100,000 103,130
Prospect Capital Corp. ,
3.36%, 11/15/2026 100,000 89,907
Raymond James Financial,
Inc. ,
4.95%, 7/15/2046(a) 250,000 233,223
S&P Global, Inc. ,
2.45%, 3/1/2027 30,000 28,289
2.70%, 3/1/2029 100,000 92,463
2.50%, 12/1/2029(a) 80,000 72,008

44 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Capital Markets
S&P Global, Inc.,
1.25%, 8/15/2030 110,000 90,038
2.90%, 3/1/2032(a) 325,000 290,088
3.25%, 12/1/2049 65,000 48,624
2.30%, 8/15/2060 40,000 23,942
State Street Corp. ,
(SOFR + 1.13%), 5.10%,
5/18/2026(a)(c) 60,000 60,062
5.27%, 8/3/2026 100,000 101,453
(SOFR + 1.35%), 5.75%,
11/4/2026(c) 55,000 55,849
(SOFR + 0.56%), 1.68%,
11/18/2027(a)(c) 200,000 183,456
(SOFR + 0.73%), 2.20%,
2/7/2028(c) 40,000 37,154
(SOFR + 1.72%), 5.82%,
11/4/2028(c) 60,000 62,257
(SOFR + 1.48%), 5.68%,
11/21/2029(c) 75,000 77,550
2.40%, 1/24/2030(a) 200,000 178,509
(SOFR + 1.00%), 2.62%,
2/7/2033(c) 20,000 16,841
(SOFR + 1.57%), 4.82%,
1/26/2034(a)(c) 110,000 108,239
(SOFR + 1.89%), 5.16%,
5/18/2034(a)(c) 60,000 60,439
(SOFR + 1.96%), 6.12%,
11/21/2034(c) 50,000 53,081
UBS Group AG ,
3.75%, 3/26/2025 390,000 382,063
4.55%, 4/17/2026 250,000 246,733
4.88%, 5/15/2045(a) 400,000 380,770
36,129,002
Chemicals 0 .4%
Air Products and Chemicals,
Inc. ,
1.50%, 10/15/2025(a) 25,000 23,648
1.85%, 5/15/2027(a) 105,000 96,784
2.05%, 5/15/2030(a) 145,000 126,696
4.80%, 3/3/2033(a) 70,000 72,232
2.70%, 5/15/2040 65,000 49,513
2.80%, 5/15/2050(a) 40,000 28,455
Albemarle Corp. ,
5.65%, 6/1/2052(a) 100,000 92,781
Cabot Corp. ,
5.00%, 6/30/2032(a) 30,000 29,532
Celanese US Holdings LLC ,
6.05%, 3/15/2025 71,000 71,435
1.40%, 8/5/2026 100,000 91,126
6.17%, 7/15/2027(a) 100,000 102,536
6.35%, 11/15/2028 90,000 94,384
6.33%, 7/15/2029(a) 165,000 172,965
6.55%, 11/15/2030 100,000 105,713
6.38%, 7/15/2032(a) 70,000 73,996
6.70%, 11/15/2033(a) 55,000 59,653
CF Industries, Inc. ,
5.15%, 3/15/2034(a) 300,000 296,784
Dow Chemical Co. (The) ,
6.30%, 3/15/2033 25,000 27,544
9.40%, 5/15/2039 206,000 286,504
4.38%, 11/15/2042 300,000 264,877
Corporate Bonds
Principal
Amount ($) Value ($)
Chemicals
Dow Chemical Co. (The),
4.80%, 5/15/2049 350,000 320,627
6.90%, 5/15/2053(a) 25,000 30,043
DuPont de Nemours, Inc. ,
4.49%, 11/15/2025(a) 300,000 297,790
4.73%, 11/15/2028(a) 400,000 405,888
5.42%, 11/15/2048(a) 300,000 311,780
Eastman Chemical Co. ,
5.75%, 3/8/2033 35,000 36,163
4.65%, 10/15/2044(a) 200,000 175,521
Ecolab, Inc. ,
5.25%, 1/15/2028 75,000 77,408
1.30%, 1/30/2031(a) 200,000 163,324
2.13%, 2/1/2032 100,000 85,088
2.13%, 8/15/2050 200,000 122,688
2.70%, 12/15/2051 75,000 50,757
2.75%, 8/18/2055 65,000 43,724
FMC Corp. ,
5.15%, 5/18/2026(a) 40,000 39,957
3.45%, 10/1/2029(a) 60,000 54,223
5.65%, 5/18/2033 40,000 39,851
4.50%, 10/1/2049 85,000 66,212
6.38%, 5/18/2053(a) 40,000 40,931
International Flavors &
Fragrances, Inc. ,
5.00%, 9/26/2048(a) 70,000 59,412
Linde, Inc. ,
4.70%, 12/5/2025(a) 400,000 400,324
3.20%, 1/30/2026 250,000 242,877
Lubrizol Corp. (The) ,
6.50%, 10/1/2034 147,000 171,480
LYB International Finance III
LLC ,
2.25%, 10/1/2030(a) 135,000 115,612
5.63%, 5/15/2033 40,000 41,786
4.20%, 5/1/2050 200,000 159,231
LyondellBasell Industries NV ,
4.63%, 2/26/2055(a) 250,000 216,659
Mosaic Co. (The) ,
4.05%, 11/15/2027(a) 250,000 243,781
5.38%, 11/15/2028 25,000 25,514
Nutrien Ltd. ,
3.00%, 4/1/2025 150,000 145,606
5.95%, 11/7/2025 50,000 50,868
4.90%, 3/27/2028(a) 25,000 25,225
5.88%, 12/1/2036(a) 125,000 130,153
5.25%, 1/15/2045 154,000 149,578
5.80%, 3/27/2053(a) 150,000 160,353
PPG Industries, Inc. ,
1.20%, 3/15/2026(a) 110,000 101,675
2.80%, 8/15/2029 300,000 271,305
RPM International, Inc. ,
2.95%, 1/15/2032(a) 45,000 37,922
Sherwin-Williams Co. (The) ,
3.95%, 1/15/2026(a) 400,000 392,180
2.95%, 8/15/2029 200,000 183,985
2.20%, 3/15/2032(a) 200,000 166,339
4.50%, 6/1/2047(a) 150,000 137,195
2.90%, 3/15/2052 80,000 55,118
Westlake Corp. ,
2.88%, 8/15/2041 100,000 70,110

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 45
Corporate Bonds
Principal
Amount ($) Value ($)
Chemicals
Westlake Corp.,
4.38%, 11/15/2047 200,000 166,457
8,449,878
Commercial Services & Supplies 0 .1%
Cintas Corp. No. 2 ,
3.45%, 5/1/2025(a) 30,000 29,461
4.00%, 5/1/2032 40,000 38,656
Ford Foundation (The) ,
Series 2020, 2.42%,
6/1/2050 25,000 16,452
Republic Services, Inc. ,
3.20%, 3/15/2025 500,000 488,308
4.88%, 4/1/2029 25,000 25,466
1.45%, 2/15/2031 165,000 133,849
2.38%, 3/15/2033 200,000 167,153
6.20%, 3/1/2040 70,000 78,250
UL Solutions, Inc. ,
6.50%, 10/20/2028(e) 25,000 26,286
Veralto Corp. ,
5.50%, 9/18/2026(a)(e) 50,000 50,638
5.35%, 9/18/2028(e) 50,000 51,160
5.45%, 9/18/2033(a)(e) 50,000 51,789
Waste Connections, Inc. ,
4.25%, 12/1/2028(a) 100,000 99,498
2.20%, 1/15/2032(a) 100,000 83,475
3.20%, 6/1/2032(a) 50,000 44,928
4.20%, 1/15/2033(a) 100,000 97,097
2.95%, 1/15/2052 70,000 49,294
Waste Management, Inc. ,
4.88%, 2/15/2029(a) 75,000 76,754
2.00%, 6/1/2029 35,000 31,151
4.63%, 2/15/2030(a) 50,000 50,565
4.63%, 2/15/2033 50,000 50,157
4.88%, 2/15/2034 75,000 76,503
2.95%, 6/1/2041 85,000 66,245
4.15%, 7/15/2049(a) 125,000 112,800
1,995,935
Communications Equipment 0 .0%
†
Cisco Systems, Inc. ,
3.50%, 6/15/2025(a) 400,000 394,225
5.50%, 1/15/2040 200,000 212,898
Motorola Solutions, Inc. ,
2.30%, 11/15/2030 300,000 253,307
5.60%, 6/1/2032 100,000 103,161
963,591
Construction & Engineering 0 .0%
†
Quanta Services, Inc. ,
2.90%, 10/1/2030 100,000 87,747
2.35%, 1/15/2032 50,000 41,375
3.05%, 10/1/2041(a) 55,000 40,376
169,498
Construction Materials 0 .0%
†
Eagle Materials, Inc. ,
2.50%, 7/1/2031(a) 65,000 55,114
Martin Marietta Materials, Inc. ,
Series CB, 2.50%,
3/15/2030 500,000 440,198
2.40%, 7/15/2031 25,000 21,208
Corporate Bonds
Principal
Amount ($) Value ($)
Construction Materials
Martin Marietta Materials, Inc.,
3.20%, 7/15/2051 50,000 37,129
Vulcan Materials Co. ,
4.50%, 6/15/2047(a) 250,000 224,220
777,869
Consumer Finance 0 .8%
AerCap Ireland Capital DAC ,
4.45%, 4/3/2026(a) 200,000 196,383
2.45%, 10/29/2026 480,000 444,442
3.88%, 1/23/2028(a) 500,000 476,489
3.00%, 10/29/2028 300,000 273,896
3.30%, 1/30/2032 300,000 261,099
3.40%, 10/29/2033(a) 150,000 128,801
3.85%, 10/29/2041 150,000 120,808
Ally Financial, Inc. ,
4.63%, 3/30/2025 100,000 98,668
4.75%, 6/9/2027 40,000 38,598
7.10%, 11/15/2027 100,000 103,935
2.20%, 11/2/2028(a) 165,000 140,272
(SOFR + 2.82%), 6.85%,
1/3/2030(c) 50,000 51,370
8.00%, 11/1/2031(a) 150,000 164,325
American Express Co. ,
2.25%, 3/4/2025 35,000 33,861
3.95%, 8/1/2025(a) 130,000 127,897
4.20%, 11/6/2025(a) 200,000 197,611
4.90%, 2/13/2026(a) 200,000 200,481
(SOFR + 1.00%), 4.99%,
5/1/2026(a)(c) 80,000 79,766
(SOFR + 1.33%), 6.34%,
10/30/2026(c) 50,000 50,978
1.65%, 11/4/2026(a) 200,000 183,789
2.55%, 3/4/2027(a) 60,000 56,209
3.30%, 5/3/2027 300,000 286,880
(SOFR + 0.97%), 5.39%,
7/28/2027(a)(c) 25,000 25,287
5.85%, 11/5/2027(a) 95,000 99,060
4.05%, 5/3/2029(a) 60,000 59,387
(SOFR + 1.28%), 5.28%,
7/27/2029(a)(c) 100,000 102,076
(SOFR + 1.94%), 6.49%,
10/30/2031(c) 50,000 54,223
(SOFR + 2.26%), 4.99%,
5/26/2033(c) 25,000 24,882
(SOFR + 1.76%), 4.42%,
8/3/2033(c) 130,000 125,162
(SOFR + 1.84%), 5.04%,
5/1/2034(c) 120,000 119,791
American Honda Finance
Corp. ,
1.50%, 1/13/2025 50,000 48,239
Series A, 4.60%, 4/17/2025 60,000 59,756
5.80%, 10/3/2025 50,000 50,860
1.30%, 9/9/2026(a) 115,000 105,659
2.35%, 1/8/2027(a) 100,000 93,872
4.70%, 1/12/2028 20,000 20,168
5.65%, 11/15/2028(a) 50,000 52,329
2.25%, 1/12/2029(a) 50,000 45,163
4.60%, 4/17/2030 60,000 59,905
5.85%, 10/4/2030 50,000 53,295

46 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Consumer Finance
Capital One Financial Corp. ,
(SOFR + 1.29%), 2.64%,
3/3/2026(c) 290,000 277,874
(SOFR + 2.16%), 4.99%,
7/24/2026(c) 60,000 59,307
3.75%, 7/28/2026 250,000 239,414
3.65%, 5/11/2027(a) 300,000 286,042
(SOFR + 2.44%), 7.15%,
10/29/2027(c) 50,000 51,907
(SOFR + 2.06%), 4.93%,
5/10/2028(c) 300,000 294,836
(SOFR + 2.08%), 5.47%,
2/1/2029(c) 100,000 99,704
(SOFR + 2.64%), 6.31%,
6/8/2029(c) 40,000 41,036
(SOFR + 1.79%), 3.27%,
3/1/2030(c) 95,000 84,845
(SOFR + 2.60%), 5.25%,
7/26/2030(c) 60,000 58,952
(SOFR + 1.34%), 2.36%,
7/29/2032(c) 100,000 75,761
(SOFR + 2.60%), 5.82%,
2/1/2034(a)(c) 90,000 89,561
(SOFR + 2.86%), 6.38%,
6/8/2034(c) 280,000 288,175
Caterpillar Financial Services
Corp. ,
4.90%, 1/17/2025 40,000 39,998
5.15%, 8/11/2025(a) 100,000 100,706
3.65%, 8/12/2025(a) 100,000 98,372
4.35%, 5/15/2026(a) 100,000 99,787
1.15%, 9/14/2026 100,000 91,816
1.70%, 1/8/2027(a) 200,000 184,822
3.60%, 8/12/2027(a) 100,000 97,652
Discover Financial Services ,
4.10%, 2/9/2027(a) 250,000 239,904
(United States SOFR
Compounded Index
+ 3.37%), 7.96%,
11/2/2034(c) 75,000 83,436
Ford Motor Credit Co. LLC ,
4.13%, 8/4/2025 400,000 388,779
3.38%, 11/13/2025 200,000 191,382
4.39%, 1/8/2026(a) 200,000 194,479
6.95%, 3/6/2026(a) 200,000 204,891
2.70%, 8/10/2026(a) 200,000 185,237
4.95%, 5/28/2027(a) 200,000 195,110
4.13%, 8/17/2027(a) 200,000 189,337
7.35%, 11/4/2027(a) 400,000 421,819
6.80%, 5/12/2028(a) 400,000 417,780
6.80%, 11/7/2028(a) 200,000 209,273
7.35%, 3/6/2030(a) 200,000 214,860
4.00%, 11/13/2030(a) 200,000 179,458
General Motors Financial Co.,
Inc. ,
6.05%, 10/10/2025 50,000 50,569
5.25%, 3/1/2026(a) 455,000 455,290
5.40%, 4/6/2026 65,000 65,412
1.50%, 6/10/2026(a) 200,000 183,258
2.35%, 2/26/2027(a) 50,000 46,026
5.00%, 4/9/2027 200,000 199,550
Corporate Bonds
Principal
Amount ($) Value ($)
Consumer Finance
General Motors Financial Co.,
Inc.,
6.00%, 1/9/2028(a) 100,000 103,393
5.80%, 6/23/2028(a) 55,000 56,516
2.40%, 10/15/2028 195,000 173,110
5.80%, 1/7/2029 50,000 51,168
5.85%, 4/6/2030(a) 45,000 46,406
3.60%, 6/21/2030(a) 200,000 181,510
2.70%, 6/10/2031(a) 145,000 121,576
6.40%, 1/9/2033 125,000 133,013
6.10%, 1/7/2034(a) 50,000 51,480
John Deere Capital Corp. ,
1.25%, 1/10/2025(a) 200,000 192,906
3.40%, 6/6/2025 30,000 29,491
4.95%, 6/6/2025(a) 25,000 25,100
4.05%, 9/8/2025(a) 55,000 54,483
5.30%, 9/8/2025 25,000 25,323
4.80%, 1/9/2026 40,000 40,212
0.70%, 1/15/2026 200,000 185,371
4.75%, 6/8/2026 40,000 40,268
1.05%, 6/17/2026(a) 100,000 92,092
2.25%, 9/14/2026(a) 250,000 236,015
1.30%, 10/13/2026 55,000 50,588
1.70%, 1/11/2027 200,000 184,638
4.15%, 9/15/2027(a) 60,000 59,611
4.75%, 1/20/2028(a) 40,000 40,662
1.50%, 3/6/2028(a) 250,000 223,107
4.95%, 7/14/2028 35,000 35,882
3.35%, 4/18/2029(a) 40,000 38,326
4.85%, 10/11/2029 40,000 41,209
4.70%, 6/10/2030(a) 40,000 40,660
1.45%, 1/15/2031 200,000 164,236
4.35%, 9/15/2032(a) 60,000 59,889
PACCAR Financial Corp. ,
3.55%, 8/11/2025 30,000 29,502
4.95%, 10/3/2025 80,000 80,451
4.45%, 3/30/2026 20,000 19,963
5.20%, 11/9/2026 25,000 25,533
2.00%, 2/4/2027 100,000 93,139
4.60%, 1/10/2028(a) 100,000 100,858
Synchrony Financial ,
4.88%, 6/13/2025 30,000 29,488
4.50%, 7/23/2025(a) 275,000 268,632
2.88%, 10/28/2031 180,000 144,159
Toyota Motor Credit Corp. ,
4.80%, 1/10/2025 40,000 40,009
1.45%, 1/13/2025(a) 200,000 193,007
1.80%, 2/13/2025(a) 500,000 483,597
3.95%, 6/30/2025(a) 75,000 74,104
3.65%, 8/18/2025(a) 75,000 73,768
5.60%, 9/11/2025(a) 25,000 25,405
4.45%, 5/18/2026 60,000 59,902
1.13%, 6/18/2026(a) 500,000 461,698
5.00%, 8/14/2026(a) 100,000 101,197
5.40%, 11/20/2026 50,000 51,177
3.20%, 1/11/2027 200,000 192,757
1.90%, 1/13/2027(a) 100,000 93,019
3.05%, 3/22/2027(a) 100,000 95,829
4.55%, 9/20/2027(a) 90,000 90,697
4.63%, 1/12/2028(a) 40,000 40,512
5.25%, 9/11/2028(a) 25,000 25,886
4.45%, 6/29/2029(a) 90,000 90,428

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 47
Corporate Bonds
Principal
Amount ($) Value ($)
Consumer Finance
Toyota Motor Credit Corp.,
2.15%, 2/13/2030(a) 500,000 441,639
4.55%, 5/17/2030(a) 60,000 60,390
1.90%, 9/12/2031(a) 100,000 83,344
4.70%, 1/12/2033(a) 45,000 46,199
18,286,619
Consumer Staples Distribution & Retail 0 .3%
Costco Wholesale Corp. ,
1.60%, 4/20/2030(a) 500,000 428,309
Dollar General Corp. ,
4.63%, 11/1/2027(a) 70,000 69,537
5.20%, 7/5/2028 20,000 20,267
3.50%, 4/3/2030(a) 500,000 460,356
5.00%, 11/1/2032(a) 75,000 74,795
5.45%, 7/5/2033(a) 20,000 20,356
Dollar Tree, Inc. ,
2.65%, 12/1/2031(a) 50,000 42,484
3.38%, 12/1/2051 50,000 34,633
Kroger Co. (The) ,
7.50%, 4/1/2031(a) 257,000 294,725
5.40%, 7/15/2040 200,000 195,240
5.40%, 1/15/2049(a) 50,000 49,989
3.95%, 1/15/2050(a) 100,000 81,492
Sysco Corp. ,
5.75%, 1/17/2029 25,000 26,042
2.40%, 2/15/2030(a) 100,000 88,208
5.95%, 4/1/2030 200,000 212,567
2.45%, 12/14/2031 100,000 84,384
6.00%, 1/17/2034(a) 25,000 27,062
6.60%, 4/1/2050 300,000 352,080
3.15%, 12/14/2051 50,000 35,812
Target Corp. ,
2.25%, 4/15/2025(a) 280,000 271,492
2.50%, 4/15/2026(a) 750,000 721,868
1.95%, 1/15/2027 130,000 121,287
2.35%, 2/15/2030(a) 105,000 93,685
2.65%, 9/15/2030(a) 50,000 44,760
4.50%, 9/15/2032(a) 100,000 100,999
4.40%, 1/15/2033 150,000 151,461
3.63%, 4/15/2046 200,000 164,892
4.80%, 1/15/2053 150,000 148,864
Walmart, Inc. ,
3.90%, 9/9/2025(a) 60,000 59,404
4.00%, 4/15/2026(a) 30,000 29,834
1.05%, 9/17/2026 50,000 45,940
3.95%, 9/9/2027(a) 60,000 59,666
3.90%, 4/15/2028 45,000 44,514
3.70%, 6/26/2028(a) 300,000 296,365
1.50%, 9/22/2028(a) 100,000 89,332
4.00%, 4/15/2030(a) 160,000 159,664
1.80%, 9/22/2031(a) 300,000 254,204
4.15%, 9/9/2032(a) 60,000 59,969
4.10%, 4/15/2033(a) 80,000 79,241
6.50%, 8/15/2037(a) 350,000 423,325
2.50%, 9/22/2041(a) 200,000 148,078
4.05%, 6/29/2048(a) 125,000 114,182
2.65%, 9/22/2051(a) 400,000 278,748
4.50%, 4/15/2053 80,000 77,733
6,637,845
Corporate Bonds
Principal
Amount ($) Value ($)
Containers & Packaging 0 .1%
Amcor Finance USA, Inc. ,
5.63%, 5/26/2033(a) 40,000 41,588
Amcor Flexibles North
America, Inc. ,
4.00%, 5/17/2025 50,000 49,110
2.63%, 6/19/2030 50,000 43,222
2.69%, 5/25/2031 75,000 64,557
Avery Dennison Corp. ,
2.25%, 2/15/2032 100,000 82,653
5.75%, 3/15/2033 90,000 94,988
Berry Global, Inc. ,
1.57%, 1/15/2026 300,000 278,699
International Paper Co. ,
6.00%, 11/15/2041 350,000 369,813
Packaging Corp. of America ,
3.00%, 12/15/2029 50,000 45,256
4.05%, 12/15/2049(a) 100,000 81,859
3.05%, 10/1/2051 40,000 27,801
Sonoco Products Co. ,
1.80%, 2/1/2025(a) 200,000 192,366
2.25%, 2/1/2027 165,000 151,953
3.13%, 5/1/2030(a) 50,000 45,011
2.85%, 2/1/2032(a) 200,000 170,176
WRKCo, Inc. ,
4.90%, 3/15/2029(a) 250,000 251,368
1,990,420
Distributors 0 .0%
†
Genuine Parts Co. ,
6.50%, 11/1/2028 25,000 26,548
6.88%, 11/1/2033 25,000 27,755
54,303
Diversified Consumer Services 0 .1%
American University (The) ,
Series 2019, 3.67%,
4/1/2049 35,000 28,309
California Institute of
Technology ,
3.65%, 9/1/2119 100,000 71,216
Duke University ,
Series 2020, 2.83%,
10/1/2055 110,000 74,773
George Washington University
(The) ,
Series 2018, 4.13%,
9/15/2048(a) 73,000 66,940
Georgetown University (The) ,
Series 20A, 2.94%,
4/1/2050 35,000 24,128
Leland Stanford Junior
University (The) ,
2.41%, 6/1/2050 150,000 99,279
Massachusetts Institute of
Technology ,
5.60%, 7/1/2111(a) 100,000 114,475
4.68%, 7/1/2114(a) 75,000 71,127
Northwestern University ,
Series 2020, 2.64%,
12/1/2050 28,000 19,357

48 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Diversified Consumer Services
President and Fellows of
Harvard College ,
3.15%, 7/15/2046 75,000 57,738
3.30%, 7/15/2056(a) 200,000 151,886
Trustees of Boston University ,
Series CC, 4.06%,
10/1/2048 16,000 13,968
Trustees of Princeton
University (The) ,
Series 2020, 2.52%,
7/1/2050 84,000 57,100
Trustees of the University of
Pennsylvania (The) ,
Series 2020, 2.40%,
10/1/2050 48,000 30,724
University of Southern
California ,
Series 21A, 2.95%,
10/1/2051(a) 200,000 140,874
4.98%, 10/1/2053 75,000 77,381
Yale University ,
Series 2020, 2.40%,
4/15/2050 61,000 40,007
1,139,282
Diversified REITs 0 .1%
Broadstone Net Lease LLC ,
2.60%, 9/15/2031 85,000 65,860
Digital Realty Trust LP ,
5.55%, 1/15/2028(a) 380,000 387,101
GLP Capital LP ,
5.30%, 1/15/2029(a) 500,000 497,109
Rayonier LP ,
2.75%, 5/17/2031 45,000 37,531
Simon Property Group LP ,
3.30%, 1/15/2026 170,000 164,690
1.38%, 1/15/2027 100,000 91,308
2.45%, 9/13/2029(a) 250,000 222,493
2.65%, 2/1/2032 100,000 85,421
5.50%, 3/8/2033(a) 100,000 103,327
4.25%, 11/30/2046(a) 350,000 294,240
5.85%, 3/8/2053(a) 100,000 106,166
STORE Capital Corp. ,
2.70%, 12/1/2031(a) 100,000 75,745
VICI Properties LP ,
4.75%, 2/15/2028(a) 85,000 83,212
4.95%, 2/15/2030(a) 80,000 77,626
5.13%, 5/15/2032 85,000 82,858
5.63%, 5/15/2052(a) 30,000 28,764
WP Carey, Inc. ,
3.85%, 7/15/2029 120,000 112,592
2.45%, 2/1/2032 70,000 56,858
2,572,901
Diversified Telecommunication Services 0 .7%
AT&T, Inc. ,
1.70%, 3/25/2026(a) 300,000 280,674
2.30%, 6/1/2027(a) 300,000 278,458
1.65%, 2/1/2028(a) 200,000 178,100
4.35%, 3/1/2029(a) 500,000 493,454
4.30%, 2/15/2030(a) 300,000 293,762
2.75%, 6/1/2031(a) 500,000 438,338
Corporate Bonds
Principal
Amount ($) Value ($)
Diversified Telecommunication Services
AT&T, Inc.,
2.25%, 2/1/2032 300,000 248,081
2.55%, 12/1/2033 360,000 293,408
5.40%, 2/15/2034 110,000 113,446
4.50%, 5/15/2035 310,000 293,638
4.85%, 3/1/2039 500,000 478,421
3.50%, 6/1/2041(a) 300,000 238,224
4.65%, 6/1/2044 250,000 222,540
3.65%, 6/1/2051 500,000 376,534
3.50%, 9/15/2053 740,000 537,023
3.55%, 9/15/2055 975,000 701,003
3.80%, 12/1/2057 514,000 382,078
3.65%, 9/15/2059 379,000 271,626
Bell Canada (The) ,
5.10%, 5/11/2033 60,000 61,568
Series US-4, 3.65%,
3/17/2051 250,000 191,623
3.65%, 8/15/2052(a) 50,000 38,585
British Telecommunications
plc ,
9.62%, 12/15/2030(f) 250,000 309,350
Deutsche Telekom
International Finance BV ,
8.75%, 6/15/2030(f) 369,000 444,408
Orange SA ,
9.00%, 3/1/2031(f) 100,000 123,329
5.38%, 1/13/2042(a) 250,000 254,320
Sprint Capital Corp. ,
6.88%, 11/15/2028 400,000 433,412
8.75%, 3/15/2032 200,000 246,853
Telefonica Emisiones SA ,
7.05%, 6/20/2036(a) 300,000 339,344
5.21%, 3/8/2047(a) 250,000 231,638
5.52%, 3/1/2049(a) 150,000 144,693
TELUS Corp. ,
2.80%, 2/16/2027 200,000 188,349
3.40%, 5/13/2032(a) 60,000 53,423
4.30%, 6/15/2049(a) 100,000 83,424
Verizon Communications, Inc. ,
3.38%, 2/15/2025 498,000 488,656
0.85%, 11/20/2025(a) 250,000 232,315
1.45%, 3/20/2026(a) 105,000 97,807
4.13%, 3/16/2027(a) 300,000 295,589
2.10%, 3/22/2028(a) 125,000 113,075
4.33%, 9/21/2028 283,000 279,960
3.88%, 2/8/2029(a) 110,000 106,643
4.02%, 12/3/2029 400,000 386,756
3.15%, 3/22/2030 200,000 182,802
1.75%, 1/20/2031(a) 500,000 411,240
2.55%, 3/21/2031(a) 348,000 300,062
2.36%, 3/15/2032 840,000 698,688
5.05%, 5/9/2033(a) 45,000 45,906
4.50%, 8/10/2033(a) 250,000 243,866
4.81%, 3/15/2039(a) 385,000 372,225
3.40%, 3/22/2041(a) 530,000 421,902
2.85%, 9/3/2041 110,000 81,264
2.88%, 11/20/2050 700,000 475,916
3.55%, 3/22/2051(a) 270,000 208,034
3.88%, 3/1/2052(a) 90,000 72,903
2.99%, 10/30/2056 500,000 331,924
3.00%, 11/20/2060 180,000 117,993

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 49
Corporate Bonds
Principal
Amount ($) Value ($)
Diversified Telecommunication Services
Verizon Communications, Inc.,
3.70%, 3/22/2061 350,000 267,383
15,496,036
Electric Utilities 1 .6%
AEP Texas, Inc. ,
4.70%, 5/15/2032 20,000 19,531
5.25%, 5/15/2052(a) 20,000 19,317
AEP Transmission Co. LLC ,
Series N, 2.75%, 8/15/2051 50,000 32,359
Series O, 4.50%, 6/15/2052 80,000 72,227
5.40%, 3/15/2053(a) 440,000 457,208
Alabama Power Co. ,
3.75%, 9/1/2027 40,000 39,169
3.94%, 9/1/2032 40,000 38,138
5.85%, 11/15/2033 25,000 26,877
4.15%, 8/15/2044 350,000 299,725
3.13%, 7/15/2051 80,000 56,603
American Electric Power Co.,
Inc. ,
5.75%, 11/1/2027 100,000 103,408
5.20%, 1/15/2029 50,000 50,673
5.95%, 11/1/2032(a) 100,000 106,733
5.63%, 3/1/2033(a) 24,000 25,003
Appalachian Power Co. ,
Series BB, 4.50%, 8/1/2032 30,000 28,877
Arizona Public Service Co. ,
2.60%, 8/15/2029 50,000 44,669
2.20%, 12/15/2031(a) 100,000 81,243
6.35%, 12/15/2032(a) 100,000 108,542
5.55%, 8/1/2033(a) 25,000 25,831
3.50%, 12/1/2049 200,000 142,430
Baltimore Gas and Electric
Co. ,
2.25%, 6/15/2031 80,000 68,115
3.20%, 9/15/2049 115,000 83,635
2.90%, 6/15/2050 60,000 40,749
4.55%, 6/1/2052 30,000 27,488
5.40%, 6/1/2053(a) 25,000 25,796
CenterPoint Energy Houston
Electric LLC ,
5.20%, 10/1/2028(a) 105,000 108,317
Series ai., 4.45%, 10/1/2032 40,000 39,302
4.50%, 4/1/2044 250,000 229,038
Series AD, 2.90%, 7/1/2050 60,000 41,734
Series AJ, 4.85%, 10/1/2052 40,000 38,942
Commonwealth Edison Co. ,
4.35%, 11/15/2045 200,000 174,915
3.65%, 6/15/2046 250,000 197,193
4.00%, 3/1/2048 350,000 296,477
Series 127, 3.20%,
11/15/2049 155,000 111,193
Series 131, 2.75%, 9/1/2051 200,000 129,886
Connecticut Light and Power
Co. (The) ,
Series A, 2.05%,
7/1/2031(a) 100,000 82,937
4.90%, 7/1/2033 25,000 25,187
5.25%, 1/15/2053 100,000 102,054
Dominion Energy South
Carolina, Inc. ,
Series A, 2.30%, 12/1/2031 50,000 41,630
Corporate Bonds
Principal
Amount ($) Value ($)
Electric Utilities
Dominion Energy South
Carolina, Inc.,
6.05%, 1/15/2038(a) 150,000 162,219
5.10%, 6/1/2065 100,000 94,130
DTE Electric Co. ,
Series A, 3.00%, 3/1/2032 40,000 35,432
5.20%, 4/1/2033(a) 40,000 41,551
4.30%, 7/1/2044 500,000 446,506
Series B, 3.65%, 3/1/2052 25,000 19,706
5.40%, 4/1/2053(a) 40,000 41,985
Duke Energy Carolinas LLC ,
2.95%, 12/1/2026(a) 500,000 482,644
2.45%, 2/1/2030(a) 100,000 88,352
2.85%, 3/15/2032 70,000 61,016
4.95%, 1/15/2033 80,000 81,482
6.00%, 1/15/2038 400,000 430,093
3.20%, 8/15/2049 50,000 36,280
3.55%, 3/15/2052(a) 35,000 26,810
5.35%, 1/15/2053 100,000 102,364
5.40%, 1/15/2054(a) 34,000 35,033
Duke Energy Corp. ,
0.90%, 9/15/2025 50,000 46,655
5.00%, 12/8/2025 65,000 65,120
5.00%, 12/8/2027 85,000 85,924
4.30%, 3/15/2028 80,000 78,872
2.45%, 6/1/2030 70,000 61,025
2.55%, 6/15/2031(a) 150,000 127,986
4.50%, 8/15/2032 90,000 87,115
5.75%, 9/15/2033(a) 75,000 79,336
3.50%, 6/15/2051(a) 200,000 146,927
5.00%, 8/15/2052 90,000 84,013
6.10%, 9/15/2053 75,000 81,228
Duke Energy Florida LLC ,
3.20%, 1/15/2027(a) 250,000 241,450
2.50%, 12/1/2029(a) 70,000 62,411
2.40%, 12/15/2031 95,000 80,149
5.65%, 4/1/2040 300,000 309,710
3.40%, 10/1/2046 500,000 374,618
3.00%, 12/15/2051 45,000 30,705
6.20%, 11/15/2053 25,000 28,590
Duke Energy Indiana LLC ,
6.35%, 8/15/2038 250,000 277,762
5.40%, 4/1/2053 40,000 40,726
Duke Energy Ohio, Inc. ,
2.13%, 6/1/2030 155,000 131,843
5.25%, 4/1/2033 25,000 25,755
Duke Energy Progress LLC ,
3.40%, 4/1/2032 50,000 45,194
5.25%, 3/15/2033 30,000 30,920
4.15%, 12/1/2044 100,000 85,102
4.20%, 8/15/2045 250,000 213,606
5.35%, 3/15/2053 50,000 50,649
Edison International ,
4.70%, 8/15/2025 40,000 39,504
4.13%, 3/15/2028(a) 500,000 482,824
5.25%, 11/15/2028 25,000 25,154
Emera US Finance LP ,
4.75%, 6/15/2046 200,000 164,542
Entergy Arkansas LLC ,
5.15%, 1/15/2033(a) 100,000 101,944
5.30%, 9/15/2033 40,000 40,946

50 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Electric Utilities
Entergy Corp. ,
1.90%, 6/15/2028(a) 500,000 442,843
2.80%, 6/15/2030 80,000 70,396
3.75%, 6/15/2050(a) 35,000 26,396
Entergy Louisiana LLC ,
4.75%, 9/15/2052 200,000 183,833
Entergy Mississippi LLC ,
5.00%, 9/1/2033 20,000 20,122
Entergy Texas, Inc. ,
4.00%, 3/30/2029(a) 50,000 48,560
1.75%, 3/15/2031(a) 400,000 327,604
3.55%, 9/30/2049(a) 200,000 150,901
5.00%, 9/15/2052 20,000 18,998
5.80%, 9/1/2053(a) 25,000 26,849
Evergy Kansas Central, Inc. ,
5.90%, 11/15/2033 25,000 26,744
4.10%, 4/1/2043 200,000 168,173
5.70%, 3/15/2053 20,000 20,875
Evergy Metro, Inc. ,
4.95%, 4/15/2033 30,000 29,985
Evergy, Inc. ,
2.90%, 9/15/2029(a) 250,000 226,137
Eversource Energy ,
Series H, 3.15%,
1/15/2025(a) 245,000 238,596
Series Q, 0.80%, 8/15/2025 100,000 93,164
4.75%, 5/15/2026 30,000 29,841
2.90%, 3/1/2027(a) 50,000 47,334
4.60%, 7/1/2027 35,000 34,715
5.45%, 3/1/2028(a) 95,000 97,642
5.95%, 2/1/2029 50,000 52,363
Series O, 4.25%,
4/1/2029(a) 400,000 387,943
Series R, 1.65%, 8/15/2030 100,000 81,145
3.38%, 3/1/2032 50,000 44,247
5.13%, 5/15/2033(a) 40,000 40,202
3.45%, 1/15/2050 100,000 72,167
Exelon Corp. ,
5.15%, 3/15/2028(a) 30,000 30,493
4.05%, 4/15/2030(a) 300,000 286,190
5.30%, 3/15/2033(a) 60,000 61,232
5.63%, 6/15/2035 300,000 305,300
4.10%, 3/15/2052(a) 35,000 28,296
5.60%, 3/15/2053 60,000 60,962
Florida Power & Light Co. ,
2.85%, 4/1/2025(a) 60,000 58,585
3.13%, 12/1/2025(a) 500,000 486,006
4.45%, 5/15/2026(a) 25,000 25,022
5.05%, 4/1/2028 35,000 35,775
4.40%, 5/15/2028 35,000 35,056
4.63%, 5/15/2030 35,000 35,227
5.10%, 4/1/2033 60,000 61,918
4.80%, 5/15/2033 25,000 25,280
5.65%, 2/1/2037(a) 450,000 478,957
3.95%, 3/1/2048(a) 500,000 424,876
2.88%, 12/4/2051 10,000 6,927
5.30%, 4/1/2053(a) 40,000 41,815
Georgia Power Co. ,
4.65%, 5/16/2028 100,000 100,764
4.70%, 5/15/2032 60,000 59,752
4.95%, 5/17/2033 100,000 100,807
4.30%, 3/15/2042 500,000 442,048
Corporate Bonds
Principal
Amount ($) Value ($)
Electric Utilities
Georgia Power Co.,
5.13%, 5/15/2052(a) 225,000 222,589
Iberdrola International BV ,
5.81%, 3/15/2025(a) 118,000 118,545
Idaho Power Co. ,
5.50%, 3/15/2053(a) 20,000 20,620
5.80%, 4/1/2054(a) 25,000 26,704
Indiana Michigan Power Co. ,
Series K, 4.55%,
3/15/2046(a) 350,000 312,985
5.63%, 4/1/2053(a) 30,000 31,472
Interstate Power and Light
Co. ,
3.60%, 4/1/2029(a) 200,000 189,681
5.70%, 10/15/2033 25,000 26,325
3.10%, 11/30/2051 70,000 47,475
Kentucky Utilities Co. ,
Series KENT, 5.45%,
4/15/2033 20,000 20,774
Louisville Gas and Electric
Co. ,
4.25%, 4/1/2049 450,000 380,591
MidAmerican Energy Co. ,
5.35%, 1/15/2034 25,000 26,342
5.80%, 10/15/2036 550,000 589,623
4.80%, 9/15/2043 400,000 376,376
2.70%, 8/1/2052 100,000 64,591
5.85%, 9/15/2054 120,000 132,756
Mississippi Power Co. ,
Series B, 3.10%, 7/30/2051 100,000 67,094
Nevada Power Co. ,
Series DD, 2.40%,
5/1/2030(a) 100,000 86,681
Series EE, 3.13%, 8/1/2050 100,000 69,275
Series GG, 5.90%,
5/1/2053(a) 30,000 32,080
6.00%, 3/15/2054 50,000 54,854
NextEra Energy Capital
Holdings, Inc. ,
4.45%, 6/20/2025 70,000 69,385
1.88%, 1/15/2027 270,000 248,307
4.63%, 7/15/2027(a) 150,000 149,729
4.90%, 2/28/2028 100,000 100,944
1.90%, 6/15/2028(a) 125,000 110,922
2.75%, 11/1/2029(a) 245,000 219,535
5.00%, 2/28/2030(a) 100,000 101,059
2.25%, 6/1/2030(a) 300,000 256,629
2.44%, 1/15/2032(a) 145,000 121,502
5.00%, 7/15/2032(a) 105,000 105,518
5.05%, 2/28/2033(a) 100,000 100,187
3.00%, 1/15/2052 85,000 56,884
5.25%, 2/28/2053(a) 100,000 98,218
Northern States Power Co. ,
4.00%, 8/15/2045(a) 165,000 136,509
4.50%, 6/1/2052 25,000 22,979
5.10%, 5/15/2053 40,000 40,326
NSTAR Electric Co. ,
3.95%, 4/1/2030 200,000 190,751
Ohio Power Co. ,
Series R, 2.90%, 10/1/2051 90,000 60,948

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 51
Corporate Bonds
Principal
Amount ($) Value ($)
Electric Utilities
Oklahoma Gas and Electric
Co. ,
5.40%, 1/15/2033(a) 150,000 155,950
Oncor Electric Delivery Co.
LLC ,
4.55%, 9/15/2032(a) 40,000 39,627
5.65%, 11/15/2033(e) 55,000 58,592
4.55%, 12/1/2041 150,000 139,892
5.30%, 6/1/2042(a) 150,000 160,170
3.10%, 9/15/2049 50,000 35,765
2.70%, 11/15/2051 105,000 69,288
4.60%, 6/1/2052 90,000 83,878
4.95%, 9/15/2052 100,000 98,316
Pacific Gas and Electric Co. ,
4.95%, 6/8/2025 100,000 99,344
3.15%, 1/1/2026(a) 350,000 335,711
5.45%, 6/15/2027(a) 100,000 100,806
3.75%, 7/1/2028(a) 150,000 140,503
6.10%, 1/15/2029(a) 30,000 31,044
4.20%, 3/1/2029 200,000 189,012
4.55%, 7/1/2030(a) 250,000 238,094
2.50%, 2/1/2031 150,000 123,734
3.25%, 6/1/2031(a) 200,000 173,202
5.90%, 6/15/2032 100,000 101,680
6.15%, 1/15/2033 115,000 119,194
6.40%, 6/15/2033 40,000 42,089
6.95%, 3/15/2034 75,000 82,381
4.50%, 7/1/2040 100,000 84,529
4.20%, 6/1/2041(a) 250,000 199,479
4.95%, 7/1/2050 250,000 213,547
5.25%, 3/1/2052 200,000 177,704
6.75%, 1/15/2053 135,000 146,842
6.70%, 4/1/2053(a) 30,000 32,550
PacifiCorp ,
5.25%, 6/15/2035(a) 177,000 177,498
2.90%, 6/15/2052 550,000 353,639
5.35%, 12/1/2053(a) 100,000 96,107
5.50%, 5/15/2054(a) 65,000 63,772
PECO Energy Co. ,
4.90%, 6/15/2033(a) 44,000 44,732
3.70%, 9/15/2047 250,000 200,900
4.60%, 5/15/2052 30,000 28,142
4.38%, 8/15/2052 30,000 26,981
PG&E Wildfire Recovery
Funding LLC ,
Series A-2, 4.26%, 6/1/2036 1,000,000 947,327
PPL Electric Utilities Corp. ,
5.00%, 5/15/2033 100,000 102,213
5.25%, 5/15/2053 100,000 103,063
Progress Energy, Inc. ,
7.75%, 3/1/2031(a) 136,000 156,904
Public Service Co. of
Colorado ,
Series 35, 1.90%, 1/15/2031 200,000 166,090
Series 38, 4.10%,
6/1/2032(a) 30,000 28,738
4.30%, 3/15/2044 250,000 215,334
Series 34, 3.20%, 3/1/2050 200,000 143,102
Series 36, 2.70%, 1/15/2051 200,000 125,436
Series 39, 4.50%, 6/1/2052 30,000 26,201
5.25%, 4/1/2053(a) 80,000 79,631
Corporate Bonds
Principal
Amount ($) Value ($)
Electric Utilities
Public Service Co. of New
Hampshire ,
5.35%, 10/1/2033 50,000 52,362
5.15%, 1/15/2053(a) 45,000 45,549
Public Service Co. of
Oklahoma ,
Series J, 2.20%, 8/15/2031 100,000 82,893
5.25%, 1/15/2033(a) 100,000 100,695
Series K, 3.15%, 8/15/2051 50,000 34,118
Public Service Electric and
Gas Co. ,
1.90%, 8/15/2031(a) 165,000 135,396
4.90%, 12/15/2032 100,000 101,450
4.65%, 3/15/2033(a) 30,000 30,003
3.95%, 5/1/2042(a) 400,000 342,472
3.20%, 8/1/2049 250,000 184,619
Sierra Pacific Power Co. ,
5.90%, 3/15/2054(a)(e) 50,000 52,923
Southern California Edison
Co. ,
Series C, 4.20%, 6/1/2025 70,000 69,158
4.90%, 6/1/2026 30,000 30,130
Series D, 4.70%,
6/1/2027(a) 75,000 75,440
5.85%, 11/1/2027(a) 35,000 36,548
Series G, 2.50%,
6/1/2031(a) 100,000 85,624
2.75%, 2/1/2032(a) 100,000 85,945
5.95%, 11/1/2032 25,000 26,858
6.00%, 1/15/2034(a) 177,000 194,078
4.00%, 4/1/2047 200,000 163,031
Series C, 4.13%,
3/1/2048(a) 200,000 167,882
Series B, 4.88%,
3/1/2049(a) 300,000 274,869
3.65%, 2/1/2050(a) 300,000 232,238
Series H, 3.65%, 6/1/2051 30,000 22,598
Series E, 5.45%, 6/1/2052 40,000 39,783
5.88%, 12/1/2053(a) 40,000 43,003
Southern Co. (The) ,
5.15%, 10/6/2025(a) 50,000 50,107
3.25%, 7/1/2026(a) 295,000 284,575
4.85%, 6/15/2028(a) 40,000 40,294
5.50%, 3/15/2029 25,000 26,013
5.20%, 6/15/2033 40,000 40,802
5.70%, 3/15/2034(a) 25,000 26,288
4.40%, 7/1/2046(a) 200,000 176,087
Series B, (US Treasury
Yield Curve Rate T Note
Constant Maturity 5
Year + 3.73%), 4.00%,
1/15/2051(a)(c) 300,000 285,253
Southwestern Electric Power
Co. ,
Series K, 2.75%,
10/1/2026(a) 200,000 188,090
5.30%, 4/1/2033 25,000 25,000
Series L, 3.85%, 2/1/2048 300,000 225,005
3.25%, 11/1/2051 100,000 67,385
Tampa Electric Co. ,
4.10%, 6/15/2042 100,000 84,566

52 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Electric Utilities
Tampa Electric Co.,
3.63%, 6/15/2050 40,000 30,119
5.00%, 7/15/2052 35,000 33,281
Tucson Electric Power Co. ,
3.25%, 5/15/2032 20,000 17,800
5.50%, 4/15/2053(a) 100,000 101,874
Union Electric Co. ,
2.15%, 3/15/2032 100,000 82,812
3.65%, 4/15/2045 250,000 195,554
5.45%, 3/15/2053 100,000 103,100
Virginia Electric and Power
Co. ,
2.30%, 11/15/2031(a) 50,000 41,995
5.00%, 4/1/2033 40,000 40,455
5.30%, 8/15/2033(a) 50,000 51,491
Series B, 4.20%, 5/15/2045 200,000 170,735
2.95%, 11/15/2051 50,000 34,007
Series C, 4.63%, 5/15/2052 40,000 36,010
5.45%, 4/1/2053 90,000 92,666
5.70%, 8/15/2053 50,000 52,981
Wisconsin Electric Power Co. ,
1.70%, 6/15/2028(a) 245,000 217,635
4.75%, 9/30/2032(a) 25,000 25,177
5.63%, 5/15/2033(a) 59,000 63,632
Wisconsin Power and Light
Co. ,
3.95%, 9/1/2032(a) 100,000 94,711
Wisconsin Public Service
Corp. ,
5.35%, 11/10/2025 30,000 30,232
Xcel Energy, Inc. ,
3.30%, 6/1/2025(a) 500,000 487,717
4.60%, 6/1/2032 60,000 58,492
5.45%, 8/15/2033(a) 100,000 103,127
6.50%, 7/1/2036(a) 177,000 197,761
34,095,114
Electrical Equipment 0 .1%
Eaton Corp. ,
3.10%, 9/15/2027(a) 500,000 478,754
4.15%, 3/15/2033(a) 20,000 19,568
Emerson Electric Co. ,
2.00%, 12/21/2028 200,000 179,230
1.95%, 10/15/2030(a) 100,000 86,210
2.20%, 12/21/2031 100,000 85,450
2.80%, 12/21/2051 45,000 30,917
Regal Rexnord Corp. ,
6.05%, 4/15/2028(e) 20,000 20,246
6.40%, 4/15/2033(a)(e) 120,000 125,072
Rockwell Automation, Inc. ,
1.75%, 8/15/2031 50,000 41,260
2.80%, 8/15/2061 60,000 38,801
1,105,508
Electronic Equipment, Instruments & Components 0 .1%
Allegion US Holding Co., Inc. ,
5.41%, 7/1/2032 30,000 30,769
Amphenol Corp. ,
2.80%, 2/15/2030 250,000 227,628
Arrow Electronics, Inc. ,
2.95%, 2/15/2032(a) 160,000 135,236
Corporate Bonds
Principal
Amount ($) Value ($)
Electronic Equipment, Instruments & Components
Avnet, Inc. ,
6.25%, 3/15/2028 30,000 31,074
3.00%, 5/15/2031(a) 100,000 84,332
5.50%, 6/1/2032 20,000 19,787
CDW LLC ,
2.67%, 12/1/2026(a) 150,000 140,358
3.28%, 12/1/2028 150,000 137,503
3.57%, 12/1/2031 150,000 132,948
Corning, Inc. ,
4.38%, 11/15/2057(a) 380,000 331,973
Flex Ltd. ,
6.00%, 1/15/2028(a) 20,000 20,651
Jabil, Inc. ,
1.70%, 4/15/2026 140,000 129,660
4.25%, 5/15/2027(a) 30,000 29,220
3.00%, 1/15/2031(a) 270,000 234,035
Keysight Technologies, Inc. ,
3.00%, 10/30/2029 75,000 68,172
Tyco Electronics Group SA ,
4.50%, 2/13/2026 50,000 49,828
1,803,174
Energy Equipment & Services 0 .1%
Baker Hughes Holdings LLC ,
2.06%, 12/15/2026(a) 345,000 322,867
3.34%, 12/15/2027 285,000 272,350
3.14%, 11/7/2029(a) 85,000 79,070
5.13%, 9/15/2040(a) 200,000 201,996
Halliburton Co. ,
3.80%, 11/15/2025(a) 101,000 98,973
6.70%, 9/15/2038 300,000 350,670
5.00%, 11/15/2045(a) 300,000 291,149
NOV, Inc. ,
3.95%, 12/1/2042 90,000 69,230
Schlumberger Investment SA ,
4.50%, 5/15/2028 40,000 40,393
2.65%, 6/26/2030(a) 300,000 269,462
4.85%, 5/15/2033 40,000 40,595
2,036,755
Entertainment 0 .3%
NBCUniversal Media LLC ,
5.95%, 4/1/2041 100,000 107,912
Netflix, Inc. ,
4.88%, 4/15/2028(a) 300,000 304,012
5.88%, 11/15/2028(a) 400,000 421,113
Take-Two Interactive
Software, Inc. ,
3.55%, 4/14/2025 55,000 53,822
5.00%, 3/28/2026 80,000 80,362
3.70%, 4/14/2027(a) 45,000 43,623
4.95%, 3/28/2028(a) 80,000 80,593
4.00%, 4/14/2032 55,000 52,227
TWDC Enterprises 18 Corp. ,
3.15%, 9/17/2025(a) 325,000 316,230
3.00%, 2/13/2026(a) 150,000 145,050
3.00%, 7/30/2046 150,000 109,986
Walt Disney Co. (The) ,
1.75%, 1/13/2026(a) 100,000 94,638
2.00%, 9/1/2029(a) 300,000 266,184
2.65%, 1/13/2031(a) 200,000 177,949
6.55%, 3/15/2033(a) 300,000 346,417

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 53
Corporate Bonds
Principal
Amount ($) Value ($)
Entertainment
Walt Disney Co. (The),
6.20%, 12/15/2034(a) 245,000 277,048
6.65%, 11/15/2037(a) 150,000 176,177
3.50%, 5/13/2040 100,000 84,158
5.40%, 10/1/2043(a) 300,000 314,293
2.75%, 9/1/2049 300,000 205,682
4.70%, 3/23/2050(a) 200,000 194,218
3.60%, 1/13/2051(a) 100,000 80,378
3.80%, 5/13/2060(a) 130,000 105,793
Warnermedia Holdings, Inc. ,
3.64%, 3/15/2025 390,000 381,536
3.76%, 3/15/2027 450,000 431,181
4.05%, 3/15/2029(a) 130,000 123,343
4.28%, 3/15/2032(a) 230,000 210,497
5.05%, 3/15/2042(a) 580,000 511,317
5.14%, 3/15/2052(a) 750,000 643,767
6,339,506
Financial Services 0 .6%
Apollo Global Management,
Inc. ,
6.38%, 11/15/2033 25,000 26,928
Berkshire Hathaway, Inc. ,
3.13%, 3/15/2026(a) 400,000 388,949
4.50%, 2/11/2043(a) 250,000 242,831
Block Financial LLC ,
2.50%, 7/15/2028 105,000 93,576
Corebridge Financial, Inc. ,
3.50%, 4/4/2025 50,000 48,743
3.65%, 4/5/2027 50,000 48,085
3.85%, 4/5/2029(a) 50,000 47,115
3.90%, 4/5/2032(a) 50,000 45,198
6.05%, 9/15/2033(e) 50,000 52,072
5.75%, 1/15/2034(a) 25,000 25,554
4.35%, 4/5/2042(a) 50,000 42,378
4.40%, 4/5/2052 210,000 176,010
Equitable Holdings, Inc. ,
7.00%, 4/1/2028 133,000 141,773
4.35%, 4/20/2028(a) 650,000 627,581
5.59%, 1/11/2033(a) 150,000 154,020
Fidelity National Information
Services, Inc. ,
1.15%, 3/1/2026(a) 95,000 87,776
4.70%, 7/15/2027(a) 70,000 69,995
1.65%, 3/1/2028(a) 110,000 98,073
2.25%, 3/1/2031(a) 270,000 228,094
3.10%, 3/1/2041(a) 75,000 55,598
5.63%, 7/15/2052(a) 50,000 50,748
Fiserv, Inc. ,
3.20%, 7/1/2026 300,000 288,778
2.25%, 6/1/2027(a) 400,000 369,883
5.45%, 3/2/2028 60,000 61,791
5.38%, 8/21/2028(a) 50,000 51,437
3.50%, 7/1/2029 300,000 282,248
2.65%, 6/1/2030(a) 215,000 189,015
5.60%, 3/2/2033 40,000 41,755
5.63%, 8/21/2033 50,000 52,379
4.40%, 7/1/2049(a) 200,000 176,282
Global Payments, Inc. ,
2.65%, 2/15/2025 250,000 242,248
1.20%, 3/1/2026(a) 300,000 275,611
2.15%, 1/15/2027(a) 90,000 82,854
Corporate Bonds
Principal
Amount ($) Value ($)
Financial Services
Global Payments, Inc.,
4.45%, 6/1/2028 300,000 292,023
3.20%, 8/15/2029 150,000 135,943
5.30%, 8/15/2029 45,000 45,294
2.90%, 11/15/2031 155,000 132,585
5.95%, 8/15/2052 30,000 30,569
Jackson Financial, Inc. ,
3.13%, 11/23/2031(a) 200,000 168,333
Mastercard, Inc. ,
2.00%, 3/3/2025 300,000 290,637
3.30%, 3/26/2027(a) 60,000 58,183
4.88%, 3/9/2028(a) 40,000 41,229
2.95%, 6/1/2029 200,000 188,251
3.35%, 3/26/2030(a) 370,000 352,863
2.00%, 11/18/2031 300,000 253,028
4.85%, 3/9/2033 50,000 51,633
3.80%, 11/21/2046 250,000 218,243
National Rural Utilities
Cooperative Finance Corp. ,
1.88%, 2/7/2025(a) 50,000 48,266
3.45%, 6/15/2025 20,000 19,583
5.45%, 10/30/2025 100,000 101,001
5.60%, 11/13/2026 25,000 25,654
4.80%, 3/15/2028 125,000 126,425
5.05%, 9/15/2028 25,000 25,649
3.70%, 3/15/2029 100,000 94,908
2.40%, 3/15/2030(a) 185,000 160,539
8.00%, 3/1/2032 159,000 190,427
2.75%, 4/15/2032(a) 50,000 42,135
4.15%, 12/15/2032 30,000 28,466
5.80%, 1/15/2033 50,000 52,949
ORIX Corp. ,
5.00%, 9/13/2027 40,000 40,354
4.00%, 4/13/2032 50,000 46,985
5.20%, 9/13/2032(a) 40,000 41,431
PayPal Holdings, Inc. ,
1.65%, 6/1/2025(a) 95,000 90,669
2.85%, 10/1/2029(a) 170,000 155,496
2.30%, 6/1/2030(a) 100,000 87,407
4.40%, 6/1/2032 60,000 59,613
3.25%, 6/1/2050(a) 120,000 89,958
5.05%, 6/1/2052(a) 60,000 60,468
5.25%, 6/1/2062(a) 60,000 59,402
Shell International Finance
BV ,
2.88%, 5/10/2026 500,000 481,926
2.38%, 11/7/2029 150,000 134,965
4.13%, 5/11/2035(a) 150,000 142,845
6.38%, 12/15/2038 250,000 287,462
2.88%, 11/26/2041 50,000 37,873
4.55%, 8/12/2043(a) 200,000 188,908
4.38%, 5/11/2045(a) 500,000 458,101
3.75%, 9/12/2046 100,000 83,094
3.00%, 11/26/2051(a) 100,000 71,223
Visa, Inc. ,
3.15%, 12/14/2025(a) 635,000 619,550
1.10%, 2/15/2031(a) 300,000 243,122
4.30%, 12/14/2045 400,000 372,671
2.00%, 8/15/2050 300,000 185,249
Voya Financial, Inc. ,
3.65%, 6/15/2026(a) 250,000 241,752

54 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Financial Services
Western Union Co. (The) ,
6.20%, 11/17/2036 150,000 155,325
12,476,043
Food Products 0 .3%
Archer-Daniels-Midland Co. ,
2.90%, 3/1/2032(a) 20,000 17,779
4.02%, 4/16/2043 172,000 147,632
2.70%, 9/15/2051 80,000 53,962
Bunge Ltd. Finance Corp. ,
2.75%, 5/14/2031(a) 100,000 87,037
Campbell Soup Co. ,
4.15%, 3/15/2028(a) 500,000 489,587
Conagra Brands, Inc. ,
5.30%, 10/1/2026(a) 50,000 50,616
7.00%, 10/1/2028 221,000 238,114
5.30%, 11/1/2038 250,000 244,747
General Mills, Inc. ,
4.20%, 4/17/2028(a) 500,000 493,077
5.50%, 10/17/2028 55,000 57,002
2.25%, 10/14/2031(a) 100,000 84,191
4.95%, 3/29/2033(a) 30,000 30,414
3.00%, 2/1/2051(a) 100,000 69,493
Hershey Co. (The) ,
2.45%, 11/15/2029 250,000 226,381
Hormel Foods Corp. ,
1.70%, 6/3/2028(a) 200,000 179,929
3.05%, 6/3/2051(a) 200,000 144,793
Ingredion, Inc. ,
2.90%, 6/1/2030(a) 200,000 178,584
J M Smucker Co. (The) ,
5.90%, 11/15/2028 75,000 78,856
2.13%, 3/15/2032(a) 100,000 80,730
6.20%, 11/15/2033(a) 75,000 81,801
4.25%, 3/15/2035(a) 300,000 278,809
6.50%, 11/15/2043 40,000 44,560
6.50%, 11/15/2053(a) 25,000 28,831
JBS USA LUX SA ,
5.13%, 2/1/2028(a) 100,000 99,445
3.00%, 5/15/2032(a) 200,000 162,832
5.75%, 4/1/2033 100,000 99,059
6.75%, 3/15/2034(e) 150,000 158,045
4.38%, 2/2/2052 100,000 74,444
6.50%, 12/1/2052(a) 100,000 100,550
7.25%, 11/15/2053(a)(e) 100,000 108,664
Kellanova ,
3.25%, 4/1/2026(a) 125,000 121,146
5.25%, 3/1/2033(a) 30,000 30,757
4.50%, 4/1/2046 250,000 223,467
Kraft Heinz Foods Co. ,
3.00%, 6/1/2026(a) 400,000 384,271
5.00%, 6/4/2042(a) 400,000 385,300
4.38%, 6/1/2046 400,000 349,116
5.50%, 6/1/2050(a) 200,000 206,142
McCormick & Co., Inc. ,
3.40%, 8/15/2027(a) 100,000 95,457
4.95%, 4/15/2033(a) 100,000 100,371
Mead Johnson Nutrition Co. ,
4.60%, 6/1/2044(a) 50,000 46,770
Mondelez International, Inc. ,
1.50%, 5/4/2025(a) 60,000 57,193
2.75%, 4/13/2030(a) 92,000 83,097
Corporate Bonds
Principal
Amount ($) Value ($)
Food Products
Mondelez International, Inc.,
1.50%, 2/4/2031 70,000 57,037
2.63%, 9/4/2050 40,000 26,867
Pilgrim's Pride Corp. ,
6.25%, 7/1/2033 45,000 46,302
Tyson Foods, Inc. ,
3.55%, 6/2/2027 100,000 95,327
4.55%, 6/2/2047(a) 100,000 83,811
5.10%, 9/28/2048(a) 250,000 226,715
Unilever Capital Corp. ,
2.00%, 7/28/2026 100,000 94,247
1.38%, 9/14/2030(a) 165,000 136,581
5.90%, 11/15/2032(a) 206,000 229,198
2.63%, 8/12/2051 200,000 137,203
7,406,339
Gas Utilities 0 .1%
Atmos Energy Corp. ,
3.00%, 6/15/2027 500,000 476,367
5.90%, 11/15/2033 25,000 27,123
4.30%, 10/1/2048 100,000 89,064
3.38%, 9/15/2049 160,000 121,935
5.75%, 10/15/2052 30,000 32,965
CenterPoint Energy
Resources Corp. ,
5.25%, 3/1/2028(a) 140,000 143,563
4.40%, 7/1/2032(a) 40,000 38,863
5.40%, 3/1/2033 100,000 104,349
National Fuel Gas Co. ,
5.50%, 10/1/2026 20,000 20,030
ONE Gas, Inc. ,
4.66%, 2/1/2044(a) 250,000 225,280
Piedmont Natural Gas Co.,
Inc. ,
5.40%, 6/15/2033 20,000 20,562
3.35%, 6/1/2050 150,000 103,733
Southern California Gas Co. ,
2.95%, 4/15/2027 80,000 75,876
5.20%, 6/1/2033(a) 40,000 41,131
6.35%, 11/15/2052 10,000 11,433
5.75%, 6/1/2053 40,000 42,030
Southwest Gas Corp. ,
5.80%, 12/1/2027(a) 100,000 102,848
4.05%, 3/15/2032(a) 100,000 93,699
3.18%, 8/15/2051 90,000 58,969
Washington Gas Light Co. ,
3.65%, 9/15/2049 100,000 74,977
1,904,797
Ground Transportation 0 .4%
Burlington Northern Santa Fe
LLC ,
3.65%, 9/1/2025(a) 250,000 245,505
3.25%, 6/15/2027(a) 300,000 289,154
4.55%, 9/1/2044 250,000 233,265
4.70%, 9/1/2045 250,000 239,497
3.90%, 8/1/2046 200,000 169,909
4.05%, 6/15/2048 250,000 216,254
3.55%, 2/15/2050 250,000 201,337
2.88%, 6/15/2052 25,000 17,467
4.45%, 1/15/2053(a) 300,000 282,742
5.20%, 4/15/2054 100,000 104,075

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 55
Corporate Bonds
Principal
Amount ($) Value ($)
Ground Transportation
Canadian National Railway
Co. ,
6.90%, 7/15/2028(a) 242,000 265,814
3.85%, 8/5/2032(a) 40,000 38,056
6.20%, 6/1/2036 236,000 263,871
2.45%, 5/1/2050 85,000 55,795
4.40%, 8/5/2052(a) 35,000 32,858
Canadian Pacific Railway Co. ,
2.88%, 11/15/2029(a) 160,000 144,095
2.45%, 12/2/2031(a) 35,000 32,457
5.95%, 5/15/2037 250,000 266,709
3.00%, 12/2/2041(a) 25,000 22,312
3.10%, 12/2/2051 30,000 21,669
4.20%, 11/15/2069(a) 115,000 95,265
6.13%, 9/15/2115 100,000 111,549
CSX Corp. ,
4.10%, 11/15/2032 40,000 38,895
5.20%, 11/15/2033(a) 100,000 104,277
4.10%, 3/15/2044 250,000 218,447
4.30%, 3/1/2048 250,000 222,582
4.50%, 3/15/2049 150,000 137,119
3.95%, 5/1/2050(a) 100,000 83,653
4.50%, 11/15/2052(a) 40,000 37,119
4.50%, 8/1/2054 150,000 138,097
4.65%, 3/1/2068 40,000 36,693
Norfolk Southern Corp. ,
2.55%, 11/1/2029(a) 100,000 89,822
5.05%, 8/1/2030(a) 90,000 92,143
3.00%, 3/15/2032 55,000 48,902
4.45%, 3/1/2033(a) 200,000 197,396
5.55%, 3/15/2034(a) 50,000 52,807
4.45%, 6/15/2045 200,000 179,001
3.40%, 11/1/2049 170,000 128,612
2.90%, 8/25/2051 100,000 68,108
3.70%, 3/15/2053 40,000 31,706
4.55%, 6/1/2053(a) 45,000 41,089
5.35%, 8/1/2054(a) 70,000 72,747
3.16%, 5/15/2055 250,000 175,479
5.95%, 3/15/2064 75,000 83,681
Ryder System, Inc. ,
1.75%, 9/1/2026 165,000 152,024
2.90%, 12/1/2026(a) 270,000 254,609
2.85%, 3/1/2027 25,000 23,502
4.30%, 6/15/2027 25,000 24,428
5.65%, 3/1/2028 40,000 41,198
5.25%, 6/1/2028 40,000 40,520
6.30%, 12/1/2028 25,000 26,507
6.60%, 12/1/2033 25,000 27,717
Union Pacific Corp. ,
3.25%, 8/15/2025 500,000 488,681
4.75%, 2/21/2026 200,000 201,239
2.15%, 2/5/2027(a) 55,000 51,324
3.95%, 9/10/2028(a) 500,000 495,742
2.38%, 5/20/2031 200,000 173,857
4.50%, 1/20/2033 100,000 100,569
3.60%, 9/15/2037(a) 100,000 89,482
3.20%, 5/20/2041 100,000 79,959
4.05%, 11/15/2045 220,000 186,897
4.05%, 3/1/2046 40,000 34,177
2.95%, 3/10/2052 335,000 237,589
4.95%, 5/15/2053(a) 100,000 102,090
3.95%, 8/15/2059 300,000 244,874
Corporate Bonds
Principal
Amount ($) Value ($)
Ground Transportation
Union Pacific Corp.,
3.84%, 3/20/2060 400,000 326,298
9,031,313
Health Care Equipment & Supplies 0 .3%
Abbott Laboratories ,
3.88%, 9/15/2025 90,000 89,073
3.75%, 11/30/2026(a) 298,000 293,602
1.15%, 1/30/2028(a) 90,000 80,229
1.40%, 6/30/2030(a) 95,000 80,382
4.75%, 11/30/2036 150,000 153,641
5.30%, 5/27/2040(a) 200,000 214,145
4.90%, 11/30/2046 250,000 255,446
Baxter International, Inc. ,
2.60%, 8/15/2026(a) 460,000 433,626
1.92%, 2/1/2027(a) 280,000 256,539
2.27%, 12/1/2028(a) 190,000 170,072
2.54%, 2/1/2032 300,000 251,524
3.13%, 12/1/2051 30,000 20,629
Becton Dickinson & Co. ,
3.70%, 6/6/2027 326,000 315,909
4.69%, 2/13/2028 65,000 65,277
4.30%, 8/22/2032 40,000 38,588
4.67%, 6/6/2047(a) 200,000 186,757
3.79%, 5/20/2050(a) 91,000 74,136
Boston Scientific Corp. ,
2.65%, 6/1/2030(a) 300,000 267,868
4.70%, 3/1/2049(a) 100,000 96,098
DH Europe Finance II Sarl ,
2.60%, 11/15/2029(a) 100,000 90,509
3.25%, 11/15/2039 100,000 82,936
3.40%, 11/15/2049(a) 140,000 110,517
GE HealthCare Technologies,
Inc. ,
5.60%, 11/15/2025 150,000 151,330
5.65%, 11/15/2027(a) 200,000 207,010
5.91%, 11/22/2032(a) 300,000 320,002
6.38%, 11/22/2052(a) 100,000 116,114
Koninklijke Philips NV ,
5.00%, 3/15/2042(a) 100,000 91,335
Medtronic Global Holdings
SCA ,
4.25%, 3/30/2028 35,000 34,848
4.50%, 3/30/2033(a) 60,000 60,019
Medtronic, Inc. ,
4.38%, 3/15/2035(a) 350,000 341,564
4.63%, 3/15/2045(a) 100,000 97,168
STERIS Irish FinCo. UnLtd
Co. ,
2.70%, 3/15/2031(a) 150,000 129,048
Stryker Corp. ,
3.38%, 11/1/2025(a) 160,000 155,735
3.50%, 3/15/2026 70,000 68,285
4.85%, 12/8/2028 25,000 25,287
4.63%, 3/15/2046 200,000 191,359
Zimmer Biomet Holdings, Inc. ,
5.35%, 12/1/2028(a) 50,000 51,513
2.60%, 11/24/2031(a) 200,000 170,877
4.45%, 8/15/2045(a) 150,000 131,836
5,970,833

56 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Health Care Providers & Services 1 .0%
Advocate Health & Hospitals
Corp. ,
4.27%, 8/15/2048 57,000 51,256
Series 2020, 3.01%,
6/15/2050(a) 66,000 46,898
Aetna, Inc. ,
6.63%, 6/15/2036 50,000 55,978
3.88%, 8/15/2047 200,000 156,368
Allina Health System ,
Series 2019, 3.89%,
4/15/2049 50,000 41,998
Ascension Health ,
Series B, 3.11%,
11/15/2039(a) 218,000 171,054
Banner Health ,
Series 2020, 3.18%,
1/1/2050 39,000 28,855
Baylor Scott & White Holdings ,
Series 2021, 2.84%,
11/15/2050 86,000 59,408
Cardinal Health, Inc. ,
3.41%, 6/15/2027 100,000 95,943
4.37%, 6/15/2047(a) 200,000 171,110
Cencora, Inc. ,
4.30%, 12/15/2047(a) 200,000 179,141
Centene Corp. ,
4.25%, 12/15/2027(a) 400,000 385,421
2.45%, 7/15/2028 400,000 356,240
3.38%, 2/15/2030 300,000 269,169
3.00%, 10/15/2030(a) 400,000 346,418
Cigna Group (The) ,
3.25%, 4/15/2025 250,000 243,938
4.13%, 11/15/2025 400,000 394,937
4.50%, 2/25/2026(a) 350,000 347,463
3.05%, 10/15/2027(a) 400,000 379,337
4.38%, 10/15/2028 300,000 297,583
2.38%, 3/15/2031 110,000 94,017
5.40%, 3/15/2033(a) 60,000 62,430
4.80%, 8/15/2038(a) 200,000 193,371
4.80%, 7/15/2046(a) 250,000 232,636
4.90%, 12/15/2048 500,000 475,369
Cleveland Clinic Foundation
(The) ,
4.86%, 1/1/2114(a) 30,000 28,169
CommonSpirit Health ,
1.55%, 10/1/2025 37,000 34,647
2.78%, 10/1/2030 77,000 66,764
3.82%, 10/1/2049 108,000 85,492
4.19%, 10/1/2049 37,000 31,178
3.91%, 10/1/2050 149,000 117,288
6.46%, 11/1/2052(a) 91,000 106,564
CVS Health Corp. ,
4.10%, 3/25/2025 61,000 60,364
5.00%, 2/20/2026 75,000 75,354
2.88%, 6/1/2026(a) 400,000 382,009
4.30%, 3/25/2028(a) 652,000 640,947
5.00%, 1/30/2029(a) 80,000 81,468
3.25%, 8/15/2029(a) 150,000 139,777
5.13%, 2/21/2030 80,000 81,241
1.75%, 8/21/2030 360,000 297,381
5.25%, 1/30/2031(a) 65,000 66,676
1.88%, 2/28/2031(a) 210,000 172,823
Corporate Bonds
Principal
Amount ($) Value ($)
Health Care Providers & Services
CVS Health Corp.,
2.13%, 9/15/2031(a) 10,000 8,279
5.25%, 2/21/2033(a) 80,000 81,774
5.30%, 6/1/2033 80,000 82,097
4.88%, 7/20/2035 200,000 196,510
4.78%, 3/25/2038 400,000 378,953
4.13%, 4/1/2040 200,000 171,736
5.13%, 7/20/2045(a) 300,000 283,825
5.05%, 3/25/2048 600,000 561,185
4.25%, 4/1/2050 85,000 70,992
5.63%, 2/21/2053(a) 80,000 81,089
5.88%, 6/1/2053(a) 80,000 84,145
6.00%, 6/1/2063(a) 80,000 84,821
Elevance Health, Inc. ,
5.35%, 10/15/2025 40,000 40,280
3.65%, 12/1/2027 300,000 290,995
2.25%, 5/15/2030(a) 200,000 173,159
4.10%, 5/15/2032 40,000 38,200
5.50%, 10/15/2032 100,000 104,568
4.75%, 2/15/2033(a) 120,000 120,041
4.63%, 5/15/2042(a) 250,000 232,010
5.10%, 1/15/2044 50,000 48,944
4.65%, 8/15/2044 100,000 92,482
4.38%, 12/1/2047 300,000 267,229
4.55%, 5/15/2052 40,000 36,494
5.13%, 2/15/2053(a) 150,000 150,193
Hackensack Meridian Health,
Inc. ,
Series 2020, 2.88%,
9/1/2050 117,000 81,033
HCA, Inc. ,
5.25%, 6/15/2026(a) 350,000 351,706
5.38%, 9/1/2026(a) 220,000 221,010
3.13%, 3/15/2027(a) 30,000 28,438
5.20%, 6/1/2028 40,000 40,411
4.13%, 6/15/2029(a) 250,000 239,030
3.50%, 9/1/2030(a) 500,000 453,263
2.38%, 7/15/2031(a) 50,000 41,198
3.63%, 3/15/2032 375,000 335,316
5.50%, 6/1/2033(a) 80,000 81,256
5.50%, 6/15/2047(a) 160,000 154,035
5.25%, 6/15/2049(a) 80,000 74,365
4.63%, 3/15/2052(a) 330,000 280,635
5.90%, 6/1/2053(a) 75,000 76,879
Humana, Inc. ,
1.35%, 2/3/2027(a) 280,000 252,523
5.75%, 3/1/2028(a) 60,000 62,348
5.75%, 12/1/2028 25,000 26,132
3.70%, 3/23/2029(a) 100,000 96,061
2.15%, 2/3/2032(a) 215,000 176,793
5.88%, 3/1/2033 100,000 106,529
5.95%, 3/15/2034 25,000 26,757
3.95%, 8/15/2049(a) 150,000 123,154
Johns Hopkins Health System
Corp. (The) ,
3.84%, 5/15/2046(a) 20,000 16,952
Kaiser Foundation Hospitals ,
Series 2021, 2.81%,
6/1/2041(a) 86,000 64,422
4.88%, 4/1/2042(a) 250,000 241,027
Series 2019, 3.27%,
11/1/2049(a) 122,000 91,724

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 57
Corporate Bonds
Principal
Amount ($) Value ($)
Health Care Providers & Services
Laboratory Corp. of America
Holdings ,
1.55%, 6/1/2026 35,000 32,340
2.95%, 12/1/2029(a) 250,000 224,815
4.70%, 2/1/2045(a) 75,000 69,115
Mass General Brigham, Inc. ,
Series 2017, 3.77%,
7/1/2048 43,000 35,793
Series 2020, 3.19%,
7/1/2049 100,000 73,260
Mayo Clinic ,
Series 2021, 3.20%,
11/15/2061(a) 79,000 54,211
McKesson Corp. ,
1.30%, 8/15/2026 100,000 91,684
3.95%, 2/16/2028 250,000 244,797
Memorial Sloan-Kettering
Cancer Center ,
Series 2020, 2.96%,
1/1/2050 57,000 40,376
4.13%, 7/1/2052(a) 50,000 43,435
Mount Sinai Hospital ,
Series 2017, 3.98%,
7/1/2048 33,000 26,888
New York and Presbyterian
Hospital (The) ,
2.61%, 8/1/2060 250,000 148,752
Northwell Healthcare, Inc. ,
3.98%, 11/1/2046(a) 150,000 121,201
4.26%, 11/1/2047(a) 35,000 29,637
Novant Health, Inc. ,
3.17%, 11/1/2051 130,000 90,940
PeaceHealth Obligated Group ,
Series 2018, 4.79%,
11/15/2048 100,000 87,310
Providence St Joseph Health
Obligated Group ,
Series A, 3.93%, 10/1/2048 38,000 29,560
Series 21A, 2.70%,
10/1/2051 151,000 91,460
Quest Diagnostics, Inc. ,
3.50%, 3/30/2025(a) 370,000 361,862
4.20%, 6/30/2029(a) 100,000 98,141
2.95%, 6/30/2030 75,000 67,141
Stanford Health Care ,
Series 2018, 3.80%,
11/15/2048(a) 30,000 24,769
Sutter Health ,
Series 2018, 3.70%,
8/15/2028 40,000 38,318
Series 2018, 4.09%,
8/15/2048 50,000 43,178
Series 20A, 3.36%,
8/15/2050 134,000 99,137
Trinity Health Corp. ,
Series 2019, 3.43%,
12/1/2048 62,000 48,628
UnitedHealth Group, Inc. ,
5.15%, 10/15/2025(a) 30,000 30,327
1.15%, 5/15/2026(a) 120,000 111,087
3.38%, 4/15/2027(a) 200,000 193,662
Corporate Bonds
Principal
Amount ($) Value ($)
Health Care Providers & Services
UnitedHealth Group, Inc.,
3.70%, 5/15/2027(a) 55,000 53,860
2.95%, 10/15/2027(a) 200,000 189,873
5.25%, 2/15/2028 45,000 46,533
4.25%, 1/15/2029(a) 120,000 119,804
4.00%, 5/15/2029(a) 100,000 98,530
5.30%, 2/15/2030(a) 300,000 313,930
2.30%, 5/15/2031(a) 75,000 64,989
4.20%, 5/15/2032(a) 140,000 136,994
5.35%, 2/15/2033 60,000 63,474
4.50%, 4/15/2033 120,000 119,238
4.63%, 7/15/2035(a) 105,000 105,518
5.80%, 3/15/2036(a) 500,000 546,272
3.50%, 8/15/2039 300,000 254,927
3.05%, 5/15/2041 180,000 140,650
3.95%, 10/15/2042 250,000 218,744
4.75%, 7/15/2045 250,000 242,717
4.25%, 6/15/2048 300,000 268,022
3.70%, 8/15/2049(a) 500,000 406,767
3.25%, 5/15/2051 60,000 45,439
4.75%, 5/15/2052 200,000 192,271
5.88%, 2/15/2053(a) 145,000 164,225
5.05%, 4/15/2053(a) 120,000 121,221
3.88%, 8/15/2059(a) 100,000 81,409
3.13%, 5/15/2060 100,000 71,054
4.95%, 5/15/2062 100,000 98,637
6.05%, 2/15/2063 190,000 219,096
5.20%, 4/15/2063(a) 80,000 81,645
Universal Health Services,
Inc. ,
1.65%, 9/1/2026(a) 100,000 90,984
2.65%, 1/15/2032 100,000 82,152
Willis-Knighton Medical
Center ,
Series 2018, 4.81%,
9/1/2048 41,000 36,113
22,354,390
Health Care REITs 0 .1%
Healthcare Realty Holdings
LP ,
3.10%, 2/15/2030(a) 250,000 218,550
Healthpeak OP LLC ,
1.35%, 2/1/2027 60,000 53,831
3.50%, 7/15/2029 125,000 116,604
3.00%, 1/15/2030(a) 180,000 160,066
5.25%, 12/15/2032 85,000 85,926
Omega Healthcare Investors,
Inc. ,
4.50%, 4/1/2027 550,000 527,638
3.63%, 10/1/2029 100,000 88,157
Physicians Realty LP ,
2.63%, 11/1/2031(a) 50,000 41,136
Sabra Health Care LP ,
3.90%, 10/15/2029(a) 50,000 44,965
3.20%, 12/1/2031(a) 100,000 81,799
Ventas Realty LP ,
4.00%, 3/1/2028(a) 250,000 238,855
3.00%, 1/15/2030 100,000 88,273
2.50%, 9/1/2031(a) 100,000 82,390
Welltower OP LLC ,
4.25%, 4/1/2026 50,000 49,227

58 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Health Care REITs
Welltower OP LLC,
2.05%, 1/15/2029 70,000 61,548
3.10%, 1/15/2030 100,000 90,183
2.75%, 1/15/2031(a) 300,000 261,281
2.75%, 1/15/2032(a) 200,000 170,201
2,460,630
Hotel & Resort REITs 0 .0%
†
Host Hotels & Resorts LP ,
Series H, 3.38%,
12/15/2029(a) 100,000 89,736
Series J, 2.90%, 12/15/2031 80,000 67,119
156,855
Hotels, Restaurants & Leisure 0 .2%
Booking Holdings, Inc. ,
4.63%, 4/13/2030(a) 200,000 201,496
Darden Restaurants, Inc. ,
6.30%, 10/10/2033 50,000 53,752
Expedia Group, Inc. ,
3.80%, 2/15/2028(a) 200,000 192,808
3.25%, 2/15/2030(a) 165,000 151,257
Hyatt Hotels Corp. ,
4.85%, 3/15/2026 100,000 99,202
Marriott International, Inc. ,
Series EE, 5.75%, 5/1/2025 166,000 166,968
5.00%, 10/15/2027(a) 55,000 55,649
5.55%, 10/15/2028(a) 50,000 51,563
Series HH, 2.85%,
4/15/2031 200,000 173,095
Series GG, 3.50%,
10/15/2032(a) 200,000 178,311
McDonald's Corp. ,
3.70%, 1/30/2026(a) 300,000 294,928
3.80%, 4/1/2028(a) 200,000 195,019
4.80%, 8/14/2028 50,000 50,863
4.95%, 8/14/2033 75,000 77,087
4.70%, 12/9/2035 400,000 395,012
4.88%, 7/15/2040 250,000 243,807
4.88%, 12/9/2045 250,000 245,503
3.63%, 9/1/2049 200,000 160,293
4.20%, 4/1/2050 50,000 44,221
5.45%, 8/14/2053(a) 75,000 79,792
Starbucks Corp. ,
4.75%, 2/15/2026(a) 50,000 50,192
3.50%, 3/1/2028(a) 250,000 240,397
2.55%, 11/15/2030(a) 200,000 176,885
3.00%, 2/14/2032 140,000 125,602
4.80%, 2/15/2033 100,000 102,113
4.45%, 8/15/2049 250,000 226,938
3.50%, 11/15/2050(a) 200,000 155,245
4,187,998
Household Durables 0 .1%
DR Horton, Inc. ,
1.30%, 10/15/2026(a) 220,000 200,568
Leggett & Platt, Inc. ,
3.50%, 11/15/2051(a) 50,000 35,870
MDC Holdings, Inc. ,
6.00%, 1/15/2043 100,000 92,960
Mohawk Industries, Inc. ,
5.85%, 9/18/2028(a) 50,000 51,832
Corporate Bonds
Principal
Amount ($) Value ($)
Household Durables
PulteGroup, Inc. ,
6.38%, 5/15/2033(a) 50,000 54,629
Whirlpool Corp. ,
3.70%, 5/1/2025 500,000 488,929
2.40%, 5/15/2031(a) 175,000 145,686
4.70%, 5/14/2032 20,000 19,407
5.50%, 3/1/2033 50,000 50,903
1,140,784
Household Products 0 .1%
Church & Dwight Co., Inc. ,
2.30%, 12/15/2031 100,000 84,973
5.60%, 11/15/2032 40,000 42,862
5.00%, 6/15/2052 40,000 40,094
Clorox Co. (The) ,
4.60%, 5/1/2032(a) 100,000 99,679
Colgate-Palmolive Co. ,
4.80%, 3/2/2026 16,000 16,202
4.60%, 3/1/2028 16,000 16,397
3.25%, 8/15/2032 35,000 32,472
4.60%, 3/1/2033 16,000 16,426
Kimberly-Clark Corp. ,
4.50%, 2/16/2033 100,000 100,523
6.63%, 8/1/2037(a) 130,000 154,475
3.20%, 7/30/2046(a) 165,000 126,335
2.88%, 2/7/2050 100,000 71,769
Procter & Gamble Co. (The) ,
0.55%, 10/29/2025(a) 240,000 224,270
4.10%, 1/26/2026(a) 150,000 149,547
1.00%, 4/23/2026(a) 170,000 157,841
2.85%, 8/11/2027 250,000 239,174
1.20%, 10/29/2030(a) 100,000 82,836
1.95%, 4/23/2031 300,000 259,587
3.60%, 3/25/2050 300,000 263,369
2,178,831
Independent Power and Renewable Electricity Producers
0 .0%
†
AES Corp. (The) ,
5.45%, 6/1/2028(a) 60,000 60,990
2.45%, 1/15/2031(a) 70,000 58,803
Constellation Energy
Generation LLC ,
5.60%, 3/1/2028 40,000 41,197
5.80%, 3/1/2033 40,000 42,043
6.13%, 1/15/2034 25,000 26,752
6.25%, 10/1/2039 180,000 192,446
Oglethorpe Power Corp. ,
4.50%, 4/1/2047 40,000 33,885
5.25%, 9/1/2050(a) 200,000 188,673
6.20%, 12/1/2053(a)(e) 50,000 53,626
Southern Power Co. ,
0.90%, 1/15/2026(a) 200,000 184,259
882,674
Industrial Conglomerates 0 .1%
3M Co. ,
2.00%, 2/14/2025 200,000 192,323
3.00%, 8/7/2025 400,000 387,682
3.05%, 4/15/2030 100,000 90,132
5.70%, 3/15/2037 415,000 448,715
3.25%, 8/26/2049 90,000 65,259

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 59
Corporate Bonds
Principal
Amount ($) Value ($)
Industrial Conglomerates
GE Capital International
Funding Co. Unlimited Co. ,
4.42%, 11/15/2035(a) 200,000 193,957
General Electric Co. ,
Series A, 6.75%, 3/15/2032 300,000 341,236
Honeywell International, Inc. ,
1.35%, 6/1/2025 40,000 38,186
2.50%, 11/1/2026(a) 500,000 476,285
1.10%, 3/1/2027(a) 100,000 90,713
4.95%, 2/15/2028 60,000 61,748
4.25%, 1/15/2029 20,000 20,042
2.70%, 8/15/2029 500,000 462,179
1.75%, 9/1/2031(a) 100,000 83,436
5.00%, 2/15/2033 60,000 62,766
4.50%, 1/15/2034 20,000 20,101
2.80%, 6/1/2050 90,000 68,395
Pentair Finance Sarl ,
5.90%, 7/15/2032 30,000 31,146
3,134,301
Industrial REITs 0 .0%
†
Prologis LP ,
4.88%, 6/15/2028(a) 45,000 45,573
2.88%, 11/15/2029 125,000 113,473
2.25%, 4/15/2030(a) 160,000 139,868
1.75%, 7/1/2030 65,000 54,216
1.25%, 10/15/2030 65,000 52,515
2.25%, 1/15/2032(a) 200,000 166,776
4.63%, 1/15/2033 50,000 50,222
4.75%, 6/15/2033 35,000 35,473
5.13%, 1/15/2034 50,000 51,603
3.00%, 4/15/2050 65,000 46,569
2.13%, 10/15/2050 155,000 91,460
5.25%, 6/15/2053 30,000 31,314
Rexford Industrial Realty LP ,
5.00%, 6/15/2028(a) 20,000 19,980
2.15%, 9/1/2031 90,000 72,036
971,078
Insurance 0 .6%
Aflac, Inc. ,
3.60%, 4/1/2030 500,000 472,096
Alleghany Corp. ,
3.63%, 5/15/2030 50,000 47,242
3.25%, 8/15/2051(a) 50,000 37,816
Allstate Corp. (The) ,
5.25%, 3/30/2033(a) 20,000 20,420
(ICE LIBOR USD 3
Month + 2.12%), 6.50%,
5/15/2057(a)(c) 195,000 193,776
American International Group,
Inc. ,
5.13%, 3/27/2033(a) 60,000 60,887
4.80%, 7/10/2045 150,000 141,088
4.38%, 6/30/2050(a) 200,000 178,531
Aon Corp. ,
2.80%, 5/15/2030(a) 200,000 177,330
2.05%, 8/23/2031 50,000 40,844
2.60%, 12/2/2031 25,000 21,198
5.00%, 9/12/2032 30,000 29,957
5.35%, 2/28/2033(a) 25,000 25,639
2.90%, 8/23/2051 50,000 32,597
Corporate Bonds
Principal
Amount ($) Value ($)
Insurance
Aon Corp.,
3.90%, 2/28/2052 30,000 23,837
Aon Global Ltd. ,
4.60%, 6/14/2044 250,000 224,261
Arch Capital Finance LLC ,
5.03%, 12/15/2046 250,000 231,579
Arthur J Gallagher & Co. ,
2.40%, 11/9/2031(a) 200,000 164,617
3.05%, 3/9/2052 100,000 66,692
5.75%, 3/2/2053 12,000 12,212
Athene Holding Ltd. ,
6.15%, 4/3/2030 450,000 464,178
6.65%, 2/1/2033 50,000 53,065
5.88%, 1/15/2034 25,000 25,229
Berkshire Hathaway Finance
Corp. ,
2.30%, 3/15/2027(a) 100,000 94,580
4.20%, 8/15/2048 400,000 368,088
4.25%, 1/15/2049 300,000 279,549
2.85%, 10/15/2050 45,000 31,511
3.85%, 3/15/2052(a) 100,000 83,556
Brighthouse Financial, Inc. ,
4.70%, 6/22/2047 150,000 119,220
Brown & Brown, Inc. ,
4.20%, 3/17/2032 30,000 27,361
4.95%, 3/17/2052(a) 25,000 22,158
Chubb Corp. (The) ,
6.00%, 5/11/2037 165,000 182,419
Chubb INA Holdings, Inc. ,
3.35%, 5/3/2026 90,000 87,557
4.35%, 11/3/2045 250,000 234,746
2.85%, 12/15/2051(a) 50,000 36,268
3.05%, 12/15/2061(a) 35,000 25,045
Enstar Group Ltd. ,
3.10%, 9/1/2031 80,000 65,239
Everest Reinsurance
Holdings, Inc. ,
3.50%, 10/15/2050 125,000 91,826
3.13%, 10/15/2052 50,000 34,224
F&G Annuities & Life, Inc. ,
7.40%, 1/13/2028(a) 50,000 51,559
Fairfax Financial Holdings
Ltd. ,
4.63%, 4/29/2030 200,000 192,131
Fidelity National Financial,
Inc. ,
3.20%, 9/17/2051 35,000 22,167
First American Financial
Corp. ,
2.40%, 8/15/2031 75,000 59,296
Globe Life, Inc. ,
2.15%, 8/15/2030 250,000 208,912
Hanover Insurance Group,
Inc. (The) ,
2.50%, 9/1/2030(a) 100,000 81,929
Hartford Financial Services
Group, Inc. (The) ,
6.10%, 10/1/2041 309,000 329,598
Kemper Corp. ,
3.80%, 2/23/2032 30,000 25,189
Lincoln National Corp. ,
3.05%, 1/15/2030(a) 500,000 441,690

60 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Insurance
Loews Corp. ,
4.13%, 5/15/2043(a) 200,000 176,975
Manulife Financial Corp. ,
(USD ICE Swap Rate 5
Year + 1.65%), 4.06%,
2/24/2032(c) 500,000 470,663
3.70%, 3/16/2032(a) 20,000 18,755
Markel Group, Inc. ,
3.35%, 9/17/2029 475,000 435,373
3.45%, 5/7/2052(a) 100,000 71,126
Marsh & McLennan Cos., Inc. ,
4.38%, 3/15/2029(a) 300,000 298,509
5.75%, 11/1/2032 25,000 26,879
5.40%, 9/15/2033(a) 50,000 52,635
4.20%, 3/1/2048 500,000 433,322
6.25%, 11/1/2052(a) 25,000 28,689
5.70%, 9/15/2053(a) 100,000 108,670
MetLife, Inc. ,
3.60%, 11/13/2025(a) 500,000 490,906
5.38%, 7/15/2033(a) 50,000 52,124
5.70%, 6/15/2035(a) 159,000 170,904
6.40%, 12/15/2036(a) 300,000 309,381
4.88%, 11/13/2043(a) 250,000 243,673
5.00%, 7/15/2052 60,000 59,538
5.25%, 1/15/2054 100,000 102,674
Nationwide Financial Services,
Inc. ,
6.75%, 5/15/2037(g) 40,000 39,234
Old Republic International
Corp. ,
3.88%, 8/26/2026(a) 200,000 192,185
Principal Financial Group, Inc. ,
3.40%, 5/15/2025 500,000 488,581
5.38%, 3/15/2033 40,000 40,900
4.30%, 11/15/2046 50,000 42,275
5.50%, 3/15/2053(a) 45,000 45,374
Progressive Corp. (The) ,
2.50%, 3/15/2027 40,000 37,530
3.00%, 3/15/2032 30,000 26,762
6.25%, 12/1/2032 162,000 179,631
4.95%, 6/15/2033 20,000 20,519
3.70%, 1/26/2045(a) 250,000 200,861
Prudential Financial, Inc. ,
3.88%, 3/27/2028(a) 200,000 194,919
4.60%, 5/15/2044(a) 250,000 232,610
3.91%, 12/7/2047 186,000 151,960
3.94%, 12/7/2049(a) 505,000 415,427
3.70%, 3/13/2051 300,000 236,952
Reinsurance Group of
America, Inc. ,
6.00%, 9/15/2033 20,000 20,970
RenaissanceRe Holdings Ltd. ,
5.75%, 6/5/2033 60,000 60,454
Travelers Cos., Inc. (The) ,
5.35%, 11/1/2040 250,000 260,437
4.10%, 3/4/2049(a) 200,000 173,557
5.45%, 5/25/2053 20,000 21,566
Travelers Property Casualty
Corp. ,
6.38%, 3/15/2033(a) 192,000 218,919
Unum Group ,
4.00%, 6/15/2029 250,000 237,255
Corporate Bonds
Principal
Amount ($) Value ($)
Insurance
Unum Group,
4.13%, 6/15/2051 50,000 37,323
W R Berkley Corp. ,
4.00%, 5/12/2050 100,000 79,558
Willis North America, Inc. ,
4.65%, 6/15/2027(a) 50,000 49,449
4.50%, 9/15/2028 400,000 389,357
2.95%, 9/15/2029 65,000 58,135
5.35%, 5/15/2033(a) 20,000 20,198
13,664,603
Interactive Media & Services 0 .1%
Alphabet, Inc. ,
0.45%, 8/15/2025(a) 45,000 42,242
2.00%, 8/15/2026 500,000 472,187
0.80%, 8/15/2027 90,000 80,439
1.10%, 8/15/2030 165,000 136,670
1.90%, 8/15/2040 100,000 69,312
2.05%, 8/15/2050 200,000 124,921
2.25%, 8/15/2060 200,000 123,733
Baidu, Inc. ,
4.38%, 3/29/2028 200,000 196,457
Meta Platforms, Inc. ,
3.50%, 8/15/2027(a) 230,000 223,970
4.60%, 5/15/2028(a) 60,000 60,875
4.80%, 5/15/2030(a) 60,000 61,431
3.85%, 8/15/2032(a) 195,000 185,472
4.95%, 5/15/2033(a) 60,000 61,927
4.45%, 8/15/2052 265,000 243,482
5.60%, 5/15/2053(a) 310,000 335,989
4.65%, 8/15/2062(a) 180,000 167,579
5.75%, 5/15/2063(a) 60,000 65,667
2,652,353
IT Services 0 .1%
CGI, Inc. ,
1.45%, 9/14/2026(a) 50,000 45,332
2.30%, 9/14/2031 50,000 40,879
DXC Technology Co. ,
1.80%, 9/15/2026(a) 100,000 91,298
2.38%, 9/15/2028 100,000 87,491
International Business
Machines Corp. ,
4.50%, 2/6/2026(a) 300,000 299,247
3.30%, 5/15/2026(a) 400,000 388,410
1.70%, 5/15/2027(a) 300,000 273,971
3.50%, 5/15/2029(a) 400,000 381,377
1.95%, 5/15/2030(a) 100,000 85,873
5.88%, 11/29/2032 53,000 57,919
4.15%, 5/15/2039 300,000 272,313
4.00%, 6/20/2042 150,000 130,539
4.25%, 5/15/2049(a) 300,000 262,531
5.10%, 2/6/2053(a) 200,000 200,598
Kyndryl Holdings, Inc. ,
3.15%, 10/15/2031(a) 150,000 125,336
2,743,114
Leisure Products 0 .0%
†
Brunswick Corp. ,
2.40%, 8/18/2031 65,000 52,531
4.40%, 9/15/2032 100,000 91,177
5.10%, 4/1/2052 30,000 23,443

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 61
Corporate Bonds
Principal
Amount ($) Value ($)
Leisure Products
Hasbro, Inc. ,
3.55%, 11/19/2026 100,000 94,822
3.90%, 11/19/2029(a) 100,000 92,997
5.10%, 5/15/2044 100,000 89,432
444,402
Life Sciences Tools & Services 0 .1%
Agilent Technologies, Inc. ,
2.75%, 9/15/2029(a) 165,000 150,820
Bio-Rad Laboratories, Inc. ,
3.70%, 3/15/2032 50,000 45,148
Danaher Corp. ,
3.35%, 9/15/2025 250,000 244,350
2.80%, 12/10/2051 140,000 96,954
Illumina, Inc. ,
5.80%, 12/12/2025(a) 100,000 100,342
5.75%, 12/13/2027 100,000 102,655
Revvity, Inc. ,
1.90%, 9/15/2028 60,000 51,927
3.30%, 9/15/2029 100,000 90,801
2.25%, 9/15/2031(a) 35,000 28,698
Thermo Fisher Scientific, Inc. ,
4.95%, 8/10/2026(a) 100,000 101,347
5.00%, 12/5/2026 50,000 50,751
4.80%, 11/21/2027(a) 65,000 66,216
1.75%, 10/15/2028(a) 115,000 102,584
5.00%, 1/31/2029 75,000 76,984
2.60%, 10/1/2029 325,000 295,997
4.98%, 8/10/2030 65,000 66,590
2.00%, 10/15/2031(a) 55,000 46,341
4.95%, 11/21/2032 70,000 72,236
5.09%, 8/10/2033 80,000 83,383
5.20%, 1/31/2034 50,000 52,345
2.80%, 10/15/2041(a) 30,000 22,770
5.40%, 8/10/2043(a) 90,000 95,190
5.30%, 2/1/2044(a) 100,000 103,960
2,148,389
Machinery 0 .2%
Caterpillar, Inc. ,
2.60%, 9/19/2029 70,000 64,428
6.05%, 8/15/2036 177,000 199,397
3.80%, 8/15/2042 300,000 263,173
3.25%, 9/19/2049 330,000 260,614
CNH Industrial Capital LLC ,
3.95%, 5/23/2025(a) 30,000 29,469
5.45%, 10/14/2025(a) 100,000 100,435
1.45%, 7/15/2026 150,000 137,580
4.55%, 4/10/2028(a) 40,000 39,459
5.50%, 1/12/2029(a) 100,000 103,059
Cummins, Inc. ,
2.60%, 9/1/2050 50,000 33,164
Deere & Co. ,
3.90%, 6/9/2042(a) 250,000 224,580
Dover Corp. ,
2.95%, 11/4/2029 45,000 40,709
5.38%, 3/1/2041 100,000 100,428
Flowserve Corp. ,
2.80%, 1/15/2032(a) 100,000 82,602
Illinois Tool Works, Inc. ,
4.88%, 9/15/2041(a) 200,000 200,507
Corporate Bonds
Principal
Amount ($) Value ($)
Machinery
Nordson Corp. ,
5.80%, 9/15/2033(a) 25,000 26,536
nVent Finance Sarl ,
5.65%, 5/15/2033(a) 40,000 40,636
Otis Worldwide Corp. ,
5.25%, 8/16/2028 30,000 30,833
3.11%, 2/15/2040(a) 300,000 239,894
Parker-Hannifin Corp. ,
4.25%, 9/15/2027(a) 65,000 64,431
4.50%, 9/15/2029(a) 95,000 95,254
4.20%, 11/21/2034(a) 300,000 287,691
Stanley Black & Decker, Inc. ,
6.00%, 3/6/2028(a) 100,000 105,028
4.25%, 11/15/2028(a) 250,000 244,787
2.30%, 3/15/2030(a) 500,000 425,222
3.00%, 5/15/2032 40,000 34,484
Westinghouse Air Brake
Technologies Corp. ,
4.70%, 9/15/2028(a)(f) 250,000 247,213
3,721,613
Media 0 .6%
Charter Communications
Operating LLC ,
4.91%, 7/23/2025 410,000 406,102
6.15%, 11/10/2026(a) 95,000 97,121
4.20%, 3/15/2028(a) 200,000 192,106
2.25%, 1/15/2029(a) 100,000 86,767
5.05%, 3/30/2029(a) 150,000 148,410
4.40%, 4/1/2033 75,000 69,216
6.65%, 2/1/2034(a) 125,000 131,810
6.38%, 10/23/2035 300,000 304,528
3.50%, 3/1/2042(a) 100,000 69,559
5.38%, 5/1/2047(a) 400,000 339,929
5.75%, 4/1/2048 350,000 310,618
4.80%, 3/1/2050 500,000 387,036
3.90%, 6/1/2052 200,000 134,476
5.25%, 4/1/2053(a) 180,000 150,758
6.83%, 10/23/2055(a) 150,000 149,747
3.85%, 4/1/2061 310,000 193,227
Comcast Corp. ,
3.95%, 10/15/2025 500,000 493,148
5.35%, 11/15/2027(a) 55,000 56,850
3.15%, 2/15/2028(a) 500,000 476,583
4.55%, 1/15/2029 80,000 80,342
2.65%, 2/1/2030 300,000 270,068
3.40%, 4/1/2030 165,000 154,441
1.95%, 1/15/2031(a) 700,000 590,819
5.50%, 11/15/2032 60,000 63,905
4.25%, 1/15/2033(a) 250,000 242,899
4.65%, 2/15/2033 160,000 160,964
7.05%, 3/15/2033 95,000 110,775
4.80%, 5/15/2033(a) 80,000 80,989
4.40%, 8/15/2035(a) 200,000 192,859
6.50%, 11/15/2035 100,000 113,705
3.90%, 3/1/2038 250,000 223,488
3.40%, 7/15/2046(a) 250,000 193,651
3.97%, 11/1/2047(a) 443,000 371,750
4.70%, 10/15/2048(a) 400,000 382,348
4.00%, 11/1/2049 450,000 375,527
2.89%, 11/1/2051 500,000 338,226
2.45%, 8/15/2052 300,000 186,450

62 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Media
Comcast Corp.,
5.35%, 5/15/2053 80,000 82,718
2.94%, 11/1/2056 527,000 346,618
2.65%, 8/15/2062 300,000 184,302
5.50%, 5/15/2064(a) 280,000 294,520
Discovery Communications
LLC ,
3.45%, 3/15/2025 270,000 263,115
4.90%, 3/11/2026(a) 115,000 114,669
3.63%, 5/15/2030(a) 200,000 181,279
5.00%, 9/20/2037(a) 125,000 111,481
4.00%, 9/15/2055(a) 330,000 234,808
Fox Corp. ,
6.50%, 10/13/2033 100,000 108,245
5.58%, 1/25/2049(a) 300,000 289,317
Grupo Televisa SAB ,
6.63%, 1/15/2040(a) 250,000 261,430
Interpublic Group of Cos., Inc.
(The) ,
2.40%, 3/1/2031(a) 160,000 135,184
5.38%, 6/15/2033 24,000 24,375
3.38%, 3/1/2041(a) 70,000 53,378
Omnicom Group, Inc. ,
3.60%, 4/15/2026(a) 200,000 194,909
Paramount Global ,
5.50%, 5/15/2033(a) 118,000 111,825
4.38%, 3/15/2043(a) 459,000 339,112
4.60%, 1/15/2045 250,000 190,117
Time Warner Cable LLC ,
6.75%, 6/15/2039 700,000 694,279
12,546,878
Metals & Mining 0 .2%
ArcelorMittal SA ,
6.55%, 11/29/2027(a) 40,000 41,999
6.80%, 11/29/2032 40,000 43,256
7.00%, 10/15/2039(a)(f) 100,000 108,172
Barrick North America Finance
LLC ,
5.75%, 5/1/2043 100,000 106,974
BHP Billiton Finance USA Ltd. ,
4.88%, 2/27/2026 60,000 60,296
6.42%, 3/1/2026 80,000 82,699
5.25%, 9/8/2026(a) 100,000 102,241
4.75%, 2/28/2028 60,000 60,618
5.10%, 9/8/2028(a) 100,000 102,624
5.25%, 9/8/2030(a) 100,000 103,600
4.90%, 2/28/2033 35,000 35,790
5.25%, 9/8/2033 100,000 103,702
5.00%, 9/30/2043 400,000 403,001
Freeport-McMoRan, Inc. ,
5.40%, 11/14/2034(a) 350,000 352,300
Newmont Corp. ,
2.60%, 7/15/2032(a) 115,000 98,302
5.88%, 4/1/2035 236,000 253,822
4.88%, 3/15/2042(a) 150,000 145,617
Nucor Corp. ,
3.95%, 5/23/2025 60,000 59,034
4.30%, 5/23/2027 60,000 59,414
5.20%, 8/1/2043(a) 200,000 201,683
Rio Tinto Alcan, Inc. ,
5.75%, 6/1/2035 206,000 218,285
Corporate Bonds
Principal
Amount ($) Value ($)
Metals & Mining
Rio Tinto Finance USA Ltd. ,
2.75%, 11/2/2051 300,000 204,999
Rio Tinto Finance USA plc ,
5.00%, 3/9/2033 55,000 57,117
4.13%, 8/21/2042 250,000 225,633
5.13%, 3/9/2053 60,000 62,370
Southern Copper Corp. ,
3.88%, 4/23/2025(a) 50,000 49,122
6.75%, 4/16/2040(a) 250,000 279,933
5.88%, 4/23/2045(a) 100,000 102,064
Steel Dynamics, Inc. ,
3.25%, 1/15/2031(a) 200,000 180,199
Teck Resources Ltd. ,
6.25%, 7/15/2041(a) 250,000 257,317
Vale Overseas Ltd. ,
3.75%, 7/8/2030 300,000 276,125
6.13%, 6/12/2033(a) 250,000 259,480
6.88%, 11/10/2039(a) 175,000 192,165
4,889,953
Multi-Utilities 0 .4%
Ameren Corp. ,
5.70%, 12/1/2026 50,000 51,129
1.95%, 3/15/2027(a) 80,000 73,267
5.00%, 1/15/2029 50,000 50,224
Ameren Illinois Co. ,
3.85%, 9/1/2032 40,000 37,282
2.90%, 6/15/2051 100,000 67,904
5.90%, 12/1/2052(a) 100,000 111,902
Berkshire Hathaway Energy
Co. ,
5.15%, 11/15/2043 400,000 393,575
4.60%, 5/1/2053(a) 90,000 80,116
Black Hills Corp. ,
5.95%, 3/15/2028 100,000 103,583
3.05%, 10/15/2029 210,000 188,662
3.88%, 10/15/2049 100,000 74,620
CenterPoint Energy, Inc. ,
5.25%, 8/10/2026 25,000 25,215
2.65%, 6/1/2031(a) 85,000 72,473
Consolidated Edison Co. of
New York, Inc. ,
2.40%, 6/15/2031 50,000 43,172
5.20%, 3/1/2033(a) 40,000 41,344
5.50%, 3/15/2034(a) 50,000 52,438
3.95%, 3/1/2043 500,000 425,068
4.50%, 12/1/2045 150,000 133,557
6.15%, 11/15/2052(a) 200,000 226,306
5.90%, 11/15/2053(a) 50,000 54,984
4.63%, 12/1/2054 150,000 134,588
3.70%, 11/15/2059 50,000 37,289
3.60%, 6/15/2061(a) 200,000 149,910
Consumers Energy Co. ,
4.65%, 3/1/2028 200,000 201,264
4.90%, 2/15/2029 100,000 101,746
4.63%, 5/15/2033 100,000 99,831
4.35%, 4/15/2049(a) 300,000 269,761
3.10%, 8/15/2050 45,000 33,107
2.65%, 8/15/2052 15,000 9,911
2.50%, 5/1/2060 100,000 61,063
Dominion Energy, Inc. ,
Series D, 2.85%, 8/15/2026 500,000 471,023

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 63
Corporate Bonds
Principal
Amount ($) Value ($)
Multi-Utilities
Dominion Energy, Inc.,
Series C, 3.38%,
4/1/2030(a) 300,000 276,185
Series C, 2.25%,
8/15/2031(a) 30,000 24,846
Series A, 4.35%, 8/15/2032 40,000 38,616
5.38%, 11/15/2032(a) 50,000 51,344
Series E, 6.30%, 3/15/2033 10,000 10,728
Series B, 5.95%, 6/15/2035 151,000 159,024
Series C, 4.90%, 8/1/2041 300,000 277,052
Series B, 4.85%,
8/15/2052(a) 40,000 36,774
DTE Energy Co. ,
Series F, 1.05%,
6/1/2025(a) 170,000 160,178
4.88%, 6/1/2028(a) 100,000 100,867
2.95%, 3/1/2030 50,000 44,167
NiSource, Inc. ,
0.95%, 8/15/2025 160,000 149,609
2.95%, 9/1/2029(a) 250,000 228,321
1.70%, 2/15/2031(a) 85,000 68,868
5.95%, 6/15/2041 300,000 312,773
5.00%, 6/15/2052(a) 70,000 65,420
Public Service Enterprise
Group, Inc. ,
5.88%, 10/15/2028(a) 50,000 52,391
6.13%, 10/15/2033 50,000 53,737
Puget Energy, Inc. ,
3.65%, 5/15/2025 250,000 243,565
2.38%, 6/15/2028(a) 200,000 178,764
4.22%, 3/15/2032 40,000 36,184
Puget Sound Energy, Inc. ,
5.64%, 4/15/2041(a) 200,000 203,014
San Diego Gas & Electric Co. ,
4.95%, 8/15/2028(a) 100,000 102,049
Series VVV, 1.70%,
10/1/2030(a) 100,000 82,590
4.15%, 5/15/2048 200,000 170,208
3.32%, 4/15/2050 200,000 142,278
5.35%, 4/1/2053 95,000 96,111
Sempra ,
5.40%, 8/1/2026(a) 50,000 50,654
3.40%, 2/1/2028(a) 300,000 285,903
5.50%, 8/1/2033(a) 50,000 51,823
6.00%, 10/15/2039(a) 220,000 231,711
4.00%, 2/1/2048 150,000 123,286
Southern Co. Gas Capital
Corp. ,
Series 20-A, 1.75%,
1/15/2031 250,000 204,414
5.75%, 9/15/2033 50,000 52,500
Series 21A, 3.15%,
9/30/2051 100,000 67,201
WEC Energy Group, Inc. ,
4.75%, 1/9/2026 70,000 69,725
5.60%, 9/12/2026 25,000 25,444
5.15%, 10/1/2027 100,000 101,453
4.75%, 1/15/2028 50,000 49,988
1.80%, 10/15/2030(a) 300,000 244,598
8,800,677
Corporate Bonds
Principal
Amount ($) Value ($)
Office REITs 0 .1%
Alexandria Real Estate
Equities, Inc. ,
1.88%, 2/1/2033 300,000 233,540
4.85%, 4/15/2049(a) 300,000 263,303
3.55%, 3/15/2052 70,000 51,129
5.15%, 4/15/2053 70,000 67,519
Boston Properties LP ,
2.75%, 10/1/2026(a) 250,000 231,878
2.90%, 3/15/2030 100,000 85,617
2.45%, 10/1/2033(a) 300,000 228,293
Corporate Office Properties
LP ,
2.00%, 1/15/2029(a) 100,000 83,279
2.90%, 12/1/2033 100,000 78,068
Highwoods Realty LP ,
3.05%, 2/15/2030 250,000 206,556
Kilroy Realty LP ,
3.05%, 2/15/2030 100,000 85,005
1,614,187
Oil, Gas & Consumable Fuels 1 .7%
Apache Corp. ,
5.10%, 9/1/2040(a) 200,000 171,362
Boardwalk Pipelines LP ,
3.40%, 2/15/2031(a) 250,000 223,401
BP Capital Markets America,
Inc. ,
3.41%, 2/11/2026(a) 500,000 488,212
4.23%, 11/6/2028(a) 400,000 397,554
2.72%, 1/12/2032(a) 400,000 348,499
4.81%, 2/13/2033(a) 300,000 302,464
4.89%, 9/11/2033(a) 40,000 40,699
3.06%, 6/17/2041 50,000 38,681
3.00%, 2/24/2050 200,000 141,451
2.77%, 11/10/2050 300,000 200,641
2.94%, 6/4/2051 150,000 103,902
3.00%, 3/17/2052(a) 50,000 35,075
3.38%, 2/8/2061(a) 50,000 36,200
BP Capital Markets plc ,
3.28%, 9/19/2027 300,000 288,443
Canadian Natural Resources
Ltd. ,
3.90%, 2/1/2025(a) 500,000 491,810
6.25%, 3/15/2038(a) 340,000 355,710
Cenovus Energy, Inc. ,
2.65%, 1/15/2032 45,000 37,290
6.75%, 11/15/2039(a) 17,000 18,509
5.40%, 6/15/2047(a) 120,000 113,271
3.75%, 2/15/2052 25,000 18,399
Cheniere Corpus Christi
Holdings LLC ,
5.13%, 6/30/2027 250,000 251,214
3.70%, 11/15/2029 65,000 61,390
2.74%, 12/31/2039(a) 100,000 79,669
Cheniere Energy Partners LP ,
4.50%, 10/1/2029(a) 300,000 286,940
4.00%, 3/1/2031(a) 300,000 272,743
3.25%, 1/31/2032(a) 200,000 170,406
Cheniere Energy, Inc. ,
4.63%, 10/15/2028(a) 300,000 292,839
Chevron Corp. ,
1.55%, 5/11/2025(a) 200,000 191,772

64 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Oil, Gas & Consumable Fuels
Chevron Corp.,
2.95%, 5/16/2026 300,000 290,128
2.00%, 5/11/2027(a) 120,000 111,366
2.24%, 5/11/2030 60,000 53,161
3.08%, 5/11/2050(a) 25,000 18,871
Chevron USA, Inc. ,
0.69%, 8/12/2025(a) 140,000 131,615
1.02%, 8/12/2027 120,000 106,692
3.85%, 1/15/2028(a) 50,000 49,311
2.34%, 8/12/2050 200,000 127,521
CNOOC Finance 2013 Ltd. ,
3.30%, 9/30/2049 200,000 149,414
CNOOC Finance 2015 USA
LLC ,
3.50%, 5/5/2025 500,000 490,535
CNOOC Petroleum North
America ULC ,
5.88%, 3/10/2035 133,000 140,528
6.40%, 5/15/2037 200,000 221,820
Columbia Pipeline Group, Inc. ,
5.80%, 6/1/2045(a) 100,000 99,520
ConocoPhillips ,
5.90%, 10/15/2032(a) 177,000 194,183
6.50%, 2/1/2039(a) 300,000 346,812
ConocoPhillips Co. ,
2.40%, 3/7/2025 6,000 5,828
5.05%, 9/15/2033(a) 70,000 71,917
3.76%, 3/15/2042(a) 100,000 84,607
4.30%, 11/15/2044 155,000 138,364
3.80%, 3/15/2052 50,000 40,395
5.30%, 5/15/2053 40,000 41,111
5.55%, 3/15/2054(a) 50,000 53,063
4.03%, 3/15/2062 200,000 162,197
5.70%, 9/15/2063 50,000 54,110
Continental Resources, Inc. ,
4.90%, 6/1/2044(a) 60,000 48,487
Devon Energy Corp. ,
5.88%, 6/15/2028 100,000 101,029
4.75%, 5/15/2042(a) 300,000 262,069
Diamondback Energy, Inc. ,
3.50%, 12/1/2029 100,000 92,872
6.25%, 3/15/2033(a) 35,000 37,398
4.40%, 3/24/2051(a) 50,000 41,358
6.25%, 3/15/2053(a) 60,000 63,960
Eastern Gas Transmission &
Storage, Inc. ,
3.00%, 11/15/2029(a) 200,000 178,194
Enbridge Energy Partners LP ,
5.88%, 10/15/2025(a) 250,000 252,607
Enbridge, Inc. ,
1.60%, 10/4/2026 95,000 87,021
5.90%, 11/15/2026 70,000 71,870
3.70%, 7/15/2027(a) 500,000 482,470
6.00%, 11/15/2028(a) 50,000 52,493
3.13%, 11/15/2029(a) 150,000 136,833
6.20%, 11/15/2030 30,000 32,101
5.70%, 3/8/2033(a) 380,000 394,971
2.50%, 8/1/2033(a) 200,000 163,783
4.00%, 11/15/2049 250,000 197,729
3.40%, 8/1/2051 65,000 47,344
6.70%, 11/15/2053(a) 70,000 81,412
Corporate Bonds
Principal
Amount ($) Value ($)
Oil, Gas & Consumable Fuels
Energy Transfer LP ,
4.75%, 1/15/2026(a) 250,000 248,366
6.05%, 12/1/2026(a) 75,000 77,106
5.55%, 2/15/2028(a) 50,000 51,005
3.75%, 5/15/2030 60,000 55,718
6.40%, 12/1/2030 40,000 42,768
5.75%, 2/15/2033(a) 30,000 30,929
6.55%, 12/1/2033 230,000 249,619
6.05%, 6/1/2041 75,000 75,439
6.50%, 2/1/2042(a) 250,000 263,975
5.00%, 5/15/2044(a)(f) 150,000 131,572
5.35%, 5/15/2045 500,000 464,370
5.30%, 4/15/2047(a) 300,000 275,054
6.25%, 4/15/2049(a) 450,000 465,346
Enterprise Products Operating
LLC ,
5.05%, 1/10/2026(a) 70,000 70,640
2.80%, 1/31/2030(a) 120,000 108,523
5.35%, 1/31/2033 70,000 73,259
6.13%, 10/15/2039 285,000 311,085
4.45%, 2/15/2043(a) 100,000 91,259
4.85%, 3/15/2044 100,000 96,076
4.25%, 2/15/2048(a) 250,000 219,544
4.80%, 2/1/2049 300,000 283,770
3.70%, 1/31/2051 250,000 198,911
3.20%, 2/15/2052 80,000 58,296
4.95%, 10/15/2054(a) 200,000 193,163
EOG Resources, Inc. ,
4.95%, 4/15/2050(a) 60,000 58,939
EQT Corp. ,
3.90%, 10/1/2027(a) 300,000 286,994
Equinor ASA ,
3.70%, 4/6/2050 500,000 412,676
Exxon Mobil Corp. ,
2.71%, 3/6/2025(a) 500,000 488,249
3.04%, 3/1/2026(a) 235,000 228,202
2.28%, 8/16/2026(a) 100,000 95,143
3.29%, 3/19/2027(a) 200,000 194,089
3.48%, 3/19/2030(a) 250,000 237,666
2.61%, 10/15/2030(a) 250,000 223,571
4.23%, 3/19/2040 200,000 185,605
4.11%, 3/1/2046(a) 250,000 222,827
3.10%, 8/16/2049 50,000 37,091
4.33%, 3/19/2050(a) 326,000 296,571
3.45%, 4/15/2051(a) 274,000 214,943
Hess Corp. ,
4.30%, 4/1/2027(a) 500,000 494,703
5.60%, 2/15/2041(a) 250,000 262,541
Kinder Morgan Energy
Partners LP ,
6.38%, 3/1/2041 250,000 256,767
5.00%, 8/15/2042 350,000 315,042
Kinder Morgan, Inc. ,
4.30%, 6/1/2025(a) 160,000 157,969
1.75%, 11/15/2026(a) 300,000 275,958
2.00%, 2/15/2031(a) 50,000 41,504
4.80%, 2/1/2033 60,000 57,742
5.20%, 6/1/2033(a) 90,000 89,458
5.30%, 12/1/2034(a) 350,000 347,300
5.55%, 6/1/2045 200,000 192,372
5.05%, 2/15/2046 250,000 223,046
3.25%, 8/1/2050 50,000 33,415

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 65
Corporate Bonds
Principal
Amount ($) Value ($)
Oil, Gas & Consumable Fuels
Kinder Morgan, Inc.,
5.45%, 8/1/2052(a) 60,000 57,386
Magellan Midstream Partners
LP ,
4.25%, 9/15/2046 250,000 201,229
3.95%, 3/1/2050 25,000 19,100
Marathon Oil Corp. ,
6.80%, 3/15/2032(a) 118,000 127,836
6.60%, 10/1/2037(a) 70,000 73,956
Marathon Petroleum Corp. ,
6.50%, 3/1/2041(a) 250,000 268,529
MPLX LP ,
4.88%, 6/1/2025 250,000 248,357
1.75%, 3/1/2026(a) 160,000 149,669
4.25%, 12/1/2027(a) 350,000 342,398
4.00%, 3/15/2028(a) 100,000 96,402
2.65%, 8/15/2030(a) 190,000 163,955
4.95%, 9/1/2032 90,000 88,064
5.00%, 3/1/2033 35,000 34,286
4.50%, 4/15/2038 250,000 222,466
4.70%, 4/15/2048 200,000 172,362
5.50%, 2/15/2049(a) 300,000 290,127
4.95%, 3/14/2052 110,000 97,850
Occidental Petroleum Corp. ,
6.63%, 9/1/2030(a) 210,000 223,337
6.13%, 1/1/2031 300,000 311,456
6.45%, 9/15/2036 250,000 264,500
4.20%, 3/15/2048 180,000 141,441
ONEOK Partners LP ,
4.90%, 3/15/2025 500,000 497,089
6.13%, 2/1/2041(a) 100,000 104,401
ONEOK, Inc. ,
5.55%, 11/1/2026 100,000 101,760
4.00%, 7/13/2027(a) 500,000 485,601
5.65%, 11/1/2028 100,000 103,520
4.35%, 3/15/2029 100,000 97,180
5.80%, 11/1/2030 75,000 77,973
6.05%, 9/1/2033(a) 100,000 105,952
5.20%, 7/15/2048 250,000 234,276
6.63%, 9/1/2053 350,000 391,698
Ovintiv, Inc. ,
5.65%, 5/15/2025 60,000 60,260
5.65%, 5/15/2028(a) 60,000 61,221
6.25%, 7/15/2033(a) 40,000 41,351
6.50%, 2/1/2038 250,000 257,855
7.10%, 7/15/2053(a) 40,000 43,969
Phillips 66 ,
4.65%, 11/15/2034 200,000 194,477
5.88%, 5/1/2042 132,000 142,413
4.88%, 11/15/2044 300,000 287,359
Phillips 66 Co. ,
3.61%, 2/15/2025(a) 500,000 491,199
4.95%, 12/1/2027 40,000 40,336
5.30%, 6/30/2033(a) 50,000 51,318
4.90%, 10/1/2046(a) 50,000 46,669
Pioneer Natural Resources
Co. ,
5.10%, 3/29/2026(a) 30,000 30,219
1.90%, 8/15/2030(a) 200,000 169,802
2.15%, 1/15/2031 300,000 254,864
Corporate Bonds
Principal
Amount ($) Value ($)
Oil, Gas & Consumable Fuels
Plains All American Pipeline
LP ,
4.65%, 10/15/2025(a) 200,000 197,836
5.15%, 6/1/2042(a) 250,000 226,077
Sabine Pass Liquefaction
LLC ,
5.00%, 3/15/2027(a) 200,000 200,863
4.50%, 5/15/2030(a) 400,000 390,906
5.90%, 9/15/2037 60,000 63,223
Spectra Energy Partners LP ,
4.50%, 3/15/2045 100,000 85,669
Suncor Energy, Inc. ,
6.50%, 6/15/2038 350,000 374,003
Targa Resources Corp. ,
5.20%, 7/1/2027(a) 60,000 60,288
6.15%, 3/1/2029 35,000 36,599
6.13%, 3/15/2033(a) 100,000 105,284
6.50%, 3/30/2034(a) 50,000 53,963
6.25%, 7/1/2052 60,000 61,918
6.50%, 2/15/2053(a) 100,000 108,069
Targa Resources Partners LP ,
4.00%, 1/15/2032(a) 100,000 91,313
TotalEnergies Capital
International SA ,
3.46%, 2/19/2029(a) 300,000 289,326
2.83%, 1/10/2030(a) 500,000 459,165
3.13%, 5/29/2050(a) 200,000 146,613
3.39%, 6/29/2060(a) 100,000 74,140
TransCanada PipeLines Ltd. ,
4.88%, 1/15/2026(a) 285,000 284,199
4.25%, 5/15/2028 500,000 486,287
2.50%, 10/12/2031(a) 100,000 83,584
5.85%, 3/15/2036 450,000 461,163
7.63%, 1/15/2039 110,000 131,708
6.10%, 6/1/2040(a) 200,000 210,567
Valero Energy Corp. ,
2.80%, 12/1/2031(a) 100,000 84,808
7.50%, 4/15/2032 118,000 135,702
6.63%, 6/15/2037 200,000 219,231
3.65%, 12/1/2051 50,000 36,322
Western Midstream Operating
LP ,
6.15%, 4/1/2033(a) 100,000 103,887
5.30%, 3/1/2048 120,000 104,427
5.25%, 2/1/2050(a)(f) 100,000 89,656
Williams Cos., Inc. (The) ,
4.00%, 9/15/2025(a) 500,000 490,735
5.40%, 3/2/2026 55,000 55,550
3.75%, 6/15/2027 300,000 289,152
5.30%, 8/15/2028(a) 200,000 204,710
3.50%, 11/15/2030(a) 400,000 366,227
4.65%, 8/15/2032(a) 60,000 58,488
5.65%, 3/15/2033 100,000 104,462
5.80%, 11/15/2043 250,000 251,624
4.90%, 1/15/2045(a) 350,000 317,679
37,096,683
Paper & Forest Products 0 .0%
†
Georgia-Pacific LLC ,
8.88%, 5/15/2031 50,000 62,216
Suzano Austria GmbH ,
2.50%, 9/15/2028(a) 200,000 175,629

66 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Paper & Forest Products
Suzano Austria GmbH,
6.00%, 1/15/2029 200,000 204,320
5.00%, 1/15/2030 200,000 193,372
635,537
Passenger Airlines 0 .0%
†
American Airlines Pass-
Through Trust ,
Series 2021-1, Class A,
2.88%, 7/11/2034 283,913 240,670
Southwest Airlines Co. ,
5.13%, 6/15/2027(a) 275,000 276,224
2.63%, 2/10/2030 50,000 43,669
560,563
Personal Care Products 0 .1%
Estee Lauder Cos., Inc. (The) ,
2.38%, 12/1/2029 35,000 31,149
1.95%, 3/15/2031(a) 100,000 83,759
3.13%, 12/1/2049 150,000 109,195
Haleon US Capital LLC ,
3.38%, 3/24/2027(a) 400,000 384,862
3.63%, 3/24/2032(a) 500,000 461,199
Kenvue, Inc. ,
5.05%, 3/22/2028 105,000 107,567
5.00%, 3/22/2030(a) 80,000 82,571
4.90%, 3/22/2033(a) 140,000 144,311
5.10%, 3/22/2043(a) 60,000 62,241
5.05%, 3/22/2053(a) 100,000 103,459
5.20%, 3/22/2063(a) 45,000 47,039
1,617,352
Pharmaceuticals 1 .0%
Astrazeneca Finance LLC ,
1.20%, 5/28/2026(a) 200,000 185,066
4.88%, 3/3/2028 100,000 101,952
1.75%, 5/28/2028(a) 125,000 111,842
4.90%, 3/3/2030(a) 100,000 102,936
2.25%, 5/28/2031 35,000 30,177
4.88%, 3/3/2033 100,000 103,413
AstraZeneca plc ,
3.38%, 11/16/2025(a) 150,000 146,706
0.70%, 4/8/2026(a) 200,000 184,117
1.38%, 8/6/2030(a) 200,000 166,265
6.45%, 9/15/2037(a) 200,000 233,737
4.00%, 9/18/2042(a) 250,000 227,288
2.13%, 8/6/2050 85,000 54,352
Bristol-Myers Squibb Co. ,
3.20%, 6/15/2026(a) 132,000 128,077
3.90%, 2/20/2028(a) 750,000 736,974
3.40%, 7/26/2029(a) 400,000 379,385
5.75%, 2/1/2031(a) 75,000 80,314
2.95%, 3/15/2032 140,000 124,405
5.90%, 11/15/2033(a) 60,000 65,372
4.13%, 6/15/2039(a) 300,000 270,316
2.35%, 11/13/2040 350,000 244,669
3.25%, 8/1/2042 250,000 192,971
4.55%, 2/20/2048(a) 195,000 176,572
4.25%, 10/26/2049 400,000 347,107
2.55%, 11/13/2050 300,000 190,184
6.25%, 11/15/2053 50,000 57,226
6.40%, 11/15/2063 200,000 231,712
Corporate Bonds
Principal
Amount ($) Value ($)
Pharmaceuticals
Eli Lilly & Co. ,
2.75%, 6/1/2025(a) 95,000 92,452
4.70%, 2/27/2033 40,000 41,018
2.25%, 5/15/2050(a) 300,000 193,861
4.88%, 2/27/2053 40,000 41,371
2.50%, 9/15/2060 150,000 94,683
4.95%, 2/27/2063 100,000 103,583
GlaxoSmithKline Capital, Inc. ,
3.88%, 5/15/2028(a) 300,000 295,777
5.38%, 4/15/2034(a) 201,000 216,556
6.38%, 5/15/2038(a) 200,000 232,218
4.20%, 3/18/2043 50,000 46,657
Johnson & Johnson ,
2.45%, 3/1/2026(a) 250,000 240,438
0.95%, 9/1/2027(a) 300,000 267,686
1.30%, 9/1/2030 300,000 251,765
4.95%, 5/15/2033(a) 263,000 283,937
3.63%, 3/3/2037 100,000 91,989
3.70%, 3/1/2046 250,000 218,721
3.75%, 3/3/2047(a) 100,000 87,972
2.45%, 9/1/2060 500,000 321,211
Merck & Co., Inc. ,
2.75%, 2/10/2025(a) 220,000 215,112
1.70%, 6/10/2027(a) 170,000 155,824
4.05%, 5/17/2028(a) 30,000 29,868
1.90%, 12/10/2028(a) 130,000 116,993
3.40%, 3/7/2029 400,000 384,246
4.30%, 5/17/2030(a) 60,000 59,991
2.15%, 12/10/2031(a) 115,000 98,181
4.50%, 5/17/2033 35,000 35,259
3.90%, 3/7/2039 100,000 90,908
3.60%, 9/15/2042 250,000 211,906
4.90%, 5/17/2044 40,000 40,455
3.70%, 2/10/2045 400,000 339,999
4.00%, 3/7/2049 350,000 307,542
2.75%, 12/10/2051 70,000 48,115
5.00%, 5/17/2053(a) 35,000 35,987
2.90%, 12/10/2061 100,000 66,840
5.15%, 5/17/2063(a) 25,000 26,064
Novartis Capital Corp. ,
3.00%, 11/20/2025(a) 300,000 291,712
3.10%, 5/17/2027(a) 500,000 481,245
2.20%, 8/14/2030(a) 300,000 264,106
4.00%, 11/20/2045(a) 200,000 179,641
Pfizer Investment Enterprises
Pte. Ltd. ,
4.65%, 5/19/2025(a) 300,000 299,017
4.45%, 5/19/2026 300,000 299,151
4.45%, 5/19/2028 300,000 299,845
4.65%, 5/19/2030 500,000 503,519
4.75%, 5/19/2033(a) 695,000 696,560
5.30%, 5/19/2053(a) 820,000 837,125
5.34%, 5/19/2063 350,000 353,360
Pfizer, Inc. ,
0.80%, 5/28/2025(a) 125,000 118,271
3.00%, 12/15/2026(a) 300,000 289,459
2.63%, 4/1/2030(a) 100,000 90,195
1.70%, 5/28/2030 140,000 119,212
1.75%, 8/18/2031(a) 100,000 82,999
7.20%, 3/15/2039(a) 525,000 652,190
2.55%, 5/28/2040 45,000 33,029
4.00%, 3/15/2049(a) 500,000 437,341

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 67
Corporate Bonds
Principal
Amount ($) Value ($)
Pharmaceuticals
Pfizer, Inc.,
2.70%, 5/28/2050(a) 65,000 45,258
Pharmacia LLC ,
6.60%, 12/1/2028(f) 177,000 193,260
Royalty Pharma plc ,
2.20%, 9/2/2030(a) 50,000 42,024
2.15%, 9/2/2031 35,000 28,588
3.55%, 9/2/2050 200,000 142,001
3.35%, 9/2/2051 50,000 33,808
Shire Acquisitions Investments
Ireland DAC ,
3.20%, 9/23/2026(a) 925,000 889,860
Takeda Pharmaceutical Co.
Ltd. ,
5.00%, 11/26/2028(a) 300,000 304,459
2.05%, 3/31/2030(a) 200,000 171,375
3.03%, 7/9/2040(a) 200,000 153,711
3.18%, 7/9/2050(a) 300,000 214,527
Utah Acquisition Sub, Inc. ,
3.95%, 6/15/2026(a) 500,000 483,197
5.25%, 6/15/2046 100,000 83,271
Viatris, Inc. ,
1.65%, 6/22/2025(a) 200,000 189,379
2.30%, 6/22/2027(a) 100,000 90,693
2.70%, 6/22/2030 150,000 126,978
3.85%, 6/22/2040 300,000 223,135
4.00%, 6/22/2050 100,000 70,342
Wyeth LLC ,
6.50%, 2/1/2034 206,000 232,235
Zoetis, Inc. ,
4.50%, 11/13/2025(a) 230,000 228,676
3.90%, 8/20/2028 350,000 342,477
3.00%, 5/15/2050 300,000 215,150
21,090,701
Professional Services 0 .1%
Automatic Data Processing,
Inc. ,
1.70%, 5/15/2028(a) 120,000 108,240
1.25%, 9/1/2030(a) 100,000 83,235
Broadridge Financial
Solutions, Inc. ,
3.40%, 6/27/2026(a) 215,000 207,172
2.60%, 5/1/2031 135,000 115,399
Concentrix Corp. ,
6.65%, 8/2/2026 50,000 51,250
6.60%, 8/2/2028(a) 50,000 51,425
6.85%, 8/2/2033(a) 50,000 51,418
Equifax, Inc. ,
5.10%, 12/15/2027(a) 45,000 45,409
5.10%, 6/1/2028(a) 40,000 40,331
2.35%, 9/15/2031(a) 100,000 82,997
Jacobs Engineering Group,
Inc. ,
6.35%, 8/18/2028(a) 100,000 104,439
5.90%, 3/1/2033 75,000 76,563
Thomson Reuters Corp. ,
3.35%, 5/15/2026(a) 280,000 269,133
Verisk Analytics, Inc. ,
4.00%, 6/15/2025(a) 250,000 245,618
5.75%, 4/1/2033(a) 55,000 58,992
Corporate Bonds
Principal
Amount ($) Value ($)
Professional Services
Verisk Analytics, Inc.,
3.63%, 5/15/2050 85,000 64,279
1,655,900
Real Estate Management & Development 0 .0%
†
CBRE Services, Inc. ,
4.88%, 3/1/2026(a) 500,000 500,225
5.95%, 8/15/2034 25,000 26,264
Jones Lang LaSalle, Inc. ,
6.88%, 12/1/2028 25,000 26,458
552,947
Residential REITs 0 .1%
AvalonBay Communities, Inc. ,
3.45%, 6/1/2025(a) 395,000 386,579
1.90%, 12/1/2028 200,000 176,638
3.30%, 6/1/2029 20,000 18,646
2.45%, 1/15/2031 210,000 181,060
2.05%, 1/15/2032 85,000 71,186
5.30%, 12/7/2033 25,000 26,010
ERP Operating LP ,
1.85%, 8/1/2031(a) 30,000 24,605
4.50%, 7/1/2044(a) 200,000 177,138
Essential Properties LP ,
2.95%, 7/15/2031 100,000 78,639
Essex Portfolio LP ,
3.38%, 4/15/2026(a) 300,000 289,514
4.00%, 3/1/2029 100,000 95,440
3.00%, 1/15/2030(a) 75,000 66,874
2.65%, 3/15/2032(a) 35,000 29,230
Invitation Homes Operating
Partnership LP ,
2.30%, 11/15/2028(a) 125,000 110,802
5.45%, 8/15/2030 60,000 60,466
4.15%, 4/15/2032(a) 100,000 91,891
5.50%, 8/15/2033 90,000 90,109
2.70%, 1/15/2034(a) 30,000 24,114
Mid-America Apartments LP ,
1.10%, 9/15/2026 30,000 27,204
2.75%, 3/15/2030 50,000 43,744
Spirit Realty LP ,
3.40%, 1/15/2030(a) 250,000 227,609
Sun Communities Operating
LP ,
2.30%, 11/1/2028(a) 65,000 56,851
2.70%, 7/15/2031(a) 55,000 45,829
4.20%, 4/15/2032 30,000 27,356
5.70%, 1/15/2033(a) 100,000 101,231
UDR, Inc. ,
3.00%, 8/15/2031(a) 250,000 220,850
1.90%, 3/15/2033 55,000 41,816
2,791,431
Retail REITs 0 .1%
Brixmor Operating Partnership
LP ,
2.50%, 8/16/2031(a) 100,000 83,877
Federal Realty OP LP ,
5.38%, 5/1/2028 20,000 20,215
3.50%, 6/1/2030(a) 200,000 181,152
Kimco Realty OP LLC ,
2.25%, 12/1/2031(a) 25,000 20,411

68 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Retail REITs
Kimco Realty OP LLC,
6.40%, 3/1/2034 25,000 27,411
4.45%, 9/1/2047(a) 250,000 206,360
NNN REIT, Inc. ,
2.50%, 4/15/2030(a) 300,000 257,798
5.60%, 10/15/2033(a) 25,000 25,808
3.50%, 4/15/2051 40,000 28,892
Phillips Edison Grocery Center
Operating Partnership I LP ,
2.63%, 11/15/2031(a) 100,000 79,882
Realty Income Corp. ,
0.75%, 3/15/2026 70,000 63,725
4.70%, 12/15/2028(a) 40,000 40,295
3.25%, 1/15/2031(a) 65,000 59,056
5.63%, 10/13/2032(a) 45,000 47,338
2.85%, 12/15/2032 400,000 339,853
1.80%, 3/15/2033(a) 55,000 42,731
4.90%, 7/15/2033(a) 60,000 59,907
Regency Centers LP ,
2.95%, 9/15/2029 50,000 44,834
3.70%, 6/15/2030 300,000 278,934
SITE Centers Corp. ,
3.63%, 2/1/2025(a) 500,000 485,786
2,394,265
Semiconductors & Semiconductor Equipment 0 .7%
Advanced Micro Devices, Inc. ,
3.92%, 6/1/2032(a) 75,000 72,535
4.39%, 6/1/2052(a) 85,000 80,585
Analog Devices, Inc. ,
2.80%, 10/1/2041 175,000 130,266
Applied Materials, Inc. ,
3.30%, 4/1/2027(a) 200,000 193,791
1.75%, 6/1/2030(a) 60,000 51,030
5.10%, 10/1/2035 250,000 262,377
2.75%, 6/1/2050 85,000 61,176
Broadcom Corp. ,
3.88%, 1/15/2027(a) 500,000 487,953
Broadcom, Inc. ,
3.15%, 11/15/2025(a) 26,000 25,183
4.00%, 4/15/2029(e) 95,000 91,700
4.15%, 11/15/2030 121,000 115,577
2.45%, 2/15/2031(a)(e) 200,000 171,012
4.15%, 4/15/2032(e) 80,000 75,414
4.30%, 11/15/2032(a) 200,000 191,873
2.60%, 2/15/2033(e) 260,000 214,201
3.42%, 4/15/2033(a)(e) 84,000 73,778
3.47%, 4/15/2034(e) 1,000,000 870,005
3.14%, 11/15/2035(e) 300,000 246,295
4.93%, 5/15/2037(a)(e) 363,000 351,286
3.50%, 2/15/2041(a)(e) 100,000 79,277
Intel Corp. ,
3.40%, 3/25/2025(a) 300,000 294,890
3.70%, 7/29/2025(a) 500,000 492,058
4.88%, 2/10/2026(a) 110,000 110,817
3.75%, 3/25/2027 200,000 195,917
3.15%, 5/11/2027(a) 300,000 288,321
3.75%, 8/5/2027(a) 60,000 58,802
4.88%, 2/10/2028(a) 110,000 111,835
1.60%, 8/12/2028 75,000 66,347
4.00%, 8/5/2029(a) 60,000 59,047
2.45%, 11/15/2029(a) 400,000 360,028
Corporate Bonds
Principal
Amount ($) Value ($)
Semiconductors & Semiconductor Equipment
Intel Corp.,
5.13%, 2/10/2030(a) 310,000 321,496
3.90%, 3/25/2030(a) 400,000 387,575
2.00%, 8/12/2031 100,000 84,447
4.15%, 8/5/2032 300,000 293,154
5.20%, 2/10/2033(a) 150,000 156,702
2.80%, 8/12/2041(a) 30,000 22,466
5.63%, 2/10/2043(a) 45,000 48,105
4.10%, 5/11/2047(a) 300,000 260,924
3.73%, 12/8/2047 443,000 359,807
3.25%, 11/15/2049 100,000 74,346
4.75%, 3/25/2050(a) 400,000 377,913
4.90%, 8/5/2052(a) 60,000 58,714
5.70%, 2/10/2053(a) 120,000 129,733
3.10%, 2/15/2060 200,000 137,835
5.05%, 8/5/2062 60,000 59,309
5.90%, 2/10/2063 110,000 122,607
KLA Corp. ,
4.65%, 7/15/2032(a) 50,000 51,074
3.30%, 3/1/2050 220,000 167,921
4.95%, 7/15/2052(a) 90,000 90,922
5.25%, 7/15/2062(a) 75,000 78,225
Lam Research Corp. ,
3.80%, 3/15/2025 255,000 251,725
1.90%, 6/15/2030(a) 90,000 77,376
Micron Technology, Inc. ,
5.38%, 4/15/2028(a) 60,000 61,056
5.33%, 2/6/2029 150,000 152,989
6.75%, 11/1/2029 150,000 162,088
2.70%, 4/15/2032(a) 100,000 83,984
5.88%, 2/9/2033(a) 50,000 51,969
5.88%, 9/15/2033(a) 60,000 62,405
3.37%, 11/1/2041 50,000 37,247
3.48%, 11/1/2051 50,000 36,237
NVIDIA Corp. ,
1.55%, 6/15/2028(a) 365,000 326,818
2.85%, 4/1/2030(a) 110,000 101,732
2.00%, 6/15/2031(a) 200,000 171,425
3.50%, 4/1/2050(a) 280,000 233,638
NXP BV ,
2.70%, 5/1/2025(a) 25,000 24,096
3.88%, 6/18/2026 35,000 34,100
4.30%, 6/18/2029 100,000 97,152
3.40%, 5/1/2030 35,000 32,163
2.50%, 5/11/2031 190,000 161,417
2.65%, 2/15/2032 40,000 33,699
5.00%, 1/15/2033(a) 85,000 85,131
3.25%, 5/11/2041 195,000 148,618
3.13%, 2/15/2042 50,000 37,249
3.25%, 11/30/2051 30,000 21,500
QUALCOMM, Inc. ,
3.25%, 5/20/2027(a) 250,000 242,003
1.30%, 5/20/2028(a) 73,000 64,646
2.15%, 5/20/2030(a) 80,000 70,481
1.65%, 5/20/2032 190,000 154,967
5.40%, 5/20/2033(a) 100,000 107,964
4.65%, 5/20/2035(a) 100,000 102,283
4.30%, 5/20/2047(a) 300,000 274,373
4.50%, 5/20/2052(a) 90,000 84,042
6.00%, 5/20/2053(a) 100,000 115,063
Skyworks Solutions, Inc. ,
3.00%, 6/1/2031 40,000 34,224

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 69
Corporate Bonds
Principal
Amount ($) Value ($)
Semiconductors & Semiconductor Equipment
Texas Instruments, Inc. ,
1.38%, 3/12/2025(a) 200,000 192,332
4.60%, 2/15/2028(a) 105,000 106,680
2.25%, 9/4/2029(a) 300,000 270,562
1.90%, 9/15/2031(a) 80,000 68,280
3.65%, 8/16/2032(a) 40,000 38,012
4.90%, 3/14/2033 20,000 20,767
4.15%, 5/15/2048 300,000 272,028
2.70%, 9/15/2051 100,000 67,900
5.00%, 3/14/2053(a) 20,000 20,475
5.05%, 5/18/2063(a) 30,000 30,731
TSMC Arizona Corp. ,
3.13%, 10/25/2041 200,000 160,203
4.50%, 4/22/2052(a) 200,000 198,618
Xilinx, Inc. ,
2.38%, 6/1/2030(a) 50,000 44,219
14,393,318
Software 0 .6%
Adobe, Inc. ,
1.90%, 2/1/2025(a) 30,000 29,103
3.25%, 2/1/2025 135,000 132,631
2.15%, 2/1/2027(a) 245,000 229,895
2.30%, 2/1/2030 100,000 89,580
Autodesk, Inc. ,
2.40%, 12/15/2031(a) 155,000 132,615
Intuit, Inc. ,
5.25%, 9/15/2026(a) 55,000 56,066
5.13%, 9/15/2028 75,000 77,513
5.20%, 9/15/2033 75,000 78,517
Microsoft Corp. ,
3.13%, 11/3/2025(a) 600,000 585,650
2.40%, 8/8/2026(a) 465,000 443,091
3.30%, 2/6/2027 800,000 779,142
1.35%, 9/15/2030(e) 25,000 20,816
3.50%, 2/12/2035(a) 325,000 307,899
3.45%, 8/8/2036 239,000 219,825
2.53%, 6/1/2050 836,000 570,714
2.50%, 9/15/2050(e) 200,000 135,036
2.92%, 3/17/2052 575,000 424,371
2.68%, 6/1/2060 400,000 266,942
3.04%, 3/17/2062 250,000 180,361
Oracle Corp. ,
2.50%, 4/1/2025 100,000 96,669
2.95%, 5/15/2025 450,000 436,757
5.80%, 11/10/2025 35,000 35,546
2.65%, 7/15/2026 190,000 180,153
3.25%, 11/15/2027 300,000 284,812
4.50%, 5/6/2028(a) 55,000 54,993
6.15%, 11/9/2029 65,000 69,924
2.95%, 4/1/2030(a) 600,000 541,528
4.65%, 5/6/2030(a) 55,000 54,784
3.25%, 5/15/2030(a) 250,000 229,683
2.88%, 3/25/2031(a) 500,000 442,927
6.25%, 11/9/2032(a) 180,000 195,819
4.90%, 2/6/2033 85,000 84,613
3.90%, 5/15/2035(a) 200,000 178,333
3.60%, 4/1/2040 500,000 398,702
5.38%, 7/15/2040 350,000 343,896
4.50%, 7/8/2044 120,000 104,644
4.00%, 7/15/2046 100,000 80,154
4.00%, 11/15/2047(a) 400,000 316,832
Corporate Bonds
Principal
Amount ($) Value ($)
Software
Oracle Corp.,
3.60%, 4/1/2050 700,000 518,495
6.90%, 11/9/2052 180,000 211,261
5.55%, 2/6/2053 130,000 130,036
3.85%, 4/1/2060(a) 250,000 181,160
4.10%, 3/25/2061 300,000 228,567
Roper Technologies, Inc. ,
1.00%, 9/15/2025 60,000 56,083
2.95%, 9/15/2029 90,000 82,463
1.75%, 2/15/2031(a) 245,000 201,795
Salesforce, Inc. ,
3.70%, 4/11/2028(a) 500,000 489,925
1.95%, 7/15/2031 35,000 29,893
2.70%, 7/15/2041(a) 200,000 152,762
2.90%, 7/15/2051 290,000 207,357
ServiceNow, Inc. ,
1.40%, 9/1/2030 145,000 119,204
VMware LLC ,
1.40%, 8/15/2026 300,000 274,405
4.70%, 5/15/2030 300,000 295,920
Workday, Inc. ,
3.50%, 4/1/2027 50,000 48,378
3.70%, 4/1/2029 50,000 47,987
3.80%, 4/1/2032(a) 70,000 65,178
12,231,405
Specialized REITs 0 .2%
American Tower Corp. ,
2.40%, 3/15/2025(a) 125,000 120,760
1.45%, 9/15/2026 105,000 95,664
3.65%, 3/15/2027(a) 35,000 33,664
1.50%, 1/31/2028 300,000 262,085
5.50%, 3/15/2028(a) 60,000 61,326
5.25%, 7/15/2028 40,000 40,627
5.80%, 11/15/2028(a) 85,000 88,299
3.95%, 3/15/2029 300,000 286,255
2.90%, 1/15/2030 110,000 97,889
1.88%, 10/15/2030(a) 165,000 135,248
2.30%, 9/15/2031(a) 145,000 119,890
4.05%, 3/15/2032 60,000 56,176
5.65%, 3/15/2033 60,000 62,351
5.55%, 7/15/2033 40,000 41,385
5.90%, 11/15/2033 100,000 105,873
2.95%, 1/15/2051 200,000 133,291
Crown Castle, Inc. ,
3.70%, 6/15/2026 60,000 57,899
1.05%, 7/15/2026(a) 300,000 270,656
2.90%, 3/15/2027 40,000 37,406
3.65%, 9/1/2027 150,000 142,588
5.00%, 1/11/2028 65,000 64,745
3.80%, 2/15/2028 150,000 142,487
4.80%, 9/1/2028(a) 35,000 34,534
5.60%, 6/1/2029(a) 75,000 76,688
3.10%, 11/15/2029(a) 260,000 232,622
5.10%, 5/1/2033(a) 35,000 34,646
5.80%, 3/1/2034 65,000 67,275
2.90%, 4/1/2041(a) 200,000 142,739
4.75%, 5/15/2047(a) 100,000 86,623
CubeSmart LP ,
2.25%, 12/15/2028(a) 155,000 136,866
2.00%, 2/15/2031 50,000 40,782
2.50%, 2/15/2032(a) 175,000 145,644

70 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Specialized REITs
EPR Properties ,
4.95%, 4/15/2028 200,000 189,604
Equinix, Inc. ,
1.00%, 9/15/2025 50,000 46,643
1.55%, 3/15/2028 100,000 87,720
2.00%, 5/15/2028 30,000 26,757
3.20%, 11/18/2029(a) 105,000 96,435
2.50%, 5/15/2031(a) 90,000 76,394
2.95%, 9/15/2051 100,000 66,800
3.40%, 2/15/2052 200,000 146,429
Extra Space Storage LP ,
2.40%, 10/15/2031 90,000 74,247
2.35%, 3/15/2032(a) 40,000 32,605
Public Storage Operating Co. ,
1.50%, 11/9/2026 140,000 128,567
1.85%, 5/1/2028 185,000 166,111
1.95%, 11/9/2028 135,000 120,324
5.13%, 1/15/2029(a) 30,000 30,955
2.30%, 5/1/2031(a) 160,000 137,490
2.25%, 11/9/2031(a) 100,000 85,489
Weyerhaeuser Co. ,
4.75%, 5/15/2026 60,000 59,711
7.38%, 3/15/2032 193,000 223,970
5,251,234
Specialty Retail 0 .4%
AutoNation, Inc. ,
1.95%, 8/1/2028 45,000 38,693
2.40%, 8/1/2031(a) 90,000 72,141
3.85%, 3/1/2032(a) 30,000 26,657
AutoZone, Inc. ,
3.25%, 4/15/2025 325,000 317,317
5.05%, 7/15/2026(a) 25,000 25,153
4.50%, 2/1/2028(a) 145,000 143,997
6.25%, 11/1/2028(a) 25,000 26,563
4.00%, 4/15/2030 100,000 96,075
4.75%, 8/1/2032 40,000 39,599
4.75%, 2/1/2033 150,000 147,641
5.20%, 8/1/2033 25,000 25,445
6.55%, 11/1/2033(a) 25,000 27,775
Best Buy Co., Inc. ,
1.95%, 10/1/2030(a) 125,000 103,810
Dick's Sporting Goods, Inc. ,
4.10%, 1/15/2052 50,000 35,652
Home Depot, Inc. (The) ,
2.70%, 4/15/2025 30,000 29,260
4.00%, 9/15/2025 30,000 29,722
4.95%, 9/30/2026(a) 50,000 50,716
2.50%, 4/15/2027 200,000 188,395
2.88%, 4/15/2027 45,000 43,028
0.90%, 3/15/2028 130,000 113,698
1.50%, 9/15/2028 100,000 88,651
3.90%, 12/6/2028(a) 300,000 295,503
4.90%, 4/15/2029(a) 50,000 51,371
1.38%, 3/15/2031 300,000 245,101
1.88%, 9/15/2031 100,000 83,660
3.25%, 4/15/2032(a) 200,000 184,681
4.50%, 9/15/2032(a) 90,000 91,818
5.88%, 12/16/2036 200,000 223,549
5.95%, 4/1/2041 150,000 167,708
4.20%, 4/1/2043(a) 150,000 136,704
4.40%, 3/15/2045 600,000 556,633
Corporate Bonds
Principal
Amount ($) Value ($)
Specialty Retail
Home Depot, Inc. (The),
3.35%, 4/15/2050(a) 135,000 104,929
2.38%, 3/15/2051 200,000 126,282
2.75%, 9/15/2051(a) 100,000 68,238
3.63%, 4/15/2052 140,000 113,445
4.95%, 9/15/2052(a) 25,000 25,261
Lowe's Cos., Inc. ,
4.00%, 4/15/2025(a) 500,000 492,974
4.40%, 9/8/2025 40,000 39,695
4.80%, 4/1/2026(a) 60,000 60,038
2.50%, 4/15/2026 300,000 285,672
3.35%, 4/1/2027(a) 60,000 57,791
3.10%, 5/3/2027(a) 250,000 239,340
1.30%, 4/15/2028(a) 170,000 149,344
1.70%, 9/15/2028(a) 80,000 70,756
6.50%, 3/15/2029 236,000 256,169
1.70%, 10/15/2030 75,000 62,290
2.63%, 4/1/2031(a) 300,000 262,512
3.75%, 4/1/2032(a) 245,000 229,288
5.00%, 4/15/2033 60,000 61,277
5.15%, 7/1/2033(a) 75,000 77,059
2.80%, 9/15/2041 60,000 43,829
4.05%, 5/3/2047(a) 250,000 205,702
3.00%, 10/15/2050 345,000 234,677
4.25%, 4/1/2052 65,000 55,029
5.63%, 4/15/2053(a) 200,000 209,685
4.45%, 4/1/2062 75,000 63,230
5.80%, 9/15/2062(a) 60,000 63,484
5.85%, 4/1/2063 110,000 115,203
O'Reilly Automotive, Inc. ,
3.55%, 3/15/2026(a) 300,000 291,501
5.75%, 11/20/2026 35,000 35,839
4.70%, 6/15/2032 100,000 98,921
TJX Cos., Inc. (The) ,
2.25%, 9/15/2026(a) 500,000 472,243
Tractor Supply Co. ,
1.75%, 11/1/2030(a) 55,000 45,044
5.25%, 5/15/2033 20,000 20,516
8,443,979
Technology Hardware, Storage & Peripherals 0 .5%
Apple, Inc. ,
2.50%, 2/9/2025(a) 595,000 580,263
1.13%, 5/11/2025(a) 140,000 133,498
0.55%, 8/20/2025(a) 500,000 470,191
0.70%, 2/8/2026(a) 500,000 463,084
3.25%, 2/23/2026(a) 230,000 224,404
2.45%, 8/4/2026(a) 625,000 595,742
3.35%, 2/9/2027 500,000 487,006
3.20%, 5/11/2027(a) 300,000 290,271
1.20%, 2/8/2028(a) 500,000 444,845
4.00%, 5/10/2028(a) 60,000 59,860
1.40%, 8/5/2028 350,000 310,096
3.25%, 8/8/2029(a) 150,000 143,234
2.20%, 9/11/2029(a) 235,000 212,495
4.15%, 5/10/2030(a) 60,000 60,119
1.65%, 5/11/2030 300,000 256,552
1.25%, 8/20/2030(a) 500,000 415,044
1.65%, 2/8/2031 250,000 210,766
1.70%, 8/5/2031(a) 50,000 41,828
3.35%, 8/8/2032 150,000 140,983
4.30%, 5/10/2033(a) 60,000 60,932

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 71
Corporate Bonds
Principal
Amount ($) Value ($)
Technology Hardware, Storage & Peripherals
Apple, Inc.,
3.85%, 5/4/2043 550,000 489,608
4.38%, 5/13/2045 355,000 336,633
4.65%, 2/23/2046 460,000 453,752
2.65%, 5/11/2050 300,000 206,501
2.40%, 8/20/2050 100,000 65,534
2.65%, 2/8/2051 400,000 273,834
2.70%, 8/5/2051 50,000 34,381
3.95%, 8/8/2052 120,000 105,023
4.85%, 5/10/2053(a) 60,000 61,137
2.55%, 8/20/2060 300,000 197,616
2.85%, 8/5/2061(a) 50,000 34,155
4.10%, 8/8/2062(a) 120,000 106,884
Dell International LLC ,
6.02%, 6/15/2026 365,000 373,617
5.30%, 10/1/2029(a) 300,000 308,941
5.75%, 2/1/2033 60,000 63,210
3.38%, 12/15/2041 100,000 75,402
8.35%, 7/15/2046 43,000 56,470
3.45%, 12/15/2051 55,000 39,752
Hewlett Packard Enterprise
Co. ,
4.90%, 10/15/2025(a)(f) 400,000 398,124
5.25%, 7/1/2028(a) 20,000 20,446
6.35%, 10/15/2045(a)(f) 150,000 161,818
HP, Inc. ,
4.75%, 1/15/2028 60,000 60,052
4.00%, 4/15/2029(a) 60,000 58,175
2.65%, 6/17/2031 50,000 42,553
5.50%, 1/15/2033 60,000 61,574
6.00%, 9/15/2041(a) 250,000 263,345
Western Digital Corp. ,
2.85%, 2/1/2029 250,000 215,219
10,164,969
Textiles, Apparel & Luxury Goods 0 .1%
NIKE, Inc. ,
2.85%, 3/27/2030 400,000 367,764
3.88%, 11/1/2045(a) 250,000 220,682
3.38%, 3/27/2050(a) 200,000 163,345
Tapestry, Inc. ,
7.05%, 11/27/2025(a) 35,000 35,770
7.00%, 11/27/2026(a) 125,000 129,585
7.35%, 11/27/2028 50,000 52,450
7.70%, 11/27/2030(a) 50,000 52,635
7.85%, 11/27/2033(a) 110,000 117,357
1,139,588
Tobacco 0 .3%
Altria Group, Inc. ,
4.40%, 2/14/2026(a) 160,000 158,504
6.20%, 11/1/2028 25,000 26,219
4.80%, 2/14/2029(a) 400,000 398,722
5.80%, 2/14/2039(a) 400,000 407,437
4.50%, 5/2/2043 250,000 208,490
5.38%, 1/31/2044(a) 170,000 166,884
5.95%, 2/14/2049(a) 250,000 254,628
3.70%, 2/4/2051(a) 250,000 175,888
BAT Capital Corp. ,
4.70%, 4/2/2027 100,000 98,981
3.56%, 8/15/2027(a) 198,000 188,954
2.26%, 3/25/2028(a) 160,000 143,166
Corporate Bonds
Principal
Amount ($) Value ($)
Tobacco
BAT Capital Corp.,
6.34%, 8/2/2030 100,000 104,990
4.74%, 3/16/2032(a) 70,000 67,152
6.42%, 8/2/2033 90,000 94,166
4.39%, 8/15/2037 350,000 293,066
7.08%, 8/2/2043(a) 50,000 53,092
4.76%, 9/6/2049 150,000 118,889
5.65%, 3/16/2052(a) 70,000 63,185
7.08%, 8/2/2053 75,000 80,179
BAT International Finance plc ,
1.67%, 3/25/2026(a) 150,000 139,329
4.45%, 3/16/2028(a) 70,000 68,842
5.93%, 2/2/2029(a) 200,000 207,803
Philip Morris International,
Inc. ,
5.00%, 11/17/2025(a) 90,000 90,356
4.88%, 2/13/2026 100,000 100,350
5.13%, 11/17/2027 90,000 91,604
4.88%, 2/15/2028(a) 100,000 101,068
5.25%, 9/7/2028 25,000 25,714
5.63%, 11/17/2029(a) 70,000 73,402
5.13%, 2/15/2030(a) 100,000 101,632
5.50%, 9/7/2030 25,000 25,910
5.75%, 11/17/2032(a) 30,000 31,484
5.38%, 2/15/2033(a) 250,000 256,426
5.63%, 9/7/2033(a) 25,000 26,111
6.38%, 5/16/2038 460,000 514,715
3.88%, 8/21/2042(a) 250,000 204,694
4.25%, 11/10/2044(a) 160,000 137,199
Reynolds American, Inc. ,
4.45%, 6/12/2025 310,000 306,378
5.70%, 8/15/2035(a) 120,000 118,424
5.85%, 8/15/2045 400,000 374,423
6,098,456
Trading Companies & Distributors 0 .1%
Air Lease Corp. ,
2.30%, 2/1/2025 75,000 72,357
3.25%, 3/1/2025(a) 1,000,000 973,777
3.75%, 6/1/2026(a) 250,000 241,187
1.88%, 8/15/2026(a) 80,000 73,585
5.30%, 2/1/2028(a) 50,000 50,551
2.10%, 9/1/2028(a) 100,000 87,514
3.25%, 10/1/2029(a) 250,000 225,828
GATX Corp. ,
3.25%, 9/15/2026 50,000 47,688
4.00%, 6/30/2030(a) 100,000 93,229
4.90%, 3/15/2033(a) 145,000 141,794
5.45%, 9/15/2033(a) 100,000 100,616
6.05%, 3/15/2034 50,000 51,924
6.90%, 5/1/2034(a) 25,000 27,510
3.10%, 6/1/2051 90,000 59,220
WW Grainger, Inc. ,
3.75%, 5/15/2046(a) 250,000 208,977
2,455,757
Water Utilities 0 .0%
†
American Water Capital Corp. ,
4.45%, 6/1/2032(a) 60,000 59,686
4.30%, 9/1/2045(a) 500,000 439,885
Essential Utilities, Inc. ,
3.35%, 4/15/2050 200,000 141,421

72 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Water Utilities
Essential Utilities, Inc.,
5.30%, 5/1/2052(a) 40,000 38,163
679,155
Wireless Telecommunication Services 0 .3%
America Movil SAB de CV ,
6.38%, 3/1/2035 177,000 197,975
6.13%, 3/30/2040 350,000 382,160
Rogers Communications, Inc. ,
2.95%, 3/15/2025(a) 80,000 77,616
3.63%, 12/15/2025 200,000 194,152
3.20%, 3/15/2027(a) 60,000 57,270
3.80%, 3/15/2032(a) 70,000 64,416
4.50%, 3/15/2042 70,000 61,748
4.50%, 3/15/2043(a) 100,000 88,077
5.00%, 3/15/2044(a) 80,000 75,181
4.35%, 5/1/2049(a) 300,000 253,950
4.55%, 3/15/2052(a) 80,000 69,767
T-Mobile USA, Inc. ,
3.50%, 4/15/2025 250,000 244,716
2.25%, 2/15/2026 300,000 284,274
3.75%, 4/15/2027 500,000 484,963
2.05%, 2/15/2028 100,000 90,229
4.95%, 3/15/2028(a) 85,000 86,141
4.80%, 7/15/2028(a) 80,000 80,669
3.38%, 4/15/2029 500,000 464,552
3.88%, 4/15/2030 500,000 474,151
2.55%, 2/15/2031(a) 500,000 430,657
2.70%, 3/15/2032 80,000 68,176
5.05%, 7/15/2033 245,000 246,905
5.75%, 1/15/2034(a) 65,000 68,942
4.38%, 4/15/2040 250,000 225,570
3.00%, 2/15/2041 200,000 149,672
4.50%, 4/15/2050 150,000 132,532
3.30%, 2/15/2051 300,000 216,729
3.40%, 10/15/2052 200,000 145,670
5.65%, 1/15/2053 200,000 208,235
5.75%, 1/15/2054(a) 80,000 84,647
5.80%, 9/15/2062(a) 200,000 214,415
Vodafone Group plc ,
4.13%, 5/30/2025 500,000 493,243
7.88%, 2/15/2030(a) 206,000 236,285
4.38%, 2/19/2043(a) 100,000 87,172
4.88%, 6/19/2049(a) 300,000 271,809
4.25%, 9/17/2050(a) 40,000 33,179
5.63%, 2/10/2053(a) 100,000 100,831
5.75%, 2/10/2063 100,000 101,420
7,248,096
Total Corporate Bonds
(cost $593,914,243)
552,369,504
Foreign Government Securities 1 .5%
CANADA 0.3%
Canada Government Bond,
3.75%, 4/26/2028(a) 1,300,000 1,288,087
Export Development Canada,
3.88%, 2/14/2028 500,000 496,777
Province of Alberta,
3.30%, 3/15/2028(a) 500,000 482,682
Foreign Government Securities
Principal
Amount ($) Value ($)
Province of Ontario,
2.50%, 4/27/2026 600,000 575,415
2.00%, 10/2/2029 1,000,000 891,113
Province of Quebec,
0.60%, 7/23/2025(a) 450,000 422,946
3.63%, 4/13/2028 500,000 489,698
7.50%, 9/15/2029(a) 578,000 674,455
5,321,173
CHILE 0.1%
Republic of Chile,
3.24%, 2/6/2028(a) 500,000 475,727
2.45%, 1/31/2031 500,000 435,131
2.55%, 1/27/2032 500,000 429,611
4.95%, 1/5/2036(a) 353,162 348,986
3.10%, 5/7/2041 400,000 304,105
5.33%, 1/5/2054 328,290 326,268
3.25%, 9/21/2071 200,000 134,026
2,453,854
HUNGARY 0.0%
†
Hungary Government Bond,
7.63%, 3/29/2041 100,000 119,381
INDONESIA 0.2%
Republic of Indonesia,
4.15%, 9/20/2027 200,000 196,890
3.50%, 1/11/2028(a) 500,000 479,331
4.10%, 4/24/2028 1,000,000 979,795
2.85%, 2/14/2030(a) 500,000 452,834
4.65%, 9/20/2032 200,000 199,867
5.35%, 2/11/2049(a) 200,000 212,731
4.20%, 10/15/2050 200,000 177,405
5.65%, 1/11/2053 200,000 219,722
4.45%, 4/15/2070 200,000 180,709
3,099,284
ISRAEL 0.0%
†
State of Israel Government
Bond,
3.25%, 1/17/2028 200,000 186,500
3.38%, 1/15/2050 200,000 141,750
3.88%, 7/3/2050(a) 200,000 154,308
4.50%, 4/3/2120 200,000 155,998
638,556
ITALY 0.0%
†
Italian Republic Government
Bond,
5.38%, 6/15/2033 491,000 491,239
4.00%, 10/17/2049(a) 400,000 305,498
796,737
JAPAN 0.1%
Japan Bank for International
Cooperation,
2.38%, 4/20/2026 500,000 476,388
1.88%, 7/21/2026(a) 500,000 468,238
2.88%, 7/21/2027 500,000 475,754
3.50%, 10/31/2028 400,000 385,149
1.88%, 4/15/2031 800,000 674,379

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 73
Foreign Government Securities
Principal
Amount ($) Value ($)
Japan International
Cooperation Agency,
4.00%, 5/23/2028 450,000 443,094
2,923,002
MEXICO 0.2%
United Mexican States,
4.15%, 3/28/2027(a) 200,000 198,005
3.75%, 1/11/2028(a) 1,000,000 963,848
2.66%, 5/24/2031 700,000 591,730
4.88%, 5/19/2033(a) 200,000 192,740
6.75%, 9/27/2034 596,000 645,170
6.35%, 2/9/2035 200,000 209,518
6.05%, 1/11/2040(a) 400,000 403,326
4.75%, 3/8/2044 400,000 343,411
5.55%, 1/21/2045 300,000 285,929
4.60%, 1/23/2046 347,000 289,345
4.35%, 1/15/2047(a) 300,000 241,299
4.40%, 2/12/2052 200,000 158,158
6.34%, 5/4/2053 550,000 559,911
3.77%, 5/24/2061 200,000 135,469
5,217,859
PANAMA 0.1%
Republic of Panama,
3.88%, 3/17/2028 200,000 184,319
2.25%, 9/29/2032(a) 200,000 145,620
6.40%, 2/14/2035 200,000 195,014
6.70%, 1/26/2036 250,000 247,299
4.30%, 4/29/2053 500,000 334,043
6.85%, 3/28/2054 200,000 186,883
4.50%, 4/1/2056 400,000 267,936
3.87%, 7/23/2060 200,000 119,435
1,680,549
PERU 0.1%
Republic of Peru,
4.13%, 8/25/2027 175,000 171,094
2.78%, 1/23/2031 500,000 435,410
8.75%, 11/21/2033 300,000 376,983
3.00%, 1/15/2034 200,000 168,786
3.30%, 3/11/2041(a) 200,000 155,332
5.63%, 11/18/2050(a) 300,000 311,934
3.60%, 1/15/2072(a) 150,000 105,538
1,725,077
PHILIPPINES 0.1%
Republic of Philippines,
9.50%, 2/2/2030 500,000 628,750
2.46%, 5/5/2030 500,000 443,730
7.75%, 1/14/2031(a) 200,000 237,500
6.38%, 10/23/2034 500,000 565,970
3.70%, 2/2/2042 600,000 510,549
3.20%, 7/6/2046 400,000 309,000
5.50%, 1/17/2048 200,000 209,365
2,904,864
POLAND 0.0%
†
Republic of Poland,
4.88%, 10/4/2033 200,000 202,180
5.50%, 4/4/2053 200,000 208,067
410,247
Foreign Government Securities
Principal
Amount ($) Value ($)
SOUTH KOREA 0.1%
Export-Import Bank of Korea,
2.38%, 4/21/2027 1,000,000 932,509
4.50%, 9/15/2032 400,000 398,808
5.13%, 1/11/2033(a) 200,000 207,658
Republic of Korea,
5.63%, 11/3/2025 300,000 305,511
4.13%, 6/10/2044(a) 250,000 233,038
2,077,524
SWEDEN 0.1%
Svensk Exportkredit AB,
4.38%, 2/13/2026 500,000 498,983
4.13%, 6/14/2028 500,000 499,093
998,076
URUGUAY 0.1%
Oriental Republic of Uruguay,
4.38%, 10/27/2027 1,250,000 1,258,375
5.10%, 6/18/2050 700,000 701,987
4.98%, 4/20/2055 200,000 195,167
2,155,529
Total Foreign Government Securities
(cost $35,201,956)
32,521,712
Mortgage-Backed Securities 26 .6%
FHLMC Gold Pool
Pool# J09912
4.00%, 6/1/2024 7,494 7,425
Pool# C00351
8.00%, 7/1/2024 12 12
Pool# D60780
8.00%, 6/1/2025 163 163
Pool# G30267
5.00%, 8/1/2025 7,077 7,017
Pool# E02746
3.50%, 11/1/2025 24,727 24,337
Pool# J13883
3.50%, 12/1/2025 54,432 53,554
Pool# J14732
4.00%, 3/1/2026 31,773 31,387
Pool# E02896
3.50%, 5/1/2026 27,587 27,134
Pool# J18127
3.00%, 3/1/2027 51,183 49,813
Pool# J18702
3.00%, 3/1/2027 43,060 41,926
Pool# J19106
3.00%, 5/1/2027 19,452 18,923
Pool# J20471
3.00%, 9/1/2027 82,745 80,379
Pool# G14609
3.00%, 11/1/2027 142,146 137,987
Pool# C00566
7.50%, 12/1/2027 225 227
Pool# G15100
2.50%, 7/1/2028 65,816 63,265
Pool# C18271
7.00%, 11/1/2028 975 1,008

74 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FHLMC Gold Pool
Pool# C00678
7.00%, 11/1/2028 212 219
Pool# C00836
7.00%, 7/1/2029 209 216
Pool# C31285
7.00%, 9/1/2029 291 300
Pool# G18536
2.50%, 1/1/2030 1,019,601 969,983
Pool# C37436
8.00%, 1/1/2030 666 699
Pool# C36429
7.00%, 2/1/2030 440 454
Pool# C36306
7.00%, 2/1/2030 292 302
Pool# C00921
7.50%, 2/1/2030 455 470
Pool# G01108
7.00%, 4/1/2030 160 165
Pool# G18552
3.00%, 5/1/2030 374,468 360,971
Pool# U49055
3.00%, 6/1/2030 38,504 37,213
Pool# J32243
3.00%, 7/1/2030 301,583 290,003
Pool# J32257
3.00%, 7/1/2030 59,776 57,512
Pool# J32255
3.00%, 7/1/2030 58,373 56,174
Pool# C41561
8.00%, 8/1/2030 1,418 1,428
Pool# C01051
8.00%, 9/1/2030 742 780
Pool# C43550
7.00%, 10/1/2030 1,012 1,045
Pool# C44017
7.50%, 10/1/2030 330 330
Pool# C44957
8.00%, 11/1/2030 642 642
Pool# J33361
3.00%, 12/1/2030 134,836 129,865
Pool# G18578
3.00%, 12/1/2030 130,329 125,274
Pool# J33315
3.00%, 12/1/2030 60,271 57,978
Pool# C01103
7.50%, 12/1/2030 321 335
Pool# C46932
7.50%, 1/1/2031 486 488
Pool# G18587
3.00%, 2/1/2031 95,876 92,027
Pool# G18592
3.00%, 3/1/2031 104,069 99,826
Pool# C48206
7.50%, 3/1/2031 1,289 1,290
Pool# C91366
4.50%, 4/1/2031 33,426 33,275
Pool# G18601
3.00%, 5/1/2031 61,514 59,048
Pool# G18605
3.00%, 6/1/2031 35,743 34,310
Pool# J34627
3.00%, 6/1/2031 10,128 9,722
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FHLMC Gold Pool
Pool# C91377
4.50%, 6/1/2031 17,558 17,479
Pool# C53324
7.00%, 6/1/2031 1,188 1,227
Pool# J35107
2.50%, 8/1/2031 63,984 60,464
Pool# G01309
7.00%, 8/1/2031 418 431
Pool# G01311
7.00%, 9/1/2031 3,234 3,340
Pool# C01222
7.00%, 9/1/2031 474 490
Pool# G01315
7.00%, 9/1/2031 117 121
Pool# J35522
2.50%, 10/1/2031 241,964 228,586
Pool# C60012
7.00%, 11/1/2031 483 499
Pool# C61298
8.00%, 11/1/2031 1,832 1,834
Pool# J35957
2.50%, 12/1/2031 352,990 333,491
Pool# C61105
7.00%, 12/1/2031 4,021 4,153
Pool# C63171
7.00%, 1/1/2032 2,915 3,011
Pool# V61548
2.50%, 2/1/2032 339,829 320,519
Pool# D99004
3.50%, 3/1/2032 60,907 58,801
Pool# G30577
3.50%, 4/1/2032 131,209 126,848
Pool# G01391
7.00%, 4/1/2032 5,791 6,042
Pool# C01345
7.00%, 4/1/2032 2,234 2,311
Pool# C01370
8.00%, 4/1/2032 536 555
Pool# C01381
8.00%, 5/1/2032 7,388 7,751
Pool# C68290
7.00%, 6/1/2032 1,847 1,907
Pool# C68300
7.00%, 6/1/2032 672 695
Pool# D99266
3.50%, 7/1/2032 99,959 96,636
Pool# G01449
7.00%, 7/1/2032 3,688 3,821
Pool# C69908
7.00%, 8/1/2032 18,717 19,333
Pool# C91558
3.50%, 9/1/2032 19,549 18,873
Pool# G16407
2.50%, 1/1/2033 179,623 168,871
Pool# G16408
2.50%, 1/1/2033 127,300 119,725
Pool# G01536
7.00%, 3/1/2033 6,288 6,514
Pool# C01528
5.00%, 4/1/2033 27,475 27,959
Pool# G30646
3.00%, 5/1/2033 126,941 120,157

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 75
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FHLMC Gold Pool
Pool# G30642
3.00%, 5/1/2033 62,460 59,051
Pool# K90535
3.00%, 5/1/2033 28,212 26,704
Pool# G18693
4.00%, 5/1/2033 38,487 38,262
Pool# G18696
3.50%, 7/1/2033 10,861 10,678
Pool# A16419
6.50%, 11/1/2033 12,313 12,857
Pool# A21356
6.50%, 4/1/2034 38,248 40,236
Pool# C01851
6.50%, 4/1/2034 15,189 15,905
Pool# A24301
6.50%, 5/1/2034 23,274 24,238
Pool# A22067
6.50%, 5/1/2034 11,593 12,129
Pool# G18737
3.50%, 6/1/2034 70,937 69,560
Pool# A24988
6.50%, 7/1/2034 9,223 9,573
Pool# G01741
6.50%, 10/1/2034 4,845 5,023
Pool# G08023
6.50%, 11/1/2034 10,544 11,124
Pool# G01947
7.00%, 5/1/2035 4,899 5,060
Pool# G08073
5.50%, 8/1/2035 46,531 47,986
Pool# A37135
5.50%, 9/1/2035 85,288 87,956
Pool# A47368
5.00%, 10/1/2035 64,656 65,796
Pool# A38531
5.50%, 10/1/2035 115,176 118,185
Pool# A38255
5.50%, 10/1/2035 71,996 74,248
Pool# G08088
6.50%, 10/1/2035 44,099 46,368
Pool# A39759
5.50%, 11/1/2035 3,734 3,851
Pool# A40376
5.50%, 12/1/2035 1,950 2,011
Pool# A42305
5.50%, 1/1/2036 4,854 5,016
Pool# A41548
7.00%, 1/1/2036 5,786 5,976
Pool# G08111
5.50%, 2/1/2036 59,275 61,130
Pool# A43886
5.50%, 3/1/2036 214,471 221,180
Pool# A43885
5.50%, 3/1/2036 152,284 157,049
Pool# A43884
5.50%, 3/1/2036 58,677 60,361
Pool# A48378
5.50%, 3/1/2036 56,259 58,018
Pool# A43861
5.50%, 3/1/2036 29,925 30,860
Pool# G08116
5.50%, 3/1/2036 13,993 14,431
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FHLMC Gold Pool
Pool# A48735
5.50%, 5/1/2036 6,156 6,348
Pool# A53039
6.50%, 10/1/2036 39,886 41,658
Pool# G05254
5.00%, 1/1/2037 45,041 45,834
Pool# G04331
5.00%, 2/1/2037 45,204 46,000
Pool# G05941
6.00%, 2/1/2037 229,366 239,870
Pool# G03620
6.50%, 10/1/2037 1,564 1,658
Pool# G03721
6.00%, 12/1/2037 20,564 21,498
Pool# G03969
6.00%, 2/1/2038 22,615 23,618
Pool# C91982
3.50%, 3/1/2038 77,398 73,476
Pool# G04913
5.00%, 3/1/2038 79,961 81,369
Pool# G05299
4.50%, 6/1/2038 73,218 74,132
Pool# G04581
6.50%, 8/1/2038 41,075 42,489
Pool# C92013
3.50%, 9/1/2038 192,392 182,645
Pool# A81674
6.00%, 9/1/2038 157,435 162,736
Pool# G05459
5.50%, 5/1/2039 576,813 594,870
Pool# G05535
4.50%, 7/1/2039 219,043 218,981
Pool# A89500
4.50%, 10/1/2039 19,769 19,747
Pool# A91165
5.00%, 2/1/2040 880,433 895,994
Pool# G60342
4.50%, 5/1/2042 219,962 219,990
Pool# G60195
4.00%, 6/1/2042 290,395 282,871
Pool# Q08977
4.00%, 6/1/2042 59,872 58,240
Pool# Q09824
4.00%, 8/1/2042 37,083 36,134
Pool# Q11087
4.00%, 9/1/2042 45,883 44,382
Pool# G07158
3.50%, 10/1/2042 156,332 147,653
Pool# G07163
3.50%, 10/1/2042 136,587 129,315
Pool# Q11532
3.50%, 10/1/2042 110,981 104,865
Pool# Q12051
3.50%, 10/1/2042 86,232 81,570
Pool# Q12052
3.50%, 10/1/2042 36,531 34,548
Pool# C09020
3.50%, 11/1/2042 254,018 240,021
Pool# G07264
3.50%, 12/1/2042 230,810 217,996
Pool# Q14292
3.50%, 1/1/2043 65,344 61,770

76 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FHLMC Gold Pool
Pool# Q15884
3.00%, 2/1/2043 349,230 321,419
Pool# Q16470
3.00%, 3/1/2043 723,524 665,909
Pool# V80002
2.50%, 4/1/2043 292,016 257,456
Pool# Q16915
3.00%, 4/1/2043 263,325 242,573
Pool# Q17675
3.50%, 4/1/2043 275,302 260,698
Pool# Q18523
3.50%, 5/1/2043 277,180 261,215
Pool# Q18751
3.50%, 6/1/2043 370,526 349,184
Pool# G07410
3.50%, 7/1/2043 113,663 107,634
Pool# Q20332
3.50%, 7/1/2043 40,178 37,831
Pool# G07459
3.50%, 8/1/2043 331,173 312,236
Pool# G60038
3.50%, 1/1/2044 694,881 656,871
Pool# Q26869
4.00%, 6/1/2044 315,253 305,261
Pool# G07946
4.00%, 7/1/2044 10,236 9,929
Pool# Q28607
3.50%, 9/1/2044 122,485 115,166
Pool# G61231
3.50%, 9/1/2044 33,528 31,639
Pool# G08609
3.50%, 10/1/2044 107,468 100,436
Pool# Q30833
4.00%, 1/1/2045 13,780 13,303
Pool# G60400
4.50%, 1/1/2045 90,013 89,469
Pool# G07925
4.00%, 2/1/2045 28,384 27,508
Pool# Q34165
4.00%, 6/1/2045 190,753 184,156
Pool# V81873
4.00%, 8/1/2045 105,837 102,176
Pool# G08669
4.00%, 9/1/2045 161,615 156,024
Pool# V82126
3.50%, 12/1/2045 101,050 94,435
Pool# Q38199
3.50%, 1/1/2046 5,390 5,037
Pool# Q38357
4.00%, 1/1/2046 42,420 40,952
Pool# G61365
4.50%, 1/1/2046 32,555 32,358
Pool# G08697
3.00%, 3/1/2046 472,268 431,421
Pool# Q39364
3.50%, 3/1/2046 74,882 69,981
Pool# Q39434
3.50%, 3/1/2046 61,635 57,674
Pool# Q39440
4.00%, 3/1/2046 26,488 25,580
Pool# G08704
4.50%, 4/1/2046 16,310 16,208
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FHLMC Gold Pool
Pool# Q40097
4.50%, 4/1/2046 2,856 2,838
Pool# G60582
3.50%, 5/1/2046 185,382 174,065
Pool# Q40718
3.50%, 5/1/2046 61,938 57,883
Pool# G08707
4.00%, 5/1/2046 76,285 73,646
Pool# G08708
4.50%, 5/1/2046 11,036 10,969
Pool# Q40728
4.50%, 5/1/2046 957 949
Pool# Q41548
3.00%, 7/1/2046 71,175 65,063
Pool# Q41903
3.50%, 7/1/2046 88,089 82,323
Pool# Q41491
3.50%, 7/1/2046 9,320 8,710
Pool# G61791
4.00%, 7/1/2046 71,314 68,847
Pool# Q41947
4.50%, 7/1/2046 3,720 3,693
Pool# G08715
3.00%, 8/1/2046 476,249 434,170
Pool# Q42596
3.50%, 8/1/2046 75,989 71,284
Pool# Q42203
3.50%, 8/1/2046 19,766 18,505
Pool# G61237
3.50%, 8/1/2046 14,301 13,501
Pool# Q42393
3.50%, 8/1/2046 11,819 11,045
Pool# Q42680
4.00%, 8/1/2046 2,501 2,423
Pool# G08720
4.50%, 8/1/2046 9,357 9,297
Pool# G61323
3.00%, 9/1/2046 450,777 414,894
Pool# G08721
3.00%, 9/1/2046 260,822 237,589
Pool# V82617
3.50%, 9/1/2046 167,508 156,300
Pool# G08722
3.50%, 9/1/2046 51,415 48,240
Pool# G60733
4.50%, 9/1/2046 97,291 96,703
Pool# G60722
3.00%, 10/1/2046 757,477 690,552
Pool# Q44035
3.00%, 10/1/2046 369,794 336,053
Pool# G61815
4.00%, 10/1/2046 30,151 29,108
Pool# G61257
3.00%, 11/1/2046 727,420 660,826
Pool# Q44452
3.00%, 11/1/2046 166,623 151,355
Pool# G08732
3.00%, 11/1/2046 47,377 42,947
Pool# Q44473
3.50%, 11/1/2046 20,456 19,117
Pool# Q44223
3.50%, 11/1/2046 12,979 12,129

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 77
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FHLMC Gold Pool
Pool# G08734
4.00%, 11/1/2046 221,855 214,181
Pool# G08737
3.00%, 12/1/2046 1,579,564 1,434,297
Pool# G60989
3.00%, 12/1/2046 271,360 247,373
Pool# Q45878
3.00%, 12/1/2046 57,764 52,298
Pool# G08738
3.50%, 12/1/2046 1,003,121 937,452
Pool# Q45024
3.50%, 12/1/2046 73,567 68,007
Pool# G08741
3.00%, 1/1/2047 433,129 392,983
Pool# G08747
3.00%, 2/1/2047 819,781 743,757
Pool# G08748
3.50%, 2/1/2047 207,876 194,267
Pool# G08749
4.00%, 2/1/2047 344,323 332,409
Pool# G61890
4.00%, 2/1/2047 23,983 23,154
Pool# G08751
3.50%, 3/1/2047 309,230 288,985
Pool# Q47592
3.50%, 4/1/2047 52,918 49,453
Pool# Q47484
3.50%, 4/1/2047 11,818 11,044
Pool# G60988
3.00%, 5/1/2047 929,804 847,901
Pool# Q48098
3.50%, 5/1/2047 38,152 35,576
Pool# Q48237
4.50%, 5/1/2047 64,994 64,400
Pool# G61390
3.00%, 6/1/2047 718,337 651,783
Pool# Q48414
4.50%, 6/1/2047 45,280 44,210
Pool# Q48365
4.50%, 6/1/2047 15,013 14,888
Pool# G08770
3.50%, 7/1/2047 592,648 555,825
Pool# V83270
3.50%, 7/1/2047 120,736 112,831
Pool# G61339
3.00%, 8/1/2047 140,869 128,021
Pool# G08774
3.50%, 8/1/2047 65,007 60,751
Pool# Q49917
3.50%, 8/1/2047 49,591 46,344
Pool# Q53085
3.00%, 9/1/2047 153,101 139,995
Pool# G61295
3.50%, 9/1/2047 334,429 312,542
Pool# G08779
3.50%, 9/1/2047 177,268 164,366
Pool# G61622
3.00%, 10/1/2047 350,992 319,486
Pool# G08785
4.00%, 10/1/2047 20,367 19,507
Pool# Q52075
4.00%, 11/1/2047 120,206 116,261
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FHLMC Gold Pool
Pool# V83598
3.50%, 12/1/2047 53,145 49,665
Pool# G67707
3.50%, 1/1/2048 386,868 363,171
Pool# V83909
4.00%, 1/1/2048 142,818 138,198
Pool# G61311
3.50%, 2/1/2048 360,097 336,519
Pool# T65458
3.50%, 2/1/2048 65,273 59,623
Pool# G08801
4.00%, 2/1/2048 109,443 105,532
Pool# Q54460
4.00%, 2/1/2048 106,132 102,933
Pool# G61298
4.00%, 2/1/2048 51,653 49,818
Pool# Q54727
3.50%, 3/1/2048 149,735 139,931
Pool# Q55401
5.00%, 4/1/2048 30,337 30,550
Pool# V84237
3.50%, 5/1/2048 241,625 225,652
Pool# G08813
3.50%, 5/1/2048 27,000 25,195
Pool# G08820
4.50%, 5/1/2048 203,872 201,358
Pool# G08821
5.00%, 5/1/2048 8,032 8,083
Pool# G67712
4.00%, 6/1/2048 105,340 102,217
Pool# G67713
4.00%, 6/1/2048 87,252 84,188
Pool# G08817
4.00%, 6/1/2048 31,681 30,477
Pool# G08818
4.50%, 6/1/2048 109,167 107,832
Pool# Q56473
4.50%, 6/1/2048 27,737 27,384
Pool# Q56472
4.50%, 6/1/2048 24,918 24,636
Pool# G08827
4.50%, 7/1/2048 73,986 72,949
Pool# Q57401
4.50%, 7/1/2048 31,533 31,144
Pool# Q57402
4.50%, 7/1/2048 8,921 8,825
Pool# G08833
5.00%, 7/1/2048 3,072 3,094
Pool# G08831
4.00%, 8/1/2048 86,826 83,660
Pool# G08836
4.00%, 9/1/2048 348,666 335,953
Pool# G67716
4.50%, 10/1/2048 60,232 59,552
Pool# G08843
4.50%, 10/1/2048 26,089 25,754
Pool# V85044
4.00%, 12/1/2048 103,117 99,272
Pool# V85082
4.50%, 12/1/2048 19,168 18,922
Pool# G61846
4.00%, 1/1/2049 1,850 1,781

78 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FHLMC Gold Pool
Pool# V85139
4.50%, 1/1/2049 24,620 24,301
FHLMC Non Gold Pool
Pool# 1B8478
5.98%, 7/1/2041(b) 21,101 21,365
Pool# 2B0108
5.77%, 1/1/2042(b) 4,185 4,183
Pool# 2B1381
5.24%, 6/1/2043(b) 447 447
FHLMC UMBS Pool
Pool# ZT1998
4.00%, 7/1/2029 23,487 23,172
Pool# ZS7757
3.00%, 3/1/2030 241,294 232,796
Pool# SB0383
2.50%, 4/1/2032 583,634 550,601
Pool# ZS8701
3.50%, 6/1/2033 38,953 38,242
Pool# SB0218
3.00%, 10/1/2033 68,627 65,514
Pool# SB0366
3.50%, 2/1/2034 95,363 93,622
Pool# QN0248
3.00%, 7/1/2034 35,143 33,331
Pool# SB0095
3.50%, 7/1/2034 56,331 55,044
Pool# SB0069
3.00%, 9/1/2034 124,941 118,498
Pool# SB8021
3.00%, 12/1/2034 246,620 233,899
Pool# SB8500
2.50%, 7/1/2035 632,171 585,309
Pool# SB8505
2.50%, 10/1/2035 1,865,697 1,731,423
Pool# SB8506
2.00%, 2/1/2036 1,612,829 1,456,215
Pool# SB8508
2.00%, 2/1/2036 1,162,046 1,048,343
Pool# RC1826
2.00%, 2/1/2036 344,807 311,054
Pool# SB8092
1.50%, 3/1/2036 389,349 340,218
Pool# RC1887
2.00%, 3/1/2036 638,226 575,752
Pool# RC2049
2.00%, 6/1/2036 1,482,667 1,337,507
Pool# RC2045
2.00%, 6/1/2036 466,546 420,864
Pool# SB8112
2.50%, 7/1/2036 265,297 244,735
Pool# QN7405
2.00%, 8/1/2036 194,558 175,509
Pool# SB8119
2.00%, 9/1/2036 868,336 779,030
Pool# SB8140
1.50%, 2/1/2037 572,150 496,908
Pool# SB8144
1.50%, 3/1/2037 1,194,383 1,037,275
Pool# QN9700
1.50%, 3/1/2037 382,790 332,425
Pool# SB8148
2.00%, 4/1/2037 2,627,688 2,354,987
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FHLMC UMBS Pool
Pool# SB8154
2.50%, 5/1/2037 180,485 166,148
Pool# QA2237
3.00%, 7/1/2046 923,044 843,438
Pool# QA2226
3.00%, 7/1/2046 541,912 495,344
Pool# ZS4693
3.00%, 12/1/2046 722,444 655,072
Pool# ZM2339
3.50%, 1/1/2047 146,889 137,079
Pool# ZS4746
3.00%, 12/1/2047 354,765 319,498
Pool# ZA5785
4.50%, 10/1/2048 149,636 147,530
Pool# ZT1321
4.50%, 11/1/2048 183,001 180,372
Pool# ZA6139
4.50%, 12/1/2048 59,001 58,098
Pool# SD0295
3.00%, 2/1/2049 1,693,424 1,547,912
Pool# ZA6536
4.00%, 3/1/2049 66,939 64,249
Pool# ZA6380
4.00%, 3/1/2049 66,522 63,904
Pool# ZT1858
4.50%, 4/1/2049 34,423 33,854
Pool# QA8965
3.00%, 4/1/2050 516,167 461,256
Pool# RA2579
3.00%, 5/1/2050 244,884 218,415
Pool# RA3022
2.50%, 6/1/2050 552,251 472,752
Pool# SD7521
2.50%, 7/1/2050 813,605 704,921
Pool# RA3174
3.00%, 7/1/2050 511,139 459,424
Pool# SD8074
3.00%, 7/1/2050 234,894 209,906
Pool# SD7523
2.50%, 8/1/2050 212,787 184,039
Pool# RA3382
3.00%, 8/1/2050 509,621 453,667
Pool# SD0500
3.00%, 8/1/2050 37,750 34,006
Pool# SD0514
2.00%, 10/1/2050 785,218 649,492
Pool# RA3723
2.00%, 10/1/2050 258,446 213,419
Pool# SD8100
3.00%, 10/1/2050 1,534,193 1,364,879
Pool# RA3935
2.50%, 11/1/2050 2,390,012 2,045,949
Pool# RA3932
2.50%, 11/1/2050 1,434,453 1,234,177
Pool# RA3934
2.50%, 11/1/2050 722,522 617,165
Pool# RA3987
2.50%, 11/1/2050 311,545 266,695
Pool# RA4071
2.50%, 12/1/2050 837,115 715,308
Pool# RA4216
2.50%, 12/1/2050 767,673 655,275

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 79
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FHLMC UMBS Pool
Pool# SD0522
3.00%, 12/1/2050 491,357 437,130
Pool# RA4411
2.50%, 1/1/2051 1,760,969 1,507,525
Pool# RA4351
2.50%, 1/1/2051 946,667 808,380
Pool# RA4410
2.50%, 1/1/2051 615,564 526,018
Pool# RA4652
2.00%, 2/1/2051 2,969,643 2,452,219
Pool# RA4493
2.00%, 2/1/2051 1,392,676 1,143,268
Pool# QB9104
2.00%, 2/1/2051 740,761 607,723
Pool# RA4737
2.00%, 3/1/2051 2,673,755 2,194,107
Pool# RA4718
2.00%, 3/1/2051 1,185,168 978,666
Pool# SD7537
2.00%, 3/1/2051 626,190 513,859
Pool# SD8139
1.50%, 4/1/2051 899,753 702,843
Pool# SD8140
2.00%, 4/1/2051 5,042,253 4,132,128
Pool# SD8145
1.50%, 5/1/2051 1,781,295 1,390,997
Pool# SD8146
2.00%, 5/1/2051 9,105,141 7,466,072
Pool# QC2070
2.00%, 5/1/2051 123,613 102,141
Pool# SD0593
3.00%, 5/1/2051 1,781,042 1,611,838
Pool# RA5436
2.00%, 6/1/2051 375,721 308,041
Pool# RA5373
2.00%, 6/1/2051 316,044 260,878
Pool# SD8154
1.50%, 7/1/2051 1,794,481 1,399,346
Pool# RA5398
2.00%, 7/1/2051 1,073,714 886,294
Pool# QC5128
2.00%, 8/1/2051 302,526 249,297
Pool# SD8166
2.00%, 9/1/2051 1,794,447 1,466,562
Pool# RA6140
2.00%, 10/1/2051 1,275,680 1,043,713
Pool# RA6085
2.00%, 10/1/2051 755,585 626,540
Pool# RA6091
2.00%, 10/1/2051 722,466 596,056
Pool# RA6503
2.00%, 12/1/2051 8,785,986 7,179,526
Pool# RA6624
2.00%, 1/1/2052 5,726,321 4,679,300
Pool# SD0856
2.00%, 1/1/2052 1,419,907 1,161,810
Pool# SD8211
2.00%, 5/1/2052 10,041,185 8,212,786
Pool# RA7543
4.00%, 6/1/2052 207,566 196,338
Pool# SD8224
2.50%, 7/1/2052 2,804,965 2,385,460
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FHLMC UMBS Pool
Pool# RA7664
4.00%, 7/1/2052 472,663 447,046
Pool# SD1488
4.00%, 8/1/2052 526,716 498,211
Pool# SD1424
4.00%, 8/1/2052 442,634 418,717
Pool# RA7920
4.00%, 9/1/2052 542,828 513,338
Pool# SD2215
4.00%, 10/1/2052 569,535 543,655
Pool# SD7557
4.50%, 12/1/2052 1,319,995 1,289,647
Pool# RA8406
5.00%, 1/1/2053 660,011 654,620
Pool# RA8411
5.50%, 1/1/2053 190,796 194,249
Pool# QF5629
6.00%, 1/1/2053 470,619 486,760
Pool# SD7560
4.00%, 2/1/2053 939,555 900,018
Pool# SD8299
5.00%, 2/1/2053 2,226,666 2,202,860
Pool# RA8791
5.00%, 4/1/2053 471,535 466,735
Pool# RA8794
5.50%, 4/1/2053 975,969 990,806
Pool# SD2661
5.50%, 4/1/2053 657,238 661,138
Pool# SD8324
5.50%, 5/1/2053 1,210,390 1,215,283
Pool# RA9090
5.50%, 5/1/2053 961,279 966,064
Pool# SD2890
5.50%, 5/1/2053 383,994 389,781
Pool# SD2905
5.50%, 5/1/2053 233,169 234,701
Pool# RA9162
5.50%, 6/1/2053 483,123 487,852
Pool# SD3085
5.50%, 6/1/2053 230,502 232,821
Pool# SD3565
4.50%, 8/1/2053 190,369 184,625
Pool# SD3603
6.00%, 8/1/2053 1,776,143 1,823,979
Pool# SD8367
5.50%, 10/1/2053 2,369,941 2,379,949
Pool# SD4350
6.50%, 10/1/2053 182,791 187,338
Pool# RJ0527
6.50%, 12/1/2053 175,000 179,336
FNMA Pool
Pool# AC9890
4.68%, 4/1/2040(b) 168,292 166,532
Pool# AC9895
5.06%, 4/1/2040(b) 348,238 344,414
Pool# AJ1249
6.06%, 9/1/2041(b) 47,675 48,956
Pool# AK0714
4.26%, 2/1/2042(b) 6,523 6,528
Pool# AT4250
5.41%, 6/1/2043(b) 15,385 15,658

80 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FNMA Pool
Pool# BF0203
3.00%, 2/1/2047 418,659 377,080
Pool# BF0206
4.00%, 2/1/2047 251,030 235,476
Pool# BF0200
3.50%, 11/1/2051 176,478 164,800
Pool# BF0171
4.00%, 1/1/2057 153,167 145,095
Pool# BF0184
4.00%, 2/1/2057 174,183 165,003
FNMA UMBS Pool
Pool# AA2549
4.00%, 4/1/2024 1,278 1,269
Pool# 934863
4.00%, 6/1/2024 5,205 5,157
Pool# AC1374
4.00%, 8/1/2024 4,915 4,847
Pool# AC1529
4.50%, 9/1/2024 14,560 14,479
Pool# AD0244
4.50%, 10/1/2024 2,074 2,062
Pool# AD4089
4.50%, 5/1/2025 40,871 40,644
Pool# 890216
4.50%, 7/1/2025 6,136 6,102
Pool# AB1609
4.00%, 10/1/2025 19,622 19,365
Pool# AH1361
3.50%, 12/1/2025 19,189 18,716
Pool# AH1518
3.50%, 12/1/2025 9,319 9,090
Pool# AH5616
3.50%, 2/1/2026 60,214 59,144
Pool# AL0298
4.00%, 5/1/2026 56,202 55,453
Pool# AB4277
3.00%, 1/1/2027 117,592 114,390
Pool# AL1391
3.50%, 1/1/2027 1,792 1,737
Pool# AP4746
3.00%, 8/1/2027 32,459 31,511
Pool# AP7855
3.00%, 9/1/2027 196,375 190,432
Pool# AP4640
3.00%, 9/1/2027 22,268 21,336
Pool# AQ5096
3.00%, 11/1/2027 48,900 47,420
Pool# AB6887
3.00%, 11/1/2027 40,711 39,467
Pool# AQ4532
3.00%, 11/1/2027 34,838 33,346
Pool# AQ3758
3.00%, 11/1/2027 26,499 25,357
Pool# AB6886
3.00%, 11/1/2027 20,657 20,032
Pool# AQ7406
3.00%, 11/1/2027 18,135 17,376
Pool# AQ2884
3.00%, 12/1/2027 20,098 19,221
Pool# AS0487
2.50%, 9/1/2028 110,443 105,976
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FNMA UMBS Pool
Pool# 930998
4.50%, 4/1/2029 2,368 2,338
Pool# BM1507
2.50%, 12/1/2029 61,144 58,787
Pool# AL8077
3.50%, 12/1/2029 7,802 7,616
Pool# BM4299
3.00%, 3/1/2030 216,619 210,728
Pool# AS4874
3.00%, 4/1/2030 175,509 168,956
Pool# AS5412
2.50%, 7/1/2030 68,731 65,139
Pool# AS5420
3.00%, 7/1/2030 151,123 145,203
Pool# AL7152
3.50%, 7/1/2030 147,739 144,154
Pool# AS5702
2.50%, 8/1/2030 250,435 237,168
Pool# AZ4898
2.50%, 8/1/2030 161,918 153,704
Pool# AY8448
3.00%, 8/1/2030 527,145 506,341
Pool# AZ2953
3.00%, 9/1/2030 447,244 429,375
Pool# AZ5718
3.00%, 9/1/2030 291,107 279,878
Pool# AS6060
3.00%, 10/1/2030 338,486 325,100
Pool# AZ9234
3.50%, 10/1/2030 18,070 17,619
Pool# BA2993
3.00%, 11/1/2030 74,261 71,338
Pool# AS6174
3.50%, 11/1/2030 9,773 9,524
Pool# AS6272
2.50%, 12/1/2030 93,924 88,851
Pool# AS6295
3.00%, 12/1/2030 135,322 130,114
Pool# BA3545
3.00%, 12/1/2030 61,904 59,521
Pool# AH1515
4.00%, 12/1/2030 147,633 144,717
Pool# AD0716
6.50%, 12/1/2030 387,422 397,227
Pool# BA6532
2.50%, 1/1/2031 73,688 69,835
Pool# BM5016
3.00%, 1/1/2031 214,566 206,546
Pool# AB2121
4.00%, 1/1/2031 23,588 23,153
Pool# AL8060
3.00%, 2/1/2031 150,481 144,615
Pool# MA0641
4.00%, 2/1/2031 100,621 98,634
Pool# 560868
7.50%, 2/1/2031 410 410
Pool# AS6799
3.00%, 3/1/2031 114,476 109,732
Pool# BC0774
3.00%, 3/1/2031 66,334 63,708
Pool# AS6919
3.50%, 3/1/2031 7,787 7,589

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 81
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FNMA UMBS Pool
Pool# BC4410
3.50%, 3/1/2031 7,490 7,297
Pool# BC0320
3.50%, 3/1/2031 5,762 5,616
Pool# BC4430
3.00%, 4/1/2031 25,067 24,061
Pool# AL8565
3.00%, 6/1/2031 80,210 76,834
Pool# AL8566
3.00%, 6/1/2031 78,279 75,038
Pool# AL8561
3.50%, 6/1/2031 71,392 69,598
Pool# AS8028
2.50%, 9/1/2031 283,481 267,438
Pool# AL9378
3.00%, 9/1/2031 39,297 37,778
Pool# MA2775
2.50%, 10/1/2031 575,562 543,007
Pool# BM1888
2.50%, 10/1/2031 438,483 421,214
Pool# AS8038
2.50%, 10/1/2031 270,091 254,796
Pool# BC4777
2.50%, 10/1/2031 213,247 201,165
Pool# AL9323
2.50%, 10/1/2031 12,457 11,751
Pool# AS8612
3.00%, 10/1/2031 64,114 61,459
Pool# 607212
7.50%, 10/1/2031 2,586 2,587
Pool# MA0895
3.50%, 11/1/2031 102,379 98,889
Pool# MA2830
2.50%, 12/1/2031 227,577 214,697
Pool# BM3814
2.50%, 12/1/2031 155,556 146,769
Pool# AS8594
2.50%, 1/1/2032 182,995 172,631
Pool# AS8597
2.50%, 1/1/2032 155,070 146,288
Pool# AS8609
3.00%, 1/1/2032 115,231 110,036
Pool# AL9786
3.00%, 1/1/2032 100,435 96,552
Pool# AL9585
3.50%, 1/1/2032 41,165 40,079
Pool# BM1036
2.50%, 2/1/2032 825,873 779,136
Pool# BM4624
3.00%, 2/1/2032 114,389 109,632
Pool# AL9872
3.00%, 2/1/2032 86,265 82,635
Pool# AL9740
3.00%, 2/1/2032 80,800 77,156
Pool# AL9871
3.00%, 2/1/2032 52,367 50,199
Pool# AS8767
3.00%, 2/1/2032 9,475 9,064
Pool# BM1007
2.50%, 3/1/2032 250,722 235,577
Pool# AL9899
3.00%, 3/1/2032 15,576 14,905
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FNMA UMBS Pool
Pool# BM3269
2.50%, 4/1/2032 371,461 349,864
Pool# MA1029
3.50%, 4/1/2032 90,137 86,887
Pool# 545556
7.00%, 4/1/2032 1,611 1,677
Pool# AO2565
3.50%, 5/1/2032 22,008 21,154
Pool# AS9695
3.50%, 5/1/2032 17,988 17,502
Pool# 545605
7.00%, 5/1/2032 2,244 2,350
Pool# BM4088
3.00%, 6/1/2032 145,253 139,258
Pool# AO5103
3.50%, 6/1/2032 105,473 101,669
Pool# 890786
3.50%, 6/1/2032 18,379 17,879
Pool# MA1107
3.50%, 7/1/2032 12,992 12,523
Pool# FM1664
4.00%, 7/1/2032 47,100 46,463
Pool# 651361
7.00%, 7/1/2032 868 895
Pool# BM1669
3.00%, 8/1/2032 89,970 85,913
Pool# AP1990
3.50%, 8/1/2032 47,305 45,123
Pool# AP1997
3.50%, 8/1/2032 25,293 24,373
Pool# BH5355
3.50%, 8/1/2032 4,753 4,623
Pool# AO7202
3.50%, 9/1/2032 87,812 84,646
Pool# MA1166
3.50%, 9/1/2032 70,068 67,541
Pool# BM5167
3.50%, 9/1/2032 11,800 11,499
Pool# CA0586
2.50%, 10/1/2032 38,138 35,821
Pool# AP3673
3.50%, 10/1/2032 83,105 80,108
Pool# BH9391
3.50%, 10/1/2032 5,991 5,828
Pool# BM3389
3.00%, 11/1/2032 144,304 137,745
Pool# AB6962
3.50%, 11/1/2032 129,592 124,921
Pool# AQ3343
3.50%, 11/1/2032 76,305 73,555
Pool# BM3977
3.00%, 12/1/2032 211,483 201,876
Pool# CA0951
3.00%, 12/1/2032 117,705 112,408
Pool# FM1661
2.50%, 1/1/2033 393,449 374,040
Pool# BM4338
2.50%, 1/1/2033 240,324 226,739
Pool# BM3919
3.00%, 2/1/2033 133,472 127,436
Pool# BM3750
3.50%, 3/1/2033 117,638 114,399

82 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FNMA UMBS Pool
Pool# BM4129
3.50%, 4/1/2033 137,042 133,287
Pool# 555346
5.50%, 4/1/2033 25,572 26,332
Pool# 713560
5.50%, 4/1/2033 6,076 6,257
Pool# 694846
6.50%, 4/1/2033 2,089 2,190
Pool# AB9402
3.00%, 5/1/2033 148,930 140,598
Pool# AB9403
3.00%, 5/1/2033 64,967 61,335
Pool# AB9300
3.00%, 5/1/2033 52,105 49,189
Pool# BM4132
3.50%, 5/1/2033 106,676 104,729
Pool# MA3372
4.00%, 5/1/2033 88,441 87,639
Pool# 555421
5.00%, 5/1/2033 531,199 539,769
Pool# MA3393
4.00%, 6/1/2033 39,684 39,148
Pool# MA3427
4.00%, 7/1/2033 29,794 29,415
Pool# 720087
5.50%, 7/1/2033 94,829 97,653
Pool# 728721
5.50%, 7/1/2033 11,304 11,640
Pool# 555684
5.50%, 7/1/2033 3,333 3,432
Pool# MA1527
3.00%, 8/1/2033 523,763 494,445
Pool# 743235
5.50%, 10/1/2033 7,923 8,159
Pool# 750229
6.50%, 10/1/2033 15,333 16,077
Pool# FM2154
4.00%, 12/1/2033 81,000 79,939
Pool# 755872
5.50%, 12/1/2033 83,268 85,744
Pool# 725221
5.50%, 1/1/2034 2,232 2,299
Pool# 725223
5.50%, 3/1/2034 267 275
Pool# 725228
6.00%, 3/1/2034 207,961 216,104
Pool# 725425
5.50%, 4/1/2034 127,148 130,933
Pool# 725423
5.50%, 5/1/2034 12,632 13,008
Pool# 725594
5.50%, 7/1/2034 55,266 56,912
Pool# MA3739
3.50%, 8/1/2034 80,666 78,995
Pool# 788027
6.50%, 9/1/2034 19,595 20,313
Pool# MA3827
2.50%, 11/1/2034 469,507 436,884
Pool# FM1905
3.00%, 11/1/2034 57,372 54,413
Pool# 807310
7.00%, 11/1/2034 1,496 1,543
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FNMA UMBS Pool
Pool# FM2412
3.50%, 1/1/2035 31,465 30,812
Pool# 735141
5.50%, 1/1/2035 169,440 174,488
Pool# 889852
5.50%, 5/1/2035 4,456 4,589
Pool# FM5474
2.50%, 10/1/2035 443,223 411,317
Pool# MA4156
2.50%, 10/1/2035 358,082 329,658
Pool# FM4900
2.00%, 12/1/2035 57,268 51,661
Pool# 256023
6.00%, 12/1/2035 151,428 158,177
Pool# CA8793
2.00%, 2/1/2036 1,385,260 1,249,675
Pool# CA8736
2.00%, 2/1/2036 679,988 613,438
Pool# CA8789
2.00%, 2/1/2036 668,197 602,790
Pool# FM5908
2.00%, 2/1/2036 469,109 423,207
Pool# CA9141
2.00%, 2/1/2036 453,487 409,108
Pool# CA9145
2.00%, 2/1/2036 383,307 345,787
Pool# FM5571
2.00%, 2/1/2036 215,601 194,502
Pool# CA9435
2.00%, 3/1/2036 422,133 380,809
Pool# CA9475
2.00%, 3/1/2036 393,647 355,115
Pool# CA9441
2.50%, 3/1/2036 309,581 287,312
Pool# CB0262
2.00%, 4/1/2036 628,129 562,942
Pool# 745418
5.50%, 4/1/2036 25,064 25,811
Pool# FM7259
2.50%, 5/1/2036 273,376 252,274
Pool# 745516
5.50%, 5/1/2036 14,423 14,853
Pool# MA4360
2.00%, 6/1/2036 1,125,363 1,010,749
Pool# 889745
5.50%, 6/1/2036 2,693 2,773
Pool# CB1090
2.50%, 7/1/2036 163,078 150,439
Pool# FM8538
2.00%, 8/1/2036 215,815 194,683
Pool# 995065
5.50%, 9/1/2036 89,618 92,283
Pool# 888635
5.50%, 9/1/2036 60,532 62,333
Pool# MA4441
1.50%, 10/1/2036 250,537 217,753
Pool# MA4535
1.50%, 2/1/2037 4,256,143 3,696,638
Pool# MA4566
1.50%, 3/1/2037 1,901,243 1,651,241
Pool# MA4581
1.50%, 4/1/2037 499,413 433,850

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 83
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FNMA UMBS Pool
Pool# BT2234
2.00%, 4/1/2037 4,957,486 4,442,999
Pool# MA4582
2.00%, 4/1/2037 2,399,595 2,150,566
Pool# FS2950
2.50%, 4/1/2037 88,933 82,038
Pool# FS2035
2.00%, 5/1/2037 2,381,429 2,134,286
Pool# CB4006
2.00%, 5/1/2037 2,032,165 1,821,267
Pool# MA4628
2.50%, 6/1/2037 181,108 166,861
Pool# FS2497
1.50%, 8/1/2037 311,386 270,613
Pool# 995024
5.50%, 8/1/2037 33,379 34,374
Pool# 995050
6.00%, 9/1/2037 308,170 321,910
Pool# 955194
7.00%, 11/1/2037 32,548 34,538
Pool# 928940
7.00%, 12/1/2037 20,100 20,737
Pool# MA3389
4.00%, 6/1/2038 64,346 62,646
Pool# MA3464
3.50%, 9/1/2038 127,092 120,435
Pool# 990810
7.00%, 10/1/2038 39,597 40,853
Pool# AD8536
5.00%, 8/1/2040 99,198 100,807
Pool# AB1735
3.50%, 11/1/2040 4,636 4,401
Pool# AE9747
4.50%, 12/1/2040 351,813 351,360
Pool# AB2067
3.50%, 1/1/2041 137,864 130,885
Pool# 932888
3.50%, 1/1/2041 115,911 110,042
Pool# AB2068
3.50%, 1/1/2041 79,868 75,825
Pool# 932891
3.50%, 1/1/2041 20,936 19,811
Pool# AL3650
5.00%, 2/1/2041 6,719 6,826
Pool# AL6521
5.00%, 4/1/2041 581,561 590,982
Pool# AL0390
5.00%, 5/1/2041 199,090 202,297
Pool# AL5863
4.50%, 6/1/2041 1,143,080 1,146,225
Pool# AI9851
4.50%, 9/1/2041 21,372 21,340
Pool# AL0761
5.00%, 9/1/2041 66,982 68,034
Pool# BM3907
5.50%, 9/1/2041 149,892 154,354
Pool# AJ5431
4.50%, 10/1/2041 47,773 47,613
Pool# AJ4861
4.00%, 12/1/2041 63,142 61,420
Pool# AX5316
4.50%, 1/1/2042 35,518 35,472
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FNMA UMBS Pool
Pool# AL2499
4.50%, 1/1/2042 11,196 11,181
Pool# AW8167
3.50%, 2/1/2042 421,948 399,624
Pool# AB5185
3.50%, 5/1/2042 190,011 179,486
Pool# AO3575
4.50%, 5/1/2042 43,908 43,707
Pool# AO4647
3.50%, 6/1/2042 421,940 398,653
Pool# AO8036
4.50%, 7/1/2042 181,063 180,829
Pool# AP2092
4.50%, 8/1/2042 11,064 10,929
Pool# AP6579
3.50%, 9/1/2042 366,199 346,460
Pool# AL2782
4.50%, 9/1/2042 63,232 63,111
Pool# AB6524
3.50%, 10/1/2042 582,563 548,732
Pool# AB7074
3.00%, 11/1/2042 334,435 307,372
Pool# AP8785
3.00%, 11/1/2042 109,094 100,275
Pool# AL2677
3.50%, 11/1/2042 378,661 357,923
Pool# AB6786
3.50%, 11/1/2042 197,498 186,191
Pool# MA1273
3.50%, 12/1/2042 159,412 150,417
Pool# AR4210
3.50%, 1/1/2043 97,162 91,518
Pool# AT4040
3.00%, 3/1/2043 88,433 81,276
Pool# AR8213
3.50%, 4/1/2043 83,605 79,198
Pool# AB9238
3.00%, 5/1/2043 553,896 509,069
Pool# AB9237
3.00%, 5/1/2043 440,680 405,014
Pool# AB9236
3.00%, 5/1/2043 140,480 129,111
Pool# AB9362
3.50%, 5/1/2043 567,530 534,799
Pool# AT4145
3.00%, 6/1/2043 163,569 150,330
Pool# AB9814
3.00%, 7/1/2043 521,395 479,198
Pool# AT6871
3.00%, 7/1/2043 64,875 59,549
Pool# AS0203
3.00%, 8/1/2043 404,672 371,920
Pool# AS0255
4.50%, 8/1/2043 142,719 141,654
Pool# AS0516
3.00%, 9/1/2043 277,440 254,891
Pool# AL4471
4.00%, 9/1/2043 209,781 204,059
Pool# AL6951
3.50%, 10/1/2043 276,386 260,688
Pool# BM4222
3.00%, 1/1/2044 382,263 351,360

84 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FNMA UMBS Pool
Pool# AS2276
4.50%, 4/1/2044 217,117 215,497
Pool# AW1006
4.00%, 5/1/2044 80,407 78,213
Pool# AL7767
4.50%, 6/1/2044 19,402 18,994
Pool# AS3161
4.00%, 8/1/2044 475,278 458,203
Pool# BM4650
3.00%, 10/1/2044 692,162 636,208
Pool# CA0688
3.50%, 10/1/2044 169,673 159,686
Pool# BC5090
4.00%, 10/1/2044 39,748 38,435
Pool# AS3946
4.00%, 12/1/2044 540,497 521,851
Pool# AL8303
3.00%, 1/1/2045 122,033 112,168
Pool# BM4384
4.00%, 1/1/2045 205,045 198,861
Pool# BM3611
4.00%, 1/1/2045 170,775 166,117
Pool# BM3804
3.50%, 2/1/2045 75,582 71,193
Pool# AL9555
4.00%, 2/1/2045 1,085,410 1,056,273
Pool# AX9524
4.00%, 2/1/2045 634,963 614,888
Pool# AS4418
4.00%, 2/1/2045 416,300 403,243
Pool# AS4375
4.00%, 2/1/2045 290,397 281,216
Pool# AL6889
4.50%, 2/1/2045 67,323 66,821
Pool# BM3931
3.00%, 3/1/2045 337,376 310,105
Pool# AY1312
3.50%, 3/1/2045 1,016,842 951,409
Pool# AX9567
3.50%, 3/1/2045 58,812 54,889
Pool# BM4975
4.00%, 3/1/2045 83,201 80,332
Pool# AS4578
4.00%, 3/1/2045 81,756 79,172
Pool# BM3664
3.00%, 5/1/2045 374,999 344,685
Pool# AS4921
3.50%, 5/1/2045 488,578 457,583
Pool# AS5012
4.00%, 5/1/2045 789,296 764,635
Pool# BM5562
4.00%, 6/1/2045 149,821 145,627
Pool# AS5312
3.50%, 7/1/2045 102,856 96,383
Pool# AZ7111
4.00%, 7/1/2045 10,992 10,597
Pool# AZ9866
4.00%, 8/1/2045 8,232 7,878
Pool# AL7207
4.50%, 8/1/2045 85,844 85,203
Pool# AL9634
3.50%, 10/1/2045 62,837 59,385
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FNMA UMBS Pool
Pool# BA2164
3.00%, 11/1/2045 87,396 79,895
Pool# AS6311
3.50%, 12/1/2045 806,648 752,829
Pool# AS6282
3.50%, 12/1/2045 736,477 690,241
Pool# BC0326
3.50%, 12/1/2045 471,068 439,639
Pool# BC0092
3.50%, 12/1/2045 43,546 40,640
Pool# BC0475
3.50%, 12/1/2045 34,062 31,789
Pool# AS6362
4.50%, 12/1/2045 14,787 14,677
Pool# AS6474
3.50%, 1/1/2046 185,376 174,907
Pool# AS6539
3.50%, 1/1/2046 170,224 160,598
Pool# AL9849
3.50%, 1/1/2046 95,255 89,727
Pool# AS6527
4.00%, 1/1/2046 115,444 111,296
Pool# BC0178
4.50%, 1/1/2046 2,048 2,031
Pool# BC1158
3.50%, 2/1/2046 630,936 588,839
Pool# BC2667
4.00%, 2/1/2046 17,949 17,304
Pool# BC0605
4.00%, 2/1/2046 14,182 13,672
Pool# AL9781
4.50%, 2/1/2046 165,190 164,408
Pool# BC0300
3.50%, 3/1/2046 470,499 439,105
Pool# BM4621
3.50%, 3/1/2046 242,175 228,771
Pool# AS6833
3.50%, 3/1/2046 10,368 9,689
Pool# AS6795
4.00%, 3/1/2046 56,902 54,796
Pool# BA6972
4.00%, 3/1/2046 20,772 20,026
Pool# BC0311
4.50%, 3/1/2046 2,503 2,481
Pool# BC0823
3.50%, 4/1/2046 76,977 71,841
Pool# BA7692
3.50%, 4/1/2046 9,976 9,311
Pool# AS7026
4.00%, 4/1/2046 44,240 42,664
Pool# AS7171
3.50%, 5/1/2046 20,170 18,824
Pool# AS7251
4.00%, 5/1/2046 8,050 7,761
Pool# AS7387
3.50%, 6/1/2046 59,028 55,089
Pool# AL8833
4.00%, 6/1/2046 502,621 486,610
Pool# AS7594
3.50%, 7/1/2046 426,561 398,096
Pool# AS7593
3.50%, 7/1/2046 394,383 368,066

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 85
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FNMA UMBS Pool
Pool# AL8824
3.50%, 7/1/2046 110,582 104,338
Pool# AS7545
3.50%, 7/1/2046 105,224 98,202
Pool# AS7490
3.50%, 7/1/2046 76,937 72,141
Pool# BC1452
4.00%, 7/1/2046 779,970 752,250
Pool# BD5180
4.50%, 7/1/2046 1,208 1,197
Pool# MA2705
3.00%, 8/1/2046 386,692 352,184
Pool# BC1489
3.00%, 8/1/2046 89,423 81,548
Pool# BD4890
3.50%, 8/1/2046 496,252 463,139
Pool# BC9501
3.50%, 8/1/2046 18,040 16,807
Pool# AS7760
4.00%, 8/1/2046 83,896 80,882
Pool# AS7648
4.00%, 8/1/2046 38,823 37,440
Pool# AS7795
4.00%, 8/1/2046 32,269 31,119
Pool# BD3911
4.00%, 8/1/2046 7,010 6,758
Pool# BD3923
4.00%, 8/1/2046 6,122 5,902
Pool# AS7770
4.50%, 8/1/2046 22,319 22,134
Pool# BD5232
4.50%, 8/1/2046 4,238 4,198
Pool# AL8947
3.50%, 9/1/2046 140,823 131,427
Pool# BD4944
3.50%, 9/1/2046 11,111 10,370
Pool# AL9263
3.00%, 10/1/2046 133,022 120,812
Pool# AL9234
3.50%, 10/1/2046 54,678 51,537
Pool# BM3932
3.50%, 10/1/2046 32,106 29,963
Pool# AS8125
3.50%, 10/1/2046 30,828 28,771
Pool# FM1871
4.00%, 10/1/2046 77,309 75,201
Pool# BC4766
4.50%, 10/1/2046 25,401 25,212
Pool# AS8154
4.50%, 10/1/2046 8,085 8,018
Pool# FM1368
3.00%, 11/1/2046 741,300 677,672
Pool# MA2806
3.00%, 11/1/2046 258,463 234,759
Pool# BC9003
3.00%, 11/1/2046 103,559 94,061
Pool# AS8369
3.50%, 11/1/2046 411,104 383,669
Pool# BE5067
3.50%, 11/1/2046 273,217 254,991
Pool# BE0065
3.50%, 11/1/2046 10,904 10,207
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FNMA UMBS Pool
Pool# BE5038
4.00%, 11/1/2046 9,580 9,309
Pool# MA2833
3.00%, 12/1/2046 2,169,703 1,969,148
Pool# AS8483
3.00%, 12/1/2046 514,466 466,170
Pool# BC9067
3.00%, 12/1/2046 253,376 229,955
Pool# AS8488
3.00%, 12/1/2046 201,003 182,554
Pool# AS8509
3.00%, 12/1/2046 64,994 59,154
Pool# BM1121
3.50%, 12/1/2046 412,804 387,415
Pool# AS8492
3.50%, 12/1/2046 406,837 383,963
Pool# AS8572
3.50%, 12/1/2046 298,443 278,527
Pool# AS8417
3.50%, 12/1/2046 249,244 232,611
Pool# BE4224
3.50%, 12/1/2046 10,313 9,625
Pool# AS8650
3.00%, 1/1/2047 883,653 800,698
Pool# AL9697
3.00%, 1/1/2047 505,528 459,855
Pool# AS8647
3.00%, 1/1/2047 381,502 345,928
Pool# BE5775
3.00%, 1/1/2047 331,755 298,457
Pool# AL9774
3.50%, 1/1/2047 268,977 254,626
Pool# BM3204
3.50%, 1/1/2047 209,242 197,487
Pool# BD2440
3.50%, 1/1/2047 147,022 137,211
Pool# AS8692
3.50%, 1/1/2047 132,792 124,061
Pool# BD2450
3.50%, 1/1/2047 102,789 96,088
Pool# BE6548
3.50%, 1/1/2047 53,453 49,886
Pool# BE5856
4.50%, 1/1/2047 6,664 6,604
Pool# BE7115
4.50%, 1/1/2047 6,290 6,218
Pool# BE6503
4.50%, 1/1/2047 3,581 3,545
Pool# BM3908
5.50%, 1/1/2047 30,389 31,295
Pool# MA2895
3.00%, 2/1/2047 2,762,646 2,503,292
Pool# BM3688
3.50%, 2/1/2047 332,888 310,678
Pool# BD5046
3.50%, 2/1/2047 62,148 58,001
Pool# BM5274
4.00%, 2/1/2047 56,819 54,778
Pool# BE8495
4.50%, 2/1/2047 3,564 3,528
Pool# BE7869
4.50%, 2/1/2047 2,873 2,839

86 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FNMA UMBS Pool
Pool# AL9859
3.00%, 3/1/2047 821,238 744,734
Pool# AL9848
3.00%, 3/1/2047 269,049 243,985
Pool# BM5383
4.00%, 3/1/2047 37,303 35,962
Pool# AS8966
4.00%, 3/1/2047 22,927 22,102
Pool# AS8979
4.50%, 3/1/2047 36,678 36,359
Pool# BE9247
4.50%, 3/1/2047 4,042 4,002
Pool# BM3707
2.50%, 4/1/2047 144,927 125,770
Pool# AS9463
3.50%, 4/1/2047 114,921 107,852
Pool# AS9451
3.50%, 4/1/2047 77,847 72,652
Pool# BD7122
4.00%, 4/1/2047 345,251 332,913
Pool# AS9467
4.00%, 4/1/2047 184,102 177,485
Pool# AS9470
4.50%, 4/1/2047 121,798 120,613
Pool# BH0304
4.50%, 4/1/2047 6,194 6,124
Pool# AS9562
3.00%, 5/1/2047 57,052 51,449
Pool# BM3237
3.50%, 5/1/2047 280,462 263,177
Pool# AS9577
3.50%, 5/1/2047 104,560 96,612
Pool# BM1268
4.00%, 5/1/2047 208,354 200,866
Pool# BE3670
3.50%, 6/1/2047 109,793 102,465
Pool# AS9794
3.50%, 6/1/2047 98,528 92,788
Pool# AS9747
4.00%, 6/1/2047 507,913 489,832
Pool# BM3549
4.00%, 6/1/2047 212,712 205,121
Pool# BE3702
4.00%, 6/1/2047 75,045 72,118
Pool# BM1295
4.50%, 6/1/2047 77,555 76,832
Pool# BE9624
4.50%, 6/1/2047 10,845 10,662
Pool# BM3801
3.00%, 7/1/2047 453,521 411,600
Pool# AS9938
3.50%, 7/1/2047 112,156 105,832
Pool# BM1551
3.50%, 7/1/2047 97,289 91,304
Pool# AS9909
3.50%, 7/1/2047 54,901 51,523
Pool# BM1492
4.00%, 7/1/2047 362,218 349,200
Pool# AS9973
4.00%, 7/1/2047 23,270 22,433
Pool# 890673
3.00%, 8/1/2047 226,685 206,222
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FNMA UMBS Pool
Pool# MA3087
3.50%, 8/1/2047 184,862 172,415
Pool# CA0240
3.50%, 8/1/2047 95,708 89,320
Pool# BM1658
3.50%, 8/1/2047 77,573 72,738
Pool# BH7375
3.50%, 8/1/2047 62,870 58,675
Pool# CA0123
4.00%, 8/1/2047 289,479 279,174
Pool# BH2597
4.00%, 8/1/2047 176,384 169,972
Pool# BH5359
4.00%, 8/1/2047 108,533 104,633
Pool# CA0133
4.00%, 8/1/2047 33,266 32,057
Pool# BM5787
4.00%, 8/1/2047 10,166 9,810
Pool# CA0407
3.50%, 9/1/2047 151,000 140,922
Pool# BH4004
4.00%, 9/1/2047 163,603 157,706
Pool# BM3556
4.00%, 9/1/2047 97,723 94,953
Pool# CA0392
4.00%, 9/1/2047 65,199 62,745
Pool# CA0265
4.00%, 9/1/2047 19,645 18,941
Pool# CA0487
3.50%, 10/1/2047 394,331 368,012
Pool# BM1959
3.50%, 10/1/2047 282,806 266,904
Pool# CA0493
4.00%, 10/1/2047 180,500 173,938
Pool# BM3015
4.00%, 10/1/2047 122,536 118,706
Pool# CA0549
4.00%, 10/1/2047 106,741 102,860
Pool# CA0496
4.50%, 10/1/2047 128,343 126,909
Pool# CA0623
4.50%, 10/1/2047 28,676 28,383
Pool# CA0693
3.50%, 11/1/2047 280,512 261,791
Pool# CA0680
3.50%, 11/1/2047 139,036 131,195
Pool# BM3358
3.50%, 11/1/2047 125,501 118,446
Pool# CA0696
4.00%, 11/1/2047 307,327 295,403
Pool# BM3191
4.00%, 11/1/2047 61,978 59,744
Pool# CA0808
4.00%, 11/1/2047 50,922 49,235
Pool# BM3379
3.00%, 12/1/2047 411,145 374,328
Pool# BJ2492
3.50%, 12/1/2047 178,041 166,158
Pool# MA3211
4.00%, 12/1/2047 466,995 450,931
Pool# BJ1699
4.00%, 12/1/2047 142,385 138,375

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 87
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FNMA UMBS Pool
Pool# MA3238
3.50%, 1/1/2048 290,132 270,768
Pool# CA0991
3.50%, 1/1/2048 285,421 269,231
Pool# CA1015
4.00%, 1/1/2048 183,406 177,151
Pool# CA1025
4.50%, 1/1/2048 230,275 227,154
Pool# CA1189
3.50%, 2/1/2048 1,153,292 1,077,945
Pool# BH9280
3.50%, 2/1/2048 607,288 569,681
Pool# CA1242
3.50%, 2/1/2048 139,687 132,206
Pool# MA3277
4.00%, 2/1/2048 10,520 10,131
Pool# BJ8271
4.50%, 2/1/2048 261,941 258,391
Pool# BJ8269
4.50%, 2/1/2048 178,388 176,339
Pool# BK1586
4.50%, 2/1/2048 174,434 172,087
Pool# BJ8270
4.50%, 2/1/2048 158,242 156,327
Pool# CA4341
3.00%, 3/1/2048 99,951 89,948
Pool# MA3305
3.50%, 3/1/2048 31,294 29,171
Pool# BK1972
4.50%, 3/1/2048 47,866 47,382
Pool# BJ0640
5.00%, 3/1/2048 13,136 13,211
Pool# CA1531
3.50%, 4/1/2048 107,221 101,400
Pool# CA1510
3.50%, 4/1/2048 59,607 55,628
Pool# CA1551
4.00%, 4/1/2048 455,185 437,096
Pool# CA1560
4.50%, 4/1/2048 94,175 92,791
Pool# BJ2681
5.00%, 4/1/2048 35,770 35,943
Pool# MA3348
5.00%, 4/1/2048 3,125 3,143
Pool# BM4024
3.50%, 5/1/2048 68,365 64,719
Pool# MA3358
4.50%, 5/1/2048 140,080 137,078
Pool# MA3374
5.00%, 5/1/2048 9,787 9,840
Pool# CA1898
4.50%, 6/1/2048 117,247 115,648
Pool# CA1951
4.00%, 7/1/2048 115,502 111,171
Pool# BK6577
4.50%, 7/1/2048 9,618 9,423
Pool# CA1988
4.50%, 7/1/2048 3,644 3,589
Pool# BK4766
4.50%, 8/1/2048 194,275 191,684
Pool# CA2376
4.00%, 9/1/2048 109,809 105,601
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FNMA UMBS Pool
Pool# MA3472
5.00%, 9/1/2048 12,233 12,310
Pool# MA3495
4.00%, 10/1/2048 159,022 152,944
Pool# BM4664
4.50%, 10/1/2048 72,820 71,797
Pool# CA2493
4.50%, 10/1/2048 70,950 69,930
Pool# BM5024
3.00%, 11/1/2048 521,518 469,646
Pool# FM1001
3.50%, 11/1/2048 37,639 35,127
Pool# MA3521
4.00%, 11/1/2048 169,094 161,760
Pool# MA3536
4.00%, 12/1/2048 126,761 121,865
Pool# CA2779
4.50%, 12/1/2048 244,741 241,275
Pool# BN0340
4.50%, 12/1/2048 191,172 187,832
Pool# BM5212
4.50%, 12/1/2048 53,633 52,856
Pool# FM2888
3.50%, 1/1/2049 1,323,087 1,234,782
Pool# MA3563
4.00%, 1/1/2049 1,859,509 1,787,675
Pool# BN3944
4.00%, 1/1/2049 80,953 77,826
Pool# BN3960
4.50%, 1/1/2049 130,602 128,713
Pool# BN6135
4.00%, 2/1/2049 60,855 58,320
Pool# FM2337
4.50%, 2/1/2049 197,746 194,907
Pool# CA3387
4.00%, 4/1/2049 278,679 268,867
Pool# CA3394
5.00%, 4/1/2049 24,852 24,960
Pool# CA3489
4.00%, 5/1/2049 201,844 194,737
Pool# MA3665
4.50%, 5/1/2049 204,803 201,692
Pool# FM1051
4.50%, 5/1/2049 111,989 110,280
Pool# FM7504
3.50%, 6/1/2049 270,421 252,385
Pool# CA3669
4.00%, 6/1/2049 300,776 289,293
Pool# CA3639
4.00%, 6/1/2049 107,351 103,027
Pool# FM8304
4.00%, 7/1/2049 582,571 559,577
Pool# CA3825
4.00%, 7/1/2049 240,367 232,617
Pool# FM7105
3.50%, 8/1/2049 178,331 166,439
Pool# BO5494
3.00%, 11/1/2049 81,887 73,733
Pool# FM2170
4.00%, 11/1/2049 254,292 244,680
Pool# BO6225
3.00%, 12/1/2049 664,833 594,378

88 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FNMA UMBS Pool
Pool# BO5380
3.00%, 12/1/2049 95,295 85,806
Pool# MA3873
4.00%, 12/1/2049 112,789 107,977
Pool# CA5152
3.00%, 2/1/2050 214,456 191,670
Pool# FM2887
3.00%, 3/1/2050 435,829 390,801
Pool# FM0077
3.00%, 3/1/2050 108,168 96,632
Pool# CA5510
3.00%, 4/1/2050 364,165 325,680
Pool# MA4048
3.00%, 6/1/2050 285,935 255,338
Pool# MA4077
2.00%, 7/1/2050 980,064 806,933
Pool# BP6466
3.00%, 7/1/2050 992,079 883,856
Pool# FM6159
3.00%, 7/1/2050 689,226 614,039
Pool# CA6598
2.50%, 8/1/2050 849,553 731,057
Pool# MA4097
3.00%, 8/1/2050 76,803 68,512
Pool# BQ4909
2.00%, 9/1/2050 1,690,908 1,394,160
Pool# CA6985
2.00%, 9/1/2050 887,502 730,264
Pool# FM4226
2.50%, 9/1/2050 2,145,460 1,840,655
Pool# FM4231
2.50%, 9/1/2050 1,997,951 1,713,732
Pool# FM4222
2.50%, 9/1/2050 498,688 432,137
Pool# CA7029
2.50%, 9/1/2050 476,514 412,892
Pool# CA7972
3.00%, 9/1/2050 579,581 515,697
Pool# CA7572
2.50%, 10/1/2050 2,910,729 2,519,143
Pool# CA7368
2.50%, 10/1/2050 1,215,760 1,040,919
Pool# CA7369
2.50%, 10/1/2050 926,342 793,120
Pool# MA4181
1.50%, 11/1/2050 877,283 686,077
Pool# CA7573
2.50%, 11/1/2050 4,215,312 3,644,913
Pool# FM4859
2.50%, 11/1/2050 1,026,616 880,490
Pool# FM4808
2.50%, 11/1/2050 809,169 692,552
Pool# FM5169
3.00%, 11/1/2050 524,168 466,392
Pool# FM5480
3.00%, 11/1/2050 515,752 458,904
Pool# FM4969
2.00%, 12/1/2050 1,702,911 1,405,063
Pool# CA8442
2.00%, 1/1/2051 2,056,750 1,700,892
Pool# FM6360
3.00%, 1/1/2051 560,240 498,170
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FNMA UMBS Pool
Pool# FM6031
2.00%, 2/1/2051 2,565,627 2,099,462
Pool# CA8823
2.00%, 2/1/2051 1,080,483 887,024
Pool# CA8893
2.00%, 2/1/2051 1,062,416 871,738
Pool# BQ9747
2.00%, 2/1/2051 791,160 649,068
Pool# FM6135
2.00%, 2/1/2051 580,780 476,833
Pool# CA8866
2.50%, 2/1/2051 684,572 587,243
Pool# MA4280
1.50%, 3/1/2051 3,578,788 2,791,920
Pool# FM6554
2.00%, 3/1/2051 1,923,244 1,578,233
Pool# MA4281
2.00%, 3/1/2051 1,765,723 1,449,695
Pool# FM6569
2.50%, 3/1/2051 2,164,399 1,847,983
Pool# FM7677
2.50%, 3/1/2051 2,085,236 1,787,955
Pool# FM7460
4.00%, 3/1/2051 751,245 721,652
Pool# FM6834
2.00%, 4/1/2051 2,336,367 1,917,240
Pool# CB0235
2.00%, 4/1/2051 1,232,942 1,016,802
Pool# CB0149
2.00%, 4/1/2051 324,191 267,771
Pool# BR7647
2.00%, 4/1/2051 226,734 187,273
Pool# BR7703
2.50%, 4/1/2051 357,863 306,332
Pool# MA4325
2.00%, 5/1/2051 926,309 759,752
Pool# CB0400
2.00%, 5/1/2051 309,201 257,778
Pool# CB0514
2.50%, 5/1/2051 1,306,119 1,123,401
Pool# FS3950
3.00%, 5/1/2051 1,226,249 1,094,569
Pool# FS1463
4.00%, 5/1/2051 273,226 261,377
Pool# CB0684
2.00%, 6/1/2051 1,309,450 1,079,255
Pool# CB0819
2.00%, 6/1/2051 1,200,225 989,289
Pool# FM7719
2.00%, 6/1/2051 853,688 699,836
Pool# FM8630
1.50%, 7/1/2051 1,421,051 1,109,476
Pool# MA4378
2.00%, 7/1/2051 2,084,898 1,708,707
Pool# CB1110
2.00%, 7/1/2051 554,634 454,161
Pool# FM8160
2.50%, 7/1/2051 634,484 547,303
Pool# FM8007
2.50%, 7/1/2051 420,593 360,068
Pool# CB1065
2.50%, 7/1/2051 344,205 293,262

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 89
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FNMA UMBS Pool
Pool# CB1133
2.50%, 7/1/2051 288,132 245,787
Pool# CB1330
2.50%, 8/1/2051 1,535,420 1,314,581
Pool# FM8011
2.50%, 8/1/2051 1,270,299 1,092,005
Pool# CB1400
3.00%, 8/1/2051 40,657 36,422
Pool# MA4437
2.00%, 10/1/2051 10,302,659 8,435,153
Pool# BU1052
2.00%, 10/1/2051 474,452 393,319
Pool# FM9082
2.00%, 10/1/2051 473,645 390,931
Pool# FM9081
2.00%, 10/1/2051 178,042 146,951
Pool# FS1215
2.50%, 10/1/2051 1,074,868 915,226
Pool# FS1473
3.50%, 10/1/2051 1,237,519 1,154,918
Pool# MA4464
1.50%, 11/1/2051 1,813,819 1,412,840
Pool# CB2038
2.00%, 11/1/2051 5,631,099 4,613,711
Pool# FM9450
2.00%, 11/1/2051 1,879,699 1,542,594
Pool# MA4465
2.00%, 11/1/2051 1,808,954 1,480,680
Pool# FM9411
2.00%, 11/1/2051 1,790,521 1,465,231
Pool# CB2148
2.00%, 11/1/2051 886,054 726,805
Pool# MA4466
2.50%, 11/1/2051 5,352,770 4,556,405
Pool# FM9491
2.50%, 11/1/2051 743,271 634,893
Pool# FM9494
2.50%, 11/1/2051 480,289 411,509
Pool# BU5908
2.00%, 12/1/2051 3,454,955 2,863,491
Pool# CB2297
2.50%, 12/1/2051 4,439,282 3,803,209
Pool# MA4493
2.50%, 12/1/2051 3,438,498 2,926,834
Pool# FM9543
2.50%, 12/1/2051 2,607,996 2,234,304
Pool# CB2410
2.50%, 12/1/2051 1,876,328 1,607,195
Pool# FM9806
2.50%, 12/1/2051 1,632,258 1,398,374
Pool# FM9864
2.50%, 12/1/2051 953,741 819,266
Pool# CB2469
2.50%, 12/1/2051 870,248 744,776
Pool# FM9697
2.50%, 12/1/2051 431,686 370,857
Pool# FS1192
2.00%, 1/1/2052 4,452,341 3,649,908
Pool# FS1095
2.00%, 1/1/2052 2,688,173 2,204,808
Pool# MA4512
2.50%, 1/1/2052 4,247,810 3,613,184
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FNMA UMBS Pool
Pool# FS2639
2.50%, 1/1/2052 918,257 783,305
Pool# FS2040
2.00%, 2/1/2052 1,828,256 1,496,332
Pool# BU9905
2.00%, 2/1/2052 902,120 738,194
Pool# CB2868
2.50%, 2/1/2052 1,758,777 1,496,964
Pool# CB3156
2.00%, 3/1/2052 1,848,834 1,512,571
Pool# CB3159
2.50%, 3/1/2052 1,804,962 1,542,662
Pool# BV4133
2.50%, 3/1/2052 1,801,159 1,531,640
Pool# CB3016
2.50%, 3/1/2052 903,247 774,661
Pool# CB3237
3.00%, 3/1/2052 907,898 803,269
Pool# BV5355
2.50%, 4/1/2052 898,411 764,645
Pool# CB3368
3.00%, 4/1/2052 904,720 800,432
Pool# CB3362
3.00%, 4/1/2052 858,122 759,320
Pool# FS2141
3.50%, 6/1/2052 1,044,040 957,980
Pool# CB3915
4.50%, 6/1/2052 68,419 66,343
Pool# FS3806
2.50%, 7/1/2052 13,058,494 11,105,580
Pool# MA4733
4.50%, 9/1/2052 960,499 931,355
Pool# CB4673
4.50%, 9/1/2052 932,047 910,617
Pool# CB4831
4.50%, 10/1/2052 1,403,467 1,360,883
Pool# MA4805
4.50%, 11/1/2052 831,012 805,797
Pool# CB5535
5.00%, 1/1/2053 1,932,881 1,917,112
Pool# CB5642
5.50%, 2/1/2053 808,381 812,616
Pool# FS3801
5.50%, 2/1/2053 192,844 194,033
Pool# CB6065
5.00%, 4/1/2053 1,053,331 1,042,069
Pool# CB6004
5.50%, 4/1/2053 3,090,988 3,144,540
Pool# CB6182
5.00%, 5/1/2053 981,613 971,621
Pool# CB6650
5.50%, 6/1/2053 2,164,237 2,199,729
Pool# FS5214
5.00%, 7/1/2053 778,720 773,622
Pool# MA5073
6.00%, 7/1/2053 1,483,310 1,506,099
Pool# FS5424
4.50%, 8/1/2053 548,230 531,637
Pool# CB6921
6.00%, 8/1/2053 505,671 522,721
Pool# CB7115
6.00%, 9/1/2053 1,531,936 1,576,975

90 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FNMA UMBS Pool
Pool# CB7482
6.00%, 11/1/2053 2,083,618 2,117,563
Pool# FS6294
6.50%, 11/1/2053 222,425 227,935
Pool# CB7653
6.50%, 12/1/2053 1,169,412 1,208,032
Pool# CB7652
6.50%, 12/1/2053 680,255 705,397
FNMA/FHLMC UMBS, 15
Year, Single Family TBA
1.50%, 1/25/2039 2,840,250 2,467,911
2.00%, 1/25/2039 2,974,750 2,666,585
2.50%, 1/25/2039 970,000 893,537
3.00%, 1/25/2039 2,348,663 2,214,257
3.50%, 1/25/2039 1,893,000 1,822,234
4.00%, 1/25/2039 1,368,000 1,342,136
4.50%, 1/25/2039 215,000 213,925
5.00%, 1/25/2039 35,000 35,208
FNMA/FHLMC UMBS,
30 Year, Single Family
Conventional Pool TBA
6.00%, 1/25/2054 3,500,000 3,553,594
6.50%, 1/25/2054 4,575,000 4,688,124
FNMA/FHLMC UMBS, 30
Year, Single Family TBA
3.00%, 1/25/2054 4,275,000 3,781,204
3.50%, 1/25/2054 3,000,000 2,752,031
4.00%, 1/25/2054 4,050,000 3,830,256
4.50%, 1/25/2054 4,300,000 4,167,977
5.00%, 1/25/2054 7,476,000 7,395,983
5.50%, 1/25/2054 3,175,000 3,188,395
GNMA I Pool
Pool# 376510
7.00%, 5/15/2024 10 10
Pool# 457801
7.00%, 8/15/2028 810 816
Pool# 486936
6.50%, 2/15/2029 371 379
Pool# 502969
6.00%, 3/15/2029 1,388 1,425
Pool# 487053
7.00%, 3/15/2029 465 467
Pool# 781014
6.00%, 4/15/2029 894 898
Pool# 509099
7.00%, 6/15/2029 2,085 2,099
Pool# 434505
7.50%, 8/15/2029 35 36
Pool# 781124
7.00%, 12/15/2029 3,382 3,517
Pool# 507396
7.50%, 9/15/2030 24,617 24,776
Pool# 531352
7.50%, 9/15/2030 1,676 1,687
Pool# 536334
7.50%, 10/15/2030 127 128
Pool# 486019
7.50%, 1/15/2031 618 623
Pool# 535388
7.50%, 1/15/2031 408 411
Pool# 528589
6.50%, 3/15/2031 7,198 7,502
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
GNMA I Pool
Pool# 508473
7.50%, 4/15/2031 2,534 2,561
Pool# 544470
8.00%, 4/15/2031 1,017 1,015
Pool# 781287
7.00%, 5/15/2031 1,614 1,669
Pool# 781319
7.00%, 7/15/2031 521 549
Pool# 485879
7.00%, 8/15/2031 1,187 1,202
Pool# 572554
6.50%, 9/15/2031 23,450 24,179
Pool# 781328
7.00%, 9/15/2031 1,531 1,604
Pool# 550991
6.50%, 10/15/2031 390 403
Pool# 571267
7.00%, 10/15/2031 216 217
Pool# 555171
6.50%, 12/15/2031 957 982
Pool# 781380
7.50%, 12/15/2031 502 530
Pool# 781481
7.50%, 1/15/2032 2,383 2,499
Pool# 580972
6.50%, 2/15/2032 128 131
Pool# 781401
7.50%, 2/15/2032 1,658 1,745
Pool# 781916
6.50%, 3/15/2032 17,028 17,510
Pool# 552474
7.00%, 3/15/2032 3,038 3,123
Pool# 781478
7.50%, 3/15/2032 971 1,024
Pool# 781429
8.00%, 3/15/2032 1,758 1,867
Pool# 781431
7.00%, 4/15/2032 6,315 6,650
Pool# 552616
7.00%, 6/15/2032 23,891 24,489
Pool# 570022
7.00%, 7/15/2032 10,436 10,790
Pool# 595077
6.00%, 10/15/2032 3,334 3,440
Pool# 552903
6.50%, 11/15/2032 38,608 39,662
Pool# 552952
6.00%, 12/15/2032 2,244 2,285
Pool# 602102
6.00%, 2/15/2033 11,823 12,159
Pool# 588192
6.00%, 2/15/2033 2,427 2,472
Pool# 553144
5.50%, 4/15/2033 8,207 8,239
Pool# 604243
6.00%, 4/15/2033 4,096 4,242
Pool# 611526
6.00%, 5/15/2033 6,569 6,741
Pool# 553320
6.00%, 6/15/2033 12,709 12,989
Pool# 604788
6.50%, 11/15/2033 41,477 42,972

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 91
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
GNMA I Pool
Pool# 781688
6.00%, 12/15/2033 17,267 17,892
Pool# 604875
6.00%, 12/15/2033 15,255 15,735
Pool# 781690
6.00%, 12/15/2033 6,312 6,541
Pool# 781699
7.00%, 12/15/2033 2,066 2,096
Pool# 621856
6.00%, 1/15/2034 7,517 7,677
Pool# 564799
6.00%, 3/15/2034 5,692 5,841
Pool# 630038
6.50%, 8/15/2034 26,615 27,543
Pool# 781804
6.00%, 9/15/2034 17,125 17,726
Pool# 781847
6.00%, 12/15/2034 12,677 13,122
Pool# 486921
5.50%, 2/15/2035 4,426 4,474
Pool# 781902
6.00%, 2/15/2035 17,232 17,836
Pool# 781933
6.00%, 6/15/2035 1,702 1,762
Pool# 649513
5.50%, 10/15/2035 133,525 134,971
Pool# 649510
5.50%, 10/15/2035 52,806 53,639
Pool# 652207
5.50%, 3/15/2036 36,802 37,092
Pool# 655519
5.00%, 5/15/2036 17,168 17,326
Pool# 652539
5.00%, 5/15/2036 5,905 5,867
Pool# 606308
5.50%, 5/15/2036 6,068 6,133
Pool# 657912
6.50%, 8/15/2036 2,853 2,934
Pool# 697957
4.50%, 3/15/2039 506,189 504,494
Pool# 704630
5.50%, 7/15/2039 15,471 15,593
Pool# 710724
4.50%, 8/15/2039 140,737 140,430
Pool# 722292
5.00%, 9/15/2039 305,706 306,029
Pool# 782803
6.00%, 11/15/2039 151,415 156,768
Pool# 736666
4.50%, 4/15/2040 345,353 337,258
Pool# 733312
4.00%, 9/15/2040 40,620 39,426
Pool# 742235
4.00%, 12/15/2040 85,955 83,442
Pool# 755959
4.00%, 1/15/2041 78,218 76,305
Pool# 755958
4.00%, 1/15/2041 71,806 70,049
Pool# 742244
4.00%, 1/15/2041 66,287 64,339
Pool# 759075
4.00%, 1/15/2041 60,521 58,742
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
GNMA I Pool
Pool# 753826
4.00%, 1/15/2041 35,819 34,766
Pool# 690662
4.00%, 1/15/2041 22,089 21,447
Pool# 719486
4.00%, 1/15/2041 6,911 6,674
Pool# 759207
4.00%, 2/15/2041 147,366 143,038
Pool# 757555
4.00%, 2/15/2041 15,162 14,791
Pool# 757557
4.00%, 2/15/2041 7,437 7,255
Pool# 738107
4.00%, 3/15/2041 173,454 168,362
Pool# 784637
4.00%, 8/15/2041 56,137 54,897
Pool# 778869
4.00%, 2/15/2042 103,177 100,146
Pool# AD8789
3.50%, 3/15/2043 356,909 335,324
Pool# AD2254
3.50%, 3/15/2043 52,836 49,917
Pool# AA6403
3.00%, 5/15/2043 424,672 387,484
Pool# AD2411
3.50%, 5/15/2043 231,408 218,569
Pool# 783781
3.50%, 6/15/2043 289,835 272,555
Pool# 784015
3.00%, 7/15/2043 80,635 73,576
Pool# 784459
3.00%, 12/15/2046 181,325 163,546
Pool# 784293
3.00%, 12/15/2046 49,763 44,686
Pool# 784355
4.00%, 12/15/2046 75,057 71,837
Pool# 784500
3.00%, 2/15/2047 393,727 354,462
Pool# 784713
3.00%, 2/15/2047 98,925 89,074
Pool# 784747
4.00%, 5/15/2048 53,638 51,774
Pool# 784715
4.00%, 5/15/2048 48,351 46,756
Pool# 785073
4.00%, 9/15/2049 62,003 59,827
Pool# BD4016
3.00%, 10/15/2049 156,897 140,034
GNMA II Pool
Pool# 3851
5.50%, 5/20/2036 184,798 191,479
Pool# 4245
6.00%, 9/20/2038 72,428 75,157
Pool# 4559
5.00%, 10/20/2039 169,653 172,429
Pool# 4715
5.00%, 6/20/2040 43,826 44,612
Pool# 4747
5.00%, 7/20/2040 492,286 501,119
Pool# 4771
4.50%, 8/20/2040 405,015 405,096

92 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
GNMA II Pool
Pool# 4802
5.00%, 9/20/2040 338,376 344,651
Pool# 4834
4.50%, 10/20/2040 110,952 110,974
Pool# 737727
4.00%, 12/20/2040 704,182 685,010
Pool# 737730
4.00%, 12/20/2040 203,478 197,939
Pool# 4923
4.50%, 1/20/2041 172,812 172,846
Pool# 4978
4.50%, 3/20/2041 24,360 24,365
Pool# 5017
4.50%, 4/20/2041 249,829 249,879
Pool# 5056
5.00%, 5/20/2041 83,018 84,556
Pool# 5082
4.50%, 6/20/2041 99,029 99,048
Pool# 5175
4.50%, 9/20/2041 117,935 117,959
Pool# 675523
3.50%, 3/20/2042 133,813 125,140
Pool# 5332
4.00%, 3/20/2042 112,215 109,988
Pool# MA0392
3.50%, 9/20/2042 1,027,171 975,094
Pool# MA0462
3.50%, 10/20/2042 810,054 769,068
Pool# MA0534
3.50%, 11/20/2042 1,846,463 1,753,255
Pool# MA0625
3.50%, 12/20/2042 389,032 369,393
Pool# MA0698
3.00%, 1/20/2043 425,472 392,085
Pool# MA0852
3.50%, 3/20/2043 428,002 406,519
Pool# MA0934
3.50%, 4/20/2043 389,516 369,967
Pool# AF1001
3.50%, 6/20/2043 350,072 327,790
Pool# MA1376
4.00%, 10/20/2043 169,655 166,235
Pool# AJ9335
3.50%, 10/20/2044 37,338 34,950
Pool# MA2677
3.00%, 3/20/2045 141,609 130,492
Pool# MA2754
3.50%, 4/20/2045 258,719 244,582
Pool# MA2824
2.50%, 5/20/2045 282,896 251,229
Pool# MA2825
3.00%, 5/20/2045 553,888 510,415
Pool# AM4381
3.50%, 5/20/2045 342,735 314,796
Pool# MA2891
3.00%, 6/20/2045 935,170 861,636
Pool# MA2892
3.50%, 6/20/2045 197,150 185,931
Pool# MA2960
3.00%, 7/20/2045 321,831 295,974
Pool# 784156
4.00%, 8/20/2045 136,172 131,460
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
GNMA II Pool
Pool# AO1103
3.50%, 9/20/2045 560,669 527,315
Pool# AO1099
3.50%, 9/20/2045 299,749 281,904
Pool# MA3106
4.00%, 9/20/2045 75,395 73,339
Pool# MA3172
3.00%, 10/20/2045 155,190 142,913
Pool# MA3173
3.50%, 10/20/2045 106,871 100,778
Pool# MA3174
4.00%, 10/20/2045 9,368 9,107
Pool# MA3243
3.00%, 11/20/2045 294,420 271,079
Pool# MA3244
3.50%, 11/20/2045 280,118 264,138
Pool# 784098
3.00%, 12/20/2045 573,561 527,910
Pool# MA3309
3.00%, 12/20/2045 502,245 462,270
Pool# MA3310
3.50%, 12/20/2045 209,145 197,206
Pool# 784111
3.00%, 1/20/2046 300,250 276,313
Pool# MA3377
4.00%, 1/20/2046 42,178 40,950
Pool# 784119
3.00%, 2/20/2046 570,150 524,677
Pool# 784115
3.00%, 2/20/2046 26,071 23,992
Pool# MA3520
3.00%, 3/20/2046 384,210 353,583
Pool# MA3521
3.50%, 3/20/2046 733,635 691,752
Pool# MA3522
4.00%, 3/20/2046 289,265 281,201
Pool# MA3596
3.00%, 4/20/2046 200,133 184,082
Pool# MA3597
3.50%, 4/20/2046 209,701 197,717
Pool# MA3662
3.00%, 5/20/2046 765,171 703,689
Pool# MA3735
3.00%, 6/20/2046 466,525 428,849
Pool# MA3736
3.50%, 6/20/2046 1,192,046 1,123,733
Pool# MA3804
4.00%, 7/20/2046 44,165 42,742
Pool# MA3873
3.00%, 8/20/2046 996,735 915,822
Pool# MA3876
4.50%, 8/20/2046 47,331 47,399
Pool# MA3936
3.00%, 9/20/2046 1,008,045 926,016
Pool# MA3939
4.50%, 9/20/2046 7,652 7,514
Pool# MA4006
4.50%, 10/20/2046 143,050 143,255
Pool# MA4068
3.00%, 11/20/2046 151,566 139,111
Pool# MA4069
3.50%, 11/20/2046 15,593 14,696

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 93
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
GNMA II Pool
Pool# MA4070
4.00%, 11/20/2046 27,481 26,596
Pool# MA4071
4.50%, 11/20/2046 9,666 9,667
Pool# MA4125
2.50%, 12/20/2046 89,890 79,581
Pool# MA4126
3.00%, 12/20/2046 1,553,546 1,427,751
Pool# MA4127
3.50%, 12/20/2046 373,106 351,614
Pool# MA4194
2.50%, 1/20/2047 346,420 306,212
Pool# MA4196
3.50%, 1/20/2047 97,079 91,588
Pool# MA4261
3.00%, 2/20/2047 409,454 375,866
Pool# MA4262
3.50%, 2/20/2047 1,480,955 1,395,533
Pool# MA4264
4.50%, 2/20/2047 11,396 11,371
Pool# MA4321
3.50%, 3/20/2047 735,443 693,141
Pool# AZ1974
3.50%, 4/20/2047 193,317 181,699
Pool# MA4382
3.50%, 4/20/2047 126,483 119,176
Pool# MA4383
4.00%, 4/20/2047 584,540 563,609
Pool# MA4384
4.50%, 4/20/2047 14,120 14,062
Pool# MA4509
3.00%, 6/20/2047 144,347 132,456
Pool# MA4511
4.00%, 6/20/2047 275,904 265,972
Pool# MA4512
4.50%, 6/20/2047 32,564 32,350
Pool# MA4585
3.00%, 7/20/2047 26,291 24,183
Pool# MA4587
4.00%, 7/20/2047 828,834 798,924
Pool# 784471
3.50%, 8/20/2047 335,661 316,645
Pool# BC1888
3.50%, 8/20/2047 314,273 295,404
Pool# MA4652
3.50%, 8/20/2047 288,235 271,456
Pool# MA4653
4.00%, 8/20/2047 43,481 42,016
Pool# 784408
3.50%, 10/20/2047 200,384 186,577
Pool# MA4780
4.50%, 10/20/2047 10,841 10,735
Pool# MA4836
3.00%, 11/20/2047 270,168 247,686
Pool# MA4837
3.50%, 11/20/2047 255,275 240,358
Pool# MA4838
4.00%, 11/20/2047 1,143,366 1,103,728
Pool# 784421
3.50%, 12/20/2047 293,984 276,612
Pool# MA4900
3.50%, 12/20/2047 183,789 173,332
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
GNMA II Pool
Pool# MA4962
3.50%, 1/20/2048 373,420 351,538
Pool# MA5018
3.00%, 2/20/2048 102,085 93,444
Pool# MA5019
3.50%, 2/20/2048 19,336 18,202
Pool# 784480
3.50%, 4/20/2048 250,059 235,532
Pool# 784479
3.50%, 4/20/2048 175,214 165,247
Pool# 784481
3.50%, 4/20/2048 77,252 72,572
Pool# MA5137
4.00%, 4/20/2048 240,123 231,949
Pool# BD4034
4.00%, 4/20/2048 83,571 80,057
Pool# MA5138
4.50%, 4/20/2048 98,556 97,467
Pool# MA5191
3.50%, 5/20/2048 652,260 614,099
Pool# MA5192
4.00%, 5/20/2048 440,399 425,267
Pool# MA5265
4.50%, 6/20/2048 176,972 174,908
Pool# MA5331
4.50%, 7/20/2048 79,588 78,651
Pool# MA5398
4.00%, 8/20/2048 443,047 426,245
Pool# MA5399
4.50%, 8/20/2048 219,833 217,234
Pool# MA5465
3.50%, 9/20/2048 70,100 65,992
Pool# MA5466
4.00%, 9/20/2048 99,159 95,323
Pool# BJ2692
4.00%, 11/20/2048 65,800 62,785
Pool# MA5597
5.00%, 11/20/2048 7,451 7,511
Pool# MA5652
4.50%, 12/20/2048 101,408 100,189
Pool# 784656
4.50%, 12/20/2048 58,045 56,664
Pool# BK2856
4.50%, 12/20/2048 12,341 12,039
Pool# MA5653
5.00%, 12/20/2048 21,677 21,798
Pool# MA5712
5.00%, 1/20/2049 79,274 79,620
Pool# MA5818
4.50%, 3/20/2049 71,552 70,689
Pool# MA5878
5.00%, 4/20/2049 8,353 8,389
Pool# MA5987
4.50%, 6/20/2049 478,748 471,142
Pool# MA6041
4.50%, 7/20/2049 129,907 128,157
Pool# MA6092
4.50%, 8/20/2049 55,729 54,775
Pool# MA6153
3.00%, 9/20/2049 104,320 95,205
Pool# MA6409
3.00%, 1/20/2050 724,573 660,956

94 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
GNMA II Pool
Pool# MA6474
3.00%, 2/20/2050 672,800 613,503
Pool# MA6542
3.50%, 3/20/2050 168,456 158,461
Pool# MA6657
3.50%, 5/20/2050 342,795 322,133
Pool# MA6766
3.00%, 7/20/2050 818,663 745,015
Pool# MA6818
2.00%, 8/20/2050 1,222,493 1,035,142
Pool# BW4732
2.50%, 8/20/2050 913,361 771,602
Pool# BW6206
2.50%, 8/20/2050 856,113 723,079
Pool# MA6820
3.00%, 8/20/2050 681,358 619,810
Pool# MA6821
3.50%, 8/20/2050 564,276 530,314
Pool# MA6864
2.00%, 9/20/2050 1,246,699 1,055,641
Pool# BW4741
2.50%, 9/20/2050 896,615 757,209
Pool# BY0776
2.50%, 9/20/2050 586,534 495,337
Pool# BY0805
2.50%, 9/20/2050 561,241 473,978
Pool# MA6994
2.00%, 11/20/2050 1,663,044 1,408,193
Pool# MA7051
2.00%, 12/20/2050 2,373,557 2,009,796
Pool# MA7053
3.00%, 12/20/2050 819,562 745,942
Pool# MA7136
2.50%, 1/20/2051 1,748,480 1,528,545
Pool# MA7192
2.00%, 2/20/2051 4,231,245 3,583,723
Pool# MA7193
2.50%, 2/20/2051 479,379 419,393
Pool# MA7367
2.50%, 5/20/2051 3,622,914 3,171,077
Pool# MA7472
2.50%, 7/20/2051 3,157,527 2,763,022
Pool# MA7534
2.50%, 8/20/2051 2,631,702 2,301,383
Pool# MA7589
2.50%, 9/20/2051 458,209 400,711
Pool# MA7647
1.50%, 10/20/2051 381,811 312,403
Pool# MA7648
2.00%, 10/20/2051 3,407,408 2,884,401
Pool# MA7650
3.00%, 10/20/2051 2,240,827 2,029,675
Pool# MA7704
2.00%, 11/20/2051 873,939 739,380
Pool# MA7705
2.50%, 11/20/2051 1,529,211 1,337,136
Pool# MA7766
2.00%, 12/20/2051 3,346,881 2,832,155
Pool# MA7767
2.50%, 12/20/2051 1,700,730 1,487,221
Pool# MA7768
3.00%, 12/20/2051 438,974 397,335
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
GNMA II Pool
Pool# MA7826
2.00%, 1/20/2052 1,088,554 920,944
Pool# MA7935
2.00%, 3/20/2052 3,466,401 2,932,647
Pool# 786843
3.00%, 3/20/2052 491,343 441,537
Pool# MA7986
2.00%, 4/20/2052 3,866,290 3,270,949
Pool# MA7987
2.50%, 4/20/2052 4,492,359 3,926,998
Pool# MA8042
2.50%, 5/20/2052 803,460 702,362
Pool# MA8043
3.00%, 5/20/2052 916,866 829,831
Pool# MA8147
2.50%, 7/20/2052 261,197 228,418
Pool# MA8148
3.00%, 7/20/2052 1,793,492 1,623,242
Pool# MA8197
2.50%, 8/20/2052 1,039,201 908,919
Pool# MA8265
3.00%, 9/20/2052 457,571 414,135
Pool# MA8491
5.50%, 12/20/2052 863,728 870,560
Pool# MA8726
5.50%, 3/20/2053 369,299 372,017
Pool# MA8800
5.00%, 4/20/2053 1,167,177 1,159,499
Pool# MA8801
5.50%, 4/20/2053 1,197,795 1,206,611
Pool# MA8948
5.50%, 6/20/2053 262,849 264,784
Pool# 786798
5.50%, 7/20/2053 477,361 481,308
GNMA TBA
2.00%, 1/15/2054 600,000 507,961
2.50%, 1/15/2054 1,225,000 1,071,495
4.00%, 1/15/2054 6,564,000 6,267,310
4.50%, 1/15/2054 8,400,000 8,197,221
5.00%, 1/15/2054 6,725,000 6,677,723
5.50%, 1/15/2054 2,550,000 2,568,334
6.00%, 1/15/2054 5,500,000 5,592,168
6.50%, 1/15/2054 2,000,000 2,047,266
Total Mortgage-Backed Securities
(cost $640,209,752)
585,407,210
Municipal Bonds 0 .6%
California 0 .3%
Alameda County Joint Powers
Authority, RB, Series A,
7.05%, 12/1/2044 100,000 120,826
Bay Area Toll Authority, RB,
Series F, 6.26%, 4/1/2049 250,000 290,606
California State University,
RB, Series B, 2.98%,
11/1/2051 90,000 64,019

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 95
Municipal Bonds
Principal
Amount ($) Value ($)
California
City of San Francisco CA
Public Utilities Commission
Water Revenue, RB, Series
B, 6.00%, 11/1/2040 100,000 106,754
Golden State Tobacco
Securitization Corp, RB,
Series A-1, 3.71%, 6/1/2041 90,000 68,573
Los Angeles Community
College District, GO, Series
E, 6.75%, 8/1/2049 300,000 374,056
Los Angeles County Public
Works Financing Authority,
RB, Series B, 7.62%,
8/1/2040 75,000 92,674
Los Angeles Department of
Water & Power, RB, Series
D, 6.57%, 7/1/2045 200,000 237,819
Los Angeles Unified School
District, GO, Series RY,
6.76%, 7/1/2034 420,000 474,406
Regents of the University of
California Medical Center
Pooled Revenue
Series H, 6.55%, 5/15/2048 150,000 175,285
Series F, 6.58%, 5/15/2049 200,000 233,817
Series N, 3.26%, 5/15/2060 230,000 163,268
San Diego County Water
Authority, RB, Series B,
6.14%, 5/1/2049 100,000 112,229
State of California
7.55%, 4/1/2039 1,410,000 1,780,278
7.63%, 3/1/2040 425,000 533,416
University of California
Series BD, 3.35%, 7/1/2029 200,000 190,171
Series F, 5.95%, 5/15/2045 300,000 328,846
Series AQ, 4.77%,
5/15/2115 150,000 138,576
5,485,619
Connecticut 0 .0%
†
State of Connecticut, GO,
Series A, 5.85%, 3/15/2032 500,000 533,749
Florida 0 .0%
†
State Board of Administration
Finance Corp.
Series A, 1.26%, 7/1/2025 95,000 90,139
Series A, 2.15%, 7/1/2030 105,000 89,565
179,704
Georgia 0 .0%
†
Municipal Electric Authority
of Georgia, RB, Series A,
6.66%, 4/1/2057 473,000 537,595
Illinois 0 .1%
Chicago Transit Authority
Sales & Transfer Tax
Receipts Revenue, RB,
Series A, 6.90%, 12/1/2040 286,238 326,988
Municipal Bonds
Principal
Amount ($) Value ($)
Illinois
State of Illinois, GO, 5.10%,
6/1/2033 945,000 935,020
1,262,008
Louisiana 0 .0%
†
Louisiana Local Government
Environmental Facilities &
Community Development
Auth
Series A, 3.62%, 2/1/2029 55,599 54,355
Series A, 4.48%, 8/1/2039 50,000 48,433
5.20%, 12/1/2039 95,000 97,752
200,540
Michigan 0 .0%
†
University of Michigan, RB,
Series B, 3.50%, 4/1/2052 83,000 68,396
New Jersey 0 .0%
†
New Jersey Economic
Development Authority, RB,
Series A, 7.43%, 2/15/2029 125,000 135,072
New Jersey Turnpike
Authority, RB, Series F,
7.41%, 1/1/2040 440,000 548,229
Rutgers The State University
of New Jersey, RB, Series
H, 5.67%, 5/1/2040 250,000 265,997
949,298
New York 0 .1%
City of New York, GO, Series
B, 5.26%, 10/1/2052 35,000 36,725
Metropolitan Transportation
Authority, RB, Series C,
7.34%, 11/15/2039 460,000 570,786
New York City Municipal
Water Finance Authority,
RB, Series AA, 5.44%,
6/15/2043 300,000 317,344
New York City Transitional
Finance Authority Future
Tax Secured Revenue, RB,
Series B, 5.57%, 11/1/2038 500,000 515,231
New York State Dormitory
Authority, RB, Series F,
5.63%, 3/15/2039 250,000 258,860
Port Authority of New York &
New Jersey
6.04%, 12/1/2029 620,000 669,554
3.18%, 7/15/2060 135,000 94,718
2,463,218
Ohio 0 .0%
†
JobsOhio Beverage System,
RB, Series B, 4.53%,
1/1/2035 100,000 99,008

96 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
Municipal Bonds
Principal
Amount ($) Value ($)
Ohio
Ohio State University (The),
RB, Series C, 4.91%,
6/1/2040 150,000 150,189
249,197
Oklahoma 0 .0%
†
Oklahoma Development
Finance Authority
4.62%, 6/1/2044 60,000 58,765
4.38%, 11/1/2045 60,000 57,243
116,008
South Carolina 0 .0%
†
South Carolina Public Service
Authority, RB, Series C,
6.45%, 1/1/2050 100,000 112,658
Texas 0 .1%
Board of Regents of the
University of Texas System,
RB, Series C, 4.79%,
8/15/2046 200,000 199,055
Dallas Area Rapid Transit, RB,
Series B, 6.00%, 12/1/2044 200,000 223,509
Dallas Fort Worth International
Airport
Series C, 2.92%, 11/1/2050 100,000 73,445
Series A, 4.51%, 11/1/2051 45,000 42,007
Grand Parkway Transportation
Corp., RB, Series B, 3.24%,
10/1/2052 45,000 33,801
North Texas Tollway Authority,
RB, Series A, 3.01%,
1/1/2043 35,000 26,857
Permanent University Fund -
University of Texas System,
RB, Series A, 5.26%,
7/1/2039 260,000 268,892
State of Texas, GO, Series A,
4.63%, 4/1/2033 350,000 351,662
Texas Natural Gas
Securitization Finance Corp.
Series A, 5.10%, 4/1/2035 150,000 152,871
Series A, 5.17%, 4/1/2041 140,000 144,674
Texas Transportation
Commission State Highway
Fund, RB, 5.18%, 4/1/2030 150,000 153,460
1,670,233
Virginia 0 .0%
†
University of Virginia, RB,
Series VA, 2.26%, 9/1/2050 90,000 56,970
Washington 0 .0%
†
State of Washington, GO,
Series F, 5.14%, 8/1/2040 200,000 205,813
Total Municipal Bonds
(cost $13,931,981)
14,091,006
Supranational 1 .2%
Principal
Amount ($) Value ($)
African Development Bank
0.88%, 3/23/2026 200,000 185,589
4.38%, 3/14/2028(a) 500,000 506,086
Asian Development Bank
0.63%, 4/29/2025 1,000,000 949,024
0.38%, 9/3/2025 1,000,000 934,415
1.00%, 4/14/2026 200,000 185,948
1.50%, 1/20/2027 760,000 703,271
3.75%, 4/25/2028 1,250,000 1,235,974
4.50%, 8/25/2028 700,000 714,034
1.88%, 1/24/2030 500,000 441,318
4.00%, 1/12/2033 350,000 348,382
Asian Infrastructure
Investment Bank (The),
4.00%, 1/18/2028 350,000 348,063
Council of Europe
Development Bank, 3.75%,
5/25/2026 450,000 444,877
European Bank for
Reconstruction &
Development, 1.50%,
2/13/2025(a) 1,000,000 964,587
European Investment Bank
0.38%, 3/26/2026 1,500,000 1,378,150
0.75%, 10/26/2026 290,000 264,344
2.38%, 5/24/2027 2,000,000 1,893,105
3.63%, 7/15/2030 900,000 880,195
1.25%, 2/14/2031 300,000 250,222
3.75%, 2/14/2033 900,000 882,087
Inter-American Development
Bank
1.75%, 3/14/2025 500,000 482,840
0.63%, 7/15/2025 1,000,000 942,261
2.00%, 7/23/2026 1,000,000 946,615
2.25%, 6/18/2029 250,000 228,449
3.50%, 9/14/2029 900,000 877,123
1.13%, 1/13/2031 400,000 329,531
3.50%, 4/12/2033 750,000 716,937
International Bank for
Reconstruction &
Development
0.63%, 4/22/2025 1,000,000 949,862
1.88%, 10/27/2026 400,000 375,955
2.50%, 11/22/2027 1,000,000 944,250
3.50%, 7/12/2028 1,000,000 979,132
1.13%, 9/13/2028 1,000,000 877,327
3.88%, 2/14/2030 850,000 843,021
0.88%, 5/14/2030 1,000,000 822,812
4.00%, 7/25/2030 300,000 299,397
1.63%, 11/3/2031 1,000,000 841,308
4.75%, 11/14/2033 600,000 633,394
International Finance Corp.,
4.50%, 7/13/2028 400,000 408,366
Nordic Investment Bank,
4.38%, 3/14/2028 500,000 506,475
Total Supranational
(cost $27,741,670)
26,514,726

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 97
U.S. Government Agency Securities 0 .6%
Principal
Amount ($) Value ($)
FHLB
2.75%, 12/13/2024 1,000,000 980,907
5.50%, 7/15/2036 1,500,000 1,694,931
FHLMC
0.38%, 7/21/2025 1,165,000 1,094,783
6.25%, 7/15/2032(a) 1,245,000 1,443,413
FNMA
0.50%, 6/17/2025 1,000,000 943,636
6.25%, 5/15/2029 2,500,000 2,773,712
7.25%, 5/15/2030(a) 2,000,000 2,359,009
0.88%, 8/5/2030(a) 440,000 358,567
Tennessee Valley Authority,
4.88%, 1/15/2048 500,000 513,105
Total U.S. Government Agency Securities
(cost $12,915,567)
12,162,063
U.S. Treasury Obligations 40 .7%
U.S. Treasury Bonds
6.88%, 8/15/2025 449,000 466,486
6.00%, 2/15/2026 4,042,000 4,184,259
6.50%, 11/15/2026 (a) 3,000,000 3,196,641
5.50%, 8/15/2028 3,000,000 3,206,953
5.38%, 2/15/2031 1,000,000 1,095,820
4.75%, 2/15/2037 709,600 776,430
5.00%, 5/15/2037 305,000 341,088
4.38%, 2/15/2038 3,050,000 3,204,883
4.25%, 5/15/2039 2,500,000 2,575,195
4.50%, 8/15/2039 (a) 1,080,000 1,142,859
4.38%, 11/15/2039 300,000 312,504
4.38%, 5/15/2040 1,000,000 1,038,320
3.88%, 8/15/2040 1,000,000 974,648
1.38%, 11/15/2040 7,500,000 4,976,074
4.25%, 11/15/2040 1,400,000 1,427,016
1.88%, 2/15/2041 1,000,000 718,945
4.75%, 2/15/2041 2,000,000 2,162,266
1.75%, 8/15/2041 4,300,000 2,990,516
3.75%, 8/15/2041 4,900,000 4,662,273
2.00%, 11/15/2041 6,000,000 4,339,922
3.13%, 11/15/2041 4,100,000 3,565,078
2.38%, 2/15/2042 3,000,000 2,301,797
3.13%, 2/15/2042 1,000,000 866,680
3.00%, 5/15/2042 1,000,000 845,938
3.25%, 5/15/2042 2,000,000 1,754,688
2.75%, 8/15/2042 3,000,000 2,433,164
3.38%, 8/15/2042 3,000,000 2,675,039
2.75%, 11/15/2042 1,500,000 1,212,949
4.00%, 11/15/2042 3,000,000 2,915,508
3.13%, 2/15/2043 1,750,000 1,495,840
3.88%, 2/15/2043 3,000,000 2,860,312
2.88%, 5/15/2043 2,850,000 2,339,561
3.88%, 5/15/2043 3,500,000 3,336,484
4.38%, 8/15/2043 1,000,000 1,020,781
3.63%, 2/15/2044 3,500,000 3,207,148
3.38%, 5/15/2044 4,000,000 3,526,719
3.13%, 8/15/2044 5,700,000 4,826,520
3.00%, 11/15/2044 5,500,000 4,551,895
2.50%, 2/15/2045 3,500,000 2,650,293
3.00%, 5/15/2045 5,500,000 4,537,500
2.88%, 8/15/2045 3,300,000 2,660,883
2.50%, 2/15/2046 2,500,000 1,875,879
U.S. Treasury Obligations
Principal
Amount ($) Value ($)
U.S. Treasury Bonds
2.50%, 5/15/2046 3,000,000 2,246,133
2.88%, 11/15/2046 3,000,000 2,402,227
3.00%, 2/15/2047 2,000,000 1,635,078
3.00%, 5/15/2047 2,000,000 1,633,516
2.75%, 8/15/2047 2,500,000 1,946,680
2.75%, 11/15/2047 3,200,000 2,490,750
3.00%, 2/15/2048 3,000,000 2,444,648
3.13%, 5/15/2048 2,000,000 1,666,250
3.00%, 8/15/2048 3,000,000 2,441,953
3.38%, 11/15/2048 5,000,000 4,356,641
3.00%, 2/15/2049 3,000,000 2,441,133
2.88%, 5/15/2049 5,000,000 3,973,047
2.25%, 8/15/2049 3,000,000 2,094,609
2.38%, 11/15/2049 800,000 574,000
2.00%, 2/15/2050 4,500,000 2,961,035
1.25%, 5/15/2050 2,700,000 1,454,941
1.38%, 8/15/2050 5,000,000 2,786,133
1.63%, 11/15/2050 6,800,000 4,051,313
1.88%, 2/15/2051 6,400,000 4,058,250
2.38%, 5/15/2051 7,500,000 5,351,953
2.00%, 8/15/2051 7,200,000 4,701,656
1.88%, 11/15/2051 7,100,000 4,488,531
2.25%, 2/15/2052 6,000,000 4,159,219
2.88%, 5/15/2052 5,500,000 4,378,945
3.00%, 8/15/2052 5,200,000 4,252,422
4.00%, 11/15/2052 4,800,000 4,735,875
3.63%, 2/15/2053 5,100,000 4,709,531
3.63%, 5/15/2053 (a) 5,200,000 4,807,562
4.13%, 8/15/2053 5,000,000 5,053,906
4.75%, 11/15/2053 (a) 2,500,000 2,803,516
U.S. Treasury Notes
1.00%, 12/15/2024 1,000,000 964,336
2.25%, 12/31/2024 (a) 5,000,000 4,876,646
4.13%, 1/31/2025 2,000,000 1,987,500
2.00%, 2/15/2025 16,700,000 16,208,785
2.63%, 3/31/2025 4,300,000 4,198,211
3.88%, 4/30/2025 6,000,000 5,946,094
2.13%, 5/15/2025 6,300,000 6,098,941
0.25%, 5/31/2025 7,500,000 7,063,184
4.25%, 5/31/2025 8,000,000 7,970,625
0.25%, 7/31/2025 10,000,000 9,365,234
2.88%, 7/31/2025 6,500,000 6,344,863
2.00%, 8/15/2025 6,000,000 5,773,828
0.25%, 8/31/2025 4,000,000 3,734,219
2.75%, 8/31/2025 4,000,000 3,893,906
3.50%, 9/15/2025 10,000,000 9,852,734
0.25%, 9/30/2025 (a) 8,000,000 7,450,000
5.00%, 9/30/2025 8,000,000 8,081,562
4.25%, 10/15/2025 3,000,000 2,994,375
0.25%, 10/31/2025 8,000,000 7,430,938
2.25%, 11/15/2025 8,500,000 8,186,562
4.50%, 11/15/2025 (a) 3,000,000 3,010,078
0.38%, 11/30/2025 6,200,000 5,757,523
2.88%, 11/30/2025 2,000,000 1,948,281
4.00%, 12/15/2025 4,000,000 3,978,594
0.38%, 12/31/2025 9,000,000 8,340,820
3.88%, 1/15/2026 6,000,000 5,954,297
0.38%, 1/31/2026 7,000,000 6,467,344
2.63%, 1/31/2026 4,000,000 3,874,219
1.63%, 2/15/2026 8,500,000 8,054,746
4.00%, 2/15/2026 7,000,000 6,968,008
0.50%, 2/28/2026 2,000,000 1,848,203

98 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
U.S. Treasury Obligations
Principal
Amount ($) Value ($)
U.S. Treasury Notes
4.63%, 3/15/2026 10,000,000 10,086,719
0.75%, 3/31/2026 4,000,000 3,711,094
3.75%, 4/15/2026 5,500,000 5,448,867
0.75%, 4/30/2026 5,000,000 4,625,781
1.63%, 5/15/2026 2,000,000 1,887,031
3.63%, 5/15/2026 9,000,000 8,895,586
0.75%, 5/31/2026 3,000,000 2,769,258
0.88%, 6/30/2026 6,000,000 5,548,359
4.50%, 7/15/2026 6,000,000 6,055,781
0.63%, 7/31/2026 2,000,000 1,831,953
1.50%, 8/15/2026 9,700,000 9,078,594
4.38%, 8/15/2026 6,000,000 6,040,313
0.75%, 8/31/2026 5,000,000 4,583,984
1.38%, 8/31/2026 4,500,000 4,194,844
4.63%, 9/15/2026 7,000,000 7,097,617
0.88%, 9/30/2026 8,000,000 7,347,812
1.63%, 9/30/2026 7,000,000 6,563,047
1.13%, 10/31/2026 8,000,000 7,382,188
1.63%, 10/31/2026 (a) 8,000,000 7,489,688
4.63%, 11/15/2026 (a) 4,000,000 4,063,125
1.25%, 11/30/2026 2,000,000 1,849,062
1.25%, 12/31/2026 6,000,000 5,538,281
2.25%, 2/15/2027 1,200,000 1,139,156
1.88%, 2/28/2027 (a) 2,500,000 2,343,555
2.50%, 3/31/2027 2,500,000 2,389,355
2.75%, 4/30/2027 3,500,000 3,366,699
2.38%, 5/15/2027 5,700,000 5,413,887
0.50%, 5/31/2027 1,000,000 890,391
2.63%, 5/31/2027 3,000,000 2,871,328
0.50%, 6/30/2027 5,000,000 4,441,406
2.75%, 7/31/2027 3,000,000 2,879,766
2.25%, 8/15/2027 5,300,000 4,998,562
0.50%, 8/31/2027 8,000,000 7,068,125
3.13%, 8/31/2027 3,000,000 2,915,625
4.13%, 9/30/2027 4,000,000 4,025,312
0.50%, 10/31/2027 3,000,000 2,637,305
4.13%, 10/31/2027 2,000,000 2,012,578
2.25%, 11/15/2027 5,390,000 5,067,863
0.63%, 11/30/2027 8,500,000 7,491,621
3.88%, 11/30/2027 3,000,000 2,993,672
3.88%, 12/31/2027 4,500,000 4,492,617
0.75%, 1/31/2028 4,000,000 3,526,562
3.50%, 1/31/2028 4,000,000 3,936,875
2.75%, 2/15/2028 8,000,000 7,647,188
1.13%, 2/29/2028 (a) 3,000,000 2,681,719
4.00%, 2/29/2028 (a) 2,500,000 2,508,203
1.25%, 3/31/2028 1,500,000 1,345,078
3.63%, 3/31/2028 1,000,000 989,102
1.25%, 4/30/2028 5,000,000 4,475,977
3.50%, 4/30/2028 2,500,000 2,460,254
2.88%, 5/15/2028 7,000,000 6,712,344
1.25%, 5/31/2028 4,000,000 3,573,281
3.63%, 5/31/2028 (a) 5,500,000 5,441,777
1.25%, 6/30/2028 4,000,000 3,567,188
4.00%, 6/30/2028 4,200,000 4,219,852
1.00%, 7/31/2028 4,000,000 3,518,281
4.13%, 7/31/2028 3,000,000 3,030,938
2.88%, 8/15/2028 5,500,000 5,263,457
1.13%, 8/31/2028 4,000,000 3,531,562
4.38%, 8/31/2028 (a) 4,000,000 4,085,625
1.25%, 9/30/2028 4,500,000 3,988,125
1.38%, 10/31/2028 7,000,000 6,230,273
U.S. Treasury Obligations
Principal
Amount ($) Value ($)
U.S. Treasury Notes
4.88%, 10/31/2028 (a) 6,000,000 6,262,969
3.13%, 11/15/2028 7,000,000 6,762,109
1.50%, 11/30/2028 3,000,000 2,682,773
4.38%, 11/30/2028 3,000,000 3,069,844
1.38%, 12/31/2028 9,500,000 8,427,910
3.75%, 12/31/2028 3,000,000 2,986,172
1.75%, 1/31/2029 2,000,000 1,803,906
2.63%, 2/15/2029 7,772,000 7,317,217
1.88%, 2/28/2029 4,000,000 3,625,938
2.38%, 3/31/2029 5,000,000 4,641,992
2.88%, 4/30/2029 5,000,000 4,756,055
2.38%, 5/15/2029 5,700,000 5,283,187
2.75%, 5/31/2029 3,500,000 3,304,355
2.63%, 7/31/2029 3,000,000 2,809,219
1.63%, 8/15/2029 (a) 3,000,000 2,669,180
3.13%, 8/31/2029 4,000,000 3,841,719
3.88%, 9/30/2029 3,500,000 3,492,891
4.00%, 10/31/2029 2,500,000 2,511,621
1.75%, 11/15/2029 (a) 4,000,000 3,569,844
3.88%, 11/30/2029 4,500,000 4,491,387
3.88%, 12/31/2029 3,000,000 2,994,727
3.50%, 1/31/2030 3,000,000 2,934,023
1.50%, 2/15/2030 4,700,000 4,094,691
4.00%, 2/28/2030 3,700,000 3,717,488
3.63%, 3/31/2030 2,800,000 2,756,578
3.50%, 4/30/2030 6,000,000 5,864,297
0.63%, 5/15/2030 7,300,000 5,965,469
3.75%, 5/31/2030 2,500,000 2,477,832
3.75%, 6/30/2030 3,000,000 2,973,047
4.00%, 7/31/2030 3,000,000 3,016,406
0.63%, 8/15/2030 7,000,000 5,677,930
4.13%, 8/31/2030 3,000,000 3,037,617
4.63%, 9/30/2030 2,500,000 2,606,055
4.88%, 10/31/2030 4,000,000 4,230,625
0.88%, 11/15/2030 8,400,000 6,900,797
4.38%, 11/30/2030 3,000,000 3,084,844
3.75%, 12/31/2030 5,000,000 4,957,813
1.13%, 2/15/2031 9,000,000 7,512,539
1.63%, 5/15/2031 5,500,000 4,717,754
1.25%, 8/15/2031 9,500,000 7,860,879
1.38%, 11/15/2031 7,500,000 6,226,758
1.88%, 2/15/2032 7,100,000 6,104,059
2.88%, 5/15/2032 8,800,000 8,154,437
2.75%, 8/15/2032 (a) 8,200,000 7,509,406
4.13%, 11/15/2032 7,900,000 8,030,227
3.50%, 2/15/2033 8,700,000 8,436,621
3.38%, 5/15/2033 (a) 9,500,000 9,117,031
3.88%, 8/15/2033 9,200,000 9,188,500
4.50%, 11/15/2033 (a) 6,000,000 6,299,063
Total U.S. Treasury Obligations
(cost $969,188,756)
897,999,132

NVIT Bond Index Fund - December 31, 2023 - Statement of Investments - 99
Repurchase Agreements 4 .7%
Principal
Amount ($) Value ($)
Bank of America NA
5.34%, dated 12/29/2023,
due 1/2/2024, repurchase
price $26,015,427,
collateralized by U.S.
Government Agency
Securities, ranging from
3.00% - 3.50%, maturing
5/1/2045 - 1/1/2047;
total market value
$26,520,000. (h)(i) 26,000,000 26,000,000
BNP Paribas Securities
Corp.
5.34%, dated 12/29/2023,
due 1/2/2024, repurchase
price $25,014,834,
collateralized by U.S.
Government Treasury
Securities, ranging from
0.00% - 4.63%, maturing
12/31/2023 - 5/15/2044;
total market value
$25,500,000. (h)(i) 25,000,000 25,000,000
Cantor Fitzgerald & Co.
5.40%, dated 12/29/2023,
due 1/2/2024, repurchase
price $3,554,341,
collateralized by U.S.
Government Agency
Securities, ranging from
0.38% - 28.14%, maturing
10/15/2024 - 11/20/2073;
total market value
$3,623,253. (h)(i) 3,552,209 3,552,209
Citi Global Market, Inc.
5.31%, dated 12/29/2023,
due 1/2/2024, repurchase
price $3,001,770,
collateralized by U.S.
Government Treasury
Securities, 0.38%,
maturing 4/15/2024 -
1/31/2026; total market
value $3,060,002. (h)(i) 3,000,000 3,000,000
ING Financial Services LLC
5.32%, dated 12/29/2023,
due 1/2/2024, repurchase
price $5,002,956,
collateralized by U.S.
Government Treasury
Securities, ranging from
0.00% - 5.35%, maturing
1/15/2024 - 11/15/2053;
total market value
$5,100,001. (h)(i) 5,000,000 5,000,000
Repurchase Agreements
Principal
Amount ($) Value ($)
MetLife, Inc.
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $20,011,845,
collateralized by U.S.
Government Treasury
Securities, 0.00%,
maturing 5/15/2046;
total market value
$20,411,187. (h)(i) 20,000,000 20,000,000
Pershing LLC
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $2,001,185,
collateralized by U.S.
Government Agency
Securities, ranging from
0.27% - 8.00%, maturing
2/15/2024 - 10/20/2073;
total market value
$2,040,000. (h)(i) 2,000,000 2,000,000
Santander US Capital
Markets
5.38%, dated 12/29/2023,
due 1/2/2024, repurchase
price $20,030,526,
collateralized by U.S.
Government Agency
Securities, ranging from
2.00% - 7.19%, maturing
6/1/2024 - 8/20/2071;
total market value
$20,431,136. (h)(i) 20,018,559 20,018,559
Total Repurchase Agreements
(cost $104,570,768)
104,570,768
Total Investments
(cost $2,450,112,080) — 103.2%
2,274,248,287
Liabilities in excess of other
assets — (3.2)% (70,298,619)
NET ASSETS — 100.0%
$ 2,203,949,668

100 - Statement of Investments - December 31, 2023 - NVIT Bond Index Fund
† Amount rounds to less than 0.1%.
(a) The security or a portion of this security is on loan as of December 31, 2023. The total value of securities on
loan as of December 31, 2023 was $271,683,422, which
was collateralized by cash used to purchase repurchase
agreements with a total value of $104,570,768 and by
$176,186,549 of collateral in the form of U.S. Government
Treasury Securities, interest rates ranging from 0.00%
– 7.63%, and maturity dates ranging from 1/25/2024 –
11/15/2053, a total value of $280,757,317.
(b) Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest
rates and prepayments on the underlying pool of assets.  See
Note – for further information. The interest rate shown was
the current rate as of December 31, 2023.
(c) Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as
of December 31, 2023.
(d) Zero Coupon Security. Debt security that pays no cash
income but is sold at substantial discount from its value at maturity.
(e) Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board
of Trustees. The liquidity determination is unaudited. The
aggregate value of these securities as of December 31, 2023
was $3,265,251 which represents 0.15% of net assets.
(f) Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate as of December 31, 2023.
(g) Investment in affiliate.
(h) Security was purchased with cash collateral held from
securities on loan. The total value of securities purchased
with cash collateral as of December 31, 2023 was
$104,570,768.
(i) Please refer to Note 2 for additional information on the joint repurchase agreement.
ACES Alternative Credit Enhancement Services
FHLB Federal Home Loan Bank
FHLMC Federal Home Loan Mortgage Corp.
FNMA Federal National Mortgage Association
GNMA Government National Mortgage Association
ICE Intercontinental Exchange
LIBOR London Interbank Offered Rate
RB Revenue Bond
REIT Real Estate Investment Trust
REMICS Real Estate Mortgage Investment Conduits
SOFR Secured Overnight Financing Rate
TBA To Be Announced; Security is subject to delayed
delivery
UMBS Uniform Mortgage-Backed Securities
Currency:
USD United States Dollar
The accompanying notes are an integral part of these financial statements.

NVIT International Index Fund - December 31, 2023 - Statement of Investments - 101
Common Stocks 98 .8%
Shares Value ($)
AUSTRALIA 7 .9%
Banks 1 .8%
ANZ Group Holdings Ltd. 259,838 4,577,744
Commonwealth Bank of
Australia 145,004 11,019,241
National Australia Bank Ltd. 272,150 5,676,284
Westpac Banking Corp. 303,656 4,725,242
25,998,511
Beverages 0 .0%
†
Treasury Wine Estates Ltd.∞ 70,199 514,174
Broadline Retail 0 .3%
Wesfarmers Ltd. 97,788 3,795,689
Capital Markets 0 .3%
ASX Ltd. 17,463 749,216
Macquarie Group Ltd. 31,670 3,946,945
4,696,161
Chemicals 0 .0%
†
Orica Ltd. 36,803 398,732
Commercial Services & Supplies 0 .1%
Brambles Ltd. 124,460 1,152,389
Consumer Staples Distribution & Retail 0 .3%
Coles Group Ltd. 115,048 1,260,584
Endeavour Group Ltd. 132,028 467,907
Woolworths Group Ltd. 104,206 2,637,109
4,365,600
Diversified Consumer Services 0 .0%
†
IDP Education Ltd.(a) 25,165 342,427
Diversified REITs 0 .1%
GPT Group (The) 163,541 514,593
Mirvac Group 341,991 484,355
Stockland 207,550 629,082
1,628,030
Diversified Telecommunication Services 0 .1%
Telstra Group Ltd. 349,751 942,391
Electric Utilities 0 .1%
Origin Energy Ltd. 148,252 855,617
Financial Services 0 .0%
†
Washington H Soul Pattinson
& Co. Ltd. 21,336 476,197
Gas Utilities 0 .1%
APA Group 117,836 684,405
Ground Transportation 0 .0%
†
Aurizon Holdings Ltd. 157,539 406,874
Health Care Equipment & Supplies 0 .1%
Cochlear Ltd. 5,571 1,131,955
Health Care Providers & Services 0 .1%
EBOS Group Ltd. 15,246 341,996
Ramsay Health Care Ltd. 16,394 586,250
Sonic Healthcare Ltd. 38,580 842,216
1,770,462
Hotels, Restaurants & Leisure 0 .3%
Aristocrat Leisure Ltd. 51,084 1,416,365
Flutter Entertainment plc* 15,504 2,730,421
Lottery Corp. Ltd. (The) 195,313 642,649
4,789,435
Industrial REITs 0 .2%
Goodman Group 148,728 2,553,739
Common Stocks
Shares Value ($)
AUSTRALIA
Insurance 0 .3%
Insurance Australia Group
Ltd. 203,851 785,389
Medibank Pvt Ltd. 239,796 581,114
QBE Insurance Group Ltd. 131,184 1,322,833
Suncorp Group Ltd. 107,988 1,016,761
3,706,097
Interactive Media & Services 0 .1%
CAR Group Ltd. 31,182 660,230
REA Group Ltd.(a) 4,439 546,265
SEEK Ltd. 31,559 572,591
1,779,086
Metals & Mining 2 .7%
BHP Group Ltd. 440,546 15,086,043
BlueScope Steel Ltd. 36,808 585,785
Fortescue Ltd. 144,830 2,864,773
Glencore plc 901,728 5,409,682
IGO Ltd. 59,195 363,151
Mineral Resources Ltd. 15,464 734,578
Northern Star Resources Ltd. 97,532 912,354
Pilbara Minerals Ltd.(a) 253,627 679,696
Rio Tinto Ltd. 32,484 2,993,703
Rio Tinto plc 97,863 7,268,091
South32 Ltd. 405,435 921,226
37,819,082
Office REITs 0 .0%
†
Dexus 91,836 478,154
Oil, Gas & Consumable Fuels 0 .4%
Ampol Ltd. 19,569 481,254
Santos Ltd. 288,476 1,506,461
Woodside Energy Group Ltd. 163,617 3,465,478
5,453,193
Passenger Airlines 0 .0%
†
Qantas Airways Ltd.* 83,574 304,686
Professional Services 0 .1%
Computershare Ltd. 45,516 756,223
Retail REITs 0 .1%
Scentre Group 437,636 887,590
Vicinity Ltd. 329,354 455,707
1,343,297
Software 0 .1%
WiseTech Global Ltd. 15,089 771,603
Trading Companies & Distributors 0 .0%
†
Reece Ltd. 18,060 274,671
Transportation Infrastructure 0 .2%
Transurban Group 270,790 2,523,875
111,712,755
AUSTRIA 0 .2%
Banks 0 .1%
Erste Group Bank AG 29,666 1,203,645
Electric Utilities 0 .0%
†
Verbund AG(a) 5,866 545,366
Metals & Mining 0 .0%
†
voestalpine AG 10,407 328,300
Oil, Gas & Consumable Fuels 0 .0%
†
OMV AG 13,078 574,908

102 - Statement of Investments - December 31, 2023 - NVIT International Index Fund
Common Stocks
Shares Value ($)
AUSTRIA
Paper & Forest Products 0 .1%
Mondi plc 40,088 783,755
3,435,974
BELGIUM 0 .8%
Banks 0 .1%
KBC Group NV 21,721 1,409,365
Beverages 0 .3%
Anheuser-Busch InBev SA/
NV 75,274 4,863,177
Chemicals 0 .1%
Syensqo SA* 6,692 696,359
Umicore SA(a) 18,800 516,689
1,213,048
Distributors 0 .0%
†
D'ieteren Group 1,911 373,815
Electric Utilities 0 .0%
†
Elia Group SA/NV 2,584 323,489
Financial Services 0 .1%
Groupe Bruxelles Lambert
NV 4,876 380,496
Groupe Bruxelles Lambert
NV 3,203 252,437
Sofina SA 1,194 297,145
930,078
Food Products 0 .0%
†
Lotus Bakeries NV 36 327,046
Industrial REITs 0 .0%
†
Warehouses De Pauw CVA 13,861 435,157
Insurance 0 .1%
Ageas SA/NV 14,322 622,696
Pharmaceuticals 0 .1%
UCB SA 10,870 946,664
11,444,535
BRAZIL 0 .0%
†
Chemicals 0 .0%
†
Yara International ASA 14,711 522,726
BURKINA FASO 0 .0%
†
Metals & Mining 0 .0%
†
Endeavour Mining plc 16,881 379,268
CHILE 0 .1%
Metals & Mining 0 .1%
Antofagasta plc 34,922 747,036
CHINA 0 .4%
Banks 0 .1%
BOC Hong Kong Holdings
Ltd. 318,500 861,855
Beverages 0 .0%
†
Budweiser Brewing Co.
APAC Ltd. Reg. S(b) 149,500 279,112
Broadline Retail 0 .3%
Prosus NV 127,378 3,798,044
Building Products 0 .0%
†
Xinyi Glass Holdings Ltd. 132,000 147,836
Common Stocks
Shares Value ($)
CHINA
Food Products 0 .0%
†
Wilmar International Ltd. 166,794 450,093
Marine Transportation 0 .0%
†
SITC International Holdings
Co. Ltd. 127,000 218,944
Real Estate Management & Development 0 .0%
†
ESR Group Ltd. Reg. S(a)(b) 150,200 207,320
Wharf Holdings Ltd. (The) 92,708 298,096
505,416
6,261,300
DENMARK 3 .3%
Air Freight & Logistics 0 .2%
DSV A/S 15,931 2,802,447
Banks 0 .1%
Danske Bank A/S 60,614 1,619,013
Beverages 0 .1%
Carlsberg A/S, Class B 8,631 1,081,806
Biotechnology 0 .1%
Genmab A/S* 5,796 1,846,208
Building Products 0 .0%
†
ROCKWOOL A/S, Class B 699 204,485
Chemicals 0 .1%
Chr Hansen Holding A/S 9,469 793,801
Novozymes A/S, Class B 17,406 958,377
1,752,178
Electric Utilities 0 .1%
Orsted A/S Reg. S(b) 16,268 898,276
Electrical Equipment 0 .2%
Vestas Wind Systems A/S* 86,120 2,737,846
Health Care Equipment & Supplies 0 .1%
Coloplast A/S, Class B 12,125 1,386,230
Demant A/S* 7,552 332,003
1,718,233
Insurance 0 .0%
†
Tryg A/S 29,442 640,342
Marine Transportation 0 .1%
AP Moller - Maersk A/S,
Class A 279 494,891
AP Moller - Maersk A/S,
Class B 429 771,112
1,266,003
Pharmaceuticals 2 .1%
Novo Nordisk A/S, Class B 283,005 29,272,574
Textiles, Apparel & Luxury Goods 0 .1%
Pandora A/S 7,291 1,007,265
46,846,676
FINLAND 1 .1%
Banks 0 .3%
Nordea Bank Abp 279,141 3,452,573
Communications Equipment 0 .1%
Nokia OYJ 468,703 1,610,284
Consumer Staples Distribution & Retail 0 .0%
†
Kesko OYJ, Class B 23,790 471,480

NVIT International Index Fund - December 31, 2023 - Statement of Investments - 103
Common Stocks
Shares Value ($)
FINLAND
Diversified Telecommunication Services 0 .1%
Elisa OYJ 12,848 595,826
Electric Utilities 0 .0%
†
Fortum OYJ 38,960 565,380
Insurance 0 .1%
Sampo OYJ, Class A 40,414 1,768,647
Machinery 0 .2%
Kone OYJ, Class B 29,503 1,476,400
Metso Oyj 56,615 573,738
Wartsila OYJ Abp(a) 40,478 589,606
2,639,744
Oil, Gas & Consumable Fuels 0 .1%
Neste OYJ(a) 36,962 1,313,227
Paper & Forest Products 0 .2%
Stora Enso OYJ, Class R 49,510 684,863
UPM-Kymmene OYJ 46,537 1,750,521
2,435,384
Pharmaceuticals 0 .0%
†
Orion OYJ, Class B 8,849 383,682
15,236,227
FRANCE 10 .2%
Aerospace & Defense 1 .1%
Airbus SE 51,624 7,968,592
Dassault Aviation SA 1,795 355,185
Safran SA 29,970 5,286,837
Thales SA 9,020 1,334,020
14,944,634
Automobile Components 0 .2%
Cie Generale des
Etablissements Michelin
SCA 59,618 2,142,252
Automobiles 0 .0%
†
Renault SA 16,544 676,948
Banks 0 .7%
BNP Paribas SA 91,595 6,346,337
Credit Agricole SA 93,042 1,320,213
Societe Generale SA 63,436 1,691,269
9,357,819
Beverages 0 .2%
Pernod Ricard SA 17,764 3,141,209
Remy Cointreau SA 1,823 231,617
3,372,826
Building Products 0 .2%
Cie de Saint-Gobain SA 39,342 2,909,195
Capital Markets 0 .0%
†
Amundi SA Reg. S(b) 4,809 328,873
Chemicals 0 .7%
Air Liquide SA 45,270 8,806,432
Arkema SA 5,154 586,280
9,392,712
Construction & Engineering 0 .5%
Bouygues SA 16,354 617,542
Eiffage SA 6,459 693,315
Vinci SA 44,210 5,552,474
6,863,331
Consumer Staples Distribution & Retail 0 .1%
Carrefour SA(a) 51,765 947,409
Common Stocks
Shares Value ($)
FRANCE
Diversified REITs 0 .0%
†
Covivio SA 4,146 224,079
Diversified Telecommunication Services 0 .1%
Orange SA 158,144 1,799,118
Electrical Equipment 0 .2%
Legrand SA 23,173 2,413,702
Entertainment 0 .0%
†
Bollore SE 61,454 384,842
Financial Services 0 .1%
Edenred SE 22,149 1,329,897
Eurazeo SE 4,146 329,655
Worldline SA Reg. S*(b) 20,109 349,255
2,008,807
Food Products 0 .3%
Danone SA 55,373 3,591,564
Health Care Equipment & Supplies 0 .4%
BioMerieux 3,455 384,903
EssilorLuxottica SA 25,675 5,151,642
5,536,545
Hotels, Restaurants & Leisure 0 .1%
Accor SA 15,849 606,211
La Francaise des Jeux
SAEM Reg. S(b) 9,632 349,644
Sodexo SA 7,384 812,899
1,768,754
Household Durables 0 .0%
†
SEB SA 1,982 247,489
Insurance 0 .4%
AXA SA 156,447 5,106,878
Interactive Media & Services 0 .0%
†
Adevinta ASA* 30,453 336,733
IT Services 0 .2%
Capgemini SE 13,604 2,845,867
Life Sciences Tools & Services 0 .0%
†
Sartorius Stedim Biotech 2,497 663,207
Machinery 0 .0%
†
Alstom SA(a) 25,000 336,646
Media 0 .2%
Publicis Groupe SA 19,579 1,820,741
Vivendi SE 56,463 604,695
2,425,436
Multi-Utilities 0 .3%
Engie SA 160,507 2,822,380
Veolia Environnement SA 58,489 1,847,384
4,669,764
Office REITs 0 .0%
†
Gecina SA 4,125 503,751
Oil, Gas & Consumable Fuels 1 .0%
TotalEnergies SE 198,553 13,487,397
Personal Care Products 0 .7%
L'Oreal SA 20,865 10,374,193
Pharmaceuticals 0 .0%
†
Ipsen SA 3,465 413,554
Professional Services 0 .1%
Bureau Veritas SA 26,496 669,651

104 - Statement of Investments - December 31, 2023 - NVIT International Index Fund
Common Stocks
Shares Value ($)
FRANCE
Professional Services
Teleperformance SE 5,078 742,216
1,411,867
Retail REITs 0 .1%
Klepierre SA 18,139 495,984
Unibail-Rodamco-Westfield* 10,082 742,724
1,238,708
Software 0 .2%
Dassault Systemes SE 58,463 2,862,034
Textiles, Apparel & Luxury Goods 2 .0%
Hermes International SCA 2,750 5,836,252
Kering SA 6,422 2,849,961
LVMH Moet Hennessy Louis
Vuitton SE 23,946 19,423,203
28,109,416
Transportation Infrastructure 0 .1%
Aeroports de Paris SA 2,745 355,518
Getlink SE 31,417 574,872
930,390
144,626,740
GERMANY 8 .4%
Aerospace & Defense 0 .2%
MTU Aero Engines AG 4,646 1,001,364
Rheinmetall AG 3,728 1,181,784
2,183,148
Air Freight & Logistics 0 .3%
Deutsche Post AG 86,261 4,273,003
Automobile Components 0 .1%
Continental AG 9,726 827,200
Automobiles 0 .9%
Bayerische Motoren Werke
AG 27,769 3,088,574
Bayerische Motoren Werke
AG (Preference) 5,025 499,049
Dr Ing hc F Porsche AG
(Preference) Reg. S(b) 9,927 875,424
Mercedes-Benz Group AG 70,042 4,837,382
Porsche Automobil Holding
SE (Preference) 12,660 647,466
Volkswagen AG 2,526 330,378
Volkswagen AG (Preference) 17,562 2,167,804
12,446,077
Banks 0 .1%
Commerzbank AG 91,119 1,082,281
Capital Markets 0 .4%
Deutsche Bank AG
(Registered) 170,329 2,324,780
Deutsche Boerse AG 16,339 3,363,979
5,688,759
Chemicals 0 .5%
BASF SE 77,223 4,158,316
Covestro AG Reg. S*(b) 17,253 1,003,510
Evonik Industries AG 19,951 407,348
Symrise AG, Class A 11,239 1,236,197
Wacker Chemie AG 1,660 209,496
7,014,867
Construction Materials 0 .1%
Heidelberg Materials AG 12,272 1,096,481
Common Stocks
Shares Value ($)
GERMANY
Consumer Staples Distribution & Retail 0 .0%
†
HelloFresh SE*(a) 13,648 216,177
Diversified Telecommunication Services 0 .5%
Deutsche Telekom AG
(Registered) 281,623 6,762,972
Electrical Equipment 0 .0%
†
Siemens Energy AG* 47,165 624,985
Health Care Equipment & Supplies 0 .1%
Carl Zeiss Meditec AG 3,784 412,947
Siemens Healthineers AG
Reg. S(b) 24,170 1,404,535
1,817,482
Health Care Providers & Services 0 .1%
Fresenius Medical Care AG 18,230 762,316
Fresenius SE & Co. KGaA 36,014 1,117,829
1,880,145
Household Products 0 .1%
Henkel AG & Co. KGaA 9,232 662,222
Henkel AG & Co. KGaA
(Preference) 14,859 1,195,137
1,857,359
Independent Power and Renewable Electricity Producers
0 .2%
RWE AG 55,563 2,526,201
Industrial Conglomerates 0 .9%
Siemens AG (Registered) 65,908 12,362,367
Insurance 1 .1%
Allianz SE (Registered) 34,887 9,318,333
Hannover Rueck SE 5,244 1,252,969
Muenchener
Rueckversicherungs-
Gesellschaft AG in
Muenchen (Registered) 11,755 4,867,701
Talanx AG 5,760 411,071
15,850,074
Interactive Media & Services 0 .0%
†
Scout24 SE Reg. S(b) 6,712 474,880
IT Services 0 .0%
†
Bechtle AG(a) 6,759 338,662
Life Sciences Tools & Services 0 .1%
Sartorius AG (Preference)(a) 2,215 814,943
Machinery 0 .2%
Daimler Truck Holding AG 46,581 1,749,235
GEA Group AG 15,007 624,589
Knorr-Bremse AG 5,864 380,393
Rational AG 404 312,125
3,066,342
Multi-Utilities 0 .2%
E.ON SE 196,212 2,632,203
Passenger Airlines 0 .0%
†
Deutsche Lufthansa AG
(Registered)* 50,076 445,064
Personal Care Products 0 .1%
Beiersdorf AG 8,782 1,315,803
Pharmaceuticals 0 .4%
Bayer AG (Registered) 85,047 3,157,267

NVIT International Index Fund - December 31, 2023 - Statement of Investments - 105
Common Stocks
Shares Value ($)
GERMANY
Pharmaceuticals
Merck KGaA 11,154 1,774,130
4,931,397
Real Estate Management & Development 0 .2%
LEG Immobilien SE* 6,907 604,853
Vonovia SE 63,846 2,011,858
2,616,711
Semiconductors & Semiconductor Equipment 0 .3%
Infineon Technologies AG 112,943 4,710,691
Software 1 .0%
Nemetschek SE(a) 4,770 413,075
SAP SE 90,557 13,929,970
14,343,045
Specialty Retail 0 .0%
†
Zalando SE Reg. S*(b) 19,231 455,370
Textiles, Apparel & Luxury Goods 0 .2%
adidas AG 14,082 2,863,420
Puma SE 9,260 515,977
3,379,397
Trading Companies & Distributors 0 .1%
Brenntag SE 12,397 1,138,089
119,172,175
HONG KONG 2 .0%
Banks 0 .1%
Hang Seng Bank Ltd. 66,200 769,124
Capital Markets 0 .3%
Futu Holdings Ltd., ADR*(a) 5,070 276,974
Hong Kong Exchanges &
Clearing Ltd. 103,600 3,544,692
3,821,666
Diversified Telecommunication Services 0 .0%
†
HKT Trust & HKT Ltd. 354,220 423,713
Electric Utilities 0 .2%
CK Infrastructure Holdings
Ltd. 59,500 330,595
CLP Holdings Ltd. 142,500 1,174,558
Power Assets Holdings Ltd. 123,000 712,077
2,217,230
Food Products 0 .0%
†
WH Group Ltd. Reg. S(b) 703,545 453,797
Gas Utilities 0 .1%
Hong Kong & China Gas Co.
Ltd. 940,266 723,333
Ground Transportation 0 .0%
†
MTR Corp. Ltd. 137,500 536,088
Industrial Conglomerates 0 .0%
†
Jardine Matheson Holdings
Ltd. 13,600 578,000
Jardine Matheson Holdings
Ltd. 600 24,698
602,698
Insurance 0 .8%
AIA Group Ltd. 992,200 8,617,660
Prudential plc 240,190 2,703,852
11,321,512
Machinery 0 .1%
Techtronic Industries Co. Ltd. 121,000 1,447,239
Common Stocks
Shares Value ($)
HONG KONG
Real Estate Management & Development 0 .3%
CK Asset Holdings Ltd. 172,516 862,727
Hang Lung Properties Ltd. 156,000 216,447
Henderson Land
Development Co. Ltd. 135,775 419,686
Hongkong Land Holdings
Ltd. 95,100 315,732
Hongkong Land Holdings
Ltd. 100 348
New World Development Co.
Ltd. 119,231 184,273
Sino Land Co. Ltd. 293,000 319,448
Sun Hung Kai Properties Ltd. 126,000 1,355,981
Swire Pacific Ltd., Class A 38,000 320,881
Swire Properties Ltd. 110,800 223,401
Wharf Real Estate
Investment Co. Ltd. 138,500 471,108
4,690,032
Retail REITs 0 .1%
Link REIT 226,840 1,268,575
28,275,007
IRELAND 0 .4%
Banks 0 .1%
AIB Group plc 121,552 520,118
Bank of Ireland Group plc 90,782 822,895
1,343,013
Building Products 0 .1%
Kingspan Group plc 14,055 1,214,668
Containers & Packaging 0 .0%
†
Smurfit Kappa Group plc(a) 22,206 875,399
Food Products 0 .1%
Kerry Group plc, Class A 14,005 1,214,652
Trading Companies & Distributors 0 .1%
AerCap Holdings NV* 17,419 1,294,580
5,942,312
ISRAEL 0 .6%
Aerospace & Defense 0 .0%
†
Elbit Systems Ltd. 2,289 485,128
Banks 0 .2%
Bank Hapoalim BM 109,425 980,487
Bank Leumi Le-Israel BM 134,913 1,084,398
Israel Discount Bank Ltd.,
Class A 108,494 541,474
Mizrahi Tefahot Bank Ltd. 13,283 513,507
3,119,866
Broadline Retail 0 .0%
†
Global-e Online Ltd.*(a) 7,886 312,522
Chemicals 0 .0%
†
ICL Group Ltd. 71,495 359,833
IT Services 0 .1%
Wix.com Ltd.* 4,836 594,925
Pharmaceuticals 0 .1%
Teva Pharmaceutical
Industries Ltd., ADR* 94,772 989,420
Real Estate Management & Development 0 .0%
†
Azrieli Group Ltd. 3,509 226,483

106 - Statement of Investments - December 31, 2023 - NVIT International Index Fund
Common Stocks
Shares Value ($)
ISRAEL
Software 0 .2%
Check Point Software
Technologies Ltd.* 8,026 1,226,293
Nice Ltd.* 5,533 1,104,367
2,330,660
8,418,837
ITALY 2 .3%
Aerospace & Defense 0 .0%
†
Leonardo SpA 24,050 396,780
Automobiles 0 .3%
Ferrari NV 11,077 3,733,389
Banks 0 .7%
Banco BPM SpA 105,555 557,336
FinecoBank Banca Fineco
SpA 51,063 767,207
Intesa Sanpaolo SpA 1,356,560 3,959,962
Mediobanca Banca di
Credito Finanziario SpA 46,906 580,330
UniCredit SpA 139,869 3,794,328
9,659,163
Beverages 0 .1%
Coca-Cola HBC AG 18,455 541,722
Davide Campari-Milano NV 44,169 498,142
1,039,864
Diversified Telecommunication Services 0 .1%
Infrastrutture Wireless
Italiane SpA Reg. S(b) 27,811 352,257
Telecom Italia SpA*(a) 974,463 317,073
669,330
Electric Utilities 0 .4%
Enel SpA 704,447 5,243,321
Terna - Rete Elettrica
Nazionale 120,938 1,009,061
6,252,382
Electrical Equipment 0 .1%
Prysmian SpA 23,220 1,058,634
Financial Services 0 .0%
†
Nexi SpA Reg. S*(b) 48,821 400,284
Gas Utilities 0 .1%
Snam SpA 171,556 883,010
Health Care Equipment & Supplies 0 .0%
†
DiaSorin SpA 2,475 255,233
Health Care Providers & Services 0 .0%
†
Amplifon SpA 11,235 389,902
Insurance 0 .2%
Assicurazioni Generali SpA 89,068 1,878,912
Poste Italiane SpA Reg. S(b) 43,941 498,537
2,377,449
Oil, Gas & Consumable Fuels 0 .2%
Eni SpA 204,007 3,462,726
Pharmaceuticals 0 .0%
†
Recordati Industria Chimica
e Farmaceutica SpA 9,618 519,447
Textiles, Apparel & Luxury Goods 0 .1%
Moncler SpA 17,904 1,104,076
32,201,669
Common Stocks
Shares Value ($)
JAPAN 22 .2%
Air Freight & Logistics 0 .1%
Nippon Express Holdings,
Inc. 6,300 357,490
SG Holdings Co. Ltd. 27,300 391,040
Yamato Holdings Co. Ltd. 24,400 450,278
1,198,808
Automobile Components 0 .4%
Aisin Corp. 12,200 425,078
Bridgestone Corp.(a) 48,500 2,003,063
Denso Corp. 164,100 2,461,326
Koito Manufacturing Co. Ltd. 17,200 267,221
Sumitomo Electric Industries
Ltd. 64,600 819,866
5,976,554
Automobiles 1 .8%
Honda Motor Co. Ltd. 398,900 4,123,415
Isuzu Motors Ltd. 51,600 661,993
Mazda Motor Corp. 48,180 511,060
Nissan Motor Co. Ltd. 208,500 813,881
Subaru Corp. 52,500 958,060
Suzuki Motor Corp. 32,100 1,381,736
Toyota Motor Corp. 919,670 16,882,179
Yamaha Motor Co. Ltd.(a) 78,300 696,748
26,029,072
Banks 1 .5%
Chiba Bank Ltd. (The) 50,200 361,935
Concordia Financial Group
Ltd. 85,000 387,672
Japan Post Bank Co. Ltd. 128,400 1,307,079
Mitsubishi UFJ Financial
Group, Inc. 986,467 8,489,236
Mizuho Financial Group, Inc. 207,651 3,551,501
Resona Holdings, Inc. 182,900 926,266
Shizuoka Financial Group,
Inc. 42,600 360,390
Sumitomo Mitsui Financial
Group, Inc. 109,453 5,331,467
Sumitomo Mitsui Trust
Holdings, Inc. 57,880 1,110,003
21,825,549
Beverages 0 .2%
Asahi Group Holdings Ltd.(a) 42,000 1,563,267
Kirin Holdings Co. Ltd.(a) 68,300 999,991
Suntory Beverage & Food
Ltd. 11,700 385,446
2,948,704
Broadline Retail 0 .1%
Pan Pacific International
Holdings Corp. 33,600 799,665
Rakuten Group, Inc.*(a) 134,700 598,516
1,398,181
Building Products 0 .3%
AGC, Inc.(a) 17,000 630,056
Daikin Industries Ltd. 22,800 3,703,626
TOTO Ltd. 11,600 305,409
4,639,091
Capital Markets 0 .2%
Daiwa Securities Group, Inc. 116,900 783,488
Japan Exchange Group, Inc. 44,700 943,112
Nomura Holdings, Inc. 264,900 1,194,022
SBI Holdings, Inc. 20,490 459,585
3,380,207

NVIT International Index Fund - December 31, 2023 - Statement of Investments - 107
Common Stocks
Shares Value ($)
JAPAN
Chemicals 0 .9%
Asahi Kasei Corp. 104,100 770,301
JSR Corp. 14,300 407,395
Mitsubishi Chemical Group
Corp. 113,500 693,554
Mitsui Chemicals, Inc. 15,000 443,585
Nippon Paint Holdings Co.
Ltd. 86,200 694,655
Nippon Sanso Holdings
Corp. 15,700 418,673
Nissan Chemical Corp. 11,100 432,135
Nitto Denko Corp. 12,800 954,304
Shin-Etsu Chemical Co. Ltd. 158,000 6,602,224
Sumitomo Chemical Co. Ltd.
(a) 127,100 309,601
Toray Industries, Inc. 125,000 650,624
Tosoh Corp. 19,900 253,623
12,630,674
Commercial Services & Supplies 0 .2%
Dai Nippon Printing Co. Ltd. 16,900 498,673
Secom Co. Ltd. 18,400 1,322,625
TOPPAN Holdings, Inc. 21,500 598,196
2,419,494
Construction & Engineering 0 .1%
Kajima Corp. 36,100 601,161
Obayashi Corp. 53,900 465,370
Shimizu Corp. 43,500 289,038
Taisei Corp. 15,800 539,533
1,895,102
Consumer Staples Distribution & Retail 0 .3%
Aeon Co. Ltd. 57,500 1,282,881
Kobe Bussan Co. Ltd. 12,200 360,040
MatsukiyoCocokara & Co. 28,800 509,034
Seven & i Holdings Co. Ltd. 64,500 2,554,526
4,706,481
Diversified REITs 0 .1%
Daiwa House REIT
Investment Corp. 181 322,716
KDX Realty Investment Corp. 360 410,139
Nomura Real Estate Master
Fund, Inc. 345 402,959
1,135,814
Diversified Telecommunication Services 0 .2%
Nippon Telegraph &
Telephone Corp. 2,617,500 3,195,685
Electric Utilities 0 .2%
Chubu Electric Power Co.,
Inc. 56,700 731,602
Kansai Electric Power Co.,
Inc. (The) 62,000 821,108
Tokyo Electric Power Co.
Holdings, Inc.* 130,200 679,678
2,232,388
Electrical Equipment 0 .3%
Fuji Electric Co. Ltd. 10,700 458,436
Mitsubishi Electric Corp. 165,000 2,329,236
Nidec Corp. 36,700 1,495,584
4,283,256
Electronic Equipment, Instruments & Components 1 .2%
Azbil Corp. 10,200 336,151
Hamamatsu Photonics KK 12,300 504,174
Common Stocks
Shares Value ($)
JAPAN
Electronic Equipment, Instruments & Components
Hirose Electric Co. Ltd. 2,894 327,063
Ibiden Co. Ltd. 9,400 517,834
Keyence Corp. 16,944 7,427,290
Kyocera Corp. 110,400 1,604,728
Murata Manufacturing Co.
Ltd. 148,000 3,125,601
Omron Corp. 15,400 715,075
Shimadzu Corp. 20,900 582,393
TDK Corp. 34,200 1,621,216
Yokogawa Electric Corp. 18,700 355,210
17,116,735
Entertainment 0 .5%
Capcom Co. Ltd. 15,100 487,593
Koei Tecmo Holdings Co.
Ltd. 11,120 126,529
Konami Group Corp. 9,100 474,761
Nexon Co. Ltd.(a) 29,700 539,387
Nintendo Co. Ltd. 89,700 4,687,377
Square Enix Holdings Co.
Ltd. 6,900 247,255
Toho Co. Ltd. 9,100 307,254
6,870,156
Financial Services 0 .2%
Mitsubishi HC Capital, Inc. 70,200 470,741
ORIX Corp. 103,100 1,931,762
2,402,503
Food Products 0 .3%
Ajinomoto Co., Inc. 39,000 1,507,198
Kikkoman Corp. 11,700 714,356
MEIJI Holdings Co. Ltd. 19,360 459,108
Nissin Foods Holdings Co.
Ltd. 17,400 606,732
Yakult Honsha Co. Ltd. 23,200 520,256
3,807,650
Gas Utilities 0 .1%
Osaka Gas Co. Ltd. 33,000 688,769
Tokyo Gas Co. Ltd. 32,100 735,871
1,424,640
Ground Transportation 0 .5%
Central Japan Railway Co. 62,500 1,584,713
East Japan Railway Co. 25,776 1,482,840
Hankyu Hanshin Holdings,
Inc. 20,200 642,079
Keisei Electric Railway Co.
Ltd. 11,000 517,649
Kintetsu Group Holdings Co.
Ltd. 14,500 459,040
Odakyu Electric Railway Co.
Ltd. 28,900 439,914
Tobu Railway Co. Ltd. 17,000 455,430
Tokyu Corp. 41,500 505,653
West Japan Railway Co. 19,900 828,709
6,916,027
Health Care Equipment & Supplies 0 .6%
Asahi Intecc Co. Ltd. 20,000 405,447
Hoya Corp. 30,800 3,830,569
Olympus Corp. 105,700 1,525,416
Sysmex Corp. 14,400 800,146
Terumo Corp. 59,000 1,925,260
8,486,838

108 - Statement of Investments - December 31, 2023 - NVIT International Index Fund
Common Stocks
Shares Value ($)
JAPAN
Health Care Technology 0 .0%
†
M3, Inc. 37,800 622,499
Hotels, Restaurants & Leisure 0 .3%
McDonald's Holdings Co.
Japan Ltd.(a) 8,026 347,632
Oriental Land Co. Ltd. 94,000 3,491,358
Zensho Holdings Co. Ltd. 8,100 422,941
4,261,931
Household Durables 1 .0%
Iida Group Holdings Co. Ltd. 13,000 194,063
Open House Group Co. Ltd. 6,200 183,230
Panasonic Holdings Corp. 188,500 1,848,238
Sekisui Chemical Co. Ltd. 31,200 448,723
Sekisui House Ltd. 53,200 1,178,734
Sharp Corp.* 22,900 162,821
Sony Group Corp. 109,200 10,347,211
14,363,020
Household Products 0 .1%
Unicharm Corp. 33,900 1,224,689
Industrial Conglomerates 0 .4%
Hikari Tsushin, Inc. 1,900 314,167
Hitachi Ltd. 80,400 5,810,621
6,124,788
Industrial REITs 0 .1%
GLP J-REIT 419 416,578
Nippon Prologis REIT, Inc. 202 388,749
805,327
Insurance 0 .8%
Dai-ichi Life Holdings, Inc. 82,600 1,753,630
Japan Post Holdings Co. Ltd. 180,100 1,607,295
Japan Post Insurance Co.
Ltd. 15,200 269,868
MS&AD Insurance Group
Holdings, Inc. 37,441 1,469,372
Sompo Holdings, Inc. 25,750 1,257,377
T&D Holdings, Inc. 45,100 715,744
Tokio Marine Holdings, Inc. 155,200 3,874,630
10,947,916
Interactive Media & Services 0 .1%
LY Corp.(a) 233,600 825,925
IT Services 0 .5%
Fujitsu Ltd. 15,400 2,324,872
NEC Corp. 20,700 1,221,483
Nomura Research Institute
Ltd. 34,715 1,005,889
NTT Data Group Corp. 52,800 745,675
Obic Co. Ltd. 5,900 1,013,171
Otsuka Corp.(a) 9,400 386,587
SCSK Corp. 12,600 249,460
TIS, Inc. 19,700 433,211
7,380,348
Leisure Products 0 .2%
Bandai Namco Holdings, Inc. 52,500 1,049,562
Shimano, Inc. 6,700 1,034,270
Yamaha Corp. 11,900 274,313
2,358,145
Machinery 1 .0%
Daifuku Co. Ltd. 25,700 517,864
FANUC Corp. 81,900 2,409,305
Hitachi Construction
Machinery Co. Ltd. 10,200 269,325
Common Stocks
Shares Value ($)
JAPAN
Machinery
Hoshizaki Corp. 9,400 343,177
Komatsu Ltd. 81,300 2,118,028
Kubota Corp. 85,700 1,286,085
Makita Corp. 18,900 519,764
MINEBEA MITSUMI, Inc. 31,600 646,492
MISUMI Group, Inc. 24,900 419,953
Mitsubishi Heavy Industries
Ltd. 28,000 1,629,254
SMC Corp. 5,000 2,673,852
Toyota Industries Corp. 13,100 1,063,650
Yaskawa Electric Corp. 21,600 897,708
14,794,457
Marine Transportation 0 .2%
Kawasaki Kisen Kaisha Ltd.
(a) 12,500 544,832
Mitsui OSK Lines Ltd. 28,700 920,642
Nippon Yusen KK 41,200 1,276,871
2,742,345
Media 0 .0%
†
Dentsu Group, Inc. 17,001 434,932
Metals & Mining 0 .2%
JFE Holdings, Inc. 50,100 774,499
Nippon Steel Corp. 74,844 1,710,223
Sumitomo Metal Mining Co.
Ltd. 22,300 669,091
3,153,813
Office REITs 0 .1%
Japan Real Estate
Investment Corp. 108 446,750
Nippon Building Fund, Inc. 135 583,982
1,030,732
Oil, Gas & Consumable Fuels 0 .2%
ENEOS Holdings, Inc. 253,239 1,002,602
Idemitsu Kosan Co. Ltd. 85,280 464,472
Inpex Corp.(a) 85,300 1,149,717
2,616,791
Paper & Forest Products 0 .0%
†
Oji Holdings Corp. 83,100 319,425
Passenger Airlines 0 .0%
†
ANA Holdings, Inc.* 13,200 286,048
Japan Airlines Co. Ltd. 12,186 240,013
526,061
Personal Care Products 0 .2%
Kao Corp. 39,500 1,623,224
Kose Corp.(a) 2,600 194,339
Shiseido Co. Ltd. 34,800 1,047,654
2,865,217
Pharmaceuticals 1 .2%
Astellas Pharma, Inc. 159,000 1,906,421
Chugai Pharmaceutical Co.
Ltd. 58,200 2,206,716
Daiichi Sankyo Co. Ltd. 160,000 4,429,493
Eisai Co. Ltd. 21,500 1,075,785
Kyowa Kirin Co. Ltd. 23,300 391,883
Ono Pharmaceutical Co. Ltd. 33,100 591,212
Otsuka Holdings Co. Ltd.(a) 36,400 1,362,361
Shionogi & Co. Ltd. 23,000 1,107,344
Takeda Pharmaceutical Co.
Ltd. 136,949 3,931,443
17,002,658

NVIT International Index Fund - December 31, 2023 - Statement of Investments - 109
Common Stocks
Shares Value ($)
JAPAN
Professional Services 0 .4%
BayCurrent Consulting, Inc. 12,400 433,472
Recruit Holdings Co. Ltd. 124,600 5,319,585
5,753,057
Real Estate Management & Development 0 .5%
Daito Trust Construction Co.
Ltd. 5,400 625,069
Daiwa House Industry Co.
Ltd. 50,800 1,534,742
Hulic Co. Ltd.(a) 30,600 319,531
Mitsubishi Estate Co. Ltd. 99,500 1,366,867
Mitsui Fudosan Co. Ltd. 78,400 1,916,234
Nomura Real Estate
Holdings, Inc. 10,300 270,219
Sumitomo Realty &
Development Co. Ltd. 24,700 732,050
6,764,712
Retail REITs 0 .0%
†
Japan Metropolitan Fund
Invest 590 425,921
Semiconductors & Semiconductor Equipment 1 .2%
Advantest Corp. 67,200 2,313,998
Disco Corp. 7,900 1,944,009
Lasertec Corp.(a) 6,500 1,698,740
Renesas Electronics Corp.* 125,000 2,243,376
Rohm Co. Ltd. 30,400 582,375
SUMCO Corp.(a) 29,300 437,701
Tokyo Electron Ltd. 40,700 7,234,450
16,454,649
Software 0 .1%
Oracle Corp. Japan 3,100 238,807
Trend Micro, Inc.* 11,700 622,506
861,313
Specialty Retail 0 .4%
Fast Retailing Co. Ltd. 15,100 3,743,859
Nitori Holdings Co. Ltd. 6,700 895,093
USS Co. Ltd. 19,400 389,463
ZOZO, Inc. 12,300 276,371
5,304,786
Technology Hardware, Storage & Peripherals 0 .4%
Brother Industries Ltd. 18,700 297,716
Canon, Inc.(a) 86,600 2,219,694
FUJIFILM Holdings Corp. 32,700 1,958,947
Ricoh Co. Ltd. 52,100 399,113
Seiko Epson Corp. 23,300 348,056
5,223,526
Tobacco 0 .2%
Japan Tobacco, Inc.(a) 104,800 2,705,176
Trading Companies & Distributors 1 .3%
ITOCHU Corp.(a) 102,800 4,196,226
Marubeni Corp. 121,700 1,914,953
Mitsubishi Corp. 301,200 4,797,372
Mitsui & Co. Ltd. 111,700 4,161,846
MonotaRO Co. Ltd. 23,200 252,518
Sumitomo Corp. 91,300 1,991,474
Toyota Tsusho Corp. 17,900 1,048,689
18,363,078
Wireless Telecommunication Services 0 .8%
KDDI Corp. 129,300 4,105,032
SoftBank Corp. 252,400 3,145,611
Common Stocks
Shares Value ($)
JAPAN
Wireless Telecommunication Services
SoftBank Group Corp. 88,900 3,927,775
11,178,418
314,355,264
JORDAN 0 .0%
†
Pharmaceuticals 0 .0%
†
Hikma Pharmaceuticals plc 13,161 299,925
LUXEMBOURG 0 .1%
Life Sciences Tools & Services 0 .0%
†
Eurofins Scientific SE(a) 12,273 802,999
Metals & Mining 0 .1%
ArcelorMittal SA(a) 42,427 1,203,203
2,006,202
MACAU 0 .1%
Hotels, Restaurants & Leisure 0 .1%
Galaxy Entertainment Group
Ltd. 192,000 1,073,135
Sands China Ltd.* 219,500 640,546
1,713,681
NETHERLANDS 5 .5%
Banks 0 .4%
ABN AMRO Bank NV, CVA
Reg. S(b) 41,456 622,898
ING Groep NV 313,310 4,690,311
5,313,209
Beverages 0 .2%
Heineken Holding NV 11,287 956,774
Heineken NV 25,140 2,557,873
3,514,647
Biotechnology 0 .1%
Argenx SE* 5,145 1,955,151
Capital Markets 0 .0%
†
Euronext NV Reg. S(b) 7,510 652,108
Chemicals 0 .1%
Akzo Nobel NV 14,977 1,237,484
OCI NV 7,381 214,579
1,452,063
Consumer Staples Distribution & Retail 0 .2%
Koninklijke Ahold Delhaize
NV 83,458 2,396,286
Diversified Telecommunication Services 0 .1%
Koninklijke KPN NV 283,714 976,694
Entertainment 0 .1%
Universal Music Group NV 71,489 2,041,451
Financial Services 0 .2%
Adyen NV Reg. S*(b) 1,867 2,406,780
EXOR NV 8,117 813,735
3,220,515
Food Products 0 .0%
†
JDE Peet's NV(a) 9,883 266,088
Health Care Equipment & Supplies 0 .1%
Koninklijke Philips NV* 68,738 1,605,318
Insurance 0 .2%
Aegon Ltd. 148,247 859,358
ASR Nederland NV 13,953 659,778
NN Group NV 22,036 871,751
2,390,887

110 - Statement of Investments - December 31, 2023 - NVIT International Index Fund
Common Stocks
Shares Value ($)
NETHERLANDS
Oil, Gas & Consumable Fuels 1 .3%
Shell plc 573,855 18,644,080
Professional Services 0 .3%
Randstad NV 9,330 584,792
Wolters Kluwer NV 21,552 3,062,633
3,647,425
Semiconductors & Semiconductor Equipment 2 .1%
ASM International NV 4,120 2,145,455
ASML Holding NV 34,961 26,396,012
BE Semiconductor Industries
NV 6,729 1,013,973
29,555,440
Trading Companies & Distributors 0 .1%
IMCD NV 5,161 900,509
78,531,871
NEW ZEALAND 0 .2%
Diversified Telecommunication Services 0 .0%
†
Spark New Zealand Ltd. 161,178 527,960
Electric Utilities 0 .0%
†
Mercury NZ Ltd. 61,413 256,233
Health Care Equipment & Supplies 0 .1%
Fisher & Paykel Healthcare
Corp. Ltd. 47,876 714,699
Independent Power and Renewable Electricity Producers
0 .0%
†
Meridian Energy Ltd. 106,098 371,668
Software 0 .1%
Xero Ltd.* 12,159 926,913
Transportation Infrastructure 0 .0%
†
Auckland International
Airport Ltd. 109,506 608,555
3,406,028
NORWAY 0 .6%
Aerospace & Defense 0 .0%
†
Kongsberg Gruppen ASA 7,983 365,424
Banks 0 .1%
DNB Bank ASA 80,686 1,714,148
Diversified Telecommunication Services 0 .1%
Telenor ASA 54,613 627,168
Food Products 0 .1%
Mowi ASA 40,780 730,106
Orkla ASA 64,348 498,900
Salmar ASA 6,472 362,246
1,591,252
Insurance 0 .0%
†
Gjensidige Forsikring ASA 15,461 285,171
Metals & Mining 0 .1%
Norsk Hydro ASA 112,142 754,373
Oil, Gas & Consumable Fuels 0 .2%
Aker BP ASA 26,204 761,562
Equinor ASA 78,645 2,491,443
3,253,005
8,590,541
Common Stocks
Shares Value ($)
PORTUGAL 0 .2%
Consumer Staples Distribution & Retail 0 .1%
Jeronimo Martins SGPS SA 24,718 628,491
Electric Utilities 0 .1%
EDP - Energias de Portugal
SA 259,329 1,310,205
Oil, Gas & Consumable Fuels 0 .0%
†
Galp Energia SGPS SA 39,391 579,445
2,518,141
SINGAPORE 1 .6%
Aerospace & Defense 0 .0%
†
Singapore Technologies
Engineering Ltd. 128,000 376,678
Banks 0 .7%
DBS Group Holdings Ltd. 159,200 4,022,147
Oversea-Chinese Banking
Corp. Ltd. 297,600 2,923,192
United Overseas Bank Ltd. 111,200 2,393,294
9,338,633
Capital Markets 0 .0%
†
Singapore Exchange Ltd. 74,100 550,800
Diversified Telecommunication Services 0 .1%
Singapore
Telecommunications Ltd. 702,650 1,313,071
Entertainment 0 .1%
Sea Ltd., ADR* 32,064 1,298,592
Ground Transportation 0 .0%
†
Grab Holdings Ltd., Class A* 169,866 572,448
Hotels, Restaurants & Leisure 0 .0%
†
Genting Singapore Ltd. 509,396 386,685
Industrial Conglomerates 0 .1%
Jardine Cycle & Carriage Ltd. 9,600 215,843
Keppel Corp. Ltd. 118,000 630,913
846,756
Industrial REITs 0 .1%
CapitaLand Ascendas REIT 296,407 678,701
Mapletree Logistics Trust 322,304 423,594
1,102,295
Machinery 0 .0%
†
Seatrium Ltd.* 3,597,922 321,191
Multi-Utilities 0 .0%
†
Sembcorp Industries Ltd. 78,000 313,123
Passenger Airlines 0 .1%
Singapore Airlines Ltd. 129,614 642,366
Real Estate Management & Development 0 .1%
CapitaLand Investment Ltd. 230,697 550,443
City Developments Ltd. 40,200 202,004
UOL Group Ltd. 34,300 162,594
915,041
Retail REITs 0 .1%
CapitaLand Integrated
Commercial Trust 475,670 739,925
Mapletree Pan Asia
Commercial Trust 227,800 269,942
1,009,867

NVIT International Index Fund - December 31, 2023 - Statement of Investments - 111
Common Stocks
Shares Value ($)
SINGAPORE
Semiconductors & Semiconductor Equipment 0 .2%
STMicroelectronics NV 60,076 3,014,399
22,001,945
SOUTH AFRICA 0 .2%
Metals & Mining 0 .2%
Anglo American plc 111,667 2,802,084
SOUTH KOREA 0 .0%
†
Hotels, Restaurants & Leisure 0 .0%
†
Delivery Hero SE Reg. S*(b) 14,579 402,574
SPAIN 2 .6%
Banks 0 .9%
Banco Bilbao Vizcaya
Argentaria SA 520,742 4,744,658
Banco Santander SA 1,408,390 5,879,257
CaixaBank SA 362,603 1,492,073
12,115,988
Biotechnology 0 .0%
†
Grifols SA* 26,811 459,522
Construction & Engineering 0 .1%
ACS Actividades de
Construccion y Servicios
SA 17,580 780,334
Diversified Telecommunication Services 0 .3%
Cellnex Telecom SA Reg.
S(b) 49,657 1,962,006
Telefonica SA 423,886 1,664,476
3,626,482
Electric Utilities 0 .6%
Acciona SA 2,355 347,801
Endesa SA 28,043 571,745
Iberdrola SA 520,609 6,808,582
Redeia Corp. SA 35,743 589,119
8,317,247
Gas Utilities 0 .0%
†
Enagas SA(a) 20,028 337,896
Naturgy Energy Group SA 10,986 327,631
665,527
Hotels, Restaurants & Leisure 0 .2%
Amadeus IT Group SA 38,617 2,769,613
Independent Power and Renewable Electricity Producers
0 .0%
†
Corp. ACCIONA Energias
Renovables SA 6,402 199,151
EDP Renovaveis SA(a) 22,534 463,918
663,069
Oil, Gas & Consumable Fuels 0 .1%
Repsol SA 111,163 1,648,615
Specialty Retail 0 .3%
Industria de Diseno Textil SA 94,127 4,105,482
Transportation Infrastructure 0 .1%
Aena SME SA Reg. S(b) 6,474 1,175,383
36,327,262
SWEDEN 3 .2%
Aerospace & Defense 0 .0%
†
Saab AB, Class B 7,282 438,764
Automobiles 0 .0%
†
Volvo Car AB, Class B*(a) 52,647 170,394
Common Stocks
Shares Value ($)
SWEDEN
Banks 0 .4%
Skandinaviska Enskilda
Banken AB, Class A 136,438 1,878,104
Svenska Handelsbanken AB,
Class A 130,007 1,411,059
Swedbank AB, Class A 74,609 1,507,451
4,796,614
Biotechnology 0 .0%
†
Swedish Orphan Biovitrum
AB* 17,580 465,645
Building Products 0 .3%
Assa Abloy AB, Class B 86,523 2,492,677
Nibe Industrier AB, Class
B(a) 135,261 956,002
3,448,679
Capital Markets 0 .1%
EQT AB(a) 29,262 832,178
Commercial Services & Supplies 0 .0%
†
Securitas AB, Class B(a) 39,607 388,673
Communications Equipment 0 .1%
Telefonaktiebolaget LM
Ericsson, Class B 249,738 1,578,233
Construction & Engineering 0 .0%
†
Skanska AB, Class B 29,468 533,130
Diversified Telecommunication Services 0 .0%
†
Telia Co. AB 204,156 520,764
Electronic Equipment, Instruments & Components 0 .2%
Hexagon AB, Class B 178,923 2,155,682
Financial Services 0 .3%
Industrivarden AB, Class A 10,309 336,831
Industrivarden AB, Class
C(a) 12,230 398,816
Investor AB, Class B 148,801 3,453,658
L E Lundbergforetagen AB,
Class B(a) 7,314 397,576
4,586,881
Health Care Equipment & Supplies 0 .0%
†
Getinge AB, Class B 21,456 478,576
Hotels, Restaurants & Leisure 0 .1%
Evolution AB Reg. S(b) 16,105 1,927,555
Household Products 0 .1%
Essity AB, Class B 51,790 1,283,420
Industrial Conglomerates 0 .1%
Investment AB Latour, Class
B(a) 13,357 348,453
Lifco AB, Class B 19,835 487,622
836,075
Machinery 1 .1%
Alfa Laval AB 24,213 971,527
Atlas Copco AB, Class A 231,661 3,989,129
Atlas Copco AB, Class B 135,638 2,010,788
Epiroc AB, Class A 57,516 1,154,019
Epiroc AB, Class B 34,103 596,767
Husqvarna AB, Class B(a) 28,391 234,031
Indutrade AB(a) 23,089 602,432
Sandvik AB 93,699 2,028,000
SKF AB, Class B 29,532 589,983
Volvo AB, Class A 16,247 430,266

112 - Statement of Investments - December 31, 2023 - NVIT International Index Fund
Common Stocks
Shares Value ($)
SWEDEN
Machinery
Volvo AB, Class B 132,613 3,447,401
16,054,343
Metals & Mining 0 .1%
Boliden AB 22,578 704,388
Paper & Forest Products 0 .1%
Holmen AB, Class B(a) 6,610 279,602
Svenska Cellulosa AB SCA,
Class B 53,900 807,631
1,087,233
Real Estate Management & Development 0 .1%
Fastighets AB Balder, Class
B*(a) 52,175 372,626
Sagax AB, Class B 18,146 497,829
870,455
Specialty Retail 0 .1%
H & M Hennes & Mauritz AB,
Class B(a) 57,763 1,013,723
Trading Companies & Distributors 0 .0%
†
Beijer Ref AB, Class B(a) 30,626 410,438
Wireless Telecommunication Services 0 .0%
†
Tele2 AB, Class B 46,644 400,865
44,982,708
SWITZERLAND 6 .4%
Banks 0 .0%
†
Banque Cantonale Vaudoise
(Registered) 2,334 301,114
Building Products 0 .1%
Geberit AG (Registered) 2,871 1,845,233
Capital Markets 0 .9%
Julius Baer Group Ltd. 18,320 1,029,403
Partners Group Holding AG 1,994 2,882,876
UBS Group AG (Registered) 286,217 8,889,547
12,801,826
Chemicals 0 .7%
Clariant AG (Registered) 16,802 248,711
DSM-Firmenich AG 16,195 1,648,917
EMS-Chemie Holding AG
(Registered) 575 465,732
Givaudan SA (Registered) 808 3,361,314
Sika AG (Registered) 13,276 4,337,722
10,062,396
Containers & Packaging 0 .1%
SIG Group AG 26,973 620,822
Diversified Telecommunication Services 0 .1%
Swisscom AG (Registered) 2,211 1,330,486
Electric Utilities 0 .0%
†
BKW AG 1,655 294,519
Electrical Equipment 0 .4%
ABB Ltd. (Registered) 138,127 6,138,238
Food Products 0 .2%
Barry Callebaut AG
(Registered) 316 534,047
Chocoladefabriken Lindt &
Spruengli AG 81 972,922
Common Stocks
Shares Value ($)
SWITZERLAND
Food Products
Chocoladefabriken Lindt &
Spruengli AG (Registered) 9 1,091,467
2,598,436
Health Care Equipment & Supplies 0 .5%
Alcon, Inc. 43,083 3,374,974
Sonova Holding AG
(Registered) 4,494 1,469,575
Straumann Holding AG
(Registered) 9,421 1,524,060
6,368,609
Insurance 0 .7%
Baloise Holding AG
(Registered) 4,074 638,699
Helvetia Holding AG
(Registered) 3,375 465,134
Swiss Life Holding AG
(Registered) 2,569 1,785,956
Zurich Insurance Group AG 12,745 6,663,189
9,552,978
Life Sciences Tools & Services 0 .2%
Bachem Holding AG(a) 2,947 228,313
Lonza Group AG
(Registered) 6,422 2,701,844
2,930,157
Machinery 0 .2%
Schindler Holding AG 3,376 844,889
Schindler Holding AG
(Registered) 2,182 518,002
VAT Group AG Reg. S(b) 2,416 1,212,431
2,575,322
Marine Transportation 0 .1%
Kuehne + Nagel International
AG (Registered) 4,811 1,658,451
Pharmaceuticals 1 .4%
Novartis AG (Registered) 177,756 17,947,937
Sandoz Group AG* 35,758 1,153,489
19,101,426
Professional Services 0 .1%
Adecco Group AG
(Registered) 13,332 656,083
SGS SA (Registered) 13,173 1,137,685
1,793,768
Real Estate Management & Development 0 .1%
Swiss Prime Site AG
(Registered) 6,753 722,439
Software 0 .0%
†
Temenos AG (Registered) 5,369 501,051
Specialty Retail 0 .0%
†
Avolta AG* 8,964 353,592
Technology Hardware, Storage & Peripherals 0 .1%
Logitech International SA
(Registered) 14,452 1,371,501
Textiles, Apparel & Luxury Goods 0 .5%
Cie Financiere Richemont
SA (Registered) 45,359 6,256,517
Swatch Group AG (The) 2,410 657,110

NVIT International Index Fund - December 31, 2023 - Statement of Investments - 113
Common Stocks
Shares Value ($)
SWITZERLAND
Textiles, Apparel & Luxury Goods
Swatch Group AG (The)
(Registered) 4,684 245,682
7,159,309
90,081,673
UNITED ARAB EMIRATES 0 .0%
†
Health Care Providers & Services 0 .0%
†
NMC Health plc*^∞ 11,719 0
UNITED KINGDOM 10 .8%
Aerospace & Defense 0 .5%
BAE Systems plc 263,156 3,723,100
Melrose Industries plc 117,974 852,366
Rolls-Royce Holdings plc* 714,687 2,721,813
7,297,279
Banks 1 .6%
Barclays plc 1,292,821 2,518,126
HSBC Holdings plc 1,688,070 13,634,690
Lloyds Banking Group plc 5,504,625 3,333,187
NatWest Group plc 498,589 1,391,544
Standard Chartered plc 196,347 1,660,892
22,538,439
Beverages 0 .6%
Coca-Cola Europacific
Partners plc 17,827 1,189,774
Diageo plc 194,647 7,068,449
8,258,223
Broadline Retail 0 .1%
Next plc 10,076 1,040,153
Capital Markets 0 .6%
3i Group plc 82,947 2,553,298
abrdn plc 179,843 408,654
Hargreaves Lansdown plc 34,332 319,906
London Stock Exchange
Group plc 36,117 4,269,526
Schroders plc 65,633 358,255
St. James's Place plc 48,826 424,022
8,333,661
Chemicals 0 .0%
†
Croda International plc 11,936 767,036
Commercial Services & Supplies 0 .1%
Rentokil Initial plc 219,218 1,245,008
Consumer Staples Distribution & Retail 0 .2%
J Sainsbury plc 151,660 583,723
Ocado Group plc* 52,554 504,960
Tesco plc 621,909 2,300,478
3,389,161
Diversified Consumer Services 0 .0%
†
Pearson plc 54,008 663,160
Diversified REITs 0 .0%
†
Land Securities Group plc 57,633 515,864
Diversified Telecommunication Services 0 .1%
BT Group plc 550,364 864,520
Electric Utilities 0 .2%
SSE plc 95,643 2,256,312
Electronic Equipment, Instruments & Components 0 .1%
Halma plc 32,273 937,682
Financial Services 0 .1%
M&G plc 194,963 551,152
Common Stocks
Shares Value ($)
UNITED KINGDOM
Financial Services
Wise plc, Class A* 55,907 620,675
1,171,827
Food Products 0 .1%
Associated British Foods plc 29,424 886,955
Health Care Equipment & Supplies 0 .1%
Smith & Nephew plc 76,086 1,041,575
Hotels, Restaurants & Leisure 0 .5%
Compass Group plc 150,742 4,119,012
Entain plc 53,534 676,206
InterContinental Hotels
Group plc 13,983 1,262,924
Whitbread plc 16,104 748,134
6,806,276
Household Durables 0 .2%
Barratt Developments plc 87,500 625,908
Berkeley Group Holdings plc 9,492 565,554
Persimmon plc 30,403 536,233
Taylor Wimpey plc 303,173 566,750
2,294,445
Household Products 0 .3%
Reckitt Benckiser Group plc 62,009 4,277,984
Industrial Conglomerates 0 .2%
CK Hutchison Holdings Ltd. 231,016 1,243,413
DCC plc 8,462 620,934
Smiths Group plc 30,004 673,261
2,537,608
Industrial REITs 0 .1%
Segro plc 104,526 1,176,526
Insurance 0 .3%
Admiral Group plc 22,672 774,471
Aviva plc 239,138 1,322,702
Legal & General Group plc 518,328 1,652,878
Phoenix Group Holdings plc 64,297 436,736
4,186,787
Interactive Media & Services 0 .0%
†
Auto Trader Group plc Reg.
S(b) 81,966 752,629
Machinery 0 .0%
†
Spirax-Sarco Engineering plc 6,229 832,078
Media 0 .1%
Informa plc 119,139 1,182,786
WPP plc 94,602 899,289
2,082,075
Multi-Utilities 0 .4%
Centrica plc 478,653 856,411
National Grid plc 317,922 4,292,688
5,149,099
Oil, Gas & Consumable Fuels 0 .6%
BP plc 1,480,026 8,746,239
Personal Care Products 0 .7%
Unilever plc 217,469 10,528,725
Pharmaceuticals 1 .3%
AstraZeneca plc 134,192 18,073,432
Professional Services 0 .5%
Intertek Group plc 14,462 780,923
RELX plc 163,058 6,453,043
7,233,966

114 - Statement of Investments - December 31, 2023 - NVIT International Index Fund
Common Stocks
Shares Value ($)
UNITED KINGDOM
Software 0 .1%
Sage Group plc (The) 86,880 1,296,037
Specialty Retail 0 .1%
JD Sports Fashion plc 220,362 465,723
Kingfisher plc 172,677 534,408
1,000,131
Textiles, Apparel & Luxury Goods 0 .0%
†
Burberry Group plc 30,483 553,596
Tobacco 0 .5%
British American Tobacco plc 184,591 5,386,782
Imperial Brands plc 74,111 1,703,058
7,089,840
Trading Companies & Distributors 0 .3%
Ashtead Group plc 38,384 2,659,645
Bunzl plc 29,357 1,191,631
3,851,276
Water Utilities 0 .1%
Severn Trent plc 22,598 743,225
United Utilities Group plc 61,574 829,867
1,573,092
Wireless Telecommunication Services 0 .1%
Vodafone Group plc 2,010,773 1,746,706
152,995,402
UNITED STATES 7 .4%
Automobiles 0 .3%
Stellantis NV 192,530 4,511,906
Biotechnology 0 .6%
CSL Ltd. 41,993 8,186,949
Construction & Engineering 0 .1%
Ferrovial SE 43,357 1,582,755
Construction Materials 0 .6%
CRH plc 61,357 4,228,239
Holcim AG 45,498 3,572,855
James Hardie Industries plc
CHDI* 37,764 1,457,621
9,258,715
Electrical Equipment 0 .7%
Schneider Electric SE 47,292 9,522,249
Energy Equipment & Services 0 .0%
†
Tenaris SA(a) 41,967 729,695
Food Products 1 .9%
Nestle SA (Registered) 231,547 26,798,642
Insurance 0 .2%
Swiss Re AG 25,847 2,907,085
Life Sciences Tools & Services 0 .1%
QIAGEN NV* 19,433 845,497
Personal Care Products 0 .1%
Haleon plc 483,666 1,980,212
Pharmaceuticals 2 .5%
GSK plc 356,000 6,575,781
Roche Holding AG 63,614 18,493,817
Sanofi SA 99,123 9,827,192
34,896,790
Professional Services 0 .2%
Experian plc 78,916 3,215,966
Common Stocks
Shares Value ($)
UNITED STATES
Software 0 .1%
CyberArk Software Ltd.* 3,507 768,208
Monday.com Ltd.* 2,312 434,217
1,202,425
105,638,886
Total Common Stocks
(cost $857,680,678) 1,401,877,424
Repurchase Agreements 1 .1%
Principal
Amount ($)
Bank of America
NA, 5.34%, dated
12/29/2023, due
1/2/2024, repurchase
price $4,002,374,
collateralized by U.S.
Government Agency
Securities, ranging from
3.00% - 3.50%, maturing
5/1/2045 - 1/1/2047;
total market value
$4,080,000.(c)(d) 4,000,000 4,000,000
BofA Securities,
Inc., 5.34%, dated
12/29/2023, due
1/2/2024, repurchase
price $2,001,187,
collateralized by U.S.
Government Agency
Securities, ranging from
1.25% - 6.74%, maturing
1/25/2025 - 11/20/2072;
total market value
$2,040,000.(c)(d) 2,000,000 2,000,000
Cantor Fitzgerald &
Co., 5.40%, dated
12/29/2023, due
1/2/2024, repurchase
price $6,581,794,
collateralized by U.S.
Government Agency
Securities, ranging
from 0.38% - 28.14%,
maturing 10/15/2024 -
11/20/2073; total market
value $6,709,404.(c)(d) 6,577,847 6,577,847
MetLife, Inc., 5.33%,
dated 12/29/2023, due
1/2/2024, repurchase
price $2,501,481,
collateralized by U.S.
Government Treasury
Securities, 0.00%,
maturing 5/15/2046;
total market value
$2,551,398.(c)(d) 2,500,000 2,500,000

NVIT International Index Fund - December 31, 2023 - Statement of Investments - 115
Repurchase Agreements
Principal
Amount ($) Value ($)
Pershing LLC, 5.33%,
dated 12/29/2023, due
1/2/2024, repurchase
price $1,000,593,
collateralized by U.S.
Government Agency
Securities, ranging from
0.27% - 8.00%, maturing
2/15/2024 - 10/20/2073;
total market value
$1,020,000.(c)(d) 1,000,000 1,000,000
Total Repurchase Agreements
(cost $16,077,847) 16,077,847
Total Investments
(cost $873,758,525) — 99.9% 1,417,955,271
Other assets in excess of liabilities — 0.1% 877,341
NET ASSETS — 100.0%
$ 1,418,832,612
* Denotes a non-income producing security.
^ Value determined using significant unobservable inputs.
∞ Fair valued security.
† Amount rounds to less than 0.1%.
(a) The security or a portion of this security is on loan as of December 31, 2023. The total value of securities on
loan as of December 31, 2023 was $32,510,755, which
was collateralized by cash used to purchase repurchase
agreements with a total value of $16,077,847 and by
$18,850,751 of collateral in the form of U.S. Government
Treasury Securities, interest rates ranging from 0.00%
– 5.38%, and maturity dates ranging from 1/15/2024 –
11/15/2053, a total value of $34,928,598.
(b) Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board
of Trustees. The liquidity determination is unaudited. The
aggregate value of these securities as of December 31, 2023
was $19,445,438 which represents 1.37% of net assets.
(c) Security was purchased with cash collateral held from
securities on loan. The total value of securities purchased
with cash collateral as of December 31, 2023 was
$16,077,847.
(d) Please refer to Note 2 for additional information on the joint repurchase agreement.
ADR American Depositary Receipt
CHDI Clearing House Electronic Subregister System
(CHESS) Depository Interest
CVA Dutch Certification
Preference A special type of equity investment that shares in the earnings of the company, has limited voting
rights, and may have a dividend preference.
Preference shares may also have liquidation
preference.
Reg. S Regulation S - Security was purchased pursuant
to Regulation S under the Securities Act of
1933, which exempts from registration securities
offered and sold outside of the United States.
Such security cannot be sold in the United States
without either an effective registration statement
filed pursuant to the Securities Act of 1933 or
pursuant to an exemption from registration.
Currently there is no restriction on trading this
security.
REIT Real Estate Investment Trust

116 - Statement of Investments - December 31, 2023 - NVIT International Index Fund
Futures contracts outstanding as of December 31, 2023:
Description
Number of
Contracts
Expiration
Date
Trading
Currency
Notional
Amount ($)
Value and
Unrealized
Appreciation
(Depreciation) ($)
Long Contracts
EURO STOXX 50 Index 70 3/2024 EUR 3,510,671 (13,628)
FTSE 100 Index 22 3/2024 GBP 2,175,101 41,841
Nikkei 225 Index 18 3/2024 JPY 2,132,872 12,012
SPI 200 Index 9 3/2024 AUD 1,162,980 19,656
Net contracts 59,881
As of December 31, 2023, the Fund had $740,761 segregated as collateral with the broker for open futures contracts. Deposits with broker for futures contracts or Due to broker, as applicable, on the Statement of Assets and Liabilities includes this balance netted with other cash activity within the broker.
Currency:
AUD Australian Dollar
EUR Euro
GBP British Pound
JPY Japanese Yen
The accompanying notes are an integral part of these financial statements.

NVIT Mid Cap Index Fund - December 31, 2023 - Statement of Investments - 117
Common Stocks 99 .1%
Shares Value ($)
Aerospace & Defense 1 .2%
BWX Technologies, Inc. 41,353 3,173,015
Curtiss-Wright Corp. 16,882 3,761,141
Hexcel Corp. 37,884 2,793,945
Woodward, Inc. 27,192 3,701,647
13,429,748
Air Freight & Logistics 0 .3%
GXO Logistics, Inc.*(a) 53,919 3,297,686
Automobile Components 1 .5%
Adient plc* 42,453 1,543,591
Autoliv, Inc. 34,276 3,776,872
Fox Factory Holding Corp.*(a) 18,610 1,255,803
Gentex Corp.(a) 104,198 3,403,107
Goodyear Tire & Rubber Co.
(The)*(a) 129,169 1,849,700
Lear Corp. 27,223 3,844,160
Visteon Corp.* 12,408 1,549,759
17,222,992
Automobiles 0 .4%
Harley-Davidson, Inc. 58,219 2,144,788
Thor Industries, Inc.(a) 24,485 2,895,351
5,040,139
Banks 5 .7%
Associated Banc-Corp.(a) 65,228 1,395,227
Bank OZK(a) 48,737 2,428,565
Cadence Bank(a) 82,673 2,446,294
Columbia Banking System,
Inc. 96,164 2,565,655
Commerce Bancshares, Inc.
(a) 54,609 2,916,667
Cullen/Frost Bankers, Inc.(a) 29,197 3,167,582
East West Bancorp, Inc. 66,587 4,790,935
First Financial Bankshares,
Inc.(a) 55,744 1,689,043
First Horizon Corp. 252,445 3,574,621
FNB Corp.(a) 162,553 2,238,355
Glacier Bancorp, Inc.(a) 50,092 2,069,801
Hancock Whitney Corp. 39,154 1,902,493
Home BancShares, Inc. 83,014 2,102,744
International Bancshares Corp. 22,584 1,226,763
New York Community
Bancorp, Inc.(a) 325,038 3,325,139
Old National Bancorp 133,309 2,251,589
Pinnacle Financial Partners,
Inc. 35,167 3,067,266
Prosperity Bancshares, Inc. 42,664 2,889,633
SouthState Corp.(a) 34,930 2,949,838
Synovus Financial Corp. 69,690 2,623,828
Texas Capital Bancshares,
Inc.*(a) 20,108 1,299,580
UMB Financial Corp. 19,836 1,657,298
United Bankshares, Inc. 60,720 2,280,036
Valley National Bancorp(a) 198,180 2,152,235
Webster Financial Corp. 79,897 4,055,572
Wintrust Financial Corp.(a) 28,705 2,662,389
65,729,148
Beverages 0 .6%
Boston Beer Co., Inc. (The),
Class A* 4,192 1,448,713
Celsius Holdings, Inc.*(a) 67,051 3,655,620
Common Stocks
Shares Value ($)
Beverages
Coca-Cola Consolidated, Inc. 2,149 1,995,132
7,099,465
Biotechnology 1 .6%
Arrowhead Pharmaceuticals,
Inc.*(a) 47,947 1,467,178
Exelixis, Inc.*(a) 140,052 3,359,848
Halozyme Therapeutics,
Inc.*(a) 59,695 2,206,327
Neurocrine Biosciences, Inc.* 45,388 5,980,323
United Therapeutics Corp.* 21,842 4,802,837
17,816,513
Broadline Retail 0 .5%
Macy's, Inc.(a) 123,596 2,486,752
Nordstrom, Inc.(a) 42,387 782,040
Ollie's Bargain Outlet
Holdings, Inc.*(a) 26,944 2,044,780
5,313,572
Building Products 3 .5%
Advanced Drainage Systems,
Inc.(a) 31,080 4,371,091
Carlisle Cos., Inc. 22,019 6,879,396
Fortune Brands Innovations,
Inc. 59,178 4,505,813
Lennox International, Inc.(a) 14,474 6,477,404
Owens Corning 40,552 6,011,023
Simpson Manufacturing Co.,
Inc. 19,180 3,797,256
Trex Co., Inc.*(a) 48,811 4,041,063
UFP Industries, Inc. 27,910 3,504,101
39,587,147
Capital Markets 2 .8%
Affiliated Managers Group, Inc. 16,101 2,438,013
Carlyle Group, Inc. (The)(a) 102,721 4,179,717
Evercore, Inc., Class A(a) 16,371 2,800,260
Federated Hermes, Inc., Class
B 38,195 1,293,283
Houlihan Lokey, Inc., Class
A(a) 23,667 2,837,910
Interactive Brokers Group,
Inc., Class A(a) 49,170 4,076,193
Janus Henderson Group plc 62,757 1,892,123
Jefferies Financial Group, Inc. 81,704 3,301,659
Morningstar, Inc.(a) 11,538 3,302,637
SEI Investments Co. 45,743 2,906,968
Stifel Financial Corp. 48,904 3,381,712
32,410,475
Chemicals 2 .4%
Ashland, Inc. 22,862 1,927,495
Avient Corp. 40,815 1,696,680
Axalta Coating Systems Ltd.* 99,543 3,381,476
Cabot Corp. 25,158 2,100,693
Chemours Co. (The) 68,926 2,173,926
Livent Corp.* 81,029 1,456,901
NewMarket Corp. 3,071 1,676,244
Olin Corp.(a) 56,366 3,040,946
RPM International, Inc. 58,340 6,512,494
Scotts Miracle-Gro Co. (The)
(a) 19,201 1,224,064

118 - Statement of Investments - December 31, 2023 - NVIT Mid Cap Index Fund
Common Stocks
Shares Value ($)
Chemicals
Westlake Corp.(a) 15,213 2,129,211
27,320,130
Commercial Services & Supplies 1 .3%
Brink's Co. (The) 21,142 1,859,439
Clean Harbors, Inc.* 22,985 4,011,112
MSA Safety, Inc. 16,642 2,809,669
Stericycle, Inc.* 42,454 2,104,020
Tetra Tech, Inc. 24,141 4,029,857
14,814,097
Communications Equipment 0 .5%
Calix, Inc.*(a) 25,820 1,128,076
Ciena Corp.* 67,342 3,031,063
Lumentum Holdings, Inc.*(a) 30,084 1,577,003
5,736,142
Construction & Engineering 2 .0%
AECOM 63,862 5,902,765
Comfort Systems USA, Inc. 16,011 3,292,982
EMCOR Group, Inc. 21,764 4,688,618
Fluor Corp.* 77,037 3,017,539
MasTec, Inc.*(a) 27,382 2,073,365
MDU Resources Group, Inc. 94,117 1,863,517
Valmont Industries, Inc. 9,407 2,196,629
23,035,415
Construction Materials 0 .4%
Eagle Materials, Inc.(a) 15,785 3,201,830
Knife River Corp.* 25,651 1,697,583
4,899,413
Consumer Finance 0 .7%
Ally Financial, Inc. 123,188 4,301,725
FirstCash Holdings, Inc. 17,486 1,895,307
SLM Corp. 102,366 1,957,238
8,154,270
Consumer Staples Distribution & Retail 1 .9%
BJ's Wholesale Club Holdings,
Inc.*(a) 59,195 3,945,939
Casey's General Stores, Inc.
(a) 17,087 4,694,482
Grocery Outlet Holding Corp.* 40,630 1,095,385
Performance Food Group Co.* 71,574 4,949,342
Sprouts Farmers Market,
Inc.*(a) 44,499 2,140,847
US Foods Holding Corp.* 105,009 4,768,459
21,594,454
Containers & Packaging 1 .8%
AptarGroup, Inc. 29,523 3,649,633
Berry Global Group, Inc. 54,743 3,689,131
Crown Holdings, Inc. 56,821 5,232,646
Graphic Packaging Holding
Co.(a) 138,566 3,415,652
Greif, Inc., Class A 11,336 743,528
Silgan Holdings, Inc.(a) 36,273 1,641,353
Sonoco Products Co. 44,803 2,503,144
20,875,087
Diversified Consumer Services 0 .9%
Graham Holdings Co., Class B 1,464 1,019,705
Grand Canyon Education,
Inc.* 12,753 1,683,906
H&R Block, Inc.(a) 65,477 3,167,123
Common Stocks
Shares Value ($)
Diversified Consumer Services
Service Corp. International(a) 69,896 4,784,381
10,655,115
Diversified REITs 0 .6%
WP Carey, Inc.(a) 100,963 6,543,412
Diversified Telecommunication Services 0 .4%
Frontier Communications
Parent, Inc.*(a) 100,080 2,536,027
Iridium Communications, Inc. 55,787 2,296,193
4,832,220
Electric Utilities 0 .9%
ALLETE, Inc. 25,637 1,567,959
IDACORP, Inc. 22,275 2,190,078
OGE Energy Corp. 92,689 3,237,627
PNM Resources, Inc. 37,201 1,547,562
Portland General Electric Co. 46,942 2,034,466
10,577,692
Electrical Equipment 1 .6%
Acuity Brands, Inc.(a) 13,838 2,834,438
EnerSys 17,824 1,799,511
nVent Electric plc 75,088 4,436,950
Regal Rexnord Corp. 30,140 4,461,323
Sensata Technologies Holding
plc 68,107 2,558,780
Sunrun, Inc.*(a) 98,102 1,925,742
18,016,744
Electronic Equipment, Instruments & Components 2 .3%
Arrow Electronics, Inc.* 24,782 3,029,599
Avnet, Inc. 41,591 2,096,186
Belden, Inc. 18,666 1,441,949
Cognex Corp. 76,084 3,175,746
Coherent Corp.* 59,584 2,593,692
Crane NXT Co.(a) 21,192 1,205,189
IPG Photonics Corp.* 12,924 1,402,771
Littelfuse, Inc.(a) 11,108 2,972,056
Novanta, Inc.* 15,826 2,665,257
TD SYNNEX Corp. 23,942 2,576,399
Vishay Intertechnology, Inc.(a) 55,296 1,325,445
Vontier Corp. 68,952 2,382,292
26,866,581
Energy Equipment & Services 1 .0%
ChampionX Corp.(a) 88,258 2,578,016
NOV, Inc.(a) 179,139 3,632,939
Valaris Ltd.*(a) 28,273 1,938,680
Weatherford International
plc*(a) 32,470 3,176,540
11,326,175
Entertainment 0 .2%
TKO Group Holdings, Inc. 27,033 2,205,352
Financial Services 1 .5%
Equitable Holdings, Inc. 47,421 1,579,119
Essent Group Ltd. 47,525 2,506,469
Euronet Worldwide, Inc.* 20,007 2,030,510
MGIC Investment Corp. 123,498 2,382,276
Voya Financial, Inc. 50,074 3,653,399
Western Union Co. (The) 142,254 1,695,668
WEX, Inc.* 19,543 3,802,091
17,649,532

NVIT Mid Cap Index Fund - December 31, 2023 - Statement of Investments - 119
Common Stocks
Shares Value ($)
Food Products 1 .1%
Darling Ingredients, Inc.* 72,359 3,606,373
Flowers Foods, Inc.(a) 88,756 1,997,897
Ingredion, Inc. 30,353 3,294,211
Lancaster Colony Corp.(a) 9,087 1,511,986
Pilgrim's Pride Corp.* 19,198 531,017
Post Holdings, Inc.*(a) 23,784 2,094,419
13,035,903
Gas Utilities 1 .0%
National Fuel Gas Co. 40,891 2,051,502
New Jersey Resources Corp.
(a) 44,262 1,973,200
ONE Gas, Inc.(a) 24,889 1,585,927
Southwest Gas Holdings, Inc.
(a) 27,314 1,730,342
Spire, Inc.(a) 24,139 1,504,825
UGI Corp.(a) 99,182 2,439,877
11,285,673
Ground Transportation 2 .0%
Avis Budget Group, Inc.(a) 8,386 1,486,502
Hertz Global Holdings, Inc.*(a) 58,092 603,576
Knight-Swift Transportation
Holdings, Inc., Class A 73,335 4,227,763
Landstar System, Inc. 15,698 3,039,918
Ryder System, Inc. 20,454 2,353,437
Saia, Inc.*(a) 12,154 5,326,126
Werner Enterprises, Inc. 23,304 987,390
XPO, Inc.* 52,612 4,608,285
22,632,997
Health Care Equipment & Supplies 2 .4%
Enovis Corp.*(a) 21,773 1,219,723
Envista Holdings Corp.* 78,491 1,888,494
Globus Medical, Inc., Class A* 51,624 2,751,043
Haemonetics Corp.* 22,480 1,922,265
Inari Medical, Inc.*(a) 23,007 1,493,614
Integra LifeSciences Holdings
Corp.* 30,663 1,335,374
Lantheus Holdings, Inc.* 30,905 1,916,110
LivaNova plc* 23,393 1,210,354
Masimo Corp.*(a) 20,053 2,350,412
Neogen Corp.*(a) 89,080 1,791,399
Penumbra, Inc.*(a) 17,474 4,395,410
QuidelOrtho Corp.*(a) 22,529 1,660,387
Shockwave Medical, Inc.* 16,480 3,140,429
27,075,014
Health Care Providers & Services 2 .1%
Acadia Healthcare Co., Inc.*(a) 41,147 3,199,591
Amedisys, Inc.* 14,220 1,351,753
Chemed Corp. 6,689 3,911,393
Encompass Health Corp. 44,846 2,992,125
HealthEquity, Inc.* 38,977 2,584,175
Option Care Health, Inc.* 79,421 2,675,693
Patterson Cos., Inc. 38,222 1,087,416
Progyny, Inc.* 35,671 1,326,248
R1 RCM, Inc.* 88,734 937,918
Tenet Healthcare Corp.* 46,457 3,510,756
23,577,068
Health Care REITs 0 .9%
Healthcare Realty Trust, Inc.,
Class A(a) 171,921 2,962,199
Common Stocks
Shares Value ($)
Health Care REITs
Medical Properties Trust, Inc.
(a) 268,352 1,317,608
Omega Healthcare Investors,
Inc.(a) 110,572 3,390,137
Physicians Realty Trust 97,749 1,301,039
Sabra Health Care REIT, Inc. 103,076 1,470,895
10,441,878
Health Care Technology 0 .1%
Doximity, Inc., Class A*(a) 53,212 1,492,064
Hotel & Resort REITs 0 .1%
Park Hotels & Resorts, Inc.(a) 93,508 1,430,672
Hotels, Restaurants & Leisure 3 .5%
Aramark(a) 119,533 3,358,877
Boyd Gaming Corp. 31,133 1,949,237
Choice Hotels International,
Inc.(a) 10,946 1,240,182
Churchill Downs, Inc. 30,423 4,104,975
Hilton Grand Vacations, Inc.* 32,885 1,321,319
Hyatt Hotels Corp., Class A(a) 20,601 2,686,576
Light & Wonder, Inc.*(a) 41,022 3,368,316
Marriott Vacations Worldwide
Corp. 14,675 1,245,761
Penn Entertainment, Inc.*(a) 68,288 1,776,854
Planet Fitness, Inc., Class A* 38,749 2,828,677
Texas Roadhouse, Inc., Class
A(a) 30,776 3,761,751
Travel + Leisure Co.(a) 33,742 1,318,975
Vail Resorts, Inc.(a) 17,303 3,693,671
Wendy's Co. (The) 76,699 1,494,097
Wingstop, Inc. 13,294 3,410,975
Wyndham Hotels & Resorts,
Inc. 37,444 3,010,872
40,571,115
Household Durables 1 .9%
Helen of Troy Ltd.*(a) 10,365 1,252,196
KB Home 33,777 2,109,711
Leggett & Platt, Inc. 61,155 1,600,426
Taylor Morrison Home Corp.,
Class A* 46,202 2,464,877
Tempur Sealy International,
Inc.(a) 78,580 4,005,222
Toll Brothers, Inc. 50,797 5,221,424
TopBuild Corp.* 14,592 5,461,202
22,115,058
Independent Power and Renewable Electricity Producers
0 .7%
Ormat Technologies, Inc.(a) 23,442 1,776,669
Vistra Corp. 153,021 5,894,369
7,671,038
Industrial REITs 1 .4%
EastGroup Properties, Inc. 20,270 3,720,356
First Industrial Realty Trust,
Inc. 59,169 3,116,431
Rexford Industrial Realty, Inc.
(a) 99,303 5,570,898
STAG Industrial, Inc.(a) 82,125 3,224,228
15,631,913
Insurance 4 .2%
American Financial Group, Inc. 30,505 3,626,740

120 - Statement of Investments - December 31, 2023 - NVIT Mid Cap Index Fund
Common Stocks
Shares Value ($)
Insurance
Brighthouse Financial, Inc.* 29,480 1,560,082
CNO Financial Group, Inc. 50,630 1,412,577
Erie Indemnity Co., Class A 11,283 3,778,902
Fidelity National Financial, Inc. 41,937 2,139,626
First American Financial Corp.
(a) 47,540 3,063,478
Hanover Insurance Group, Inc.
(The) 16,523 2,006,223
Kemper Corp. 27,060 1,317,010
Kinsale Capital Group, Inc. 9,844 3,296,854
Old Republic International
Corp. 123,511 3,631,223
Primerica, Inc. 16,040 3,300,390
Reinsurance Group of
America, Inc. 31,022 5,018,739
RenaissanceRe Holdings Ltd. 24,041 4,712,036
RLI Corp.(a) 17,592 2,341,847
Selective Insurance Group,
Inc. 27,140 2,699,887
Unum Group 84,032 3,799,927
47,705,541
Interactive Media & Services 0 .3%
Ziff Davis, Inc.* 20,575 1,382,434
ZoomInfo Technologies, Inc.,
Class A* 134,333 2,483,817
3,866,251
IT Services 0 .8%
GoDaddy, Inc., Class A* 64,435 6,840,420
Kyndryl Holdings, Inc.*(a) 104,275 2,166,834
9,007,254
Leisure Products 0 .9%
Brunswick Corp. 31,463 3,044,046
Mattel, Inc.* 157,459 2,972,826
Polaris, Inc.(a) 24,099 2,283,862
YETI Holdings, Inc.*(a) 38,854 2,011,860
10,312,594
Life Sciences Tools & Services 1 .1%
Azenta, Inc.*(a) 26,911 1,752,982
Bruker Corp. 42,864 3,149,647
Medpace Holdings, Inc.* 10,543 3,231,746
Repligen Corp.*(a) 23,511 4,227,278
Sotera Health Co.*(a) 44,124 743,489
13,105,142
Machinery 4 .8%
AGCO Corp.(a) 27,920 3,389,767
Chart Industries, Inc.*(a) 18,784 2,560,823
Crane Co. 21,901 2,587,384
Donaldson Co., Inc. 52,775 3,448,846
Esab Corp. 25,267 2,188,627
Flowserve Corp. 58,674 2,418,542
Graco, Inc. 75,329 6,535,544
ITT, Inc.(a) 36,643 4,372,243
Lincoln Electric Holdings, Inc.
(a) 26,834 5,835,322
Middleby Corp. (The)*(a) 24,278 3,572,993
Oshkosh Corp. 29,554 3,203,949
RBC Bearings, Inc.*(a) 13,022 3,709,838
Terex Corp.(a) 30,129 1,731,212
Timken Co. (The) 29,157 2,336,934
Toro Co. (The)(a) 46,741 4,486,669
Common Stocks
Shares Value ($)
Machinery
Watts Water Technologies,
Inc., Class A(a) 11,580 2,412,577
54,791,270
Marine Transportation 0 .2%
Kirby Corp.* 25,970 2,038,126
Media 0 .7%
Cable One, Inc. 1,998 1,112,067
New York Times Co. (The),
Class A 74,294 3,639,663
Nexstar Media Group, Inc.,
Class A(a) 14,920 2,338,710
TEGNA, Inc. 88,464 1,353,499
8,443,939
Metals & Mining 2 .4%
Alcoa Corp. 81,687 2,777,358
Cleveland-Cliffs, Inc.* 228,713 4,670,320
Commercial Metals Co. 52,532 2,628,701
MP Materials Corp.*(a) 65,715 1,304,443
Reliance Steel & Aluminum
Co. 26,177 7,321,183
Royal Gold, Inc.(a) 30,241 3,657,951
United States Steel Corp.(a) 100,509 4,889,763
27,249,719
Mortgage Real Estate Investment Trusts (REITs) 0 .7%
Annaly Capital Management,
Inc.(a) 237,341 4,597,295
Starwood Property Trust, Inc.
(a) 144,833 3,044,390
7,641,685
Multi-Utilities 0 .3%
Black Hills Corp. 32,224 1,738,485
Northwestern Energy Group,
Inc. 26,525 1,349,857
3,088,342
Office REITs 0 .6%
COPT Defense Properties 45,446 1,164,781
Cousins Properties, Inc.(a) 67,872 1,652,683
Kilroy Realty Corp. 49,154 1,958,296
Vornado Realty Trust(a) 73,509 2,076,629
6,852,389
Oil, Gas & Consumable Fuels 4 .0%
Antero Midstream Corp. 157,836 1,977,685
Antero Resources Corp.*(a) 126,309 2,864,688
Chesapeake Energy Corp.(a) 50,508 3,886,086
Chord Energy Corp. 18,769 3,119,971
Civitas Resources, Inc.(a) 38,652 2,643,024
CNX Resources Corp.*(a) 67,029 1,340,580
DT Midstream, Inc.(a) 43,486 2,383,033
Equitrans Midstream Corp.(a) 195,799 1,993,234
HF Sinclair Corp. 72,555 4,031,881
Matador Resources Co.(a) 49,891 2,836,802
Murphy Oil Corp. 65,402 2,790,049
Ovintiv, Inc. 119,276 5,238,602
PBF Energy, Inc., Class A 49,197 2,162,700
Permian Resources Corp.,
Class A(a) 187,432 2,549,075
Range Resources Corp.(a) 108,637 3,306,910

NVIT Mid Cap Index Fund - December 31, 2023 - Statement of Investments - 121
Common Stocks
Shares Value ($)
Oil, Gas & Consumable Fuels
Southwestern Energy Co.* 494,014 3,235,793
46,360,113
Paper & Forest Products 0 .2%
Louisiana-Pacific Corp. 29,098 2,061,011
Personal Care Products 0 .5%
BellRing Brands, Inc.* 59,607 3,304,016
Coty, Inc., Class A*(a) 172,688 2,144,785
5,448,801
Pharmaceuticals 0 .5%
Jazz Pharmaceuticals plc* 27,943 3,436,989
Perrigo Co. plc 60,531 1,947,888
5,384,877
Professional Services 2 .9%
ASGN, Inc.* 21,780 2,094,583
CACI International, Inc., Class
A* 10,244 3,317,622
Concentrix Corp.(a) 21,636 2,124,872
ExlService Holdings, Inc.* 74,102 2,286,047
Exponent, Inc.(a) 22,434 1,975,089
FTI Consulting, Inc.* 15,999 3,186,201
Genpact Ltd. 75,326 2,614,565
Insperity, Inc. 16,192 1,898,026
KBR, Inc. 62,004 3,435,642
ManpowerGroup, Inc. 23,282 1,850,220
Maximus, Inc. 27,980 2,346,403
Paylocity Holding Corp.* 19,681 3,244,413
Science Applications
International Corp.(a) 24,713 3,072,320
33,446,003
Real Estate Management & Development 0 .4%
Jones Lang LaSalle, Inc.*(a) 21,671 4,093,002
Residential REITs 0 .9%
Apartment Income REIT Corp.,
Class A(a) 68,543 2,380,498
Equity LifeStyle Properties,
Inc. 84,850 5,985,319
Independence Realty Trust,
Inc. 95,345 1,458,779
9,824,596
Retail REITs 1 .3%
Agree Realty Corp.(a) 44,592 2,807,066
Brixmor Property Group, Inc.
(a) 137,863 3,208,072
Kite Realty Group Trust 97,767 2,234,954
NNN REIT, Inc.(a) 82,420 3,552,302
Spirit Realty Capital, Inc. 64,281 2,808,437
14,610,831
Semiconductors & Semiconductor Equipment 2 .9%
Allegro MicroSystems, Inc.* 31,910 965,916
Amkor Technology, Inc. 47,948 1,595,230
Cirrus Logic, Inc.* 24,113 2,005,960
Lattice Semiconductor
Corp.*(a) 61,919 4,271,792
MACOM Technology Solutions
Holdings, Inc.* 24,278 2,256,640
MKS Instruments, Inc.(a) 28,856 2,968,417
Onto Innovation, Inc.* 22,182 3,391,628
Power Integrations, Inc. 24,728 2,030,416
Common Stocks
Shares Value ($)
Semiconductors & Semiconductor Equipment
Rambus, Inc.* 48,171 3,287,671
Silicon Laboratories, Inc.* 14,480 1,915,270
Synaptics, Inc.*(a) 17,902 2,042,260
Universal Display Corp. 19,681 3,764,188
Wolfspeed, Inc.*(a) 56,940 2,477,459
32,972,847
Software 2 .5%
Aspen Technology, Inc.* 12,760 2,809,114
Blackbaud, Inc.* 19,823 1,718,654
CommVault Systems, Inc.* 20,092 1,604,346
Dolby Laboratories, Inc., Class
A 27,460 2,366,503
Dropbox, Inc., Class A*(a) 118,576 3,495,621
Dynatrace, Inc.* 109,235 5,974,062
Manhattan Associates, Inc.* 27,842 5,994,939
Qualys, Inc.*(a) 16,724 3,282,587
Teradata Corp.* 44,641 1,942,330
29,188,156
Specialized REITs 1 .9%
CubeSmart 102,909 4,769,832
EPR Properties(a) 33,779 1,636,593
Gaming and Leisure
Properties, Inc.(a) 122,707 6,055,590
Lamar Advertising Co., Class A 40,193 4,271,712
National Storage Affiliates
Trust(a) 34,925 1,448,340
PotlatchDeltic Corp. 35,255 1,731,021
Rayonier, Inc.(a) 60,315 2,015,124
21,928,212
Specialty Retail 4 .0%
AutoNation, Inc.*(a) 11,624 1,745,692
Burlington Stores, Inc.* 29,514 5,739,883
Dick's Sporting Goods, Inc.(a) 27,809 4,086,533
Five Below, Inc.*(a) 25,333 5,399,982
Floor & Decor Holdings, Inc.,
Class A*(a) 49,214 5,490,314
GameStop Corp., Class A*(a) 119,550 2,095,711
Gap, Inc. (The)(a) 97,644 2,041,736
Lithia Motors, Inc., Class A 12,447 4,098,548
Murphy USA, Inc. 8,653 3,085,314
Penske Automotive Group,
Inc.(a) 8,712 1,398,363
RH* 6,942 2,023,454
Valvoline, Inc.*(a) 62,570 2,351,381
Williams-Sonoma, Inc.(a) 29,003 5,852,225
45,409,136
Technology Hardware, Storage & Peripherals 0 .5%
Super Micro Computer, Inc.*(a) 20,986 5,965,480
Textiles, Apparel & Luxury Goods 2 .1%
Capri Holdings Ltd.* 52,138 2,619,413
Carter's, Inc.(a) 15,889 1,189,927
Columbia Sportswear Co.(a) 14,574 1,159,216
Crocs, Inc.* 27,350 2,554,764
Deckers Outdoor Corp.* 11,609 7,759,804
PVH Corp. 27,578 3,367,825
Skechers USA, Inc., Class A* 60,794 3,789,898
Under Armour, Inc., Class A* 89,691 788,384

122 - Statement of Investments - December 31, 2023 - NVIT Mid Cap Index Fund
Common Stocks
Shares Value ($)
Textiles, Apparel & Luxury Goods
Under Armour, Inc., Class
C*(a) 80,588 672,910
23,902,141
Trading Companies & Distributors 1 .4%
Core & Main, Inc., Class A*(a) 61,627 2,490,347
GATX Corp.(a) 15,296 1,838,885
MSC Industrial Direct Co., Inc.,
Class A(a) 20,806 2,106,815
Watsco, Inc.(a) 15,385 6,592,011
WESCO International, Inc. 20,135 3,501,074
16,529,132
Water Utilities 0 .4%
Essential Utilities, Inc. 114,474 4,275,604
Total Common Stocks
(cost $743,897,723) 1,134,511,303
Repurchase Agreements 10 .1%
Principal
Amount ($)
Bank of America NA,
5.34%, dated 12/29/2023,
due 1/2/2024, repurchase
price $3,001,780,
collateralized by U.S.
Government Agency
Securities, ranging from
3.00% - 3.50%, maturing
5/1/2045 - 1/1/2047; total
market value $3,060,000.
(b)(c) 3,000,000 3,000,000
BNP Paribas Securities
Corp.,
5.34%, dated 12/29/2023,
due 1/2/2024, repurchase
price $10,005,934,
collateralized by U.S.
Government Treasury
Securities, ranging from
0.00% - 4.63%, maturing
12/31/2023 - 5/15/2044;
total market value
$10,200,000.(b)(c) 10,000,000 10,000,000
Cantor Fitzgerald & Co.,
5.40%, dated 12/29/2023,
due 1/2/2024, repurchase
price $1,880,269,
collateralized by U.S.
Government Agency
Securities, ranging from
0.38% - 28.14%, maturing
10/15/2024 - 11/20/2073;
total market value
$1,916,724.(b)(c) 1,879,141 1,879,141
Repurchase Agreements
Principal
Amount ($) Value ($)
MetLife, Inc.,
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $34,382,111,
collateralized by U.S.
Government Treasury
Securities, 0.00%,
maturing 5/15/2046;
total market value
$35,068,216.(b)(c) 34,361,761 34,361,761
Pershing LLC,
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $45,026,650,
collateralized by U.S.
Government Agency
Securities, ranging from
0.27% - 8.00%, maturing
2/15/2024 - 10/20/2073;
total market value
$45,900,000.(b)(c) 45,000,000 45,000,000
Santander US Capital
Markets,
5.38%, dated 12/29/2023,
due 1/2/2024, repurchase
price $21,994,581,
collateralized by U.S.
Government Agency
Securities, ranging from
2.00% - 7.19%, maturing
6/1/2024 - 8/20/2071;
total market value
$22,434,473.(b)(c) 21,981,441 21,981,441
Total Repurchase Agreements
(cost $116,222,343) 116,222,343
Total Investments
(cost $860,120,066) — 109.2% 1,250,733,646
Liabilities in excess of other assets — (9.2)% (105,427,206)
NET ASSETS — 100.0%
$ 1,145,306,440
* Denotes a non-income producing security.
(a) The security or a portion of this security is on loan as of December 31, 2023. The total value of securities on
loan as of December 31, 2023 was $252,866,058, which
was collateralized by cash used to purchase repurchase
agreements with a total value of $116,222,343 and by
$145,739,353 of collateral in the form of U.S. Government
Treasury Securities, interest rates ranging from 0.00%
– 7.63%, and maturity dates ranging from 1/15/2024 –
11/15/2053, a total value of $261,961,696.
(b) Security was purchased with cash collateral held from
securities on loan. The total value of securities purchased
with cash collateral as of December 31, 2023 was
$116,222,343.
(c) Please refer to Note 2 for additional information on the joint repurchase agreement.
REIT Real Estate Investment Trust

NVIT Mid Cap Index Fund - December 31, 2023 - Statement of Investments - 123
Futures contracts outstanding as of December 31, 2023:
Description
Number of
Contracts
Expiration
Date
Trading
Currency
Notional
Amount ($)
Value and
Unrealized
Appreciation
(Depreciation) ($)
Long Contracts
S&P Midcap 400 E-Mini Index 37 3/2024 USD 10,395,150 147,277
Net contracts 147,277
As of December 31, 2023, the Fund had $637,000 segregated as collateral with the broker for open futures contracts. Deposits with broker for futures contracts or Due to broker, as applicable, on the Statement of Assets and Liabilities includes this balance netted with other cash activity within the broker.
Currency:
USD United States Dollar
The accompanying notes are an integral part of these financial statements.

124 - Statement of Investments - December 31, 2023 - NVIT S&P 500 Index Fund
Common Stocks 99 .0%
Shares Value ($)
Aerospace & Defense 1 .6%
Axon Enterprise, Inc.* 5,840 1,508,647
Boeing Co. (The)* 45,977 11,984,365
General Dynamics Corp.(a) 18,256 4,740,535
Howmet Aerospace, Inc. 31,672 1,714,089
Huntington Ingalls Industries,
Inc. 3,089 802,028
L3Harris Technologies, Inc. 15,137 3,188,155
Lockheed Martin Corp. 17,850 8,090,334
Northrop Grumman Corp. 11,454 5,362,076
RTX Corp. 116,237 9,780,181
Textron, Inc. 15,882 1,277,230
TransDigm Group, Inc. 4,523 4,575,467
53,023,107
Air Freight & Logistics 0 .5%
CH Robinson Worldwide, Inc. 9,253 799,367
Expeditors International of
Washington, Inc. 11,733 1,492,437
FedEx Corp. 18,875 4,774,809
United Parcel Service, Inc.,
Class B 58,834 9,250,470
16,317,083
Automobile Components 0 .1%
Aptiv plc* 22,875 2,052,345
BorgWarner, Inc. 18,583 666,201
2,718,546
Automobiles 1 .9%
Ford Motor Co.(a) 316,983 3,864,023
General Motors Co. 110,328 3,962,982
Tesla, Inc.* 223,338 55,495,026
63,322,031
Banks 3 .2%
Bank of America Corp. 528,944 17,809,545
Citigroup, Inc. 154,414 7,943,056
Citizens Financial Group, Inc. 37,688 1,248,980
Comerica, Inc.(a) 11,533 643,657
Fifth Third Bancorp 55,130 1,901,434
Huntington Bancshares, Inc. 119,684 1,522,381
JPMorgan Chase & Co. 233,703 39,752,880
KeyCorp 74,287 1,069,733
M&T Bank Corp. 13,604 1,864,836
PNC Financial Services
Group, Inc. (The) 32,590 5,046,562
Regions Financial Corp. 78,252 1,516,524
Truist Financial Corp. 108,335 3,999,728
US Bancorp 127,298 5,509,457
Wells Fargo & Co. 293,574 14,449,712
Zions Bancorp NA(a) 12,644 554,692
104,833,177
Beverages 1 .5%
Brown-Forman Corp., Class
B(a) 15,771 900,524
Coca-Cola Co. (The) 314,775 18,549,691
Constellation Brands, Inc.,
Class A 13,090 3,164,507
Keurig Dr Pepper, Inc. 80,669 2,687,891
Molson Coors Beverage Co.,
Class B(a) 14,728 901,501
Monster Beverage Corp.* 59,637 3,435,688
Common Stocks
Shares Value ($)
Beverages
PepsiCo, Inc. 111,337 18,909,476
48,549,278
Biotechnology 2 .0%
AbbVie, Inc. 142,756 22,122,897
Amgen, Inc. 43,400 12,500,068
Biogen, Inc.* 11,563 2,992,158
Gilead Sciences, Inc. 101,046 8,185,736
Incyte Corp.*(a) 14,429 905,997
Moderna, Inc.*(a) 27,317 2,716,676
Regeneron Pharmaceuticals,
Inc.* 8,674 7,618,287
Vertex Pharmaceuticals, Inc.* 20,893 8,501,153
65,542,972
Broadline Retail 3 .5%
Amazon.com, Inc.* 734,354 111,577,747
eBay, Inc. 41,645 1,816,555
Etsy, Inc.*(a) 10,021 812,202
114,206,504
Building Products 0 .5%
A O Smith Corp. 10,396 857,046
Allegion plc 6,908 875,174
Builders FirstSource, Inc.* 9,975 1,665,226
Carrier Global Corp. 67,617 3,884,597
Johnson Controls International
plc 55,348 3,190,259
Masco Corp. 17,770 1,190,235
Trane Technologies plc 18,434 4,496,053
16,158,590
Capital Markets 3 .0%
Ameriprise Financial, Inc. 8,147 3,094,475
Bank of New York Mellon
Corp. (The) 62,447 3,250,366
BlackRock, Inc.(a) 11,254 9,135,997
Blackstone, Inc. 57,744 7,559,844
Cboe Global Markets, Inc. 8,825 1,575,792
Charles Schwab Corp. (The) 120,789 8,310,283
CME Group, Inc. 28,904 6,087,182
FactSet Research Systems,
Inc. 3,183 1,518,450
Franklin Resources, Inc. 21,735 647,486
Goldman Sachs Group, Inc.
(The)(a) 26,362 10,169,669
Intercontinental Exchange, Inc. 46,290 5,945,025
Invesco Ltd. 35,513 633,552
MarketAxess Holdings, Inc. 2,947 863,029
Moody's Corp. 12,703 4,961,284
Morgan Stanley 102,164 9,526,793
MSCI, Inc., Class A 6,395 3,617,332
Nasdaq, Inc. 27,015 1,570,652
Northern Trust Corp. 16,939 1,429,313
Raymond James Financial,
Inc.(a) 14,903 1,661,685
S&P Global, Inc. 26,318 11,593,605
State Street Corp. 25,550 1,979,103
T. Rowe Price Group, Inc. 17,905 1,928,189
97,059,106
Chemicals 1 .6%
Air Products & Chemicals, Inc. 17,825 4,880,485
Albemarle Corp. 9,540 1,378,339
Celanese Corp., Class A(a) 7,794 1,210,954

NVIT S&P 500 Index Fund - December 31, 2023 - Statement of Investments - 125
Common Stocks
Shares Value ($)
Chemicals
CF Industries Holdings, Inc. 15,556 1,236,702
Corteva, Inc. 56,346 2,700,100
Dow, Inc. 56,275 3,086,121
DuPont de Nemours, Inc. 34,764 2,674,395
Eastman Chemical Co. 9,702 871,434
Ecolab, Inc. 20,674 4,100,688
FMC Corp. 9,785 616,944
International Flavors &
Fragrances, Inc. 20,320 1,645,310
Linde plc 39,465 16,208,670
LyondellBasell Industries NV,
Class A 20,385 1,938,206
Mosaic Co. (The) 27,086 967,783
PPG Industries, Inc. 19,377 2,897,830
Sherwin-Williams Co. (The) 19,135 5,968,207
52,382,168
Commercial Services & Supplies 0 .6%
Cintas Corp. 7,005 4,221,633
Copart, Inc.*(a) 69,858 3,423,042
Republic Services, Inc., Class
A 16,655 2,746,576
Rollins, Inc. 23,027 1,005,589
Veralto Corp.(a) 17,564 1,444,815
Waste Management, Inc. 29,864 5,348,642
18,190,297
Communications Equipment 0 .8%
Arista Networks, Inc.* 20,358 4,794,513
Cisco Systems, Inc. 327,437 16,542,117
F5, Inc.* 4,653 832,794
Juniper Networks, Inc. 25,273 745,048
Motorola Solutions, Inc. 13,437 4,206,990
27,121,462
Construction & Engineering 0 .1%
Quanta Services, Inc. 11,813 2,549,245
Construction Materials 0 .2%
Martin Marietta Materials, Inc. 5,034 2,511,513
Vulcan Materials Co. 10,674 2,423,105
4,934,618
Consumer Finance 0 .5%
American Express Co. 46,539 8,718,616
Capital One Financial Corp. 31,176 4,087,797
Discover Financial Services(a) 20,042 2,252,721
Synchrony Financial 33,211 1,268,328
16,327,462
Consumer Staples Distribution & Retail 1 .8%
Costco Wholesale Corp. 35,842 23,658,587
Dollar General Corp. 18,025 2,450,499
Dollar Tree, Inc.* 17,238 2,448,658
Kroger Co. (The) 53,557 2,448,091
Sysco Corp. 40,300 2,947,139
Target Corp. 37,241 5,303,863
Walgreens Boots Alliance, Inc.
(a) 56,545 1,476,390
Walmart, Inc. 115,431 18,197,697
58,930,924
Containers & Packaging 0 .2%
Amcor plc 119,712 1,154,024
Avery Dennison Corp. 6,432 1,300,293
Ball Corp. 25,343 1,457,729
Common Stocks
Shares Value ($)
Containers & Packaging
International Paper Co. 28,336 1,024,347
Packaging Corp. of America 7,387 1,203,416
Westrock Co. 21,091 875,698
7,015,507
Distributors 0 .1%
Genuine Parts Co. 11,452 1,586,102
LKQ Corp. 20,865 997,139
Pool Corp.(a) 3,151 1,256,335
3,839,576
Diversified Telecommunication Services 0 .7%
AT&T, Inc. 576,014 9,665,515
Verizon Communications, Inc.
(a) 340,020 12,818,754
22,484,269
Electric Utilities 1 .5%
Alliant Energy Corp. 20,588 1,056,164
American Electric Power Co.,
Inc. 41,297 3,354,142
Constellation Energy Corp. 26,104 3,051,297
Duke Energy Corp. 62,527 6,067,620
Edison International 30,450 2,176,870
Entergy Corp.(a) 17,037 1,723,974
Evergy, Inc. 19,154 999,839
Eversource Energy 28,047 1,731,061
Exelon Corp. 81,430 2,923,337
FirstEnergy Corp. 41,378 1,516,917
NextEra Energy, Inc. 164,620 9,999,019
NRG Energy, Inc.(a) 19,142 989,641
PG&E Corp.(a) 167,688 3,023,415
Pinnacle West Capital Corp. 8,702 625,152
PPL Corp.(a) 59,081 1,601,095
Southern Co. (The) 87,857 6,160,533
Xcel Energy, Inc. 44,080 2,728,993
49,729,069
Electrical Equipment 0 .6%
AMETEK, Inc. 18,810 3,101,581
Eaton Corp. plc 32,116 7,734,175
Emerson Electric Co. 46,597 4,535,286
Generac Holdings, Inc.* 4,937 638,058
Hubbell, Inc., Class B 4,302 1,415,057
Rockwell Automation, Inc.(a) 9,164 2,845,238
20,269,395
Electronic Equipment, Instruments & Components 0 .6%
Amphenol Corp., Class A 48,315 4,789,466
CDW Corp. 10,979 2,495,746
Corning, Inc. 61,372 1,868,778
Jabil, Inc. 10,343 1,317,698
Keysight Technologies, Inc.* 14,110 2,244,760
TE Connectivity Ltd. 25,288 3,552,964
Teledyne Technologies,
Inc.*(a) 3,780 1,686,976
Trimble, Inc.* 19,664 1,046,125
Zebra Technologies Corp.,
Class A* 4,170 1,139,786
20,142,299
Energy Equipment & Services 0 .4%
Baker Hughes Co., Class A 83,004 2,837,077
Halliburton Co. 73,769 2,666,749

126 - Statement of Investments - December 31, 2023 - NVIT S&P 500 Index Fund
Common Stocks
Shares Value ($)
Energy Equipment & Services
Schlumberger NV 115,237 5,996,934
11,500,760
Entertainment 1 .2%
Electronic Arts, Inc. 19,768 2,704,460
Live Nation Entertainment,
Inc.*(a) 12,002 1,123,387
Netflix, Inc.* 35,381 17,226,302
Take-Two Interactive Software,
Inc.* 12,981 2,089,292
Walt Disney Co. (The)* 148,232 13,383,867
Warner Bros Discovery, Inc.* 178,895 2,035,825
38,563,133
Financial Services 4 .1%
Berkshire Hathaway, Inc.,
Class B* 147,080 52,457,553
Fidelity National Information
Services, Inc. 47,797 2,871,166
Fiserv, Inc.* 48,518 6,445,131
FleetCor Technologies, Inc.* 6,037 1,706,116
Global Payments, Inc. 20,821 2,644,267
Jack Henry & Associates, Inc. 5,685 928,986
Mastercard, Inc., Class A 66,941 28,551,006
PayPal Holdings, Inc.* 87,154 5,352,127
Visa, Inc., Class A(a) 128,855 33,547,399
134,503,751
Food Products 0 .9%
Archer-Daniels-Midland Co. 42,809 3,091,666
Bunge Global SA 11,960 1,207,362
Campbell Soup Co. 15,564 672,832
Conagra Brands, Inc. 39,142 1,121,810
General Mills, Inc. 46,751 3,045,360
Hershey Co. (The) 12,275 2,288,551
Hormel Foods Corp. 23,374 750,539
J M Smucker Co. (The) 9,041 1,142,602
Kellanova 20,712 1,158,008
Kraft Heinz Co. (The) 64,275 2,376,889
Lamb Weston Holdings, Inc.(a) 11,972 1,294,053
McCormick & Co., Inc.
(Non-Voting) 20,041 1,371,205
Mondelez International, Inc.,
Class A 109,763 7,950,134
Tyson Foods, Inc., Class A 22,538 1,211,418
28,682,429
Gas Utilities 0 .1%
Atmos Energy Corp. 12,287 1,424,063
Ground Transportation 1 .1%
CSX Corp. 159,614 5,533,818
JB Hunt Transport Services,
Inc.(a) 6,495 1,297,311
Norfolk Southern Corp. 18,487 4,369,957
Old Dominion Freight Line, Inc. 7,176 2,908,648
Uber Technologies, Inc.*(a) 166,353 10,242,354
Union Pacific Corp. 49,292 12,107,101
36,459,189
Health Care Equipment & Supplies 2 .5%
Abbott Laboratories 140,355 15,448,875
Align Technology, Inc.* 5,700 1,561,800
Baxter International, Inc. 40,571 1,568,475
Becton Dickinson & Co. 23,464 5,721,227
Common Stocks
Shares Value ($)
Health Care Equipment & Supplies
Boston Scientific Corp.*(a) 118,425 6,846,149
Cooper Cos., Inc. (The)(a) 4,033 1,526,249
Dentsply Sirona, Inc. 16,794 597,698
Dexcom, Inc.*(a) 31,760 3,941,098
Edwards Lifesciences Corp.* 49,201 3,751,576
GE HealthCare Technologies,
Inc.(a) 31,506 2,436,044
Hologic, Inc.* 19,456 1,390,131
IDEXX Laboratories, Inc.* 6,822 3,786,551
Insulet Corp.*(a) 5,547 1,203,588
Intuitive Surgical, Inc.* 28,531 9,625,218
Medtronic plc 107,196 8,830,807
ResMed, Inc. 11,726 2,017,107
STERIS plc(a) 8,069 1,773,970
Stryker Corp. 27,221 8,151,601
Teleflex, Inc. 3,968 989,381
Zimmer Biomet Holdings, Inc.
(a) 16,749 2,038,353
83,205,898
Health Care Providers & Services 2 .8%
Cardinal Health, Inc. 19,749 1,990,699
Cencora, Inc. 13,707 2,815,144
Centene Corp.* 43,902 3,257,967
Cigna Group (The) 23,809 7,129,605
CVS Health Corp. 103,881 8,202,444
DaVita, Inc.* 4,450 466,182
Elevance Health, Inc. 19,059 8,987,462
HCA Healthcare, Inc. 16,139 4,368,504
Henry Schein, Inc.* 10,876 823,422
Humana, Inc. 9,962 4,560,703
Laboratory Corp. of America
Holdings(a) 6,679 1,518,070
McKesson Corp. 10,712 4,959,442
Molina Healthcare, Inc.* 4,605 1,663,833
Quest Diagnostics, Inc. 9,434 1,300,760
UnitedHealth Group, Inc. 74,745 39,351,000
Universal Health Services,
Inc., Class B 4,620 704,273
92,099,510
Health Care REITs 0 .2%
Healthpeak Properties, Inc.(a) 46,064 912,067
Ventas, Inc. 31,831 1,586,457
Welltower, Inc. 44,380 4,001,745
6,500,269
Hotel & Resort REITs 0 .0%
†
Host Hotels & Resorts, Inc.(a) 55,371 1,078,073
Hotels, Restaurants & Leisure 2 .2%
Airbnb, Inc., Class A* 34,188 4,654,354
Booking Holdings, Inc.* 2,820 10,003,161
Caesars Entertainment, Inc.* 17,288 810,462
Carnival Corp.*(a) 82,742 1,534,037
Chipotle Mexican Grill, Inc.,
Class A* 2,223 5,083,912
Darden Restaurants, Inc. 9,483 1,558,057
Domino's Pizza, Inc. 2,875 1,185,161
Expedia Group, Inc.*(a) 11,053 1,677,735
Hilton Worldwide Holdings,
Inc. 21,088 3,839,914
Las Vegas Sands Corp. 29,857 1,469,263

NVIT S&P 500 Index Fund - December 31, 2023 - Statement of Investments - 127
Common Stocks
Shares Value ($)
Hotels, Restaurants & Leisure
Marriott International, Inc.,
Class A 20,088 4,530,045
McDonald's Corp. 58,616 17,380,230
MGM Resorts International* 22,509 1,005,702
Norwegian Cruise Line
Holdings Ltd.*(a) 32,777 656,851
Royal Caribbean Cruises
Ltd.*(a) 18,898 2,447,102
Starbucks Corp. 92,639 8,894,270
Wynn Resorts Ltd.(a) 8,098 737,809
Yum! Brands, Inc. 22,452 2,933,578
70,401,643
Household Durables 0 .4%
DR Horton, Inc. 24,267 3,688,099
Garmin Ltd.(a) 11,862 1,524,741
Lennar Corp., Class A 20,229 3,014,930
Mohawk Industries, Inc.* 4,471 462,748
NVR, Inc.* 264 1,848,119
PulteGroup, Inc. 17,221 1,777,552
Whirlpool Corp. 4,470 544,312
12,860,501
Household Products 1 .2%
Church & Dwight Co., Inc. 19,779 1,870,302
Clorox Co. (The) 10,019 1,428,609
Colgate-Palmolive Co. 67,221 5,358,186
Kimberly-Clark Corp. 27,228 3,308,474
Procter & Gamble Co. (The) 190,657 27,938,877
39,904,448
Independent Power and Renewable Electricity Producers
0 .0%
†
AES Corp. (The)(a) 54,846 1,055,786
Industrial Conglomerates 0 .8%
3M Co. 44,691 4,885,620
General Electric Co. 88,027 11,234,886
Honeywell International, Inc. 53,231 11,163,073
27,283,579
Industrial REITs 0 .3%
Prologis, Inc. 74,406 9,918,320
Insurance 2 .0%
Aflac, Inc. 43,348 3,576,210
Allstate Corp. (The) 20,917 2,927,962
American International Group,
Inc. 57,085 3,867,509
Aon plc, Class A 16,185 4,710,159
Arch Capital Group Ltd.* 29,978 2,226,466
Arthur J Gallagher & Co. 17,438 3,921,457
Assurant, Inc. 4,031 679,183
Brown & Brown, Inc.(a) 19,318 1,373,703
Chubb Ltd. 33,146 7,490,996
Cincinnati Financial Corp. 12,556 1,299,044
Everest Group Ltd. 3,455 1,221,619
Globe Life, Inc. 7,116 866,160
Hartford Financial Services
Group, Inc. (The) 24,388 1,960,307
Loews Corp. 14,436 1,004,601
Marsh & McLennan Cos., Inc. 39,951 7,569,516
MetLife, Inc. 50,653 3,349,683
Principal Financial Group, Inc. 18,084 1,422,668
Progressive Corp. (The) 47,165 7,512,441
Common Stocks
Shares Value ($)
Insurance
Prudential Financial, Inc. 29,245 3,032,999
Travelers Cos., Inc. (The) 18,349 3,495,301
W R Berkley Corp. 16,265 1,150,261
Willis Towers Watson plc 8,405 2,027,286
66,685,531
Interactive Media & Services 5 .7%
Alphabet, Inc., Class A* 478,398 66,827,416
Alphabet, Inc., Class C* 402,633 56,743,069
Match Group, Inc.* 22,017 803,621
Meta Platforms, Inc., Class A* 179,428 63,510,335
187,884,441
IT Services 1 .2%
Accenture plc, Class A 50,735 17,803,419
Akamai Technologies, Inc.* 12,450 1,473,457
Cognizant Technology
Solutions Corp., Class A 40,742 3,077,243
EPAM Systems, Inc.* 4,639 1,379,360
Gartner, Inc.* 6,393 2,883,946
International Business
Machines Corp. 73,756 12,062,794
VeriSign, Inc.* 7,137 1,469,937
40,150,156
Leisure Products 0 .0%
†
Hasbro, Inc. 10,037 512,489
Life Sciences Tools & Services 1 .4%
Agilent Technologies, Inc. 23,468 3,262,756
Bio-Rad Laboratories, Inc.,
Class A* 1,681 542,778
Bio-Techne Corp.(a) 13,140 1,013,882
Charles River Laboratories
International, Inc.*(a) 3,999 945,364
Danaher Corp. 53,149 12,295,490
Illumina, Inc.* 12,978 1,807,057
IQVIA Holdings, Inc.* 14,789 3,421,879
Mettler-Toledo International,
Inc.* 1,763 2,138,448
Revvity, Inc.(a) 9,805 1,071,784
Thermo Fisher Scientific, Inc. 31,215 16,568,610
Waters Corp.* 4,702 1,548,039
West Pharmaceutical
Services, Inc. 5,972 2,102,861
46,718,948
Machinery 1 .8%
Caterpillar, Inc.(a) 41,278 12,204,666
Cummins, Inc. 11,669 2,795,542
Deere & Co. 21,652 8,657,985
Dover Corp. 11,158 1,716,212
Fortive Corp. 28,838 2,123,342
IDEX Corp. 5,921 1,285,508
Illinois Tool Works, Inc. 22,275 5,834,714
Ingersoll Rand, Inc. 32,953 2,548,585
Nordson Corp.(a) 4,354 1,150,153
Otis Worldwide Corp. 33,411 2,989,282
PACCAR, Inc. 42,053 4,106,476
Parker-Hannifin Corp. 10,319 4,753,963
Pentair plc 12,775 928,870
Snap-on, Inc. 4,202 1,213,706
Stanley Black & Decker, Inc. 12,256 1,202,314
Westinghouse Air Brake
Technologies Corp. 14,500 1,840,050

128 - Statement of Investments - December 31, 2023 - NVIT S&P 500 Index Fund
Common Stocks
Shares Value ($)
Machinery
Xylem, Inc.(a) 19,640 2,246,030
57,597,398
Media 0 .7%
Charter Communications, Inc.,
Class A*(a) 8,161 3,172,017
Comcast Corp., Class A 324,615 14,234,368
Fox Corp., Class A 20,342 603,547
Fox Corp., Class B 9,417 260,380
Interpublic Group of Cos., Inc.
(The) 30,709 1,002,342
News Corp., Class A(a) 30,655 752,580
News Corp., Class B(a) 9,114 234,412
Omnicom Group, Inc. 16,409 1,419,543
Paramount Global, Class B(a) 39,422 583,051
22,262,240
Metals & Mining 0 .4%
Freeport-McMoRan, Inc. 115,484 4,916,154
Newmont Corp. 92,374 3,823,360
Nucor Corp. 19,791 3,444,425
Steel Dynamics, Inc. 12,359 1,459,598
13,643,537
Multi-Utilities 0 .7%
Ameren Corp. 21,913 1,585,186
CenterPoint Energy, Inc. 52,666 1,504,668
CMS Energy Corp.(a) 23,400 1,358,838
Consolidated Edison, Inc. 27,482 2,500,037
Dominion Energy, Inc. 68,014 3,196,658
DTE Energy Co. 16,607 1,831,088
NiSource, Inc. 32,080 851,724
Public Service Enterprise
Group, Inc. 39,764 2,431,569
Sempra(a) 51,224 3,827,969
WEC Energy Group, Inc. 25,835 2,174,532
21,262,269
Office REITs 0 .1%
Alexandria Real Estate
Equities, Inc. 12,836 1,627,220
Boston Properties, Inc. 12,518 878,388
2,505,608
Oil, Gas & Consumable Fuels 3 .5%
APA Corp. 25,361 909,953
Chevron Corp. 141,919 21,168,638
ConocoPhillips 95,987 11,141,211
Coterra Energy, Inc. 58,965 1,504,787
Devon Energy Corp. 52,874 2,395,192
Diamondback Energy, Inc. 14,714 2,281,847
EOG Resources, Inc. 47,287 5,719,363
EQT Corp. 33,251 1,285,484
Exxon Mobil Corp. 323,810 32,374,524
Hess Corp. 22,622 3,261,187
Kinder Morgan, Inc. 156,594 2,762,318
Marathon Oil Corp. 46,561 1,124,914
Marathon Petroleum Corp. 30,694 4,553,762
Occidental Petroleum Corp.(a) 53,204 3,176,811
ONEOK, Inc. 47,487 3,334,537
Phillips 66(a) 35,706 4,753,897
Pioneer Natural Resources
Co. 18,963 4,264,399
Targa Resources Corp. 17,685 1,536,296
Valero Energy Corp.(a) 27,509 3,576,170
Common Stocks
Shares Value ($)
Oil, Gas & Consumable Fuels
Williams Cos., Inc. (The) 99,456 3,464,052
114,589,342
Passenger Airlines 0 .2%
American Airlines Group,
Inc.*(a) 54,960 755,150
Delta Air Lines, Inc. 51,575 2,074,862
Southwest Airlines Co.(a) 47,487 1,371,425
United Airlines Holdings,
Inc.*(a) 26,375 1,088,233
5,289,670
Personal Care Products 0 .2%
Estee Lauder Cos., Inc. (The),
Class A 18,586 2,718,203
Kenvue, Inc. 138,819 2,988,773
5,706,976
Pharmaceuticals 3 .7%
Bristol-Myers Squibb Co. 164,485 8,439,725
Catalent, Inc.*(a) 14,088 632,974
Eli Lilly & Co. 64,494 37,594,842
Johnson & Johnson 194,759 30,526,526
Merck & Co., Inc. 205,233 22,374,502
Pfizer, Inc. 456,642 13,146,723
Viatris, Inc.(a) 95,453 1,033,756
Zoetis, Inc., Class A 37,173 7,336,835
121,085,883
Professional Services 0 .7%
Automatic Data Processing,
Inc. 33,423 7,786,556
Broadridge Financial
Solutions, Inc.(a) 9,563 1,967,587
Ceridian HCM Holding, Inc.*(a) 12,072 810,273
Equifax, Inc.(a) 10,078 2,492,189
Jacobs Solutions, Inc. 10,022 1,300,856
Leidos Holdings, Inc. 10,902 1,180,033
Paychex, Inc.(a) 26,229 3,124,136
Paycom Software, Inc. 3,785 782,435
Robert Half, Inc. 8,760 770,179
Verisk Analytics, Inc., Class A 11,569 2,763,371
22,977,615
Real Estate Management & Development 0 .2%
CBRE Group, Inc., Class A* 24,579 2,288,059
CoStar Group, Inc.* 33,307 2,910,699
5,198,758
Residential REITs 0 .3%
AvalonBay Communities, Inc. 11,456 2,144,792
Camden Property Trust 8,878 881,497
Equity Residential 28,632 1,751,133
Essex Property Trust, Inc. 5,368 1,330,942
Invitation Homes, Inc. 45,246 1,543,341
Mid-America Apartment
Communities, Inc. 9,438 1,269,033
UDR, Inc. 24,803 949,707
9,870,445
Retail REITs 0 .3%
Federal Realty Investment
Trust 6,116 630,254
Kimco Realty Corp. 51,548 1,098,488
Realty Income Corp. 56,835 3,263,465
Regency Centers Corp.(a) 13,290 890,430

NVIT S&P 500 Index Fund - December 31, 2023 - Statement of Investments - 129
Common Stocks
Shares Value ($)
Retail REITs
Simon Property Group, Inc. 26,170 3,732,889
9,615,526
Semiconductors & Semiconductor Equipment 8 .0%
Advanced Micro Devices, Inc.* 130,674 19,262,654
Analog Devices, Inc. 40,218 7,985,686
Applied Materials, Inc. 67,956 11,013,629
Broadcom, Inc. 35,498 39,624,642
Enphase Energy, Inc.* 10,820 1,429,755
First Solar, Inc.*(a) 8,640 1,488,499
Intel Corp. 338,723 17,020,831
KLA Corp. 11,039 6,416,971
Lam Research Corp. 10,654 8,344,852
Microchip Technology, Inc. 43,775 3,947,629
Micron Technology, Inc. 88,178 7,525,111
Monolithic Power Systems,
Inc. 3,885 2,450,580
NVIDIA Corp. 199,772 98,931,090
NXP Semiconductors NV 20,826 4,783,316
ON Semiconductor Corp.* 35,027 2,925,805
Qorvo, Inc.* 8,062 907,862
QUALCOMM, Inc.(a) 90,482 13,086,412
Skyworks Solutions, Inc. 12,928 1,453,366
Teradyne, Inc.(a) 12,154 1,318,952
Texas Instruments, Inc. 73,737 12,569,209
262,486,851
Software 10 .7%
Adobe, Inc.* 36,865 21,993,659
ANSYS, Inc.* 7,036 2,553,224
Autodesk, Inc.* 17,289 4,209,526
Cadence Design Systems,
Inc.* 21,839 5,948,288
Fair Isaac Corp.* 2,005 2,333,840
Fortinet, Inc.* 52,510 3,073,410
Gen Digital, Inc. 45,482 1,037,899
Intuit, Inc. 22,651 14,157,554
Microsoft Corp. 600,915 225,968,077
Oracle Corp. 127,326 13,423,980
Palo Alto Networks, Inc.* 24,853 7,328,653
PTC, Inc.* 9,611 1,681,541
Roper Technologies, Inc. 8,700 4,742,979
Salesforce, Inc.* 78,777 20,729,380
ServiceNow, Inc.* 16,553 11,694,529
Synopsys, Inc.* 12,375 6,372,011
Tyler Technologies, Inc.* 3,409 1,425,371
348,673,921
Specialized REITs 1 .1%
American Tower Corp.(a) 37,551 8,106,510
Crown Castle, Inc. 34,810 4,009,764
Digital Realty Trust, Inc.(a) 24,483 3,294,922
Equinix, Inc. 7,535 6,068,614
Extra Space Storage, Inc. 17,011 2,727,373
Iron Mountain, Inc.(a) 23,713 1,659,436
Public Storage(a) 12,960 3,952,800
SBA Communications Corp.,
Class A(a) 8,899 2,257,587
VICI Properties, Inc., Class A 80,914 2,579,538
Weyerhaeuser Co. 59,614 2,072,779
36,729,323
Specialty Retail 2 .0%
AutoZone, Inc.* 1,420 3,671,566
Common Stocks
Shares Value ($)
Specialty Retail
Bath & Body Works, Inc.(a) 19,150 826,514
Best Buy Co., Inc. 15,770 1,234,475
CarMax, Inc.*(a) 12,857 986,646
Home Depot, Inc. (The) 80,843 28,016,142
Lowe's Cos., Inc. 46,653 10,382,625
O'Reilly Automotive, Inc.* 4,783 4,544,233
Ross Stores, Inc. 27,225 3,767,668
TJX Cos., Inc. (The) 92,426 8,670,483
Tractor Supply Co.(a) 8,826 1,897,855
Ulta Beauty, Inc.* 4,010 1,964,860
65,963,067
Technology Hardware, Storage & Peripherals 7 .2%
Apple, Inc. 1,181,815 227,534,842
Hewlett Packard Enterprise
Co. 105,489 1,791,203
HP, Inc. 71,190 2,142,107
NetApp, Inc. 17,340 1,528,694
Seagate Technology Holdings
plc(a) 15,377 1,312,735
Western Digital Corp.*(a) 25,419 1,331,193
235,640,774
Textiles, Apparel & Luxury Goods 0 .5%
Lululemon Athletica, Inc.* 9,279 4,744,260
NIKE, Inc., Class B 99,083 10,757,441
Ralph Lauren Corp., Class
A(a) 3,037 437,936
Tapestry, Inc.(a) 19,167 705,537
VF Corp.(a) 25,696 483,085
17,128,259
Tobacco 0 .5%
Altria Group, Inc. 142,967 5,767,289
Philip Morris International, Inc. 125,553 11,812,026
17,579,315
Trading Companies & Distributors 0 .3%
Fastenal Co. 46,723 3,026,249
United Rentals, Inc.(a) 5,569 3,193,376
WW Grainger, Inc. 3,571 2,959,252
9,178,877
Water Utilities 0 .1%
American Water Works Co.,
Inc. 15,508 2,046,901
Wireless Telecommunication Services 0 .2%
T-Mobile US, Inc. 41,134 6,595,014
Total Common Stocks
(cost $990,526,725) 3,236,667,171

130 - Statement of Investments - December 31, 2023 - NVIT S&P 500 Index Fund
Repurchase Agreements 1 .1%
Principal
Amount ($) Value ($)
Bank of America NA,
5.34%, dated 12/29/2023,
due 1/2/2024, repurchase
price $20,011,867,
collateralized by U.S.
Government Agency
Securities, ranging from
3.00% - 3.50%, maturing
5/1/2045 - 1/1/2047;
total market value
$20,400,000.(b)(c) 20,000,000 20,000,000
BofA Securities, Inc.,
5.34%, dated 12/29/2023,
due 1/2/2024, repurchase
price $2,808,390,
collateralized by U.S.
Government Agency
Securities, ranging from
1.25% - 6.74%, maturing
1/25/2025 - 11/20/2072;
total market value
$2,862,858.(b)(c) 2,806,724 2,806,724
Cantor Fitzgerald & Co.,
5.40%, dated 12/29/2023,
due 1/2/2024, repurchase
price $2,459,096,
collateralized by U.S.
Government Agency
Securities, ranging from
0.38% - 28.14%, maturing
10/15/2024 - 11/20/2073;
total market value
$2,506,774.(b)(c) 2,457,621 2,457,621
MetLife, Inc.,
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $9,005,330,
collateralized by U.S.
Government Treasury
Securities, 0.00%,
maturing 5/15/2046; total
market value $9,185,034.
(b)(c) 9,000,000 9,000,000
Pershing LLC,
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $3,001,777,
collateralized by U.S.
Government Agency
Securities, ranging from
0.27% - 8.00%, maturing
2/15/2024 - 10/20/2073;
total market value
$3,060,000.(b)(c) 3,000,000 3,000,000
Total Repurchase Agreements
(cost $37,264,345) 37,264,345
Total Investments
(cost $1,027,791,070) — 100.1% 3,273,931,516
Liabilities in excess of other assets — (0.1)% (2,515,339)
NET ASSETS — 100.0%
$ 3,271,416,177
* Denotes a non-income producing security.
† Amount rounds to less than 0.1%.
(a) The security or a portion of this security is on loan as of December 31, 2023. The total value of securities on
loan as of December 31, 2023 was $130,119,661, which
was collateralized by cash used to purchase repurchase
agreements with a total value of $37,264,345 and by
$96,087,730 of collateral in the form of U.S. Government
Treasury Securities, interest rates ranging from 0.00%
– 7.63%, and maturity dates ranging from 1/25/2024 –
8/15/2053, a total value of $133,352,075.
(b) Security was purchased with cash collateral held from
securities on loan. The total value of securities purchased
with cash collateral as of December 31, 2023 was
$37,264,345.
(c) Please refer to Note 2 for additional information on the joint repurchase agreement.
REIT Real Estate Investment Trust

NVIT S&P 500 Index Fund - December 31, 2023 - Statement of Investments - 131
Futures contracts outstanding as of December 31, 2023:
Description
Number of
Contracts
Expiration
Date
Trading
Currency
Notional
Amount ($)
Value and
Unrealized
Appreciation
(Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index 142 3/2024 USD 34,222,000 880,262
Net contracts 880,262
As of December 31, 2023, the Fund had $2,087,000 segregated as collateral with the broker for open futures contracts. Deposits with broker for futures contracts or Due to broker, as applicable, on the Statement of Assets and Liabilities includes this balance netted with other cash activity within the broker.
Currency:
USD United States Dollar
The accompanying notes are an integral part of these financial statements.

132 - Statement of Investments - December 31, 2023 - NVIT Small Cap Index Fund
Closed End Fund
Closed End Fund 0 .0%
†
Principal
Amount ($) Value ($)
Diversified REITs 0 .0%
†
NexPoint Diversified Real
Estate Trust 5,228 41,563
Total Closed End Fund
(cost  $54,318) 41,563
Common Stocks 99 .0%
Shares Value ($)
Aerospace & Defense 1 .0%
AAR Corp.* 5,325 332,280
AeroVironment, Inc.*(a) 4,028 507,689
AerSale Corp.* 3,777 47,949
Archer Aviation, Inc., Class
A*(a) 23,659 145,266
Astronics Corp.* 4,061 70,743
Cadre Holdings, Inc.(a) 2,923 96,137
Ducommun, Inc.* 2,094 109,014
Eve Holding, Inc.*(a) 2,638 19,310
Kaman Corp. 4,460 106,817
Kratos Defense & Security
Solutions, Inc.*(a) 19,695 399,612
Leonardo DRS, Inc.*(a) 10,429 208,997
Moog, Inc., Class A 4,370 632,689
National Presto Industries, Inc. 740 59,407
Park Aerospace Corp. 2,647 38,911
Parsons Corp.* 6,360 398,836
Redwire Corp.*(a) 628 1,790
Rocket Lab USA, Inc.*(a) 43,527 240,704
Terran Orbital Corp.*(a) 13,199 15,047
Triumph Group, Inc.* 9,852 163,346
V2X, Inc.*(a) 1,769 82,152
Virgin Galactic Holdings,
Inc.*(a) 51,049 125,070
3,801,766
Air Freight & Logistics 0 .2%
Air Transport Services Group,
Inc.*(a) 8,797 154,915
Forward Air Corp. 3,938 247,582
Hub Group, Inc., Class A* 4,847 445,633
Radiant Logistics, Inc.* 5,309 35,252
883,382
Automobile Components 1 .3%
Adient plc* 14,625 531,765
American Axle &
Manufacturing Holdings,
Inc.* 17,494 154,122
Atmus Filtration Technologies,
Inc.* 2,449 57,527
Cooper-Standard Holdings,
Inc.* 2,530 49,436
Dana, Inc. 20,343 297,211
Dorman Products, Inc.* 4,063 338,895
Fox Factory Holding Corp.* 6,644 448,337
Gentherm, Inc.*(a) 5,031 263,423
Goodyear Tire & Rubber Co.
(The)* 43,495 622,848
Holley, Inc.* 7,906 38,502
LCI Industries(a) 3,871 486,624
Common Stocks
Shares Value ($)
Automobile Components
Luminar Technologies, Inc.,
Class A*(a) 41,050 138,339
Modine Manufacturing Co.* 7,886 470,794
Patrick Industries, Inc.(a) 3,334 334,567
Solid Power, Inc.*(a) 23,719 34,393
Standard Motor Products, Inc. 3,100 123,411
Stoneridge, Inc.* 3,976 77,810
Visteon Corp.* 4,290 535,821
XPEL, Inc. Reg. S*(a) 3,460 186,321
5,190,146
Automobiles 0 .1%
Fisker, Inc., Class A*(a) 29,445 51,529
Livewire Group, Inc.*(a) 2,867 32,426
Winnebago Industries, Inc.(a) 4,537 330,657
Workhorse Group, Inc.*(a) 23,904 8,605
423,217
Banks 9 .4%
1st Source Corp. 2,589 142,266
ACNB Corp.(a) 1,409 63,067
Amalgamated Financial Corp. 2,917 78,584
Amerant Bancorp, Inc., Class
A 4,329 106,364
American National
Bankshares, Inc. 1,704 83,070
Ameris Bancorp(a) 9,972 529,015
Ames National Corp.(a) 1,751 37,366
Arrow Financial Corp. 2,431 67,922
Associated Banc-Corp. 24,854 531,627
Atlantic Union Bankshares
Corp. 11,203 409,358
Axos Financial, Inc.*(a) 8,688 474,365
Banc of California, Inc.(a) 20,356 273,381
BancFirst Corp.(a) 3,441 334,913
Bancorp, Inc. (The)* 8,071 311,218
Bank First Corp. 1,414 122,537
Bank of Hawaii Corp.(a) 5,495 398,168
Bank of Marin Bancorp 2,695 59,344
Bank of NT Butterfield & Son
Ltd. (The) 7,869 251,887
Bank7 Corp. 456 12,472
BankUnited, Inc. 10,264 332,862
Bankwell Financial Group, Inc. 1,138 34,345
Banner Corp. 4,634 248,197
Bar Harbor Bankshares 2,621 76,953
BayCom Corp. 1,915 45,175
BCB Bancorp, Inc. 2,988 38,396
Berkshire Hills Bancorp, Inc. 5,986 148,632
Blue Foundry Bancorp*(a) 3,416 33,033
Blue Ridge Bankshares, Inc. 3,085 9,348
Bridgewater Bancshares, Inc.* 3,221 43,548
Brookline Bancorp, Inc.(a) 11,891 129,731
Burke & Herbert Financial
Services Corp.(a) 1,075 67,618
Business First Bancshares,
Inc. 3,953 97,441
Byline Bancorp, Inc. 4,406 103,805
C&F Financial Corp. 444 30,276
Cadence Bank 23,154 685,127
Cambridge Bancorp(a) 1,295 89,873
Camden National Corp. 2,422 91,140
Capital Bancorp, Inc. 1,596 38,623

NVIT Small Cap Index Fund - December 31, 2023 - Statement of Investments - 133
Common Stocks
Shares Value ($)
Banks
Capital City Bank Group, Inc. 2,265 66,659
Capitol Federal Financial, Inc.
(a) 19,252 124,175
Capstar Financial Holdings,
Inc. 3,411 63,922
Carter Bankshares, Inc.*(a) 3,912 58,563
Cathay General Bancorp(a) 10,862 484,119
Central Pacific Financial Corp. 3,687 72,560
Central Valley Community
Bancorp 1,538 34,374
Chemung Financial Corp.(a) 508 25,298
ChoiceOne Financial Services,
Inc.(a) 986 28,890
Citizens & Northern Corp.(a) 2,310 51,813
Citizens Financial Services,
Inc.(a) 564 36,502
City Holding Co.(a) 1,983 218,646
Civista Bancshares, Inc.(a) 2,448 45,141
CNB Financial Corp. 3,433 77,551
Coastal Financial Corp.*(a) 1,665 73,943
Codorus Valley Bancorp, Inc. 1,414 36,340
Colony Bankcorp, Inc. 2,473 32,891
Columbia Financial, Inc.*(a) 5,076 97,865
Community Bank System, Inc.
(a) 7,430 387,177
Community Trust Bancorp, Inc. 2,633 115,483
ConnectOne Bancorp, Inc. 5,989 137,208
CrossFirst Bankshares, Inc.* 7,329 99,528
Customers Bancorp, Inc.* 4,424 254,911
CVB Financial Corp. 19,618 396,087
Dime Community Bancshares,
Inc. 5,411 145,718
Eagle Bancorp, Inc. 3,931 118,480
Eastern Bankshares, Inc.(a) 24,400 346,480
Enterprise Bancorp, Inc. 1,543 49,777
Enterprise Financial Services
Corp. 6,149 274,553
Equity Bancshares, Inc., Class
A 2,536 85,970
Esquire Financial Holdings,
Inc. 1,024 51,159
ESSA Bancorp, Inc.(a) 1,201 24,044
Evans Bancorp, Inc.(a) 833 26,265
Farmers & Merchants
Bancorp, Inc.(a) 2,175 53,940
Farmers National Banc Corp.
(a) 6,208 89,706
FB Financial Corp. 5,805 231,329
Fidelity D&D Bancorp, Inc. 690 40,041
Financial Institutions, Inc. 2,681 57,105
First Bancorp(a) 29,675 610,198
First Bancorp, Inc. (The) 1,741 49,131
First Bancshares, Inc. (The) 5,112 149,935
First Bank(a) 3,241 47,643
First Busey Corp. 9,124 226,458
First Business Financial
Services, Inc. 1,356 54,376
First Commonwealth Financial
Corp. 13,873 214,199
First Community Bankshares,
Inc.(a) 2,782 103,212
Common Stocks
Shares Value ($)
Banks
First Community Corp. 1,306 28,118
First Financial Bancorp 13,447 319,366
First Financial Bankshares,
Inc.(a) 20,708 627,452
First Financial Corp. 1,973 84,898
First Foundation, Inc. 7,758 75,097
First Interstate BancSystem,
Inc., Class A(a) 13,540 416,355
First Merchants Corp. 10,094 374,286
First Mid Bancshares, Inc. 3,687 127,791
First of Long Island Corp.
(The) 3,855 51,040
First Western Financial, Inc.* 1,380 27,365
Five Star Bancorp 1,944 50,894
Flushing Financial Corp. 4,731 77,967
FS Bancorp, Inc. 1,125 41,580
Fulton Financial Corp.(a) 25,040 412,158
FVCBankcorp, Inc.*(a) 2,595 36,849
German American Bancorp,
Inc. 4,751 153,980
Glacier Bancorp, Inc.(a) 17,448 720,951
Great Southern Bancorp, Inc.
(a) 1,451 86,117
Greene County Bancorp, Inc.
(a) 1,142 32,204
Guaranty Bancshares, Inc.(a) 1,385 46,564
Hancock Whitney Corp. 13,651 663,302
Hanmi Financial Corp. 4,070 78,958
HarborOne Bancorp, Inc. 6,493 77,786
HBT Financial, Inc. 2,220 46,864
Heartland Financial USA, Inc. 6,728 253,040
Heritage Commerce Corp. 11,401 113,098
Heritage Financial Corp. 5,224 111,741
Hilltop Holdings, Inc. 7,510 264,427
Hingham Institution for
Savings(a) 254 49,378
Home Bancorp, Inc. 1,225 51,462
Home BancShares, Inc. 30,264 766,587
HomeStreet, Inc.(a) 2,867 29,530
HomeTrust Bancshares, Inc. 2,539 68,350
Hope Bancorp, Inc. 15,667 189,257
Horizon Bancorp, Inc. 7,791 111,489
Independent Bank Corp. 9,787 499,764
Independent Bank Group, Inc. 5,683 289,151
International Bancshares Corp. 8,523 462,969
John Marshall Bancorp, Inc. 1,893 42,706
Kearny Financial Corp.(a) 9,819 88,076
Lakeland Bancorp, Inc. 11,040 163,282
Lakeland Financial Corp. 3,665 238,811
LCNB Corp.(a) 1,815 28,623
Live Oak Bancshares, Inc.(a) 5,246 238,693
Luther Burbank Corp.* 3,095 33,147
Macatawa Bank Corp. 4,543 51,245
MainStreet Bancshares, Inc.
(a) 1,047 25,976
Mercantile Bank Corp. 2,640 106,603
Metrocity Bankshares, Inc. 3,036 72,925
Metropolitan Bank Holding
Corp.*(a) 1,737 96,195
Mid Penn Bancorp, Inc. 2,416 58,661
Middlefield Banc Corp.(a) 1,075 34,798
Midland States Bancorp, Inc. 3,721 102,551

134 - Statement of Investments - December 31, 2023 - NVIT Small Cap Index Fund
Common Stocks
Shares Value ($)
Banks
MidWestOne Financial Group,
Inc. 2,570 69,159
MVB Financial Corp. 1,734 39,119
National Bank Holdings Corp.,
Class A 4,629 172,153
National Bankshares, Inc.(a) 1,074 34,744
NBT Bancorp, Inc.(a) 6,893 288,886
Nicolet Bankshares, Inc. 2,043 164,421
Northeast Bank 1,000 55,190
Northeast Community
Bancorp, Inc. 2,179 38,655
Northfield Bancorp, Inc. 6,407 80,600
Northrim Bancorp, Inc. 1,034 59,155
Northwest Bancshares, Inc. 15,982 199,455
Norwood Financial Corp.(a) 1,304 42,915
Oak Valley Bancorp(a) 1,116 33,424
OceanFirst Financial Corp. 9,264 160,823
OFG Bancorp 6,480 242,870
Old National Bancorp 46,512 785,588
Old Second Bancorp, Inc. 7,329 113,160
Orange County Bancorp, Inc.
(a) 773 46,566
Origin Bancorp, Inc. 4,820 171,447
Orrstown Financial Services,
Inc. 1,796 52,982
Pacific Premier Bancorp, Inc. 13,012 378,779
Park National Corp.(a) 2,278 302,655
Parke Bancorp, Inc.(a) 1,750 35,438
Pathward Financial, Inc. 3,606 190,866
PCB Bancorp 1,729 31,865
Peapack-Gladstone Financial
Corp. 2,897 86,389
Penns Woods Bancorp, Inc. 1,232 27,732
Peoples Bancorp, Inc.(a) 5,887 198,745
Peoples Financial Services
Corp. 1,208 58,830
Pioneer Bancorp, Inc.* 2,248 22,503
Plumas Bancorp 743 30,723
Ponce Financial Group, Inc.* 2,998 29,261
Preferred Bank 1,239 90,509
Premier Financial Corp. 5,804 139,876
Primis Financial Corp. 3,510 44,437
Princeton Bancorp, Inc. 721 25,884
Provident Financial Services,
Inc. 9,911 178,695
QCR Holdings, Inc. 2,676 156,252
RBB Bancorp 2,743 52,227
Red River Bancshares, Inc. 791 44,383
Renasant Corp.(a) 7,215 243,001
Republic Bancorp, Inc., Class
A 1,308 72,149
S&T Bancorp, Inc. 4,944 165,229
Sandy Spring Bancorp, Inc. 7,549 205,635
Seacoast Banking Corp. of
Florida 11,312 321,940
ServisFirst Bancshares, Inc.(a) 7,786 518,781
Shore Bancshares, Inc. 5,204 74,157
Sierra Bancorp 2,175 49,046
Simmons First National Corp.,
Class A 17,895 355,037
SmartFinancial, Inc. 2,720 66,613
South Plains Financial, Inc. 2,014 58,325
Common Stocks
Shares Value ($)
Banks
Southern First Bancshares,
Inc.* 1,282 47,562
Southern Missouri Bancorp,
Inc.(a) 1,460 77,949
Southern States Bancshares,
Inc. 1,197 35,048
Southside Bancshares, Inc.(a) 4,407 138,027
SouthState Corp.(a) 12,083 1,020,409
Stellar Bancorp, Inc.(a) 7,632 212,475
Sterling Bancorp, Inc.* 3,556 20,518
Stock Yards Bancorp, Inc.(a) 4,460 229,645
Summit Financial Group, Inc. 1,725 52,940
Texas Capital Bancshares,
Inc.* 7,630 493,127
Third Coast Bancshares, Inc.* 2,127 42,264
Timberland Bancorp, Inc. 1,353 42,565
Tompkins Financial Corp. 2,344 141,179
Towne Bank 11,579 344,591
TriCo Bancshares 5,133 220,565
Triumph Financial, Inc.* 3,462 277,583
TrustCo Bank Corp. 2,520 78,246
Trustmark Corp. 8,118 226,330
UMB Financial Corp. 6,948 580,505
United Bankshares, Inc. 20,047 752,765
United Community Banks, Inc. 17,300 506,198
Unity Bancorp, Inc. 1,254 37,106
Univest Financial Corp. 5,277 116,252
USCB Financial Holdings, Inc.* 2,207 27,036
Valley National Bancorp(a) 68,185 740,489
Veritex Holdings, Inc. 6,948 161,680
Virginia National Bankshares
Corp. 841 28,914
WaFd, Inc.(a) 9,694 319,514
Washington Trust Bancorp,
Inc.(a) 3,050 98,759
WesBanco, Inc. 9,476 297,262
West Bancorp, Inc. 2,818 59,742
Westamerica Bancorp 3,401 191,850
WSFS Financial Corp.(a) 8,332 382,689
37,109,947
Beverages 0 .4%
Coca-Cola Consolidated, Inc. 737 684,231
Duckhorn Portfolio, Inc.
(The)*(a) 6,862 67,591
MGP Ingredients, Inc.(a) 2,440 240,389
National Beverage Corp.* 3,545 176,257
Primo Water Corp. 24,086 362,494
Vita Coco Co., Inc. (The)*(a) 4,428 113,578
Zevia PBC, Class A* 3,699 7,435
1,651,975
Biotechnology 7 .4%
2seventy bio, Inc.*(a) 7,622 32,546
4D Molecular Therapeutics,
Inc.*(a) 5,908 119,696
89bio, Inc.* 9,976 111,432
Aadi Bioscience, Inc.*(a) 2,938 5,935
ACADIA Pharmaceuticals,
Inc.* 18,884 591,258
ACELYRIN, Inc.* 5,027 37,501
Acrivon Therapeutics, Inc.* 1,227 6,037

NVIT Small Cap Index Fund - December 31, 2023 - Statement of Investments - 135
Common Stocks
Shares Value ($)
Biotechnology
Actinium Pharmaceuticals,
Inc.* 3,761 19,106
Adicet Bio, Inc.*(a) 4,802 9,076
ADMA Biologics, Inc.* 32,188 145,490
Aerovate Therapeutics,
Inc.*(a) 1,797 40,666
Agenus, Inc.*(a) 56,480 46,760
Agios Pharmaceuticals, Inc.* 8,685 193,415
Akero Therapeutics, Inc.* 7,873 183,835
Aldeyra Therapeutics, Inc.* 6,869 24,110
Alector, Inc.* 9,535 76,089
Alkermes plc*(a) 25,408 704,818
Allakos, Inc.* 9,885 26,986
Allogene Therapeutics, Inc.*(a) 15,175 48,712
Allovir, Inc.*(a) 9,811 6,670
Alpine Immune Sciences,
Inc.*(a) 5,171 98,559
Altimmune, Inc.*(a) 8,632 97,110
ALX Oncology Holdings, Inc.* 4,234 63,044
Amicus Therapeutics, Inc.* 43,669 619,663
AnaptysBio, Inc.* 3,197 68,480
Anavex Life Sciences
Corp.*(a) 11,323 105,417
Anika Therapeutics, Inc.* 2,268 51,393
Annexon, Inc.* 6,491 29,469
Apogee Therapeutics, Inc.*(a) 3,267 91,280
Arbutus Biopharma Corp.*(a) 17,413 43,532
Arcellx, Inc.*(a) 5,846 324,453
Arcturus Therapeutics
Holdings, Inc.* 3,511 110,702
Arcus Biosciences, Inc.* 8,430 161,013
Arcutis Biotherapeutics,
Inc.*(a) 12,637 40,818
Ardelyx, Inc.*(a) 35,515 220,193
Arrowhead Pharmaceuticals,
Inc.* 15,491 474,025
ARS Pharmaceuticals, Inc.*(a) 3,431 18,802
Astria Therapeutics, Inc.*(a) 5,202 39,951
Atara Biotherapeutics, Inc.* 14,299 7,333
Aura Biosciences, Inc.* 4,169 36,937
Aurinia Pharmaceuticals,
Inc.*(a) 20,786 186,866
Avid Bioservices, Inc.*(a) 10,318 67,067
Avidity Biosciences, Inc.* 11,702 105,903
Avita Medical, Inc.*(a) 3,758 51,560
Beam Therapeutics, Inc.*(a) 11,240 305,953
BioAtla, Inc.*(a) 6,618 16,280
BioCryst Pharmaceuticals,
Inc.* 29,448 176,394
Biohaven Ltd.*(a) 10,546 451,369
Biomea Fusion, Inc.*(a) 2,964 43,037
Bioxcel Therapeutics, Inc.*(a) 2,888 8,520
Bluebird Bio, Inc.*(a) 16,404 22,638
Blueprint Medicines Corp.* 9,400 867,056
Bridgebio Pharma, Inc.*(a) 17,709 714,912
Cabaletta Bio, Inc.* 5,197 117,972
CareDx, Inc.* 7,967 95,604
Caribou Biosciences, Inc.* 12,763 73,132
Carisma Therapeutics, Inc.(a) 4,009 11,746
Cartesian Therapeutics,
Inc.*(a) 17,065 11,764
Common Stocks
Shares Value ($)
Biotechnology
Cartesian Therapeutics,
Inc.*(a) 17,065 3,072
Catalyst Pharmaceuticals,
Inc.* 15,255 256,437
Celcuity, Inc.*(a) 2,917 42,501
Celldex Therapeutics, Inc.*(a) 7,269 288,289
Century Therapeutics, Inc.* 3,114 10,338
Cerevel Therapeutics
Holdings, Inc.* 10,783 457,199
Cogent Biosciences, Inc.* 13,071 76,857
Coherus Biosciences, Inc.*(a) 15,073 50,193
Compass Therapeutics,
Inc.*(a) 13,288 20,729
Crinetics Pharmaceuticals,
Inc.* 9,957 354,270
Cue Biopharma, Inc.*(a) 4,925 13,002
Cullinan Oncology, Inc.* 3,849 39,221
Cytokinetics, Inc.*(a) 14,379 1,200,503
Day One Biopharmaceuticals,
Inc.*(a) 10,034 146,496
Deciphera Pharmaceuticals,
Inc.* 8,275 133,476
Denali Therapeutics, Inc.* 18,280 392,289
Design Therapeutics, Inc.* 5,087 13,481
Disc Medicine, Inc.*(a) 1,329 76,763
Dynavax Technologies
Corp.*(a) 19,924 278,538
Dyne Therapeutics, Inc.* 7,025 93,432
Eagle Pharmaceuticals, Inc.* 1,462 7,646
Editas Medicine, Inc.*(a) 12,463 126,250
Emergent BioSolutions,
Inc.*(a) 7,331 17,594
Enanta Pharmaceuticals, Inc.* 3,088 29,058
Entrada Therapeutics, Inc.* 3,164 47,745
Erasca, Inc.*(a) 13,319 28,369
Fate Therapeutics, Inc.* 12,129 45,362
Fennec Pharmaceuticals,
Inc.*(a) 2,452 27,511
FibroGen, Inc.* 14,114 12,509
Foghorn Therapeutics, Inc.*(a) 3,074 19,827
Genelux Corp.* 2,761 38,682
Generation Bio Co.* 7,261 11,981
Geron Corp.*(a) 77,651 163,844
Graphite Bio, Inc.* 3,885 10,179
Gritstone bio, Inc.*(a) 13,209 26,946
Halozyme Therapeutics, Inc.* 19,873 734,506
Heron Therapeutics, Inc.*(a) 16,678 28,353
HilleVax, Inc.*(a) 4,055 65,083
Humacyte, Inc.*(a) 8,759 24,876
Icosavax, Inc.* 4,394 69,249
Ideaya Biosciences, Inc.* 9,282 330,254
IGM Biosciences, Inc.*(a) 1,799 14,950
Immuneering Corp., Class
A*(a) 3,973 29,202
ImmunityBio, Inc.*(a) 20,656 103,693
ImmunoGen, Inc.*(a) 36,841 1,092,336
Immunovant, Inc.* 8,303 349,805
Inhibrx, Inc.*(a) 5,247 199,386
Inozyme Pharma, Inc.*(a) 7,395 31,503
Insmed, Inc.* 21,268 659,095
Intellia Therapeutics, Inc.* 13,530 412,530

136 - Statement of Investments - December 31, 2023 - NVIT Small Cap Index Fund
Common Stocks
Shares Value ($)
Biotechnology
Iovance Biotherapeutics,
Inc.*(a) 35,734 290,517
Ironwood Pharmaceuticals,
Inc., Class A* 21,613 247,253
iTeos Therapeutics, Inc.* 3,621 39,650
Janux Therapeutics, Inc.* 2,457 26,364
KalVista Pharmaceuticals,
Inc.* 4,796 58,751
Karyopharm Therapeutics,
Inc.*(a) 17,122 14,811
Keros Therapeutics, Inc.* 3,572 142,023
Kezar Life Sciences, Inc.* 10,798 10,230
Kiniksa Pharmaceuticals Ltd.,
Class A* 4,688 82,228
Kodiak Sciences, Inc.* 5,383 16,364
Krystal Biotech, Inc.*(a) 3,316 411,383
Kura Oncology, Inc.*(a) 10,838 155,850
Kymera Therapeutics, Inc.*(a) 6,001 152,785
Larimar Therapeutics, Inc.* 3,638 16,553
Lexicon Pharmaceuticals,
Inc.*(a) 12,745 19,500
Lineage Cell Therapeutics,
Inc.*(a) 17,844 19,450
Lyell Immunopharma, Inc.*(a) 28,808 55,888
MacroGenics, Inc.* 9,416 90,582
Madrigal Pharmaceuticals,
Inc.*(a) 2,281 527,778
MannKind Corp.*(a) 40,869 148,763
MeiraGTx Holdings plc*(a) 4,544 31,899
Merrimack Pharmaceuticals,
Inc.* 1,466 19,659
Mersana Therapeutics, Inc.*(a) 16,046 37,227
MiMedx Group, Inc.* 18,101 158,746
Mineralys Therapeutics,
Inc.*(a) 3,270 28,122
Mirum Pharmaceuticals, Inc.* 3,746 110,582
Monte Rosa Therapeutics,
Inc.*(a) 4,852 27,414
Morphic Holding, Inc.*(a) 5,743 165,858
Mural Oncology plc*(a) 2,506 14,836
Myriad Genetics, Inc.* 12,609 241,336
Nkarta, Inc.*(a) 4,587 30,274
Novavax, Inc.*(a) 14,944 71,731
Nurix Therapeutics, Inc.*(a) 7,332 75,666
Nuvalent, Inc., Class A* 4,097 301,498
Nuvectis Pharma, Inc.* 921 7,681
Ocean Biomedical, Inc.* 1,339 884
Olema Pharmaceuticals,
Inc.*(a) 4,063 57,004
Omega Therapeutics, Inc.*(a) 3,524 10,607
Organogenesis Holdings, Inc.,
Class A* 10,831 44,299
ORIC Pharmaceuticals,
Inc.*(a) 5,876 54,059
Outlook Therapeutics, Inc.*(a) 24,730 9,744
Ovid therapeutics, Inc.* 8,507 27,393
PDS Biotechnology Corp.*(a) 4,087 20,312
PepGen, Inc.*(a) 1,488 10,118
PMV Pharmaceuticals, Inc.* 5,949 18,442
Poseida Therapeutics, Inc.,
Class A* 10,171 34,175
Common Stocks
Shares Value ($)
Biotechnology
Precigen, Inc.*(a) 20,259 27,147
Prelude Therapeutics, Inc.* 3,774 16,115
Prime Medicine, Inc.*(a) 5,948 52,699
ProKidney Corp., Class A*(a) 6,803 12,109
Protagonist Therapeutics, Inc.* 9,023 206,897
Protalix BioTherapeutics,
Inc.*(a) 12,167 21,657
Prothena Corp. plc*(a) 6,562 238,463
PTC Therapeutics, Inc.* 11,213 309,030
Rallybio Corp.*(a) 4,631 11,068
RAPT Therapeutics, Inc.*(a) 4,730 117,541
RayzeBio, Inc.*(a) 3,093 192,292
Recursion Pharmaceuticals,
Inc., Class A*(a) 21,478 211,773
REGENXBIO, Inc.* 6,273 112,600
Relay Therapeutics, Inc.*(a) 14,250 156,892
Reneo Pharmaceuticals, Inc.* 2,263 3,621
Replimune Group, Inc.*(a) 7,726 65,130
REVOLUTION Medicines,
Inc.*(a) 22,189 636,381
Rhythm Pharmaceuticals, Inc.* 7,913 363,761
Rigel Pharmaceuticals, Inc.* 25,206 36,549
Rocket Pharmaceuticals, Inc.* 9,689 290,379
Sage Therapeutics, Inc.* 8,042 174,270
Sagimet Biosciences, Inc.,
Class A* 796 4,314
Sana Biotechnology, Inc.*(a) 14,122 57,618
Sangamo Therapeutics, Inc.* 20,702 11,247
Savara, Inc.*(a) 13,633 64,075
Scholar Rock Holding Corp.* 8,560 160,928
Seres Therapeutics, Inc.*(a) 14,647 20,506
SpringWorks Therapeutics,
Inc.* 10,344 377,556
Stoke Therapeutics, Inc.*(a) 4,185 22,013
Summit Therapeutics, Inc.*(a) 17,218 44,939
Sutro Biopharma, Inc.* 9,746 41,810
Syndax Pharmaceuticals, Inc.* 10,302 222,626
Tango Therapeutics, Inc.*(a) 6,668 66,013
Tenaya Therapeutics, Inc.*(a) 6,660 21,578
TG Therapeutics, Inc.*(a) 21,370 365,000
Travere Therapeutics, Inc.* 10,967 98,593
Turnstone Biologics Corp.* 1,310 3,334
Twist Bioscience Corp.*(a) 8,802 324,442
Tyra Biosciences, Inc.* 2,120 29,362
UroGen Pharma Ltd.*(a) 4,197 62,955
Vanda Pharmaceuticals, Inc.* 8,969 37,849
Vaxcyte, Inc.* 14,511 911,291
Vaxxinity, Inc., Class A*(a) 6,371 5,415
Vera Therapeutics, Inc., Class
A*(a) 5,131 78,915
Veracyte, Inc.*(a) 11,293 310,670
Vericel Corp.* 7,358 262,018
Verve Therapeutics, Inc.*(a) 8,256 115,089
Vigil Neuroscience, Inc.*(a) 2,301 7,777
Viking Therapeutics, Inc.* 14,892 277,140
Vir Biotechnology, Inc.* 13,274 133,536
Viridian Therapeutics, Inc.*(a) 6,743 146,863
Vor BioPharma, Inc.* 5,522 12,424
Voyager Therapeutics, Inc.* 4,722 39,854
X4 Pharmaceuticals, Inc.*(a) 18,673 15,657
Xencor, Inc.* 8,770 186,187
XOMA Corp.*(a) 990 18,315

NVIT Small Cap Index Fund - December 31, 2023 - Statement of Investments - 137
Common Stocks
Shares Value ($)
Biotechnology
Y-mAbs Therapeutics, Inc.*(a) 6,105 41,636
Zentalis Pharmaceuticals,
Inc.*(a) 8,866 134,320
Zura Bio Ltd., Class A* 2,109 9,849
Zymeworks, Inc.*(a) 8,642 89,790
29,391,662
Broadline Retail 0 .1%
Big Lots, Inc.(a) 4,251 33,115
ContextLogic, Inc., Class A*(a) 3,334 19,837
Dillard's, Inc., Class A(a) 541 218,375
Savers Value Village, Inc.* 4,169 72,457
343,784
Building Products 2 .0%
AAON, Inc. 10,394 767,805
American Woodmark Corp.* 2,563 237,975
Apogee Enterprises, Inc. 3,454 184,478
AZZ, Inc. 3,779 219,522
CSW Industrials, Inc. 2,373 492,184
Gibraltar Industries, Inc.* 4,731 373,654
Griffon Corp. 6,443 392,701
Insteel Industries, Inc. 2,861 109,548
Janus International Group,
Inc.*(a) 13,184 172,051
JELD-WEN Holding, Inc.* 13,429 253,539
Masonite International Corp.* 3,491 295,548
Masterbrand, Inc.* 19,879 295,203
PGT Innovations, Inc.* 8,675 353,072
Quanex Building Products
Corp. 5,079 155,265
Resideo Technologies, Inc.* 22,830 429,661
Simpson Manufacturing Co.,
Inc. 6,597 1,306,074
UFP Industries, Inc. 9,281 1,165,230
Zurn Elkay Water Solutions
Corp.(a) 22,714 668,019
7,871,529
Capital Markets 1 .4%
AlTi Global, Inc.*(a) 3,087 27,042
Artisan Partners Asset
Management, Inc., Class
A(a) 9,641 425,939
AssetMark Financial Holdings,
Inc.* 3,625 108,569
B. Riley Financial, Inc.(a) 3,227 67,735
Bakkt Holdings, Inc.*(a) 13,204 29,445
BGC Group, Inc., Class A 55,189 398,465
Brightsphere Investment
Group, Inc. 5,366 102,812
Cohen & Steers, Inc. 4,022 304,586
Diamond Hill Investment
Group, Inc. 447 74,019
Donnelley Financial Solutions,
Inc.* 3,798 236,881
Forge Global Holdings, Inc.*(a) 17,009 58,341
GCM Grosvenor, Inc., Class
A(a) 7,204 64,548
Hamilton Lane, Inc., Class A 5,660 642,070
MarketWise, Inc.(a) 5,364 14,644
Moelis & Co., Class A(a) 9,604 539,072
Open Lending Corp.* 15,207 129,412
Common Stocks
Shares Value ($)
Capital Markets
P10, Inc., Class A 5,682 58,070
Patria Investments Ltd., Class
A(a) 8,470 131,370
Perella Weinberg Partners,
Class A 6,679 81,684
Piper Sandler Cos. 2,718 475,297
PJT Partners, Inc., Class A(a) 3,662 373,048
Silvercrest Asset Management
Group, Inc., Class A 1,403 23,851
StepStone Group, Inc., Class
A 8,376 266,608
StoneX Group, Inc.* 4,232 312,448
Value Line, Inc. 128 6,240
Victory Capital Holdings, Inc.,
Class A 4,445 153,086
Virtus Investment Partners,
Inc. 1,100 265,936
WisdomTree, Inc.(a) 20,624 142,924
5,514,142
Chemicals 1 .9%
AdvanSix, Inc. 4,295 128,678
American Vanguard Corp. 4,232 46,425
Aspen Aerogels, Inc.*(a) 7,835 123,636
Avient Corp.(a) 14,041 583,684
Balchem Corp. 4,917 731,404
Cabot Corp. 8,590 717,265
Core Molding Technologies,
Inc.* 1,260 23,348
Danimer Scientific, Inc., Class
A*(a) 13,402 13,670
Ecovyst, Inc.* 13,908 135,881
Hawkins, Inc. 3,010 211,964
HB Fuller Co. 8,336 678,634
Ingevity Corp.* 5,679 268,162
Innospec, Inc. 3,827 471,639
Intrepid Potash, Inc.*(a) 1,684 40,231
Koppers Holdings, Inc. 3,119 159,755
Kronos Worldwide, Inc. 3,307 32,872
Livent Corp.*(a) 27,959 502,703
LSB Industries, Inc.* 8,319 77,450
Mativ Holdings, Inc.(a) 8,554 130,962
Minerals Technologies, Inc. 5,057 360,615
Origin Materials, Inc.*(a) 16,210 13,555
Orion SA 8,709 241,501
Perimeter Solutions SA* 22,927 105,464
PureCycle Technologies,
Inc.*(a) 17,685 71,624
Quaker Chemical Corp. 2,135 455,652
Rayonier Advanced Materials,
Inc.* 9,740 39,447
Sensient Technologies Corp. 6,560 432,960
Stepan Co.(a) 3,316 313,528
Trinseo plc 5,242 43,876
Tronox Holdings plc 18,097 256,253
Valhi, Inc. 328 4,982
7,417,820
Commercial Services & Supplies 1 .5%
ABM Industries, Inc. 10,251 459,552
ACCO Brands Corp. 14,310 87,005
ACV Auctions, Inc., Class A* 19,484 295,183

138 - Statement of Investments - December 31, 2023 - NVIT Small Cap Index Fund
Common Stocks
Shares Value ($)
Commercial Services & Supplies
Aris Water Solutions, Inc.,
Class A 4,548 38,158
BrightView Holdings, Inc.* 6,115 51,488
Brink's Co. (The) 7,147 628,579
Casella Waste Systems, Inc.,
Class A* 8,623 736,922
CECO Environmental Corp.* 4,668 94,667
Cimpress plc* 2,772 221,899
CompX International, Inc. 302 7,635
CoreCivic, Inc.*(a) 17,392 252,706
Deluxe Corp. 6,888 147,748
Ennis, Inc. 3,907 85,602
Enviri Corp.* 12,252 110,268
GEO Group, Inc. (The)*(a) 18,554 200,940
Healthcare Services Group,
Inc.* 11,660 120,914
HNI Corp. 7,274 304,271
Interface, Inc., Class A 8,811 111,195
LanzaTech Global, Inc.* 3,233 16,262
Li-Cycle Holdings Corp.*(a) 20,899 12,222
Liquidity Services, Inc.* 3,548 61,061
Matthews International Corp.,
Class A 4,645 170,239
MillerKnoll, Inc. 11,402 304,205
Montrose Environmental
Group, Inc.* 4,264 137,002
NL Industries, Inc. 1,817 10,193
OPENLANE, Inc.* 16,623 246,187
Performant Financial Corp.* 9,988 31,212
Pitney Bowes, Inc.(a) 17,361 76,388
Quad/Graphics, Inc.* 4,927 26,704
SP Plus Corp.* 3,071 157,389
Steelcase, Inc., Class A 14,524 196,364
UniFirst Corp. 2,329 425,997
Viad Corp.* 3,118 112,872
VSE Corp. 2,039 131,740
6,070,769
Communications Equipment 0 .6%
ADTRAN Holdings, Inc.(a) 12,091 88,748
Aviat Networks, Inc.* 1,772 57,874
Calix, Inc.* 9,057 395,700
Cambium Networks Corp.* 1,855 11,130
Clearfield, Inc.*(a) 1,992 57,927
CommScope Holding Co.,
Inc.* 31,294 88,249
Comtech Telecommunications
Corp. 4,456 37,564
Digi International, Inc.* 5,471 142,246
DZS, Inc.*(a) 3,418 6,733
Extreme Networks, Inc.* 19,242 339,429
Harmonic, Inc.*(a) 17,121 223,258
Infinera Corp.*(a) 30,971 147,112
KVH Industries, Inc.*(a) 3,397 17,868
NETGEAR, Inc.* 4,352 63,452
NetScout Systems, Inc.* 10,720 235,304
Ribbon Communications,
Inc.*(a) 14,052 40,751
Viavi Solutions, Inc.* 34,151 343,901
2,297,246
Construction & Engineering 1 .7%
Ameresco, Inc., Class A*(a) 5,069 160,535
Common Stocks
Shares Value ($)
Construction & Engineering
API Group Corp.*(a) 32,066 1,109,484
Arcosa, Inc. 7,438 614,676
Argan, Inc. 1,894 88,620
Bowman Consulting Group
Ltd., Class A* 1,629 57,862
Comfort Systems USA, Inc. 5,457 1,122,341
Concrete Pumping Holdings,
Inc.*(a) 3,608 29,586
Construction Partners, Inc.,
Class A* 6,218 270,607
Dycom Industries, Inc.* 4,448 511,920
Fluor Corp.* 22,017 862,406
Granite Construction, Inc.(a) 6,881 349,968
Great Lakes Dredge & Dock
Corp.* 9,726 74,696
IES Holdings, Inc.* 1,222 96,807
INNOVATE Corp.*(a) 7,366 9,060
Limbach Holdings, Inc.* 1,361 61,885
MYR Group, Inc.* 2,542 367,649
Northwest Pipe Co.* 1,475 44,634
Primoris Services Corp. 8,360 277,636
Southland Holdings, Inc.* 851 4,391
Sterling Infrastructure, Inc.* 4,609 405,269
Tutor Perini Corp.* 6,359 57,867
6,577,899
Construction Materials 0 .3%
Knife River Corp.* 8,671 573,847
Summit Materials, Inc., Class
A* 18,472 710,433
United States Lime & Minerals,
Inc. 287 66,110
1,350,390
Consumer Finance 0 .7%
Atlanticus Holdings Corp.* 709 27,417
Bread Financial Holdings, Inc. 4,254 140,127
Consumer Portfolio Services,
Inc.*(a) 1,397 13,090
Encore Capital Group, Inc.*(a) 3,603 182,852
Enova International, Inc.* 4,474 247,681
FirstCash Holdings, Inc. 5,799 628,554
Green Dot Corp., Class A* 6,983 69,132
LendingClub Corp.* 17,172 150,083
LendingTree, Inc.* 1,694 51,362
Navient Corp.(a) 13,500 251,370
Nelnet, Inc., Class A 1,986 175,205
NerdWallet, Inc., Class A*(a) 5,307 78,119
OppFi, Inc.* 1,958 10,025
PRA Group, Inc.*(a) 5,840 153,008
PROG Holdings, Inc.*(a) 6,862 212,104
Regional Management Corp. 1,175 29,469
Upstart Holdings, Inc.*(a) 11,328 462,862
World Acceptance Corp.*(a) 652 85,105
2,967,565
Consumer Staples Distribution & Retail 0 .6%
Andersons, Inc. (The)(a) 4,957 285,226
Chefs' Warehouse, Inc.
(The)*(a) 5,354 157,568
HF Foods Group, Inc.*(a) 6,626 35,383
Ingles Markets, Inc., Class A 2,188 188,977

NVIT Small Cap Index Fund - December 31, 2023 - Statement of Investments - 139
Common Stocks
Shares Value ($)
Consumer Staples Distribution & Retail
Natural Grocers by Vitamin
Cottage, Inc. 1,204 19,264
PriceSmart, Inc. 3,902 295,694
SpartanNash Co. 5,496 126,133
Sprouts Farmers Market, Inc.* 15,673 754,028
United Natural Foods, Inc.* 9,260 150,290
Village Super Market, Inc.,
Class A 1,437 37,692
Weis Markets, Inc.(a) 2,535 162,139
2,212,394
Containers & Packaging 0 .3%
Greif, Inc., Class A 3,810 249,898
Greif, Inc., Class B 779 51,422
Myers Industries, Inc. 5,802 113,429
O-I Glass, Inc.*(a) 24,207 396,511
Pactiv Evergreen, Inc. 6,562 89,965
Ranpak Holdings Corp., Class
A* 6,398 37,236
TriMas Corp.(a) 6,445 163,252
1,101,713
Distributors 0 .0%
†
Weyco Group, Inc. 835 26,186
Diversified Consumer Services 1 .2%
2U, Inc.*(a) 11,850 14,575
Adtalem Global Education,
Inc.* 6,108 360,067
Carriage Services, Inc., Class
A 2,131 53,296
Chegg, Inc.* 17,870 203,003
Coursera, Inc.* 20,057 388,504
Duolingo, Inc., Class A*(a) 4,508 1,022,640
European Wax Center, Inc.,
Class A*(a) 5,083 69,078
Frontdoor, Inc.* 12,454 438,630
Graham Holdings Co., Class B 548 381,693
Laureate Education, Inc. 19,928 273,213
Lincoln Educational Services
Corp.* 3,627 36,415
Nerdy, Inc.*(a) 10,262 35,199
OneSpaWorld Holdings
Ltd.*(a) 12,646 178,309
Perdoceo Education Corp. 10,017 175,898
Rover Group, Inc., Class A* 14,419 156,879
Strategic Education, Inc. 3,498 323,110
Stride, Inc.* 6,561 389,527
Udemy, Inc.*(a) 13,488 198,678
Universal Technical Institute,
Inc.* 5,063 63,389
WW International, Inc.*(a) 8,642 75,617
4,837,720
Diversified REITs 0 .6%
Alexander & Baldwin, Inc. 11,963 227,536
Alpine Income Property Trust,
Inc.(a) 2,179 36,847
American Assets Trust, Inc. 7,385 166,236
Armada Hoffler Properties, Inc. 10,800 133,596
Broadstone Net Lease, Inc. 29,184 502,548
CTO Realty Growth, Inc. 3,851 66,738
Empire State Realty Trust,
Inc., Class A(a) 20,410 197,773
Common Stocks
Shares Value ($)
Diversified REITs
Essential Properties Realty
Trust, Inc.(a) 24,253 619,907
Gladstone Commercial Corp.
(a) 6,650 88,046
Global Net Lease, Inc.(a) 30,332 301,803
One Liberty Properties, Inc. 2,838 62,181
2,403,211
Diversified Telecommunication Services 0 .5%
Anterix, Inc.* 1,973 65,740
AST SpaceMobile, Inc., Class
A*(a) 12,058 72,710
ATN International, Inc. 1,691 65,898
Bandwidth, Inc., Class A* 4,000 57,880
Charge Enterprises, Inc.*(a) 19,693 2,247
Cogent Communications
Holdings, Inc. 6,702 509,754
Consolidated Communications
Holdings, Inc.* 12,620 54,897
EchoStar Corp., Class A*(a) 18,613 308,417
Globalstar, Inc.*(a) 105,559 204,785
IDT Corp., Class B* 2,360 80,452
Liberty Latin America Ltd.,
Class A* 4,920 35,965
Liberty Latin America Ltd.,
Class C* 21,964 161,216
Lumen Technologies, Inc.*(a) 155,833 285,174
Ooma, Inc.* 3,428 36,783
Shenandoah
Telecommunications Co. 7,404 160,075
2,101,993
Electric Utilities 0 .7%
ALLETE, Inc. 8,893 543,896
Genie Energy Ltd., Class B 3,009 84,643
MGE Energy, Inc. 5,538 400,453
Otter Tail Corp.(a) 6,368 541,089
PNM Resources, Inc. 13,129 546,166
Portland General Electric Co. 15,740 682,172
2,798,419
Electrical Equipment 1 .4%
Allient, Inc. 2,047 61,840
Amprius Technologies, Inc.* 768 4,063
Array Technologies, Inc.*(a) 23,532 395,338
Atkore, Inc.*(a) 5,846 935,360
Babcock & Wilcox Enterprises,
Inc.* 8,831 12,893
Blink Charging Co.*(a) 8,465 28,696
Bloom Energy Corp., Class
A*(a) 29,967 443,512
Dragonfly Energy Holdings
Corp.*(a) 6,259 3,391
Encore Wire Corp.(a) 2,312 493,843
Energy Vault Holdings, Inc.*(a) 15,325 35,707
EnerSys 6,388 644,933
Enovix Corp.*(a) 21,204 265,474
Eos Energy Enterprises,
Inc.*(a) 16,575 18,067
ESS Tech, Inc.*(a) 12,975 14,792
Fluence Energy, Inc., Class
A*(a) 8,874 211,645
FTC Solar, Inc.*(a) 9,801 6,790

140 - Statement of Investments - December 31, 2023 - NVIT Small Cap Index Fund
Common Stocks
Shares Value ($)
Electrical Equipment
FuelCell Energy, Inc.*(a) 70,754 113,206
GrafTech International Ltd. 30,135 65,996
LSI Industries, Inc.(a) 4,180 58,854
NEXTracker, Inc., Class A* 7,644 358,121
NuScale Power Corp., Class
A*(a) 7,922 26,063
Powell Industries, Inc.(a) 1,410 124,644
Preformed Line Products Co. 364 48,725
SES AI Corp.*(a) 19,304 35,326
Shoals Technologies Group,
Inc., Class A* 26,668 414,421
SKYX Platforms Corp.*(a) 11,996 19,194
Stem, Inc.*(a) 21,415 83,090
SunPower Corp.*(a) 14,362 69,369
Thermon Group Holdings, Inc.* 5,123 166,856
TPI Composites, Inc.*(a) 6,424 26,595
Vicor Corp.*(a) 3,432 154,234
5,341,038
Electronic Equipment, Instruments & Components 2 .7%
908 Devices, Inc.*(a) 3,053 34,255
Advanced Energy Industries,
Inc.(a) 5,797 631,409
Aeva Technologies, Inc.*(a) 9,133 6,920
Akoustis Technologies, Inc.*(a) 11,706 9,763
Arlo Technologies, Inc.* 13,826 131,624
Badger Meter, Inc. 4,525 698,524
Bel Fuse, Inc., Class B 1,570 104,829
Belden, Inc. 6,542 505,370
Benchmark Electronics, Inc. 5,494 151,854
Climb Global Solutions, Inc.(a) 559 30,650
CTS Corp.(a) 4,811 210,433
Daktronics, Inc.* 5,703 48,361
ePlus, Inc.* 4,199 335,248
Evolv Technologies Holdings,
Inc.*(a) 16,914 79,834
Fabrinet*(a) 5,676 1,080,313
FARO Technologies, Inc.* 2,820 63,535
Insight Enterprises, Inc.*(a) 4,435 785,838
Iteris, Inc.* 7,211 37,497
Itron, Inc.*(a) 7,055 532,723
Kimball Electronics, Inc.* 3,653 98,448
Knowles Corp.* 13,862 248,268
Lightwave Logic, Inc.*(a) 18,427 91,767
Luna Innovations, Inc.* 4,771 31,727
Methode Electronics, Inc. 5,312 120,742
MicroVision, Inc.*(a) 29,892 79,513
Mirion Technologies, Inc.,
Class A*(a) 30,720 314,880
Napco Security Technologies,
Inc.(a) 5,195 177,929
nLight, Inc.* 7,012 94,662
Novanta, Inc.* 5,498 925,918
OSI Systems, Inc.* 2,464 317,979
PAR Technology Corp.*(a) 4,222 183,826
PC Connection, Inc. 1,819 122,255
Plexus Corp.* 4,265 461,175
Richardson Electronics Ltd. 1,752 23,389
Rogers Corp.* 2,653 350,382
Sanmina Corp.* 8,771 450,566
ScanSource, Inc.* 4,038 159,945
SmartRent, Inc., Class A*(a) 27,918 89,058
Common Stocks
Shares Value ($)
Electronic Equipment, Instruments & Components
TTM Technologies, Inc.* 15,925 251,774
Vishay Intertechnology, Inc.(a) 19,911 477,267
Vishay Precision Group, Inc.* 1,705 58,089
Vuzix Corp.*(a) 8,846 18,444
10,626,983
Energy Equipment & Services 2 .4%
Archrock, Inc. 21,666 333,656
Atlas Energy Solutions, Inc.(a) 2,908 50,076
Borr Drilling Ltd.*(a) 34,135 251,234
Bristow Group, Inc., Class A* 3,589 101,461
Cactus, Inc., Class A(a) 10,000 454,000
ChampionX Corp. 30,366 886,991
Core Laboratories, Inc.(a) 7,356 129,907
Diamond Offshore Drilling,
Inc.* 15,912 206,856
DMC Global, Inc.* 2,859 53,806
Dril-Quip, Inc.* 5,240 121,935
Expro Group Holdings NV* 14,009 223,023
Forum Energy Technologies,
Inc.* 1,376 30,506
Helix Energy Solutions Group,
Inc.*(a) 22,063 226,808
Helmerich & Payne, Inc.(a) 15,078 546,125
KLX Energy Services
Holdings, Inc.*(a) 1,834 20,651
Kodiak Gas Services, Inc. 2,230 44,778
Liberty Energy, Inc., Class A(a) 25,252 458,071
Mammoth Energy Services,
Inc.*(a) 3,270 14,584
Nabors Industries Ltd.*(a) 1,416 115,588
Newpark Resources, Inc.* 11,269 74,826
Noble Corp. plc 17,331 834,661
Oceaneering International,
Inc.* 15,745 335,054
Oil States International, Inc.* 9,662 65,605
Patterson-UTI Energy, Inc.(a) 54,849 592,369
ProFrac Holding Corp., Class
A*(a) 4,055 34,386
ProPetro Holding Corp.* 15,202 127,393
Ranger Energy Services, Inc.,
Class A 2,294 23,468
RPC, Inc.(a) 12,765 92,929
SEACOR Marine Holdings,
Inc.*(a) 4,027 50,700
Seadrill Ltd.* 7,729 365,427
Select Water Solutions, Inc.,
Class A 12,552 95,270
Solaris Oilfield Infrastructure,
Inc., Class A 4,833 38,471
TETRA Technologies, Inc.* 19,854 89,740
Tidewater, Inc.*(a) 7,153 515,803
US Silica Holdings, Inc.* 11,525 130,348
Valaris Ltd.*(a) 9,312 638,524
Weatherford International
plc*(a) 10,909 1,067,227
9,442,257
Entertainment 0 .4%
Atlanta Braves Holdings, Inc.,
Class A*(a) 1,614 69,047
Atlanta Braves Holdings, Inc.,
Class C* 6,891 272,746

NVIT Small Cap Index Fund - December 31, 2023 - Statement of Investments - 141
Common Stocks
Shares Value ($)
Entertainment
Cinemark Holdings, Inc.*(a) 17,156 241,728
IMAX Corp.* 6,886 103,428
Lions Gate Entertainment
Corp., Class A* 11,116 121,164
Lions Gate Entertainment
Corp., Class B* 16,577 168,920
Loop Media, Inc.* 5,283 5,283
Madison Square Garden
Entertainment Corp., Class
A* 6,169 196,112
Marcus Corp. (The)(a) 3,915 57,081
Playstudios, Inc.* 12,987 35,195
Reservoir Media, Inc.* 2,894 20,634
Sphere Entertainment Co.* 4,205 142,802
Vivid Seats, Inc., Class A* 3,595 22,720
1,456,860
Financial Services 2 .4%
Acacia Research Corp.*(a) 5,497 21,548
Alerus Financial Corp. 2,974 66,588
A-Mark Precious Metals, Inc.
(a) 3,052 92,323
AvidXchange Holdings,
Inc.*(a) 23,322 288,960
Banco Latinoamericano de
Comercio Exterior SA, Class
E 4,252 105,194
Cannae Holdings, Inc.* 11,076 216,093
Cantaloupe, Inc.*(a) 9,085 67,320
Cass Information Systems,
Inc. 2,127 95,821
Compass Diversified Holdings 10,128 227,374
Enact Holdings, Inc.(a) 4,776 137,979
Essent Group Ltd. 16,330 861,244
EVERTEC, Inc. 10,003 409,523
Federal Agricultural Mortgage
Corp., Class C 1,414 270,385
Finance of America Cos., Inc.,
Class A* 7,374 8,111
Flywire Corp.* 16,464 381,142
I3 Verticals, Inc., Class A* 3,664 77,567
International Money Express,
Inc.* 5,116 113,012
Jackson Financial, Inc., Class
A 12,066 617,779
Marqeta, Inc., Class A* 74,537 520,268
Merchants Bancorp(a) 2,493 106,152
Mr. Cooper Group, Inc.*(a) 10,036 653,544
NewtekOne, Inc. 3,747 51,709
NMI Holdings, Inc., Class A* 12,673 376,135
Ocwen Financial Corp.*(a) 983 30,237
Pagseguro Digital Ltd., Class
A*(a) 30,534 380,759
Payoneer Global, Inc.* 40,072 208,775
Paysafe Ltd.* 4,973 63,605
Paysign, Inc.*(a) 4,598 12,874
PennyMac Financial Services,
Inc.(a) 4,035 356,573
Priority Technology Holdings,
Inc.* 2,909 10,356
Radian Group, Inc.(a) 23,055 658,220
Remitly Global, Inc.* 20,367 395,527
Common Stocks
Shares Value ($)
Financial Services
Repay Holdings Corp., Class
A*(a) 13,235 113,027
Security National Financial
Corp., Class A* 2,360 21,240
StoneCo Ltd., Class A*(a) 44,822 808,141
Velocity Financial, Inc.*(a) 1,120 19,286
Walker & Dunlop, Inc.(a) 4,997 554,717
Waterstone Financial, Inc. 3,455 49,061
9,448,169
Food Products 1 .0%
Alico, Inc.(a) 1,170 34,024
B&G Foods, Inc.(a) 11,047 115,993
Benson Hill, Inc.*(a) 26,419 4,592
Beyond Meat, Inc.*(a) 8,879 79,023
BRC, Inc., Class A*(a) 6,089 22,103
Calavo Growers, Inc. 2,682 78,878
Cal-Maine Foods, Inc.(a) 6,328 363,164
Dole plc(a) 11,236 138,090
Forafric Global plc* 651 6,894
Fresh Del Monte Produce, Inc. 5,343 140,254
Hain Celestial Group, Inc.
(The)*(a) 14,160 155,052
J & J Snack Foods Corp. 2,304 385,091
John B Sanfilippo & Son, Inc. 1,345 138,589
Lancaster Colony Corp.(a) 3,025 503,330
Limoneira Co. 2,792 57,599
Mission Produce, Inc.* 7,128 71,921
Seneca Foods Corp., Class A* 867 45,465
Simply Good Foods Co. (The)* 13,937 551,905
Sovos Brands, Inc.*(a) 8,475 186,704
SunOpta, Inc.* 15,134 82,783
TreeHouse Foods, Inc.*(a) 8,022 332,512
Utz Brands, Inc.(a) 10,913 177,227
Vital Farms, Inc.* 4,710 73,900
Westrock Coffee Co.* 4,134 42,208
3,787,301
Gas Utilities 0 .9%
Brookfield Infrastructure Corp.,
Class A 18,420 649,858
Chesapeake Utilities Corp. 3,306 349,213
New Jersey Resources Corp. 15,018 669,502
Northwest Natural Holding Co. 5,672 220,868
ONE Gas, Inc.(a) 8,609 548,565
RGC Resources, Inc.(a) 1,082 22,008
Southwest Gas Holdings, Inc. 9,504 602,078
Spire, Inc.(a) 7,976 497,224
3,559,316
Ground Transportation 0 .5%
ArcBest Corp. 3,689 443,455
Covenant Logistics Group,
Inc., Class A 1,352 62,246
Daseke, Inc.* 5,963 48,300
FTAI Infrastructure, Inc. 14,404 56,032
Heartland Express, Inc. 7,007 99,920
Marten Transport Ltd.(a) 8,882 186,344
PAM Transportation Services,
Inc.* 941 19,554
RXO, Inc.*(a) 17,937 417,215
TuSimple Holdings, Inc., Class
A*(a) 25,958 22,786

142 - Statement of Investments - December 31, 2023 - NVIT Small Cap Index Fund
Common Stocks
Shares Value ($)
Ground Transportation
Universal Logistics Holdings,
Inc. 955 26,759
Werner Enterprises, Inc. 9,836 416,751
1,799,362
Health Care Equipment & Supplies 2 .8%
Accuray, Inc.*(a) 13,673 38,695
Alphatec Holdings, Inc.*(a) 14,275 215,695
AngioDynamics, Inc.* 5,579 43,739
Artivion, Inc.*(a) 6,227 111,339
AtriCure, Inc.* 7,084 252,828
Atrion Corp. 218 82,576
Avanos Medical, Inc.* 7,018 157,414
Axogen, Inc.*(a) 6,418 43,835
Axonics, Inc.*(a) 7,694 478,798
Beyond Air, Inc.*(a) 3,893 7,630
Butterfly Network, Inc.*(a) 20,256 21,876
Cerus Corp.* 26,970 58,255
ClearPoint Neuro, Inc.* 3,367 22,862
CONMED Corp.(a) 4,740 519,077
Cutera, Inc.*(a) 3,025 10,663
CVRx, Inc.*(a) 1,636 51,436
Embecta Corp. 9,077 171,828
Glaukos Corp.* 7,359 584,967
Haemonetics Corp.*(a) 7,687 657,315
Inari Medical, Inc.*(a) 8,269 536,823
Inmode Ltd.*(a) 12,126 269,682
Inogen, Inc.* 3,620 19,874
Integer Holdings Corp.*(a) 5,085 503,822
iRadimed Corp. 1,046 49,654
iRhythm Technologies, Inc.*(a) 4,711 504,265
KORU Medical Systems,
Inc.*(a) 7,301 17,924
Lantheus Holdings, Inc.*(a) 10,526 652,612
LeMaitre Vascular, Inc. 2,945 167,158
LivaNova plc* 8,375 433,323
Merit Medical Systems, Inc.* 8,783 667,157
Nano-X Imaging Ltd.*(a) 7,790 49,622
Neogen Corp.* 33,588 675,455
Nevro Corp.* 5,638 121,330
Omnicell, Inc.* 7,061 265,705
OraSure Technologies, Inc.* 11,118 91,168
Orchestra BioMed Holdings,
Inc.*(a) 1,999 18,251
Orthofix Medical, Inc.* 5,414 72,981
OrthoPediatrics Corp.*(a) 2,322 75,488
Outset Medical, Inc.*(a) 7,404 40,056
Paragon 28, Inc.*(a) 6,604 82,088
PROCEPT BioRobotics
Corp.*(a) 6,239 261,476
Pulmonx Corp.* 5,714 72,853
Pulse Biosciences, Inc.* 2,248 27,516
RxSight, Inc.* 4,387 176,884
Sanara Medtech, Inc.*(a) 526 21,619
Semler Scientific, Inc.* 712 31,534
SI-BONE, Inc.* 6,166 129,424
Sight Sciences, Inc.* 3,605 18,602
Silk Road Medical, Inc.*(a) 5,870 72,025
STAAR Surgical Co.*(a) 7,442 232,265
Surmodics, Inc.* 2,093 76,081
Tactile Systems Technology,
Inc.* 3,497 50,007
Common Stocks
Shares Value ($)
Health Care Equipment & Supplies
Tela Bio, Inc.*(a) 2,240 14,829
TransMedics Group, Inc.*(a) 4,880 385,178
Treace Medical Concepts,
Inc.* 6,680 85,170
UFP Technologies, Inc.* 1,088 187,180
Utah Medical Products, Inc. 445 37,478
Varex Imaging Corp.*(a) 5,778 118,449
Vicarious Surgical, Inc., Class
A* 11,193 4,104
Zimvie, Inc.* 3,974 70,538
Zynex, Inc.*(a) 3,154 34,347
10,952,825
Health Care Providers & Services 2 .5%
23andMe Holding Co., Class
A*(a) 48,335 44,154
Accolade, Inc.*(a) 10,662 128,051
AdaptHealth Corp., Class A* 15,058 109,773
Addus HomeCare Corp.* 2,373 220,333
Agiliti, Inc.*(a) 4,358 34,515
AirSculpt Technologies,
Inc.*(a) 2,144 16,058
Alignment Healthcare, Inc.* 12,946 111,465
AMN Healthcare Services,
Inc.* 5,894 441,343
Apollo Medical Holdings,
Inc.*(a) 6,645 254,503
Aveanna Healthcare Holdings,
Inc.* 8,039 21,544
Brookdale Senior Living, Inc.* 29,193 169,903
Cano Health, Inc.*(a) 363 2,131
CareMax, Inc.*(a) 11,552 5,755
Castle Biosciences, Inc.* 3,739 80,688
Community Health Systems,
Inc.* 19,521 61,101
CorVel Corp.* 1,318 325,823
Cross Country Healthcare,
Inc.*(a) 5,335 120,784
DocGo, Inc.*(a) 11,669 65,230
Enhabit, Inc.* 7,503 77,656
Ensign Group, Inc. (The)(a) 8,413 944,023
Fulgent Genetics, Inc.*(a) 3,045 88,031
Guardant Health, Inc.* 17,312 468,290
HealthEquity, Inc.* 12,981 860,640
Hims & Hers Health, Inc.* 18,611 165,638
InfuSystem Holdings, Inc.*(a) 2,391 25,201
Innovage Holding Corp.* 2,750 16,500
Invitae Corp.*(a) 38,083 23,870
Joint Corp. (The)* 2,244 21,565
LifeStance Health Group,
Inc.*(a) 15,905 124,536
ModivCare, Inc.*(a) 2,035 89,520
National HealthCare Corp.(a) 1,924 177,816
National Research Corp. 2,083 82,403
NeoGenomics, Inc.*(a) 19,745 319,474
OPKO Health, Inc.*(a) 60,959 92,048
Option Care Health, Inc.* 25,871 871,594
Owens & Minor, Inc.*(a) 11,495 221,509
P3 Health Partners, Inc.*(a) 6,298 8,880
Patterson Cos., Inc. 13,185 375,113
Pediatrix Medical Group, Inc.* 12,860 119,598
Pennant Group, Inc. (The)* 4,426 61,610

NVIT Small Cap Index Fund - December 31, 2023 - Statement of Investments - 143
Common Stocks
Shares Value ($)
Health Care Providers & Services
PetIQ, Inc., Class A*(a) 4,322 85,359
Privia Health Group, Inc.*(a) 17,422 401,229
Progyny, Inc.* 12,120 450,622
Quipt Home Medical Corp.* 5,166 26,295
RadNet, Inc.*(a) 9,370 325,795
Select Medical Holdings Corp. 16,106 378,491
Surgery Partners, Inc.*(a) 11,643 372,460
US Physical Therapy, Inc. 2,276 211,987
Viemed Healthcare, Inc.* 5,387 42,288
9,743,195
Health Care REITs 0 .6%
CareTrust REIT, Inc. 15,651 350,270
Community Healthcare Trust,
Inc. 4,139 110,263
Diversified Healthcare Trust(a) 34,849 130,335
Global Medical REIT, Inc.(a) 10,182 113,020
LTC Properties, Inc. 6,594 211,799
National Health Investors, Inc. 6,550 365,818
Physicians Realty Trust 37,246 495,744
Sabra Health Care REIT, Inc. 36,224 516,917
Universal Health Realty
Income Trust 2,165 93,636
2,387,802
Health Care Technology 0 .5%
American Well Corp., Class A* 37,528 55,917
Computer Programs &
Systems, Inc.* 2,114 23,677
Definitive Healthcare Corp.,
Class A*(a) 7,022 69,799
Evolent Health, Inc., Class
A*(a) 17,066 563,690
Health Catalyst, Inc.* 8,660 80,191
HealthStream, Inc. 3,889 105,120
Multiplan Corp.*(a) 59,552 85,755
OptimizeRx Corp.* 2,621 37,506
Phreesia, Inc.* 8,082 187,098
Schrodinger, Inc.*(a) 8,505 304,479
Sharecare, Inc.*(a) 47,928 51,762
Simulations Plus, Inc.(a) 2,416 108,116
Veradigm, Inc.* 16,659 174,753
1,847,863
Hotel & Resort REITs 0 .9%
Apple Hospitality REIT, Inc.(a) 33,831 561,933
Braemar Hotels & Resorts, Inc. 9,817 24,542
Chatham Lodging Trust 7,140 76,541
DiamondRock Hospitality
Co.(a) 32,954 309,438
Pebblebrook Hotel Trust(a) 18,912 302,214
RLJ Lodging Trust 24,463 286,706
Ryman Hospitality Properties,
Inc. 9,006 991,200
Service Properties Trust 25,567 218,342
Summit Hotel Properties, Inc. 16,386 110,114
Sunstone Hotel Investors, Inc.
(a) 32,682 350,678
Xenia Hotels & Resorts, Inc.(a) 16,843 229,402
3,461,110
Hotels, Restaurants & Leisure 2 .2%
Accel Entertainment, Inc.,
Class A* 7,620 78,257
Common Stocks
Shares Value ($)
Hotels, Restaurants & Leisure
Bally's Corp.*(a) 4,638 64,654
Biglari Holdings, Inc., Class B* 109 17,977
BJ's Restaurants, Inc.*(a) 3,506 126,251
Bloomin' Brands, Inc.(a) 13,532 380,926
Bluegreen Vacations Holding
Corp., Class A 1,617 121,469
Bowlero Corp., Class A*(a) 2,721 38,529
Brinker International, Inc.* 6,728 290,515
Carrols Restaurant Group, Inc. 5,328 41,985
Century Casinos, Inc.* 4,640 22,643
Cheesecake Factory, Inc.
(The)(a) 7,573 265,131
Chuy's Holdings, Inc.* 2,752 105,209
Cracker Barrel Old Country
Store, Inc.(a) 3,455 266,311
Dave & Buster's
Entertainment, Inc.*(a) 5,604 301,775
Denny's Corp.* 7,699 83,765
Dine Brands Global, Inc. 2,387 118,515
El Pollo Loco Holdings, Inc.* 4,706 41,507
Empire Resorts, Inc.* 444 0
Everi Holdings, Inc.* 13,224 149,034
First Watch Restaurant Group,
Inc.*(a) 3,251 65,345
Full House Resorts, Inc.* 5,321 28,574
Global Business Travel Group
I* 4,673 30,141
Golden Entertainment, Inc. 3,131 125,021
Hilton Grand Vacations, Inc.* 12,424 499,196
Inspired Entertainment, Inc.* 3,144 31,063
International Game
Technology plc(a) 16,630 455,828
Jack in the Box, Inc. 3,180 259,583
Krispy Kreme, Inc.(a) 13,486 203,504
Kura Sushi USA, Inc., Class
A*(a) 884 67,184
Life Time Group Holdings,
Inc.*(a) 6,745 101,715
Light & Wonder, Inc.*(a) 14,041 1,152,906
Lindblad Expeditions Holdings,
Inc.* 5,931 66,842
Monarch Casino & Resort, Inc. 2,077 143,625
Mondee Holdings, Inc., Class
A*(a) 6,602 18,222
Nathan's Famous, Inc. 319 24,885
Noodles & Co., Class A* 6,632 20,891
ONE Group Hospitality, Inc.
(The)*(a) 3,598 22,020
Papa John's International, Inc.
(a) 5,152 392,737
PlayAGS, Inc.* 5,370 45,269
Portillo's, Inc., Class A*(a) 6,761 107,703
Potbelly Corp.* 4,424 46,098
RCI Hospitality Holdings, Inc.
(a) 1,273 84,349
Red Robin Gourmet Burgers,
Inc.*(a) 2,358 29,404
Red Rock Resorts, Inc., Class
A(a) 7,342 391,549
Rush Street Interactive, Inc.* 10,443 46,889
Sabre Corp.*(a) 51,320 225,808

144 - Statement of Investments - December 31, 2023 - NVIT Small Cap Index Fund
Common Stocks
Shares Value ($)
Hotels, Restaurants & Leisure
SeaWorld Entertainment, Inc.* 5,656 298,806
Shake Shack, Inc., Class A* 5,790 429,155
Six Flags Entertainment Corp.* 11,110 278,639
Super Group SGHC Ltd.*(a) 22,059 69,927
Sweetgreen, Inc., Class A*(a) 14,665 165,714
Target Hospitality Corp.*(a) 4,946 48,125
Xponential Fitness, Inc., Class
A* 4,195 54,074
8,545,244
Household Durables 2 .4%
Beazer Homes USA, Inc.* 4,467 150,940
Cavco Industries, Inc.*(a) 1,338 463,778
Century Communities, Inc. 4,453 405,846
Cricut, Inc., Class A(a) 7,120 46,921
Dream Finders Homes, Inc.,
Class A*(a) 3,621 128,654
Ethan Allen Interiors, Inc.(a) 3,549 113,284
GoPro, Inc., Class A*(a) 20,161 69,959
Green Brick Partners, Inc.* 4,076 211,707
Helen of Troy Ltd.*(a) 3,714 448,688
Hooker Furnishings Corp.(a) 1,597 41,650
Hovnanian Enterprises, Inc.,
Class A* 756 117,649
Installed Building Products,
Inc.(a) 3,661 669,304
iRobot Corp.* 4,168 161,302
KB Home 10,987 686,248
Landsea Homes Corp.* 3,049 40,064
La-Z-Boy, Inc.(a) 6,661 245,924
Legacy Housing Corp.* 1,552 39,141
LGI Homes, Inc.* 3,184 423,981
Lovesac Co. (The)* 2,163 55,265
M/I Homes, Inc.* 4,150 571,621
MDC Holdings, Inc.(a) 9,408 519,792
Meritage Homes Corp. 5,606 976,565
Purple Innovation, Inc., Class
A(a) 8,758 9,021
Skyline Champion Corp.* 8,181 607,521
Snap One Holdings Corp.* 2,953 26,311
Sonos, Inc.*(a) 19,574 335,498
Taylor Morrison Home Corp.,
Class A* 15,914 849,012
Traeger, Inc.* 5,223 14,259
Tri Pointe Homes, Inc.* 14,693 520,132
United Homes Group, Inc.*(a) 678 5,716
Vizio Holding Corp., Class
A*(a) 11,417 87,911
VOXX International Corp.,
Class A*(a) 1,940 20,719
Worthington Enterprises, Inc.
(a) 4,834 278,197
9,342,580
Household Products 0 .3%
Central Garden & Pet Co.*(a) 1,618 81,078
Central Garden & Pet Co.,
Class A* 5,938 261,510
Energizer Holdings, Inc.(a) 11,058 350,317
Oil-Dri Corp. of America 718 48,163
WD-40 Co.(a) 2,084 498,222
1,239,290
Common Stocks
Shares Value ($)
Independent Power and Renewable Electricity Producers
0 .3%
Altus Power, Inc., Class A*(a) 9,953 67,979
Montauk Renewables, Inc.* 10,712 95,444
Ormat Technologies, Inc.(a) 8,261 626,101
Sunnova Energy International,
Inc.*(a) 16,552 252,418
1,041,942
Industrial Conglomerates 0 .0%
†
Brookfield Business Corp.,
Class A(a) 3,942 91,770
Industrial REITs 0 .5%
Innovative Industrial
Properties, Inc. 4,357 439,273
LXP Industrial Trust 45,139 447,779
Plymouth Industrial REIT, Inc. 6,822 164,205
Terreno Realty Corp. 12,687 795,094
1,846,351
Insurance 1 .7%
Ambac Financial Group, Inc.* 6,990 115,195
American Coastal Insurance
Corp.*(a) 2,940 27,812
American Equity Investment
Life Holding Co.* 12,245 683,271
AMERISAFE, Inc.(a) 3,298 154,280
BRP Group, Inc., Class A*(a) 9,514 228,526
CNO Financial Group, Inc. 18,083 504,516
Crawford & Co., Class A 2,335 30,775
Donegal Group, Inc., Class A 2,925 40,921
eHealth, Inc.* 4,649 40,539
Employers Holdings, Inc. 3,619 142,589
Enstar Group Ltd.* 1,855 546,019
F&G Annuities & Life, Inc. 2,808 129,168
Fidelis Insurance Holdings
Ltd.* 2,895 36,680
Genworth Financial, Inc.,
Class A* 63,323 422,998
GoHealth, Inc., Class A* 657 8,764
Goosehead Insurance, Inc.,
Class A*(a) 3,362 254,840
Greenlight Capital Re Ltd.,
Class A*(a) 4,450 50,819
HCI Group, Inc.(a) 1,022 89,323
Hippo Holdings, Inc.*(a) 1,749 15,951
Horace Mann Educators Corp. 5,449 178,182
Investors Title Co. 216 35,022
James River Group Holdings
Ltd. 4,775 44,121
Kingsway Financial Services,
Inc.*(a) 2,051 17,228
Lemonade, Inc.*(a) 7,827 126,250
Maiden Holdings Ltd.*(a) 16,681 38,199
MBIA, Inc.(a) 7,296 44,652
Mercury General Corp. 4,203 156,814
National Western Life Group,
Inc., Class A 347 167,608
NI Holdings, Inc.* 1,529 19,862
Oscar Health, Inc., Class A* 24,099 220,506
Palomar Holdings, Inc.* 3,776 209,568
ProAssurance Corp. 6,970 96,116
Safety Insurance Group, Inc. 1,931 146,737

NVIT Small Cap Index Fund - December 31, 2023 - Statement of Investments - 145
Common Stocks
Shares Value ($)
Insurance
Selective Insurance Group,
Inc. 9,369 932,028
Selectquote, Inc.* 22,130 30,318
SiriusPoint Ltd.* 11,073 128,447
Skyward Specialty Insurance
Group, Inc.*(a) 3,846 130,302
Stewart Information Services
Corp. 3,485 204,744
Tiptree, Inc., Class A 3,884 73,641
Trupanion, Inc.*(a) 6,118 186,660
United Fire Group, Inc. 3,360 67,603
Universal Insurance Holdings,
Inc. 4,059 64,863
6,842,457
Interactive Media & Services 0 .7%
Bumble, Inc., Class A* 15,577 229,605
Cargurus, Inc., Class A* 14,943 361,023
Cars.com, Inc.* 10,334 196,036
DHI Group, Inc.* 6,050 15,669
Eventbrite, Inc., Class A* 11,549 96,550
EverQuote, Inc., Class A*(a) 3,294 40,319
fuboTV, Inc.*(a) 42,779 136,037
Grindr, Inc.* 6,052 53,136
MediaAlpha, Inc., Class A* 3,825 42,649
Nextdoor Holdings, Inc.*(a) 22,351 42,243
Outbrain, Inc.* 7,466 32,701
QuinStreet, Inc.* 8,251 105,778
Shutterstock, Inc.(a) 3,789 182,933
System1, Inc.*(a) 6,163 13,682
TrueCar, Inc.* 15,247 52,755
Vimeo, Inc.* 22,015 86,299
Yelp, Inc., Class A* 10,288 487,034
Ziff Davis, Inc.* 7,176 482,155
ZipRecruiter, Inc., Class A* 10,503 145,992
2,802,596
IT Services 0 .5%
Applied Digital Corp.*(a) 12,690 85,530
BigBear.ai Holdings, Inc.*(a) 4,514 9,660
BigCommerce Holdings, Inc.,
Series 1* 10,316 100,375
Brightcove, Inc.* 6,532 16,918
Couchbase, Inc.* 5,464 123,049
DigitalOcean Holdings, Inc.*(a) 9,846 361,250
Fastly, Inc., Class A*(a) 18,566 330,475
Grid Dynamics Holdings, Inc.* 8,680 115,704
Hackett Group, Inc. (The) 3,896 88,712
Information Services Group,
Inc. 5,028 23,682
Perficient, Inc.* 5,287 347,990
Rackspace Technology, Inc.* 9,045 18,090
Squarespace, Inc., Class A* 7,782 256,884
Thoughtworks Holding, Inc.* 14,195 68,278
Tucows, Inc., Class A*(a) 1,689 45,603
Unisys Corp.* 10,000 56,200
2,048,400
Leisure Products 0 .4%
Acushnet Holdings Corp.(a) 4,731 298,857
AMMO, Inc.*(a) 13,357 28,050
Clarus Corp. 4,367 30,110
Escalade, Inc.(a) 1,668 33,510
Common Stocks
Shares Value ($)
Leisure Products
Funko, Inc., Class A* 5,390 41,665
JAKKS Pacific, Inc.* 1,246 44,295
Johnson Outdoors, Inc., Class
A 808 43,163
Latham Group, Inc.* 6,923 18,208
Malibu Boats, Inc., Class A*(a) 3,081 168,900
Marine Products Corp. 1,063 12,118
MasterCraft Boat Holdings,
Inc.* 2,395 54,223
Smith & Wesson Brands, Inc. 6,985 94,717
Solo Brands, Inc., Class A*(a) 3,415 21,036
Sturm Ruger & Co., Inc. 2,724 123,806
Topgolf Callaway Brands
Corp.*(a) 22,061 316,355
Vista Outdoor, Inc.*(a) 8,945 264,504
1,593,517
Life Sciences Tools & Services 0 .4%
Adaptive Biotechnologies
Corp.*(a) 17,390 85,211
Akoya Biosciences, Inc.*(a) 3,898 19,022
BioLife Solutions, Inc.*(a) 5,321 86,466
Codexis, Inc.* 10,060 30,683
CryoPort, Inc.* 6,457 100,019
Cytek Biosciences, Inc.*(a) 18,369 167,525
Harvard Bioscience, Inc.* 5,847 31,282
MaxCyte, Inc.*(a) 13,228 62,172
Mesa Laboratories, Inc. 769 80,568
NanoString Technologies, Inc.* 6,974 5,219
Nautilus Biotechnology, Inc.,
Class A* 8,320 24,877
OmniAb, Inc.*(a) 14,006 86,417
OmniAb, Inc.*^∞(a) 1,742 0
Pacific Biosciences of
California, Inc.*(a) 39,007 382,659
Quanterix Corp.* 5,379 147,062
Quantum-Si, Inc.*(a) 15,042 30,234
Seer, Inc., Class A* 8,495 16,480
SomaLogic, Inc.*(a) 23,254 58,833
1,414,729
Machinery 3 .5%
374Water, Inc.*(a) 8,478 12,039
3D Systems Corp.*(a) 20,466 129,959
Alamo Group, Inc. 1,556 327,056
Albany International Corp.,
Class A 4,773 468,804
Astec Industries, Inc. 3,529 131,279
Barnes Group, Inc.(a) 7,716 251,773
Blue Bird Corp.* 3,900 105,144
Chart Industries, Inc.*(a) 6,621 902,641
Columbus McKinnon Corp. 4,341 169,386
Commercial Vehicle Group,
Inc.* 4,727 33,136
Desktop Metal, Inc., Class
A*(a) 40,602 30,492
Douglas Dynamics, Inc. 3,440 102,099
Energy Recovery, Inc.*(a) 8,494 160,027
Enerpac Tool Group Corp.,
Class A 8,391 260,876
Enpro, Inc.(a) 3,212 503,449
ESCO Technologies, Inc.(a) 3,911 457,704
Federal Signal Corp. 9,149 702,094

146 - Statement of Investments - December 31, 2023 - NVIT Small Cap Index Fund
Common Stocks
Shares Value ($)
Machinery
Franklin Electric Co., Inc.(a) 7,102 686,408
Gencor Industries, Inc.* 1,714 27,664
Gorman-Rupp Co. (The) 3,482 123,715
Greenbrier Cos., Inc. (The) 4,740 209,413
Helios Technologies, Inc. 5,028 228,020
Hillenbrand, Inc.(a) 10,849 519,125
Hillman Solutions Corp.* 29,981 276,125
Hyliion Holdings Corp.*(a) 22,896 18,631
Hyster-Yale Materials
Handling, Inc. 1,775 110,387
John Bean Technologies Corp.
(a) 4,915 488,797
Kadant, Inc.(a) 1,802 505,119
Kennametal, Inc. 12,787 329,777
Lindsay Corp. 1,702 219,830
Luxfer Holdings plc 4,095 36,609
Manitowoc Co., Inc. (The)* 5,302 88,490
Mayville Engineering Co., Inc.* 1,593 22,971
Microvast Holdings, Inc.*(a) 33,326 46,656
Miller Industries, Inc. 1,581 66,861
Mueller Industries, Inc.(a) 17,357 818,383
Mueller Water Products, Inc.,
Class A 23,931 344,606
Nikola Corp.* 95,054 83,153
Omega Flex, Inc. 477 33,633
Park-Ohio Holdings Corp. 1,231 33,188
Proto Labs, Inc.* 4,156 161,918
REV Group, Inc. 5,141 93,412
Shyft Group, Inc. (The) 5,328 65,108
SPX Technologies, Inc.* 6,774 684,242
Standex International Corp. 1,828 289,519
Tennant Co. 2,875 266,484
Terex Corp.(a) 10,230 587,816
Titan International, Inc.* 8,202 122,046
Trinity Industries, Inc. 12,445 330,913
Velo3D, Inc.*(a) 13,912 5,531
Wabash National Corp.(a) 7,120 182,414
Watts Water Technologies,
Inc., Class A 4,215 878,153
13,733,075
Marine Transportation 0 .3%
Costamare, Inc. 7,676 79,907
Eagle Bulk Shipping, Inc.(a) 1,454 80,552
Genco Shipping & Trading Ltd.
(a) 6,516 108,100
Golden Ocean Group Ltd. 19,227 187,656
Himalaya Shipping Ltd.*(a) 3,784 25,580
Matson, Inc. 5,324 583,510
Pangaea Logistics Solutions
Ltd.(a) 5,812 47,891
Safe Bulkers, Inc. 11,382 44,731
1,157,927
Media 0 .6%
Advantage Solutions, Inc.* 14,252 51,592
AMC Networks, Inc., Class
A*(a) 4,661 87,580
Boston Omaha Corp., Class
A*(a) 3,394 53,388
Cardlytics, Inc.*(a) 5,994 55,205
Clear Channel Outdoor
Holdings, Inc.* 56,318 102,499
Common Stocks
Shares Value ($)
Media
Daily Journal Corp.*(a) 190 64,756
Emerald Holding, Inc.* 2,270 13,575
Entravision Communications
Corp., Class A 9,139 38,110
EW Scripps Co. (The), Class
A*(a) 9,061 72,397
Gambling.com Group Ltd.*(a) 1,902 18,545
Gannett Co., Inc.*(a) 23,358 53,723
Gray Television, Inc. 12,970 116,211
iHeartMedia, Inc., Class A* 16,177 43,193
Integral Ad Science Holding
Corp.* 7,734 111,292
John Wiley & Sons, Inc., Class
A 5,728 181,807
Magnite, Inc.* 21,175 197,775
PubMatic, Inc., Class A* 6,624 108,037
Scholastic Corp. 4,246 160,074
Sinclair, Inc.(a) 5,405 70,427
Stagwell, Inc., Class A*(a) 11,991 79,500
TechTarget, Inc.* 4,004 139,579
TEGNA, Inc. 31,467 481,445
Thryv Holdings, Inc.* 4,632 94,261
Townsquare Media, Inc., Class
A 1,528 16,136
Urban One, Inc.* 1,698 5,994
Urban One, Inc., Class A* 1,171 4,719
WideOpenWest, Inc.* 7,624 30,877
2,452,697
Metals & Mining 1 .8%
5E Advanced Materials,
Inc.*(a) 6,368 8,979
Alpha Metallurgical Resources,
Inc.(a) 1,779 602,939
Arch Resources, Inc. 2,765 458,824
ATI, Inc.*(a) 19,947 906,990
Caledonia Mining Corp. plc 2,051 25,022
Carpenter Technology Corp. 7,518 532,274
Century Aluminum Co.*(a) 8,072 97,994
Coeur Mining, Inc.*(a) 51,144 166,729
Commercial Metals Co. 18,011 901,271
Compass Minerals
International, Inc.(a) 5,363 135,791
Constellium SE, Class A* 19,939 397,982
Contango ORE, Inc.*(a) 1,142 20,682
Dakota Gold Corp.*(a) 7,459 19,543
Haynes International, Inc. 1,905 108,680
Hecla Mining Co.(a) 93,722 450,803
i-80 Gold Corp.* 27,622 48,615
Ivanhoe Electric, Inc.*(a) 9,783 98,613
Kaiser Aluminum Corp. 2,512 178,829
Materion Corp.(a) 3,154 410,430
Novagold Resources, Inc.* 36,912 138,051
Olympic Steel, Inc. 1,447 96,515
Perpetua Resources Corp.* 7,359 23,328
Piedmont Lithium, Inc.*(a) 2,723 76,870
Ramaco Resources, Inc.,
Class A 3,456 59,374
Ramaco Resources, Inc.,
Class B 691 9,197
Ryerson Holding Corp. 4,393 152,349

NVIT Small Cap Index Fund - December 31, 2023 - Statement of Investments - 147
Common Stocks
Shares Value ($)
Metals & Mining
Schnitzer Steel Industries,
Inc., Class A 4,025 121,394
SunCoke Energy, Inc. 13,044 140,093
TimkenSteel Corp.* 6,667 156,341
Tredegar Corp. 4,091 22,132
Warrior Met Coal, Inc. 7,901 481,724
Worthington Steel, Inc.*(a) 4,695 131,930
7,180,288
Mortgage Real Estate Investment Trusts (REITs) 1 .2%
AFC Gamma, Inc. 2,971 35,741
Angel Oak Mortgage REIT, Inc. 1,703 18,052
Apollo Commercial Real
Estate Finance, Inc.(a) 22,737 266,932
Arbor Realty Trust, Inc.(a) 24,899 377,967
Ares Commercial Real Estate
Corp.(a) 8,515 88,215
ARMOUR Residential REIT,
Inc.(a) 7,639 147,585
Blackstone Mortgage Trust,
Inc., Class A(a) 26,808 570,206
BrightSpire Capital, Inc., Class
A 20,268 150,794
Chicago Atlantic Real Estate
Finance, Inc. 2,337 37,813
Chimera Investment Corp. 36,643 182,849
Claros Mortgage Trust, Inc.(a) 14,157 192,960
Dynex Capital, Inc.(a) 8,184 102,464
Ellington Financial, Inc.(a) 11,592 147,334
Franklin BSP Realty Trust, Inc.
(a) 12,958 175,063
Granite Point Mortgage Trust,
Inc. 7,976 47,377
Hannon Armstrong
Sustainable Infrastructure
Capital, Inc.(a) 16,258 448,396
Invesco Mortgage Capital, Inc.
(a) 7,351 65,130
KKR Real Estate Finance
Trust, Inc.(a) 8,910 117,879
Ladder Capital Corp., Class A 17,646 203,105
MFA Financial, Inc.(a) 15,860 178,742
New York Mortgage Trust, Inc.
(a) 13,838 118,038
Nexpoint Real Estate Finance,
Inc. 1,188 18,711
Orchid Island Capital, Inc.(a) 8,044 67,811
PennyMac Mortgage
Investment Trust(a) 13,670 204,367
Ready Capital Corp.(a) 25,363 259,971
Redwood Trust, Inc. 17,425 129,119
TPG RE Finance Trust, Inc.(a) 10,371 67,412
Two Harbors Investment Corp. 15,143 210,942
4,630,975
Multi-Utilities 0 .4%
Avista Corp. 11,828 422,733
Black Hills Corp. 10,597 571,708
Northwestern Energy Group,
Inc.(a) 9,573 487,170
Unitil Corp. 2,310 121,437
1,603,048
Common Stocks
Shares Value ($)
Office REITs 0 .7%
Brandywine Realty Trust 26,714 144,256
City Office REIT, Inc. 6,201 37,888
COPT Defense Properties 17,490 448,269
Douglas Emmett, Inc.(a) 13,845 200,752
Easterly Government
Properties, Inc., Class A(a) 14,416 193,751
Equity Commonwealth 15,757 302,534
Hudson Pacific Properties, Inc.
(a) 20,695 192,670
JBG SMITH Properties(a) 15,868 269,915
Office Properties Income
Trust(a) 7,536 55,164
Orion Office REIT, Inc. 8,563 48,980
Paramount Group, Inc.(a) 29,075 150,318
Peakstone Realty Trust(a) 5,474 109,097
Piedmont Office Realty Trust,
Inc., Class A 19,609 139,420
Postal Realty Trust, Inc., Class
A 3,118 45,398
SL Green Realty Corp.(a) 8,505 384,171
2,722,583
Oil, Gas & Consumable Fuels 4 .4%
Amplify Energy Corp.*(a) 5,927 35,147
Ardmore Shipping Corp. 6,142 86,541
Berry Corp. 12,278 86,314
California Resources Corp.(a) 10,770 588,904
Callon Petroleum Co.* 9,582 310,457
Centrus Energy Corp., Class
A*(a) 1,877 102,128
Chord Energy Corp. 6,477 1,076,672
Civitas Resources, Inc.(a) 12,523 856,323
Clean Energy Fuels Corp.*(a) 25,598 98,040
CNX Resources Corp.* 24,056 481,120
Comstock Resources, Inc.(a) 14,413 127,555
CONSOL Energy, Inc.(a) 4,711 473,597
Crescent Energy Co., Class
A(a) 12,085 159,643
CVR Energy, Inc.(a) 5,198 157,499
Delek US Holdings, Inc. 10,361 267,314
DHT Holdings, Inc. 21,426 210,189
Dorian LPG Ltd. 5,287 231,941
Empire Petroleum Corp.*(a) 2,287 25,134
Encore Energy Corp.*(a) 22,583 88,751
Energy Fuels, Inc.*(a) 24,267 174,480
Enviva, Inc.(a) 4,664 4,644
Equitrans Midstream Corp. 67,186 683,953
Evolution Petroleum Corp. 4,403 25,581
Excelerate Energy, Inc., Class
A 2,900 44,834
FLEX LNG Ltd. 4,640 134,838
FutureFuel Corp. 4,710 28,637
Gevo, Inc.*(a) 38,577 44,749
Golar LNG Ltd. 15,416 354,414
Granite Ridge Resources, Inc.
(a) 4,967 29,901
Green Plains, Inc.*(a) 5,719 144,233
Gulfport Energy Corp.* 1,714 228,305
Hallador Energy Co.* 3,668 32,425
HighPeak Energy, Inc.(a) 2,037 29,007
International Seaways, Inc. 6,197 281,840

148 - Statement of Investments - December 31, 2023 - NVIT Small Cap Index Fund
Common Stocks
Shares Value ($)
Oil, Gas & Consumable Fuels
Kinetik Holdings, Inc., Class
A(a) 2,844 94,990
Kosmos Energy Ltd.* 70,444 472,679
Magnolia Oil & Gas Corp.,
Class A(a) 27,742 590,627
Matador Resources Co.(a) 17,549 997,836
Murphy Oil Corp. 23,110 985,873
NACCO Industries, Inc., Class
A 573 20,915
NextDecade Corp.*(a) 12,052 57,488
Nordic American Tankers Ltd. 32,003 134,413
Northern Oil and Gas, Inc.(a) 13,522 501,261
Overseas Shipholding Group,
Inc., Class A 8,411 44,326
Par Pacific Holdings, Inc.* 8,782 319,401
PBF Energy, Inc., Class A 17,226 757,255
Peabody Energy Corp. 17,689 430,196
Permian Resources Corp.,
Class A(a) 60,153 818,081
PrimeEnergy Resources
Corp.* 74 7,870
REX American Resources
Corp.* 2,456 116,169
Riley Exploration Permian, Inc.
(a) 1,322 36,011
Ring Energy, Inc.*(a) 19,283 28,153
SandRidge Energy, Inc.(a) 3,038 41,529
Scorpio Tankers, Inc. 7,349 446,819
SFL Corp. Ltd. 16,905 190,688
SilverBow Resources, Inc.*(a) 3,252 94,568
Sitio Royalties Corp., Class
A(a) 12,825 301,516
SM Energy Co.(a) 18,334 709,892
Talos Energy, Inc.* 16,962 241,369
Teekay Corp.* 9,371 67,003
Teekay Tankers Ltd., Class
A(a) 3,667 183,240
Tellurian, Inc.*(a) 84,618 63,937
Uranium Energy Corp.*(a) 58,244 372,762
VAALCO Energy, Inc.(a) 16,270 73,052
Verde Clean Fuels, Inc.* 699 1,650
Vertex Energy, Inc.*(a) 10,179 34,507
Vital Energy, Inc.* 3,647 165,902
Vitesse Energy, Inc. 3,709 81,190
W&T Offshore, Inc.(a) 15,523 50,605
World Kinect Corp. 9,770 222,561
17,461,444
Paper & Forest Products 0 .1%
Clearwater Paper Corp.* 2,463 88,963
Glatfelter Corp.* 6,936 13,456
Sylvamo Corp. 5,580 274,034
376,453
Passenger Airlines 0 .4%
Allegiant Travel Co.(a) 2,427 200,495
Blade Air Mobility, Inc.* 9,653 34,075
Frontier Group Holdings,
Inc.*(a) 5,920 32,323
Hawaiian Holdings, Inc.*(a) 8,146 115,673
JetBlue Airways Corp.*(a) 51,850 287,768
Joby Aviation, Inc.*(a) 43,119 286,741
SkyWest, Inc.* 6,276 327,607
Common Stocks
Shares Value ($)
Passenger Airlines
Spirit Airlines, Inc. 16,835 275,926
Sun Country Airlines Holdings,
Inc.*(a) 5,644 88,780
1,649,388
Personal Care Products 0 .9%
Beauty Health Co. (The)* 12,420 38,626
BellRing Brands, Inc.* 20,247 1,122,291
Edgewell Personal Care Co. 7,984 292,454
elf Beauty, Inc.*(a) 8,311 1,199,610
Herbalife Ltd.*(a) 15,218 232,227
Inter Parfums, Inc. 2,810 404,668
Medifast, Inc.(a) 1,743 117,164
Nature's Sunshine Products,
Inc.* 2,114 36,551
Nu Skin Enterprises, Inc.,
Class A 7,937 154,137
USANA Health Sciences, Inc.* 1,730 92,728
Waldencast plc, Class A*(a) 5,220 57,107
3,747,563
Pharmaceuticals 1 .7%
Aclaris Therapeutics, Inc.* 10,643 11,175
Amneal Pharmaceuticals,
Inc.*(a) 18,544 112,562
Amphastar Pharmaceuticals,
Inc.*(a) 5,887 364,111
Amylyx Pharmaceuticals,
Inc.*(a) 7,707 113,447
ANI Pharmaceuticals, Inc.* 2,182 120,315
Arvinas, Inc.* 7,453 306,766
Assertio Holdings, Inc.*(a) 13,126 14,045
Atea Pharmaceuticals, Inc.* 12,355 37,683
Axsome Therapeutics, Inc.*(a) 5,495 437,347
Biote Corp., Class A*(a) 1,496 7,390
Bright Green Corp.*(a) 9,488 3,132
Cara Therapeutics, Inc.* 7,085 5,264
Cassava Sciences, Inc.*(a) 6,225 140,125
Citius Pharmaceuticals,
Inc.*(a) 17,486 13,228
Collegium Pharmaceutical,
Inc.*(a) 5,172 159,194
Corcept Therapeutics, Inc.* 12,326 400,348
CorMedix, Inc.* 8,284 31,148
Cymabay Therapeutics,
Inc.*(a) 17,416 411,366
Edgewise Therapeutics,
Inc.*(a) 6,605 72,259
Enliven Therapeutics, Inc.*(a) 3,400 47,056
Evolus, Inc.* 6,226 65,560
Eyenovia, Inc.* 3,825 7,956
EyePoint Pharmaceuticals,
Inc.*(a) 4,186 96,738
Harmony Biosciences
Holdings, Inc.*(a) 4,969 160,499
Harrow, Inc.*(a) 4,375 49,000
Ikena Oncology, Inc.* 4,719 9,296
Innoviva, Inc.*(a) 8,957 143,670
Intra-Cellular Therapies, Inc.* 14,444 1,034,479
Ligand Pharmaceuticals,
Inc.*(a) 2,606 186,121
Liquidia Corp.*(a) 7,017 84,415

NVIT Small Cap Index Fund - December 31, 2023 - Statement of Investments - 149
Common Stocks
Shares Value ($)
Pharmaceuticals
Longboard Pharmaceuticals,
Inc.*(a) 2,158 13,013
Marinus Pharmaceuticals,
Inc.*(a) 7,741 84,145
Neumora Therapeutics,
Inc.*(a) 2,315 39,471
NGM Biopharmaceuticals,
Inc.* 6,878 5,908
Nuvation Bio, Inc.* 22,014 33,241
Ocular Therapeutix, Inc.*(a) 11,904 53,092
Omeros Corp.*(a) 9,036 29,548
Optinose, Inc.* 10,065 12,984
Pacira BioSciences, Inc.*(a) 7,132 240,634
Phathom Pharmaceuticals,
Inc.*(a) 4,639 42,354
Phibro Animal Health Corp.,
Class A 3,214 37,218
Pliant Therapeutics, Inc.*(a) 8,980 162,628
Prestige Consumer
Healthcare, Inc.* 7,644 467,966
Rain Oncology, Inc.*(a) 5,357 6,428
Revance Therapeutics, Inc.*(a) 13,056 114,762
Scilex Holding Co.*(a) 9,936 20,269
scPharmaceuticals, Inc.*(a) 4,250 26,648
SIGA Technologies, Inc.(a) 7,082 39,659
Supernus Pharmaceuticals,
Inc.* 7,518 217,571
Taro Pharmaceutical Industries
Ltd.* 1,357 56,695
Tarsus Pharmaceuticals,
Inc.*(a) 4,453 90,173
Terns Pharmaceuticals,
Inc.*(a) 6,372 41,354
Theravance Biopharma,
Inc.*(a) 8,153 91,640
Theseus Pharmaceuticals,
Inc.* 2,825 11,441
Third Harmonic Bio, Inc.*(a) 3,273 35,905
Trevi Therapeutics, Inc.* 6,083 8,151
Ventyx Biosciences, Inc.* 7,023 17,347
Verrica Pharmaceuticals,
Inc.*(a) 3,081 22,553
WaVe Life Sciences Ltd.* 9,941 50,202
Xeris Biopharma Holdings,
Inc.* 21,127 49,648
Zevra Therapeutics, Inc.* 5,162 33,811
6,802,154
Professional Services 2 .4%
Alight, Inc., Class A* 64,041 546,270
ASGN, Inc.* 7,347 706,561
Asure Software, Inc.* 3,099 29,502
Barrett Business Services, Inc. 1,002 116,032
BlackSky Technology, Inc.,
Class A*(a) 18,256 25,558
CBIZ, Inc.* 7,313 457,721
Conduent, Inc.* 26,608 97,119
CRA International, Inc. 1,018 100,629
CSG Systems International,
Inc.(a) 4,863 258,760
ExlService Holdings, Inc.*(a) 24,835 766,160
Exponent, Inc.(a) 7,782 685,127
Common Stocks
Shares Value ($)
Professional Services
First Advantage Corp.(a) 8,443 139,901
FiscalNote Holdings, Inc.* 9,675 11,030
Forrester Research, Inc.* 1,832 49,116
Franklin Covey Co.* 1,824 79,399
Heidrick & Struggles
International, Inc. 3,285 97,006
HireQuest, Inc.(a) 773 11,866
HireRight Holdings Corp.* 2,403 32,320
Huron Consulting Group, Inc.* 2,946 302,849
IBEX Holdings Ltd.* 1,335 25,378
ICF International, Inc. 2,915 390,872
Innodata, Inc.*(a) 3,765 30,647
Insperity, Inc. 5,490 643,538
Kelly Services, Inc., Class A 4,816 104,122
Kforce, Inc. 2,977 201,126
Korn Ferry 8,125 482,219
Legalzoom.com, Inc.* 18,387 207,773
Maximus, Inc. 9,368 785,600
Mistras Group, Inc.* 2,906 21,272
NV5 Global, Inc.* 2,127 236,352
Planet Labs PBC*(a) 25,457 62,879
Resources Connection, Inc. 5,026 71,218
Skillsoft Corp.* 574 10,091
Sterling Check Corp.*(a) 4,725 65,772
TriNet Group, Inc.*(a) 4,947 588,347
TrueBlue, Inc.* 4,889 74,997
TTEC Holdings, Inc. 3,369 73,006
Upwork, Inc.* 19,095 283,943
Verra Mobility Corp., Class A* 21,577 496,918
Willdan Group, Inc.* 1,764 37,926
9,406,922
Real Estate Management & Development 0 .8%
American Realty Investors,
Inc.* 366 6,372
Anywhere Real Estate, Inc.* 16,668 135,177
Compass, Inc., Class A*(a) 45,448 170,885
Cushman & Wakefield plc*(a) 24,335 262,818
DigitalBridge Group, Inc. 25,059 439,535
Douglas Elliman, Inc. 12,118 35,748
eXp World Holdings, Inc.(a) 10,846 168,330
Forestar Group, Inc.* 2,935 97,060
FRP Holdings, Inc.* 1,026 64,515
Kennedy-Wilson Holdings, Inc. 18,974 234,898
Marcus & Millichap, Inc.(a) 3,821 166,901
Maui Land & Pineapple Co.,
Inc.* 874 13,888
Newmark Group, Inc., Class A 20,996 230,116
Opendoor Technologies,
Inc.*(a) 84,869 380,213
RE/MAX Holdings, Inc., Class
A 2,763 36,831
Redfin Corp.*(a) 16,889 174,295
RMR Group, Inc. (The), Class
A 2,557 72,184
St Joe Co. (The) 5,322 320,278
Star Holdings* 1,806 27,054
Stratus Properties, Inc.* 834 24,069
Tejon Ranch Co.* 2,733 47,008
Transcontinental Realty
Investors, Inc.* 178 6,152
3,114,327

150 - Statement of Investments - December 31, 2023 - NVIT Small Cap Index Fund
Common Stocks
Shares Value ($)
Residential REITs 0 .4%
Apartment Investment and
Management Co., Class A* 23,097 180,850
BRT Apartments Corp. 1,783 33,146
Centerspace 2,380 138,516
Clipper Realty, Inc. 2,440 13,176
Elme Communities(a) 13,072 190,851
Independence Realty Trust,
Inc.(a) 34,680 530,604
NexPoint Residential Trust,
Inc. 3,605 124,120
UMH Properties, Inc. 9,245 141,634
Veris Residential, Inc. 12,436 195,618
1,548,515
Retail REITs 1 .2%
Acadia Realty Trust 14,071 239,066
Alexander's, Inc. 322 68,770
CBL & Associates Properties,
Inc.(a) 4,102 100,171
Getty Realty Corp. 7,514 219,559
InvenTrust Properties Corp. 10,726 271,797
Kite Realty Group Trust 33,648 769,193
Macerich Co. (The) 33,681 519,698
NETSTREIT Corp.(a) 10,751 191,905
Phillips Edison & Co., Inc.(a) 18,185 663,389
Retail Opportunity Investments
Corp. 19,428 272,575
Saul Centers, Inc.(a) 1,746 68,565
SITE Centers Corp. 29,396 400,667
Tanger, Inc. 15,755 436,729
Urban Edge Properties(a) 18,101 331,248
Whitestone REIT(a) 7,288 89,570
4,642,902
Semiconductors & Semiconductor Equipment 3 .1%
ACM Research, Inc., Class A* 7,303 142,701
Aehr Test Systems*(a) 4,316 114,504
Alpha & Omega
Semiconductor Ltd.*(a) 3,548 92,461
Ambarella, Inc.* 5,848 358,424
Amkor Technology, Inc. 17,351 577,268
Atomera, Inc.*(a) 3,049 21,374
Axcelis Technologies, Inc.* 5,002 648,709
CEVA, Inc.* 3,564 80,938
Cohu, Inc.* 7,306 258,559
Credo Technology Group
Holding Ltd.* 17,686 344,346
Diodes, Inc.*(a) 6,976 561,708
FormFactor, Inc.* 11,883 495,640
Ichor Holdings Ltd.*(a) 4,397 147,871
Impinj, Inc.*(a) 3,581 322,397
indie Semiconductor, Inc.,
Class A*(a) 23,255 188,598
inTEST Corp.* 2,079 28,274
Kulicke & Soffa Industries, Inc. 8,469 463,424
MACOM Technology Solutions
Holdings, Inc.* 8,310 772,415
Maxeon Solar Technologies
Ltd.*(a) 4,424 31,720
MaxLinear, Inc., Class A* 11,673 277,467
Navitas Semiconductor Corp.,
Class A*(a) 17,377 140,232
NVE Corp. 686 53,803
Common Stocks
Shares Value ($)
Semiconductors & Semiconductor Equipment
Onto Innovation, Inc.* 7,530 1,151,337
PDF Solutions, Inc.*(a) 4,659 149,740
Photronics, Inc.* 9,270 290,800
Power Integrations, Inc. 8,710 715,178
Rambus, Inc.* 16,824 1,148,238
Semtech Corp.*(a) 10,152 222,430
Silicon Laboratories, Inc.*(a) 4,907 649,049
SiTime Corp.*(a) 2,699 329,494
SkyWater Technology, Inc.* 2,649 25,483
SMART Global Holdings,
Inc.*(a) 7,475 141,502
Synaptics, Inc.* 6,093 695,089
Transphorm, Inc.*(a) 5,074 18,520
Ultra Clean Holdings, Inc.* 6,999 238,946
Veeco Instruments, Inc.*(a) 7,782 241,476
12,140,115
Software 5 .8%
8x8, Inc.* 19,018 71,888
A10 Networks, Inc. 11,005 144,936
ACI Worldwide, Inc.* 16,827 514,906
Adeia, Inc.(a) 16,738 207,384
Agilysys, Inc.* 3,073 260,652
Alarm.com Holdings, Inc.* 7,406 478,576
Alkami Technology, Inc.* 6,069 147,173
Altair Engineering, Inc., Class
A* 8,402 707,028
American Software, Inc., Class
A 5,207 58,839
Amplitude, Inc., Class A* 10,360 131,779
Appfolio, Inc., Class A* 2,970 514,523
Appian Corp., Class A* 6,359 239,480
Asana, Inc., Class A*(a) 12,649 240,457
Aurora Innovation, Inc., Class
A*(a) 53,174 232,370
AvePoint, Inc.* 22,873 187,787
Bit Digital, Inc.*(a) 13,915 58,860
Blackbaud, Inc.* 6,731 583,578
BlackLine, Inc.* 8,792 548,972
Box, Inc., Class A* 21,768 557,478
Braze, Inc., Class A* 8,059 428,175
C3.ai, Inc., Class A*(a) 12,580 361,172
Cerence, Inc.*(a) 6,233 122,541
Cipher Mining, Inc.* 5,951 24,578
Cleanspark, Inc.*(a) 23,206 255,962
Clear Secure, Inc., Class A 12,917 266,736
CommVault Systems, Inc.* 6,850 546,972
Consensus Cloud Solutions,
Inc.*(a) 3,057 80,124
CoreCard Corp.*(a) 1,305 18,048
CS Disco, Inc.* 3,220 24,440
Digimarc Corp.*(a) 2,330 84,160
Digital Turbine, Inc.*(a) 15,207 104,320
Domo, Inc., Class B* 5,122 52,705
E2open Parent Holdings,
Inc.*(a) 25,824 113,367
eGain Corp.* 3,411 28,414
Enfusion, Inc., Class A*(a) 5,647 54,776
EngageSmart, Inc.*(a) 7,540 172,666
Envestnet, Inc.*(a) 6,895 341,440
Everbridge, Inc.* 6,260 152,181
EverCommerce, Inc.* 3,504 38,649

NVIT Small Cap Index Fund - December 31, 2023 - Statement of Investments - 151
Common Stocks
Shares Value ($)
Software
Expensify, Inc., Class A* 8,499 20,993
Freshworks, Inc., Class A* 25,008 587,438
Instructure Holdings, Inc.*(a) 3,009 81,273
Intapp, Inc.* 4,313 163,980
InterDigital, Inc.(a) 4,068 441,541
Jamf Holding Corp.*(a) 10,867 196,258
Kaltura, Inc.* 11,922 23,248
LivePerson, Inc.* 11,083 42,005
LiveRamp Holdings, Inc.* 10,167 385,126
Marathon Digital Holdings,
Inc.*(a) 32,875 772,234
Matterport, Inc.*(a) 38,365 103,202
MeridianLink, Inc.*(a) 4,290 106,263
MicroStrategy, Inc., Class
A*(a) 1,882 1,188,709
Mitek Systems, Inc.*(a) 6,755 88,085
Model N, Inc.*(a) 5,788 155,871
N-able, Inc.* 11,045 146,346
NextNav, Inc.*(a) 9,236 41,100
Olo, Inc., Class A* 15,691 89,753
ON24, Inc.(a) 5,452 42,962
OneSpan, Inc.* 6,055 64,910
PagerDuty, Inc.*(a) 14,088 326,137
PowerSchool Holdings, Inc.,
Class A*(a) 8,704 205,066
Progress Software Corp.(a) 6,669 362,127
PROS Holdings, Inc.* 6,924 268,582
Q2 Holdings, Inc.*(a) 8,772 380,793
Qualys, Inc.* 5,733 1,125,273
Rapid7, Inc.*(a) 9,293 530,630
Red Violet, Inc.* 1,649 32,931
Rimini Street, Inc.* 6,988 22,851
Riot Platforms, Inc.*(a) 29,392 454,694
Sapiens International Corp.
NV 4,854 140,475
SEMrush Holdings, Inc., Class
A*(a) 4,740 64,748
SolarWinds Corp.* 7,865 98,234
SoundHound AI, Inc., Class
A*(a) 21,434 45,440
SoundThinking, Inc.*(a) 1,386 35,398
Sprinklr, Inc., Class A* 16,669 200,695
Sprout Social, Inc., Class A*(a) 7,414 455,516
SPS Commerce, Inc.*(a) 5,661 1,097,328
Tenable Holdings, Inc.* 17,701 815,308
Terawulf, Inc.*(a) 20,447 49,073
Varonis Systems, Inc., Class
B* 16,705 756,402
Verint Systems, Inc.* 9,644 260,677
Veritone, Inc.*(a) 3,676 6,654
Viant Technology, Inc., Class
A* 2,617 18,031
Weave Communications, Inc.* 5,444 62,443
Workiva, Inc., Class A*(a) 7,667 778,431
Xperi, Inc.* 6,445 71,024
Yext, Inc.* 17,172 101,143
Zeta Global Holdings Corp.,
Class A*(a) 21,149 186,534
Zuora, Inc., Class A* 20,905 196,507
23,048,534
Common Stocks
Shares Value ($)
Specialized REITs 0 .5%
Farmland Partners, Inc.(a) 6,942 86,636
Four Corners Property Trust,
Inc.(a) 14,357 363,232
Gladstone Land Corp. 5,048 72,944
Outfront Media, Inc. 22,912 319,852
PotlatchDeltic Corp. 12,224 600,198
Safehold, Inc.(a) 7,746 181,256
Uniti Group, Inc.(a) 36,938 213,502
1,837,620
Specialty Retail 2 .6%
1-800-Flowers.com, Inc.,
Class A* 4,156 44,802
Aaron's Co., Inc. (The) 4,783 52,039
Abercrombie & Fitch Co.,
Class A* 7,505 662,091
Academy Sports & Outdoors,
Inc.(a) 11,149 735,834
American Eagle Outfitters, Inc. 28,155 595,760
America's Car-Mart, Inc.*(a) 932 70,618
Arko Corp.(a) 12,165 100,361
Asbury Automotive Group,
Inc.*(a) 3,177 714,730
BARK, Inc.*(a) 23,596 19,007
Beyond, Inc.*(a) 6,907 191,255
Big 5 Sporting Goods Corp.(a) 3,349 21,233
Boot Barn Holdings, Inc.* 4,540 348,490
Buckle, Inc. (The) 4,696 223,154
Build-A-Bear Workshop, Inc. 2,007 46,141
Caleres, Inc.(a) 5,231 160,749
Camping World Holdings, Inc.,
Class A 6,384 167,644
CarParts.com, Inc.* 8,128 25,684
Carvana Co., Class A*(a) 14,870 787,218
Cato Corp. (The), Class A 2,624 18,735
Chico's FAS, Inc.* 18,712 141,837
Children's Place, Inc. (The)* 1,981 45,999
Designer Brands, Inc., Class
A(a) 6,795 60,136
Destination XL Group, Inc.*(a) 9,352 41,149
Duluth Holdings, Inc., Class
B*(a) 1,620 8,716
Envela Corp.*(a) 924 4,491
EVgo, Inc., Class A*(a) 15,318 54,838
Foot Locker, Inc.(a) 12,860 400,589
Genesco, Inc.* 1,780 62,674
Group 1 Automotive, Inc. 2,107 642,087
GrowGeneration Corp.* 8,995 22,577
Guess?, Inc.(a) 4,305 99,273
Haverty Furniture Cos., Inc. 2,220 78,810
Hibbett, Inc.(a) 1,876 135,110
J Jill, Inc.* 718 18,510
Lands' End, Inc.* 2,516 24,053
Lazydays Holdings, Inc.*(a) 1,284 9,052
Leslie's, Inc.*(a) 28,050 193,826
MarineMax, Inc.*(a) 3,268 127,125
Monro, Inc.(a) 4,944 145,057
National Vision Holdings,
Inc.*(a) 12,051 252,227
ODP Corp. (The)*(a) 5,021 282,682
OneWater Marine, Inc., Class
A*(a) 1,715 57,950

152 - Statement of Investments - December 31, 2023 - NVIT Small Cap Index Fund
Common Stocks
Shares Value ($)
Specialty Retail
PetMed Express, Inc. 3,451 26,090
Rent the Runway, Inc., Class
A*(a) 6,610 3,487
Revolve Group, Inc., Class
A*(a) 6,147 101,917
Sally Beauty Holdings, Inc.*(a) 16,346 217,075
Shoe Carnival, Inc. 2,706 81,748
Signet Jewelers Ltd.(a) 6,871 736,983
Sleep Number Corp.* 3,329 49,369
Sonic Automotive, Inc., Class
A(a) 2,258 126,922
Sportsman's Warehouse
Holdings, Inc.*(a) 5,835 24,857
Stitch Fix, Inc., Class A* 13,358 47,688
ThredUp, Inc., Class A* 11,067 24,901
Tile Shop Holdings, Inc.* 3,839 28,255
Tilly's, Inc., Class A* 2,773 20,908
Torrid Holdings, Inc.*(a) 1,699 9,803
Upbound Group, Inc.(a) 8,493 288,507
Urban Outfitters, Inc.* 9,792 349,476
Warby Parker, Inc., Class A* 13,292 187,417
Winmark Corp. 433 180,799
Zumiez, Inc.* 2,532 51,501
10,452,016
Technology Hardware, Storage & Peripherals 0 .7%
CompoSecure, Inc.*(a) 3,481 18,797
Corsair Gaming, Inc.* 5,657 79,764
CPI Card Group, Inc.*(a) 600 11,514
Eastman Kodak Co.* 8,630 33,657
Immersion Corp.(a) 5,003 35,321
Intevac, Inc.*(a) 3,353 14,485
IonQ, Inc.*(a) 24,771 306,913
Super Micro Computer, Inc.* 7,154 2,033,596
Turtle Beach Corp.* 2,558 28,010
Xerox Holdings Corp. 18,154 332,763
2,894,820
Textiles, Apparel & Luxury Goods 0 .5%
Allbirds, Inc., Class A*(a) 14,980 18,351
Figs, Inc., Class A*(a) 19,896 138,277
Fossil Group, Inc.*(a) 6,867 10,026
G-III Apparel Group Ltd.* 6,498 220,802
Hanesbrands, Inc.* 55,842 249,055
Kontoor Brands, Inc.(a) 8,665 540,869
Movado Group, Inc. 2,318 69,888
Oxford Industries, Inc. 2,294 229,400
Rocky Brands, Inc. 1,191 35,945
Steven Madden Ltd.(a) 11,490 482,580
Vera Bradley, Inc.* 3,799 29,252
Wolverine World Wide, Inc. 12,364 109,916
2,134,361
Tobacco 0 .2%
Ispire Technology, Inc.*(a) 2,545 30,871
Turning Point Brands, Inc. 2,547 67,037
Universal Corp. 3,769 253,729
Vector Group Ltd. 22,361 252,232
603,869
Trading Companies & Distributors 2 .0%
Alta Equipment Group, Inc. 3,295 40,759
Applied Industrial
Technologies, Inc. 5,938 1,025,433
Common Stocks
Shares Value ($)
Trading Companies & Distributors
Beacon Roofing Supply, Inc.* 8,924 776,567
BlueLinx Holdings, Inc.* 1,302 147,530
Boise Cascade Co. 6,116 791,166
Custom Truck One Source,
Inc.*(a) 8,074 49,897
Distribution Solutions Group,
Inc.* 1,374 43,363
DXP Enterprises, Inc.* 2,163 72,893
EVI Industries, Inc. 660 15,662
FTAI Aviation Ltd. 15,383 713,771
GATX Corp. 5,449 655,079
Global Industrial Co. 1,992 77,369
GMS, Inc.* 6,301 519,391
H&E Equipment Services, Inc. 5,078 265,681
Herc Holdings, Inc. 4,371 650,798
Hudson Technologies, Inc.* 6,524 88,009
Karat Packaging, Inc. 964 23,955
McGrath RentCorp 3,789 453,240
MRC Global, Inc.* 13,159 144,881
NOW, Inc.* 16,146 182,773
Rush Enterprises, Inc., Class
A(a) 9,284 466,985
Rush Enterprises, Inc., Class
B 1,506 79,788
Textainer Group Holdings Ltd. 6,220 306,024
Titan Machinery, Inc.* 3,102 89,586
Transcat, Inc.*(a) 1,257 137,428
Willis Lease Finance Corp.*(a) 363 17,743
Xometry, Inc., Class A*(a) 5,234 187,953
8,023,724
Water Utilities 0 .4%
American States Water Co. 5,715 459,600
Artesian Resources Corp.,
Class A 1,277 52,932
Cadiz, Inc.*(a) 6,055 16,954
California Water Service
Group 8,939 463,666
Consolidated Water Co. Ltd.(a) 2,411 85,831
Global Water Resources, Inc. 1,601 20,941
Middlesex Water Co. 2,693 176,715
Pure Cycle Corp.* 3,202 33,525
SJW Group 4,951 323,548
York Water Co. (The) 1,918 74,073
1,707,785
Wireless Telecommunication Services 0 .1%
Gogo, Inc.*(a) 9,976 101,057
Spok Holdings, Inc.(a) 2,907 45,001
Telephone & Data Systems,
Inc. 15,301 280,773
Tingo Group, Inc.*(a) 17,126 11,817
438,648
Total Common Stocks
(cost $287,505,963) 390,519,585
Rights 0 .0%
†
Number of
Rights
Biotechnology 0 .0%
†
Aduro Biotech, Inc. CVR*^∞(a) 2,552 0
Chinook Therapeutics, Inc.,
CVR*^∞ 8,695 0

NVIT Small Cap Index Fund - December 31, 2023 - Statement of Investments - 153
Rights
Number of
Rights
Value ($)
Biotechnology
Oncternal Therapeutics, Inc.,
CVR*^∞(a) 97 0
0
Total Rights
(cost $6,480) 0
Warrants 0 .0%
Number of
Warrants
Pharmaceuticals 0 .0%
†
Cassava Sciences, Inc.,
expiring 11/15/2024* 2,490 0
Total Warrants
(cost $0) 0
Repurchase Agreements 8 .3%
Principal
Amount ($)
Bank of America NA,
5.34%, dated 12/29/2023,
due 1/2/2024, repurchase
price $4,002,374,
collateralized by U.S.
Government Agency
Securities, ranging from
3.00% - 3.50%, maturing
5/1/2045 - 1/1/2047; total
market value $4,080,000.
(b)(c) 4,000,000 4,000,000
BofA Securities, Inc.,
5.34%, dated 12/29/2023,
due 1/2/2024, repurchase
price $5,002,967,
collateralized by U.S.
Government Agency
Securities, ranging from
1.25% - 6.74%, maturing
1/25/2025 - 11/20/2072;
total market value
$5,100,000.(b)(c) 5,000,000 5,000,000
Cantor Fitzgerald & Co.,
5.40%, dated 12/29/2023,
due 1/2/2024, repurchase
price $5,785,166,
collateralized by U.S.
Government Agency
Securities, ranging from
0.38% - 28.14%, maturing
10/15/2024 - 11/20/2073;
total market value
$5,897,331.(b)(c) 5,781,697 5,781,697
Repurchase Agreements
Principal
Amount ($) Value ($)
MetLife, Inc.,
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $7,004,146,
collateralized by U.S.
Government Treasury
Securities, 0.00%,
maturing 5/15/2046; total
market value $7,143,915.
(b)(c) 7,000,000 7,000,000
Pershing LLC,
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $11,006,515,
collateralized by U.S.
Government Agency
Securities, ranging from
0.27% - 8.00%, maturing
2/15/2024 - 10/20/2073;
total market value
$11,220,000.(b)(c) 11,000,000 11,000,000
Total Repurchase Agreements
(cost $32,781,697) 32,781,697
Total Investments
(cost $320,348,458) — 107.3% 423,342,845
Liabilities in excess of other assets — (7.3)% (28,648,708)
NET ASSETS — 100.0%
$ 394,694,137

154 - Statement of Investments - December 31, 2023 - NVIT Small Cap Index Fund
* Denotes a non-income producing security.
^ Value determined using significant unobservable inputs.
∞ Fair valued security.
† Amount rounds to less than 0.1%.
(a) The security or a portion of this security is on loan as of December 31, 2023. The total value of securities on
loan as of December 31, 2023 was $116,351,848, which
was collateralized by cash used to purchase repurchase
agreements with a total value of $32,781,697 and by
$89,240,865 of collateral in the form of U.S. Government
Treasury Securities, interest rates ranging from 0.00%
– 7.63%, and maturity dates ranging from 1/15/2024 –
11/15/2053, a total value of $122,022,562.
(b) Security was purchased with cash collateral held from
securities on loan. The total value of securities purchased
with cash collateral as of December 31, 2023 was
$32,781,697.
(c) Please refer to Note 2 for additional information on the joint repurchase agreement.
CVR Contingent Value Rights
Reg. S Regulation S - Security was purchased pursuant
to Regulation S under the Securities Act of
1933, which exempts from registration securities
offered and sold outside of the United States.
Such security cannot be sold in the United States
without either an effective registration statement
filed pursuant to the Securities Act of 1933 or
pursuant to an exemption from registration.
Currently there is no restriction on trading this
security.
REIT Real Estate Investment Trust
Futures contracts outstanding as of December 31, 2023:
Description
Number of
Contracts
Expiration
Date
Trading
Currency
Notional
Amount ($)
Value and
Unrealized
Appreciation
(Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index 44 3/2024 USD 4,504,940 148,286
Net contracts 148,286
As of December 31, 2023, the Fund had $338,400 segregated as collateral with the broker for open futures contracts. Deposits with broker for futures contracts or Due to broker, as applicable, on the Statement of Assets and Liabilities includes this balance netted with other cash activity within the broker.
Currency:
USD United States Dollar
The accompanying notes are an integral part of these financial statements.

156 - Statements of Assets and Liabilities - December 31, 2023 - Index Funds
The accompanying notes are an integral part of these financial statements.
NVIT Bond Index
Fund
Assets:
Investment securities of affiliated issuers, at value $ 39,234
Investment securities of unaffiliated issuers, at value
*
2,169,638,285
Repurchase agreements, at value 104,570,768
Cash 112,052,743
Deposits with broker for futures contracts —
Foreign currencies, at value —
Interest and dividends receivable 14,870,472
Security lending income receivable 28,157
Receivable for investments sold 768,072
Receivable for capital shares issued 78,586
Reclaims receivable —
Prepaid expenses 1,870
Total Assets 2,402,048,187
Liabilities:
Payable for investments purchased 92,024,862
Payable for capital shares redeemed 124,172
Payable for variation margin on futures contracts —
Cash collateral pledged at broker for TBAs 840,000
Payable upon return of securities loaned (Note 2) 104,570,768
Accrued expenses and other payables:
Investment advisory fees 336,401
Fund administration fees 73,481
Distribution fees —
Administrative servicing fees 38,245
Accounting and transfer agent fees 30,688
Trustee fees 93
Custodian fees 16,229
Compliance program costs (Note 3) 2,398
Professional fees 14,607
Printing fees 9,358
Recoupment fees (Note 3) —
Other 17,217
Total Liabilities 198,098,519
Net Assets $ 2,203,949,668
* Includes value of securities on loan (Note 2) 271,683,422
Cost of investment securities of affiliated issuers 25,817
Cost of investment securities of unaffiliated issuers 2,345,515,495
Cost of repurchase agreements 104,570,768
Cost of foreign currencies —
Represented by:
Capital $ 2,434,808,035
Total distributable earnings (loss) (230,858,367)
Net Assets $ 2,203,949,668

Index Funds - December 31, 2023 - Statements of Assets and Liabilities - 157
NVIT International
Index Fund
NVIT Mid Cap Index
Fund
NVIT S&P 500 Index
Fund
NVIT Small Cap
Index Fund
$ — $ — $ — $ —
1,401,877,424 1,134,511,303 3,236,667,171 390,561,148
16,077,847 116,222,343 37,264,345 32,781,697
1,638,988 9,447,228 30,540,180 4,019,262
590,149 606,693 1,596,102 323,553
5,677,608 — — —
1,085,545 1,519,777 3,132,296 434,259
9,820 27,262 14,759 52,939
— 989,537 — 171,788
106,339 545,895 2,320,184 42,060
9,464,416 — — —
961 922 1,863 421
1,436,529,097 1,263,870,960 3,311,536,900 428,387,127
— 1,457,104 — 224,429
1,016,135 358,141 1,563,906 285,545
6,299 113,765 88,066 87,787
— — — —
16,077,847 116,222,343 37,264,345 32,781,697
288,161 194,297 309,757 61,273
51,928 43,962 101,007 23,057
50,343 9,619 439,145 57,098
46,139 104,167 169,582 13,600
2,145 1,776 11,656 2,733
60 114 182 21
43,934 12,505 59,438 5,843
1,497 1,175 3,447 390
26,022 9,511 10,144 10,332
13,201 26,666 21,620 21,399
— — — 14,895
72,774 9,375 78,428 102,891
17,696,485 118,564,520 40,120,723 33,692,990
$ 1,418,832,612 $ 1,145,306,440 $ 3,271,416,177 $ 394,694,137
32,510,755 252,866,058 130,119,661 116,351,848
— — — —
857,680,678 743,897,723 990,526,725 287,566,761
16,077,847 116,222,343 37,264,345 32,781,697
5,580,092 — — —
$ 1,089,869,922 $ 704,026,317 $ 1,054,018,595 $ 297,628,411
328,962,690 441,280,123 2,217,397,582 97,065,726
$ 1,418,832,612 $ 1,145,306,440 $ 3,271,416,177 $ 394,694,137

158 - Statements of Assets and Liabilities - December 31, 2023 - Index Funds
The accompanying notes are an integral part of these financial statements.
NVIT Bond Index
Fund
Net Assets:
Class I Shares $ 327,540,252
Class II Shares —
Class IV Shares —
Class VIII Shares —
Class Y Shares 1,876,409,416
Total $ 2,203,949,668
Shares Outstanding (unlimited number of shares authorized):
Class I Shares 35,660,743
Class II Shares —
Class IV Shares —
Class VIII Shares —
Class Y Shares 203,941,565
Total 239,602,308
Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares $ 9 .18
Class II Shares $ —
Class IV Shares $ —
Class VIII Shares $ —
Class Y Shares $ 9 .20

Index Funds - December 31, 2023 - Statements of Assets and Liabilities - 159
NVIT International
Index Fund
NVIT Mid Cap Index
Fund
NVIT S&P 500 Index
Fund
NVIT Small Cap
Index Fund
$ 188,176,913 $ 851,356,168 $ 635,171,807 $ —
25,107,370 46,660,577 2,105,724,807 278,759,935
— — 232,707,587 —
155,390,037 — — —
1,050,158,292 247,289,695 297,811,976 115,934,202
$ 1,418,832,612 $ 1,145,306,440 $ 3,271,416,177 $ 394,694,137
17,806,725 45,200,691 69,161,981 —
2,379,718 2,532,175 235,334,137 35,254,392
— — 25,137,909 —
14,830,348 — — —
99,142,125 13,085,294 32,183,827 14,375,561
134,158,916 60,818,160 361,817,854 49,629,953
$ 10 .57 $ 18 .84 $ 9 .18 $ —
$ 10 .55 $ 18 .43 $ 8 .95 $ 7 .91
$ — $ — $ 9 .26 $ —
$ 10 .48 $ — $ — $ —
$ 10 .59 $ 18 .90 $ 9 .25 $ 8 .06

160 - Statements of Operations - For the Year Ended December 31, 2023 - Index Funds
The accompanying notes are an integral part of these financial statements.
NVIT Bond Index
Fund
INVESTMENT INCOME:
Interest income from unaffiliated issuers $ 67,497,708
Income from securities lending (Note 2) 286,404
Interest income from affiliated issuers 2,700
Foreign tax withholding (1,245)
Dividend income from unaffiliated issuers —
European Union tax reclaims (Note 2) —
Total Income 67,785,567
EXPENSES:
Investment advisory fees 3,832,013
Fund administration fees 576,016
Distribution fees Class II Shares —
Distribution fees Class VIII Shares —
Administrative servicing fees Class I Shares 606,479
Administrative servicing fees Class II Shares —
Administrative servicing fees Class IV Shares —
Administrative servicing fees Class VIII Shares —
Professional fees 119,831
Printing fees 26,414
Trustee fees 75,668
Custodian fees 59,486
Accounting and transfer agent fees 200,075
Compliance program costs (Note 3) 9,053
European Union tax reclaims filing fees (Note 2) —
Index licensing fee —
Recoupment fees (Note 3) —
Other 38,536
Total expenses before fees waived 5,543,571
Distribution fees waived - Class VIII (Note 3) —
Administrative servicing fees waived - Class I (Note 3) —
Administrative servicing fees waived - Class II (Note 3) —
Net Expenses 5,543,571
NET INVESTMENT INCOME 62,241,996
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (25,959,521)
Expiration or closing of futures contracts (Note 2) —
Foreign currency transactions (Note 2) —
TBA Sale Commitments (Note 2) (551)
Net realized gains (losses) (25,960,072)
Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers 757
Investment securities of unaffiliated issuers 68,233,137
Futures contracts (Note 2) —
Translation of assets and liabilities denominated in foreign currencies (Note 2) —
Net change in unrealized appreciation/depreciation 68,233,894
Net realized/unrealized gains (losses) 42,273,822
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS $ 104,515,818

Index Funds - For the Year Ended December 31, 2023 - Statements of Operations - 161
NVIT International
Index Fund
NVIT Mid Cap Index
Fund
NVIT S&P 500 Index
Fund
NVIT Small Cap
Index Fund
$ 74,010 $ 354,427 $ 1,080,448 $ 182,220
233,374 475,573 176,883 604,221
— — — —
(3,482,538) (464) (12,670) (7,950)
45,476,989 17,759,042 47,042,734 5,470,630
934,499 — — —
43,236,334 18,588,578 48,287,395 6,249,121
3,397,561 2,205,377 3,335,687 682,836
389,755 307,651 762,371 133,244
64,006 109,731 4,725,194 637,695
583,480 — — —
264,165 1,196,968 844,619 —
33,283 43,892 2,835,130 382,619
— — 215,211 —
218,806 — — —
118,838 65,853 123,838 47,145
25,320 36,519 78,478 10,919
49,400 38,387 104,067 12,812
120,016 21,390 28,429 11,711
17,145 8,184 25,705 2,661
5,985 4,609 12,490 1,531
142,228 — — —
129,459 — 215,792 35,958
— — — 14,895
18,154 20,249 80,705 36,117
5,577,601 4,058,810 13,387,716 2,010,143
(72,937) — — —
— — (394,153) —
— — (1,323,051) (178,554)
5,504,664 4,058,810 11,670,512 1,831,589
37,731,670 14,529,768 36,616,883 4,417,532
10,549,903 58,709,554 (2,785,742) 1,603,620
1,084,031 (132,508) 2,548,188 275,573
(240,554) — — —
— — — —
11,393,380 58,577,046 (237,554) 1,879,193
— — — —
176,276,979 91,136,060 625,820,038 49,942,274
75,552 305,530 1,096,599 235,442
728,607 — — —
177,081,138 91,441,590 626,916,637 50,177,716
188,474,518 150,018,636 626,679,083 52,056,909
$ 226,206,188 $ 164,548,404 $ 663,295,966 $ 56,474,441

The accompanying notes are an integral part of these financial statements.
162 - Statements of Changes in Net Assets - December 31, 2023 - Index Funds
NVIT Bond Index Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
OPERATIONS:
Net investment income $ 62,241,996 $ 47,500,112
Net realized gains (losses) (25,960,072) (30,609,756)
Net change in unrealized appreciation/depreciation 68,233,894 (327,114,488)
Change in net assets resulting from operations 104,515,818 (310,224,132)
Distributions to Shareholders From:
Distributable earnings:
Class I (8,821,581) (12,329,977)
Class II — —
Class VIII — —
Class Y (52,809,430) (52,444,034)
Change in net assets from shareholder distributions (61,631,011) (64,774,011)
Change in net assets from capital transactions 225,719,062 21,880,010
Change in net assets 268,603,869 (353,118,133)
Net Assets:
Beginning of year 1,935,345,799 2,288,463,932
End of year $ 2,203,949,668 $ 1,935,345,799
CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued $ 63,569,806 $ 145,189,587
Dividends reinvested 8,821,581 12,329,977
Cost of shares redeemed (136,271,258) (42,459,295)
Total Class I Shares (63,879,871) 115,060,269
Class II Shares
Proceeds from shares issued — —
Dividends reinvested — —
Cost of shares redeemed — —
Total Class II Shares — —
Class VIII Shares
Proceeds from shares issued — —
Dividends reinvested — —
Cost of shares redeemed — —
Total Class VIII Shares — —
Class Y Shares
Proceeds from shares issued 400,277,711 71,923,366
Dividends reinvested 52,809,430 52,444,034
Cost of shares redeemed (163,488,208) (217,547,659)
Total Class Y Shares 289,598,933 (93,180,259)
Change in net assets from capital transactions $ 225,719,062 $ 21,880,010

Index Funds - December 31, 2023 - Statements of Changes in Net Assets - 163
NVIT International Index Fund NVIT Mid Cap Index Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
Year Ended
December 31, 2023
Year Ended
December 31, 2022
$ 37,731,670 $ 48,442,570 $ 14,529,768 $ 14,144,664
11,393,380 (47,077,212) 58,577,046 53,919,908
177,081,138 (327,958,530) 91,441,590 (240,104,088)
226,206,188 (326,593,172) 164,548,404 (172,039,516)
(4,572,408) (6,108,857) (51,694,222) (218,114,827)
(540,522) (886,234) (2,846,100) (12,374,076)
(3,277,217) (5,067,052) — —
(26,539,812) (46,486,523) (15,037,280) (71,704,677)
(34,929,959) (58,548,666) (69,577,602) (302,193,580)
(131,933,342) (336,178,542) (16,431,879) 230,650,638
59,342,887 (721,320,380) 78,538,923 (243,582,458)
1,359,489,725 2,080,810,105 1,066,767,517 1,310,349,975
$ 1,418,832,612 $ 1,359,489,725 $ 1,145,306,440 $ 1,066,767,517
$ 37,815,406 $ 43,288,099 $ 68,191,382 $ 86,747,672
4,572,408 6,108,857 51,694,222 218,114,827
(39,671,481) (31,675,592) (119,458,304) (103,576,584)
2,716,333 17,721,364 427,300 201,285,915
8,733,576 5,483,143 2,855,125 1,797,887
540,522 886,234 2,846,100 12,374,076
(11,953,572) (1,911,553) (5,531,346) (5,335,343)
(2,679,474) 4,457,824 169,879 8,836,620
11,994,366 15,174,517 — —
3,277,217 5,067,052 — —
(20,022,824) (7,542,162) — —
(4,751,241) 12,699,407 — —
74,584,121 81,555,270 27,528,129 12,016,789
26,539,812 46,486,523 15,037,280 71,704,677
(228,342,893) (499,098,930) (59,594,467) (63,193,363)
(127,218,960) (371,057,137) (17,029,058) 20,528,103
$ (131,933,342) $ (336,178,542) $ (16,431,879) $ 230,650,638

The accompanying notes are an integral part of these financial statements.
164 - Statements of Changes in Net Assets - December 31, 2023 - Index Funds
NVIT Bond Index Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
SHARE TRANSACTIONS:
Class I Shares
Issued 6,915,820 14,513,628
Reinvested 985,141 1,343,990
Redeemed (14,948,877) (4,413,055)
Total Class I Shares (7,047,916) 11,444,563
Class II Shares
Issued — —
Reinvested — —
Redeemed — —
Total Class II Shares — —
Class VIII Shares
Issued — —
Reinvested — —
Redeemed — —
Total Class VIII Shares — —
Class Y Shares
Issued 43,446,411 7,332,093
Reinvested 5,890,884 5,707,649
Redeemed (18,045,001) (22,818,670)
Total Class Y Shares 31,292,294 (9,778,928)
Total change in shares 24,244,378 1,665,635

Index Funds - December 31, 2023 - Statements of Changes in Net Assets - 165
NVIT International Index Fund NVIT Mid Cap Index Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
Year Ended
December 31, 2023
Year Ended
December 31, 2022
3,755,460 4,529,860 3,799,320 4,087,012
450,564 666,269 2,931,619 12,482,509
(3,939,701) (3,280,404) (6,611,698) (4,690,925)
266,323 1,915,725 119,241 11,878,596
866,173 558,034 157,493 78,475
53,319 97,030 165,202 723,970
(1,199,929) (205,334) (313,923) (245,674)
(280,437) 449,730 8,772 556,771
1,208,440 1,639,330 — —
325,537 558,651 — —
(2,056,252) (791,464) — —
(522,275) 1,406,517 — —
7,429,618 8,429,327 1,541,602 548,135
2,610,009 5,070,773 849,177 4,087,126
(22,695,182) (55,487,719) (3,194,991) (2,945,398)
(12,655,555) (41,987,619) (804,212) 1,689,863
(13,191,944) (38,215,647) (676,199) 14,125,230

The accompanying notes are an integral part of these financial statements.
166 - Statements of Changes in Net Assets - December 31, 2023 - Index Funds
NVIT S&P 500 Index Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
OPERATIONS:
Net investment income $ 36,616,883 $ 31,416,359
Net realized gains (losses) (237,554) 2,183,032
Net change in unrealized appreciation/depreciation 626,916,637 (597,427,281)
Change in net assets resulting from operations 663,295,966 (563,827,890)
Distributions to Shareholders From:
Distributable earnings:
Class I (8,382,223) (348,443,088)
Class II (24,167,230) (1,175,041,035)
Class IV (3,047,940) (141,215,077)
Class Y (4,020,917) (124,515,303)
Change in net assets from shareholder distributions (39,618,310) (1,789,214,503)
Change in net assets from capital transactions 83,223,799 1,882,245,378
Change in net assets 706,901,455 (470,797,015)
Net Assets:
Beginning of year 2,564,514,722 3,035,311,737
End of year $ 3,271,416,177 $ 2,564,514,722
CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued $ 70,688,224 $ 99,995,273
Dividends reinvested 8,382,223 348,443,088
Cost of shares redeemed (61,180,818) (87,761,453)
Total Class I Shares 17,889,629 360,676,908
Class II Shares
Proceeds from shares issued 111,286,347 176,224,592
Dividends reinvested 24,167,230 1,175,041,035
Cost of shares redeemed (130,989,570) (87,996,898)
Total Class II Shares 4,464,007 1,263,268,729
Class IV Shares
Proceeds from shares issued 3,229,038 3,930,105
Dividends reinvested 3,047,940 141,215,077
Cost of shares redeemed (18,506,567) (19,224,401)
Total Class IV Shares (12,229,589) 125,920,781
Class Y Shares
Proceeds from shares issued 167,648,372 145,689,127
Dividends reinvested 4,020,917 124,515,303
Cost of shares redeemed (98,569,537) (137,825,470)
Total Class Y Shares 73,099,752 132,378,960
Change in net assets from capital transactions $ 83,223,799 $ 1,882,245,378

Index Funds - December 31, 2023 - Statements of Changes in Net Assets - 167
NVIT Small Cap Index Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
$ 4,417,532 $ 3,861,716
1,879,193 2,524,091
50,177,716 (92,746,735)
56,474,441 (86,360,928)
— —
(4,518,795) (34,346,422)
— —
(2,149,272) (15,213,383)
(6,668,067) (49,559,805)
(8,667,848) 86,069,601
41,138,526 (49,851,132)
353,555,611 403,406,743
$ 394,694,137 $ 353,555,611
$ — $ —
— —
— —
— —
26,422,826 49,944,228
4,518,795 34,346,422
(37,395,288) (22,739,840)
(6,453,667) 61,550,810
— —
— —
— —
— —
24,265,052 31,448,269
2,149,272 15,213,383
(28,628,505) (22,142,861)
(2,214,181) 24,518,791
$ (8,667,848) $ 86,069,601

The accompanying notes are an integral part of these financial statements.
168 - Statements of Changes in Net Assets - December 31, 2023 - Index Funds
NVIT S&P 500 Index Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
SHARE TRANSACTIONS:
Class I Shares
Issued 8,418,666 6,086,322
Reinvested 946,304 45,662,003
Redeemed (7,327,408) (5,881,090)
Total Class I Shares 2,037,562 45,867,235
Class II Shares
Issued 13,655,062 10,946,962
Reinvested 2,800,372 158,131,774
Redeemed (16,239,465) (5,040,208)
Total Class II Shares 215,969 164,038,528
Class IV Shares
Issued 380,885 235,222
Reinvested 341,097 18,361,357
Redeemed (2,205,622) (1,279,016)
Total Class IV Shares (1,483,640) 17,317,563
Class Y Shares
Issued 20,080,348 8,717,328
Reinvested 450,080 16,190,101
Redeemed (11,995,806) (8,721,444)
Total Class Y Shares 8,534,622 16,185,985
Total change in shares 9,304,513 243,409,311

Index Funds - December 31, 2023 - Statements of Changes in Net Assets - 169
NVIT Small Cap Index Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
— —
— —
— —
— —
3,691,561 6,221,305
617,818 4,760,505
(5,171,110) (2,757,203)
(861,731) 8,224,607
— —
— —
— —
— —
3,259,324 3,638,897
287,647 2,066,531
(3,881,366) (2,749,038)
(334,395) 2,956,390
(1,196,126) 11,180,997

170 - Financial Highlights - December 31, 2023 - Index Funds
The accompanying notes are an integral part of these financial statements.
NVIT Bond Index Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)
Portfolio
Turnover(b)(e)
Class I Shares
12/31/2023 $ 8.97 $ 0.26 $ 0.20 $ 0.46 $ (0.25) $ — $ (0.25) $ 9.18 5.19% $ 327,540 0.39% 2.85% 0.39% 74.37%
12/31/2022 10.69 0.21 (1.64) (1.43) (0.22) (0.07) (0.29) 8.97 (13.39)% 383,195 0.39% 2.16% 0.39% 92.31%
12/31/2021 11.18 0.19 (0.42) (0.23) (0.22) (0.04) (0.26) 10.69 (2.08)% 334,255 0.38% 1.71% 0.38% 99.47%
12/31/2020 10.66 0.22 0.55 0.77 (0.25) — (0.25) 11.18 7.20% 476,003 0.38% 1.98% 0.38% 114.32%
12/31/2019 10.09 0.26 0.59 0.85 (0.28) — (0.28) 10.66 8.40% 388,762 0.38% 2.46% 0.38% 82.79%
Class Y Shares
12/31/2023 8.99 0.27 0.21 0.48 (0.27) — (0.27) 9.20 5.38% 1,876,409 0.24% 3.02% 0.24% 74.37%
12/31/2022 10.71 0.22 (1.63) (1.41) (0.24) (0.07) (0.31) 8.99 (13.23)% 1,552,151 0.24% 2.29% 0.24% 92.31%
12/31/2021 11.20 0.20 (0.42) (0.22) (0.23) (0.04) (0.27) 10.71 (1.93)% 1,954,209 0.23% 1.86% 0.23% 99.47%
12/31/2020 10.68 0.24 0.54 0.78 (0.26) — (0.26) 11.20 7.33% 2,046,055 0.23% 2.14% 0.23% 114.32%
12/31/2019 10.10 0.28 0.59 0.87 (0.29) — (0.29) 10.68 8.62% 1,986,398 0.23% 2.62% 0.23% 82.79%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Index Funds - December 31, 2023 - Financial Highlights - 171
The accompanying notes are an integral part of these financial statements.
NVIT International Index Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)(e)
Portfolio
Turnover(b)(f)
Class I Shares
12/31/2023 $ 9.22 $ 0.26 $ 1.35 $ 1.61 $ (0.26) $ — $ (0.26) $ 10.57 17.58% $ 188,177 0.47% 2.62% 0.47% 5.46%
12/31/2022 11.20 0.27 (1.88) (1.61) (0.37) — (0.37) 9.22 (14.29)% 161,701 0.46% 2.80% 0.46% 7.05%
12/31/2021 10.41 0.27 0.85 1.12 (0.33) — (0.33) 11.20 10.84% 175,008 0.44% 2.45% 0.44% 3.87%
12/31/2020 10.21 0.19 0.53 0.72 (0.24) (0.28) (0.52) 10.41 7.53% 154,058 0.45% 2.02% 0.45% 8.39%
12/31/2019 8.69 0.28 1.60 1.88 (0.34) (0.02) (0.36) 10.21 21.77% 155,627 0.44% 2.85% 0.44% 5.50%
Class II Shares
12/31/2023 9.20 0.24 1.34 1.58 (0.23) — (0.23) 10.55 17.31% 25,107 0.70% 2.42% 0.70% 5.46%
12/31/2022 11.18 0.25 (1.88) (1.63) (0.35) — (0.35) 9.20 (14.51)% 24,478 0.70% 2.59% 0.70% 7.05%
12/31/2021 10.40 0.25 0.84 1.09 (0.31) — (0.31) 11.18 10.53% 24,720 0.66% 2.20% 0.66% 3.87%
12/31/2020 10.20 0.17 0.53 0.70 (0.22) (0.28) (0.50) 10.40 7.34% 21,270 0.68% 1.81% 0.68% 8.39%
12/31/2019 8.69 0.26 1.59 1.85 (0.32) (0.02) (0.34) 10.20 21.42% 19,065 0.64% 2.68% 0.64% 5.50%
Class VIII Shares
12/31/2023 9.14 0.23 1.33 1.56 (0.22) — (0.22) 10.48 17.22% 155,390 0.82% 2.26% 0.87% 5.46%
12/31/2022 11.11 0.23 (1.86) (1.63) (0.34) — (0.34) 9.14 (14.60)% 140,371 0.81% 2.44% 0.86% 7.05%
12/31/2021 10.34 0.23 0.84 1.07 (0.30) — (0.30) 11.11 10.35% 155,008 0.81% 2.06% 0.84% 3.87%
12/31/2020 10.15 0.15 0.52 0.67 (0.20) (0.28) (0.48) 10.34 7.13% 119,566 0.85% 1.61% 0.85% 8.39%
12/31/2019 8.65 0.24 1.58 1.82 (0.30) (0.02) (0.32) 10.15 21.20% 107,675 0.84% 2.46% 0.84% 5.50%
Class Y Shares
12/31/2023 9.24 0.28 1.34 1.62 (0.27) — (0.27) 10.59 17.71% 1,050,158 0.32% 2.81% 0.32% 5.46%
12/31/2022 11.22 0.29 (1.88) (1.59) (0.39) — (0.39) 9.24 (14.14)% 1,032,939 0.31% 3.01% 0.31% 7.05%
12/31/2021 10.43 0.29 0.85 1.14 (0.35) — (0.35) 11.22 10.98% 1,726,074 0.29% 2.60% 0.29% 3.87%
12/31/2020 10.23 0.20 0.53 0.73 (0.25) (0.28) (0.53) 10.43 7.66% 1,690,984 0.30% 2.19% 0.30% 8.39%
12/31/2019 8.71 0.30 1.59 1.89 (0.35) (0.02) (0.37) 10.23 21.89% 1,802,279 0.29% 3.07% 0.29% 5.50%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

172 - Financial Highlights - December 31, 2023 - Index Funds
The accompanying notes are an integral part of these financial statements.
NVIT Mid Cap Index Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)
Portfolio
Turnover(b)(e)
Class I Shares
12/31/2023 $ 17.35 $ 0.24 $ 2.45 $ 2.69 $ (0.22) $ (0.98) $ (1.20) $ 18.84 16.06% $ 851,356 0.40% 1.33% 0.40% 19.66%
12/31/2022 27.67 0.27 (4.01) (3.74) (0.22) (6.36) (6.58) 17.35 (13.40)% 782,153 0.41% 1.24% 0.41% 15.01%
12/31/2021 22.93 0.23 5.30 5.53 (0.32) (0.47) (0.79) 27.67 24.26% 918,561 0.40% 0.85% 0.40% 21.16%
12/31/2020 21.58 0.23 2.37 2.60 (0.23) (1.02) (1.25) 22.93 13.11% 711,465 0.41% 1.17% 0.41% 18.06%
12/31/2019 20.73 0.28 4.70 4.98 (0.28) (3.85) (4.13) 21.58 25.65% 645,394 0.40% 1.26% 0.40% 15.94%
Class II Shares
12/31/2023 17.00 0.20 2.40 2.60 (0.19) (0.98) (1.17) 18.43 15.82% 46,661 0.60% 1.13% 0.60% 19.66%
12/31/2022 27.27 0.22 (3.95) (3.73) (0.18) (6.36) (6.54) 17.00 (13.55)% 42,899 0.61% 1.03% 0.61% 15.01%
12/31/2021 22.64 0.18 5.22 5.40 (0.30) (0.47) (0.77) 27.27 24.00% 53,636 0.60% 0.68% 0.60% 21.16%
12/31/2020 21.34 0.19 2.32 2.51 (0.19) (1.02) (1.21) 22.64 12.84% 24,516 0.61% 0.97% 0.61% 18.06%
12/31/2019 20.54 0.23 4.66 4.89 (0.24) (3.85) (4.09) 21.34 25.41% 26,088 0.62% 1.04% 0.62% 15.94%
Class Y Shares
12/31/2023 17.40 0.27 2.46 2.73 (0.25) (0.98) (1.23) 18.90 16.23% 247,290 0.25% 1.47% 0.25% 19.66%
12/31/2022 27.72 0.31 (4.02) (3.71) (0.25) (6.36) (6.61) 17.40 (13.27)% 241,715 0.26% 1.37% 0.26% 15.01%
12/31/2021 22.97 0.26 5.32 5.58 (0.36) (0.47) (0.83) 27.72 24.43% 338,153 0.25% 0.97% 0.25% 21.16%
12/31/2020 21.61 0.26 2.38 2.64 (0.26) (1.02) (1.28) 22.97 13.28% 749,330 0.26% 1.32% 0.26% 18.06%
12/31/2019 20.74 0.32 4.71 5.03 (0.31) (3.85) (4.16) 21.61 25.89% 713,721 0.25% 1.40% 0.25% 15.94%
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Index Funds - December 31, 2023 - Financial Highlights - 173
The accompanying notes are an integral part of these financial statements.
NVIT S&P 500 Index Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)(e)
Portfolio
Turnover(b)(f)
Class I Shares
12/31/2023 $ 7.39 $ 0.12 $ 1.79 $ 1.91 $ (0.11) $ (0.01) $ (0.12) $ 9.18 25.96% $ 635,172 0.24% 1.42% 0.31% 2.73%
12/31/2022 27.94 0.20 (5.01) (4.81) (0.10) (15.64) (15.74) 7.39 (18.31)% 496,105 0.26% 1.34% 0.33% 2.01%
12/31/2021 22.36 0.29 6.03 6.32 (0.55) (0.19) (0.74) 27.94 28.37% 593,935 0.24% 1.13% 0.31% 10.30%
12/31/2020 19.63 0.36 3.16 3.52 (0.38) (0.41) (0.79) 22.36 18.19% 413,064 0.25% 1.83% 0.32% 3.97%
12/31/2019 15.93 0.35 4.52 4.87 (0.38) (0.79) (1.17) 19.63 31.16% 339,938 0.24% 1.91% 0.31% 5.53%
Class II Shares
12/31/2023 7.20 0.09 1.76 1.85 (0.09) (0.01) (0.10) 8.95 25.80% 2,105,725 0.49% 1.17% 0.56% 2.73%
12/31/2022 27.74 0.16 (4.98) (4.82) (0.08) (15.64) (15.72) 7.20 (18.56)% 1,694,017 0.51% 1.09% 0.58% 2.01%
12/31/2021 22.21 0.22 6.00 6.22 (0.50) (0.19) (0.69) 27.74 28.09% 1,971,833 0.49% 0.88% 0.56% 10.30%
12/31/2020 19.52 0.31 3.12 3.43 (0.33) (0.41) (0.74) 22.21 17.85% 1,187,286 0.50% 1.58% 0.57% 3.97%
12/31/2019 15.85 0.30 4.50 4.80 (0.34) (0.79) (1.13) 19.52 30.84% 891,043 0.49% 1.65% 0.56% 5.53%
Class IV Shares
12/31/2023 7.45 0.12 1.81 1.93 (0.11) (0.01) (0.12) 9.26 25.99% 232,708 0.26% 1.40% 0.26% 2.73%
12/31/2022 28.01 0.20 (5.02) (4.82) (0.10) (15.64) (15.74) 7.45 (18.32)% 198,301 0.28% 1.31% 0.28% 2.01%
12/31/2021 22.41 0.28 6.06 6.34 (0.55) (0.19) (0.74) 28.01 28.36% 260,586 0.26% 1.11% 0.26% 10.30%
12/31/2020 19.68 0.35 3.16 3.51 (0.37) (0.41) (0.78) 22.41 18.12% 216,830 0.27% 1.81% 0.27% 3.97%
12/31/2019 15.96 0.35 4.54 4.89 (0.38) (0.79) (1.17) 19.68 31.19% 200,444 0.27% 1.88% 0.27% 5.53%
Class Y Shares
12/31/2023 7.45 0.13 1.80 1.93 (0.12) (0.01) (0.13) 9.25 25.97% 297,812 0.16% 1.51% 0.16% 2.73%
12/31/2022 28.00 0.21 (5.01) (4.80) (0.11) (15.64) (15.75) 7.45 (18.20)% 176,092 0.18% 1.42% 0.18% 2.01%
12/31/2021 22.40 0.30 6.06 6.36 (0.57) (0.19) (0.76) 28.00 28.50% 208,957 0.15% 1.21% 0.15% 10.30%
12/31/2020 19.67 0.37 3.16 3.53 (0.39) (0.41) (0.80) 22.40 18.24% 2,736,349 0.17% 1.91% 0.17% 3.97%
12/31/2019 15.95 0.36 4.55 4.91 (0.40) (0.79) (1.19) 19.67 31.33% 2,747,114 0.17% 1.96% 0.17% 5.53%
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

174 - Financial Highlights - December 31, 2023 - Index Funds
The accompanying notes are an integral part of these financial statements.
NVIT Small Cap Index Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
(e)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)(e)(f)
Portfolio
Turnover(b)(g)
Class II Shares
12/31/2023 $ 6.92 $ 0.08 $ 1.04 $ 1.12 $ (0.08) $ (0.05) $ (0.13) $ 7.91 16.35% $ 278,760 0.61% 1.13% 0.68% 19.05%
12/31/2022 10.13 0.08 (2.14) (2.06) (0.06) (1.09) (1.15) 6.92 (20.72)% 249,830 0.61% 0.97% 0.68% 17.25%
12/31/2021 9.12 0.06 1.23 1.29 (0.08) (0.20) (0.28) 10.13 14.20% 282,443 0.61% 0.57% 0.68% 32.44%
12/31/2020 8.07 0.05 1.41 1.46 (0.07) (0.34) (0.41) 9.12 19.32% 206,835 0.61% 0.75% 0.68% 23.07%
12/31/2019 10.53 0.10 2.01 2.11 (0.08) (4.49) (4.57) 8.07 24.96% 163,601 0.61% 1.01% 0.68% 15.35%
Class Y Shares
12/31/2023 7.05 0.11 1.06 1.17 (0.11) (0.05) (0.16) 8.06 16.69% 115,934 0.28% 1.46% 0.28% 19.05%
12/31/2022 10.29 0.11 (2.18) (2.07) (0.08) (1.09) (1.17) 7.05 (20.46)% 103,725 0.28% 1.30% 0.28% 17.25%
12/31/2021 9.26 0.08 1.26 1.34 (0.11) (0.20) (0.31) 10.29 14.54% 120,964 0.27% 0.76% 0.27% 32.44%
12/31/2020 8.18 0.08 1.43 1.51 (0.09) (0.34) (0.43) 9.26 19.71% 248,021 0.28% 1.08% 0.28% 23.07%
12/31/2019 10.60 0.14 2.03 2.17 (0.10) (4.49) (4.59) 8.18 25.40% 203,821 0.28% 1.34% 0.28% 15.35%
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios include expenses reimbursed to the Advisor.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Index Funds - December 31, 2023 - Notes to Financial Statements - 175
1. Organization
Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended
(the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of
Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2023, the Trust operates sixty-nine (69) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the five (5) series listed below (each, a “Fund”; collectively, the “Funds”).
Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide
Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide
Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.
NVIT Bond Index Fund ("Bond Index")
NVIT International Index Fund ("International Index")
NVIT Mid Cap Index Fund ("Mid Cap Index")
NVIT S&P 500 Index Fund ("S&P 500 Index")
NVIT Small Cap Index Fund ("Small Cap Index")
Shares of the Funds are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other affiliated insurance companies. Bond Index and Small Cap Index are also owned by other series of the Trust that operate as a fund-of-
funds, such as the NVIT Investor Destinations Funds. International Index and Mid Cap Index are also owned by other unaffiliated insurance companies and other series of the Trust that operate as a fund-of-funds, such as the NVIT Investor Destinations Funds.
The Funds, as applicable, currently offer Class I, Class II, Class IV, Class VIII and Class Y shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.
Each Fund is a diversified fund, as defined in the 1940 Act.
2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial
Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946.
The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.
(a) Security Valuation
U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.
The three levels of the hierarchy are summarized as follows.
Level 1 — Quoted prices in active markets for identical assets
Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

176 - Notes to Financial Statements - December 31, 2023 - Index Funds
Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)
Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.
An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.
Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time”.
Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds ("ETFs") are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S.
federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-
end management investment companies, shares of ETFs and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.
Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as
Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.
Municipal securities are valued as determined by an independent pricing service. The independent pricing service utilizes internal models and uses observable inputs such as: (i) yields or prices of municipal securities of comparable quality, coupon, maturity and type; (ii) indications as to values from dealers; and (iii) general market conditions. Municipal securities are generally categorized as Level 2 investments within the hierarchy.
The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.
Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii)
an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.
The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security;
(iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The
FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period

Index Funds - December 31, 2023 - Notes to Financial Statements - 177
in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.
Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level
2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S.
dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.
The following tables provide a summary of the inputs used to value the Funds’ net assets as of December 31, 2023. Please refer to the Statements of Investments for additional information on portfolio holdings.
Bond Index
Level 1 Level 2 Level 3 Total
Assets:
Asset-Backed Securities $ – $ 9,520,688 $ – $ 9,520,688
Commercial Mortgage-Backed Securities – 39,091,478 – 39,091,478
Corporate Bonds – 552,369,504 – 552,369,504
Foreign Government Securities – 32,521,712 – 32,521,712
Mortgage-Backed Securities – 585,407,210 – 585,407,210
Municipal Bonds – 14,091,006 – 14,091,006
Repurchase Agreements – 104,570,768 – 104,570,768
Supranational – 26,514,726 – 26,514,726
U.S. Government Agency Securities – 12,162,063 – 12,162,063
U.S. Treasury Obligations – 897,999,132 – 897,999,132
Total $ – $ 2,274,248,287 $ – $ 2,274,248,287
International Index
Level 1 Level 2 Level 3 Total
Assets:
Common Stocks
Aerospace & Defense $ – $ 26,487,835 $ – $ 26,487,835
Air Freight & Logistics – 8,274,258 – 8,274,258
Automobile Components – 8,946,006 – 8,946,006
Automobiles – 47,567,786 – 47,567,786
Banks – 137,819,922 – 137,819,922
Beverages 1,189,774 24,682,759 – 25,872,533
Biotechnology – 12,913,475 – 12,913,475
Broadline Retail 312,522 10,032,067 – 10,344,589
Building Products – 14,409,187 – 14,409,187
Capital Markets 276,974 40,809,265 – 41,086,239
Chemicals 696,359 44,869,906 – 45,566,265
Commercial Services & Supplies – 5,205,564 – 5,205,564
Communications Equipment – 3,188,517 – 3,188,517
Construction & Engineering – 11,654,652 – 11,654,652
Construction Materials – 10,355,196 – 10,355,196
Consumer Staples Distribution & Retail – 17,121,085 – 17,121,085
Containers & Packaging – 1,496,221 – 1,496,221
Distributors – 373,815 – 373,815
Diversified Consumer Services – 1,005,587 – 1,005,587
Diversified REITs – 3,503,787 – 3,503,787
Diversified Telecommunication Services – 24,176,180 – 24,176,180
Electric Utilities – 26,324,644 – 26,324,644
Electrical Equipment – 26,778,910 – 26,778,910

178 - Notes to Financial Statements - December 31, 2023 - Index Funds
Level 1 Level 2 Level 3 Total
Assets:
Electronic Equipment, Instruments &
Components $ – $ 20,210,099 $ – $ 20,210,099
Energy Equipment & Services – 729,695 – 729,695
Entertainment 1,298,592 9,296,449 – 10,595,041
Financial Services 380,496 14,816,596 – 15,197,092
Food Products – 41,986,175 – 41,986,175
Gas Utilities – 4,380,915 – 4,380,915
Ground Transportation 572,448 7,858,989 – 8,431,437
Health Care Equipment & Supplies – 29,155,063 – 29,155,063
Health Care Providers & Services – 4,040,509 – 4,040,509
Health Care Technology – 622,499 – 622,499
Hotels, Restaurants & Leisure – 24,826,504 – 24,826,504
Household Durables – 16,904,954 – 16,904,954
Household Products – 8,643,452 – 8,643,452
Independent Power and Renewable
Electricity Producers – 3,560,938 – 3,560,938
Industrial Conglomerates 578,000 22,732,292 – 23,310,292
Industrial REITs – 6,073,044 – 6,073,044
Insurance – 71,664,519 – 71,664,519
Interactive Media & Services – 4,169,253 – 4,169,253
IT Services 594,925 10,564,877 – 11,159,802
Leisure Products – 2,358,145 – 2,358,145
Life Sciences Tools & Services – 6,056,803 – 6,056,803
Machinery – 42,067,362 – 42,067,362
Marine Transportation – 5,885,743 – 5,885,743
Media – 4,942,443 – 4,942,443
Metals & Mining – 47,891,547 – 47,891,547
Multi-Utilities – 12,764,189 – 12,764,189
Office REITs – 2,012,637 – 2,012,637
Oil, Gas & Consumable Fuels – 59,779,626 – 59,779,626
Paper & Forest Products – 4,625,797 – 4,625,797
Passenger Airlines – 1,918,177 – 1,918,177
Personal Care Products – 27,064,150 – 27,064,150
Pharmaceuticals 989,420 125,841,549 – 126,830,969
Professional Services – 23,812,272 – 23,812,272
Real Estate Management & Development 315,732 16,995,557 – 17,311,289
Retail REITs – 5,286,368 – 5,286,368
Semiconductors & Semiconductor
Equipment – 53,735,179 – 53,735,179
Software 2,428,718 22,666,363 – 25,095,081
Specialty Retail – 12,233,084 – 12,233,084
Technology Hardware, Storage &
Peripherals – 6,595,027 – 6,595,027
Textiles, Apparel & Luxury Goods – 41,313,059 – 41,313,059
Tobacco – 9,795,016 – 9,795,016
Trading Companies & Distributors 1,294,580 24,938,061 – 26,232,641
Transportation Infrastructure – 5,238,203 – 5,238,203
Water Utilities – 1,573,092 – 1,573,092
Wireless Telecommunication Services – 13,325,989 – 13,325,989
Total Common Stocks $ 10,928,540 $ 1,390,948,884 $ – $ 1,401,877,424
Futures Contracts# 73,509 – – 73,509
Repurchase Agreements – 16,077,847 – 16,077,847
Total Assets $ 11,002,049 $ 1,407,026,731 $ – $ 1,418,028,780
Liabilities:
Futures Contracts# $ (13,628) $ – $ – $ (13,628)
Total Liabilities $ (13,628) $ – $ – $ (13,628)
Total $ 10,988,421 $ 1,407,026,731 $ – $ 1,418,015,152

Index Funds - December 31, 2023 - Notes to Financial Statements - 179
Mid Cap Index
Level 1 Level 2 Level 3 Total
Assets:
Common Stocks $ 1,134,511,303 $ – $ – $ 1,134,511,303
Futures Contracts# 147,277 – – 147,277
Repurchase Agreements – 116,222,343 – 116,222,343
Total $ 1,134,658,580 $ 116,222,343 $ – $ 1,250,880,923
S&P 500 Index
Level 1 Level 2 Level 3 Total
Assets:
Common Stocks $ 3,236,667,171 $ – $ – $ 3,236,667,171
Futures Contracts# 880,262 – – 880,262
Repurchase Agreements – 37,264,345 – 37,264,345
Total $ 3,237,547,433 $ 37,264,345 $ – $ 3,274,811,778
Small Cap Index
Level 1 Level 2 Level 3 Total
Assets:
Closed End Fund $ 41,563 $ – $ – $ 41,563
Common Stocks
Aerospace & Defense 3,801,766 – – 3,801,766
Air Freight & Logistics 883,382 – – 883,382
Automobile Components 5,190,146 – – 5,190,146
Automobiles 423,217 – – 423,217
Banks 37,109,947 – – 37,109,947
Beverages 1,651,975 – – 1,651,975
Biotechnology 29,388,590 3,072 – 29,391,662
Broadline Retail 343,784 – – 343,784
Building Products 7,871,529 – – 7,871,529
Capital Markets 5,514,142 – – 5,514,142
Chemicals 7,417,820 – – 7,417,820
Commercial Services & Supplies 6,070,769 – – 6,070,769
Communications Equipment 2,297,246 – – 2,297,246
Construction & Engineering 6,577,899 – – 6,577,899
Construction Materials 1,350,390 – – 1,350,390
Consumer Finance 2,967,565 – – 2,967,565
Consumer Staples Distribution & Retail 2,212,394 – – 2,212,394
Containers & Packaging 1,101,713 – – 1,101,713
Distributors 26,186 – – 26,186
Diversified Consumer Services 4,837,720 – – 4,837,720
Diversified REITs 2,403,211 – – 2,403,211
Diversified Telecommunication Services 2,101,993 – – 2,101,993
Electric Utilities 2,798,419 – – 2,798,419
Electrical Equipment 5,341,038 – – 5,341,038
Electronic Equipment, Instruments &
Components 10,626,983 – – 10,626,983
Energy Equipment & Services 9,442,257 – – 9,442,257
Entertainment 1,456,860 – – 1,456,860
Financial Services 9,448,169 – – 9,448,169
Food Products 3,787,301 – – 3,787,301
Gas Utilities 3,559,316 – – 3,559,316
Ground Transportation 1,799,362 – – 1,799,362
Health Care Equipment & Supplies 10,952,825 – – 10,952,825
Health Care Providers & Services 9,743,195 – – 9,743,195
Health Care REITs 2,387,802 – – 2,387,802
Health Care Technology 1,847,863 – – 1,847,863

180 - Notes to Financial Statements - December 31, 2023 - Index Funds
Level 1 Level 2 Level 3 Total
Assets:
Hotel & Resort REITs $ 3,461,110 $ – $ – $ 3,461,110
Hotels, Restaurants & Leisure 8,545,244 – – 8,545,244
Household Durables 9,342,580 – – 9,342,580
Household Products 1,239,290 – – 1,239,290
Independent Power and Renewable
Electricity Producers 1,041,942 – – 1,041,942
Industrial Conglomerates 91,770 – – 91,770
Industrial REITs 1,846,351 – – 1,846,351
Insurance 6,842,457 – – 6,842,457
Interactive Media & Services 2,802,596 – – 2,802,596
IT Services 2,048,400 – – 2,048,400
Leisure Products 1,593,517 – – 1,593,517
Life Sciences Tools & Services 1,414,729 – – 1,414,729
Machinery 13,733,075 – – 13,733,075
Marine Transportation 1,157,927 – – 1,157,927
Media 2,452,697 – – 2,452,697
Metals & Mining 7,180,288 – – 7,180,288
Mortgage Real Estate Investment Trusts
(REITs) 4,630,975 – – 4,630,975
Multi-Utilities 1,603,048 – – 1,603,048
Office REITs 2,722,583 – – 2,722,583
Oil, Gas & Consumable Fuels 17,461,444 – – 17,461,444
Paper & Forest Products 376,453 – – 376,453
Passenger Airlines 1,649,388 – – 1,649,388
Personal Care Products 3,747,563 – – 3,747,563
Pharmaceuticals 6,802,154 – – 6,802,154
Professional Services 9,406,922 – – 9,406,922
Real Estate Management & Development 3,114,327 – – 3,114,327
Residential REITs 1,548,515 – – 1,548,515
Retail REITs 4,642,902 – – 4,642,902
Semiconductors & Semiconductor
Equipment 12,140,115 – – 12,140,115
Software 23,048,534 – – 23,048,534
Specialized REITs 1,837,620 – – 1,837,620
Specialty Retail 10,452,016 – – 10,452,016
Technology Hardware, Storage &
Peripherals 2,894,820 – – 2,894,820
Textiles, Apparel & Luxury Goods 2,134,361 – – 2,134,361
Tobacco 603,869 – – 603,869
Trading Companies & Distributors 8,023,724 – – 8,023,724
Water Utilities 1,707,785 – – 1,707,785
Wireless Telecommunication Services 426,831 11,817 – 438,648
Total Common Stocks $ 390,504,696 $ 14,889 $ – $ 390,519,585
Futures Contracts# 148,286 – – 148,286
Repurchase Agreements – 32,781,697 – 32,781,697
Rights – – – –
Warrants – – – –
Total $ 390,694,545 $ 32,796,586 $ – $ 423,491,131
# Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day's variation margin is reported within the Statements of Assets and Liabilities.
As of December 31, 2023, International Index held one common stock investment that was categorized as a Level 3 investment which was valued at $0.
As of December 31, 2023, Small Cap Index held three rights investments and one common stock investment that were categorized as Level 3 investments which were each valued at $0.

Index Funds - December 31, 2023 - Notes to Financial Statements - 181
The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:
The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.
(b) Cash Overdraft
Certain Funds may have overdrawn U.S. dollar and/or foreign currency balances with the Funds' custodian bank, JPMorgan
Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Funds' borrowing policy, the advance is deemed a temporary loan to the Funds. Such loans are payable upon demand and bear interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. These advances are separate from, and were not made pursuant to, the credit agreement discussed in Note 5. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.
As of December 31, 2023, the Funds did not have overdrawn balances.
(c) Foreign Currency Transactions
The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Funds' investments, assets, and liabilities.
Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statements of Operations under “Net realized gains (losses) from foreign currency transactions”
and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies," if applicable.
(d) Futures Contracts
Certain Funds are subject to equity price and/or interest rate risk in the normal course of pursuing their objectives. Certain Funds entered into financial futures contracts (“futures contracts”) to manage currency risk, to equitize cash balances, to more efficiently manage the portfolio, to modify exposure to volatility, to increase or decrease the baseline equity exposure, to gain exposure to and/or hedge against changes in interest rates, for the purpose of managing active risk in the portfolio, to gain exposure to and/
or hedge against the value of equities and/or to gain exposure to foreign currencies, as applicable, to meet each Fund's stated
investment strategies as shown in the Fund's Prospectus. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.
Small Cap Index
Rights Total
Balance as of 12/31/2022 $ — $ —
Accrued Accretion/(Amortization) — —
Realized Gains (Losses) 15,516 15,516
Purchases — —
Sales (15,516) (15,516)
Change in Unrealized Appreciation/Depreciation (99) (99)
Transfers into Level 3 99 99
Transfers out of Level 3 — —
Balance as of 12/31/2023 $ — $ —
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 12/31/2023 ** $ (99) $ (99)
** Included in the Statement of Operations under "Net change in unrealized appreciation/depreciation in the value of investment securities."

182 - Notes to Financial Statements - December 31, 2023 - Index Funds
Upon entering into a futures contract, a Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as
“variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level
1 investments within the hierarchy.
A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.
Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because a Fund invests only in exchange traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.
The Funds' futures contracts are reflected in the Statements of Assets and Liabilities under “Receivable/Payable for variation margin on futures contracts," in a table in the Statement of Investments and in the Statements of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts,” as applicable.
The following is a summary of the Funds’ derivative instruments categorized by risk exposure as of December 31, 2023:
Fair Values of Derivatives Not Accounted for as Hedging Instruments as of December 31, 2023:
International Index
Assets: Statements of Assets and Liabilities Fair Value
Futures Contracts#
Equity risk Receivable/payable for variation margin on futures contracts $ 73,509
Total $ 73,509
Liabilities:
Futures Contracts#
Equity risk Receivable/payable for variation margin on futures contracts $ (13,628)
Total $ (13,628)
Mid Cap Index
Assets: Statements of Assets and Liabilities Fair Value
Futures Contracts#
Equity risk Receivable/payable for variation margin on futures contracts $ 147,277
Total $ 147,277
S&P 500 Index
Assets: Statements of Assets and Liabilities Fair Value
Futures Contracts#
Equity risk Receivable/payable for variation margin on futures contracts $ 880,262
Total $ 880,262

Index Funds - December 31, 2023 - Notes to Financial Statements - 183
The Effect of Derivative Instruments on the Statements of Operations for the Year Ended December 31, 2023:
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statements of Operations for the Year
Ended December 31, 2023:
Small Cap Index
Assets: Statements of Assets and Liabilities Fair Value
Futures Contracts#
Equity risk Receivable/payable for variation margin on futures contracts $ 148,286
Total $ 148,286
# Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments.  Only current day's variation margin is reported within the Statements of Asset and Liabilities.
International Index
Realized Gains (Losses): Total
Futures Contracts
Equity risk $ 1,084,031
Total $ 1,084,031
Mid Cap Index
Realized Gains (Losses): Total
Futures Contracts
Equity risk $ (132,508)
Total $ (132,508)
S&P 500 Index
Realized Gains (Losses): Total
Futures Contracts
Equity risk $ 2,548,188
Total $ 2,548,188
Small Cap Index
Realized Gains (Losses): Total
Futures Contracts
Equity risk $ 275,573
Total $ 275,573
International Index
Unrealized Appreciation/Depreciation: Total
Futures Contracts
Equity risk $ 75,552
Total $ 75,552
Mid Cap Index
Unrealized Appreciation/Depreciation: Total
Futures Contracts
Equity risk $ 305,530
Total $ 305,530
S&P 500 Index
Unrealized Appreciation/Depreciation: Total
Futures Contracts
Equity risk $ 1,096,599
Total $ 1,096,599

184 - Notes to Financial Statements - December 31, 2023 - Index Funds
The following is a summary of the Funds' average volume of derivative instruments held during the year ended December 31,
2023:
The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. As of December 31, 2023, certain Funds have entered into futures contracts. These futures contract agreements do not provide for netting arrangements.
(e) TBA
The Funds may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced,” trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage
Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or
FHLMC, are subsequently allocated to the TBA transactions. TBAs involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to the settlement date. TBAs are valued at the bid evaluation price as provided by an independent pricing service approved by the Board.
The Funds may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, a Fund realizes a gain or loss based upon the unit price of the acquisition. If a Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
(f) Securities Lending
During the year ended December 31, 2023, certain Funds entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.
JPMorgan serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.
Small Cap Index
Unrealized Appreciation/Depreciation: Total
Futures Contracts
Equity risk $ 235,442
Total $ 235,442
International Index
Futures Contracts:
Average Notional Balance Long $ 9,771,699
Mid Cap Index
Futures Contracts:
Average Notional Balance Long $ 8,210,675
S&P 500 Index
Futures Contracts:
Average Notional Balance Long $ 24,853,366
Small Cap Index
Futures Contracts:
Average Notional Balance Long $ 3,712,887

Index Funds - December 31, 2023 - Notes to Financial Statements - 185
The Funds receive payments from JPMorgan equivalent to any dividends and/or interest while on loan, in lieu of income which is included as “Dividend income” and/or “Interest income”, as applicable, on the Statements of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statements of Operations under “Income from securities lending”. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially.
Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. For Funds to which JPMorgan is not an affiliate, JPMorgan receives a fee based on a percentage of earnings (less any rebates paid to the borrower) derived from the investment of cash collateral, or a percentage of the fee paid by the borrower for loans collateralized by non-cash collateral. For Funds to which JPMorgan is an affiliate, JPMorgan receives a flat fee based on a percentage of the market value of loaned securities.
In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-
to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2023, which were comprised of repurchase agreements purchased with cash collateral, as shown on each
Fund's Statement of Investments, were as follows:
The Trust’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and
(ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100%
of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the
Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, if any, please refer to the Statement of Investments.
The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, JPMorgan is responsible for such shortfall, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement.
As of December 31, 2023, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.
(g) Joint Repurchase Agreements
During the year ended December 31, 2023, certain Funds, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission ("SEC"), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Funds' custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S.
Treasury or federal agency obligations. For repos, each Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market
Fund
Amounts of
Liabilities Presented
in the Statements
of Assets and
Liabilities
Bond Index $ 104,570,768
International Index 16,077,847
Mid Cap Index 116,222,343
S&P 500 Index 37,264,345
Small Cap Index 32,781,697

186 - Notes to Financial Statements - December 31, 2023 - Index Funds
basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.
As of December 31, 2023, the joint repos on a gross basis were as follows:
Bank of America NA, 5.34%, dated 12/29/2023, due 1/2/2024, repurchase price $100,059,333, collateralized by U.S.
Government Agency Securities, ranging from 3.00% - 3.50%, maturing 5/1/2045 - 1/1/2047; total market value $102,000,000.
BNP Paribas Securities Corp., 5.34%, dated 12/29/2023, due 1/2/2024, repurchase price $ 45,026,700, collateralized by
U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 12/31/2023 - 5/15/2044; total market value $
45,900,000.
BofA Securities, Inc., 5.34%, dated 12/29/2023, due 1/2/2024, repurchase price $43,775,958, collateralized by U.S.
Government Agency Securities, ranging from 1.25% - 6.74%, maturing 1/25/2025 - 11/20/2072; total market value $44,625,000.
Cantor Fitzgerald & Co., 5.40%, dated 12/29/2023, due 1/2/2024, repurchase price $ 146,982,433, collateralized by U.S.
Government Agency Securities, ranging from 0.38% - 28.14%, maturing 10/15/2024 - 11/20/2073; total market value
$149,832,183.
Citi Global Market, Inc., 5.31%, dated 12/29/2023, due 1/2/2024, repurchase price $ 100,059,000, collateralized by U.S.
Government Treasury Securities, 0.38%, maturing 4/15/2024 - 1/31/2026; total market value $102,000,081.
ING Financial Services LLC, 5.32%, dated 12/29/2023, due 1/2/2024, repurchase price $35,020,689, collateralized by
U.S. Government Treasury Securities, ranging from 0.00% - 5.35%, maturing 1/15/2024 - 11/15/2053; total market value
$35,700,005.
MetLife, Inc., 5.33%, dated 12/29/2023, due 1/2/2024, repurchase price $144,080,277, collateralized by U.S. Government
Treasury Securities, 0.00%, maturing 5/15/2046; total market value $146,955,445.
Pershing LLC, 5.33%, dated 12/29/2023, due 1/2/2024, repurchase price $234,398,780, collateralized by U.S. Government
Agency Securities, ranging from 0.27% - 8.00%, maturing 2/15/2024 - 10/20/2073; total market value $238,945,247.
Santander US Capital Markets, 5.38%, dated 12/29/2023, due 1/2/2024, repurchase price $99,059,180, collateralized by U.S.
Government Agency Securities, ranging from 2.00% - 7.19%, maturing 6/1/2024 - 8/20/2071; total market value $101,040,364.

Index Funds - December 31, 2023 - Notes to Financial Statements - 187
As of December 31, 2023, certain Funds' investment in joint repos was subject to an enforceable netting arrangement. The Funds'
proportionate holding in joint repos was as follows:
Bond Index
Gross Amounts
not Offset in the
Statements of
Assets and
Liabilities
Counterparty
Gross
Amounts of
Recognized
Assets
Gross
Amounts
Offset in the
Statements of
Assets and
Liabilities
Net Amounts
of Assets Presented
in the Statements of
Assets and
Liabilities
Collateral
Received
*
Net
Amounts
of Assets
Bank of America NA $ 26,000,000 $ – $ 26,000,000 $ (26,000,000) $ –
BNP Paribas
Securities Corp. 25,000,000 – 25,000,000 (25,000,000) –
Cantor Fitzgerald &
Co. 3,552,209 – 3,552,209 (3,552,209) –
Citi Global Market,
Inc. 3,000,000 – 3,000,000 (3,000,000) –
ING Financial
Services LLC 5,000,000 – 5,000,000 (5,000,000) –
MetLife, Inc. 20,000,000 – 20,000,000 (20,000,000) –
Pershing LLC 2,000,000 – 2,000,000 (2,000,000) –
Santander US Capital
Markets 20,018,559 – 20,018,559 (20,018,559) –
Total $ 104,570,768 $ – $ 104,570,768 $ (104,570,768) $ –
International Index
Gross Amounts
not Offset in the
Statements of
Assets and
Liabilities
Counterparty
Gross
Amounts of
Recognized
Assets
Gross
Amounts
Offset in the
Statements of
Assets and
Liabilities
Net Amounts
of Assets Presented
in the Statements of
Assets and
Liabilities
Collateral
Received
*
Net
Amounts
of Assets
Bank of America NA $ 4,000,000 $ – $ 4,000,000 $ (4,000,000) $ –
BofA Securities, Inc. 2,000,000 – 2,000,000 (2,000,000) –
Cantor Fitzgerald &
Co. 6,577,847 – 6,577,847 (6,577,847) –
MetLife, Inc. 2,500,000 – 2,500,000 (2,500,000) –
Pershing LLC 1,000,000 – 1,000,000 (1,000,000) –
Total $ 16,077,847 $ – $ 16,077,847 $ (16,077,847) $ –

188 - Notes to Financial Statements - December 31, 2023 - Index Funds
Mid Cap Index
Gross Amounts
not Offset in the
Statements of
Assets and
Liabilities
Counterparty
Gross
Amounts of
Recognized
Assets
Gross
Amounts
Offset in the
Statements of
Assets and
Liabilities
Net Amounts
of Assets Presented
in the Statements of
Assets and
Liabilities
Collateral
Received
*
Net
Amounts
of Assets
Bank of America NA $ 3,000,000 $ – $ 3,000,000 $ (3,000,000) $ –
BNP Paribas
Securities Corp. 10,000,000 – 10,000,000 (10,000,000) –
Cantor Fitzgerald &
Co. 1,879,141 – 1,879,141 (1,879,141) –
MetLife, Inc. 34,361,761 – 34,361,761 (34,361,761) –
Pershing LLC 45,000,000 – 45,000,000 (45,000,000) –
Santander US Capital
Markets 21,981,441 – 21,981,441 (21,981,441) –
Total $ 116,222,343 $ – $ 116,222,343 $ (116,222,343) $ –
S&P 500 Index
Gross Amounts
not Offset in the
Statements of
Assets and
Liabilities
Counterparty
Gross
Amounts of
Recognized
Assets
Gross
Amounts
Offset in the
Statements of
Assets and
Liabilities
Net Amounts
of Assets Presented
in the Statements of
Assets and
Liabilities
Collateral
Received
*
Net
Amounts
of Assets
Bank of America NA $ 20,000,000 $ – $ 20,000,000 $ (20,000,000) $ –
BofA Securities, Inc. 2,806,724 – 2,806,724 (2,806,724) –
Cantor Fitzgerald &
Co. 2,457,621 – 2,457,621 (2,457,621) –
MetLife, Inc. 9,000,000 – 9,000,000 (9,000,000) –
Pershing LLC 3,000,000 – 3,000,000 (3,000,000) –
Total $ 37,264,345 $ – $ 37,264,345 $ (37,264,345) $ –

Index Funds - December 31, 2023 - Notes to Financial Statements - 189
(h) Security Transactions and Investment Income
Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on a Fund’s Statement of Operations, as applicable.
In the event that a deflation reduction exceeds total interest income, the amount characterized as deflation is recorded as an increase to the cost of investments in the Statements of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/loss from investment transactions in the Statements of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.
Foreign income and capital gains may be subject to foreign withholding taxes, a portion of which may be reclaimable, and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.
For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.
A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statements of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statements of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statements of Operations. These characterizations are reflected in the accompanying financial statements.
Small Cap Index
Gross Amounts
not Offset in the
Statements of
Assets and
Liabilities
Counterparty
Gross
Amounts of
Recognized
Assets
Gross
Amounts
Offset in the
Statements of
Assets and
Liabilities
Net Amounts
of Assets Presented
in the Statements of
Assets and
Liabilities
Collateral
Received
*
Net
Amounts
of Assets
Bank of America NA $ 4,000,000 $ – $ 4,000,000 $ (4,000,000) $ –
BofA Securities, Inc. 5,000,000 – 5,000,000 (5,000,000) –
Cantor Fitzgerald &
Co. 5,781,697 – 5,781,697 (5,781,697) –
MetLife, Inc. 7,000,000 – 7,000,000 (7,000,000) –
Pershing LLC 11,000,000 – 11,000,000 (11,000,000) –
Total $ 32,781,697 $ – $ 32,781,697 $ (32,781,697) $ –
* As of December 31, 2023, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

190 - Notes to Financial Statements - December 31, 2023 - Index Funds
(i) Distributions to Shareholders
Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.
Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2023 are primarily attributable to investments in passive foreign investment companies ("PFICs"). Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2023 may primarily be attributable to outstanding wash sale loss deferrals and investments in
PFICs. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.
For the year ended December 31, 2023, the Funds have no reclassifications between capital and total distributable earnings.
(j) Federal Income Taxes
Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” ("RIC") by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986 (the "Code"), as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. The aforementioned distributions may be made in cash or via consent dividends. Consent dividends, agreed to by each shareholder, are taxable to the shareholders as if they were paid in cash during their current tax year.
A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest.
Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
(k) Allocation of Expenses, Income and Gains and Losses
Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.
(l) European Union (“EU”) Reclaims
As a result of several court cases, certain Funds filed additional tax reclaims for previously withheld taxes on dividends earned in certain countries across the European Union ("EU reclaims"). Since uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements until payments are received by the Fund. Income recognized for EU reclaims is reflected as European Union tax reclaims in the Statements of Operations. Any fees associated with these filings are reflected as European Union tax reclaim fees in the Statements of Operations.
3. Transactions with Affiliates
Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA has selected the subadviser for each Fund as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

Index Funds - December 31, 2023 - Notes to Financial Statements - 191
As of December 31, 2023, the subadviser for each Fund is as follows:
Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the year ended December 31, 2023, the Funds paid investment advisory fees to NFA according to the following schedule.
For the year ended December 31, 2023, the Funds' effective advisory fee rates were as follows:
The Trust and NFA have entered into a written Expense Limitation Agreement that limits certain Funds' operating expenses,
(excluding any interest, taxes, fees paid to non-affiliated parties in connection with the recovery of tax reclaims, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of a Fund’s business) from exceeding the amounts listed in the following table until April 30, 2024.
Fund Subadviser
Bond Index BlackRock Investment Management, LLC ("BlackRock")
International Index BlackRock
Mid Cap Index BlackRock
S&P 500 Index BlackRock
Small Cap Index BlackRock
Fund Fee Schedule
Advisory Fee
(annual rate)
Bond Index Up to $1.5 billion 0.195%
$1.5 billion up to $3 billion 0.155%
$3 billion and more 0.145%
International Index Up to $1.5 billion 0.245%
$1.5 billion up to $3 billion 0.205%
$3 billion and more 0.195%
Mid Cap Index Up to $1.5 billion 0.205%
$1.5 billion up to $3 billion 0.185%
$3 billion and more 0.175%
S&P 500 Index Up to $1.5 billion 0.125%
$1.5 billion up to $3 billion 0.105%
$3 billion and more 0.095%
Small Cap Index Up to $1.5 billion 0.19%
$1.5 billion up to $3 billion 0.17%
$3 billion and more 0.16%
Fund
Effective Advisory Fee
Rate
Bond Index 0.18%
International Index 0.24
Mid Cap Index 0.20
S&P 500 Index 0.12
Small Cap Index 0.19
Fund Classes
Amount
(annual rate)
Bond Index All Classes 0.29%
International Index All Classes 0.34
Mid Cap Index All Classes 0.30
S&P 500 Index All Classes 0.21
Small Cap Index All Classes 0.28

192 - Notes to Financial Statements - December 31, 2023 - Index Funds
The Trust and NFA have entered into a written Expense Limitation Agreement that limits certain Funds' operating expenses, without any exclusions for Rule 12b-1 fees, administrative services fees or excludable sub administration fees and taking into account the effect of any fees waived by NFA or any of its affiliates pursuant to any other expense limitation agreement or fee waiver agreement as detailed above, from exceeding the amounts listed in the following table until April 30, 2024.
NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.
As of December 31, 2023, there were no cumulative potential reimbursements which could be reimbursed to NFA.
Pursuant to the Expense Limitation Agreement, during the year ended December 31, 2023, certain Funds reimbursed NFA in the following amounts:
NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM
has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.
Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds ("NMF"), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the following fee schedule.
For the year ended December 31, 2023, NFM earned an aggregate of $2,169,037 in fees from the Funds under the Joint Fund
Administration and Transfer Agency Agreement.
In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.
Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the
Trust, the Trust has agreed to reimburse NFM for certain costs related to each Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s
Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended
December 31, 2023, the Funds' aggregate portion of such costs amounted to $33,668.
Fund Classes
Amount
(annual rate)
Mid Cap Index Class II 0.72%
S&P 500 Index Class I (a) 0.54%
Class II 0.52%
(a) Effective until November 12, 2023
Fund Amount
Small Cap Index
$ 14,895
Combined Fee Schedule
Up to $25 billion 0.025%
$25 billion and more 0.020

Index Funds - December 31, 2023 - Notes to Financial Statements - 193
Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”),
the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as listed in the following table.
The Trust and NFD have entered into a written contract waiving distribution fees for Class VIII shares of the Funds according to the following schedule until at least April 30, 2024:
During the year ended December 31, 2023, each Fund's waiver of such distribution fees by NFD, for which NFD shall not be entitled to reimbursement by the Funds for any amount waived, were as follows:
Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts;
(ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v)
answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25%
of the average daily net assets of Class I, Class II, and Class VIII shares of the Fund and up to 0.20% of the average daily net assets of Class IV shares of each Fund.
For the year ended December 31, 2023, the effective rates for administrative services fees were as follows:
The Trust and NFS have entered into a written contract waiving administrative services fees of the Funds according to the following schedule until April 30, 2024:
Fund
Class II
Shares
Class VIII
Shares
Bond Index 0.25% N/A
International Index 0.25% 0.40%
Mid Cap Index 0.25% N/A
S&P 500 Index 0.25% N/A
Small Cap Index 0.25% N/A
N/A - Not Applicable.
Fund
Distribution
Fee Waiver
(Annual Rate)
International Index 0.05%
Fund Amount
International Index $ 72,937
Fund Class I Class II Class IV Class VIII
Bond Index 0.15% N/A N/A N/A
International Index 0.15 0.13% N/A 0.15%
Mid Cap Index 0.15 0.10 N/A N/A
S&P 500 Index 0.15 0.15 0.10% N/A
Small Cap Index N/A 0.15 N/A N/A
N/A — Not Applicable.
Fund
Class I
Shares
Class II
Shares
S&P 500 Index 0.07% 0.07%
Small Cap Index N/A 0.07%
N/A - Not Applicable.

194 - Notes to Financial Statements - December 31, 2023 - Index Funds
For the year ended December 31, 2023, each Fund’s total administrative services fees were as follows:
During the year ended December 31, 2023, each Fund’s waiver of such administrative service fees by NFS, for which NFS shall not be entitled to reimbursement by the Funds for any amount waived, were as follows:
Cross trades for the year ended December 31, 2023 were executed by certain Funds pursuant to procedures adopted by the Board of Trustees of the Funds to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between a Fund and other series of the Trust, or between a Fund and other series of
NMF. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.
Pursuant to these procedures, for the year ended December 31, 2023, the Funds that engaged in securities purchases and sales which resulted in net realized gain (loss), as applicable, were as follows:
4. Investments in Affiliated Issuers
Bond Index invests in an affiliated issuer. The Fund’s transactions in the shares of the affiliated issuer during the year ended December
31, 2023 were as follows:
J
5. Line of Credit and Interfund Lending
The Trust and NMF (together, the “Trusts”) renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells
Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.25% per annum plus the higher of (a) if ascertainable and available, the Eurodollar Rate as of such day for a transaction settling two business days after such day, (b) the Federal Funds
Effective Rate in effect on such day and (c) the Overnight Bank Funding Rate in effect on such day; provided, however, that if the
Federal Funds Rate calculated in accordance with the foregoing shall be less than zero, such rate shall be deemed to be zero percent (0%) for the purposes of this Agreement. If an Index Rate Unavailability Event occurs in respect of the Eurodollar Rate, the Federal Funds Rate shall be determined without reference to clause (a) of this definition. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable.
Fund Amount
Bond Index $ 606,479
International Index 516,254
Mid Cap Index 1,240,860
S&P 500 Index 3,894,960
Small Cap Index 382,619
Fund Amount
S&P 500 Index $ 1,717,204
Small Cap Index 178,554
Fund
Purchases at
Cost Sales Proceeds
Net Realized
Gain/Loss
Mid Cap Index $ 1,102 $ 1,621,037 $ 1,318,991
S&P 500 Index 1,621,037 – –
Small Cap Index 2,619 122,757 28,210
Bond Index
Security Description
Shares/Principal
at December 31,
2023
Market Value
December 31,
2022
($)
Purchases at
Cost
($)
Proceeds from
Sales
($)
Net Realized
Gains (Losses)
($)
Amortization(a)
($)
Change in
Unrealized
Appreciation/
(Depreciation)
($)
Market Value
December 31,
2023
($)
Dividend/
Interest
Income
($)
Capital Gain
Distributions
($)
Nationwide Financial
Services, Inc. 40,000 38,300 — — — 177 757 39,234 2,700 —
(a) Amortization is included in Dividend/Interest Income.

Index Funds - December 31, 2023 - Notes to Financial Statements - 195
In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 3, 2024.
During the year ended December 31, 2023, the Funds had no borrowings under the line of credit.
Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among
Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice. During the year ended December 31, 2023, none of the Funds engaged in interfund lending.
6. Investment Transactions
For the year ended December 31, 2023, purchases and sales of securities (excluding short-term securities) were as follows:
For the year ended December 31, 2023, purchases and sales of U.S. Government securities (excluding short-term securities)
were as follows:
7. Portfolio Investment Risks
(a) Risks Associated with Interest Rates
Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.
(b) Risks Associated with Foreign Securities and Currencies
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S.
issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.
Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.
(c) Risks Associated with Variable Rate Securities
Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans
Fund Purchases
*
Sales
*
Bond Index $ 1,742,594,141 $ 1,534,838,369
International Index 74,551,590 209,308,739
Mid Cap Index 210,662,551 281,721,882
S&P 500 Index 139,058,551 78,512,860
Small Cap Index 68,135,282 76,536,945
* Includes purchases and sales of long-term U.S. Government securities, if any.
Fund Purchases Sales
Bond Index $ 320,673,098 $ 220,317,724

196 - Notes to Financial Statements - December 31, 2023 - Index Funds
with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.
Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.
Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by
Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association
Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie
Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated
maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.
Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may

Index Funds - December 31, 2023 - Notes to Financial Statements - 197
decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
(d) Risks Associated with REIT and Real Estate Investments
Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.
(e) TBA Commitments
TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. When entering into
TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.
8. Indemnifications
Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its
Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications.
The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust.
Based on experience, however, the Trust expects the risk of loss to be remote.
9. New Accounting Pronouncements and Other Matters
On October 26, 2022, the SEC adopted a final rule relating to Tailored Shareholder Reports. Tailored Shareholder Reports are
concise and visually engaging streamlined annual and semiannual reports that will focus on fund expenses, performance, certain portfolio holdings, and certain other retail-oriented information. Additional in-depth information is available online and for delivery free of charge to investors on request. The rule became effective in January 2023 and there is an 18-month transition period after the effective date with a compliance date of July 2024. Management is currently evaluating the implications of the changes and the impact on financial statement disclosures and reporting requirements.
On September 20, 2023, the SEC adopted amendments to the current rule regarding registered fund names, as well as certain forms and disclosure requirements. The amendments are intended to modernize and enhance the investor protections provided by Rule 35d-1 under the 1940 Act given the important information that fund names can convey to investors. Management is currently evaluating the implications of the new rule and the impact on the Funds’ financial statement disclosures and reporting requirements.
On July 27, 2017, the United Kingdom's Financial Conduct Authority announced its intention to cease sustaining LIBOR after
2021. U.S. Federal Reserve Bank's Alternative Reference Rates Committee (the "ARR committee") selected Secured Overnight
Financing Rate (SOFR) as the preferred alternative to the U.S. dollar LIBOR. The ARR committee has noted the stability of the repurchase market on which the rate is based. New York Federal Reserve began publication of the rate in April 2018. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled. On March 5, 2021, ICE Benchmark Administration stated that it will cease the publication of (i) the overnight and
1, 3, 6 and 12 months USD LIBOR settings immediately following the LIBOR publication on June 30, 2023 and (ii) all other LIBOR settings, including the 1 week and 2 months USD LIBOR settings, immediately following the LIBOR publication on December 31,
2021, with the majority of the USD LIBOR settings to end immediately after publication on June 30, 2023. In April 2023, however, the FCA announced that some USD LIBOR settings will continue to be published under a synthetic methodology until September
30, 2024, for certain legacy contracts. Management is currently evaluating the implications of the change and its impact on financial statement disclosures and reporting requirements.

198 - Notes to Financial Statements - December 31, 2023 - Index Funds
10. Federal Tax Information
The tax character of distributions paid during the year ended December 31, 2023 was as follows:
The tax character of distributions paid during the year ended December 31, 2022 was as follows:
As of December 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:
As of December 31, 2023, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/
(depreciation) for each Fund was as follows:
Distributions paid from
Fund
Ordinary
Income*
Net Long-Term
Capital Gains
Total Taxable
Distributions
Return of
Capital
Total
Distributions
Paid
Bond Index $ 61,631,011 $ – $ 61,631,011 $ – $ 61,631,011
International Index 34,929,959 – 34,929,959 – 34,929,959
Mid Cap Index 13,619,575 55,958,027 69,577,602 – 69,577,602
S&P 500 Index 35,908,670 3,709,640 39,618,310 – 39,618,310
Small Cap Index 4,472,166 2,195,901 6,668,067 – 6,668,067
* Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.
Distributions paid from
Fund
Ordinary
Income*
Net Long-Term
Capital Gains
Total Taxable
Distributions
Return of
Capital
Total
Distributions
Paid
Bond Index $ 49,092,392 $ 15,681,619 $ 64,774,011 $ – $ 64,774,011
International Index 58,548,666 – 58,548,666 – 58,548,666
Mid Cap Index 50,347,029 251,846,551 302,193,580 – 302,193,580
S&P 500 Index 73,104,388 1,716,110,115 1,789,214,503 – 1,789,214,503
Small Cap Index 7,138,111 42,421,694 49,559,805 – 49,559,805
* Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.
Fund
Undistributed
Ordinary Income
Undistributed
Long-Term
Capital Gains
Accumulated
Earnings
Distributions
Payable
Accumulated
Capital and Other
Losses
Unrealized
Appreciation/
(Depreciation)*
Total Accumulated
Earnings (Deficit)
Bond Index $ 6,006,654 $ – $ 6,006,654 $ – $ (59,398,609) $ (177,466,412) $ (230,858,367)
International Index 12,136,685 – 12,136,685 – (127,576,142) 444,402,147 328,962,690
Mid Cap Index 4,099,022 55,388,597 59,487,619 – – 381,792,504 441,280,123
S&P 500 Index 3,483,922 2,287,085 5,771,007 – – 2,211,626,575 2,217,397,582
Small Cap Index 1,063,836 4,649,543 5,713,379 – – 91,352,347 97,065,726
* The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.
Fund
Tax Cost of
Investments
Unrealized
Appreciation
Unrealized
Depreciation
Net Unrealized
Appreciation/
(Depreciation)
Bond Index $ 2,451,714,699 $ 11,161,295 $ (188,627,707) $ (177,466,412)
International Index 974,215,269 507,965,010 (64,165,127) 443,799,883
Mid Cap Index 869,088,419 425,548,044 (43,755,540) 381,792,504
S&P 500 Index 1,063,185,203 2,234,519,848 (22,893,273) 2,211,626,575
Small Cap Index 332,138,784 136,532,452 (45,180,105) 91,352,347

Index Funds - December 31, 2023 - Notes to Financial Statements - 199
As of December 31, 2023, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Capital loss carryforwards do not expire. The following table represents capital loss carryforwards available as of December 31, 2023.
During the year ended December 31, 2023, the Funds had capital loss carryforwards that were utilized and are no longer eligible to offset future capital gains, if any, in the following amounts.
11. Subsequent Events
Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.
Fund Amount
Bond Index $ (59,398,609)
International Index (127,576,142)
Fund Utilized
International Index $ 5,760,357

200 - Report of Independent Registered Public Accounting Firm - December 31, 2023 - Index Funds
To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Bond Index Fund, NVIT
International Index Fund, NVIT Mid Cap Index Fund, NVIT S&P 500 Index Fund and NVIT Small Cap Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the statements of investments, of NVIT Bond
Index Fund, NVIT International Index Fund, NVIT Mid Cap Index Fund, NVIT S&P 500 Index Fund and NVIT Small Cap Index
Fund (five of the funds constituting Nationwide Variable Insurance Trust, hereafter collectively referred to as the "Funds") as of
December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the five years in the period ended December
31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the
Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting
Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the
U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 19, 2024
We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

Index Funds - December 31, 2023 (Unaudited) - Supplemental Information - 201
NVIT Bond Index Fund
NVIT International Index Fund
NVIT Mid Cap Index Fund
NVIT S&P 500 Index Fund
NVIT Small Cap Index Fund
Continuation of Advisory (and Sub-Advisory) Agreements
The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser(s) (each, a “Sub-
Adviser”) (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually, a “Fund” and collectively the “Funds”) for an initial term no longer than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the
“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.
The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider, at each meeting, factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring, and the services and support provided to the Fund and its shareholders.
Although the Board considers the renewal of the Advisory Agreements for all of the Nationwide mutual funds at the same meetings, the Board considers each Fund’s investment advisory and sub-advisory relationships separately.
In preparation for the Board’s meetings in 2023 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:
• A summary report for each Fund that sets out a variety of information regarding the Fund, including average net assets, performance, expense, and profitability information for the past three years.
• Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2023)
compared with a performance universe created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups created by Broadridge of similar or peer group funds. (Where information was unavailable or limited in respect of the largest share class, the Board in certain cases considered supplemental information regarding another share class.) An independent consultant retained by the Independent Trustees provided input to Broadridge as to the composition of the various performance universes, expense groups, and peer funds.
• Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.
• Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements. The
Trustees recognized that the use of different reasonable methodologies, including among other things calculation and allocation of related expenses, can give rise to different measures of reported profit and loss. For Sub-Advisers not affiliated with the
Adviser, the Trustees did not consider profitability data or information as to the fees a Sub-Adviser charges to other clients to be a determinative factor.
• Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.
The Adviser may not have been able to, or might have opted not to, provide information in response to certain information requests, in which case the Trustees conducted their evaluation based on information that was provided.  In such cases, the
Trustees determined that the omission of any such information was not material to its considerations.
The Trustees met with representatives of the Adviser at the Trustees’ regular quarterly meetings in September and December
2023 to discuss matters related to the continuation of the Advisory Agreements.  In addition, the Trustees met separately with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October and in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted

202 - Supplemental Information - December 31, 2023 (Unaudited) - Index Funds
supplemental information requests to the Adviser following each meeting with Independent Legal Counsel. At the Trustees’ regular quarterly meeting in December 2023, the Trustees met to give final consideration to information bearing on the continuation of the
Advisory Agreements.
The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and
Independent Legal Counsel regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.
In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the
Funds, the Trustees also reviewed information provided by the Adviser concerning the following, among other things:
• The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.
• The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.
• The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.
• The Adviser’s and Sub-Advisers’ personnel and methods; changes in the Adviser’s senior management personnel; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel;
the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the
Adviser’s valuation and valuation oversight capabilities.
• The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the
Sub-Advisers.
• Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, among other things, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, fees or other payments relating to shareholder servicing or sub-
transfer agency services provided by or through the Adviser or its affiliates, enhanced relationships with large financial concerns that serve, or whose affiliates serve, as sub-advisers or other service providers to one or more of the Funds.
Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for each of the Funds and the total return investment performance of each of the Funds, as well as the performance of the Funds’ peer groups and performance universes over various time periods.
With respect to NVIT Bond Index Fund, NVIT International Index Fund, NVIT Mid Cap Index Fund, and NVIT Small Cap Index
Fund, the Trustees considered that each Fund was shown to pay actual management fees at a level lower than the Fund’s peer group median and had a total expense ratio (including 12b-1/non-12b-1 fees) at a level lower than its peer group medians (or, in the case of the total expense ratio of NVIT Small Cap Index Fund, was within what the Trustees considered a generally acceptable range of the Fund’s peer group median). With respect to NVIT S&P 500 Index Fund, the Trustees considered that the Fund was shown to pay actual management fees at a level lower than the Fund’s peer group median in the second quintile and that although the Fund had a total expense ratio (including 12b-1/non-12b-1 fees) at a level higher than its peer group median, in the fourth quintile, it was within what the Trustees considered a generally acceptable range of the Fund’s peer group median.  The Trustees also considered the expenses of another share class of the NVIT S&P 500 Index Fund, Class I (the Fund's institutional share class), noting that the Fund’s total expense ratio (including 12b-1/non-12b-1 fees) with respect to Class I shares ranked in the first quintile its peer group.
In considering the performance of each of the Funds, the Trustees considered principally the gross investment performance of the
Funds, which should reflect the success of the Fund in tracking the return of its benchmark index without taking into account the effect of the Fund’s expenses and without taking into account any of the Fund’s earnings from securities lending activities. The
Trustees noted that the three-year gross investment performance of each of the Funds less securities lending income exceeded the performance of the Fund’s benchmark index.  The Trustees determined that those returns were consistent with a conclusion that each Fund’s investment advisory arrangements were appropriately designed to provide a return approximating that of the
Fund’s benchmark index.

Index Funds - December 31, 2023 (Unaudited) - Supplemental Information - 203
The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of the foregoing Funds, and the other factors considered by them, were consistent with the continuation of the Fund’s
Advisory Agreements.
The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.  The Board also considered the extent to which economies of scale realized by the Adviser or the relevant Sub-
Advisers could be shared with a Fund through fee waivers, expense reimbursements, or other expense reductions.
Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their meeting in December 2023.
Other Federal Tax Information
For the year ended December 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2023 Form 1099-DIV.
For the taxable year ended December 31, 2023, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:
The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:
Certain Funds have derived net income from sources within foreign countries. As of December 31, 2023, the foreign source income for each Fund was as follows:
Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of
December 31, 2023, the foreign tax credit for each Fund was as follows:
Fund
Dividends Received
Deduction
Bond Index – %
International Index –
Mid Cap Index 59.93
S&P 500 Index 100.00
Small Cap Index 55.29
Fund Amount
Bond Index $ –
International Index –
Mid Cap Index 55,958,027
S&P 500 Index 3,674,467
Small Cap Index 2,195,901
Fund Amount Per Share
Bond Index $ – $ –
International Index 41,821,502 0.3117
Mid Cap Index – –
S&P 500 Index – –
Small Cap Index – –
Fund Amount Per Share
Bond Index $ – $ –
International Index 2,507,380 0.0187
Mid Cap Index – –
S&P 500 Index – –
Small Cap Index – –

204 - Management Information - December 31, 2023 - Index Funds
Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position, and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are sixty-
nine (69) series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o
Nationwide Fund Advisors, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.
Independent Trustees
Kristina Junco Bradshaw
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1980 Trustee since January 2023 117
Principal Occupation(s) During the Past Five Years (or longer)
Retired. Ms. Bradshaw was a Portfolio Manager on the Dividend Value team at Invesco from August 2006 to August 2020. Prior to this time, Ms.
Bradshaw was an investment banker in the Global Energy & Utilities group at Morgan Stanley from June 2002 to July 2004.
Other Directorships Held During the Past Five Years
2
Board Member of Southern Smoke Foundation from August 2020 to present, Advisory Board Member of Dress for Success from April 2013 to present,
Trustee/Executive Board Member of Houston Ballet from September 2011 to present and President since July 2022, and Board Member of Hermann
Park Conservancy from August 2011 to present, serving as Board Chair since 2020.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Bradshaw has significant board experience; significant portfolio management experience in the investment management industry and is a
Chartered Financial Analyst.
Lorn C. Davis
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1968 Trustee since January 2021 117
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Davis has been a Managing Partner of College Hill Capital Partners, LLC (private equity) since June 2016. From September 1998 until May 2016,
Mr. Davis originated and managed debt and equity investments for John Hancock Life Insurance Company (U.S.A.)/Hancock Capital Management,
LLC, serving as a Managing Director from September 2003 through May 2016.
Other Directorships Held During the Past Five Years
2
Board Member of Outlook Group Holdings, LLC from July 2006 to May 2016, serving as Chair to the Audit committee and member of the Compensation
Committee, Board Member of MA Holdings, LLC from November 2006 to October 2015, Board Member of IntegraColor, Ltd. from February 2007 to
September 2015, Board Member of The Pine Street Inn from 2009 to present, currently serving as Chair of the Board, Member of the Advisory Board
(non-fiduciary) of Mearthane Products Corporation from September 2019 to present, and Board Member of The College of Holy Cross since July 2022.
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Davis has significant board experience, significant past service at a large asset management company and significant experience in the investment management industry. Mr. Davis is a Chartered Financial Analyst and earned a Certificate of Director Education from the National Association of
Corporate Directors in 2008.
Barbara I. Jacobs
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1950 Trustee since December 2004 117
Principal Occupation(s) During the Past Five Years (or longer)
Retired. From 1988 through 2003, Ms. Jacobs was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance
and Annuity Association—College Retirement Equities Fund). Ms. Jacobs also served as Chairman of the Board of Directors of KICAP Network Fund, a
European (United Kingdom) hedge fund, from January 2001 through January 2006.
Other Directorships Held During the Past Five Years
2
Trustee and Board Chair of Project Lede from 2013 to present.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Jacobs has significant board experience and significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1964 Trustee since March 2012; Chairman since
January 2021
117
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Karlawish is a Senior Director of Wealth Management with Curi Capital which acquired Park Ridge Asset Management, LLC in August 2022. Prior
to this time, Mr. Karlawish was a partner with Park Ridge Asset Management, LLC since December 2008 and also served as a portfolio manager. From
May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and
BB&T Variable Insurance Funds from February 2005 until October 2008.
Other Directorships Held During the Past Five Years
2
None
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Karlawish has significant board experience, including past service on the boards of BB&T Mutual Funds and BB&T Variable Insurance Funds;
significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.

Index Funds - December 31, 2023 - Management Information - 205
Interested Trustee
Carol A. Kosel
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1963 Trustee since March 2013 117
Principal Occupation(s) During the Past Five Years (or longer)
Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President,
Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.
Other Directorships Held During the Past Five Years
2
None
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Kosel has significant board experience, including past service on the boards of Evergreen Funds and Sun Capital Advisers Trust; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.
Douglas F. Kridler
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1955 Trustee since September 1997 117
Principal Occupation(s) During the Past Five Years (or longer)
Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $2.5 billion community foundation with
2,000 funds in 55 Ohio counties and 37 states in the U.S.
Other Directorships Held During the Past Five Years
2
None
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Kridler has significant board experience; significant executive experience, including service as President and Chief Executive Officer of one of
America’s largest community foundations and significant service to his community and the philanthropic field in numerous leadership roles.
Charlotte Tiedemann Petersen
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1960 Trustee since January 2023 117
Principal Occupation(s) During the Past Five Years (or longer)
Self-employed as a private real estate investor/principal since January 2011. Ms. Petersen served as Chief Investment Officer at Alexander Capital
Management from April 2006 to December 2010. From July 1993 to June 2002, Ms. Petersen was a Portfolio Manager, Partner, and Management
Committee member of Denver Investment Advisors LLC.
Other Directorships Held During the Past Five Years
2
Investment Committee for the University of Colorado Foundation from February 2015 to June 2022.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Petersen has significant board experience including past service as a Trustee of Scout Funds and Director of Fischer Imaging, where she chaired committees for both entities; significant experience in the investment management industry and is a Chartered Financial Analyst.
David E. Wezdenko
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1963 Trustee since January 2021 117
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Wezdenko is a Co-Founder of Blue Leaf Ventures (venture capital firm, founded May 2018). From November 2008 until December 2017, Mr.
Wezdenko was Managing Director of JPMorgan Chase & Co.
Other Directorships Held During the Past Five Years
2
Independent Trustee for National Philanthropic Trust from October 2021 to present. Board Director of J.P. Morgan Private Placements LLC from
January 2010 to December 2017.
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Wezdenko has significant board experience; significant past service at a large asset and wealth management company and significant experience in the investment management industry.
M. Diane Koken
3
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1952 Trustee since April 2019 117
Principal Occupation(s) During the Past Five Years (or longer)
Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from
1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming the Insurance Commissioner of Pennsylvania, she held multiple legal roles, including Vice President, General Counsel, and Corporate
Secretary of a national life insurance company.
Other Directorships Held During the Past Five Years
2
Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-2023, Director of
Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-2021,
Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of
Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Koken has significant board experience and significant executive, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and General Counsel of a national life insurance company.

206 - Management Information - December 31, 2023 - Index Funds
1
Length of time served includes time served with the Trust’s predecessors. The tenure of each Trustee is subject to the Board’s retirement policy, which states that a Trustee shall retire from the Boards of Trustees of the Trusts effective on December 31 of the calendar year during which he or she turns
75 years of age; provided this policy does not apply to a person who became a Trustee prior to September 11, 2019.
2
Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of
Section 15(d) of the Exchange Act, which are required to be disclosed in the SAI. In addition, certain other directorships not meeting the requirements may be included for certain Trustees such as board positions on non-profit organizations.
3
Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.
Officers of the Trust
1
These positions are held with an affiliated person or principal underwriter of the Funds.
The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available, without charge, upon request.
Shareholders may call 800-848-0920 to request the SAI.
Kevin T. Jestice
Year of Birth Positions Held with Funds and Length of Time Served
1980 President, Chief Executive Officer, and Principal Executive Officer since March 2023
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Jestice is President and Chief Executive Officer of Nationwide Fund Advisors and is a Senior Vice President of Nationwide Mutual Insurance
Company.
=
1
He previously served as Vice President of Internal Sales and Service (ISS) and Institutional Investments Distribution (IID) for Nationwide
Financial Services, Inc. Prior to joining Nationwide in 2020, Mr. Jestice served as Principal, Head of Enterprise Advice and as Principal, Head of
Institutional Investor Services at The Vanguard Group, Inc. for more than 13 years.
Lee T. Cummings
Year of Birth Positions Held with Funds and Length of Time Served
1963 Senior Vice President and Head of Fund Operations since December 2015
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Fund Advisors and is a Vice President of Nationwide Mutual
Insurance Company.
=
1
He previously served as the Trust’s Treasurer and Principal Financial Officer and served temporarily as the Trust’s President,
Chief Executive Officer, and Principal Executive Officer from September 2022 until March 2023.
David Majewski
Year of Birth Positions Held with Funds and Length of Time Served
1976 Treasurer and Principal Financial Officer since September 2022
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Majewski previously served as the Trust’s Assistant Secretary and Assistant Treasurer.
Kevin Grether
Year of Birth Positions Held with Funds and Length of Time Served
1970 Senior Vice President and Chief Compliance Officer since December 2021
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Grether is Senior Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual
Insurance Company.
=
1
He previously served as the VP, and Chief Compliance Officer for the Nationwide Office of Investments and its registered investment adviser, Nationwide Asset Management.
Stephen R. Rimes
Year of Birth Positions Held with Funds and Length of Time Served
1970 Secretary, Senior Vice President, and General Counsel since December 2019
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Fund Advisors, and Vice President of Nationwide Mutual
Insurance Company.
=
1
He previously served as Assistant General Counsel for Invesco from 2000-2019.
Christopher C. Graham
Year of Birth Positions Held with Funds and Length of Time Served
1971 Senior Vice President, Head of Investment Strategies, Chief Investment Officer, and Portfolio
Manager since September 2016
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Fund Advisors and is a Vice President of
Nationwide Mutual Insurance Company.
=
1
Benjamin Hoecherl
Year of Birth Positions Held with Funds and Length of Time Served
1976 Senior Vice President, Head of Business and Product Development since December 2023
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Hoecherl is Senior Vice President, Head of Business and Product Development for Nationwide Fund Advisors and is a Vice President of Nationwide
Mutual Insurance Company.
=
1
He previously served as AVP for Nationwide ProAccount within Nationwide Retirement Solutions.

Index Funds - December 31, 2023 - Market Index Definitions - 207
Bloomberg
®
Emerging Markets Aggregate Bond Index (USD): A flagship hard currency Emerging Markets debt benchmark that includes fixed and floating-rate US dollar-denominated debt issued from sovereign, quasi-sovereign, and corporate emerging markets issuers.
Bloomberg
®
U.S. Municipal Index: An index based on USD-denominated long-term tax-exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.
Bloomberg
®
U.S. Aggregate Total Return Index (USD): Provides a measure of the performance of the U.S. dollar denominated investment grade bond market, including investment grade government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage-backed securities and asset backed securities that are publicly for sale in the United
States.
Bloomberg
®
U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-
grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
Bloomberg
®
U.S. Corporate High Yield Bond Index: Measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below.
Bloomberg
®
U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-
yield corporate bonds, with a maximum allocation of 2% to any one issuer.
Bloomberg
®
U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-
securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues, and corporates.
Bloomberg
®
U.S. 10-20 Year Treasury Bond Index: Measures US dollar-denominated, fixed-rate, nominal debt issued by the US
Treasury with 10-20 years to maturity.
Bloomberg
®
U.S. Treasury Inflation-Protected Securities (TIPS) Index
SM
: An index that measures the performance of the US
Treasury Inflation Protected Securities (TIPS) market.
Bloomberg
®
Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-
through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association
(Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least one year.
Bloomberg
®
U.S. Government/Mortgage Index: Measures the performance of U.S. government bonds and mortgage-related securities, including Ginnie Maes, Freddie Macs, Hybrid ARMs, Fannie Maes, U.S. Treasuries and U.S. Agencies only. It is a subset of US Aggregate Index.
Note about Bloomberg
®
Indexes
Bloomberg
®
and its indexes are service marks of Bloomberg
®
Finance L.P. and its affiliates including Bloomberg
®
Index Services
Limited, the administrator of the index, and have been licenses for use for certain purposes by Nationwide. Bloomberg
®
is not
affiliated with Nationwide, and Bloomberg
®
does not approve, endorse, review, or recommend this product. Bloomberg
®
does not
guarantee the timeliness, accurateness, or completeness of any date or information relating to this product.
Citigroup Non-U.S. Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-
weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.
Citigroup U.S. Broad Investment-Grade Bond Index (USBIG
®
): An unmanaged, market capitalization-weighted index that
measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-
rate, U.S. Treasury, government-sponsored, collateralized, and corporate debt with remaining maturities of one year or more.

208 - Market Index Definitions - December 31, 2023 - Index Funds
Citigroup U.S. High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay, and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.
Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.
Note about Citigroup Indexes
© 2024 Citigroup Index LLC. All rights reserved
Dow Jones U.S. Select Real Estate Securities Index
SM
(RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).
FTSE World ex U.S. Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.
FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.
Note about FTSE Indexes
Source: FTSE International Limited (“FTSE”) © FTSE 2024. “FTSE
®
” is a trademark of the London Stock Exchange Group
companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in
FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/
or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE's express written consent.
ICE BofA Merrill Lynch Current 5-Year U.S. Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.
ICE BofA Merrill Lynch Global High Yield Index (USD Hedged): An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-
grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds, and euros. The Index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar.
ICE BofA Merrill Lynch Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds, and euros.
Note about ICE BofA Merrill Lynch Indexes
Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA
Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2024).
iMoneyNet Money Fund Average™ Government All Index: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.
JPM Emerging Market Bond Index (EMBI) Global Diversified Index: An unmanaged index that reflects the total returns of U.S.
dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.
J.P. Morgan Mozaic
SM
Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities, and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Index Funds - December 31, 2023 - Market Index Definitions - 209
Note about JPMorgan Indexes
Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy.
The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan's prior written approval.
© 2024, JPMorgan Chase & Co. All rights reserved.
Morningstar
®
Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-
date investment products. Each index is available in three risk profiles: aggressive, moderate, and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a
Morningstar company.
Morningstar
®
Target Risk Indexes: A series consisting of five asset allocation indexes that span the risk spectrum from conservative to aggressive. The securities selected for the asset allocation indexes are driven by the rules-based indexing methodologies that power Morningstar's comprehensive index family.
Aggressive Target Risk Index
Moderately Aggressive Target Risk Index
Moderate Target Risk Index
Moderately Conservative Target Risk Index
Conservative Target Risk Index
Note about Morningstar
®
Indexes
Neither any Morningstar company nor any of its information providers can guarantee the accuracy, completeness, timeliness, or correct sequencing of any of the information on this website, including, but not limited to, information originated by any Morningstar company, licensed by any Morningstar company from information providers, or gathered by any Morningstar company from other third-party sources (e.g., publicly available sources). ©2024 Morningstar
MSCI ACWI
®
: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.
MSCI ACWI
®
ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the
United States.
MSCI ACWI
®
ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by
MSCI; excludes the United States.
MSCI EAFE
®
Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and
Canada.
MSCI World ex USA Index
SM
: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM)
countries—excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France,
Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden,
Switzerland, and the United Kingdom.
MSCI World Index
SM
: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.
MSCI EAFE
®
Small Cap Index: An equity index which captures small cap representation across Developed Markets countries including Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands,
New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the UK around the world, excluding the U.S. and
Canada.

210 - Market Index Definitions - December 31, 2023 - Index Funds
MSCI EAFE
®
Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the U.S. and
Canada.
MSCI Emerging Markets
®
Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.
Note about MSCI Indexes
MSCI cannot and does not guarantee the accuracy, validity, timeliness or completeness of any information or data made available to you for any particular purpose. Neither MSCI, nor any of its affiliates, directors, officers, or employees, nor its successors or assigns, nor any third-party vendor, will be liable or have any responsibility of any kind for any loss or damage that you incur.
© 2024 MSCI Inc. All rights reserved.
NYSE Arca Tech 100 Index: A price-weighted index composed of common stocks and American Depository Receipts (“ADRs”
a form of equity security that was created specifically to simplify foreign investing for American investor) of technology-related companies listed on U.S. stock exchanges. This Index is maintained by the New York Stock Exchange, but also includes stocks that trade on exchanges other than the NYSE.
Note about NYSE Arca Index
“Archipelago
®
”, “ARCA
®
”, “ARCAEX
®
”, “NYSE
®
“, “NYSE ARCA
SM
” and “NYSE Arca Tech 100
SM
” are trademarks of the NYSE Group,
Inc. and Archipelago Holdings, Inc. and have been licensed for use by Nationwide Fund Advisors, on behalf of the Nationwide
NYSE Arca Tech 100 Index Fund. The Nationwide NYSE Arca Tech 100 Index Fund is not sponsored, endorsed, sold, or promoted by Archipelago Holdings, Inc. or by NYSE Group, Inc. Neither Archipelago Holdings, Inc. nor NYSE Group, Inc. makes any representation or warranty regarding the advisability of investing in securities generally, the Nationwide NYSE Arca Tech 100 Index to track general stock market performance.
Russell 1000
®
Index: A stock market index that represents the 1000 top companies by market capitalization in the Russell 3000
Index in the United States.
Russell 1000
®
Equal Weight Technology Index: Russell's industry equal weight index methodology equally weights each industry within the index and then equally weights the companies within each industry. Provides greater diversification benefits than traditional equal weighted indexes.
Russell 1000
®
Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000
®
Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000
®
Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the
U.S. equity universe; includes those Russell 1000
®
Index companies with lower price-to-book ratios and lower forecasted growth values.
Russell 2000
®
Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000
®
Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000
®
Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.
Russell 2000
®
Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the
U.S. equity universe; includes those Russell 2000
®
Index companies with lower price-to-book ratios and lower forecasted growth values.
Russell 2500
TM
Growth Index: An unmanaged index that measures the performance of the small to mid-cap growth segment of the US equity universe. Includes companies with higher growth earning potential.
Russell 3000
®
Growth Index: A market-capitalization weighted index based on the Russell 3000 Index. Includes companies that show signs of above-average growth.

Index Funds - December 31, 2023 - Market Index Definitions - 211
Russell 3000
®
Index: a capitalization-weighted stock market index, maintained by FTSE Russell, that seeks to be a benchmark of the entire U.S stock market.
Russell Midcap
®
Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap
®
Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell Midcap
®
Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap
®
Index companies with lower price-to-book ratios and lower forecasted growth values.
Note about Russell Indexes
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.
Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell
®
is a trademark of Russell Investment
Group.
S&P 500
®
Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.
S&P MidCap 400
®
(S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S.
companies (those with a market capitalization of $1.4 billion to $5.9 billion).
S&P North American Technology Sector Index
TM
: Represents U.S. securities classified under the GICS
®
information technology
sector as well as the internet & direct marketing retail, interactive home entertainment, and interactive media & services sub-
industries.
S&P Target Date
®
To Indexes: A series of 13 unmanaged, multi-asset class indexes consisting of the Retirement Income Index plus 12 indexes that correspond to a specific target retirement date (ranging from 2010 through 2065+). The series reflects a subset of target date funds, each of which generally has an asset allocation mix and glide path featuring relatively conservative total equity exposure near retirement and static total equity exposure after retirement. Each index in the series reflects varying levels of exposure to equities, bonds, and other asset classes and becomes more conservative with the approach of the target retirement date.
Note about S&P Indexes
Standard & Poor's Financial Services LLC or its affiliates (collectively, S&P) and any third-party providers, as well as their directors, officers, shareholders, employees, or agents do not guarantee the accuracy, completeness, timeliness, or availability of the content.
S&P parties are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, for the results obtained from the use of the content, or for the security or maintenance of any data input by the user. The content is provided on an "as is" basis. S&P Indexes are trademarks of Standard & Poor’s and have been licensed for use by Nationwide Fund Advisors.
The Products are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s does not make any representation regarding the advisability of investing in the Product. Copyright © 2024 by Standard & Poor's Financial Services
LLC.

P.O. Box 701
Milwaukee, WI 53201-0701
nationwide.com/mutualfunds
NAR-IDX (2-24)

Annual Report
December 31, 2023
Nationwide Variable Insurance Trust
Fixed Income Funds
NVIT Amundi Multi Sector Bond Fund
NVIT BNY Mellon Core Plus Bond Fund
NVIT Core Bond Fund
NVIT DoubleLine Total Return Tactical Fund
NVIT Federated High Income Bond Fund
NVIT Government Bond Fund
NVIT Government Money Market Fund
NVIT Loomis Short Term Bond Fund
(formerly, NVIT Short Term Bond Fund)
IMPORTANT INFORMATION
The SEC has adopted a new rule that will change how you receive your fund’s shareholder reports. Starting from July 2024, you will receive a paper summary report via mail that highlights key information about your fund. The full report and other details will be available online and delivered upon request. To help us with this transition and save paper, we encourage you to sign up for the e-delivery of your fund documents. By choosing e-delivery, you will get an email when your documents are online. You will also have access to an electronic archive of your documents.
We think this new rule will make it easier for you to review and monitor your fund investments. You can access the full report and other details online at
https://www.nationwide.com/personal/investing/mutual-funds/nvit-funds/
If you wish to receive reports and other Fund documents via eDelivery you may elect this option by contacting your financial intermediary (such as a broker-dealer or bank).

Nationwide Funds
®
Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.
Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the
Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.
This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.
Statement Regarding Availability of Quarterly Portfolio Holdings
The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at http://www.sec.gov . Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in
Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The
Trust also makes this information available to investors on http://nationwide.com/mutualfundsnvit or upon request without charge.
Statement Regarding Availability of Proxy Voting Record
Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies
(the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Funds’ proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at http://nationwide.com/mutualfundsnvit or (iii) on the SEC’s website at
http://www.sec.gov .
Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.
Variable annuities are issued by Nationwide Life Insurance Company, Columbus, Ohio. The general distributor for variable products is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio. NVIT Funds distributed by Nationwide
Fund Distributors LLC, member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by
Nationwide Fund Advisors, with the exception of Nationwide Asset Management, LLC, and are not affiliated with Morningstar, Inc.
Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance
Company. ©2024

Table of Contents
Message to Investors 1
Fund Commentaries 5
Shareholder Expense Example 43
Statements of Investments 46
Statements of Assets and Liabilities 120
Statements of Operations 128
Statements of Changes in Net Assets 132
Financial Highlights 144
Notes to Financial Statements 152
Report of Independent Registered Public Accounting Firm 185
Supplemental Information 186
Management Information 193
Market Index Definitions 196

Nationwide Variable Insurance Trust - December 31, 2023 - 1
Message to Investors
Dear Investor,
Over the past year, our business has remained committed to three cardinal principles -
collaboration, excellence, and disciplined leadership - as the guiding forces behind our operations. Despite market volatility, our focus has remained unwaveringly fixed on the business's long-term goals. Our success depends on strong relationships with our employees, management teams, and investors, and we are committed to creating long-term value with them. We operate with a forward-thinking mentality, utilizing innovative strategies to support our clients' long-term objectives. Further, our strong results for 2023 reflected our constant focus on the needs of our investors, the uniqueness and breadth of our services, and our industry expertise. Above all, we recognize that our customers' trust and confidence are vital. Therefore, we work diligently to earn and maintain it through consistent, dependable service.
Macro Commentary
For much of 2023, economic prognostications for 2023 enthralled investors with complex narratives subject to diverse interpretations. Throughout most of the reporting period, some market participants convinced themselves that a soft landing was empirically challenging to pull off, and therefore 2023 would usher in a recession. More specifically, fears of elevated wage growth, sticky inflation, and short-term inflation expectations reinforced each other in a feedback loop that caused angst among investors and the Federal Reserve ("Fed"). As such, one of the critical macroeconomic themes during the reporting period was whether the Fed could reduce sticky inflation while balancing the risk of raising rates too high, which would increase the probability of a recession, against the risk of raising rates too little, increasing the likelihood of inflation turning higher.
As 2023 transpired, investors likely realized the cornucopia of available economic data did not necessarily indicate an impending recession. As such, economic data delivered stronger-than-
expected results, and a positive disinflation trend helped investors realize that the Fed had likely cooled inflation measurably without inducing a recessionary shock to the economy, highlighting the peril of succumbing to overly pessimistic forecasts. Additionally, throughout most of 2023, market participants observed a resilient labor market with job growth that ended the year on a solid note; however, the pace of job gains slowed from the unsustainably high rates recorded in the first quarter of the reporting period. In other words, the foundational elements for a soft landing began to take shape in the latter part of 2023, helping to assuage investor angst that the Fed would remain too restrictive.
Better-than-expected economic data throughout most of the reporting period indicated that the
U.S. economy remained resilient. The underlying resilience led many economists to upgrade their outlooks, pushing off their recession forecasts from the first half of 2023 to the latter half of
2023 and even into early 2024. During the reporting period, the economic narrative unfolded as an intricate chess match featuring the bond market and the Fed as opposing players. As such, economic data releases became a nuanced battleground where the bond market and the Fed strategically vied for control to shape the narrative around the timing and magnitude of interest rate cuts.
Against this backdrop, the U.S. economy remained resilient during the reporting period despite a mild slowdown in employment and tighter credit conditions. For example, annualized U.S. gross

2 - December 31, 2023 - Nationwide Variable Insurance Trust
domestic product grew 2.2% in the first quarter of 2023, modestly increased by an annualized
2.1% rate in the second quarter and registered a blistering 4.9% annualized growth rate for the third quarter of 2023. Moreover, receding inflation likely boosted consumer spending and resilience, a key theme for 2023. Although consumer spending acted as a tailwind, investors focused on mounting consumer credit card debt and rising delinquencies due to higher financing costs. Nevertheless, lower headline inflation and a strong labor market during the reporting period suggested that healthy real disposable income growth supported consumption, a key driver of economic growth.
For much of 2023, the conversation surrounding inflation has demonstrably shifted; moreover, the pace of price increases eased considerably relative to a year ago; most recently, the
December consumer price index report helped confirm some strategists' conviction that the
Fed was likely done hiking interest rates.
Asset Class
Despite various economic challenges, the equity markets delivered respectable returns during the reporting period. If investors depended solely on economic headlines to make investment decisions, they might have felt discouraged about the market in 2023, just as they did in 2022.
For example, several U.S. banks failed, there was an increase in anxiety due to geopolitical risks, and investors were consistently worried about sticky inflation, among other things. Yet, despite the tumultuous headlines and horrid market backdrop of 2022, the S&P 500
®
Index (S&P
500) started the period with a modest cumulative return of 3.15% between January and March
23, 2023. Likewise, most of the S&P 500's return attribution resulted from multiple expansion.
To illustrate, the S&P 500's blended next twelve months price-to-earnings ratio swelled to over
19x in December from 16x at the beginning of the reporting period.
During most of the reporting period, the narrative revolved around the “Magnificent Seven,”
seven large-cap Technology and Communication Services stocks responsible for a majority of the S&P 500’s advance during the reporting period. Indeed, many investors preferred the group as the frenzy for generative artificial intelligence, trepidations from the regional banking crisis, and tighter financial conditions had investors chasing companies with higher-quality balance sheets. As such, the Magnificent Seven stocks delivered stunning returns in 2023 and significantly contributed to the massive outperformance of large caps in 2023. As of December
30th, 2023, these seven stocks comprised approximately 28% of the S&P 500 and had a median return of nearly 81% for the reporting period.
Despite some market participants' consternation over poor market breadth during the first half of 2023, the NASDAQ gained a respectable 37% return through July, handily outperforming the
S&P 500 and the Russell 2000
®
Index. Indeed, the narrow market breadth during the first half of the reporting period was a critical debate among the bears and bulls about whether the market was in a new bull market or something more nefarious, such as a bear market rally. Market participants had varying judgments on distinguishing a new bull market during the reporting period. Some believed that any 20% increase from a trough (such as the October 12, 2022, low for the S&P 500) qualified, while others argued that the market must surpass its prior peak
(on January 1, 2022, for the S&P 500). Despite the debate, on October 12, 2023, the S&P 500 marked its one-year anniversary from its bear market low on October 12, 2022, up more than
21%. Curiously, the bull market rally that began on October 12, 2022, was one of the weakest on record, where the average first year has seen the S&P 500 rally by nearly 39%, on average.
The equity market's narrowness broadened as the latter half of the reporting period unfolded.
Further, greater participation was a sign that a more solid fundamental backdrop might be forming for the market. Despite this, weaker seasonality in August and September remained a headwind for the market and dampened investor sentiment. Then, toward the last quarter of the reporting period, the market's journey from a somber symphony of dire market sentiment and bearish market positioning during the selloff from July through October orchestrated a crescendo that, come year-end, seamlessly transitioned into a triumphant year-end rally.

Nationwide Variable Insurance Trust - December 31, 2023 - 3
For example, from the October low through year-end, the Russell 2000
®
Index rallied 24% while
the S&P 500 Equal Weight Index surged 18%. The broadening of the rally, in part, the result of the Fed signaling on December 13th that disinflationary trends were sufficient to shift monetary policy toward easing in 2024, was a welcomed development as it gave the bulls confidence that the underlying resilience of the economy might finally shift toward other sectors of the market.
The year-end rally, or as some market participants coined it, the “everything rally,” saw global stock markets rally too, with the MSCI EAFE
®
Index finishing the period with a gain of nearly
18.24%. Likewise, the MSCI Emerging Markets
®
Index gained 9.8%.
Positive economic surprises, sustained disinflation, and Fed cuts lurking in 2024 drove a powerful year-end rally, with U.S. large-cap growth stocks delivering an impressive return in 2023. As such, The Russell 3000
®
Growth Index, relative to the Russell 3000
®
Value Index, had its best year since 1999.
Bond investors have had a challenging reporting period. The Fed remained resolute in quelling inflation, instability in the banking sector required government intervention, and tension over raising the debt ceiling led to heightened fears that the U.S. government might default. As such, the ICE BofA Move Index peaked at 198 in March but ended the reporting period at 114. After languishing during most of the reporting period, returns from fixed-income assets rebounded during the fourth quarter as yields fell, and the Fed signaled its willingness to move toward a more balanced approach to monetary policy.
The well-known spread between the 2-year and 10-year Treasury note yields ("2yr/10yr curve")
remained inverted during the reporting period, touching a low of -1.08% on July 3, 2023, and ending the reporting period at -0.35%. The re-steepening of the 2-year/10-year curve from
July to the end of the reporting period caused consternation among market participants. For example, the spike in long-term yields, which saw the 30-year fixed-rate mortgage hit its highest level since June 2000, exemplified the turbulence investors faced in the bond market.
Moreover, since June, longer-term interest rates advanced faster than short-term rates, an occurrence known as a "bear steepener." Then, the significant drop in the 10-year Treasury yield from 5.0% in mid-October to 3.9% just two months later removed a key overhang for the market, as the decrease in yields was likely the result of inflation easing back toward the Fed's target of 2%, removing the threat of the Fed needing to increase rates. As a result, relaxed financial conditions paved the way for a broad-based recovery of many market sectors that were previously vulnerable to higher rates.
As the market entered the final quarter of 2023, there was a sense of comfort that the Fed had concluded its interest rate hiking cycle. Investors, however, remained cautious about how long monetary policy would remain at restrictive levels - a key debate for the past two years. This apprehension amongst market participants slowly waned when softer inflation rates were reported in the U.S. and Europe, leading investors to believe central banks would begin preemptively cutting interest rates sometime in 2024. Moreover, the December Federal Open
Market Committee meeting, where the latest economic projections indicated that there would be three cuts in 2024, solidified market participants' beliefs that the Fed was no longer willing to risk the potential of overtightening, resulting in a potential policy error. Further, an essential shift in messaging occurred when Chair Powell did not push back on easing financial conditions and the bond market aggressively pricing in rate cuts starting in early 2024. In other words, looser financial conditions make it harder for the Fed to cool the economy and reduce inflation.
Nevertheless, fixed-income markets rallied at the end of the reporting period, bolstered by expectations of interest rate cuts, tightening credit spreads, and weakening dollar-supporting corporate earnings. As such, the Bloomberg
®
U.S. Aggregate Bond Index returned 5.53%
during the reporting period.
During the reporting period, investors faced significant risks that further solidified our belief in the importance of a well-crafted investment plan with a long-term focus. We remain dedicated to our investors and unwavering in our vigilance, seeking to successfully navigate even the most challenging investment environments. Your continued confidence and trust in us are

4 - December 31, 2023 - Nationwide Variable Insurance Trust
appreciated, and we are committed to helping you achieve your financial objectives. Thank you for entrusting us with your investments.
Sincerely,
Kevin T. Jestice
President and Chief Executive Officer
Nationwide Variable Insurance Trust
The following chart provides returns for various market segments for the twelve-month reporting period that ended December 31, 2023:
Index
Annual Total Return
(As of December 31, 2023)
Bloomberg
®
Emerging Markets USD Aggregate Bond 9.09%
Bloomberg
®
Municipal Bond 6.40%
Bloomberg
®
U.S. 1-3 Year Government/Credit Bond 4.61%
Bloomberg
®
U.S. 10-20 Year Treasury Bond 3.69%
Bloomberg
®
U.S. Aggregate Bond 5.53%
Bloomberg
®
U.S. Corporate High Yield 13.44%
MSCI
®
EAFE 18.24%
MSCI
®
Emerging Markets 9.83%
MSCI
®
ACWI ex USA 15.62%
Russell 1000
®
Growth 42.68%
Russell 1000
®
Value 11.46%
Russell 2000
®
16.93%
S&P 500
®
26.29%
Nasdaq Composite 44.64%
Russell 3000
®
Growth 41.21%
Russell 3000
®
Value 11.66%
Source: Morningstar

NVIT Amundi Multi Sector Bond Fund - December 31, 2023 - Fund Commentary - 5
For the annual period ended December 31, 2023, the NVIT Amundi Multi Sector Bond Fund Class I returned 8.70% versus
5.53% for its benchmark, the Bloomberg
®
U.S. Aggregate Bond Index. For broader comparison, the return for the Fund's closest
Morningstar peer category, Multisector Bond (consisting of 35 investments as of December 31, 2023), was 8.70% for the same period. Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total Return chart in this report's Fund Performance section.
The Fund returned 8.70% for the 12-month period and outperformed the Bloomberg US Aggregate Bond Index return of 5.53%.
The market environment over the past year was defined by the Federal Reserve (“Fed”) continued aggressive measures to tame inflation and the market’s fluctuating expectations surrounding future Fed Funds rate paths. In addition, there was an abundance of market moving events including two wars, oil price fluctuations and U.S. budgetary negotiations, resulting in rating agency pressures and a small-scale regional banking crisis. As a result, both interest rates and credit spreads experienced heightened levels of volatility. The Fund’s positioning was tactically adjusted with caution throughout this evolving macro environment to reflect our outlook and our views on the environment coupled with valuations.
The beginning of the performance period was defined by continued Fed rate hikes and corresponding falling inflation prints. With monetary policy seemingly working, risk markets thrived, pushing investment grade corporate spreads from 130 basis points
(“bps”) over Treasuries to a low of 115 bps in February. High yield corporate spreads followed suit, tightening from 469 bps at the start of the period to 385 bps at February lows. The macro environment changed in early March - set off by the failures of two regional banking institutions which spurred fears of contagion. Volatility within the regional banking sector caused market expectations to shift from soft landing scenarios to hard landing scenarios, effectively wiping out the spread gains from the previous periods. The market stress led to falling rate expectations and a bull-steepening yield in the curve. By summer, contagion fears stemming from the banking industry were mostly quelled and the market returned its attention to the inflation story. Despite continued cooling inflation numbers, sticky wage pressures and consumer spending levels drove concerns of more hawkish Fed action, pushing Treasury yields toward 20-year highs. While the 10-year Treasury yield closed on December 31, 2023 at the same level of 3.88% as it started at on December 31, 2022, 10-year yields had reached a high of 4.99% in mid-October, showcasing the elevated levels of volatility for long-only fixed income investors.
During the reporting period, both interest rates and credit spreads oscillated heavily. The NVIT Amundi Multi Sector Fund was successful in dampening much of this volatility through dynamic portfolio management. The portfolio managers increased hedge levels after rallies and reduced hedge levels after risk-off periods, effectively blending downside risk management with excess total return targeting. Interest rate derivatives generated positive returns for the period, while credit hedges (CDX) and currency hedges
(FX) detracted during the period. The Fund continues to hold various levels of interest rate, currency, and credit spread hedges.
During the period, a majority of the Fund’s major cash bond sectors generated positive total returns. Relative to like-duration
Treasuries, the investment grade corporate sector was the largest contributor, followed by the residential mortgage credit sector, and the high yield corporate sector. Within the corporate sector, an overweight to large multi-national banking institutions and an avoidance of small regional banking exposure aided relative returns. Securitized exposure was focused within U.S. consumer sectors which were buoyed by resetting floating rate coupons, strong employment fundamentals, and resilience in the U.S. housing markets despite rising mortgage rates. Insurance Linked Securities / Catastrophe Bonds, which receive coupon payments in return providing protection against a diversified basket of insured perils, contributed meaningfully despite their modest weighting in the portfolio. Detractors for the period included corporate credit hedges, currency hedges, and certain exposures within Commercial
Mortgage-Backed Securities (“MBS”). Corporate credit hedges generated negative returns due to strong investor risk appetite during the period which led to tightening credit spreads. Within the portfolio’s Commercial Mortgage-Backed Securities (“CMBS”)
holdings, Conduit CMBS modestly detracted from performance as risk premiums for retail and office building collateral expanded.
Although there were limited instances of below investment grade individual securities with challenged liquidity during the period, overall portfolio liquidity remains relatively robust.
The U.S. economy grew faster in 2023 than many forecasted. Growth has been supported by robust consumer spending and favorable shifts in the supply side of the economy: activity bottlenecks have eased, and labor supply has been supported by expanding labor force participation and immigration. These tailwinds are fading, however, signs of consumer “exhaustion” are increasing (lower savings rates, higher loan delinquencies, higher credit card balances, etc.), and the cumulative effect of tighter financial conditions (higher interest rates and tighter lending standards) will likely weigh on aggregate demand. Survey data focused on the outlooks of businesses and consumers have already turned down and we think hard data will likely follow in coming quarters. We remain relatively cautious on corporate credit and securitized credit exposure, with an up in quality bias given narrower-than-average spreads and elevated prospects for a slowing economy on the horizon. We believe a tactical approach to management is especially valuable in 2024 as the market narrative evolves, potentially spurring further volatility.
The Fund did not experience any liquidity events that had a material impact on the performance.

6 - Fund Commentary - December 31, 2023 - NVIT Amundi Multi Sector Bond Fund
Subadviser:
Amundi Asset Management US, Inc.
Portfolio Managers:
Jonathan M. Duensing, CFA
The Fund is subject to the risks of investing in fixed-income securities, including default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may also invest in high- yield bonds, which are more volatile and are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-
quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims-paying ability of the issuing company. The Fund may invest in corporate loans (which have speculative characteristics and are high risk). The Fund may invest in sovereign debt (a governmental entity may delay or refuse to pay interest or repay principal).
The Fund may concentrate on specific countries, subjecting it to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and illiquidity and are highly volatile). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities), including currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets. Please refer to the most recent prospectus for a more detailed explanation of the
Fund’s principal risks.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

NVIT Amundi Multi Sector Bond Fund - December 31, 2023 - Fund Commentary - 7
z
Asset Allocation
1
Corporate Bonds 63.1%
Collateralized Mortgage Obligations 14.6%
Repurchase Agreements 7.7%
Commercial Mortgage-Backed Securities 7.6%
Asset-Backed Securities 7.3%
Convertible Bond 0.7%
Loan Participation 0.6%
Foreign Government Security 0.4%
Common Stocks 0.2%
Supranational 0.1%
Warrant
†
0.0%
Forward Currency Contracts
†
(0.0)%
Futures Contracts (1.0)%
Credit Default Swaps (1.8)%
Other assets in excess of liabilities 0.5%
100.0%
Top Industries
2
Banks 14.5%
Oil, Gas & Consumable Fuels 6.2%
Financial Services 6.1%
Consumer Finance 5.1%
Insurance 4.7%
Hotels, Restaurants & Leisure 3.3%
Capital Markets 3.3%
Passenger Airlines 2.4%
Media 2.3%
Food Products 1.6%
Other Industries
#
50.5%
100.0%
Top Holdings
2
FHLMC STACR Trust, 16.45%, 10/25/2048 1.4%
Oaktown Re III Ltd., 9.80%, 7/25/2029 1.4%
Darden Restaurants, Inc., 6.30%, 10/10/2033 1.3%
Charter Communications Operating LLC, 6.65%,
2/1/2034 1.3%
Eagle RE Ltd., 9.59%, 4/25/2034 1.1%
SLG Office Trust, 2.85%, 7/15/2041 1.1%
General Motors Financial Co., Inc., 6.40%, 1/9/2033 1.0%
Corporate Office Properties LP, 2.90%, 12/1/2033 1.0%
Nomura Holdings, Inc., 5.61%, 7/6/2029 1.0%
Bank of Nova Scotia (The), 4.59%, 5/4/2037 1.0%
Other Holdings
#
88.4%
100.0%
†
Amount rounds to less than 0.1%.
#
For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

8 - Fund Commentary - December 31, 2023 - NVIT Amundi Multi Sector Bond Fund
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class I 8.70% 4.89% 3.75% 10/31/1997
Bloomberg
®
U.S.
Aggregate Bond Index 5.53% 1.10% 1.81%
Blended Index
*
7.42% 1.67% 2.15%
Expense Ratios
Expense
Ratio
^
Class I 0.82%
*
The Blended Index comprises 60% Citigroup US Broad Investment-Grade Bond Index, 15% Citigroup US High-Yield Market Index,
15% Citigroup World Government Bond Index (Unhedged) and 10% JPMorgan Emerging Market Bond Index.
^
Current effective prospectus dated May 1, 2023. Please see the Fund’s most recent prospectus for details. Please refer to the
Financial Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

NVIT Amundi Multi Sector Bond Fund - December 31, 2023 - Fund Commentary - 9
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class I shares of the NVIT Amundi Multi Sector Bond Fund versus performance of the Bloomberg
®
U.S. Aggregate Bond Index and the Blended Index* over the 10-year period ended 12/31/23. Unlike the Fund, the performance of these indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.
* The Blended Index comprises 60% Citigroup US Broad Investment-Grade Bond Index, 15% Citigroup US High-Yield Market
Index, 15% Citigroup World Government Bond Index (Unhedged) and 10% JPMorgan Emerging Market Bond Index.

10 - Fund Commentary - December 31, 2023 - NVIT BNY Mellon Core Plus Bond Fund
For the annual period ended December 31, 2023, the NVIT BNY Mellon Core Plus Bond Fund Class Y returned 7.63% versus
5.53% for its benchmark, the Bloomberg U.S. Aggregate Bond Index. For broader comparison, the return for the Fund's closest
Morningstar peer category, Intermediate Core-Plus Bond (consisting of 115 investments as of December 31, 2023), was 6.14% for the same period. Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total
Return Chart in this report's Fund Performance section.
In 2023, it became apparent that the inflation surge that took off in 2022 had peaked and begun to reverse course. The Federal
Reserve continued to increase interest rates by 0.25% on four different occasions in 2023 before peaking at its July meeting. It became clear that the battle against inflation was being won as markets began to anticipate, potentially prematurely, a forthcoming easing cycle starting in 2024, leading bond yields substantially lower in the fourth quarter. That trend has been supported by moderating economic growth. 10-year U.S. Treasury yields ranged between approximately 3.3% and 4.0% for the first half of 2023 before steadily moving higher, reaching nearly 5% in October; they fell rapidly to 3.9% at the end the year, which is almost exactly where they began. Inflation continued to decline, ending the year at 3.4% with core at 3.9%. This result was despite a lack of pain in the labor market or a recession. Jobs gains were impressive throughout the year. The unemployment rate was relatively steady, fluctuating between 3.4% - 3.8%, while wage growth moderated from 5% to 4% year-on-year.
Risk assets had notably strong performance in 2023. Periodic bouts of volatility occurred throughout the year given regional banking sector concerns in the spring, a debt ceiling standoff in the summer, and concerns surrounding a glut of treasury supply in the fall. Despite all of that, both equity and credit markets generated strong performance overall, notably so in the last two months of the year.
The Bloomberg U.S. Aggregate Corporate Index spread tightened by 31 basis points (bps) over the year, and high yield (HY)
markets were particularly strong, narrowing by over 140 bps. Equity markets were strong, particularly in technology stocks benefiting from an expectation of growth resulting from Artificial Intelligence adoption. The Bloomberg U.S. IG Corporate Index had an excess return of 455 bps. Communications generally, and media entertainment particularly, led the way along with basic industries, oil field services and midstream energy companies, as well as tobacco and financial companies. In a strong year generally, all sectors contributed positively, although construction machinery, banking, retailers, integrated energy companies, and consumer products companies were among the least positive performers.
For the period ending December 31, 2023, the NVIT BNY Mellon Core Plus Bond Fund outperformed its benchmark, the Bloomberg
U.S. Aggregate Bond Index, by 210 bps.
The dominant source of excess return was our asset allocation decisions. The primary drivers were the under allocation to
Government sectors and the overweight allocation to Investment Grade corporates and High Yield corporate bonds. Emerging
Markets was also a modest positive contributor. Selection was also a significant source of excess returns. Selection was strong in both U.S. and non-U.S. developed corporate bonds held in the Fund. Our shorter dated high yield exposure contributed strongly while it muted portfolio return volatility. Mortgage-Backed Security (“MBS”) selection was slightly negative in performance due to our exposure to its higher coupon investments. Finally, Duration and Yield curve also contributed to performance as the Fund was positioned to benefit from the underweight to duration at the beginning of the year and modest overweight positioning in the fourth quarter of the year when rates rallied.
Looking ahead, while gross domestic product growth is likely to be weaker in 2024, we believe the path is more likely to be positive than negative. The pace of inflation is expected to continue declining towards the Federal Reserve (“Fed”) target in 2024. The Fed has indicated three rate cuts in 2024. As U.S. Treasury yields have fallen substantially in November and December, there may be limited scope for them to decline significantly further over the course of 2024, given our base case for the economy. Although fixed income yields are attractive, valuations in spread markets remain fair in performance. Momentum remains strong for durable income sources while economic fundamentals remain resilient albeit moderating. This backdrop remains constructive for credit.
We retain an active approach to credit selection, aiming to benefit from the ability to exploit the distortions within the credit markets and the single-name dispersion at a security selection level.
The only derivatives used within the Fund were U.S. interest rate futures, which are used for hedging purposes.
The Fund did not experience any liquidity events that had a material impact on performance.
Subadviser:
Insight Investment
Portfolio Managers:
Gautam Khanna, and James DiChiaro

NVIT BNY Mellon Core Plus Bond Fund - December 31, 2023 - Fund Commentary - 11
The Fund is subject to the risks of investing in fixed-income securities, including default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund invests in high-yield securities, which are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds.
Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims-paying ability of the issuing company. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities, all of which are magnified in emerging markets). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
Bloomberg
®
and its indexes are service marks of Bloomberg Finance L.P. and its affiliates including Bloomberg Index Services
Limited, the administrator of the index, and have been licenses for use for certain purposes by Nationwide. Bloomberg is not affiliated with Nationwide, and Bloomberg does not approve, endorse, review or recommend this product. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any date or information relating to this product.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

12 - Fund Commentary - December 31, 2023 - NVIT BNY Mellon Core Plus Bond Fund
Asset Allocation
1
Corporate Bonds 48.4%
Mortgage-Backed Securities 27.3%
U.S. Treasury Obligations 12.3%
Asset-Backed Securities 8.0%
Repurchase Agreements 3.5%
Collateralized Mortgage Obligations 1.3%
Commercial Mortgage-Backed Securities 0.7%
Foreign Government Securities 0.5%
Municipal Bonds 0.4%
Futures Contracts 0.2%
Liabilities in excess of other assets (2.6)%
100.0%
Top Industries
2
Banks 7.1%
Oil, Gas & Consumable Fuels 6.9%
Electric Utilities 2.6%
Consumer Finance 2.5%
Capital Markets 2.3%
Insurance 1.7%
Media 1.6%
Diversified Telecommunication Services 1.6%
Aerospace & Defense 1.5%
Semiconductors & Semiconductor Equipment 1.3%
Other Industries
#
70.9%
100.0%
Top Holdings
2
U.S. Treasury Notes, 0.88%, 9/30/2026 3.3%
U.S. Treasury Bonds, 1.75%, 8/15/2041 1.5%
U.S. Treasury Bonds, 3.13%, 8/15/2044 1.1%
U.S. Treasury Bonds, 2.38%, 5/15/2051 1.1%
U.S. Treasury Notes, 2.88%, 5/31/2025 1.0%
FHLMC UMBS, 4.50%, 6/1/2052 0.9%
FNMA UMBS, 4.50%, 7/1/2052 0.9%
FHLMC UMBS, 2.50%, 6/1/2051 0.9%
FNMA UMBS, 2.50%, 3/1/2036 0.9%
FHLMC UMBS, 6.00%, 10/1/2053 0.8%
Other Holdings
#
87.6%
100.0%
# For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.
1 Percentages indicated are based upon net assets as of December 31, 2023.
2 Percentages indicated are based upon total investments as of December 31, 2023.

NVIT BNY Mellon Core Plus Bond Fund - December 31, 2023 - Fund Commentary - 13
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class I 7.40% 2.08% 2.14% 3/24/2008
Class II 7.17% 1.82% 1.90% 3/24/2008
Class P 7.36% N/A (3.83)% 9/22/2021
Class Y 7.63% 2.23% 2.30% 3/24/2008
Bloomberg
®
U
.S. Aggregate
Bond Index 5.53% 1.10% 1.81%
Expense Ratios
Gross
Expense
Ratio
^
Net
Expense
Ratio
^
Class I 0.64% 0.63%
Class II 0.89% 0.88%
Class P 0.74% 0.73%
Class Y 0.49% 0.48%
N/A — Not Applicable.
^
Current effective prospectus dated May 1, 2023. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2024. Please see the Fund’s most recent prospectus for details. Please refer to the Financial
Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

14 - Fund Commentary - December 31, 2023 - NVIT BNY Mellon Core Plus Bond Fund
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class Y shares of the NVIT BNY Mellon Core Plus Bond Fund versus performance of the Bloomberg
®
U.S. Aggregate Bond Index over the 10-year period ended 12/31/23. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

NVIT Core Bond Fund - December 31, 2023 - Fund Commentary - 15
For the annual period ended December 31, 2023, the NVIT Core Bond Fund Class Y returned 5.36% versus 5.53% for its benchmark, the Bloomberg
®
U.S. Aggregate Bond Index. For broader comparison, the return for the Fund's closest Morningstar peer category, Intermediate Core Bond (consisting of 109 investments as of December 31, 2023), was 5.55% for the same period.
Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total Return chart in this report's Fund Performance section.
In 2023, interest rates began to stabilize as the Federal Reserve (“Fed”) slowed the rate hikes in its continued efforts to tamp down inflation. A banking crisis in the beginning of the year was marked by the failure of several large banks due to deposit runs and questionable assets and liability management practices; ultimately it was resolved by the Fed with a term lending facility. The Fed’s restrictive monetary policy was offset by accommodative fiscal policy allowing strong growth in the economy while the risk assets also performed well. Fiscal spending was mainly driven by high interest expense and led to more Treasury coupon issuance, which pushed 10-year Treasury yields up to 5% by the end of October, the highest level since 2007. This rate volatility had a negative impact on Agency Mortgage-Backed Securities ("MBS”), which significantly underperformed Treasuries. In the final months of the year, interest rates fell sharply due to a faster-than-expected drop in inflation and the U.S. Treasury’s decision to reduce coupon issuance in favor of T-bill issuance. The drop-in rates had a positive impact on risk assets like fixed income spread products and equities. Bond returns rebounded sharply, especially Agency MBS, long Treasuries, and corporates.
Investment grade corporates and collateralized loan obligations were the primary contributors to performance. Agency MBS and non-Agency housing MBS also contributed positively. The Fund’s underweight position in Treasuries was the weakest asset class to performance. Commercial mortgage-backed securities also detracted. The Fund continues to maintain an underweight to
Treasuries and an overweight to investment grade credit and structured products.
During the year, the Fund employed derivatives, specifically Treasury futures, to manage duration and yield curve exposure.
Futures are an efficient means by which the portfolio manager hedges the Fund’s exposure to changes in interest rates. Overall, futures contributed negatively to performance in 2023.
Over 75% of the investments in the NVIT Core Bond are rated single-A or higher.
The Fund did not experience any liquidity events during the period.
Subadviser:
Nationwide Asset Management, LLC
Portfolio Managers:
Gary S. Davis, CFA; and Corsan Maley
The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). Funds that invest in high-yield securities are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds.
They are also subject to the claims-paying ability of the issuing company. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund is also subject to risk from the use of derivatives, as many derivatives create investment leverage and are highly volatile. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
Bloomberg
®
and its indexes are service marks of Bloomberg Finance L.P. and its affiliates including Bloomberg Index Services
Limited, the administrator of the index, and have been licenses for use for certain purposes by Nationwide. Bloomberg is not affiliated with Nationwide, and Bloomberg does not approve, endorse, review, or recommend this product. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any date or information relating to this product.
A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

16 - Fund Commentary - December 31, 2023 - NVIT Core Bond Fund
10
Asset Allocation
1
Corporate Bonds 29.5%
U.S. Treasury Obligations 27.3%
Mortgage-Backed Securities 27.3%
Asset-Backed Securities 6.4%
Repurchase Agreements 1.1%
Commercial Mortgage-Backed Securities 1.0%
Collateralized Mortgage Obligations 0.9%
Municipal Bonds 0.9%
U.S. Government Agency Security 0.8%
Futures Contracts 0.2%
Credit Default Swaps
†
(0.0)%
Other assets in excess of liabilities 4.6%
100.0%
Top Industries
2
Electric Utilities 5.7%
Banks 4.9%
Capital Markets 2.3%
Oil, Gas & Consumable Fuels 1.9%
Ground Transportation 1.0%
Aerospace & Defense 0.9%
Biotechnology 0.8%
Pharmaceuticals 0.8%
Health Care Providers & Services 0.7%
Specialty Retail 0.7%
Other Industries
#
80.3%
100.0%
Top Holdings
2
U.S. Treasury Bonds, 2.38%, 2/15/2042 2.6%
FHLMC UMBS, 2.00%, 3/1/2052 2.5%
U.S. Treasury Bonds, 2.25%, 2/15/2052 2.3%
U.S. Treasury Notes, 3.63%, 5/15/2026 2.0%
FHLMC UMBS, 5.00%, 1/1/2053 1.8%
U.S. Treasury Notes, 1.00%, 12/15/2024 1.8%
FNMA UMBS, 2.50%, 2/1/2052 1.7%
FHLMC UMBS, 4.00%, 8/1/2052 1.7%
U.S. Treasury Notes, 4.25%, 12/31/2024 1.5%
U.S. Treasury Notes, 1.25%, 12/31/2026 1.5%
Other Holdings
#
80.6%
100.0%
†
Amount rounds to less than 0.1%.
#
For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

NVIT Core Bond Fund - December 31, 2023 - Fund Commentary - 17
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class I 5.19% 0.70% 1.69% 3/24/2008
Class II 5.05% 0.47% 1.44% 3/24/2008
Class Y 5.36% 0.84% 1.83% 3/24/2008
Bloomberg
®
U.S.
Aggregate Bond Index 5.53% 1.10% 1.81%
Expense Ratios
Expense
Ratio
^
Class I 0.59%
Class II 0.84%
Class Y 0.44%
^
Current effective prospectus dated May 1, 2023. Please see the Fund’s most recent prospectus for details. Please refer to the
Financial Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

18 - Fund Commentary - December 31, 2023 - NVIT Core Bond Fund
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class Y shares of the NVIT Core Bond Fund versus performance of the
Bloomberg
®
U.S. Aggregate Bond Index over the 10-year period ended 12/31/23. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

NVIT DoubleLine Total Return Tactical Fund - December 31, 2023 - Fund Commentary - 19
For the annual period ended December 31, 2023, the NVIT DoubleLine Total Return Tactical Fund Class I returned 6.02% versus
5.53% for its benchmark, the Bloomberg
®
U.S. Aggregate Bond Index. For broader comparison, the return for the Fund's closest
Morningstar peer category, Intermediate Core-Plus Bond (consisting of 115 investments as of December 31, 2023), was 6.14% for the same period. Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total
Return chart in this report's Fund Performance section.
The Fund outperformed the Bloomberg U.S. Aggregate Bond Index return of 5.53% for the calendar year of 2023. Market participants forecasted a U.S. recession where rates would fall, and traditional fixed income would outperform riskier credit. Instead, 2023 was a year in which growth persisted, driven by a strong consumer. The Federal Reserve (“Fed”) hiked the target Federal Funds Rate
(“FFR”) to its highest level since 2007 and riskier assets outperformed. Through October, traditional fixed income returns were modestly negative, but strong November and December returns flipped traditional fixed income sectors positive for the year. Lower credit-quality sectors and floating rate sectors, including high yield (“HY”) corporate credit, bank loans, and collateralized loan obligations (“CLOs”), outperformed other traditional fixed income asset classes.
This year was marked by a series of macroeconomic events that tested consumer and private sector resilience. China reopened its borders to international travel in January, after three years of COVID-19 related isolation policies. Instead of a robust recovery, as much of the world experienced after its pandemic reopening, the Chinese economy faced weak growth, deflation, a real estate crisis and mass unemployment among young adults. In March, the U.S. and European banking systems were shaken up by several banks’ failures as short-term rates reached the highest in decades and caused significant outflows from traditional bank deposited into money market funds and attractive alternatives. By late summer, Fitch Ratings downgraded the U.S. bond credit rating from AAA to AA+, citing an “erosion of government” manifested in the country’s debt ceiling impasses. In October, the
Palestinian militant group, Hamas, launched a surprise attack on Israel involving an incursion of armed militants across the border by land, air, and sea. The risk that such war escalates and becomes a regional conflict remains high. Lastly, as a continuation of the aggressive monetary tightening in 2022, the Fed hiked the FFR in 2023 by one hundred basis points ultimately bringing the rate to a target range of 5.25% - 5.50%.
Over the twelve-month period, every sector within the portfolio generated positive returns. Relative outperformance during the year was driven by the Fund’s overweight allocation to credit, which generally outperformed the Investment Grade Corporate Credit
(“IGC’) within the benchmark. The top-performing sectors within the Fund were corporate credit such as IGC, High Yield (“HY”), and Emerging Market (“EM”) debt. HY and IGC experienced spread tightening driven by the surprisingly strong U.S. consumer.
EM debt experienced spread tightening and benefitted from a weaker U.S. Dollar. Short duration sectors such as Asset-Backed
Securities (“ABS”), Collateralized Loan Obligations (“CLOs”) and bank loans also contributed to performance. CLOs and bank loans benefitted from high interest due to their floating rate structure while ABS benefitted from spread compression.
The sectors that generated the lowest returns over the period were U.S. Treasuries, non-Agency Commercial Mortgage-Backed
Securities (“CMBS”), and Agency Mortgage-Backed Securities (“MBS”). The government-related assets, such U.S. Treasuries and
Agency MBS, suffered from the elevated rate volatility over the period. On the other hand, non-Agency CMBS experienced spread widening as the market struggled with higher borrowing costs, lower valuations, and economic uncertainty.
As of the end of the year, the Fund was positioned defensively with respect to duration while upholding an overweight allocation towards credit. As of December 31, 2023, the Fund had a duration of 5.9 years versus the benchmark duration of 6.2. In terms of asset allocation, we favor high quality credit assets in this environment and continue to utilize paydowns to systematically upgrade the quality of the portfolio’s credit holdings.
The Fund did not invest in derivatives during the year and there were no material liquidity events that impacted Fund performance.
Subadviser:
DoubleLine Capital LP
Portfolio Managers:
Jeffrey E. Gundlach and Jeffrey J. Sherman, CFA
The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). Funds that invest in high-yield securities are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds.
They are also subject to the claims paying ability of the issuing company. The Fund may invest in corporate loans (which have speculative characteristics and are high risk). The Fund may invest in sovereign debt (a governmental entity may delay or refuse to

20 - Fund Commentary - December 31, 2023 - NVIT DoubleLine Total Return Tactical Fund
pay interest or repay principal). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund is non-diversified and may concentrate on specific sectors or countries, subjecting it to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and illiquidity and are highly volatile).
Bloomberg
®
and its indexes are service marks of Bloomberg Finance L.P. and its affiliates including Bloomberg Index Services
Limited, the administrator of the index, and have been licensed for use for certain purposes by Nationwide. Bloomberg is not affiliated with Nationwide, and Bloomberg does not approve, endorse, review, or recommend this product. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any date or information relating to this product.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

NVIT DoubleLine Total Return Tactical Fund - December 31, 2023 - Fund Commentary - 21
Asset Allocation
1
Mortgage-Backed Securities 20.3%
U.S. Treasury Obligations 19.9%
Collateralized Mortgage Obligations 19.5%
Asset-Backed Securities 17.0%
Corporate Bonds 12.3%
Commercial Mortgage-Backed Securities 5.8%
Investment Company 2.0%
Foreign Government Securities 0.2%
Other assets in excess of liabilities 3.0%
100.0%
Top Industries
2
Banks 1.7%
Oil, Gas & Consumable Fuels 1.2%
Electric Utilities 0.9%
Hotels, Restaurants & Leisure 0.7%
Health Care Providers & Services 0.6%
Media 0.4%
Insurance 0.4%
Capital Markets 0.4%
Consumer Finance 0.3%
Food Products 0.3%
Other Industries 93.1%
100.0%
Top Holdings
2
U.S. Treasury Bonds, 4.75%, 11/15/2053 6.1%
U.S. Treasury Bonds, 4.75%, 11/15/2043 4.5%
FNMA, 2.08%, 10/1/2033 2.6%
U.S. Treasury Bonds, 4.13%, 8/15/2053 2.5%
FHLMC Pool, 4.09%, 9/1/2032 2.1%
DoubleLine Floating Rate Fund, Class I 2.0%
GNMA, 3.50%, 5/20/2051 2.0%
FNMA, 4.50%, 1/25/2041 1.8%
FNMA UMBS, 2.50%, 11/1/2050 1.4%
FNMA UMBS, 3.00%, 8/1/2050 1.3%
Other Holdings 73.7%
100.0%
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

22 - Fund Commentary - December 31, 2023 - NVIT DoubleLine Total Return Tactical Fund
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class I 6.02% 0.49% 0.45% 10/16/2017
Class II 5.66% 0.19% 0.20% 10/16/2017
Class Y 6.05% 0.59% 0.58% 10/16/2017
Bloomberg
®
U.S.
Aggregate Bond Index 5.53% 1.10% 0.90%
Expense Ratios
Gross
Expense
Ratio
^
Net
Expense
Ratio
^
Class I 0.97% 0.85%
Class II 1.22% 1.00%
Class Y 0.72% 0.60%
^
Current effective prospectus dated May 1, 2023. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2024. Please see the Fund’s most recent prospectus for details. Please refer to the Financial
Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

NVIT DoubleLine Total Return Tactical Fund - December 31, 2023 - Fund Commentary - 23
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class I shares of the NVIT DoubleLine Total Return Tactical Fund from inception through 12/31/23 versus performance of the Bloomberg
®
U.S. Aggregate Bond Index for the same period. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

24 - Fund Commentary - December 31, 2023 - NVIT Federated High Income Bond Fund
For the annual period ended December 31, 2023, the NVIT Federated High Income Bond Fund Class I returned 13.13% versus
13.44% for its benchmark, the Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index. For broader comparison, the return for the Fund's closest Morningstar peer category, High Yield Bond (consisting of 88 investments as of December 31, 2023), was
12.19% for the same period. Performance for the Fund's other share classes versus the benchmark is included in the Average
Annual Total Return chart in this report's Fund Performance section.
The major factors influencing markets during the period under review were the economy and the trajectory of interest rates. From the start of the year, the economy proved resilient despite a number of indicators signaling potential weakness on the horizon. The labor market continued to show strength throughout the year with solid job creation and low levels of unemployment. Corporate earnings, while off their peak, proved to be stronger than expected. A regional banking crisis in March temporarily stalled a risky rally. The resilient economy forced the Federal Reserve (“Fed”) to continue to push short rates higher and signal that a regime of
“higher for longer” may be called for in the fight against inflation. As a result, the Fed raised interest rates four times over the course of the year and longer-term interest rates followed suit. On the other side, driven by increasing conviction that the Fed’s cycle of raising rates had come to an end on the back of falling inflation (which more than halved in the period), interest rates peaked in
October and declined significantly in November and December. This was exacerbated by dovish Fed’s commentary at the last policy meeting of the year that suggested a pivot was drawing near and signaling three interest rate cuts in 2024. For example, the
5-year U.S. Treasury yield began the year at 3.9%, peaked near 5% in late October and declined back to 3.85% to end the year slightly lower. With no recession in 2023 and the market betting on a soft landing in 2024, risk assets rallied, and spreads ended the year tighter. The overall impact of these factors can be illustrated by the change in credit spreads between the Credit Suisse
High Yield Bond Index and U.S. Treasury securities with similar maturities which began the period at 499 basis points (“bps) and ended the fiscal year at 363 bps.
Within the high yield market, major industry sectors that substantially outperformed the benchmark during the reporting period included: Leisure, Retailers, Finance Companies, Building Materials and Other Industrials. Major industry sectors that substantially underperformed the benchmark during the reporting period included: Wirelines, Pharmaceuticals, Airlines, Electric Utilities and
Aerospace & Defense. From a quality perspective, the CCC-rated sector led the way with a total return of 19.84% followed by the
B-rated sector at 13.78%. The BB-rated sector lagged with a return of 11.56%.
The Fund underperformed the benchmark during the period. Security selection in the Media & Entertainment and Electric Utilities
industry sectors negatively contributed to performance in 2023. Further, the Fund’s underweight to the outperforming Leisure and Retailers sectors detracted from the Fund’s performance versus the benchmark in the period. The Fund’s cash position also negatively impacted performance in 2023 given the strong absolute returns of the Index. The three securities held by the Fund that detracted the most to performance in the reporting period were Enviva Inc, ARD Finance SA/Ardagh Packaging Finance, and
iHeartCommunications. The Fund continues to retain positions in each of these issuers at the end of the period.
Security selection in each of the Chemicals, Technology, Building Materials, Diversified Manufacturing, Consumer Cyclical Services,
and Insurance – P&C sectors positively contributed to performance of the Fund in 2023. Additionally, the Fund’s underweight to the poorly performing Wireline Telecommunications sector positively contributed to performance in the period. The three securities held by the Fund that contributed the most to the Fund’s performance in the period were NFP Corp, Diamond BC, and Dornoch
Debt Merger Sub. The Fund continues to retain positions in each of these three issuers at the end of the period. It was announced towards the end of the year that NFP Corp would be acquired by Aon PLC.
The Fund’s total return for the period reflects actual cash flows, transaction costs and expenses which were not reflected in the total return of the benchmark.
The Fund did not invest in derivatives during the reporting period and there were no liquidity events in the reporting period that materially impacted the performance.
Subadviser:
Federated Investment Management Company
Portfolio Managers:
Mark Durbiano, CFA and Randy Stuckwish, CFA
The Fund is subject to the risks of investing in fixed-income securities (including high-yield bonds), and including default risk and interest rate risk. Funds that invest in high-yield securities are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims paying ability of the issuing company. The Fund may invest in more-aggressive

NVIT Federated High Income Bond Fund - December 31, 2023 - Fund Commentary - 25
investments such as derivatives (which create investment leverage and are highly volatile). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

26 - Fund Commentary - December 31, 2023 - NVIT Federated High Income Bond Fund
Asset Allocation
1
Corporate Bonds 95.4%
Common Stock
†
0.0%
Other assets in excess of liabilities 4.6%
100.0%
Top Industries
2
Technology 11.0%
Cable Satellite 8.5%
Insurance - P&C 8.0%
Automotive 6.6%
Midstream 6.3%
Media Entertainment 5.2%
Packaging 4.9%
Healthcare 4.7%
Gaming 4.6%
Building Materials 4.3%
Other Industries 35.9%
100.0%
Top Holdings
2
Clarios Global LP, 8.50%, 5/15/2027 1.1%
HUB International Ltd., 7.00%, 5/1/2026 1.1%
NFP Corp., 6.88%, 8/15/2028 1.1%
TransDigm, Inc., 5.50%, 11/15/2027 1.1%
Clydesdale Acquisition Holdings, Inc., 8.75%,
4/15/2030 1.1%
Medline Borrower LP, 5.25%, 10/1/2029 1.0%
1011778 BC ULC, 4.00%, 10/15/2030 1.0%
Trivium Packaging Finance BV, 8.50%, 8/15/2027 0.9%
BroadStreet Partners, Inc., 5.88%, 4/15/2029 0.9%
Ardonagh Midco 2 plc, 11.50%, 1/15/2027 0.9%
Other Holdings 89.8%
100.0%
†
Amount rounds to less than 0.1%.
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

NVIT Federated High Income Bond Fund - December 31, 2023 - Fund Commentary - 27
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class I 13.13% 4.93% 4.15% 10/31/1997
Bloomberg
®
U.S.
Corporate High-Yield 2%
Issuer Capped Index 13.44% 5.35% 4.59%
Expense Ratios
Gross
Expense
Ratio
^
Net
Expense
Ratio
^
Class I 0.97% 0.91%
^
Current effective prospectus dated May 1, 2023. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2024. Please see the Fund’s most recent prospectus for details. Please refer to the Financial
Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

28 - Fund Commentary - December 31, 2023 - NVIT Federated High Income Bond Fund
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class I shares of the NVIT Federated High Income Bond Fund versus performance of the Bloomberg
®
U.S. Corporate High Yield (HY) 2% Issuer Capped Index over the 10-year period ended 12/31/23. Unlike, the
Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

NVIT Government Bond Fund - December 31, 2023 - Fund Commentary - 29
For the annual period ended December 31, 2023, the NVIT Government Bond Fund Class I returned 4.70% versus 4.45% for its benchmark, the Bloomberg
®
U.S. Government/Mortgage Index. For broader comparison, the return for the Fund's closest
Morningstar peer category, Intermediate Government (consisting of 31 investments as of December 31, 2023), was 4.37% for the same period. Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total Return chart in this report's Fund Performance section.
The U.S. 10-year Treasury yield traded in a wide range of 3.25% to 5.02% in 2023, yet it ended the year where it started at 3.88%.
The year began with a hawkish Federal Reserve (“Fed”) that was determined to quell inflation via a series of interest rate hikes. As inflation softened into the second half of the year, the Fed paused its hiking campaign and began to endorse market expectations for aggressive rate cuts. Risk assets cheered the pivot and ended 2023 on a high note, seemingly priced for an economic soft landing in the year ahead. Similar to Treasuries, Agency Mortgage-Backed Securities (“MBS”) traded in a wide range throughout
2023 and yet managed to outperform in the year due to an impressive fourth quarter rally.
On a relative basis, the Fund outperformed the benchmark by 25 basis points in 2023. In the beginning of the year, the Fund was tactically underweight Agency MBS, which contributed to performance as Agency MBS underperformed in the spring. Later in the year, we shifted to an overweight position in Agency MBS, which again contributed to performance as Agency MBS outperformed.
We reduced our out-of-benchmark allocation to non-Agency MBS after it outperformed to start the year. The Fund also received positive contributions from its overweight to Agency Debt, Agency Commercial Mortgage-Backed Securities, and Asset-Backed
Securities (“ABS”).
During the year, the Fund employed the use of derivatives, specifically U.S. Treasury Futures, to manage duration and curve exposure. Futures are an efficient means by which the portfolio manager hedges the Fund’s exposure to changes in interest rates and curve shape. The Fund was long 5-year Futures beginning in December 2023, which benefited performance as rates fell into the end of the year.
Conversely, our underweight position in Treasuries was a detractor during the period. The Fund was slightly overweight the long end of the curve as it steepened over the second half of the year, which also detracted from performance.
There were no liquidity events that had a material impact on performance.
Subadviser:
Nationwide Asset Management, LLC
Portfolio Managers:
Gary R. Hunt, CFA and Chad W. Finefrock, CFA
The Fund’s value is not guaranteed by the U.S. government or any government agency. The Fund is subject to the risks of investing in fixed-income securities, including default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The fund is also subject to risk from the use of derivatives, as many derivatives create investment leverage and are highly volatile. Please refer to the most recent prospectus for a more detailed explanation of the
Fund’s principal risks.
Bloomberg
®
and its indexes are service marks of Bloomberg Finance L.P. and its affiliates including Bloomberg Index Services
Limited, the administrator of the index, and have been licenses for use for certain purposes by Nationwide. Bloomberg is not affiliated with Nationwide, and Bloomberg does not approve, endorse, review, or recommend this product. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any date or information relating to this product.
A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

30 - Fund Commentary - December 31, 2023 - NVIT Government Bond Fund
Asset Allocation
1
Mortgage-Backed Securities 46.7%
U.S. Treasury Obligations 19.5%
U.S. Government Agency Securities 14.1%
Corporate Bonds 8.0%
Collateralized Mortgage Obligations 5.4%
Asset-Backed Securities 3.2%
Commercial Mortgage-Backed Securities 2.7%
Futures Contracts 0.1%
Other assets in excess of liabilities 0.3%
100.0%
Top Holdings
2
Private Export Funding Corp., 3.25%, 6/15/2025 3.8%
FFCB, 3.14%, 7/2/2026 3.7%
FFCB, 2.38%, 3/16/2032 3.6%
U.S. Treasury Bonds, 2.25%, 8/15/2046 3.6%
U.S. Treasury Notes, 4.38%, 8/31/2028 3.3%
Resolution Funding Corp., 1/15/2030 3.2%
U.S. Treasury Bonds, 2.50%, 2/15/2045 3.1%
U.S. Treasury Notes, 3.63%, 5/15/2026 3.0%
FNMA UMBS, 2.00%, 4/1/2052 3.0%
Private Export Funding Corp., 1.75%, 11/15/2024 2.7%
Other Holdings 67.0%
100.0%
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

NVIT Government Bond Fund - December 31, 2023 - Fund Commentary - 31
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class I 4.70% 0.21% 0.82% 11/8/1982
Class II 4.44% (0.04)% 0.57% 7/8/2002
Class IV 4.71% 0.20% 0.82% 4/28/2003
Class Y 4.87% 0.35% 0.78% 4/30/2014
Bloomberg
®
U.S.
Government/Mortgage
Index 4.45% 0.45% 1.33%
Expense Ratios
Gross
Expense
Ratio
^
Net
Expense
Ratio
^
Class I 0.71% 0.70%
Class II 0.96% 0.95%
Class IV 0.71% 0.70%
Class Y 0.56% 0.55%
^
Current effective prospectus dated May 1, 2023. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2024. Please see the Fund’s most recent prospectus for details. Please refer to the Financial
Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

32 - Fund Commentary - December 31, 2023 - NVIT Government Bond Fund
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class I shares of the NVIT Government Bond Fund versus performance of the
Bloomberg
®
U.S. Government (Govt)/Mortgage Index over the 10-year period ended 12/31/23. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

NVIT Government Money Market Fund - December 31, 2023 - Fund Commentary - 33
For the annual period ended December 31, 2023, the NVIT Government Money Market Fund Class I returned 4.75% versus 4.76%
for its benchmark, the iMoneyNet Money Fund Average
TM
Government All. For broader comparison, the return for the Fund's closest Morningstar peer category, Money Market - Taxable (consisting of 613 investments as of December 31, 2023), was 4.82%
for the same period. Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total
Return chart in this report's Fund Performance section.
The reporting period was influenced by the Federal Reserve (“Fed”) maintaining a restrictive monetary policy. In 2023, the Fed hiked the federal funds target range by a total of 100 basis points (“bps”), from 4.25% - 4.50% to 5.25% - 5.50%. The 100 bps of tightening in 2023 was significantly less aggressive than the 425 bps of policy tightening in 2022. In our view, the federal funds rate is likely at the peak of a tightening cycle that began in March 2022 followed by an extended period where the Fed held short-
term interest rates at the zero lower bound due to the COVID-19 pandemic. At the December Federal Open Market Committee
(“FOMC”) meeting, the “dot plot” indicated a median year-end 2024 federal funds rate of 4.60%, down 50 bps from 5.10%, the rate that the central bank projected in September. The Fed cautioned that the “dot plot” is simply a collection of expectations at a given point in time. Projections released during 2023 fluctuated significantly, ranging from 4.30% - 5.10%.
During the year, market expectations for the path of the federal funds rate discounted the institutional willingness of the Fed to remain steadfast in tightening the policy rate aggressively enough to combat inflation. On the heels of Silicon Valley Bank’s collapse in March, federal fund futures indicated market expectations were for rate cuts to commence in the summer, and the 2023 year-end federal funds rate would fall as low as 3.75%. The stresses were largely confined to certain regional banks, and the rate cuts did not materialize.
Over the course of 2023, the Fed’s diligence in delivering a restrictive policy rate was driven by the negative effects of elevated inflation on the consumer. The year began with the Consumer Price Index (“CPI”) at 6.5%. Despite moderating significantly, the
CPI has remained above 3% for the second half of the year. The December CPI reading came in at 3.4%. While still elevated, the December reading is markedly lower than the 40-year high of 9.1% in June 2022. The Fed’s preferred inflation gauge— core personal consumption expenditure (“PCE”)—steadily crept lower during the year. As of the last reading in November, it dropped to 3.2% from 4.6% earlier in the year. Despite the considerable progress in stabilizing prices, core PCE stubbornly remains well above the Fed’s stated target of 2%. This lends credence to the belief that the “last mile” could prove challenging for the Fed, which has stressed its data dependency. The Fed reiterated in the December FOMC statement that “the Committee will take into account the cumulative tightening of monetary policy, the lags with which monetary policy affects economic activity and inflation and economic and financial developments.”
Higher prices and elevated interest rates have not significantly stifled the resilient U.S. economy. GDP increased by 4.9% in the third quarter, up from 2.1%, further allowing the Fed to bias rates higher. The widely held belief that a recession would plague the economy in 2023 never materialized. At the July FOMC meeting, the Fed indicated that its staff removed expectations of a recession from its forecast. The strong labor market provided the Fed with ample opportunities to focus on the inflation pillar of its dual mandate. The unemployment rate during the period remained below 4%. It fell to a 50-year low of 3.4% in January and ended
2023 at 3.7%. December’s establishment survey reflected 216,000 new jobs were added to U.S. nonfarm payrolls, surpassing expectations by 41,000. The rolling three-month average of 165,000 continues to bolster the economy.
Currently, the market expectation is for the Fed to cut rates in 2024, and futures are pricing in a probability of greater than 50%
that the first cut is at the March FOMC meeting. The market has recently been pricing in 125 bps –150 bps of easing by the end of
2024, significantly outpacing the scope of rate cuts projected by the last FOMC “dot plot.” The Fed contends that monetary policy decisions will remain “data dependent.” The monthly jobs reports and inflation readings are in direct focus.
Treasury bill supply whipsawed over the period and presented a challenge for front-end investors. Beginning in January 2023, the
Treasury implemented “extraordinary measures” under the statutory borrowing limit of $31.4 trillion. This resulted in a dramatic reduction in Treasury bills’ auction sizes that subsequently dragged yields lower. During the second quarter, concern over a technical default on U.S. Treasury securities spurred volatility, particularly on the Treasury bills maturing near the “X-date” of early
June. Congress agreed to suspend the debt ceiling until 2025, permitting the Treasury to begin replenishing its coffers. From early
June until the end of the calendar year, net Treasury bill issuance was over $1.6 trillion—a staggering sum needed to help fund the growing $34 trillion debt.
Contributions to Fund performance were driven by portfolio positioning. During much of the year, the Fund was maintained with a short weighted average maturity (“WAM”) in anticipation of multiple interest rate hikes. In the first half of the year, the reduction in Treasury bill supply during the period of “extraordinary measures” pulled yields lower and warranted a greater allocation in overnight repurchase agreements. However, after the debt-ceiling suspension, the increased supply of Treasury bills issued resulted in upward pressure on yields. Because the Fed was at the end of its tightening cycle, this warranted an increase to the
Fund’s WAM from four days at the beginning of the year to 36 days at the end of 2023. Similarly, the weighted average life (“WAL”)

34 - Fund Commentary - December 31, 2023 - NVIT Government Money Market Fund
of the Fund was extended from 50 days to 93 days. Allocation of Fund assets to Treasury securities was increased from 6% to
59%, taking advantage of higher yields on Treasury bills and adding duration. Government agency holdings fell from 28% to
13%. Allocation to triparty repurchase agreements fell from 66% to 28% over the period. Treasury and agency floating-rate notes
(“FRNs”) comprised 16% of the Fund, down from 30%. Government agency FRNs have also bolstered the Fund’s yield due to their daily reset and positive spread above the Secured Overnight Financing Rate (“SOFR”).
At the end of the reporting period, detractors to Fund performance include certain long-dated government securities purchased when yields were lower, therefore lagging other portfolio holdings. Additionally, due to the inverted yield curve from overnight out to 1-year, yields on certain longer-dated fixed-rate securities are currently lower than yields on overnight repurchase agreements and other securities with short maturities.
In 2024, despite potential rate cuts by the Fed, we expect nominal short-term rates to remain elevated. Expectations are for increased volatility in the front end as investors seek to determine the timing and extent of potential cuts to the federal funds rate.
The Fund will continue to be managed with elevated liquidity.
The Fund did not invest in derivatives, and it did not experience any liquidity events. The Fund remains in line with the benchmark.
Subadviser:
Dreyfus, a division of Mellon Investments Corporation
Portfolio Managers:
Frank Gutierrez, Peter Henshaw, Brian Wiese
The Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is open to all investors and although it seeks to preserve the value of the investment at $1.00 per share, it cannot guarantee it will do so. You could lose money by investing in the Fund. The Fund may impose a fee upon sale of shares or temporarily suspend the ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. The
Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The Fund may invest in shares of other government money market mutual funds, including those advised by the Fund’s subadviser, to provide additional liquidity or to achieve higher yields. Please refer to the most recent prospectus for a more detailed description of the Fund’s principal risks.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

NVIT Government Money Market Fund - December 31, 2023 - Fund Commentary - 35
Asset Allocation
1
U.S. Treasury Obligations 60.3%
Repurchase Agreements 28.2%
U.S. Government Agency Securities 12.5%
Liabilities in excess of other assets (1.0)%
100.0%
Top Holdings
2
U.S. Treasury Bills, 5.35%, 1/18/2024 3.8%
U.S. Treasury Bills, 5.31%, 1/16/2024 3.6%
U.S. Treasury Bills, 5.35%, 1/11/2024 3.4%
U.S. Treasury Bills, 5.32%, 1/23/2024 2.6%
U.S. Treasury Bills, 5.32%, 1/25/2024 2.6%
U.S. Treasury Bills, 5.35%, 2/13/2024 2.6%
U.S. Treasury Bills, 5.31%, 1/9/2024 2.5%
U.S. Treasury Bills, 5.32%, 2/6/2024 2.5%
U.S. Treasury Bills, 5.40%, 2/29/2024 2.3%
U.S. Treasury Bills, 2.85%, 2/27/2024 2.0%
Other Holdings
#
72.1%
100.0%
#
For purposes of listing top holdings, the repurchase agreements are included as part of Other.
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

36 - Fund Commentary - December 31, 2023 - NVIT Government Money Market Fund
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class I 4.75% 1.60% 0.98% 11/10/1981
Class II 4.49% 1.45% 0.86% 12/14/2009
Class IV 4.75% 1.60% 0.98% 4/28/2003
Class V 4.80% 1.63% 1.01% 10/31/2002
Class Y 4.90% 1.69% 1.70% 9/28/2018
iMoneyNet Money Fund
Average
TM
Government All 4.76% 1.62% 1.01%
Expense Ratios
Expense
Ratio
^
Class I 0.48%
Class II 0.73%
Class IV 0.48%
Class V 0.43%
Class Y 0.33%
^
Current effective prospectus dated May 1, 2023. Please see the Fund’s most recent prospectus for details. Please refer to the
Financial Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

NVIT Government Money Market Fund - December 31, 2023 - Fund Commentary - 37
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class I shares of the NVIT Government Money Market Fund versus performance of the iMoneyNet Money Fund Average
TM
Government All over the 10-year period ended 12/31/23. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

38 - Fund Commentary - December 31, 2023 - NVIT Loomis Short Term Bond Fund
For the annual period ended December 31, 2023, the NVIT Loomis Short Term Bond Fund (formerly, NVIT Short Term Bond
Fund) Class Y returned 6.11% versus 4.61% for its benchmark, the Bloomberg U.S. Government/Credit Bond 1-3 Year Index. For
broader comparison, the return for the Fund's closest Morningstar peer category, Short-Term Bond (consisting of 54 investments as of December 31, 2023), was 5.11% for the same period. Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total Return chart in this report's Fund Performance section.
The following commentary is provided by subadviser, Nationwide Asset Management, LLC, for the reporting period of
1/1/2023 – 3/17/2023:
The year began with a hawkish Federal Reserve (“Fed”) that was determined to quell inflation via a series of interest rate hikes.
The early part of the year was marred by a banking crisis as several large banks failed due to deposit runs and questionable assets and liabilities management practices. The Fed solved this problem nicely with a term lending facility. The 10-Year Treasury yield was volatile and fluctuated during the period; the yield was at 3.88% on December 31, 2022, and it was at 3.39% on March 17,
2023.
On a relative basis, the portfolio outperformed the benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Index, for
the reporting period. The Fund’s overweight positions in collateralized loan obligations and non-Agency housing were the key contributors to outperformance.
The Fund’s underweight position in Treasuries was the main detractor to performance during the period.
During the year, the Fund employed derivatives, including credit default swaps and specifically Treasury futures, to manage duration exposure. Futures are an efficient means by which the portfolio manager hedges the Fund’s exposure to changes in interest rates. The Fund used futures to hedge the longer duration of corporate credit and Agency Mortgage-Backed Securities relative to the benchmark. Futures contributed negatively to performance.
The Fund did not experience any liquidity events during the period.
Subadviser:
Nationwide Asset Management, LLC
Portfolio Managers:
Gary S. Davis, CFA and Corsan Maley
The following commentary is provided by subadviser, Loomis, for the reporting period of 3/18/2023 – 12/31/2023:
In 2023, the bond market finished with positive total returns, but the favorable result obscured the elevated volatility that occurred along the way. For most of the year, bonds were under pressure from concerns about persistent inflation, and the Federal Reserve
(“Fed”) continued interest rate increases. In late October, the U.S. investment-grade bond indexes were in negative territory on a year-to-date basis amid worries that the Fed would have to keep interest rates “higher-for-longer.”
This backdrop changed considerably in November and December as the concerns that had weighed on the market throughout
2023 dissipated rapidly. Inflation continued to decline unabated, despite concerns due to rising oil prices in the third quarter. In
November, the headline Consumer Price Index came in at inflation rates not seen since early 2021. With inflation receding, the markets grew comfortable with the idea that the Fed was finished raising rates. In December, Fed Chair Jerome Powell added to the upbeat tone with comments suggesting that rate cuts could begin as early as the first half of 2024. Bond prices took another leg higher in response, erasing all of the previous losses and helping the fixed-income market close with solid gains for the full year.
Income also made a meaningful contribution to total returns due to the increase in yields over the past two years.
U.S. Treasuries registered gains in the year, albeit with unusually high volatility by the shifting interest-rate outlook. The yield on the 2-year note, which came into 2023 at 4.41%, rose as high as 5.19% in mid-October before falling sharply to finish December at 4.23%. The 10-year issue took a similar path, moving from 3.88% at the end of 2022 to 4.99% in October and ultimately closing at the same level of 3.88% where it began. The yield curve remained inverted for all of 2023, meaning that short-term debt offered higher yields than longer-term issues – an unusual condition that is often seen as a precursor to a recession; however, the extent of the inversion gradually receded from its July high over the remainder of the year.
Corporate bonds delivered a robust gain and outperformed U.S. Treasuries. In addition to benefiting from the drop in Treasury yields in the fourth quarter, the asset class was boosted by the environment of positive economic growth, continued strength

NVIT Loomis Short Term Bond Fund - December 31, 2023 - Fund Commentary - 39
in corporate earnings, and investors’ hearty appetite for risk. Corporates’ above-average yield was an additional factor in their positive relative performance.
Securitized assets produced mostly positive total returns in 2023. Collateralized loan obligations and commercial asset-backed securities delivered particularly strong gains. Portions of the residential mortgage-backed securities market also outperformed.
Headwinds facing the commercial real estate sector emerged in the first half of 2023, negatively impacting non-agency commercial mortgage-backed securities’ performance for the full year. Generally, the higher-yielding securitized credit sectors performed best.
A challenging supply-and-demand backdrop negatively impacted agency mortgage-backed securities (“MBS”) as elevated levels of interest-rate volatility continued, and historically large buyers of agency MBS (banks and the Fed) pulled back from the market.
Still, agency MBS outperformed U.S. Treasuries for the year.
The Fund outperformed the benchmark in 2023. The overweights to corporate bonds, both investment grade and non-investment grade, provided the largest contribution to relative performance as spreads declined during the period. Securitized credit such as asset-backed securities and commercial mortgage-backed securities also contributed to performance due to an overweight position while spreads improved. Also, selection in both corporate bonds and securitized credit were positive contributors during the period.
On the other hand, issue selection within the Insurance sector was slightly negative during the period. Issue selection within non-
investment grade corporate bonds was flat to negative in various industries. Also, issue selection within student loans was slightly negative to the performance.
The Fed elected to hold the fed funds rates steady at 5.25% throughout the fourth quarter, although forward guidance shifted from a hawkish to a dovish tone, as inflation surprised to the downside and softer economic data increased the odds of achieving the elusive "soft landing". In our view, the shift in tone caused market sentiment to dramatically reverse course; yields fell sharply while spreads tightened. Yields on the 10-year Treasury peaked at just over 5% in late-October before falling over 110 basis points
(“bps”) to 3.88% by year-end. Market expectations for any additional hikes seemingly disappeared, while expectations for easing monetary policy rose and were pulled forward into early 2024. Current pricing reflects 150 bps of anticipated cuts in the next 12 months, equivalent to three additional hikes on top of what is reflected in the Fed's Summary of Economic Projections. The yield curve steepened but remained inverted during the quarter, with higher yields on shorter maturity Treasurys relative to longer-dated notes and bonds. We continue to favor spread sectors, such as corporate bonds and securitized assets. We believe asset backed securities (“ABS”) continue to be a favorable alternative in the front end of the curve. The strategy continues to hold commercial mortgage-backed securities (“CMBS”), including both agency and non-agency backed CMBS. CMBS risk relative to benchmark is healthy in our view and sized similarly to ABS risk.
The Fund entered into futures contracts to manage currency risk, to equitize cash balances, to more efficiently manage the portfolio, to modify exposure to volatility, to increase or decrease the baseline equity exposure, to gain exposure to and/or hedge against changes in interest rates, for the purpose of managing active risk in the portfolio, to gain exposure to and/or hedge against the value of equities and/or to gain exposure to foreign currencies. For the reporting period, the impact of derivative exposure in the Fund was minimal with a market weight of 5.46% in the portfolio.
The Fund did not experience any liquidity events during the period.
Subadviser:
Loomis, Sayles & Company, L.P.
Portfolio Managers:
Christopher T. Harms; Clifton V. Rowe, CFA; and Daniel Conklin, CFA
The Fund is subject to the risks of investing in fixed-income securities including default risk and interest rate risk. The Fund also is subject to the risks of investing in foreign securities (which may be more volatile, harder to price and less liquid than U.S.
securities). The Fund's holdings may subject the Fund to liquidity risk, making it more volatile than other mutual funds. Please refer to the most recent prospectus for more detailed information.
Bloomberg
®
and its indexes are service marks of Bloomberg Finance L.P. and its affiliates including Bloomberg Index Services
Limited, the administrator of the index, and have been licenses for use for certain purposes by Nationwide. Bloomberg is not affiliated with Nationwide, and Bloomberg does not approve, endorse, review or recommend this product. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any date or information relating to this product.
A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

40 - Fund Commentary - December 31, 2023 - NVIT Loomis Short Term Bond Fund
Asset Allocation
1
Corporate Bonds 38.2%
U.S. Treasury Obligations 29.7%
Asset-Backed Securities 27.1%
Repurchase Agreements 2.2%
Mortgage-Backed Securities 1.8%
Commercial Mortgage-Backed Securities 1.5%
Collateralized Mortgage Obligations 0.6%
Futures Contracts (0.2%)
Liabilities in excess of other assets (0.9)%
100.0%
Top Industries
2
Banks 8.9%
Capital Markets 4.1%
Electric Utilities 2.5%
Consumer Finance 2.4%
Oil, Gas & Consumable Fuels 2.4%
Insurance 2.3%
Multi-Utilities 2.1%
Financial Services 1.4%
Specialty Retail 0.9%
Chemicals 0.8%
Other Industries
#
72.2%
100.0%
Top Holdings
2
U.S. Treasury Notes, 5.00%, 10/31/2025 20.0%
U.S. Treasury Notes, 4.63%, 6/30/2025 3.4%
U.S. Treasury Notes, 4.50%, 11/30/2024 2.4%
U.S. Treasury Notes, 5.00%, 9/30/2025 1.5%
U.S. Treasury Notes, 3.88%, 4/30/2025 0.9%
U.S. Treasury Notes, 5.00%, 8/31/2025 0.7%
Verizon Master Trust, 4.89%, 4/13/2028 0.7%
DLLMT LLC, 5.34%, 3/22/2027 0.6%
Credit Acceptance Auto Loan Trust, 6.61%,
7/15/2033 0.6%
Bank of America NA, 5.65%, 8/18/2025 0.5%
Other Holdings
#
68.7%
100.0%
#
For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

NVIT Loomis Short Term Bond Fund - December 31, 2023 - Fund Commentary - 41
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class I 5.95% 1.45% 1.36% 3/24/2008
Class II 5.69% 1.19% 1.10% 3/24/2008
Class Y 6.11% 1.60% 1.50% 3/24/2008
Bloomberg
®
U.S. 1-3 Year
Government/Credit Bond
Index 4.61% 1.51% 1.27%
Expense Ratios
Expense
Ratio
^
Class I 0.55%
Class II 0.80%
Class Y 0.40%
^
Current effective prospectus dated May 1, 2023. Please see the Fund’s most recent prospectus for details. Please refer to the
Financial Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

42 - Fund Commentary - December 31, 2023 - NVIT Loomis Short Term Bond Fund
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class Y shares of the NVIT Short Term Bond Fund versus performance of the
Bloomberg
®
U.S. 1-3 Year Government (Govt)/Credit Bond Index over the 10-year period ended 12/31/23. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

Fixed Income Funds - December 31, 2023 - Shareholder Expense Example - 43
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange
Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2023) and continued to hold your shares at the end of the reporting period (December 31, 2023).
Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses.
You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July
1, 2023 through December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid
During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’
actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2023 through December 31, 2023. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each
Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.
Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
Beginning Account
Value($) 7/1/23
Ending Account
Value($) 12/31/23
Expenses Paid
During Period ($)
7/1/23 - 12/31/23
Expense Ratio
During Period (%)
7/1/23 - 12/31/23
(a)
NVIT Amundi Multi Sector Bond Fund
Class I Shares
Actual
(b)
1,000.00 1,055.10 4.09 0.79
Hypothetical
(b)(c)
1,000.00 1,021.22 4.02 0.79
NVIT BNY Mellon Core Plus Bond Fund
Class I Shares
Actual
(b)
1,000.00 1,043.40 3.24 0.63
Hypothetical
(b)(c)
1,000.00 1,022.03 3.21 0.63
Class II Shares
Actual
(b)
1,000.00 1,041.60 4.53 0.88
Hypothetical
(b)(c)
1,000.00 1,020.77 4.48 0.88
Class P Shares
Actual
(b)
1,000.00 1,043.10 3.76 0.73
Hypothetical
(b)(c)
1,000.00 1,021.53 3.72 0.73
Class Y Shares
Actual
(b)
1,000.00 1,044.70 2.47 0.48
Hypothetical
(b)(c)
1,000.00 1,022.79 2.45 0.48

44 - Shareholder Expense Example - December 31, 2023 - Fixed Income Funds
Beginning Account
Value($) 7/1/23
Ending Account
Value($) 12/31/23
Expenses Paid
During Period ($)
7/1/23 - 12/31/23
Expense Ratio
During Period (%)
7/1/23 - 12/31/23
(a)
NVIT Core Bond Fund
Class I Shares
Actual
(b)
1,000.00 1,033.40 3.02 0.59
Hypothetical
(b)(c)
1,000.00 1,022.23 3.01 0.59
Class II Shares
Actual
(b)
1,000.00 1,033.20 4.30 0.84
Hypothetical
(b)(c)
1,000.00 1,020.97 4.28 0.84
Class Y Shares
Actual
(b)
1,000.00 1,034.00 2.26 0.44
Hypothetical
(b)(c)
1,000.00 1,022.99 2.24 0.44
NVIT DoubleLine Total Return Tactical Fund
Class I Shares
Actual
(b)
1,000.00 1,030.10 2.92 0.57
Hypothetical
(b)(c)
1,000.00 1,022.33 2.91 0.57
Class II Shares
Actual
(b)
1,000.00 1,028.20 5.01 0.98
Hypothetical
(b)(c)
1,000.00 1,020.27 4.99 0.98
Class Y Shares
Actual
(b)
1,000.00 1,030.80 2.97 0.58
Hypothetical
(b)(c)
1,000.00 1,022.28 2.96 0.58
NVIT Federated High Income Bond Fund
Class I Shares
Actual
(b)
1,000.00 1,074.00 4.76 0.91
Hypothetical
(b)(c)
1,000.00 1,020.62 4.63 0.91
NVIT Government Bond Fund
Class I Shares
Actual
(b)
1,000.00 1,026.10 3.47 0.68
Hypothetical
(b)(c)
1,000.00 1,021.78 3.47 0.68
Class II Shares
Actual
(b)
1,000.00 1,024.50 4.75 0.93
Hypothetical
(b)(c)
1,000.00 1,020.52 4.74 0.93
Class IV Shares
Actual
(b)
1,000.00 1,026.10 3.47 0.68
Hypothetical
(b)(c)
1,000.00 1,021.78 3.47 0.68
Class Y Shares
Actual
(b)
1,000.00 1,025.50 2.60 0.51
Hypothetical
(b)(c)
1,000.00 1,022.63 2.60 0.51

Fixed Income Funds - December 31, 2023 - Shareholder Expense Example - 45
Beginning Account
Value($) 7/1/23
Ending Account
Value($) 12/31/23
Expenses Paid
During Period ($)
7/1/23 - 12/31/23
Expense Ratio
During Period (%)
7/1/23 - 12/31/23
(a)
NVIT Government Money Market Fund
Class I Shares
Actual
(b)
1,000.00 1,025.10 2.25 0.44
Hypothetical
(b)(c)
1,000.00 1,022.99 2.24 0.44
Class II Shares
Actual
(b)
1,000.00 1,023.80 3.52 0.69
Hypothetical
(b)(c)
1,000.00 1,021.73 3.52 0.69
Class IV Shares
Actual
(b)
1,000.00 1,025.10 2.25 0.44
Hypothetical
(b)(c)
1,000.00 1,022.99 2.24 0.44
Class V Shares
Actual
(b)
1,000.00 1,025.30 1.99 0.39
Hypothetical
(b)(c)
1,000.00 1,023.24 1.99 0.39
Class Y Shares
Actual
(b)
1,000.00 1,025.90 1.48 0.29
Hypothetical
(b)(c)
1,000.00 1,023.74 1.48 0.29
NVIT Loomis Short Term Bond Fund
Class I Shares
Actual
(b)
1,000.00 1,041.90 2.78 0.54
Hypothetical
(b)(c)
1,000.00 1,022.48 2.75 0.54
Class II Shares
Actual
(b)
1,000.00 1,040.30 4.06 0.79
Hypothetical
(b)(c)
1,000.00 1,021.22 4.02 0.79
Class Y Shares
Actual
(b)
1,000.00 1,042.40 2.01 0.39
Hypothetical
(b)(c)
1,000.00 1,023.24 1.99 0.39
(a)
The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
(b)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2023 through
December 31, 2023 multiplied by 184/365 to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
(c)
Represents the hypothetical 5% return before expenses.

46 - Statement of Investments - December 31, 2023 - NVIT Amundi Multi Sector Bond Fund
Asset-Backed Securities 7 .3%
Principal
Amount ($) Value ($)
Airlines 0 .8%
American Airlines Pass-
Through Trust, Series
2021-1, Class B, 3.95%,
7/11/2030 273,000 242,307
Blackbird Capital II Aircraft
Lease Ltd., Series 2021-
1A, Class B, 3.45%,
7/15/2046(a) 1,867,501 1,550,082
United Airlines Pass-Through
Trust, Series 2020-1, Class
B, 4.88%, 1/15/2026 217,056 210,247
2,002,636
Automobiles 2 .4%
Ford Credit Auto Lease Trust,
Series 2023-B, Class C,
6.43%, 4/15/2027 985,000 1,002,111
Foursight Capital Automobile
Receivables Trust
Series 2021-2, Class E,
3.35%, 10/15/2027(a) 600,000 558,591
Series 2021-2, Class F,
4.19%, 2/15/2029(a) 490,000 447,075
JPMorgan Chase Bank
NA-CACLN
Series 2021-2, Class F,
4.39%, 12/26/2028(a) 1,560,000 1,511,264
Series 2021-3, Class F,
3.69%, 2/26/2029(a) 1,000,000 955,042
Santander Bank Auto Credit-
Linked Notes, Series
2022-A, Class D, 9.97%,
5/15/2032(a) 1,075,000 1,087,089
5,561,172
Credit Card 0 .5%
Continental Credit Card ABS
LLC, Series 2019-1A, Class
C, 6.16%, 8/15/2026(a) 1,200,000 1,171,736
Equipment Loans & Leases 0 .3%
NMEF Funding LLC, Series
2023-A, Class C, 8.04%,
6/17/2030(a) 750,000 747,363
Other 3 .3%
Arbor Realty Commercial Real
Estate Notes Ltd., Series
2021-FL4, Class E, 8.88%,
11/15/2036(a)(b) 1,500,000 1,401,844
MF1 Ltd., Series 2021-
FL7, Class D, 8.02%,
10/16/2036(a)(b) 960,000 909,283
Progress Residential Trust
Series 2021-SFR8, Class G,
4.01%, 10/17/2038(a) 2,100,000 1,828,327
Series 2021-SFR7, Class F,
3.83%, 8/17/2040(a) 1,710,000 1,414,842
Series 2021-SFR9, Class F,
4.05%, 11/17/2040(a) 780,000 646,733
Asset-Backed Securities
Principal
Amount ($) Value ($)
Other
Race Point VIII CLO Ltd.,
Series 2013-8A, Class CR2,
7.68%, 2/20/2030(a)(b) 650,000 637,650
Sierra Timeshare Receivables
Funding LLC, Series
2019-1A, Class D, 4.75%,
1/20/2036(a) 102,119 100,598
Tricon American Homes,
Series 2020-SFR1, Class F,
4.88%, 7/17/2038(a) 980,000 937,974
7,877,251
Total Asset-Backed Securities
(cost $18,784,911)
17,360,158
Collateralized Mortgage Obligations 14 .6%
Bellemeade Re Ltd., Series
2021-3A, Class B1, 9.19%,
9/25/2031(a)(b) 2,100,000 2,070,063
Connecticut Avenue Securities
Trust
Series 2023-R03, Class
2M1, 7.84%, 4/25/2043(a)
(b) 883,738 897,604
Series 2023-R06, Class
1M1, 7.04%, 7/25/2043(a)
(b) 920,761 924,545
Eagle RE Ltd.
Series 2023-1, Class M1B,
9.29%, 9/26/2033(a)(b) 2,380,000 2,391,327
Series 2021-2, Class M2,
9.59%, 4/25/2034(a)(b) 2,690,000 2,769,589
FARM Mortgage Trust, Series
2021-1, Class B, 3.24%,
7/25/2051(a)(b) 617,311 446,444
FHLMC STACR REMIC Trust,
Series 2020-DNA6, Class
B2, 10.99%, 12/25/2050(a)
(b) 2,115,000 2,276,879
FHLMC STACR Trust
Series 2018-HQA2, Class
B2, 16.45%, 10/25/2048(a)
(b) 2,800,000 3,455,799
Series 2019-DNA3, Class
B2, 13.60%, 7/25/2049(a)(b) 1,360,000 1,531,487
FHLMC Structured Agency
Credit Risk Debt Notes
Series 2023-DNA2, Class
M1A, 7.44%, 4/25/2043(a)
(b) 1,095,135 1,112,222
Series 2020-HQA5, Class
B2, 12.74%, 11/25/2050(a)
(b) 1,140,000 1,272,667
Flagstar Mortgage Trust,
Series 2021-4, Class AX1,
IO, 0.20%, 6/1/2051(a)(b) 83,564,265 892,216
GCAT Trust, Series 2021-
CM1, Class M1, 2.28%,
4/25/2065(a)(b) 805,000 658,729

NVIT Amundi Multi Sector Bond Fund - December 31, 2023 - Statement of Investments - 47
Collateralized Mortgage Obligations
Principal
Amount ($) Value ($)
GNMA REMIC
Series 2019-159, Class HI,
IO, 3.50%, 12/20/2049 1,857,488 341,369
Series 2019-159, Class CI,
IO, 3.50%, 12/20/2049 930,420 162,394
Home RE Ltd.
Series 2020-1, Class B1,
12.45%, 10/25/2030(a)(b) 300,000 304,042
Series 2023-1, Class M1B,
9.94%, 10/25/2033(a)(b) 570,000 573,890
Hundred Acre Wood Trust,
Series 2021-INV1,
Class AX1, IO, 0.22%,
7/25/2051(a)(b) 27,856,973 306,352
JP Morgan Mortgage Trust
Series 2021-10, Class AX1,
IO, 0.12%, 12/25/2051(a)(b) 51,755,488 305,601
Series 2021-8, Class AX1,
IO, 0.12%, 12/25/2051(a)(b) 46,615,978 259,795
Oaktown Re III Ltd., Series
2019-1A, Class B1B,
9.80%, 7/25/2029(a)(b) 3,270,000 3,314,809
Oaktown Re VII Ltd., Series
2021-2, Class B1, 9.74%,
4/25/2034(a)(b) 1,390,000 1,399,026
Radnor RE Ltd.
Series 2023-1, Class M1A,
8.04%, 7/25/2033(a)(b) 1,930,000 1,942,288
Series 2023-1, Class M1B,
9.69%, 7/25/2033(a)(b) 510,000 513,200
STACR Trust, Series 2018-
HRP2, Class B2, 15.95%,
2/25/2047(a)(b) 2,000,000 2,377,066
Towd Point Mortgage Trust,
Series 2022-SJ1, Class B1,
5.25%, 3/25/2062(a)(b) 1,829,000 1,623,931
Visio Trust, Series 2020-
1R, Class M1, 2.93%,
11/25/2055(a) 490,000 427,953
Total Collateralized Mortgage Obligations
(cost $32,407,650)
34,551,287
Commercial Mortgage-Backed Securities 7 .6%
BX Trust, Series 2021-
ARIA, Class D, 7.37%,
10/15/2036(a)(b) 1,700,000 1,618,909
Commercial Mortgage Trust,
Series 2015-CR26, Class D,
3.46%, 10/10/2048(b) 3,000,000 1,967,497
FHLMC Multifamily Structured
Credit Risk REMIC, Series
2021-MN1, Class M2,
9.09%, 1/25/2051(a)(b) 1,275,000 1,217,461
FHLMC Multifamily Structured
Credit Risk REMICS, Series
2021-MN3, Class M2,
9.34%, 11/25/2051(a)(b) 1,615,000 1,496,328
Commercial Mortgage-Backed Securities
Principal
Amount ($) Value ($)
GS Mortgage Securities Corp.
Trust
Series 2021-IP, Class D,
7.58%, 10/15/2036(a)(b) 700,000 638,329
Series 2021-IP, Class E,
9.03%, 10/15/2036(a)(b) 300,000 269,280
JPMDB Commercial Mortgage
Securities Trust, Series
2016-C2, Class D, 3.33%,
6/15/2049(a)(b) 2,500,000 1,045,093
Med Trust, Series 2021-
MDLN, Class F, 9.48%,
11/15/2038(a)(b) 1,084,794 1,052,614
Morgan Stanley Bank of
America Merrill Lynch Trust
Series 2015-C22, Class D,
4.20%, 4/15/2048(a)(b) 2,000,000 1,285,845
Series 2017-C33, Class D,
3.36%, 5/15/2050(a) 3,250,000 2,288,836
Morgan Stanley Capital
I Trust, Series 2016-
UBS9, Class D, 3.00%,
3/15/2049(a) 715,000 531,739
Multifamily Connecticut
Avenue Securities Trust,
Series 2019-01, Class CE,
14.20%, 10/25/2049(a)(b) 2,136,000 2,030,186
SLG Office Trust, Series
2021-OVA, Class E, 2.85%,
7/15/2041(a) 3,425,000 2,584,144
Total Commercial Mortgage-Backed
Securities
(cost $22,190,893) 18,026,261
Common Stocks 0 .2%
Shares
Paper & Forest Products 0 .0%
†
Catalyst Paper Corp. *^∞ 344,368 0
Passenger Airlines 0 .2%
Grupo Aeromexico SAB de
CV *^∞ 43,743 566,719
Total Common Stocks
(cost $729,291)
566,719
Convertible Bond 0 .7%
Principal
Amount ($)
Passenger Airlines 0 .7%
Air Canada, 4.00%, 7/1/2025 1,377,000 1,545,254
Total Convertible Bond
(cost $1,424,486)
1,545,254
Corporate Bonds 63 .1%
Automobiles 1 .1%
Hyundai Capital America ,
5.68%, 6/26/2028(a)(c) 950,000 968,299
6.50%, 1/16/2029(a) 690,000 728,426

48 - Statement of Investments - December 31, 2023 - NVIT Amundi Multi Sector Bond Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Automobiles
Hyundai Capital America,
6.20%, 9/21/2030(a) 770,000 810,721
2,507,446
Banks 14 .8%
Banco Santander SA ,
6.92%, 8/8/2033 800,000 852,533
6.94%, 11/7/2033 1,600,000 1,776,302
Bank of Nova Scotia (The) ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 2.05%),
4.59%, 5/4/2037(d) 2,695,000 2,410,586
Barclays plc ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 3.30%),
7.39%, 11/2/2028(c)(d) 1,845,000 1,971,690
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 3.00%),
5.75%, 8/9/2033(c)(d) 1,155,000 1,168,528
CaixaBank SA ,
(SOFR + 2.77%), 6.84%,
9/13/2034(a)(d) 1,280,000 1,351,572
Citigroup, Inc. ,
(SOFR + 2.66%), 6.17%,
5/25/2034(c)(d) 1,110,000 1,148,601
Comerica Bank ,
(SOFR + 2.61%), 5.33%,
8/25/2033(d) 989,000 908,139
HSBC Holdings plc ,
(SOFR + 3.35%), 7.39%,
11/3/2028(d) 1,145,000 1,226,910
ING Groep NV ,
Series NC10, (US Treasury
Yield Curve Rate T Note
Constant Maturity 5
Year + 2.86%), 4.25%,
5/16/2031(d)(e) 2,408,000 1,751,491
(SOFR + 2.09%), 6.11%,
9/11/2034(d) 285,000 298,899
Intesa Sanpaolo SpA ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 4.40%),
8.25%, 11/21/2033(a)(d) 1,380,000 1,497,331
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 3.90%),
7.78%, 6/20/2054(a)(d) 955,000 984,734
Lloyds Banking Group plc ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 3.91%),
8.00%, 9/27/2029(d)(e) 1,000,000 1,001,998
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 3.75%),
7.95%, 11/15/2033(c)(d) 1,407,000 1,608,335
Corporate Bonds
Principal
Amount ($) Value ($)
Banks
NatWest Group plc ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 2.35%),
3.03%, 11/28/2035(c)(d) 1,815,000 1,505,507
Nordea Bank Abp ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 2.60%),
3.75%, 3/01/2029(a)(d)(e) 1,525,000 1,204,670
PNC Financial Services
Group, Inc. (The) ,
(SOFR + 1.93%), 5.07%,
1/24/2034(c)(d) 535,000 523,476
(SOFR + 2.28%), 6.88%,
10/20/2034(c)(d) 980,000 1,087,935
Societe Generale SA ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 3.20%),
6.22%, 6/15/2033(a)(c)(d) 2,300,000 2,295,746
Truist Financial Corp. ,
(SOFR + 2.45%), 7.16%,
10/30/2029(c)(d) 145,000 156,605
(SOFR + 2.24%), 4.92%,
7/28/2033(c)(d) 2,350,000 2,187,776
UniCredit SpA ,
(USD ICE Swap Rate 5
Year + 3.70%), 5.86%,
6/19/2032(a)(c)(d) 1,760,000 1,721,932
US Bancorp ,
(SOFR + 2.11%), 4.97%,
7/22/2033(c)(d) 1,240,000 1,175,168
(SOFR + 2.09%), 5.85%,
10/21/2033(c)(d) 1,995,000 2,055,318
Wells Fargo & Co. ,
(SOFR + 1.99%), 5.56%,
7/25/2034(d) 120,000 122,173
(SOFR + 2.06%), 6.49%,
10/23/2034(c)(d) 960,000 1,044,372
35,038,327
Capital Markets 3 .4%
Morgan Stanley ,
(SOFR + 2.62%), 5.30%,
4/20/2037(c)(d) 1,310,000 1,274,757
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 2.43%),
5.95%, 1/19/2038(c)(d) 695,000 702,850
Nomura Holdings, Inc. ,
5.61%, 7/6/2029(c) 2,400,000 2,451,214
Northern Trust Corp. ,
6.13%, 11/2/2032(c) 1,148,000 1,232,761
UBS Group AG ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 4.76%),
9.25%, 11/13/2033(a)(c)(d)
(e) 390,000 432,224

NVIT Amundi Multi Sector Bond Fund - December 31, 2023 - Statement of Investments - 49
Corporate Bonds
Principal
Amount ($) Value ($)
Capital Markets
UBS Group AG,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 2.20%),
5.96%, 1/12/2034(a)(d) 1,890,000 1,954,502
8,048,308
Chemicals 1 .2%
Albemarle Corp. ,
5.05%, 6/1/2032(c) 730,000 712,473
5.65%, 6/1/2052(c) 1,016,000 942,653
OCI NV ,
6.70%, 3/16/2033(a)(c) 1,265,000 1,291,848
2,946,974
Commercial Services & Supplies 0 .4%
Element Fleet Management
Corp. ,
6.32%, 12/4/2028(a) 1,025,000 1,058,586
Consumer Finance 5 .2%
AerCap Ireland Capital DAC ,
3.30%, 1/30/2032 1,090,000 948,659
Ally Financial, Inc. ,
(SOFR + 3.26%), 6.99%,
6/13/2029(c)(d) 1,040,000 1,074,068
8.00%, 11/1/2031(c) 1,219,000 1,335,415
Avation Capital SA ,
6.50%, 10/31/2026(a)(f) 2,109,186 1,780,651
Avolon Holdings Funding Ltd. ,
6.38%, 5/4/2028(a) 1,665,000 1,697,659
Capital One Financial Corp. ,
(SOFR + 2.60%), 5.82%,
2/1/2034(c)(d) 480,000 477,661
(SOFR + 2.86%), 6.38%,
6/8/2034(d) 1,260,000 1,296,789
Ford Motor Credit Co. LLC ,
2.90%, 2/10/2029(c) 1,422,000 1,245,400
General Motors Financial Co.,
Inc. ,
6.40%, 1/9/2033 2,340,000 2,490,000
12,346,302
Distributors 0 .5%
Dealer Tire LLC ,
8.00%, 2/1/2028(a)(c) 1,247,000 1,234,530
Diversified REITs 0 .6%
Uniti Group LP ,
6.00%, 1/15/2030(a) 2,200,000 1,537,602
Diversified Telecommunication Services 1 .3%
Altice France SA ,
5.13%, 1/15/2029(a)(c) 200,000 155,550
5.13%, 7/15/2029(a)(c) 1,785,000 1,388,764
Total Play Telecomunicaciones
SA de CV ,
6.38%, 9/20/2028(a) 1,355,000 551,101
Windstream Escrow LLC ,
7.75%, 8/15/2028(a)(c) 1,135,000 993,979
3,089,394
Corporate Bonds
Principal
Amount ($) Value ($)
Electric Utilities 1 .4%
Enel Finance International NV ,
5.00%, 6/15/2032(a)(c) 1,050,000 1,024,125
Light Servicos de Eletricidade
SA ,
4.38%, 6/18/2026(a)(g) 1,730,000 804,450
Vistra Operations Co. LLC ,
7.75%, 10/15/2031(a) 1,195,000 1,241,114
6.95%, 10/15/2033(a)(c) 295,000 310,468
3,380,157
Electrical Equipment 0 .9%
Energizer Gamma Acquisition
BV ,
3.50%, 6/30/2029(a) EUR 1,080,000 1,022,735
Regal Rexnord Corp. ,
6.30%, 2/15/2030(a)(c) 1,030,000 1,056,688
2,079,423
Energy Equipment & Services 0 .3%
Borr IHC Ltd. ,
10.00%, 11/15/2028(a)(c) 425,000 442,000
10.38%, 11/15/2030(a) 305,000 314,150
756,150
Financial Services 6 .3%
Alamo Re Ltd. ,
Series A, (3 Month Treasury
Bill Rate + 7.18%), 12.54%,
6/7/2024(a)(d) 700,000 708,400
Series A, (T-BILL 1MO
+ 8.50%), 13.86%,
6/7/2026(a)(d) 700,000 713,300
Aquila Re I Ltd. ,
Series A-1, (3 Month
Treasury Bill Rate + 5.25%),
10.55%, 6/8/2026(a)(d) 450,000 455,940
Series C-1, (3 Month
Treasury Bill Rate + 9.25%),
14.49%, 6/8/2026(a)(d) 450,000 466,650
Atlas Capital DAC ,
Series A, (SOFR + 7.25%),
12.67%, 6/5/2026(a)(d) 450,000 449,595
Black Kite Re Ltd. ,
Series A, (3 Month Treasury
Bill Rate + 6.85%), 12.22%,
6/9/2025(a)(d) 450,000 447,795
Cape Lookout Re Ltd. ,
Series A, (T-BILL 1MO
+ 3.70%), 9.03%,
3/22/2024(a)(d) 250,000 249,250
Series A, (T-BILL 1MO
+ 6.50%), 11.83%,
4/28/2026(a)(d) 450,000 457,965
Citrus Re Ltd. ,
Series A, (3 Month Treasury
Bill Rate + 6.75%), 12.21%,
6/7/2026(a)(d) 450,000 458,910
Easton Re Pte. Ltd. ,
Series A, (3 Month Treasury
Bill Rate + 4.53%), 9.89%,
1/8/2024(a)(d) 400,000 398,800

50 - Statement of Investments - December 31, 2023 - NVIT Amundi Multi Sector Bond Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Financial Services
Everglades Re II Ltd. ,
Series a, 0.00%,
1/16/2024(a)(h) 350,000 348,775
Series A-1, (T-BILL
1MO + 6.61%), 11.96%,
5/14/2024(a)(d) 1,000,000 1,007,500
Series B-1, (T-BILL
1MO + 7.63%), 12.98%,
5/14/2024(a)(d) 250,000 252,875
Four Lakes Re Ltd. ,
Series A, (3 Month Treasury
Bill Rate + 6.50%), 11.95%,
1/7/2026(a)(d) 450,000 456,255
Series A, (3 Month Treasury
Bill Rate + 5.75%), 5.75%,
1/7/2027(a)(d) 250,000 249,875
Gateway Re Ltd. ,
Series C, 0.00%,
1/9/2024(a)(h) 250,000 249,125
Series A, (T-BILL 1MO
+ 13.00%), 18.36%,
2/24/2026(a)(d) 450,000 468,315
High Point Re Ltd. ,
Series A, (3 Month Treasury
Bill Rate + 5.75%), 11.12%,
1/6/2027(a)(d) 250,000 249,875
Hypatia Ltd. ,
Series A, (3 Month Treasury
Bill Rate + 9.50%), 14.95%,
4/8/2026(a)(d) 450,000 466,470
Lightning Re ,
Series 2023, (3 Month
Treasury Bill Rate
+ 11.00%), 16.36%,
3/31/2026(a)(d) 400,000 422,400
Locke Tavern Re Ltd. ,
Series A, (3 Month Treasury
Bill Rate + 4.75%), 4.75%,
4/9/2026(a)(d) 450,000 453,870
Long Point Re IV Ltd. ,
Series 2022, (3 Month
Treasury Bill Rate + 4.25%),
9.64%, 6/1/2026(a)(d) 450,000 444,195
Mona Lisa Re Ltd. ,
Series B, (3 Month Treasury
Bill Rate + 12.50%),
17.95%, 1/8/2026(a)(d) 450,000 482,850
Mystic Re IV Ltd. ,
Series B, (3 Month Treasury
Bill Rate + 11.60%),
11.60%, 1/8/2025(a)(d) 450,000 440,685
Series A, (3 Month Treasury
Bill Rate + 9.25%), 14.70%,
1/8/2026(a)(d) 450,000 463,995
Series A, (3 Month Treasury
Bill Rate + 12.00%),
17.35%, 1/8/2027(a)(d) 250,000 249,875
PennyMac Financial Services,
Inc. ,
7.88%, 12/15/2029(a)(c) 260,000 267,635
Corporate Bonds
Principal
Amount ($) Value ($)
Financial Services
Queen Street 2023 RE DAC ,
Series A, (3 Month Treasury
Bill Rate + 7.50%), 12.86%,
12/8/2025(a)(d) 450,000 457,920
Sanders Re III Ltd. ,
Series A, (3 Month Treasury
Bill Rate + 3.61%), 8.98%,
4/7/2026(a)(d) 450,000 426,240
Series A, (3 Month Treasury
Bill Rate + 6.46%), 11.83%,
6/5/2026(a)(d) 450,000 460,305
(3 Month Treasury Bill
Rate + 5.75%), 11.12%,
4/7/2027(a)(d) 450,000 440,460
Sussex Capital UK Pcc Ltd. ,
(3 Month Treasury Bill
Rate + 8.38%), 13.89%,
1/8/2025(a)(d) 450,000 442,890
Topanga Re Ltd. ,
Series A, (3 Month Treasury
Bill Rate + 3.31%), 10.46%,
1/8/2026(a)(d) 450,000 416,745
Ursa Re Ltd. ,
Series Aa, (3 Month
Treasury Bill Rate + 5.50%),
10.88%, 12/6/2025(a)(d) 450,000 450,315
14,876,050
Food Products 1 .6%
JBS USA LUX SA ,
5.75%, 4/1/2033(c) 645,000 638,929
6.50%, 12/1/2052(c) 1,285,000 1,292,066
Minerva Luxembourg SA ,
4.38%, 3/18/2031(a) 2,245,000 1,850,822
3,781,817
Gas Utilities 0 .8%
KeySpan Gas East Corp. ,
5.99%, 3/6/2033(a) 1,770,000 1,799,910
Ground Transportation 0 .3%
Ashtead Capital, Inc. ,
5.95%, 10/15/2033(a) 700,000 713,160
Health Care REITs 0 .7%
MPT Operating Partnership
LP ,
3.50%, 3/15/2031(c) 2,550,000 1,594,329
Hotels, Restaurants & Leisure 3 .4%
Carnival Corp. ,
6.00%, 5/1/2029(a)(c) 2,005,000 1,929,222
Darden Restaurants, Inc. ,
6.30%, 10/10/2033(c) 2,960,000 3,182,094
Deuce Finco plc ,
5.50%, 6/15/2027(a) GBP 655,000 776,704
Grupo Posadas SAB de CV ,
7.00%, 12/30/2027(a)(c)(i) 1,529,690 1,273,318
Viking Ocean Cruises Ship VII
Ltd. ,
5.63%, 2/15/2029(a)(c) 910,000 887,250
8,048,588

NVIT Amundi Multi Sector Bond Fund - December 31, 2023 - Statement of Investments - 51
Corporate Bonds
Principal
Amount ($) Value ($)
Insurance 4 .8%
Blue Ridge Re Ltd. ,
Series B, (T-BILL 1MO +
8.00%), 8.00%, 1/8/2027(a)
(d) 250,000 249,625
Series A, (3 Month Treasury
Bill Rate + 5.25%), 10.61%,
1/8/2027(a)(d) 250,000 249,625
Bonanza RE Ltd. ,
Series 2022, (3 Month
Treasury Bill Rate + 5.78%),
11.16%, 3/16/2025(a)(d) 250,000 236,375
Series A, (3 Month Treasury
Bill Rate + 8.25%), 13.63%,
1/8/2026(a)(d) 450,000 449,235
Farmers Exchange Capital III ,
(ICE LIBOR USD 3
Month + 3.45%), 5.45%,
10/15/2054(a)(d) 2,010,000 1,688,400
First Coast Re IV Ltd. ,
Series A, (3 Month Treasury
Bill Rate + 9.00%), 9.00%,
4/7/2026(a)(d) 400,000 403,760
FloodSmart Re Ltd. ,
Series A, (T-BILL 1MO
+ 16.25%), 21.62%,
3/11/2026(a)(d) 800,000 801,760
Integrity Re Ltd. ,
Series A, (T-BILL 1MO
+ 12.00%), 17.37%,
6/6/2025(a)(d) 400,000 415,200
Liberty Mutual Insurance Co. ,
7.70%, 10/15/2097(a) 730,000 799,266
Merna Reinsurance II Ltd. ,
Series A, (3 Month Treasury
Bill Rate + 7.75%), 13.20%,
7/7/2026(a)(d) 400,000 404,920
Series B, (3 Month Treasury
Bill Rate + 10.25%),
15.70%, 7/7/2026(a)(d) 450,000 465,930
Metropolitan Life Global
Funding I ,
5.15%, 3/28/2033(a) 1,145,000 1,164,876
Mutual of Omaha Insurance
Co. ,
(ICE LIBOR USD 3
Month + 2.64%), 4.30%,
7/15/2054(a)(d) 170,000 166,989
Residential Reinsurance 2020
Ltd. ,
Series 3, (3 Month Treasury
Bill Rate + 8.66%), 14.03%,
12/6/2024(a)(d) 416,000 408,055
Residential Reinsurance 2023
Ltd. ,
Series 5, (T-BILL 1MO
+ 5.75%), 0.50%,
12/6/2027(a)(d) 250,000 249,625
Series 3, (T-BILL 1MO
+ 8.50%), 0.50%,
12/6/2027(a)(d) 250,000 249,625
Corporate Bonds
Principal
Amount ($) Value ($)
Insurance
Solomon Re Ltd. ,
Series A, (3 Month Treasury
Bill Rate + 5.25%), 10.61%,
6/8/2026(a)(d) 450,000 457,425
Titania RE Ltd. ,
Series A, (T-BILL 1MO
+ 12.25%), 17.61%,
2/27/2026(a)(d) 450,000 481,635
Torrey Pines Re Ltd. ,
Series A, (3 Month Treasury
Bill Rate + 5.00%), 10.36%,
6/5/2026(a)(d) 450,000 451,350
Torrey Pines Re Pte. Ltd. ,
Series A, (3 Month Treasury
Bill Rate + 4.18%), 9.54%,
6/7/2024(a)(d) 250,000 247,350
Vitality Re XII Ltd. ,
Series B, (3 Month Treasury
Bill Rate + 2.75%), 8.20%,
1/7/2025(a)(d) 250,000 246,100
Vitality Re XIII Ltd. ,
Series A, (3 Month Treasury
Bill Rate + 2.00%), 7.45%,
1/6/2026(a)(d) 450,000 442,125
Series B, (3 Month Treasury
Bill Rate + 2.75%), 8.20%,
1/6/2026(a)(d) 250,000 242,125
Vitality Re XIV Ltd. ,
Series A, (3 Month Treasury
Bill Rate + 3.50%), 8.94%,
1/5/2027(a)(d) 500,000 499,750
11,471,126
Media 1 .8%
Charter Communications
Operating LLC ,
6.65%, 2/1/2034(c) 3,000,000 3,163,449
CSC Holdings LLC ,
4.63%, 12/1/2030(a) 1,400,000 842,969
5.00%, 11/15/2031(a) 300,000 181,500
Diamond Sports Group LLC ,
6.63%, 8/15/2027(a)(g) 693,000 34,650
4,222,568
Metals & Mining 0 .2%
Galileo Re Ltd. ,
Series B, (3 Month Treasury
Bill Rate + 7.00%), 12.37%,
1/8/2026(a)(d) 250,000 249,625
Series A, (3 Month Treasury
Bill Rate + 7.00%), 12.37%,
1/7/2028(a)(d) 250,000 249,625
499,250
Multi-Utilities 0 .5%
Algonquin Power & Utilities
Corp. ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 3.25%),
4.75%, 1/18/2082(c)(d) 1,330,000 1,123,850

52 - Statement of Investments - December 31, 2023 - NVIT Amundi Multi Sector Bond Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Office REITs 1 .1%
Corporate Office Properties
LP ,
2.90%, 12/1/2033 3,150,000 2,459,137
Highwoods Realty LP ,
3.05%, 2/15/2030 79,000 65,272
2.60%, 2/1/2031 83,000 64,515
2,588,924
Oil, Gas & Consumable Fuels 6 .4%
Aker BP ASA ,
6.00%, 6/13/2033(a) 2,005,000 2,082,607
Civitas Resources, Inc. ,
8.38%, 7/1/2028(a) 2,090,000 2,181,845
Enbridge, Inc. ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 4.43%),
8.50%, 1/15/2084(c)(d) 990,000 1,053,009
Energy Transfer LP ,
Series G, (US Treasury
Yield Curve Rate T Note
Constant Maturity 5
Year + 5.31%), 7.13%,
5/15/2030(d)(e) 1,173,000 1,080,894
6.55%, 12/1/2033(c) 1,225,000 1,329,493
Golar LNG Ltd. ,
7.00%, 10/20/2025(a) 688,751 678,420
International Petroleum Corp. ,
Reg. S, 7.25%, 2/1/2027(a) 1,154,000 1,070,914
MC Brazil Downstream
Trading SARL ,
7.25%, 6/30/2031(a) 2,116,091 1,658,486
Midwest Connector Capital
Co. LLC ,
4.63%, 4/1/2029(a) 481,000 463,084
Petroleos Mexicanos ,
6.70%, 2/16/2032 2,047,000 1,698,559
SCC Power plc ,
8.00%, 12/31/2028(a)(f) 1,921,422 854,286
Tullow Oil plc ,
10.25%, 5/15/2026(a) 1,106,000 986,828
15,138,425
Passenger Airlines 1 .6%
ABRA Global Finance ,
6.00%, 3/2/2028(a)(f) 1,144,849 838,414
American Airlines, Inc. ,
5.75%, 4/20/2029(a)(c) 345,000 336,293
Grupo Aeromexico SAB de
CV ,
8.50%, 3/17/2027(a) 1,115,000 1,076,229
VistaJet Malta Finance plc ,
7.88%, 5/1/2027(a) 810,000 696,670
6.38%, 2/1/2030(a)(c) 1,192,000 832,459
3,780,065
Personal Care Products 0 .4%
Coty, Inc. ,
5.75%, 9/15/2028(a) EUR 895,000 1,038,425
Corporate Bonds
Principal
Amount ($) Value ($)
Pharmaceuticals 0 .0%
†
Tricida, Inc. ,
3.50%, 5/15/2027^∞ 2,520,000 0
Real Estate Management & Development 0 .4%
Kennedy-Wilson, Inc. ,
4.75%, 2/1/2030(c) 1,160,000 940,215
Residential REITs 1 .0%
Sun Communities Operating
LP ,
5.70%, 1/15/2033(c) 2,305,000 2,333,382
Semiconductors & Semiconductor Equipment 0 .3%
Foundry JV Holdco LLC ,
5.88%, 1/25/2034(a) 660,000 677,908
Wireless Telecommunication Services 0 .4%
T-Mobile USA, Inc. ,
5.05%, 7/15/2033(c) 1,000,000 1,007,775
Total Corporate Bonds
(cost $156,551,250)
149,658,966
Foreign Government Security 0 .4%
SERBIA 0.4%
Republic of Serbia,
2.05%, 9/23/2036(a) EUR 1,225,000 939,118
Total Foreign Government Security
(cost $1,401,038)
939,118
Loan Participation 0 .6%
Media 0 .6%
Radiate Holdco LLC, Term
Loan B, (CME Term SOFR
1 Month + 3.25%), 8.72%,
9/25/2026 (d) 1,651,300 1,316,268
0
Total Loan Participation
(cost $1,650,481) 1,316,268
Supranational 0 .1%
International Bank for
Reconstruction &
Development, (CME Term
SOFR 3 Month + 10.26%),
15.64%, 3/13/2024(a)(d) 250,000 249,500
Total Supranational
(cost $253,528)
249,500

NVIT Amundi Multi Sector Bond Fund - December 31, 2023 - Statement of Investments - 53
Warrants 0 .0%
†
Number of
Warrants Value ($)
Trading Companies & Distributors 0 .0%
†
Avation plc, expiring
10/31/2026 * 35,000 8,924
Total Warrants (cost $ 0 ) 8,924
Repurchase Agreements 7 .7%
Principal
Amount ($) Value ($)
Bank of America NA
5.34%, dated 12/29/2023,
due 1/2/2024, repurchase
price $2,001,187,
collateralized by U.S.
Government Agency
Securities, ranging from
3.00% - 3.50%, maturing
5/1/2045 - 1/1/2047; total
market value $2,040,000.
(j)(k) 2,000,000 2,000,000
BofA Securities, Inc.
5.34%, dated 12/29/2023,
due 1/2/2024, repurchase
price $2,001,187,
collateralized by U.S.
Government Agency
Securities, ranging from
1.25% - 6.74%, maturing
1/25/2025 - 11/20/2072;
total market value
$2,040,000. (j)(k) 2,000,000 2,000,000
Cantor Fitzgerald & Co.
5.40%, dated 12/29/2023,
due 1/2/2024, repurchase
price $2,315,592,
collateralized by U.S.
Government Agency
Securities, ranging from
0.38% - 28.14%, maturing
10/15/2024 - 11/20/2073;
total market value
$2,360,487. (j)(k) 2,314,202 2,314,202
MetLife, Inc.
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $2,001,185,
collateralized by U.S.
Government Treasury
Securities, 0.00%,
maturing 5/15/2046; total
market value $2,041,119.
(j)(k) 2,000,000 2,000,000
Repurchase Agreements
Principal
Amount ($) Value ($)
Pershing LLC
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $9,948,719,
collateralized by U.S.
Government Agency
Securities, ranging from
0.27% - 8.00%, maturing
2/15/2024 - 10/20/2073;
total market value
$10,141,687. (j)(k) 9,942,830 9,942,830
Total Repurchase Agreements
(cost $18,257,032)
18,257,032
Total Investments
(cost $253,650,560) — 102.3%
242,479,487
Liabilities in excess of other
assets — (2.3)% (5,443,571)
NET ASSETS — 100.0%
$ 237,035,916
* Denotes a non-income producing security.
^ Value determined using significant unobservable inputs.
∞ Fair valued security.
† Amount rounds to less than 0.1%.
(a) Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board
of Trustees. The liquidity determination is unaudited. The
aggregate value of these securities as of December 31, 2023
was $151,665,355 which represents 63.98% of net assets.
(b) Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest
rates and prepayments on the underlying pool of assets.  See
Note – for further information. The interest rate shown was
the current rate as of December 31, 2023.
(c) The security or a portion of this security is on loan as of December 31, 2023. The total value of securities on
loan as of December 31, 2023 was $34,744,719, which
was collateralized by cash used to purchase repurchase
agreements with a total value of $18,257,032 and by
$17,738,676 of collateral in the form of U.S. Government
Treasury Securities, interest rates ranging from 0.00%
– 7.63%, and maturity dates ranging from 1/25/2024 –
8/15/2053, a total value of $35,995,708.
(d) Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as
of December 31, 2023.
(e) Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2023.
The maturity date reflects the next call date.
(f) PIK-Payment-in-kind security. Income may be in cash or
additional notes, at the discretion of the issuer. The rate
disclosed is the cash rate.
(g) Security in default.
(h) Zero Coupon Security. Debt security that pays no cash
income but is sold at substantial discount from its value at maturity.

54 - Statement of Investments - December 31, 2023 - NVIT Amundi Multi Sector Bond Fund
(i) Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate as of December 31, 2023.
(j) Security was purchased with cash collateral held from
securities on loan. The total value of securities purchased
with cash collateral as of December 31, 2023 was
$18,257,032.
(k) Please refer to Note 2 for additional information on the joint repurchase agreement.
CLO Collateralized Loan Obligations
FHLMC Federal Home Loan Mortgage Corp.
GNMA Government National Mortgage Association
ICE Intercontinental Exchange
IO Interest only
LIBOR London Interbank Offered Rate
Reg. S Regulation S - Security was purchased pursuant
to Regulation S under the Securities Act of
1933, which exempts from registration securities
offered and sold outside of the United States.
Such security cannot be sold in the United States
without either an effective registration statement
filed pursuant to the Securities Act of 1933 or
pursuant to an exemption from registration.
Currently there is no restriction on trading this
security.
REIT Real Estate Investment Trust
REMICS Real Estate Mortgage Investment Conduits
SOFR Secured Overnight Financing Rate
Currency:
EUR Euro
GBP British Pound
USD United States Dollar

NVIT Amundi Multi Sector Bond Fund - December 31, 2023 - Statement of Investments - 55
Centrally Cleared Credit default swap contracts outstanding - buy protection as of December 31, 2023
1
:
Reference
Obligation/Index
Financing
Rate Paid
by the
Fund (%)
Payment
Frequency
Maturity
Date
Implied
Credit
Spread (%)
2
Notional
Amount
3
Upfront
Payments
(Receipts)
($)
4
Unrealized
Appreciation
(Depreciation)
($) Value ($)
Markit CDX North
American High
Yield Index Series
41-V2 5.00 Quarterly 12/20/2028 3.56 USD 77,000,000 (299,174) (4,253,415) (4,552,589)
(299,174) (4,253,415) (4,552,589)
As of December 31, 2023, the Fund had $3,756,367 segregated as collateral for credit default swap contracts.
1 The Fund, as a buyer of credit protection, pays periodic payments and any upfront premium to the protection seller, and is obligated to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of each individual swap contract.
2 Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make a payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
3 The notional amount is the maximum amount that a seller of a credit default swap would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
4 Upfront premiums generally related to payments received or paid at the initiation of the swap agreement to compensate for differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).
Currency:
USD United States dollar

56 - Statement of Investments - December 31, 2023 - NVIT Amundi Multi Sector Bond Fund
Forward Foreign Currency Contracts outstanding as of December 31, 2023:
Currenc y Purchased Currency Sold Counterparty Settlement Date
Unrealized
Appreciation
(Depreciation) ($)
USD 2,947,740 EUR 2,685,000 HSBC Bank PLC 1/18/2024 (18,219)
USD 748,848 GBP 588,973 Bank of America NA 1/18/2024 (1,952)
USD 563,134 MXN 9,845,834 Morgan Stanley Co., Inc. 3/27/2024 (8,743)
Total unrealized depreciation (28,914)
Net unrealized depreciation (28,914)
Currency:
EUR Euro
GBP British pound
MXN Mexican peso
USD United States dollar
Futures contracts outstanding as of December 31, 2023:
Description
Number of
Contracts
Expiration
Date
Trading
Currency
Notional
Amount ($)
Value and
Unrealized
Appreciation
(Depreciation) ($)
Long Contracts
U.S. Treasury 2 Year Note 111 3/2024 USD 22,856,461 241,666
U.S. Treasury Long Bond 43 3/2024 USD 5,372,313 396,642
Total long contracts 638,308
Short Contracts
Euro-Bobl (13) 3/2024 EUR (1,711,829) (21,187)
Euro-Bund (29) 3/2024 EUR (4,393,037) (111,352)
U.S. Treasury 5 Year Note (93) 3/2024 USD (10,115,930) (41,188)
U.S. Treasury 10 Year Note (1) 3/2024 USD (112,891) (3,877)
U.S. Treasury 10 Year Ultra Note (488) 3/2024 USD (57,591,625) (2,441,200)
U.S. Treasury Ultra Bond (48) 3/2024 USD (6,412,500) (443,313)
Total short contracts (3,062,117)
Net contracts (2,423,809)
As of December 31, 2023, the Fund had $1,915,111 segregated as collateral with the broker for open futures contracts. Deposits with broker for futures contracts or Due to broker, as applicable, on the Statement of Assets and Liabilities includes this balance netted with other cash activity within the broker.
Currency:
EUR Euro
USD United States Dollar
The accompanying notes are an integral part of these financial statements.

NVIT BNY Mellon Core Plus Bond Fund - December 31, 2023 - Statement of Investments - 57
Asset-Backed Securities 8 .0%
Principal
Amount ($) Value ($)
Airlines 0 .0%
†
United Airlines Pass-Through
Trust, Series 2020-1, Class
B, 4.88%, 1/15/2026 33,440 32,391
Automobiles 1 .3%
AmeriCredit Automobile
Receivables Trust, Series
2022-2, Class B, 4.81%,
4/18/2028 1,814,000 1,793,945
Avis Budget Rental Car
Funding AESOP LLC,
Series 2020-1A, Class A,
2.33%, 8/20/2026(a) 2,475,000 2,365,862
Chesapeake Funding II LLC,
Series 2023-2A, Class A1,
6.16%, 10/15/2035(a) 1,426,412 1,441,123
Credit Acceptance Auto
Loan Trust, Series 2022-
3A, Class A, 6.57%,
10/15/2032(a) 1,765,000 1,782,801
Exeter Automobile
Receivables Trust, Series
2022-3A, Class B, 4.86%,
12/15/2026 2,644,000 2,632,542
Ford Credit Auto Owner Trust,
Series 2022-C, Class A4,
4.59%, 12/15/2027 4,071,000 4,046,531
Santander Drive Auto
Receivables Trust
Series 2022-1, Class B,
2.36%, 8/17/2026 3,036,250 3,011,029
Series 2022-5, Class A3,
4.11%, 8/17/2026 989,868 985,203
SFS Auto Receivables
Securitization Trust, Series
2023-1A, Class A2A, 5.89%,
3/22/2027(a) 1,822,293 1,825,379
Tesla Auto Lease Trust, Series
2023-B, Class A3, 6.13%,
9/21/2026(a) 4,393,000 4,436,804
US Bank NA, Series 2023-
1, Class B, 6.79%,
8/25/2032(a) 525,000 526,285
24,847,504
Equipment Loans & Leases 0 .3%
Amur Equipment Finance
Receivables XI LLC, Series
2022-2A, Class A2, 5.30%,
6/21/2028(a) 581,561 579,902
Auxilior Term Funding LLC,
Series 2023-1A, Class A2,
6.18%, 12/15/2028(a) 1,232,000 1,236,499
Daimler Trucks Retail Trust,
Series 2023-1, Class A3,
5.90%, 3/15/2027 4,184,000 4,242,773
6,059,174
Asset-Backed Securities
Principal
Amount ($) Value ($)
Other 5 .9%
Apidos CLO XXXIX Ltd.,
Series 2022-39A, Class A1,
6.71%, 4/21/2035(a)(b) 8,660,000 8,623,619
Cerberus Loan Funding
XXXVII LP, Series 2022-
1A, Class A1, 7.17%,
4/15/2034(a)(b) 5,600,000 5,512,578
DataBank Issuer, Series
2021-2A, Class A2, 2.40%,
10/25/2051(a) 4,008,000 3,563,451
DB Master Finance LLC,
Series 2021-1A, Class A2I,
2.05%, 11/20/2051(a) 4,102,280 3,728,033
Flexential Issuer, Series
2021-1A, Class A2, 3.25%,
11/27/2051(a) 4,941,000 4,434,157
Fortress Credit Opportunities
IX CLO Ltd., Series 2017-
9A, Class A1TR, 7.21%,
10/15/2033(a)(b) 7,250,000 7,221,051
Hilton Grand Vacations Trust
Series 2022-2A, Class A,
4.30%, 1/25/2037(a) 439,785 427,798
Series 2023-1A, Class A,
5.72%, 1/25/2038(a) 909,162 925,175
Marlette Funding Trust, Series
2022-3A, Class A, 5.18%,
11/15/2032(a) 296,787 295,955
MCF CLO IX Ltd., Series
2019-1A, Class A1R,
6.90%, 7/17/2031(a)(b) 5,794,521 5,775,874
MF1 Ltd.
Series 2021-FL7, Class AS,
6.92%, 10/16/2036(a)(b) 6,378,500 6,186,943
Series 2022-FL8, Class A,
6.71%, 2/19/2037(a)(b) 4,332,500 4,266,385
Neuberger Berman Loan
Advisers CLO 47 Ltd.,
Series 2022-47A, Class A,
6.69%, 4/14/2035(a)(b) 12,721,428 12,673,392
New Economy Assets Phase
1 Sponsor LLC, Series
2021-1, Class A1, 1.91%,
10/20/2061(a) 7,268,000 6,360,148
PFS Financing Corp., Series
2021-B, Class A, 0.77%,
8/15/2026(a) 8,280,000 8,021,542
Purewest Funding LLC, Series
2021-1, Class A1, 4.09%,
12/22/2036(a) 1,403,691 1,347,802
SBA Tower Trust, 2.59%,
10/15/2031(a) 3,130,000 2,517,401
Stratus CLO Ltd., Series
2021-3A, Class A, 6.63%,
12/29/2029(a)(b) 4,243,214 4,238,597
Textainer Marine Containers
VII Ltd.
Series 2020-2A, Class A,
2.10%, 9/20/2045(a) 2,894,692 2,619,279
Series 2021-2A, Class A,
2.23%, 4/20/2046(a) 2,969,667 2,649,686

58 - Statement of Investments - December 31, 2023 - NVIT BNY Mellon Core Plus Bond Fund
Asset-Backed Securities
Principal
Amount ($) Value ($)
Other
Trestles CLO IV Ltd., Series
2021-4A, Class A, 6.84%,
7/21/2034(a)(b) 1,450,000 1,449,278
Upstart Securitization Trust,
Series 2021-5, Class A,
1.31%, 11/20/2031(a) 248,520 246,764
Voya CLO Ltd., Series
2019-2A, Class A, 6.95%,
7/20/2032(a)(b) 14,600,000 14,599,985
107,684,893
Student Loan 0 .5%
Navient Private Education Refi
Loan Trust
Series 2021-EA, Class A,
0.97%, 12/16/2069(a) 5,207,931 4,488,102
Series 2021-GA, Class A,
1.58%, 4/15/2070(a) 5,171,801 4,483,761
8,971,863
Total Asset-Backed Securities
(cost $152,936,132)
147,595,825
Collateralized Mortgage Obligations 1 .3%
Angel Oak Mortgage Trust,
Series 2019-6, Class A1,
2.62%, 11/25/2059(a)(b) 454,630 438,560
BRAVO Residential Funding
Trust, Series 2023-
NQM5, Class A2, 6.86%,
6/25/2063(a)(c) 1,699,753 1,711,031
COLT Mortgage Loan Trust,
Series 2023-3, Class A2,
7.43%, 9/25/2068(a)(c) 3,218,101 3,267,282
GCAT Trust, Series 2019-
NQM3, Class A1, 3.69%,
11/25/2059(a)(b) 737,383 695,977
GNMA REMIC, Series 2023-
19, Class WB, 5.69%,
11/20/2051(b) 2,389,975 2,464,305
Imperial Fund Mortgage Trust,
Series 2023-NQM1, Class
A1, 5.94%, 2/25/2068(a)(c) 1,952,092 1,947,189
New Residential Mortgage
Loan Trust
Series 2019-NQM5, Class
A1, 2.71%, 11/25/2059(a)(b) 1,060,664 967,191
Series 2022-NQM1, Class
A1, 2.28%, 4/25/2061(a)(b) 7,930,018 6,743,725
Starwood Mortgage
Residential Trust, Series
2021-3, Class A1, 1.13%,
6/25/2056(a)(b) 2,275,347 1,867,082
Towd Point Mortgage Trust,
Series 2023-1, Class A1,
3.75%, 1/25/2063(a) 1,657,354 1,566,728
Verus Securitization Trust
Series 2019-4, Class A1,
3.64%, 11/25/2059(a)(c) 282,021 273,172
Collateralized Mortgage Obligations
Principal
Amount ($) Value ($)
Series 2021-3, Class A1,
1.05%, 6/25/2066(a)(b) 2,783,952 2,314,714
Total Collateralized Mortgage Obligations
(cost $26,406,626)
24,256,956
Commercial Mortgage-Backed Securities 0 .7%
Citigroup Commercial
Mortgage Trust, Series
2018-C6, Class A4, 4.41%,
11/10/2051 4,505,000 4,202,457
Wells Fargo Commercial
Mortgage Trust
Series 2015-C28, Class A4,
3.54%, 5/15/2048 3,795,000 3,668,883
Series 2017-C39, Class A5,
3.42%, 9/15/2050 3,895,000 3,643,920
WFRBS Commercial
Mortgage Trust, Series
2014-C22, Class AS,
4.07%, 9/15/2057(b) 2,620,000 2,380,731
Total Commercial Mortgage-Backed
Securities
(cost $15,514,176) 13,895,991
Corporate Bonds 48 .4%
Aerospace & Defense 1 .6%
Boeing Co. (The) ,
2.20%, 2/4/2026(d) 4,607,000 4,353,094
3.63%, 2/1/2031(d) 10,130,000 9,408,654
5.71%, 5/1/2040 1,560,000 1,612,938
5.81%, 5/1/2050 3,910,000 4,049,005
Northrop Grumman Corp. ,
3.25%, 1/15/2028(d) 3,388,000 3,237,501
Rolls-Royce plc ,
5.75%, 10/15/2027(a) 3,620,000 3,626,219
TransDigm, Inc. ,
6.25%, 3/15/2026(a) 705,000 703,782
7.50%, 3/15/2027 425,000 427,151
5.50%, 11/15/2027(d) 610,000 597,634
6.75%, 8/15/2028(a)(d) 863,000 882,920
28,898,898
Automobiles 0 .7%
Ford Motor Co. ,
4.75%, 1/15/2043(d) 360,000 297,173
5.29%, 12/8/2046 360,000 317,219
General Motors Co. ,
6.80%, 10/1/2027 3,845,000 4,075,939
Stellantis Finance US, Inc. ,
2.69%, 9/15/2031(a)(d) 1,521,000 1,272,575
Volkswagen Group of America
Finance LLC ,
3.35%, 5/13/2025(a) 3,485,000 3,393,052
3.75%, 5/13/2030(a) 4,385,000 4,040,885
13,396,843

NVIT BNY Mellon Core Plus Bond Fund - December 31, 2023 - Statement of Investments - 59
Corporate Bonds
Principal
Amount ($) Value ($)
Banks 7 .3%
Banco Santander SA ,
Reg. S, (USD SOFR
Spread-Adjusted ICE Swap
Rate 5 Year + 4.99%),
7.50%, 2/08/2024(e)(f) 1,200,000 1,200,000
5.59%, 8/8/2028 5,400,000 5,505,994
2.75%, 12/3/2030(d) 4,400,000 3,652,425
Bank of America Corp. ,
Series JJ, (CME Term
SOFR 3 Month + 3.55%),
5.13%, 6/20/2024(e)(f) 1,870,000 1,838,163
Series X, (CME Term SOFR
3 Month + 3.97%), 6.25%,
9/05/2024(e)(f) 1,240,000 1,228,579
4.45%, 3/3/2026(d) 4,155,000 4,109,247
Series FF, (CME Term
SOFR 3 Month + 3.19%),
5.88%, 3/15/2028(e)(f) 1,000,000 957,361
(CME Term SOFR 3
Month + 1.77%), 3.71%,
4/24/2028(f) 3,125,000 2,984,077
(SOFR + 2.15%), 2.59%,
4/29/2031(f) 4,605,000 3,968,542
(SOFR + 1.32%), 2.69%,
4/22/2032(f) 5,870,000 4,956,808
(SOFR + 1.22%), 2.30%,
7/21/2032(d)(f) 5,145,000 4,201,084
BNP Paribas SA ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 3.34%),
4.63%, 2/25/2031(a)(e)(f) 1,290,000 1,039,065
Citigroup, Inc. ,
Series U, (SOFR + 3.81%),
5.00%, 9/12/2024(e)(f) 1,239,000 1,202,692
Series V, (SOFR + 3.23%),
4.70%, 1/30/2025(e)(f) 750,000 697,565
(CME Term SOFR 3
Month + 1.16%), 3.35%,
4/24/2025(d)(f) 5,475,000 5,433,057
Series W, (US Treasury
Yield Curve Rate T Note
Constant Maturity 5
Year + 3.60%), 4.00%,
12/10/2025(e)(f) 840,000 773,146
(CME Term SOFR 3
Month + 1.82%), 3.89%,
1/10/2028(d)(f) 2,080,000 2,011,334
Citizens Bank NA ,
2.25%, 4/28/2025 729,000 696,845
(SOFR + 1.45%), 6.06%,
10/24/2025(f) 3,135,000 3,058,406
Citizens Financial Group, Inc. ,
Series B, (CME Term SOFR
3 Month + 3.26%), 8.69%,
4/06/2024(e)(f) 2,650,000 2,337,472
Fifth Third Bancorp ,
Series L, (US Treasury Yield
Curve Rate T Note Constant
Maturity 5 Year + 4.22%),
4.50%, 9/30/2025(e)(f) 655,000 607,550
Corporate Bonds
Principal
Amount ($) Value ($)
Banks
HSBC Holdings plc ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 3.65%),
4.60%, 12/17/2030(e)(f) 5,582,000 4,655,464
ING Groep NV ,
(USD Swap Semi 5
Year + 4.45%), 6.50%,
4/16/2025(e)(f) 1,000,000 973,887
(SOFR + 1.64%), 3.87%,
3/28/2026(f) 7,254,000 7,109,339
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 4.34%),
5.75%, 11/16/2026(e)(f) 1,385,000 1,292,944
Intesa Sanpaolo SpA ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 2.60%),
4.20%, 6/1/2032(a)(f) 1,975,000 1,628,522
JPMorgan Chase & Co. ,
Series CC, (CME Term
SOFR 3 Month + 2.84%),
8.22%, 2/01/2024(e)(f) 1,430,000 1,424,675
Series FF, (CME Term
SOFR 3 Month + 3.38%),
5.00%, 8/01/2024(e)(f) 1,385,000 1,359,746
Series HH, (CME Term
SOFR 3 Month + 3.13%),
4.60%, 2/01/2025(e)(f) 2,208,000 2,129,219
(CME Term SOFR 3
Month + 1.42%), 3.22%,
3/1/2025(f) 9,650,000 9,610,327
Series KK, (US Treasury
Yield Curve Rate T Note
Constant Maturity 5
Year + 2.85%), 3.65%,
6/01/2026(e)(f) 450,000 411,810
(CME Term SOFR 3
Month + 1.51%), 2.74%,
10/15/2030(d)(f) 4,550,000 4,045,514
(SOFR + 1.07%), 1.95%,
2/4/2032(f) 4,610,000 3,747,446
(CME Term SOFR 3
Month + 1.51%), 2.53%,
11/19/2041(f) 2,385,000 1,686,298
NatWest Group plc ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 3.10%),
4.60%, 6/28/2031(e)(f) 1,890,000 1,418,303
PNC Financial Services
Group, Inc. (The) ,
(United States SOFR
Compounded Index
+ 1.73%), 6.62%,
10/20/2027(f) 2,671,000 2,770,686
Santander Holdings USA, Inc. ,
(SOFR + 2.36%), 6.50%,
3/9/2029(d)(f) 1,280,000 1,322,336

60 - Statement of Investments - December 31, 2023 - NVIT BNY Mellon Core Plus Bond Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Banks
Standard Chartered plc ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 3.14%),
4.30%, 8/19/2028(a)(e)(f) 1,820,000 1,479,695
Toronto-Dominion Bank (The) ,
5.53%, 7/17/2026(d) 6,291,000 6,410,523
Truist Financial Corp. ,
Series L, (CME Term SOFR
3 Month + 3.36%), 8.75%,
12/15/2024(e)(f) 760,000 756,546
Series P, (US Treasury Yield
Curve Rate T Note Constant
Maturity 5 Year + 4.61%),
4.95%, 9/01/2025(e)(f) 590,000 564,564
(SOFR + 2.45%), 7.16%,
10/30/2029(f) 1,453,000 1,569,287
Series Q, (US Treasury
Yield Curve Rate T Note
Constant Maturity 10
Year + 4.35%), 5.10%,
3/01/2030(e)(f) 650,000 589,033
(SOFR + 2.36%), 5.87%,
6/8/2034(f) 742,000 756,910
US Bancorp ,
(SOFR + 2.26%), 5.84%,
6/12/2034(d)(f) 1,532,000 1,580,295
Wells Fargo & Co. ,
Series S, (ICE LIBOR USD
3 Month + 3.11%), 5.90%,
6/15/2024(c)(e)(f) 1,290,000 1,276,400
Series U, (ICE LIBOR USD
3 Month + 3.99%), 5.87%,
6/15/2025(c)(e)(f) 645,000 638,277
Series BB, (US Treasury
Yield Curve Rate T Note
Constant Maturity 5
Year + 3.45%), 3.90%,
3/15/2026(e)(f) 1,335,000 1,233,482
(SOFR + 2.00%), 2.19%,
4/30/2026(f) 1,680,000 1,610,055
(SOFR + 1.51%), 3.53%,
3/24/2028(f) 3,183,000 3,036,641
(SOFR + 1.74%), 5.57%,
7/25/2029(d)(f) 2,408,000 2,458,733
(CME Term SOFR 3
Month + 1.43%), 2.88%,
10/30/2030(f) 8,980,000 7,982,880
(SOFR + 2.53%), 3.07%,
4/30/2041(d)(f) 5,055,000 3,824,391
133,813,640
Beverages 0 .7%
Anheuser-Busch Cos. LLC ,
4.90%, 2/1/2046 2,805,000 2,749,577
Constellation Brands, Inc. ,
3.15%, 8/1/2029 2,677,000 2,487,935
2.88%, 5/1/2030(d) 6,555,000 5,871,144
2.25%, 8/1/2031 2,625,000 2,205,700
13,314,356
Corporate Bonds
Principal
Amount ($) Value ($)
Biotechnology 1 .2%
AbbVie, Inc. ,
2.95%, 11/21/2026(d) 12,930,000 12,398,543
Amgen, Inc. ,
5.25%, 3/2/2030 1,019,000 1,047,528
2.80%, 8/15/2041 5,190,000 3,773,691
5.65%, 3/2/2053(d) 2,441,000 2,568,142
Gilead Sciences, Inc. ,
2.80%, 10/1/2050(d) 2,675,000 1,846,230
21,634,134
Broadline Retail 0 .4%
Amazon.com, Inc. ,
3.10%, 5/12/2051(d) 3,765,000 2,798,476
Macy's Retail Holdings LLC ,
5.88%, 3/15/2030(a) 2,885,000 2,741,010
Prosus NV ,
3.26%, 1/19/2027(a) 2,250,000 2,078,604
7,618,090
Building Products 0 .6%
Carrier Global Corp. ,
2.49%, 2/15/2027(d) 1,046,000 983,497
2.72%, 2/15/2030(d) 3,515,000 3,144,746
6.20%, 3/15/2054(a) 523,000 604,573
Smyrna Ready Mix Concrete
LLC ,
6.00%, 11/1/2028(a)(d) 2,710,000 2,668,210
8.88%, 11/15/2031(a) 3,714,000 3,904,068
11,305,094
Capital Markets 2 .4%
Goldman Sachs Group, Inc.
(The) ,
Series Q, (US Treasury
Yield Curve Rate T Note
Constant Maturity 5
Year + 3.62%), 5.50%,
8/10/2024(e)(f) 968,000 954,472
Series R, (US Treasury
Yield Curve Rate T Note
Constant Maturity 5
Year + 3.22%), 4.95%,
2/10/2025(e)(f) 1,144,000 1,092,382
(CME Term SOFR 3
Month + 1.46%), 3.27%,
9/29/2025(f) 2,200,000 2,162,791
Series T, (US Treasury Yield
Curve Rate T Note Constant
Maturity 5 Year + 2.97%),
3.80%, 5/10/2026(e)(f) 605,000 538,774
Series U, (US Treasury
Yield Curve Rate T Note
Constant Maturity 5
Year + 2.92%), 3.65%,
8/10/2026(e)(f) 1,060,000 939,976
(SOFR + 1.09%), 1.99%,
1/27/2032(f) 4,720,000 3,813,707
(SOFR + 1.28%), 2.62%,
4/22/2032(d)(f) 5,415,000 4,545,397
(SOFR + 1.25%), 2.38%,
7/21/2032(f) 6,565,000 5,393,977

NVIT BNY Mellon Core Plus Bond Fund - December 31, 2023 - Statement of Investments - 61
Corporate Bonds
Principal
Amount ($) Value ($)
Capital Markets
Morgan Stanley ,
(SOFR + 1.15%), 2.72%,
7/22/2025(d)(f) 3,440,000 3,383,216
3.63%, 1/20/2027 4,000,000 3,877,949
(CME Term SOFR 3
Month + 1.40%), 3.77%,
1/24/2029(d)(f) 2,825,000 2,694,153
(SOFR + 1.14%), 2.70%,
1/22/2031(f) 7,235,000 6,324,667
(SOFR + 1.02%), 1.93%,
4/28/2032(d)(f) 4,630,000 3,723,097
Nasdaq, Inc. ,
5.35%, 6/28/2028(d) 1,398,000 1,439,866
5.95%, 8/15/2053(d) 366,000 393,130
UBS Group AG ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 3.31%),
4.38%, 2/10/2031(a)(e)(f) 1,040,000 821,370
(SOFR + 3.92%), 6.54%,
8/12/2033(a)(f) 1,359,000 1,450,266
43,549,190
Chemicals 1 .3%
Alpek SAB de CV ,
3.25%, 2/25/2031(a) 4,982,000 4,267,725
Axalta Coating Systems Dutch
Holding B BV ,
7.25%, 2/15/2031(a)(d) 189,000 198,211
Braskem Netherlands Finance
BV ,
4.50%, 1/31/2030(a) 5,844,000 4,535,898
Celanese US Holdings LLC ,
6.17%, 7/15/2027(d) 7,573,000 7,765,018
Orbia Advance Corp. SAB de
CV ,
2.88%, 5/11/2031(a) 1,769,000 1,463,842
Sasol Financing USA LLC ,
5.88%, 3/27/2024 400,000 397,550
4.38%, 9/18/2026 200,000 185,750
6.50%, 9/27/2028(d) 400,000 381,023
Sherwin-Williams Co. (The) ,
2.90%, 3/15/2052 5,312,000 3,659,818
Tronox, Inc. ,
4.63%, 3/15/2029(a) 290,000 256,882
Westlake Corp. ,
3.38%, 8/15/2061 2,530,000 1,626,929
24,738,646
Commercial Services & Supplies 0 .2%
GFL Environmental, Inc. ,
6.75%, 1/15/2031(a) 1,108,000 1,141,551
Prime Security Services
Borrower LLC ,
5.75%, 4/15/2026(a) 590,000 593,197
6.25%, 1/15/2028(a)(d) 1,250,000 1,242,711
2,977,459
Corporate Bonds
Principal
Amount ($) Value ($)
Construction Materials 0 .1%
Cemex SAB de CV ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 5.16%),
9.13%, 3/14/2028(a)(d)(e)(f) 1,420,000 1,512,300
Consumer Finance 2 .5%
AerCap Ireland Capital DAC ,
3.30%, 1/30/2032 6,420,000 5,587,516
American Express Co. ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 2.85%),
3.55%, 9/15/2026(e)(f) 1,625,000 1,393,112
Capital One Financial Corp. ,
Series M, (US Treasury
Yield Curve Rate T Note
Constant Maturity 5
Year + 3.16%), 3.95%,
9/01/2026(e)(f) 1,000,000 801,439
Discover Financial Services ,
Series C, (CME Term SOFR
3 Month + 3.34%), 5.50%,
10/30/2027(e)(f) 3,050,000 2,450,675
6.70%, 11/29/2032(d) 1,606,000 1,682,349
Ford Motor Credit Co. LLC ,
2.30%, 2/10/2025(d) 10,914,000 10,495,675
4.13%, 8/17/2027(d) 7,453,000 7,055,631
5.11%, 5/3/2029(d) 585,000 568,868
7.12%, 11/7/2033 1,267,000 1,365,111
General Motors Financial Co.,
Inc. ,
2.40%, 10/15/2028(d) 2,741,000 2,433,304
2.35%, 1/8/2031(d) 10,208,000 8,438,624
Synchrony Financial ,
2.88%, 10/28/2031(d) 5,103,000 4,086,896
46,359,200
Consumer Staples Distribution & Retail 0 .4%
7-Eleven, Inc. ,
1.80%, 2/10/2031(a) 3,130,000 2,543,852
Sysco Corp. ,
6.60%, 4/1/2050 1,511,000 1,773,309
3.15%, 12/14/2051 2,505,000 1,794,176
US Foods, Inc. ,
7.25%, 1/15/2032(a) 652,000 679,848
6,791,185
Containers & Packaging 0 .6%
Ardagh Metal Packaging
Finance USA LLC ,
6.00%, 6/15/2027(a) 200,000 199,283
4.00%, 9/1/2029(a)(d) 3,043,000 2,575,828
Graham Packaging Co., Inc. ,
7.13%, 8/15/2028(a) 295,000 265,500
LABL, Inc. ,
5.88%, 11/1/2028(a)(d) 1,187,000 1,075,452
Sealed Air Corp. ,
1.57%, 10/15/2026(a)(d) 6,640,000 5,978,845
6.13%, 2/1/2028(a)(d) 271,000 273,334

62 - Statement of Investments - December 31, 2023 - NVIT BNY Mellon Core Plus Bond Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Containers & Packaging
Trivium Packaging Finance
BV ,
8.50%, 8/15/2027(a)(c)(d) 585,000 573,592
10,941,834
Diversified REITs 0 .4%
GLP Capital LP ,
3.25%, 1/15/2032(d) 1,358,000 1,146,495
Simon Property Group LP ,
5.85%, 3/8/2053 1,734,000 1,840,918
VICI Properties LP ,
3.50%, 2/15/2025(a) 3,660,000 3,566,414
6,553,827
Diversified Telecommunication Services 1 .6%
Altice France SA ,
8.13%, 2/1/2027(a)(d) 355,000 327,250
5.50%, 1/15/2028(a) 540,000 444,730
AT&T, Inc. ,
4.35%, 3/1/2029 2,955,000 2,916,314
2.25%, 2/1/2032 4,105,000 3,394,579
3.50%, 6/1/2041(d) 1,420,000 1,127,594
3.50%, 9/15/2053 12,145,000 8,813,713
3.65%, 9/15/2059 1,290,000 924,533
CCO Holdings LLC ,
5.50%, 5/1/2026(a) 100,000 99,334
4.75%, 3/1/2030(a) 55,000 50,257
Frontier Communications
Holdings LLC ,
5.00%, 5/1/2028(a)(d) 220,000 203,319
Sprint Capital Corp. ,
6.88%, 11/15/2028 195,000 211,288
8.75%, 3/15/2032(d) 265,000 327,080
Verizon Communications, Inc. ,
1.50%, 9/18/2030(d) 6,085,000 5,013,164
2.65%, 11/20/2040 1,185,000 853,816
3.70%, 3/22/2061(d) 5,420,000 4,140,613
Virgin Media Finance plc ,
5.00%, 7/15/2030(a)(d) 585,000 515,772
29,363,356
Electric Utilities 2 .7%
AES Panama Generation
Holdings SRL ,
4.38%, 5/31/2030(a) 3,928,379 3,299,839
American Electric Power Co.,
Inc. ,
2.03%, 3/15/2024 3,156,000 3,130,063
CenterPoint Energy Houston
Electric LLC ,
5.30%, 4/1/2053 516,000 539,513
Commonwealth Edison Co. ,
4.00%, 3/1/2049 3,230,000 2,706,789
Duke Energy Corp. ,
3.50%, 6/15/2051(d) 2,665,000 1,957,807
5.00%, 8/15/2052(d) 7,175,000 6,697,682
Duke Energy Indiana LLC ,
Series YYY, 3.25%,
10/1/2049 2,500,000 1,812,014
Corporate Bonds
Principal
Amount ($) Value ($)
Electric Utilities
Edison International ,
Series B, (US Treasury
Yield Curve Rate T Note
Constant Maturity 5
Year + 3.90%), 5.00%,
12/15/2026(e)(f) 2,457,000 2,287,721
Electricite de France SA ,
5.70%, 5/23/2028(a) 779,000 805,990
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 5.41%),
9.13%, 3/15/2033(a)(e)(f) 1,670,000 1,864,408
6.90%, 5/23/2053(a) 1,818,000 2,055,996
Enel Finance America LLC ,
7.10%, 10/14/2027(a) 1,292,000 1,378,708
Enel Finance International NV ,
7.50%, 10/14/2032(a) 1,371,000 1,565,099
Exelon Corp. ,
4.05%, 4/15/2030(d) 6,194,000 5,908,869
FirstEnergy Corp. ,
Series C, 7.38%,
11/15/2031 45,000 53,087
Series C, 5.10%,
7/15/2047(c) 450,000 411,961
Indiana Michigan Power Co. ,
5.63%, 4/1/2053 376,000 394,452
Kentucky Utilities Co. ,
3.30%, 6/1/2050 2,345,000 1,715,578
NextEra Energy Capital
Holdings, Inc. ,
1.90%, 6/15/2028 2,320,000 2,058,714
NRG Energy, Inc. ,
3.63%, 2/15/2031(a)(d) 490,000 420,997
3.88%, 2/15/2032(a) 35,000 29,962
Pacific Gas and Electric Co. ,
3.25%, 6/1/2031 5,875,000 5,087,812
3.30%, 8/1/2040(d) 1,410,000 1,031,786
Southwestern Public Service
Co. ,
Series 8, 3.15%, 5/1/2050 2,825,000 1,937,739
Vistra Operations Co. LLC ,
4.38%, 5/1/2029(a) 270,000 252,047
49,404,633
Energy Equipment & Services 0 .1%
Baker Hughes Holdings LLC ,
2.06%, 12/15/2026(d) 2,886,000 2,700,848
Entertainment 0 .4%
Live Nation Entertainment,
Inc. ,
6.50%, 5/15/2027(a) 785,000 798,755
4.75%, 10/15/2027(a)(d) 385,000 369,151
Netflix, Inc. ,
5.88%, 11/15/2028 1,862,000 1,960,282
Warnermedia Holdings, Inc. ,
3.64%, 3/15/2025(d) 4,095,000 4,006,136
7,134,324
Financial Services 0 .4%
EDP Finance BV ,
6.30%, 10/11/2027(a) 653,000 684,288

NVIT BNY Mellon Core Plus Bond Fund - December 31, 2023 - Statement of Investments - 63
Corporate Bonds
Principal
Amount ($) Value ($)
Financial Services
Fiserv, Inc. ,
5.60%, 3/2/2033 1,244,000 1,298,576
Global Payments, Inc. ,
5.40%, 8/15/2032(d) 1,723,000 1,739,795
MPH Acquisition Holdings
LLC ,
5.75%, 11/1/2028(a)(d) 1,410,000 1,145,466
Synchrony Bank ,
5.40%, 8/22/2025(d) 2,951,000 2,906,685
7,774,810
Food Products 1 .0%
Bimbo Bakeries USA, Inc. ,
6.40%, 1/15/2034(a) 3,871,000 4,295,765
J M Smucker Co. (The) ,
2.75%, 9/15/2041 4,817,000 3,366,954
6.50%, 11/15/2053(d) 1,041,000 1,200,523
Kraft Heinz Foods Co. ,
5.20%, 7/15/2045 35,000 34,235
4.88%, 10/1/2049(d) 5,265,000 4,988,669
NBM US Holdings, Inc. ,
7.00%, 5/14/2026(a) 4,285,000 4,334,059
18,220,205
Ground Transportation 0 .1%
AerCap Global Aviation Trust ,
(CME Term SOFR 3
Month + 4.56%), 6.50%,
6/15/2045(a)(d)(f) 229,000 229,341
Triton Container International
Ltd. ,
3.15%, 6/15/2031(a) 1,418,000 1,128,051
1,357,392
Health Care Providers & Services 0 .8%
Community Health Systems,
Inc. ,
8.00%, 3/15/2026(a)(d) 213,000 212,286
5.63%, 3/15/2027(a)(d) 125,000 116,141
8.00%, 12/15/2027(a)(d) 479,000 462,271
6.88%, 4/15/2029(a) 850,000 548,481
6.13%, 4/1/2030(a) 885,000 572,984
4.75%, 2/15/2031(a) 220,000 172,950
CVS Health Corp. ,
3.00%, 8/15/2026(d) 3,045,000 2,909,672
1.75%, 8/21/2030(d) 4,080,000 3,370,321
5.88%, 6/1/2053(d) 577,000 606,897
HCA, Inc. ,
7.69%, 6/15/2025(d) 85,000 87,781
5.38%, 9/1/2026 690,000 693,168
3.13%, 3/15/2027(d) 1,099,000 1,041,780
5.63%, 9/1/2028 145,000 148,388
Tenet Healthcare Corp. ,
4.88%, 1/1/2026 1,856,000 1,835,087
6.13%, 10/1/2028 1,370,000 1,366,123
14,144,330
Health Care REITs 0 .3%
Ventas Realty LP ,
3.50%, 4/15/2024 6,105,000 6,058,506
Corporate Bonds
Principal
Amount ($) Value ($)
Hotels, Restaurants & Leisure 1 .2%
Caesars Entertainment, Inc. ,
6.25%, 7/1/2025(a) 350,000 350,952
8.13%, 7/1/2027(a)(d) 770,000 789,326
7.00%, 2/15/2030(a)(d) 1,648,000 1,689,920
MGM China Holdings Ltd. ,
4.75%, 2/1/2027(a) 2,089,000 1,987,161
Sands China Ltd. ,
3.10%, 3/8/2029(c) 200,000 174,338
4.62%, 6/18/2030(c) 3,238,000 2,946,554
Starbucks Corp. ,
2.55%, 11/15/2030 5,610,000 4,961,619
Wynn Macau Ltd. ,
5.63%, 8/26/2028(a) 8,198,000 7,592,369
5.63%, 8/26/2028(a) 1,950,000 1,805,943
22,298,182
Independent Power and Renewable Electricity Producers
0 .5%
AES Andes SA ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 4.92%),
6.35%, 10/7/2079(a)(f) 5,000,000 4,683,800
Constellation Energy
Generation LLC ,
5.80%, 3/1/2033 4,027,000 4,232,676
8,916,476
Industrial REITs 0 .2%
Rexford Industrial Realty LP ,
2.15%, 9/1/2031 3,445,000 2,757,393
Insurance 1 .8%
Allianz SE ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 2.17%),
3.20%, 10/30/2027(a)(e)(f) 8,200,000 6,472,243
American International Group,
Inc. ,
4.38%, 6/30/2050(d) 4,738,000 4,229,387
Jackson National Life Global
Funding ,
1.75%, 1/12/2025(a) 5,963,000 5,716,446
Liberty Mutual Group, Inc. ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 3.32%),
4.13%, 12/15/2051(a)(d)(f) 5,514,000 4,620,182
Massachusetts Mutual Life
Insurance Co. ,
3.73%, 10/15/2070(a) 5,250,000 3,604,609
MetLife, Inc. ,
6.40%, 12/15/2036 7,586,000 7,823,214
32,466,081
Interactive Media & Services 0 .2%
Meta Platforms, Inc. ,
4.45%, 8/15/2052(d) 4,840,000 4,446,994

64 - Statement of Investments - December 31, 2023 - NVIT BNY Mellon Core Plus Bond Fund
Corporate Bonds
Principal
Amount ($) Value ($)
IT Services 0 .1%
Kyndryl Holdings, Inc. ,
2.05%, 10/15/2026 1,054,000 959,389
Machinery 0 .3%
TK Elevator US Newco, Inc. ,
5.25%, 7/15/2027(a) 5,709,000 5,608,276
Media 1 .7%
Charter Communications
Operating LLC ,
2.80%, 4/1/2031 2,835,000 2,391,216
5.75%, 4/1/2048 2,009,000 1,782,944
4.80%, 3/1/2050(d) 1,720,000 1,331,404
3.70%, 4/1/2051 2,565,000 1,668,352
Comcast Corp. ,
2.35%, 1/15/2027(d) 7,820,000 7,340,974
3.30%, 2/1/2027(d) 2,740,000 2,643,367
Cox Communications, Inc. ,
4.80%, 2/1/2035(a)(d) 6,985,000 6,532,962
CSC Holdings LLC ,
7.50%, 4/1/2028(a) 505,000 377,785
6.50%, 2/1/2029(a)(d) 200,000 176,520
5.75%, 1/15/2030(a) 2,425,000 1,509,563
4.63%, 12/1/2030(a) 445,000 267,944
Outfront Media Capital LLC ,
5.00%, 8/15/2027(a)(d) 531,000 513,263
Paramount Global ,
4.20%, 5/19/2032 4,317,000 3,852,937
Univision Communications,
Inc. ,
8.00%, 8/15/2028(a) 139,000 143,395
Virgin Media Vendor Financing
Notes IV DAC ,
5.00%, 7/15/2028(a)(d) 440,000 413,248
30,945,874
Metals & Mining 0 .1%
ArcelorMittal SA ,
7.00%, 10/15/2039(c) 285,000 308,288
6.75%, 3/1/2041(c) 95,000 100,446
CSN Inova Ventures ,
6.75%, 1/28/2028(a) 219,000 213,945
Freeport-McMoRan, Inc. ,
5.25%, 9/1/2029(d) 245,000 247,606
5.40%, 11/14/2034(d) 385,000 387,530
5.45%, 3/15/2043(d) 825,000 802,593
2,060,408
Multi-Utilities 0 .4%
DTE Energy Co. ,
Series F, 1.05%,
6/1/2025(d) 2,645,000 2,492,193
NiSource, Inc. ,
5.25%, 3/30/2028(d) 485,000 494,514
Public Service Enterprise
Group, Inc. ,
6.13%, 10/15/2033(d) 1,796,000 1,930,247
Southern Co. Gas Capital
Corp. ,
Series 20-A, 1.75%,
1/15/2031 3,120,000 2,551,092
7,468,046
Corporate Bonds
Principal
Amount ($) Value ($)
Office REITs 0 .1%
Boston Properties LP ,
3.80%, 2/1/2024 2,736,000 2,730,832
Oil, Gas & Consumable Fuels 7 .1%
Abu Dhabi Crude Oil Pipeline
LLC ,
Reg. S, 4.60%, 11/2/2047 550,000 504,167
BP Capital Markets plc ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 4.04%),
4.38%, 6/22/2025(e)(f) 6,495,000 6,335,972
Cheniere Energy Partners LP ,
4.50%, 10/1/2029(d) 795,000 760,391
3.25%, 1/31/2032(d) 630,000 536,780
5.95%, 6/30/2033(a) 874,000 897,371
CITGO Petroleum Corp. ,
7.00%, 6/15/2025(a) 5,157,000 5,148,606
8.38%, 1/15/2029(a) 269,000 276,621
Columbia Pipelines Holding
Co. LLC ,
6.06%, 8/15/2026(a) 689,000 705,281
Columbia Pipelines Operating
Co. LLC ,
6.54%, 11/15/2053(a)(d) 1,524,000 1,677,938
CVR Energy, Inc. ,
5.25%, 2/15/2025(a)(d) 2,793,000 2,788,254
DT Midstream, Inc. ,
4.13%, 6/15/2029(a)(d) 675,000 620,989
4.30%, 4/15/2032(a) 3,995,000 3,585,752
Ecopetrol SA ,
8.63%, 1/19/2029 2,189,000 2,332,835
EIG Pearl Holdings Sarl ,
4.39%, 11/30/2046(a) 9,720,000 7,793,010
Enbridge, Inc. ,
5.70%, 3/8/2033(d) 3,776,000 3,924,763
6.70%, 11/15/2053 2,215,000 2,576,116
Endeavor Energy Resources
LP ,
5.75%, 1/30/2028(a) 4,555,000 4,559,299
Energy Transfer LP ,
2.90%, 5/15/2025 2,930,000 2,839,012
Series G, (US Treasury
Yield Curve Rate T Note
Constant Maturity 5
Year + 5.31%), 7.13%,
5/15/2030(e)(f) 1,506,000 1,387,747
7.38%, 2/1/2031(a) 352,000 369,929
Enterprise Products Operating
LLC ,
4.25%, 2/15/2048 5,310,000 4,663,120
Series E, (CME Term SOFR
3 Month + 3.29%), 5.25%,
8/16/2077(d)(f) 2,500,000 2,390,022
Genesis Energy LP ,
6.25%, 5/15/2026(d) 330,000 329,609
Hess Midstream Operations
LP ,
5.13%, 6/15/2028(a)(d) 642,000 619,400
Howard Midstream Energy
Partners LLC ,
6.75%, 1/15/2027(a) 1,239,000 1,225,213

NVIT BNY Mellon Core Plus Bond Fund - December 31, 2023 - Statement of Investments - 65
Corporate Bonds
Principal
Amount ($) Value ($)
Oil, Gas & Consumable Fuels
Howard Midstream Energy
Partners LLC,
8.88%, 7/15/2028(a)(d) 2,409,000 2,528,400
Kinder Morgan, Inc. ,
5.55%, 6/1/2045(d) 2,120,000 2,039,144
Korea National Oil Corp. ,
1.75%, 4/18/2025(a) 2,812,000 2,696,155
Magellan Midstream Partners
LP ,
3.25%, 6/1/2030(d) 2,270,000 2,054,752
Marathon Oil Corp. ,
4.40%, 7/15/2027(d) 1,710,000 1,667,754
MPLX LP ,
4.90%, 4/15/2058 7,900,000 6,699,703
NGPL PipeCo LLC ,
7.77%, 12/15/2037(a) 3,413,000 3,795,770
ONEOK, Inc. ,
5.80%, 11/1/2030 1,209,000 1,256,930
6.10%, 11/15/2032 1,246,000 1,323,989
6.63%, 9/1/2053 5,383,000 6,024,317
Parkland Corp. ,
4.50%, 10/1/2029(a)(d) 6,092,000 5,583,135
4.63%, 5/1/2030(a)(d) 3,000,000 2,760,000
Petroleos de Venezuela SA ,
Reg. S, 6.00%,
5/16/2024(g) 322,820 35,503
Reg. S, 6.00%,
11/15/2026(g) 830,693 93,453
Reg. S, 5.38%,
4/12/2027(g) 789,800 84,114
Petroleos Mexicanos ,
6.88%, 10/16/2025 97,000 95,439
5.95%, 1/28/2031(d) 435,000 347,347
6.70%, 2/16/2032 759,000 629,803
6.75%, 9/21/2047 303,000 198,258
7.69%, 1/23/2050 116,000 82,495
6.95%, 1/28/2060 131,000 86,275
Phillips 66 ,
1.30%, 2/15/2026(d) 2,420,000 2,247,981
Pioneer Natural Resources
Co. ,
2.15%, 1/15/2031 4,695,000 3,988,627
Saudi Arabian Oil Co. ,
Reg. S, 4.25%, 4/16/2039 950,000 848,874
4.25%, 4/16/2039(a) 200,000 178,711
Targa Resources Partners LP ,
5.50%, 3/1/2030 7,766,000 7,764,602
4.88%, 2/1/2031 1,266,000 1,229,805
Transcanada Trust ,
Series 16-A, (ICE LIBOR
USD 3 Month + 4.64%),
5.88%, 8/15/2076(d)(f) 1,515,000 1,432,096
Venture Global LNG, Inc. ,
9.50%, 2/1/2029(a) 1,034,000 1,094,145
Western Midstream Operating
LP ,
6.35%, 1/15/2029(d) 1,269,000 1,325,356
4.05%, 2/1/2030(c)(d) 560,000 523,679
6.15%, 4/1/2033(d) 511,000 530,861
Williams Cos., Inc. (The) ,
2.60%, 3/15/2031(d) 10,000,000 8,550,218
Corporate Bonds
Principal
Amount ($) Value ($)
Oil, Gas & Consumable Fuels
Williams Cos., Inc. (The),
3.50%, 10/15/2051(d) 2,000,000 1,459,797
130,105,685
Paper & Forest Products 0 .3%
Suzano Austria GmbH ,
6.00%, 1/15/2029 200,000 204,321
Series DM3N, 3.13%,
1/15/2032 5,750,000 4,771,300
4,975,621
Passenger Airlines 0 .4%
Air Canada ,
3.88%, 8/15/2026(a) 255,000 243,624
American Airlines, Inc. ,
5.50%, 4/20/2026(a) 670,833 665,995
5.75%, 4/20/2029(a)(d) 500,000 487,381
United Airlines, Inc. ,
4.38%, 4/15/2026(a) 1,250,000 1,218,007
4.63%, 4/15/2029(a) 4,641,000 4,340,427
6,955,434
Pharmaceuticals 0 .3%
Bayer US Finance LLC ,
6.50%, 11/21/2033(a)(d) 2,206,000 2,279,716
Teva Pharmaceutical Finance
Netherlands III BV ,
5.13%, 5/9/2029(d) 841,000 803,194
Viatris, Inc. ,
4.00%, 6/22/2050(d) 4,135,000 2,908,628
5,991,538
Retail REITs 0 .1%
Brixmor Operating Partnership
LP ,
3.85%, 2/1/2025(d) 1,524,000 1,491,153
Kite Realty Group LP ,
4.00%, 10/1/2026 1,256,000 1,186,810
2,677,963
Semiconductors & Semiconductor Equipment 1 .4%
Broadcom, Inc. ,
3.42%, 4/15/2033(a)(d) 4,411,000 3,874,212
3.47%, 4/15/2034(a) 9,110,000 7,925,745
3.14%, 11/15/2035(a) 694,000 569,763
3.19%, 11/15/2036(a)(d) 9,155,000 7,418,793
Intel Corp. ,
5.20%, 2/10/2033(d) 588,000 614,271
5.70%, 2/10/2053(d) 388,000 419,471
Micron Technology, Inc. ,
2.70%, 4/15/2032(d) 1,124,000 943,982
NXP BV ,
3.25%, 11/30/2051 5,000,000 3,583,398
25,349,635
Software 0 .5%
Oracle Corp. ,
4.00%, 7/15/2046 2,510,000 2,011,873
3.60%, 4/1/2050 3,585,000 2,655,433
3.95%, 3/25/2051(d) 1,505,000 1,178,513
5.55%, 2/6/2053 768,000 768,214

66 - Statement of Investments - December 31, 2023 - NVIT BNY Mellon Core Plus Bond Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Software
VMware LLC ,
2.20%, 8/15/2031 2,540,000 2,104,675
8,718,708
Specialized REITs 0 .8%
Crown Castle, Inc. ,
1.05%, 7/15/2026(d) 1,655,000 1,493,117
2.10%, 4/1/2031 1,655,000 1,347,927
EPR Properties ,
4.50%, 4/1/2025 3,497,000 3,430,549
4.50%, 6/1/2027(d) 385,000 363,054
4.95%, 4/15/2028 340,000 322,327
3.75%, 8/15/2029(d) 140,000 123,114
Extra Space Storage LP ,
5.70%, 4/1/2028 1,213,000 1,243,189
2.35%, 3/15/2032 1,535,000 1,251,207
Iron Mountain, Inc. ,
5.25%, 3/15/2028(a) 785,000 763,214
5.00%, 7/15/2028(a) 70,000 67,255
7.00%, 2/15/2029(a) 3,545,000 3,643,827
4.88%, 9/15/2029(a)(d) 56,000 53,037
5.63%, 7/15/2032(a)(d) 895,000 847,270
14,949,087
Technology Hardware, Storage & Peripherals 0 .7%
Apple, Inc. ,
3.35%, 2/9/2027(d) 2,545,000 2,478,861
2.38%, 2/8/2041 2,595,000 1,896,492
2.70%, 8/5/2051(d) 2,530,000 1,739,673
2.55%, 8/20/2060 2,035,000 1,340,492
Dell International LLC ,
6.02%, 6/15/2026(d) 938,000 960,146
8.10%, 7/15/2036 1,296,000 1,593,950
8.35%, 7/15/2046 257,000 337,509
3.45%, 12/15/2051 2,421,000 1,749,786
12,096,909
Textiles, Apparel & Luxury Goods 0 .1%
Tapestry, Inc. ,
7.85%, 11/27/2033 2,154,000 2,298,064
Tobacco 1 .0%
Altria Group, Inc. ,
3.40%, 2/4/2041 1,829,000 1,339,230
4.25%, 8/9/2042 2,457,000 1,995,630
BAT Capital Corp. ,
2.26%, 3/25/2028(d) 4,275,000 3,825,208
6.34%, 8/2/2030(d) 1,940,000 2,036,813
7.08%, 8/2/2053 699,000 747,271
BAT International Finance plc ,
1.67%, 3/25/2026(d) 3,036,000 2,820,016
Philip Morris International,
Inc. ,
5.63%, 11/17/2029 871,000 913,336
2.10%, 5/1/2030 5,645,000 4,842,362
18,519,866
Trading Companies & Distributors 0 .0%
†
United Rentals North America,
Inc. ,
3.75%, 1/15/2032 810,000 716,685
Corporate Bonds
Principal
Amount ($) Value ($)
Transportation Infrastructure 0 .4%
Adani Ports & Special
Economic Zone Ltd. ,
3.38%, 7/24/2024(a) 7,915,000 7,750,461
Wireless Telecommunication Services 0 .9%
Altice France Holding SA ,
6.00%, 2/15/2028(a)(d) 1,010,000 485,022
Sprint LLC ,
7.13%, 6/15/2024 355,000 356,540
7.63%, 3/1/2026(d) 315,000 329,087
T-Mobile USA, Inc. ,
2.05%, 2/15/2028(d) 2,985,000 2,693,333
2.63%, 2/15/2029(d) 215,000 193,559
2.40%, 3/15/2029(d) 2,561,000 2,298,352
3.88%, 4/15/2030 5,240,000 4,969,101
2.55%, 2/15/2031(d) 2,990,000 2,575,330
2.88%, 2/15/2031(d) 550,000 484,620
4.38%, 4/15/2040(d) 2,975,000 2,684,287
17,069,231
Total Corporate Bonds
(cost $984,321,017)
888,395,938
Foreign Government Securities 0 .5%
ECUADOR 0.0%
†
Republic of Ecuador,
0.00%, 7/31/2030(a) 97,034 27,420
6.00%, 7/31/2030(a)(c) 396,900 183,413
Reg. S, 6.00%,
7/31/2030(c)(d) 310,000 143,256
3.50%, 7/31/2035(a)(c) 750,130 266,580
2.50%, 7/31/2040(a)(c) 476,700 150,160
770,829
EGYPT 0.1%
Arab Republic of Egypt,
Reg. S, 8.50%, 1/31/2047 400,000 247,967
Reg. S, 7.90%,
2/21/2048(d) 430,000 258,362
Reg. S, 8.70%, 3/1/2049 600,000 374,520
880,849
HUNGARY 0.1%
Hungary Government Bond,
6.75%, 9/25/2052(a) 1,220,000 1,363,350
OMAN 0.0%
†
Sultanate of Oman
Government Bond,
Reg. S, 7.00%,
1/25/2051(d) 200,000 215,750
ROMANIA 0.1%
Romania Government Bond,
Reg. S, 3.00%,
2/14/2031(d) 918,000 778,365
Reg. S, 5.13%, 6/15/2048 290,000 247,950
Reg. S, 4.00%, 2/14/2051 200,000 144,587
1,170,902

NVIT BNY Mellon Core Plus Bond Fund - December 31, 2023 - Statement of Investments - 67
Foreign Government Securities
Principal
Amount ($) Value ($)
SAUDI ARABIA 0.2%
Kingdom of Saudi Arabia,
5.50%, 10/25/2032(a) 3,676,000 3,915,072
SENEGAL 0.0%
†
Republic of Senegal,
Reg. S, 6.75%, 3/13/2048 400,000 313,840
UKRAINE 0.0%
†
Ukraine Government Bond,
Reg. S, 7.75%, 9/1/2027(g) 120,000 32,040
Reg. S, 7.75%, 9/1/2029(g) 410,000 111,212
Reg. S, 9.75%,
11/1/2030(g) 1,500,000 425,625
Reg. S, 6.88%,
5/21/2031(g) 300,000 67,969
Reg. S, 7.38%,
9/25/2034(g) 290,000 67,454
+ 0.00%), 7.75%,
8/1/2041(a)(f)(g) 228,000 101,859
806,159
VENEZUELA 0.0%
†
Bolivarian Republic of
Venezuela,
Reg. S, 8.25%,
10/13/2024(g) 542,900 81,286
Total Foreign Government Securities
(cost $12,910,544)
9,518,037
Mortgage-Backed Securities 27 .3%
FHLMC Gold Pool
Pool# C03795
3.50%, 4/1/2042 397,489 376,326
Pool# Q08997
3.50%, 6/1/2042 234,350 222,164
Pool# Q19480
4.00%, 6/1/2043 723,091 699,128
Pool# V80509
4.00%, 10/1/2043 100,840 98,226
Pool# Q29697
3.50%, 11/1/2044 292,884 274,323
Pool# G07961
3.50%, 3/1/2045 237,189 221,993
Pool# V82196
4.50%, 1/1/2046 121,138 120,402
Pool# G61281
3.50%, 1/1/2048 648,248 605,802
FHLMC UMBS Pool
Pool# SB0492
2.00%, 10/1/2035 8,750,996 7,897,477
Pool# QA7325
3.00%, 2/1/2050 1,096,518 982,195
Pool# QA6750
3.00%, 2/1/2050 102,801 92,086
Pool# QA8311
3.00%, 3/1/2050 929,104 837,059
Pool# RA2650
3.00%, 5/1/2050 906,839 812,165
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FHLMC UMBS Pool
Pool# QB4785
2.50%, 10/1/2050 1,659,048 1,419,196
Pool# SD0612
2.50%, 11/1/2050 10,502,540 9,148,147
Pool# SD7535
2.50%, 2/1/2051 6,316,952 5,466,158
Pool# QB9401
2.00%, 3/1/2051 2,032,056 1,687,565
Pool# QC2992
2.50%, 6/1/2051 18,981,258 16,166,720
Pool# RA5910
3.50%, 9/1/2051 7,461,269 6,875,854
Pool# SD1607
2.50%, 3/1/2052 11,150,356 9,643,387
Pool# QE3991
4.00%, 5/1/2052 8,557,882 8,092,323
Pool# RA7557
4.50%, 6/1/2052 17,336,814 16,810,770
Pool# RA7556
4.50%, 6/1/2052 12,916,981 12,525,046
Pool# SD1440
3.50%, 7/1/2052 5,966,266 5,491,520
Pool# SD1716
5.00%, 9/1/2052 9,505,881 9,576,672
Pool# SD1686
5.50%, 9/1/2052 8,532,397 8,703,121
Pool# SD1853
5.50%, 11/1/2052 4,145,615 4,241,182
Pool# SD4084
5.50%, 10/1/2053 9,288,677 9,424,249
Pool# RA9992
6.00%, 10/1/2053 15,413,572 15,866,732
FNMA UMBS Pool
Pool# FM6329
2.00%, 3/1/2036 8,770,688 7,912,297
Pool# CA9439
2.50%, 3/1/2036 17,333,553 16,086,694
Pool# CB3424
3.00%, 5/1/2037 7,480,026 7,102,664
Pool# FS4267
4.50%, 3/1/2038 2,693,931 2,698,818
Pool# AH9471
4.50%, 4/1/2041 268,413 267,873
Pool# AH4038
4.50%, 4/1/2041 176,936 176,708
Pool# AI3506
4.50%, 6/1/2041 8,877 8,866
Pool# FS3014
5.00%, 10/1/2042 12,879,599 12,945,500
Pool# AL2866
3.50%, 11/1/2042 4,962,245 4,655,635
Pool# AQ9328
3.50%, 1/1/2043 83,693 79,073
Pool# AB9046
3.50%, 4/1/2043 497,332 468,649
Pool# AT2021
3.50%, 4/1/2043 346,860 327,786
Pool# AB9864
3.50%, 7/1/2043 181,481 170,864
Pool# AS0212
3.50%, 8/1/2043 801,114 752,592

68 - Statement of Investments - December 31, 2023 - NVIT BNY Mellon Core Plus Bond Fund
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FNMA UMBS Pool
Pool# AS0210
3.50%, 8/1/2043 479,161 450,931
Pool# AU3742
3.50%, 8/1/2043 274,231 258,415
Pool# AU6857
4.00%, 9/1/2043 268,766 261,067
Pool# AU4386
4.00%, 10/1/2043 81,589 79,363
Pool# AS1559
4.00%, 1/1/2044 502,865 488,419
Pool# AW2478
4.50%, 6/1/2044 84,711 84,079
Pool# AL6432
4.00%, 1/1/2045 495,837 478,024
Pool# AS5175
3.50%, 6/1/2045 471,013 441,281
Pool# AS6464
3.50%, 1/1/2046 421,912 395,613
Pool# MA3305
3.50%, 3/1/2048 4,135,818 3,855,286
Pool# BO8947
3.00%, 1/1/2050 627,257 562,719
Pool# FM4334
3.00%, 4/1/2050 1,365,102 1,222,955
Pool# FS2253
3.50%, 4/1/2050 6,886,100 6,409,340
Pool# CA5689
3.00%, 5/1/2050 1,957,339 1,762,161
Pool# BP9581
2.50%, 8/1/2050 1,294,892 1,117,171
Pool# FM5316
2.00%, 12/1/2050 1,463,430 1,201,862
Pool# FS2008
3.00%, 1/1/2051 12,644,358 11,210,004
Pool# FM7599
3.50%, 1/1/2051 7,845,395 7,277,026
Pool# CA8817
2.00%, 2/1/2051 3,348,866 2,749,814
Pool# BR4515
2.00%, 2/1/2051 2,265,873 1,869,786
Pool# BR4029
2.00%, 2/1/2051 2,016,555 1,667,809
Pool# BR4051
2.00%, 2/1/2051 1,544,846 1,276,808
Pool# BR2667
2.00%, 2/1/2051 1,417,633 1,178,048
Pool# BR7795
2.50%, 4/1/2051 2,857,913 2,437,906
Pool# FM7151
2.00%, 5/1/2051 845,576 698,409
Pool# FM7189
2.50%, 5/1/2051 2,694,068 2,317,171
Pool# FS3080
3.00%, 5/1/2051 9,079,038 8,183,988
Pool# FM7398
2.50%, 6/1/2051 14,042,151 12,191,067
Pool# FM7738
2.50%, 6/1/2051 2,014,427 1,724,328
Pool# BT0417
2.50%, 6/1/2051 1,249,368 1,064,783
Pool# FM9134
3.00%, 6/1/2051 13,853,795 12,617,894
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FNMA UMBS Pool
Pool# BT1339
2.50%, 7/1/2051 2,240,256 1,908,685
Pool# FM8178
2.50%, 7/1/2051 1,439,014 1,225,655
Pool# CB1038
2.50%, 7/1/2051 1,263,599 1,081,859
Pool# FS3391
2.50%, 8/1/2051 5,639,208 4,866,348
Pool# FP0012
3.00%, 8/1/2051 3,715,041 3,339,613
Pool# FM9563
3.00%, 10/1/2051 13,888,146 12,369,104
Pool# FS3537
2.50%, 4/1/2052 8,009,666 6,954,554
Pool# FS1380
3.50%, 4/1/2052 7,651,684 7,106,133
Pool# CB3674
3.50%, 5/1/2052 9,309,490 8,541,742
Pool# CB3678
4.00%, 5/1/2052 8,879,666 8,400,949
Pool# MA4644
4.00%, 5/1/2052 8,590,929 8,126,309
Pool# FS1855
4.00%, 5/1/2052 7,786,565 7,425,826
Pool# FS1804
4.00%, 5/1/2052 7,019,735 6,700,953
Pool# FS2074
3.00%, 6/1/2052 5,320,056 4,783,460
Pool# MA4625
3.50%, 6/1/2052 9,009,134 8,266,533
Pool# CB3851
4.00%, 6/1/2052 4,743,836 4,553,316
Pool# FS2513
4.00%, 7/1/2052 12,719,489 12,080,672
Pool# FS2323
4.00%, 7/1/2052 6,102,621 5,796,216
Pool# FS2293
4.50%, 7/1/2052 16,631,889 16,204,649
Pool# FS2257
4.50%, 7/1/2052 3,249,915 3,172,659
Pool# CB4037
5.00%, 7/1/2052 8,405,676 8,321,524
Pool# FS2790
5.00%, 9/1/2052 12,461,059 12,417,121
Pool# FS3210
5.00%, 9/1/2052 5,759,234 5,722,692
Pool# FS3220
5.50%, 11/1/2052 8,318,966 8,360,789
GNMA II Pool
Pool# MA0699
3.50%, 1/20/2043 426,501 404,967
Pool# MA0783
3.50%, 2/20/2043 523,914 497,560
Pool# MA2892
3.50%, 6/20/2045 26,052 24,569
Pool# MA3663
3.50%, 5/20/2046 304,291 286,897
Pool# MA3803
3.50%, 7/20/2046 143,792 135,543
Pool# MA4262
3.50%, 2/20/2047 12,194 11,491

NVIT BNY Mellon Core Plus Bond Fund - December 31, 2023 - Statement of Investments - 69
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
GNMA II Pool
Pool# MA4510
3.50%, 6/20/2047 461,414 434,665
Pool# MA4586
3.50%, 7/20/2047 313,183 295,173
Pool# MA4837
3.50%, 11/20/2047 542,527 510,824
Pool# MA4962
3.50%, 1/20/2048 318,256 299,607
Pool# MA6542
3.50%, 3/20/2050 348,730 328,038
Pool# BT6867
3.00%, 5/20/2050 3,389,978 3,079,606
Pool# MA6994
2.00%, 11/20/2050 10,079,058 8,534,505
Pool# MA7590
3.00%, 9/20/2051 10,874,542 9,849,120
Pool# MA7705
2.50%, 11/20/2051 15,082,634 13,188,190
Total Mortgage-Backed Securities
(cost $523,506,583)
501,173,650
Municipal Bonds 0 .4%
California 0 .2%
State of California,
GO, 7.55%, 4/1/2039 3,000,000 3,787,825
Michigan 0 .2%
University of Michigan, RB,
Series C, 3.60%, 4/1/2047 3,285,000 2,872,411
Total Municipal Bonds
(cost $8,241,895)
6,660,236
U.S. Treasury Obligations 12 .3%
U.S. Treasury Bonds
2.25%, 5/15/2041 20,013,000 15,243,496
1.75%, 8/15/2041 40,727,900 28,324,982
3.13%, 2/15/2042 733,000 635,276
4.38%, 8/15/2043 3,338,000 3,407,368
4.75%, 11/15/2043 (d) 8,862,000 9,505,880
3.13%, 8/15/2044 25,177,900 21,319,583
1.25%, 5/15/2050 5,766,800 3,107,539
1.88%, 2/15/2051 8,220,200 5,212,442
2.38%, 5/15/2051 29,422,000 20,995,355
4.13%, 8/15/2053 2,010,000 2,031,670
4.75%, 11/15/2053 (d) 3,466,000 3,886,794
U.S. Treasury Notes
2.88%, 5/31/2025 18,740,000 18,313,226
4.25%, 5/31/2025 1,931,500 1,924,408
5.00%, 8/31/2025 1,511,000 1,524,929
4.88%, 11/30/2025 (d) 10,000,000 10,103,516
0.88%, 9/30/2026 68,406,000 62,829,308
2.50%, 3/31/2027 120,000 114,689
3.13%, 8/31/2027 575,000 558,828
4.38%, 11/30/2028 6,340,000 6,487,603
1.75%, 1/31/2029 278,000 250,743
3.88%, 11/30/2029 1,607,000 1,603,924
4.88%, 10/31/2030 3,210,000 3,395,077
U.S. Treasury Obligations
Principal
Amount ($) Value ($)
U.S. Treasury Notes
3.88%, 8/15/2033 915,000 913,856
4.50%, 11/15/2033 3,845,000 4,036,649
Total U.S. Treasury Obligations
(cost $263,414,201)
225,727,141
Repurchase Agreements 3 .5%
Bank of America NA
5.34%, dated 12/29/2023,
due 1/2/2024, repurchase
price $13,007,714,
collateralized by U.S.
Government Agency
Securities, ranging from
3.00% - 3.50%, maturing
5/1/2045 - 1/1/2047;
total market value
$13,260,000. (h)(i) 13,000,000 13,000,000
BofA Securities, Inc.
5.34%, dated 12/29/2023,
due 1/2/2024, repurchase
price $5,002,967,
collateralized by U.S.
Government Agency
Securities, ranging from
1.25% - 6.74%, maturing
1/25/2025 - 11/20/2072;
total market value
$5,100,000. (h)(i) 5,000,000 5,000,000
Cantor Fitzgerald & Co.
5.40%, dated 12/29/2023,
due 1/2/2024, repurchase
price $8,604,779,
collateralized by U.S.
Government Agency
Securities, ranging from
0.38% - 28.14%, maturing
10/15/2024 - 11/20/2073;
total market value
$8,771,611. (h)(i) 8,599,619 8,599,619
Citi Global Market, Inc.
5.31%, dated 12/29/2023,
due 1/2/2024, repurchase
price $10,005,900,
collateralized by U.S.
Government Treasury
Securities, 0.38%,
maturing 4/15/2024 -
1/31/2026; total market
value $10,200,008. (h)(i) 10,000,000 10,000,000

70 - Statement of Investments - December 31, 2023 - NVIT BNY Mellon Core Plus Bond Fund
Repurchase Agreements
Principal
Amount ($) Value ($)
MetLife, Inc.
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $12,007,107,
collateralized by U.S.
Government Treasury
Securities, 0.00%,
maturing 5/15/2046;
total market value
$12,246,712. (h)(i) 12,000,000 12,000,000
Pershing LLC
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $10,005,923,
collateralized by U.S.
Government Agency
Securities, ranging from
0.27% - 8.00%, maturing
2/15/2024 - 10/20/2073;
total market value
$10,200,000. (h)(i) 10,000,000 10,000,000
Santander US Capital
Markets
5.38%, dated 12/29/2023,
due 1/2/2024, repurchase
price $5,002,989,
collateralized by U.S.
Government Agency
Securities, ranging from
2.00% - 7.19%, maturing
6/1/2024 - 8/20/2071;
total market value
$5,103,049. (h)(i) 5,000,000 5,000,000
Total Repurchase Agreements
(cost $63,599,619)
63,599,619
Total Investments
(cost $2,050,850,793) — 102.4%
1,880,823,393
Liabilities in excess of other
assets — (2.4)% (43,896,160)
NET ASSETS — 100.0%
$ 1,836,927,233
† Amount rounds to less than 0.1%.
(a) Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board
of Trustees. The liquidity determination is unaudited. The
aggregate value of these securities as of December 31, 2023
was $398,922,274 which represents 21.72% of net assets.
(b) Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest
rates and prepayments on the underlying pool of assets.  See
Note – for further information. The interest rate shown was
the current rate as of December 31, 2023.
(c) Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate as of December 31, 2023.
(d) The security or a portion of this security is on loan as of December 31, 2023. The total value of securities on
loan as of December 31, 2023 was $82,092,112, which
was collateralized by cash used to purchase repurchase
agreements with a total value of $63,599,619 and by
$21,449,017 of collateral in the form of U.S. Government
Treasury Securities, interest rates ranging from 0.00%
– 7.63%, and maturity dates ranging from 1/25/2024 –
11/15/2053, a total value of $85,048,636.
(e) Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2023.
The maturity date reflects the next call date.
(f) Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as
of December 31, 2023.
(g) Security in default.
(h) Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of
securities purchased with cash collateral as of December 31,
2023 was $63,599,619.
(i) Please refer to Note 2 for additional information on the joint repurchase agreement.
CLO Collateralized Loan Obligations
FHLMC Federal Home Loan Mortgage Corp.
FNMA Federal National Mortgage Association
GNMA Government National Mortgage Association
ICE Intercontinental Exchange
LIBOR London Interbank Offered Rate
RB Revenue Bond
Reg. S Regulation S - Security was purchased pursuant
to Regulation S under the Securities Act of
1933, which exempts from registration securities
offered and sold outside of the United States.
Such security cannot be sold in the United States
without either an effective registration statement
filed pursuant to the Securities Act of 1933 or
pursuant to an exemption from registration.
Currently there is no restriction on trading this
security.
REIT Real Estate Investment Trust
REMICS Real Estate Mortgage Investment Conduits
SOFR Secured Overnight Financing Rate
UMBS Uniform Mortgage-Backed Securities
Currency:
USD United States Dollar

NVIT BNY Mellon Core Plus Bond Fund - December 31, 2023 - Statement of Investments - 71
Futures contracts outstanding as of December 31, 2023:
Description
Number of
Contracts
Expiration
Date
Trading
Currency
Notional
Amount ($)
Value and
Unrealized
Appreciation
(Depreciation) ($)
Long Contracts
U.S. Treasury 2 Year Note 150 3/2024 USD 30,887,109 325,828
U.S. Treasury 5 Year Note 1,085 3/2024 USD 118,019,180 2,342,435
U.S. Treasury Long Bond 282 3/2024 USD 35,232,375 2,461,942
U.S. Treasury Ultra Bond 32 3/2024 USD 4,275,000 378,751
Total long contracts 5,508,956
Short Contracts
U.S. Treasury 10 Year Note (327) 3/2024 USD (36,915,234) (823,977)
U.S. Treasury 10 Year Ultra Note (98) 3/2024 USD (11,565,531) (340,157)
Total short contracts (1,164,134)
Net contracts 4,344,822
As of December 31, 2023, the Fund had $2,437,931 segregated as collateral with the broker for open futures contracts. Deposits with broker for futures contracts or Due to broker, as applicable, on the Statement of Assets and Liabilities includes this balance netted with other cash activity within the broker.
Currency:
USD United States Dollar
The accompanying notes are an integral part of these financial statements.

72 - Statement of Investments - December 31, 2023 - NVIT Core Bond Fund
Asset-Backed Securities 6.4%
Principal
Amount ($) Value ($)
Airlines 0.7%
British Airways Pass-Through
Trust
Series 2013-1, Class A,
4.63%, 6/20/2024(a) 1,605,950 1,599,743
Series 2021-1, Class B,
3.90%, 9/15/2031(a) 3,730,639 3,362,901
United Airlines Pass-Through
Trust, Series 2020-1, Class
A, 5.88%, 10/15/2027 6,663,928 6,746,758
11,709,402
Home Equity 0.0%
†
Park Place Securities, Inc.
Asset-Backed Pass-
Through Certificates, Series
2005-WCH1, Class M4,
6.72%, 1/25/2036(b) 320,741 315,135
RASC Trust, Series 2005-
KS12, Class M2, 6.16%,
1/25/2036(b) 635,109 632,387
947,522
Other 5.7%
AMMC CLO 22 Ltd., Series
2018-22A, Class A, 6.67%,
4/25/2031(a)(b) 5,226,304 5,224,856
Apidos CLO XXII, Series
2015-22A, Class A1R,
6.74%, 4/20/2031(a)(b) 4,877,248 4,876,770
Apidos CLO XXXIV, Series
2020-34A, Class A1R,
6.83%, 1/20/2035(a)(b) 3,000,000 2,999,862
Ares LVI CLO Ltd., Series
2020-56A, Class AR,
6.80%, 10/25/2034(a)(b) 2,050,000 2,049,889
Ares LXIII CLO Ltd., Series
2022-63A, Class A1A,
6.80%, 4/20/2035(a)(b) 5,000,000 4,995,015
ARES XLIV CLO Ltd., Series
2017-44A, Class A1R,
6.74%, 4/15/2034(a)(b) 1,000,000 997,359
Broad River Bsl Funding CLO
Ltd., Series 2020-1A, Class
AR, 6.85%, 7/20/2034(a)(b) 6,600,000 6,586,906
Cedar Funding VIII CLO Ltd.,
Series 2017-8A, Class A1R,
6.81%, 10/17/2034(a)(b) 1,800,000 1,796,089
CVS Pass-Through Trust
6.04%, 12/10/2028 3,172,343 3,204,415
6.94%, 1/10/2030 6,275,988 6,411,480
Dryden 77 CLO Ltd., Series
2020-77A, Class AR,
6.75%, 5/20/2034(a)(b) 5,000,000 4,999,725
E3, Series 2019-1, Class A,
3.10%, 9/20/2055(a) 656,793 562,538
FCI Funding LLC, Series
2021-1A, Class A, 1.13%,
4/15/2033(a) 293,249 289,145
Golden Bear LLC, Series
2016-1A, Class A, 3.75%,
9/20/2047(a) 1,833,454 1,638,229
Asset-Backed Securities
Principal
Amount ($) Value ($)
Other
Goodgreen
Series 2019-2A, Class A,
2.76%, 4/15/2055(a) 3,490,577 2,987,999
Series 2022-1A, Class A,
3.84%, 10/15/2056(a) 1,288,700 1,132,879
Goodgreen Trust, Series
2017-1A, Class A, 3.74%,
10/15/2052(a) 318,261 291,814
HERO Funding Trust
Series 2015-2A, Class A,
3.99%, 9/20/2040(a) 1,445,051 1,344,344
Series 2014-2A, Class A,
3.99%, 9/21/2040(a) 515,702 486,006
Series 2015-3A, Class A,
4.28%, 9/20/2041(a) 614,198 581,450
Invesco CLO Ltd.
Series 2021-1A, Class A1,
6.66%, 4/15/2034(a)(b) 1,550,000 1,540,545
Series 2021-2A, Class A,
0.00%, 7/15/2034(a)(b) 5,000,000 4,989,385
LCM 37 Ltd., Series
37A, Class A1, 6.87%,
4/15/2034(a)(b) 1,900,000 1,882,828
Magnetite XXVIII Ltd., Series
2020-28A, Class AR,
6.81%, 1/20/2035(a)(b) 4,000,000 4,002,800
Magnetite XXXII Ltd., Series
2022-32A, Class A, 6.74%,
4/15/2035(a)(b) 4,000,000 3,996,528
Neuberger Berman Loan
Advisers CLO 32 Ltd.,
Series 2019-32A, Class AR,
6.65%, 1/20/2032(a)(b) 1,000,000 999,218
Neuberger Berman Loan
Advisers CLO 38 Ltd.,
Series 2020-38A, Class AR,
6.82%, 10/20/2035(a)(b) 5,000,000 4,997,515
Reese Park CLO Ltd., Series
2020-1A, Class AR, 6.79%,
10/15/2034(a)(b) 1,550,000 1,549,952
Renew, Series 2018-1, Class
A, 3.95%, 9/20/2053(a) 2,389,602 2,201,938
RR 1 LLC, Series 2017-
1A, Class A1AB, 6.81%,
7/15/2035(a)(b) 5,000,000 4,998,345
Tricon American Homes Trust,
Series 2019-SFR1, Class A,
2.75%, 3/17/2038(a) 7,539,401 7,159,017
Wellman Park CLO Ltd.,
Series 2021-1A, Class A,
6.76%, 7/15/2034(a)(b) 5,000,000 4,993,145
96,767,986
Total Asset-Backed Securities
(cost $112,300,584)
109,424,910

NVIT Core Bond Fund - December 31, 2023 - Statement of Investments - 73
Collateralized Mortgage Obligations 0.9%
Principal
Amount ($) Value ($)
Angel Oak Mortgage Trust,
Series 2020-1, Class A1,
2.47%, 12/25/2059(a)(b) 748,531 700,290
AREIT Trust, Series 2022-
CRE6, Class A, 6.59%,
1/20/2037(a)(b) 2,056,372 2,041,663
Chase Mortgage Finance
Corp.
Series 2016-SH1, Class M2,
3.75%, 4/25/2045(a)(b) 615,976 562,573
Series 2016-SH2, Class M2,
3.75%, 12/25/2045(a)(b) 4,118,356 3,753,644
Citigroup Mortgage Loan
Trust, Inc., Series 2018-
RP1, Class A1, 3.00%,
9/25/2064(a)(b) 246,684 237,108
FNMA REMIC, Series 2007-6,
Class PA, 5.50%, 2/25/2037 32,083 32,201
New Residential Mortgage
Loan Trust, Series 2014-
2A, Class A3, 3.75%,
5/25/2054(a)(b) 454,276 426,113
NYMT Loan Trust
Series 2022-CP1, Class A2,
3.01%, 7/25/2061(a) 2,723,000 2,276,654
Series 2022-CP1, Class M1,
3.21%, 7/25/2061(a) 2,723,000 2,196,693
Series 2022-CP1, Class M2,
3.51%, 7/25/2061(a) 1,839,000 1,439,733
Verus Securitization Trust
Series 2022-3, Class A2,
4.13%, 2/25/2067(a)(b) 854,511 780,980
Series 2022-3, Class A1,
4.13%, 2/25/2067(a)(c) 642,508 597,918
Total Collateralized Mortgage Obligations
(cost $17,106,507)
15,045,570
Commercial Mortgage-Backed Securities 1.0%
Aventura Mall Trust, Series
2018-AVM, Class A, 4.11%,
7/5/2040(a)(b) 1,400,000 1,326,161
BB-UBS Trust, Series 2012-
SHOW, Class B, 3.88%,
11/5/2036(a) 5,000,000 4,536,344
BXP Trust, Series 2017-
GM, Class B, 3.42%,
6/13/2039(a)(b) 3,900,000 3,548,383
Morgan Stanley Bank of
America Merrill Lynch Trust,
Series 2014-C18, Class
300B, 4.00%, 8/15/2031 10,500,000 7,313,440
Natixis Commercial Mortgage
Securities Trust, Series
2019-LVL, Class A, 3.89%,
8/15/2038(a) 850,000 771,847
Total Commercial Mortgage-Backed
Securities
(cost $22,046,199) 17,496,175
Corporate Bonds 29.5%
Principal
Amount ($) Value ($)
Aerospace & Defense 0.8%
Boeing Co. (The) ,
2.95%, 2/1/2030(d) 4,775,000 4,301,922
3.25%, 2/1/2035(d) 3,500,000 2,951,784
3.55%, 3/1/2038 1,060,000 863,519
L3Harris Technologies, Inc. ,
5.60%, 7/31/2053(d) 135,000 143,669
Lockheed Martin Corp. ,
4.07%, 12/15/2042(d) 300,000 270,285
RTX Corp. ,
5.15%, 2/27/2033(d) 3,350,000 3,414,136
4.15%, 5/15/2045 2,000,000 1,708,699
5.38%, 2/27/2053 375,000 380,856
14,034,870
Automobile Components 0.2%
Icahn Enterprises LP ,
4.75%, 9/15/2024 2,850,000 2,832,640
Automobiles 0.6%
Hyundai Capital America ,
2.38%, 10/15/2027(a) 5,080,000 4,575,287
1.80%, 1/10/2028(a) 672,000 589,192
5.80%, 4/1/2030(a) 2,500,000 2,575,487
6.38%, 4/8/2030(a)(d) 1,730,000 1,840,437
9,580,403
Banks 4.7%
Bank of America Corp. ,
(SOFR + 1.33%), 3.38%,
4/2/2026(e) 2,500,000 2,431,396
4.25%, 10/22/2026(d) 3,000,000 2,945,447
Series L, 4.18%,
11/25/2027(d) 4,000,000 3,887,355
(CME Term SOFR 3
Month + 1.47%), 3.97%,
2/7/2030(e) 2,340,000 2,214,802
(SOFR + 1.53%), 1.90%,
7/23/2031(e) 2,500,000 2,045,157
(SOFR + 1.91%), 5.29%,
4/25/2034(e) 3,000,000 3,006,904
Bank of Montreal ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 1.40%),
3.09%, 1/10/2037(e) 6,250,000 5,040,823
BPCE SA ,
4.63%, 7/11/2024(a) 3,000,000 2,967,271
4.50%, 3/15/2025(a) 3,000,000 2,942,550
(SOFR + 1.73%), 3.12%,
10/19/2032(a)(e) 5,250,000 4,280,696
Citigroup, Inc. ,
(SOFR + 1.53%), 3.29%,
3/17/2026(e) 2,500,000 2,433,882
(SOFR + 3.91%), 4.41%,
3/31/2031(e) 3,250,000 3,108,448
(SOFR + 1.94%), 3.79%,
3/17/2033(e) 3,650,000 3,282,617
Citizens Financial Group, Inc. ,
2.64%, 9/30/2032(d) 6,200,000 4,786,829
Commonwealth Bank of
Australia ,
3.78%, 3/14/2032(a) 4,000,000 3,498,673

74 - Statement of Investments - December 31, 2023 - NVIT Core Bond Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Banks
Fifth Third Bank NA ,
(United States SOFR
Compounded Index
+ 1.23%), 5.85%,
10/27/2025(e) 2,550,000 2,543,031
Huntington National Bank
(The) ,
5.65%, 1/10/2030 2,000,000 2,016,838
JPMorgan Chase & Co. ,
(SOFR + 1.85%), 2.08%,
4/22/2026(d)(e) 3,250,000 3,113,010
(CME Term SOFR 3
Month + 1.11%), 1.76%,
11/19/2031(e) 1,600,000 1,296,722
(SOFR + 2.08%), 4.91%,
7/25/2033(d)(e) 1,125,000 1,112,321
(SOFR + 2.58%), 5.72%,
9/14/2033(d)(e) 2,075,000 2,147,002
(CME Term SOFR 3
Month + 1.51%), 2.53%,
11/19/2041(e) 925,000 654,015
PNC Financial Services
Group, Inc. (The) ,
(SOFR + 1.93%), 5.07%,
1/24/2034(d)(e) 3,724,000 3,643,788
Truist Financial Corp. ,
(SOFR + 1.85%), 5.12%,
1/26/2034(e) 2,500,000 2,420,757
US Bancorp ,
(SOFR + 1.88%), 6.79%,
10/26/2027(e) 2,550,000 2,662,368
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 0.95%),
2.49%, 11/3/2036(d)(e) 500,000 387,766
Wells Fargo & Co. ,
(CME Term SOFR 3
Month + 1.09%), 2.41%,
10/30/2025(d)(e) 1,000,000 972,765
(SOFR + 1.50%), 3.35%,
3/2/2033(d)(e) 3,000,000 2,620,249
(SOFR + 2.10%), 4.90%,
7/25/2033(d)(e) 1,500,000 1,461,262
Westpac Banking Corp. ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 1.53%),
3.02%, 11/18/2036(e) 4,750,000 3,861,238
79,785,982
Beverages 0.6%
Anheuser-Busch Cos. LLC ,
4.90%, 2/1/2046 1,750,000 1,715,423
Anheuser-Busch InBev
Finance, Inc. ,
4.90%, 2/1/2046 1,700,000 1,666,410
Anheuser-Busch InBev
Worldwide, Inc. ,
4.90%, 1/23/2031(d) 2,500,000 2,600,743
Bacardi Ltd. ,
5.90%, 6/15/2043(a) 1,500,000 1,516,434
Corporate Bonds
Principal
Amount ($) Value ($)
Beverages
Bacardi Ltd.,
5.30%, 5/15/2048(a) 1,575,000 1,506,518
PepsiCo, Inc. ,
3.90%, 7/18/2032(d) 825,000 806,995
9,812,523
Biotechnology 0.8%
AbbVie, Inc. ,
4.25%, 11/21/2049 675,000 601,529
Amgen, Inc. ,
4.05%, 8/18/2029(d) 1,675,000 1,639,825
5.65%, 3/2/2053 3,500,000 3,682,301
CSL Finance plc ,
4.25%, 4/27/2032(a)(d) 7,000,000 6,828,180
4.75%, 4/27/2052(a) 250,000 238,018
12,989,853
Broadline Retail 0.2%
Amazon.com, Inc. ,
4.70%, 12/1/2032(d) 4,175,000 4,289,980
Capital Markets 2.2%
Brookfield Finance, Inc. ,
4.35%, 4/15/2030(d) 5,500,000 5,304,248
FMR LLC ,
6.50%, 12/14/2040(a)(d) 2,000,000 2,143,757
5.15%, 2/1/2043(a) 1,000,000 930,369
Goldman Sachs Group, Inc.
(The) ,
(SOFR + 0.73%), 1.76%,
1/24/2025(d)(e) 750,000 747,388
3.50%, 4/1/2025 500,000 488,628
(SOFR + 0.82%), 1.54%,
9/10/2027(e) 750,000 680,263
Morgan Stanley ,
(ICE LIBOR USD 3
Month + 1.34%), 3.59%,
7/22/2028(d)(e) 5,000,000 4,773,219
(SOFR + 2.62%), 5.30%,
4/20/2037(e) 2,400,000 2,335,433
S&P Global, Inc. ,
2.90%, 3/1/2032(d) 7,500,000 6,694,341
State Street Corp. ,
(SOFR + 1.57%), 4.82%,
1/26/2034(d)(e) 750,000 737,993
UBS Group AG ,
4.13%, 9/24/2025(a) 2,500,000 2,444,971
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 1.75%),
4.75%, 5/12/2028(a)(e) 10,000,000 9,847,902
37,128,512
Chemicals 0.3%
Cytec Industries, Inc. ,
3.95%, 5/1/2025 5,750,000 5,628,208
Commercial Services & Supplies 0.1%
Stericycle, Inc. ,
5.38%, 7/15/2024(a) 2,500,000 2,487,500

NVIT Core Bond Fund - December 31, 2023 - Statement of Investments - 75
Corporate Bonds
Principal
Amount ($) Value ($)
Consumer Finance 0.3%
Ford Motor Credit Co. LLC ,
2.30%, 2/10/2025(d) 5,000,000 4,808,354
Consumer Staples Distribution & Retail 0.3%
Walmart, Inc. ,
4.15%, 9/9/2032(d) 5,000,000 4,997,408
4.50%, 4/15/2053(d) 650,000 631,578
5,628,986
Containers & Packaging 0.3%
Berry Global, Inc. ,
5.50%, 4/15/2028(a) 2,600,000 2,628,494
Silgan Holdings, Inc. ,
1.40%, 4/1/2026(a) 2,350,000 2,145,621
4,774,115
Diversified REITs 0.3%
VICI Properties LP ,
4.63%, 6/15/2025(a) 1,500,000 1,473,375
WP Carey, Inc. ,
2.45%, 2/1/2032 4,750,000 3,858,244
5,331,619
Diversified Telecommunication Services 0.5%
AT&T, Inc. ,
5.40%, 2/15/2034 1,500,000 1,546,988
3.65%, 6/1/2051 4,445,000 3,347,386
Verizon Communications, Inc. ,
2.55%, 3/21/2031 1,712,000 1,476,170
4.00%, 3/22/2050 2,970,000 2,468,165
8,838,709
Electric Utilities 5.4%
Alliant Energy Finance LLC ,
4.25%, 6/15/2028(a) 9,525,000 9,288,414
American Electric Power Co.,
Inc. ,
5.70%, 8/15/2025 3,750,000 3,774,623
Appalachian Power Co. ,
Series BB, 4.50%, 8/1/2032 1,175,000 1,130,997
Series Z, 3.70%, 5/1/2050 3,555,000 2,659,016
DTE Electric Co. ,
5.20%, 4/1/2033 6,675,000 6,933,862
Duke Energy Corp. ,
5.00%, 8/15/2052 250,000 233,369
Duke Energy Ohio, Inc. ,
5.25%, 4/1/2033 4,385,000 4,517,428
Entergy Arkansas LLC ,
4.00%, 6/1/2028 3,750,000 3,647,468
Evergy Kansas Central, Inc. ,
5.90%, 11/15/2033 2,000,000 2,139,499
Evergy Missouri West, Inc. ,
3.75%, 3/15/2032(a) 3,140,000 2,751,879
Evergy , Inc. ,
2.90%, 9/15/2029 3,505,000 3,170,444
Exelon Corp. ,
4.05%, 4/15/2030(d) 695,000 663,007
Fells Point Funding Trust ,
3.05%, 1/31/2027(a) 13,750,000 12,958,643
Georgia Power Co. ,
4.70%, 5/15/2032(d) 4,750,000 4,730,388
Corporate Bonds
Principal
Amount ($) Value ($)
Electric Utilities
Jersey Central Power & Light
Co. ,
4.30%, 1/15/2026(a) 2,000,000 1,956,341
2.75%, 3/1/2032(a) 2,670,000 2,253,430
Kentucky Utilities Co. ,
Series KENT, 5.45%,
4/15/2033(d) 4,175,000 4,336,672
Louisville Gas and Electric
Co. ,
Series LOU, 5.45%,
4/15/2033 2,000,000 2,083,182
Metropolitan Edison Co. ,
4.30%, 1/15/2029(a)(d) 6,000,000 5,806,708
NextEra Energy Capital
Holdings, Inc. ,
6.05%, 3/1/2025 765,000 771,813
NextEra Energy Operating
Partners LP ,
4.25%, 7/15/2024(a) 2,310,000 2,283,785
Pacific Gas and Electric Co. ,
2.50%, 2/1/2031 1,235,000 1,018,740
PPL Capital Funding, Inc. ,
4.13%, 4/15/2030(d) 472,000 449,308
Southern California Edison
Co. ,
5.85%, 11/1/2027(d) 2,100,000 2,192,853
Southern Co. (The) ,
4.40%, 7/1/2046(d) 2,500,000 2,201,081
Vistra Operations Co. LLC ,
5.50%, 9/1/2026(a) 1,200,000 1,184,743
3.70%, 1/30/2027(a) 6,000,000 5,683,024
4.30%, 7/15/2029(a)(d) 1,403,000 1,312,711
92,133,428
Energy Equipment & Services 0.2%
Schlumberger Holdings Corp. ,
3.90%, 5/17/2028(a) 4,389,000 4,261,020
Entertainment 0.3%
Walt Disney Co. (The) ,
2.65%, 1/13/2031(d) 3,000,000 2,669,228
Warnermedia Holdings, Inc. ,
4.28%, 3/15/2032(d) 2,550,000 2,333,770
5,002,998
Financial Services 0.1%
Global Payments, Inc. ,
2.65%, 2/15/2025 1,500,000 1,453,486
Food Products 0.6%
Cargill, Inc. ,
5.13%, 10/11/2032(a) 5,000,000 5,134,743
4.38%, 4/22/2052(a) 1,150,000 1,051,768
J M Smucker Co. (The) ,
6.50%, 11/15/2043 3,750,000 4,177,528
10,364,039
Ground Transportation 0.9%
Ashtead Capital, Inc. ,
4.38%, 8/15/2027(a) 2,500,000 2,400,285
4.00%, 5/1/2028(a) 6,500,000 6,115,827
4.25%, 11/1/2029(a) 1,730,000 1,615,401

76 - Statement of Investments - December 31, 2023 - NVIT Core Bond Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Ground Transportation
ERAC USA Finance LLC ,
5.40%, 5/1/2053(a)(d) 3,500,000 3,673,808
Norfolk Southern Corp. ,
4.55%, 6/1/2053(d) 825,000 753,308
Union Pacific Corp. ,
3.84%, 3/20/2060 1,400,000 1,142,042
15,700,671
Health Care Equipment & Supplies 0.4%
Baxter International, Inc. ,
3.13%, 12/1/2051 2,000,000 1,375,259
GE HealthCare Technologies,
Inc. ,
5.86%, 3/15/2030(d) 5,000,000 5,252,003
6,627,262
Health Care Providers & Services 0.7%
CVS Health Corp. ,
5.00%, 2/20/2026(d) 3,000,000 3,014,173
4.25%, 4/1/2050 55,000 45,936
Dignity Health ,
3.81%, 11/1/2024 4,000,000 3,931,875
HCA, Inc. ,
5.25%, 4/15/2025 1,500,000 1,498,257
UnitedHealth Group, Inc. ,
2.00%, 5/15/2030(d) 3,050,000 2,636,108
5.88%, 2/15/2053 650,000 736,180
11,862,529
Health Care REITs 0.0%
†
Welltower OP LLC ,
4.00%, 6/1/2025 1,000,000 981,960
Household Durables 0.1%
Newell Brands, Inc. ,
4.88%, 6/1/2025(d) 2,500,000 2,458,702
Independent Power and Renewable Electricity Producers
0.2%
Alexander Funding Trust II ,
7.47%, 7/31/2028(a)(d) 1,770,000 1,858,565
Calpine Corp. ,
5.25%, 6/1/2026(a) 1,200,000 1,184,059
3,042,624
Industrial Conglomerates 0.1%
GE Capital Funding LLC ,
4.55%, 5/15/2032(d) 1,207,000 1,181,299
Industrial REITs 0.3%
LXP Industrial Trust ,
6.75%, 11/15/2028(d) 5,100,000 5,358,543
Insurance 0.7%
Five Corners Funding Trust IV ,
6.00%, 2/15/2053(a)(d) 3,375,000 3,648,795
MassMutual Global Funding II ,
1.55%, 10/9/2030(a) 2,000,000 1,614,322
New York Life Global Funding ,
4.55%, 1/28/2033(a) 6,250,000 6,159,970
11,423,087
Corporate Bonds
Principal
Amount ($) Value ($)
IT Services 0.2%
International Business
Machines Corp. ,
4.40%, 7/27/2032(d) 4,150,000 4,076,668
Machinery 0.1%
Daimler Truck Finance North
America LLC ,
3.50%, 4/7/2025(a) 1,500,000 1,466,808
Media 0.5%
Charter Communications
Operating LLC ,
5.75%, 4/1/2048 1,450,000 1,286,844
3.70%, 4/1/2051 600,000 390,258
Comcast Corp. ,
2.65%, 2/1/2030 3,905,000 3,515,378
2.94%, 11/1/2056 4,432,000 2,915,015
8,107,495
Metals & Mining 0.0%
†
Glencore Funding LLC ,
1.63%, 9/1/2025(a) 420,000 396,601
Multi-Utilities 0.4%
Black Hills Corp. ,
3.05%, 10/15/2029 1,350,000 1,212,825
Dominion Energy, Inc. ,
Series A, 4.60%, 3/15/2049 1,750,000 1,540,612
Southern Co. Gas Capital
Corp. ,
3.88%, 11/15/2025 2,825,000 2,754,315
3.25%, 6/15/2026 1,250,000 1,202,770
6,710,522
Oil, Gas & Consumable Fuels 1.8%
Antero Midstream Partners LP ,
7.88%, 5/15/2026(a) 900,000 921,799
BP Capital Markets America,
Inc. ,
2.94%, 6/4/2051 900,000 623,410
Chesapeake Energy Corp. ,
5.50%, 2/1/2026(a) 900,000 892,205
Continental Resources, Inc. ,
4.38%, 1/15/2028(d) 865,000 837,513
5.75%, 1/15/2031(a) 1,310,000 1,304,052
2.88%, 4/1/2032(a) 1,905,000 1,545,403
Energy Transfer LP ,
5.75%, 4/1/2025 3,000,000 3,001,200
6.50%, 2/1/2042 2,350,000 2,481,360
Exxon Mobil Corp. ,
3.45%, 4/15/2051(d) 750,000 588,348
Kinder Morgan, Inc. ,
5.55%, 6/1/2045 225,000 216,419
3.25%, 8/1/2050 195,000 130,318
NGPL PipeCo LLC ,
3.25%, 7/15/2031(a)(d) 5,400,000 4,688,724
Occidental Petroleum Corp. ,
5.88%, 9/1/2025 1,000,000 1,005,625
5.50%, 12/1/2025 2,500,000 2,499,490
6.60%, 3/15/2046(d) 2,035,000 2,203,376
Targa Resources Partners LP ,
5.00%, 1/15/2028 1,500,000 1,481,403
4.88%, 2/1/2031(d) 1,905,000 1,850,536

NVIT Core Bond Fund - December 31, 2023 - Statement of Investments - 77
Corporate Bonds
Principal
Amount ($) Value ($)
Oil, Gas & Consumable Fuels
Valero Energy Partners LP ,
4.50%, 3/15/2028(d) 320,000 314,243
Var Energi ASA ,
5.00%, 5/18/2027(a)(d) 3,815,623 3,722,057
7.50%, 1/15/2028(a) 1,000,000 1,059,754
31,367,235
Passenger Airlines 0.1%
Air Canada ,
3.88%, 8/15/2026(a) 1,200,000 1,146,468
Pharmaceuticals 0.8%
Bayer US Finance LLC ,
6.25%, 1/21/2029(a) 5,300,000 5,417,915
Merck & Co., Inc. ,
6.55%, 9/15/2037 3,335,000 3,887,606
Pfizer Investment Enterprises
Pte. Ltd. ,
4.75%, 5/19/2033 3,675,000 3,683,249
12,988,770
Residential REITs 0.3%
American Homes 4 Rent LP ,
3.63%, 4/15/2032(d) 2,000,000 1,791,164
Sun Communities Operating
LP ,
2.30%, 11/1/2028(d) 4,226,000 3,696,169
5,487,333
Retail REITs 0.1%
Kite Realty Group Trust ,
4.75%, 9/15/2030(d) 2,124,000 2,000,036
Semiconductors & Semiconductor Equipment 0.4%
Broadcom, Inc. ,
3.42%, 4/15/2033(a)(d) 2,000,000 1,756,614
Foundry JV Holdco LLC ,
5.88%, 1/25/2034(a) 5,586,000 5,737,570
7,494,184
Software 0.5%
Microsoft Corp. ,
3.45%, 8/8/2036 5,000,000 4,598,844
Oracle Corp. ,
2.95%, 4/1/2030(d) 1,000,000 902,546
3.60%, 4/1/2040 3,500,000 2,790,916
8,292,306
Specialized REITs 0.1%
American Tower Corp. ,
2.95%, 1/15/2025 1,500,000 1,463,409
Specialty Retail 0.7%
AutoZone, Inc. ,
4.75%, 8/1/2032(d) 6,500,000 6,434,864
Home Depot, Inc. (The) ,
2.88%, 4/15/2027 3,200,000 3,059,801
Lowe's Cos., Inc. ,
5.00%, 4/15/2033 2,000,000 2,042,555
11,537,220
Technology Hardware, Storage & Peripherals 0.6%
Apple, Inc. ,
3.35%, 8/8/2032 8,350,000 7,848,079
Corporate Bonds
Principal
Amount ($) Value ($)
Technology Hardware, Storage & Peripherals
Hewlett Packard Enterprise
Co. ,
5.90%, 10/1/2024(d) 1,500,000 1,503,507
HP, Inc. ,
3.40%, 6/17/2030(d) 1,000,000 913,769
10,265,355
Tobacco 0.6%
BAT Capital Corp. ,
4.74%, 3/16/2032(d) 3,000,000 2,877,928
6.42%, 8/2/2033 1,350,000 1,412,494
Philip Morris International,
Inc. ,
5.63%, 11/17/2029(d) 945,000 990,932
5.75%, 11/17/2032(d) 1,475,000 1,547,955
5.38%, 2/15/2033(d) 1,250,000 1,282,131
4.25%, 11/10/2044(d) 2,000,000 1,714,991
9,826,431
Wireless Telecommunication Services 0.1%
T-Mobile USA, Inc. ,
3.30%, 2/15/2051 3,310,000 2,391,243
Total Corporate Bonds
(cost $525,694,956)
504,821,986
Mortgage-Backed Securities 27.3%
FHLMC UMBS Pool
Pool# SB0861
2.50%, 2/1/2037 9,612,936 8,867,577
Pool# SB8183
3.50%, 10/1/2037 11,928,961 11,479,948
Pool# SB8260
5.00%, 10/1/2038 16,260,611 16,352,495
Pool# SD8018
4.00%, 10/1/2049 1,729,243 1,658,502
Pool# SD8080
2.00%, 6/1/2050 3,263,812 2,687,459
Pool# SD8079
2.00%, 7/1/2050 8,157,048 6,714,485
Pool# SD8084
3.00%, 8/1/2050 7,683,494 6,842,768
Pool# SD1372
2.50%, 9/1/2051 19,446,586 16,571,832
Pool# SD8178
2.50%, 11/1/2051 6,859,618 5,838,368
Pool# SD8181
1.50%, 12/1/2051 7,218,212 5,621,692
Pool# RA6433
2.50%, 12/1/2051 9,592,482 8,158,514
Pool# SD8199
2.00%, 3/1/2052 50,099,800 40,939,378
Pool# SD3088
2.00%, 3/1/2052 7,726,716 6,330,877
Pool# SD8200
2.50%, 3/1/2052 13,440,564 11,438,016
Pool# QE0799
2.50%, 4/1/2052 9,099,669 7,743,611
Pool# SD8213
3.00%, 5/1/2052 4,594,009 4,062,353

78 - Statement of Investments - December 31, 2023 - NVIT Core Bond Fund
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FHLMC UMBS Pool
Pool# SD2254
3.50%, 7/1/2052 1,665,827 1,533,925
Pool# QE6924
4.00%, 8/1/2052 28,803,577 27,242,761
Pool# SD8255
3.50%, 10/1/2052 4,029,303 3,696,048
Pool# SD8288
5.00%, 1/1/2053 29,912,372 29,603,630
Pool# SD8302
6.50%, 2/1/2053 2,172,831 2,226,536
Pool# SD8309
6.00%, 3/1/2053 1,621,953 1,647,215
Pool# SD2921
4.50%, 5/1/2053 14,384,505 13,948,042
Pool# SD8338
4.00%, 6/1/2053 4,913,012 4,645,121
FNMA Pool
Pool# 464969
6.34%, 4/1/2028 2,244,560 2,250,683
Pool# 468516
5.17%, 6/1/2028 791,120 788,907
Pool# 468127
5.70%, 5/1/2041 1,069,826 1,127,549
FNMA UMBS Pool
Pool# FS1360
3.00%, 4/1/2037 6,201,719 5,847,035
Pool# AR9398
3.50%, 6/1/2043 769,935 723,015
Pool# BC0180
4.00%, 1/1/2046 2,193,649 2,114,820
Pool# AS7908
3.00%, 9/1/2046 4,907,303 4,460,781
Pool# AS8483
3.00%, 12/1/2046 2,101,239 1,903,981
Pool# MA2863
3.00%, 1/1/2047 3,372,396 3,058,238
Pool# AS8784
3.00%, 2/1/2047 2,171,600 1,966,167
Pool# BE7557
3.50%, 2/1/2047 3,992,145 3,725,771
Pool# BM2003
4.00%, 10/1/2047 3,250,988 3,134,147
Pool# BJ3716
3.50%, 12/1/2047 1,959,315 1,830,355
Pool# MA3210
3.50%, 12/1/2047 826,243 770,608
Pool# BM3355
3.50%, 2/1/2048 1,321,682 1,233,474
Pool# CA1532
3.50%, 4/1/2048 4,300,511 4,026,745
Pool# CA2208
4.50%, 8/1/2048 929,357 912,202
Pool# CA2469
4.00%, 10/1/2048 865,741 832,386
Pool# MA3745
3.50%, 8/1/2049 4,552,459 4,237,261
Pool# FS2041
2.00%, 8/1/2051 8,270,342 6,774,626
Pool# FS1080
2.50%, 2/1/2052 32,347,263 27,533,915
Pool# BU8883
3.00%, 3/1/2052 18,690,672 16,535,714
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FNMA UMBS Pool
Pool# FS2122
3.00%, 3/1/2052 5,377,947 4,761,831
Pool# MA4577
2.00%, 4/1/2052 18,503,976 15,127,663
Pool# BV8011
3.00%, 8/1/2052 9,728,630 8,607,458
Pool# MA4733
4.50%, 9/1/2052 18,453,394 17,893,470
Pool# MA4782
3.50%, 10/1/2052 14,270,273 13,092,851
Pool# MA4805
4.50%, 11/1/2052 5,621,273 5,450,709
Pool# MA4839
4.00%, 12/1/2052 4,781,726 4,522,496
Pool# MA4980
6.00%, 4/1/2053 3,674,220 3,733,586
Pool# DA1019
6.50%, 9/1/2053 881,252 904,496
GNMA II Pool
Pool# MA8099
3.50%, 6/20/2052 7,511,468 6,990,740
Pool# MA8349
5.50%, 10/20/2052 9,329,272 9,399,459
Pool# MA8429
5.50%, 11/20/2052 3,921,252 3,952,669
Pool# MA8430
6.00%, 11/20/2052 4,806,512 4,888,400
Pool# MA8571
6.00%, 1/20/2053 2,205,855 2,243,436
Pool# MA8726
5.50%, 3/20/2053 13,968,188 14,070,999
Pool# MA8727
6.00%, 3/20/2053 3,991,600 4,059,605
Pool# MA8950
6.50%, 6/20/2053 4,886,590 5,006,213
Total Mortgage-Backed Securities
(cost $493,443,012)
466,345,614
Municipal Bonds 0.9%
California 0.3%
Northern California Power
Agency, RB, Series B,
7.31%, 6/1/2040 3,885,000 4,517,988
District of Columbia 0.6%
Metropolitan Washington
Airports Authority Dulles Toll
Road Revenue
Series D, 7.46%, 10/1/2046 6,000,000 7,609,115
Series D, 8.00%, 10/1/2047 2,000,000 2,639,012
10,248,127
Total Municipal Bonds
(cost $14,096,545)
14,766,115

NVIT Core Bond Fund - December 31, 2023 - Statement of Investments - 79
U.S. Government Agency Security 0.8%
Principal
Amount ($) Value ($)
Tennessee Valley Authority,
5.88%, 4/1/2036 11,793,000 13,465,059
Total U.S. Government Agency Security
(cost $13,733,841)
13,465,059
U.S. Treasury Obligations 27.3%
U.S. Treasury Bonds
2.00%, 11/15/2041 18,000,000 13,019,766
2.38%, 2/15/2042 55,000,000 42,199,609
3.25%, 5/15/2042 11,500,000 10,089,453
3.13%, 2/15/2043 23,000,000 19,659,609
3.88%, 2/15/2043 6,200,000 5,911,312
3.88%, 5/15/2043 18,000,000 17,159,063
2.25%, 8/15/2046 7,000,000 4,976,836
2.25%, 2/15/2052 54,800,000 37,987,531
2.88%, 5/15/2052 6,375,000 5,075,596
3.63%, 2/15/2053 1,000,000 923,437
3.63%, 5/15/2053 (d) 6,000,000 5,547,188
U.S. Treasury Notes
4.50%, 11/30/2024 12,000,000 11,955,937
1.00%, 12/15/2024 30,000,000 28,930,078
4.25%, 12/31/2024 24,600,000 24,468,711
4.13%, 1/31/2025 11,700,000 11,626,875
4.25%, 5/31/2025 (d) 24,000,000 23,911,875
2.88%, 6/15/2025 9,000,000 8,796,094
3.00%, 7/15/2025 22,000,000 21,519,609
0.25%, 8/31/2025 20,000,000 18,671,094
4.00%, 2/15/2026 12,200,000 12,144,242
3.63%, 5/15/2026 33,000,000 32,617,149
1.25%, 12/31/2026 26,000,000 23,999,219
2.25%, 2/15/2027 2,000,000 1,898,594
0.50%, 4/30/2027 1,000,000 892,617
3.25%, 6/30/2027 7,000,000 6,840,586
2.25%, 8/15/2027 11,000,000 10,374,375
3.88%, 12/31/2027 6,000,000 5,990,156
3.50%, 1/31/2028 12,300,000 12,105,891
3.63%, 5/31/2028 18,300,000 18,106,277
1.50%, 11/30/2028 (d) 11,000,000 9,836,836
2.75%, 5/31/2029 6,000,000 5,664,609
3.25%, 6/30/2029 (d) 2,000,000 1,935,703
3.50%, 1/31/2030 8,300,000 8,117,465
3.75%, 5/31/2030 2,400,000 2,378,719
2.88%, 5/15/2032 1,500,000 1,389,961
Total U.S. Treasury Obligations
(cost $487,839,060)
466,722,072
Repurchase Agreements 1.1%
Principal
Amount ($) Value ($)
Bank of America NA
5.34%, dated 12/29/2023,
due 1/2/2024, repurchase
price $5,002,967,
collateralized by U.S.
Government Agency
Securities, ranging from
3.00% - 3.50%, maturing
5/1/2045 - 1/1/2047; total
market value $5,100,000.
(f)(g) 5,000,000 5,000,000
BofA Securities, Inc.
5.34%, dated 12/29/2023,
due 1/2/2024, repurchase
price $1,000,594,
collateralized by U.S.
Government Agency
Securities, ranging from
1.25% - 6.74%, maturing
1/25/2025 - 11/20/2072;
total market value
$1,020,000. (f)(g) 1,000,000 1,000,000
Cantor Fitzgerald & Co.
5.40%, dated 12/29/2023,
due 1/2/2024, repurchase
price $2,304,697,
collateralized by U.S.
Government Agency
Securities, ranging from
0.38% - 28.14%, maturing
10/15/2024 - 11/20/2073;
total market value
$2,349,381. (f)(g) 2,303,315 2,303,315
Citi Global Market, Inc.
5.31%, dated 12/29/2023,
due 1/2/2024, repurchase
price $5,002,950,
collateralized by U.S.
Government Treasury
Securities, 0.38%,
maturing 4/15/2024 -
1/31/2026; total market
value $5,100,004. (f)(g) 5,000,000 5,000,000
MetLife, Inc.
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $1,000,593,
collateralized by U.S.
Government Treasury
Securities, 0.00%,
maturing 5/15/2046; total
market value $1,020,559.
(f)(g) 1,000,000 1,000,000

80 - Statement of Investments - December 31, 2023 - NVIT Core Bond Fund
Repurchase Agreements
Principal
Amount ($) Value ($)
Pershing LLC
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $4,002,369,
collateralized by U.S.
Government Agency
Securities, ranging from
0.27% - 8.00%, maturing
2/15/2024 - 10/20/2073;
total market value
$4,080,000. (f)(g) 4,000,000 4,000,000
Total Repurchase Agreements
(cost $18,303,315)
18,303,315
Total Investments
(cost $1,704,564,019) — 95.2%
1,626,390,816
Other assets in excess of
liabilities — 4.8% 81,969,202
NET ASSETS — 100.0%
$ 1,708,360,018
† Amount rounds to less than 0.1%.
(a) Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board
of Trustees. The liquidity determination is unaudited. The
aggregate value of these securities as of December 31, 2023
was $289,025,782 which represents 16.92% of net assets.
(b) Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest
rates and prepayments on the underlying pool of assets.  See
Note 6 for further information. The interest rate shown was
the current rate as of December 31, 2023.
(c) Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate as of December 31, 2023.
(d) The security or a portion of this security is on loan as of December 31, 2023. The total value of securities on
loan as of December 31, 2023 was $83,036,156, which
was collateralized by cash used to purchase repurchase
agreements with a total value of $18,303,315 and by
$67,691,200 of collateral in the form of U.S. Government
Treasury Securities, interest rates ranging from 0.00%
– 7.63%, and maturity dates ranging from 1/25/2024 –
11/15/2053, a total value of $85,994,515.
(e) Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as
of December 31, 2023.
(f) Security was purchased with cash collateral held from
securities on loan. The total value of securities purchased
with cash collateral as of December 31, 2023 was
$18,303,315.
(g) Please refer to Note 2 for additional information on the joint repurchase agreement.
CLO Collateralized Loan Obligations
FHLMC Federal Home Loan Mortgage Corp.
FNMA Federal National Mortgage Association
GNMA Government National Mortgage Association
ICE Intercontinental Exchange
LIBOR London Interbank Offered Rate
RB Revenue Bond
REIT Real Estate Investment Trust
REMICS Real Estate Mortgage Investment Conduits
SOFR Secured Overnight Financing Rate
UMBS Uniform Mortgage-Backed Securities
Currency:
USD United States Dollar

NVIT Core Bond Fund - December 31, 2023 - Statement of Investments - 81
Centrally Cleared Credit default swap contracts outstanding - buy protection as of December 31, 2023
1
:
Reference
Obligation/Index
Financing
Rate Paid
by the
Fund (%)
Payment
Frequency
Maturity
Date
Implied
Credit
Spread (%)
2
Notional
Amount
3
Upfront
Payments
(Receipts)
($)
4
Unrealized
Appreciation
(Depreciation)
($) Value ($)
Markit CDX
North American
Investement
Grade index
Series 41-V1 1.00 Quarterly 12/20/2028 0.57 USD 74,000,000 (1,009,824) (446,122) (1,455,946)
(1,009,824) (446,122) (1,455,946)
As of December 31, 2023, the Fund had $882,830 segregated as collateral for credit default swap contracts.
1 The Fund, as a buyer of credit protection, pays periodic payments and any upfront premium to the protection seller, and is obligated to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of each individual swap contract.
2 Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make a payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
3 The notional amount is the maximum amount that a seller of a credit default swap would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
4 Upfront premiums generally related to payments received or paid at the initiation of the swap agreement to compensate for differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).
Currency:
USD United States dollar

82 - Statement of Investments - December 31, 2023 - NVIT Core Bond Fund
Futures contracts outstanding as of December 31, 2023:
Description
Number of
Contracts
Expiration
Date
Trading
Currency
Notional
Amount ($)
Value and
Unrealized
Appreciation
(Depreciation) ($)
Long Contracts
U.S. Treasury 2 Year Note 779 3/2024 USD 160,407,054 500,739
U.S. Treasury 5 Year Note 873 3/2024 USD 94,959,211 1,826,757
U.S. Treasury 10 Year Note 1,318 3/2024 USD 148,789,844 3,812,806
U.S. Treasury Ultra Bond 197 3/2024 USD 26,317,969 1,622,441
Total long contracts 7,762,743
Short Contracts
U.S. Treasury 10 Year Ultra Note (257) 3/2024 USD (30,330,016) (1,275,578)
U.S. Treasury Long Bond (291) 3/2024 USD (36,356,812) (2,600,209)
Total short contracts (3,875,787)
Net contracts 3,886,956
As of December 31, 2023, the Fund had $4,884,020 segregated as collateral with the broker for open futures contracts. Deposits with broker for futures contracts or Due to broker, as applicable, on the Statement of Assets and Liabilities includes this balance netted with other cash activity within the broker.
Currency:
USD United States Dollar
The accompanying notes are an integral part of these financial statements.

NVIT DoubleLine Total Return Tactical Fund - December 31, 2023 - Statement of Investments - 83
Asset-Backed Securities 17.0%
Principal
Amount ($) Value ($)
Airlines 0.7%
Blackbird Capital II Aircraft
Lease Ltd., Series 2021-
1A, Class B, 3.45%,
7/15/2046(a) 583,594 484,401
Sprite Ltd., Series 2021-
1, Class A, 3.75%,
11/15/2046(a) 378,102 346,541
Thunderbolt III Aircraft Lease
Ltd., Series 2019-1, Class
A, 3.67%, 11/15/2039(a) 681,973 574,610
1,405,552
Automobiles 0.3%
Exeter Automobile
Receivables Trust, Series
2021-1A, Class D, 1.08%,
11/16/2026 250,000 241,848
GLS Auto Receivables
Issuer Trust, Series
2021-2A, Class C, 1.08%,
6/15/2026(a) 304,003 298,921
540,769
Home Equity 6.3%
Aegis Asset-Backed Securities
Corp. Mortgage Pass-
Through Certificates, Series
2003-2, Class M2, 8.02%,
11/25/2033(b) 742,527 644,373
Asset-Backed Securities Corp.
Home Equity Loan Trust,
Series 2007-HE2, Class A4,
5.70%, 5/25/2037(b) 1,343,917 916,333
Credit-Based Asset Servicing
and Securitization LLC,
Series 2006-CB4, Class
AV3, 3.11%, 5/25/2036(b) 2,168,802 1,370,763
HSI Asset Securitization
Corp. Trust, Series 2007-
NC1, Class A3, 5.83%,
4/25/2037(b) 422,891 260,248
JP Morgan Mortgage
Acquisition Trust
Series 2006-RM1, Class A5,
5.95%, 8/25/2036(b) 1,582,465 691,224
Series 2007-CH3, Class
M2, 5.79%, 3/25/2037(b) 1,500,000 1,276,550
MASTR Asset-Backed
Securities Trust, Series
2007-HE1, Class A3,
5.68%, 5/25/2037(b) 1,001,986 948,404
Merrill Lynch Mortgage
Investors Trust, Series
2006-HE3, Class A4,
5.97%, 6/25/2037(b) 3,765,397 915,280
New Century Home Equity
Loan Trust, Series 2006-
1, Class A2C, 6.03%,
5/25/2036(b) 1,500,000 1,344,729
Asset-Backed Securities
Principal
Amount ($) Value ($)
Home Equity
Option One Mortgage Loan
Trust, Series 2006-1, Class
M2, 6.04%, 1/25/2036(b) 2,049,000 1,459,599
Renaissance Home Equity
Loan Trust, Series 2007-
1, Class AF4, 5.76%,
4/25/2037(c) 2,781,357 754,122
Securitized Asset-Backed
Receivables LLC Trust,
Series 2006-FR4, Class
A2B, 5.81%, 8/25/2036(b) 3,934,014 1,248,519
11,830,144
Other 9.5%
Affirm Asset Securitization
Trust, Series 2023-B, Class
A, 6.82%, 9/15/2028(a) 300,000 304,962
Bridge Street CLO II Ltd.,
Series 2021-1A, Class A1A,
6.91%, 7/20/2034(a)(b) 500,000 499,297
Canyon Capital CLO Ltd.,
Series 2019-1A, Class DR,
8.76%, 4/15/2032(a)(b) 600,000 590,290
Cathedral Lake VIII Ltd.,
Series 2021-8A, Class A1,
6.89%, 1/20/2035(a)(b) 500,000 499,421
CBAM Ltd., Series 2019-
10A, Class DR, 9.18%,
4/20/2032(a)(b) 750,000 750,040
CLNC Ltd., Series 2019-
FL1, Class A, 6.72%,
8/20/2035(a)(b) 103 103
Fillmore Park CLO Ltd., Series
2018-1A, Class D, 8.56%,
7/15/2030(a)(b) 500,000 499,978
FMC GMSR Issuer Trust,
Series 2020-GT1, Class A,
4.45%, 1/25/2026(a)(b) 1,000,000 899,881
Franklin Park Place CLO I
LLC, Series 2022-1A, Class
A, 6.79%, 4/14/2035(a)(b) 500,000 496,296
FS RIALTO, Series 2021-
FL2, Class A, 6.69%,
5/16/2038(a)(b) 362,427 360,156
FS Rialto Issuer LLC, Series
2022-FL4, Class AS, 7.74%,
1/19/2039(a)(b) 200,000 196,723
GoldenTree Loan
Management US CLO
15 Ltd., Series 2022-
15A, Class DR, 9.74%,
10/20/2036(a)(b) 500,000 507,510
GoodLeap Sustainable Home
Solutions Trust, Series
2021-5CS, Class C, 3.50%,
10/20/2048(a) 452,427 333,897
Home Partners of America
Trust
Series 2021-1, Class D,
2.48%, 9/17/2041(a) 1,020,178 837,615

84 - Statement of Investments - December 31, 2023 - NVIT DoubleLine Total Return Tactical Fund
Asset-Backed Securities
Principal
Amount ($) Value ($)
Other
Series 2021-1, Class F,
3.33%, 9/17/2041(a) 599,504 458,568
LCM XV LP, Series 15A, Class
DR, 9.38%, 7/20/2030(a)(b) 250,000 245,514
Marble Point CLO XXII Ltd.,
Series 2021-2A, Class A,
6.84%, 7/25/2034(a)(b) 500,000 497,882
Marlette Funding Trust, Series
2019-4A, Class C, 3.76%,
12/17/2029(a) 68,049 67,694
ME Funding LLC, Series
2019-1, Class A2, 0.00%,
7/30/2049(a) 720,000 711,764
Pagaya AI Debt Selection
Trust
Series 2021-1, Class B,
2.13%, 11/15/2027(a) 122,789 121,997
Series 2021-3, Class B,
1.74%, 5/15/2029(a) 402,917 398,509
Pagaya AI Debt Trust, Series
2022-1, Class B, 3.34%,
10/15/2029(a) 499,934 480,617
PMT Issuer Trust-FMSR,
Series 2021-FT1, Class A,
8.47%, 3/25/2026(a)(b) 850,000 838,583
PRET LLC, Series 2021-
NPL5, Class A1, 2.49%,
10/25/2051(a)(c) 709,250 693,334
Progress Residential, Series
2021-SFR4, Class A,
1.56%, 5/17/2038(a) 1,046,699 954,770
Progress Residential Trust,
Series 2022-SFR3, Class A,
3.20%, 4/17/2039(a) 485,582 455,210
PRPM LLC, Series 2022-
5, Class A1, 6.90%,
9/27/2027(a)(c) 1,724,154 1,708,164
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A,
6.87%, 10/20/2030(a)(b) 434,891 434,911
RRX 3 Ltd., Series 2021-
3A, Class A1, 6.98%,
4/15/2034(a)(b) 500,000 500,006
Sunnova Helios V Issuer LLC,
Series 2021-A, Class A,
1.80%, 2/20/2048(a) 398,420 345,746
Sunrun Atlas Issuer LLC,
Series 2019-2, Class A,
3.61%, 2/1/2055(a) 442,328 405,033
Symphony CLO XV Ltd.,
Series 2014-15A, Class
AR3, 6.74%, 1/17/2032(a)
(b) 500,000 499,571
Upstart Pass-Through Trust
Series 2021-ST3, Class A,
2.00%, 5/20/2027(a) 95,641 92,355
Series 2021-ST4, Class A,
2.00%, 7/20/2027(a) 85,291 81,320
Vivint Solar Financing VII LLC,
Series 2020-1A, Class A,
2.21%, 7/31/2051(a) 391,728 327,075
Asset-Backed Securities
Principal
Amount ($) Value ($)
Other
VOLT XCVI LLC, Series 2021-
NPL5, Class A1, 2.12%,
3/27/2051(a)(c) 255,197 248,105
Wellfleet CLO X Ltd., Series
2019-XA, Class A2R,
7.43%, 7/20/2032(a)(b) 500,000 480,788
17,823,685
Student Loan 0.2%
SoFi Professional Loan
Program Trust, Series
2018-B, Class BFX, 3.83%,
8/25/2047(a) 500,000 459,430
Total Asset-Backed Securities
(cost $36,612,979)
32,059,580
Collateralized Mortgage Obligations 19.5%
ACRE Commercial Mortgage
Ltd., Series 2021-
FL4, Class A, 6.30%,
12/18/2037(a)(b) 56,479 56,524
Alternative Loan Trust
Series 2005-64CB, Class
1A12, 5.50%, 12/25/2035(b) 895,674 752,334
Series 2006-13T1, Class
A1, 6.00%, 5/25/2036 1,895,172 947,085
Series 2006-OA7, Class
1A2, 5.95%, 6/25/2046(b) 1,268,279 1,060,800
Bear Stearns ALT-A Trust,
Series 2006-1, Class 11A1,
5.95%, 2/25/2036(b) 865,444 761,713
Chase Mortgage Finance
Trust, Series 2007-S5,
Class 1A10, 6.00%,
7/25/2037 1,572,447 726,349
CHL Mortgage Pass-Through
Trust, Series 2006-20, Class
1A36, 5.75%, 2/25/2037 1,130,468 550,278
CIM Trust, Series 2023-
R4, Class A1, 5.00%,
5/25/2062(a)(b) 923,096 914,578
COLT Mortgage Loan Trust,
Series 2022-4, Class A1,
4.30%, 3/25/2067(a)(b) 845,718 817,161
FHLMC REMIC
Series 5201, Class MA,
3.00%, 10/25/2049 1,757,952 1,592,250
Series 5004, Class LS, IO,
0.70%, 7/25/2050(b) 2,693,494 360,249
Series 5198, Class KZ,
2.00%, 2/25/2052 2,285,898 1,406,253
FHLMC STACR REMIC Trust,
Series 2021-DNA7, Class
M2, 7.14%, 11/25/2041(a)
(b) 1,000,000 987,451
FNMA REMIC
Series 2013-20, Class MA,
2.50%, 3/25/2033 1,280,710 1,189,952

NVIT DoubleLine Total Return Tactical Fund - December 31, 2023 - Statement of Investments - 85
Collateralized Mortgage Obligations
Principal
Amount ($) Value ($)
Series 2010-152, Class DE,
4.50%, 1/25/2041 3,300,000 3,242,020
Series 2014-11, Class KZ,
2.50%, 10/25/2041 1,893,583 1,670,036
Series 2018-33, Class A,
3.00%, 5/25/2048 602,870 541,472
Series 2019-64, Class D,
2.50%, 11/25/2049 396,472 342,699
Series 2020-77, Class S,
IO, 0.00%, 11/25/2050(b) 5,695,549 258,234
Series 2021-61, Class KZ,
2.50%, 9/25/2051 3,180,012 1,914,354
Series 2023-36, Class , IO,
2.50%, 10/25/2052 2,178,295 314,266
GCAT Trust, Series 2019-
NQM3, Class M1, 3.45%,
11/25/2059(a)(b) 700,000 563,220
GNMA REMIC
Series 2019-84, Class SA,
IO, 0.00%, 7/20/2049(b) 4,349,883 96,049
Series 2020-79, Class IN,
IO, 2.50%, 6/20/2050 7,062,029 961,533
Series 2020-151, Class MI,
IO, 2.50%, 10/20/2050 2,919,470 392,768
Series 2021-57, Class IA,
IO, 2.50%, 12/20/2050 3,394,995 421,283
Series 2021-30, Class KI,
IO, 3.00%, 2/20/2051 2,717,178 406,860
Series 2022-174, Class AZ,
3.50%, 5/20/2051 4,458,067 3,713,926
Series 2022-61, Class EI,
IO, 3.00%, 7/20/2051 3,840,852 521,304
Series 2023-81, Class YD,
4.00%, 6/20/2053 2,200,000 1,971,888
IndyMac IMSC Mortgage
Loan Trust, Series 2007-
HOA1, Class A11, 5.83%,
7/25/2047(b) 656,799 444,081
JP Morgan Mortgage Trust,
Series 2006-S1, Class 2A9,
6.50%, 4/25/2036 310,191 309,101
LoanCore Issuer Ltd., Series
2019-CRE2, Class B,
7.18%, 5/15/2036(a)(b) 103,850 103,705
Morgan Stanley Residential
Mortgage Loan Trust, Series
2020-RPL1, Class A1,
5.69%, 10/25/2060(a)(b) 370,279 365,462
New Residential Mortgage
Loan Trust, Series 2021-
NQ1R, Class M1, 2.27%,
7/25/2055(a)(b) 550,000 420,246
RALI Trust
Series 2006-QS6, Class
1A11, 6.00%, 6/25/2036(b) 1,407,148 1,001,381
Series 2006-QS17, Class
A7, 6.00%, 12/25/2036 927,187 751,579
Seasoned Credit Risk Transfer
Trust, Series 2019-4, Class
MV, 3.00%, 2/25/2059 1,820,760 1,567,275
Collateralized Mortgage Obligations
Principal
Amount ($) Value ($)
Towd Point Mortgage Trust,
Series 2022-1, Class A1,
3.75%, 7/25/2062(a)(b) 1,087,123 1,014,615
Verus Securitization Trust
Series 2021-6, Class B1,
4.05%, 10/25/2066(a)(b) 600,000 440,143
Series 2022-4, Class A2,
4.74%, 4/25/2067(a)(b) 789,566 758,870
Total Collateralized Mortgage Obligations
(cost $41,440,234)
36,631,347
Commercial Mortgage-Backed Securities 5.8%
BANK
Series 2020-BN30,
Class XB, IO, 0.72%,
12/15/2053(b) 3,036,000 122,778
Series 2017-BNK6, Class
XA, IO, 0.77%, 7/15/2060(b) 4,029,245 81,846
Series 2018-BN10, Class
XA, IO, 0.69%, 2/15/2061(b) 2,730,937 63,077
BBCMS Mortgage Trust
Series 2020-C6, Class XA,
IO, 1.04%, 2/15/2053(b) 1,964,285 90,084
Series 2021-C12, Class XA,
IO, 0.95%, 11/15/2054(b) 2,712,042 139,724
Series 2022-C18, Class XD,
IO, 2.15%, 12/15/2055(a)(b) 1,000,000 154,244
BB-UBS Trust
Series 2012-SHOW, Class
XB, IO, 0.14%, 11/5/2036(a)
(b) 4,823,000 5,611
Series 2012-SHOW, Class
XA, IO, 0.60%, 11/5/2036(a)
(b) 8,760,000 33,082
Benchmark Mortgage Trust
Series 2020-B19, Class XA,
IO, 1.77%, 9/15/2053(b) 1,308,408 86,297
Series 2021-B27, Class XA,
IO, 1.26%, 7/15/2054(b) 1,992,812 123,036
BX Commercial Mortgage
Trust
Series 2021-VOLT, Class E,
7.48%, 9/15/2036(a)(b) 134,000 128,112
Series 2021-SOAR, Class
A, 6.15%, 6/15/2038(a)(b) 185,681 182,711
BX Trust
Series 2019-OC11, Class E,
3.94%, 12/9/2041(a)(b) 211,000 178,603
Series 2019-OC11, Class D,
3.94%, 12/9/2041(a)(b) 100,000 87,037
BXMT Ltd., Series 2021-
FL4, Class A, 6.53%,
5/15/2038(a)(b) 125,000 117,090
CD Mortgage Trust, Series
2017-CD6, Class XA, IO,
0.87%, 11/13/2050(b) 5,036,988 118,550
CFCRE Commercial Mortgage
Trust, Series 2016-C4,
Class XA, IO, 1.60%,
5/10/2058(b) 1,852,369 48,632

86 - Statement of Investments - December 31, 2023 - NVIT DoubleLine Total Return Tactical Fund
Commercial Mortgage-Backed Securities
Principal
Amount ($) Value ($)
Citigroup Commercial
Mortgage Trust
Series 2020-555, Class E,
3.50%, 12/10/2041(a)(b) 115,000 86,703
Series 2014-GC19, Class
XA, IO, 0.90%, 3/11/2047(b) 756,473 41
Series 2014-GC21, Class
XA, IO, 1.11%, 5/10/2047(b) 2,630,527 182
Series 2016-GC36, Class
D, 2.85%, 2/10/2049(a) 139,000 53,496
Commercial Mortgage Trust
Series 2017-PANW, Class
E, 3.81%, 10/10/2029(a)(b) 254,000 201,919
Series 2014-CR20,
Class XA, IO, 0.92%,
11/10/2047(b) 5,208,543 16,901
Series 2015-CR23, Class C,
4.29%, 5/10/2048(b) 407,000 365,429
CSAIL Commercial Mortgage
Trust
Series 2016-C6, Class XA,
IO, 1.86%, 1/15/2049(b) 596,919 18,513
Series 2017-CX10,
Class XA, IO, 0.75%,
11/15/2050(b) 5,982,115 125,515
Series 2017-CX10, Class C,
4.17%, 11/15/2050(b) 247,000 174,532
Series 2019-C18, Class B,
3.59%, 12/15/2052 255,000 209,941
CSMC Trust
Series 2017-CALI, Class F,
3.78%, 11/10/2032(a)(b) 250,000 41,979
Series 2020-NET, Class A,
2.26%, 8/15/2037(a) 155,220 143,580
Series 2021-B33, Class A1,
3.05%, 10/10/2043(a) 100,000 85,623
Series 2021-B33, Class A2,
3.17%, 10/10/2043(a) 157,000 119,014
DBJPM Mortgage Trust,
Series 2020-C9, Class A3,
1.88%, 8/15/2053 170,000 142,990
FNMA ACES REMIC
Series 2022-M4, Class A1X,
2.46%, 5/25/2030(b) 1,271,854 1,167,170
Series 2020-M7, Class X2,
IO, 1.24%, 3/25/2031(b) 5,150,499 309,800
Series 2022-M5, Class X,
IO, 0.61%, 1/1/2034(b) 13,031,000 469,598
GNMA REMIC
Series 2021-35, Class , IO,
1.03%, 12/16/2062(b) 4,269,571 301,951
Series 2021-52, Class , IO,
0.72%, 4/16/2063(b) 4,734,952 253,546
Series 2021-129, Class , IO,
0.98%, 6/16/2063(b) 5,319,105 360,565
Series 2021-79, Class , IO,
0.88%, 8/16/2063(b) 5,020,429 316,289
Series 2021-65, Class , IO,
0.88%, 8/16/2063(b) 4,944,168 313,059
Series 2021-150, Class , IO,
1.03%, 11/16/2063(b) 5,984,870 389,146
Commercial Mortgage-Backed Securities
Principal
Amount ($) Value ($)
Series 2022-49, Class , IO,
0.76%, 3/16/2064(b) 6,599,480 382,588
Series 2021-208, Class , IO,
0.76%, 6/16/2064(b) 6,345,035 349,094
GPMT Ltd., Series 2021-
FL3, Class A, 6.72%,
7/16/2035(a)(b) 109,199 107,811
Great Wolf Trust
Series 2019-WOLF, Class
E, 8.41%, 12/15/2036(a)(b) 100,000 98,734
Series 2019-WOLF, Class F,
8.81%, 12/15/2036(a)(b) 100,000 98,159
GS Mortgage Securities
Corp. Trust, Series 2018-
TWR, Class D, 7.26%,
7/15/2031(a)(b) 100,000 44,503
GS Mortgage Securities Trust
Series 2016-GS4, Class XA,
IO, 0.56%, 11/10/2049(b) 5,354,259 67,942
Series 2017-GS8, Class XA,
IO, 0.94%, 11/10/2050(b) 4,766,065 131,213
Series 2018-GS9, Class C,
4.35%, 3/10/2051(b) 175,000 145,266
JP Morgan Chase Commercial
Mortgage Securities Trust,
Series 2018-WPT, Class
FFX, 5.36%, 7/5/2033(a)(b) 113,000 63,646
JPMBB Commercial Mortgage
Securities Trust, Series
2014-C23, Class D, 3.98%,
9/15/2047(a)(b) 200,000 172,316
JPMDB Commercial Mortgage
Securities Trust
Series 2020-COR7, Class
XA, IO, 1.64%, 5/13/2053(b) 1,343,473 81,371
Series 2020-COR7, Class
B, 3.29%, 5/13/2053(b) 158,000 98,692
Med Trust, Series 2021-
MDLN, Class G, 10.73%,
11/15/2038(a)(b) 200,040 191,355
MHC Commercial Mortgage
Trust, Series 2021-
MHC, Class A, 6.28%,
4/15/2038(a)(b) 184,498 182,531
Morgan Stanley Bank of
America Merrill Lynch Trust,
Series 2017-C33, Class XA,
IO, 1.25%, 5/15/2050(b) 2,369,853 70,042
Morgan Stanley Capital I Trust
Series 2019-L3, Class XA,
IO, 0.61%, 11/15/2052(b) 2,944,092 82,387
Series 2020-L4, Class B,
3.08%, 2/15/2053 114,000 87,845
One New York Plaza Trust,
Series 2020-1NYP, Class C,
7.68%, 1/15/2036(a)(b) 150,000 124,375
SG Commercial Mortgage
Securities Trust, Series
2016-C5, Class XA, IO,
1.86%, 10/10/2048(b) 2,642,260 82,602

NVIT DoubleLine Total Return Tactical Fund - December 31, 2023 - Statement of Investments - 87
Commercial Mortgage-Backed Securities
Principal
Amount ($) Value ($)
UBS Commercial Mortgage
Trust
Series 2017-C3, Class B,
4.09%, 8/15/2050(b) 194,000 167,100
Series 2017-C4, Class B,
4.24%, 10/15/2050(b) 161,000 144,237
Wells Fargo Commercial
Mortgage Trust
Series 2015-C28, Class XA,
IO, 0.57%, 5/15/2048(b) 8,028,350 41,297
Series 2016-C35, Class B,
3.44%, 7/15/2048 200,000 171,993
Series 2017-C42, Class C,
4.30%, 12/15/2050(b) 161,000 127,138
Series 2021-C59, Class XA,
IO, 1.52%, 4/15/2054(b) 1,653,867 124,289
Total Commercial Mortgage-Backed
Securities
(cost $12,319,570) 10,866,522
Corporate Bonds 12.3%
Aerospace & Defense 0.2%
Boeing Co. (The) ,
2.95%, 2/1/2030 140,000 126,130
Bombardier, Inc. ,
8.75%, 11/15/2030(a) 50,000 53,235
Spirit AeroSystems, Inc. ,
9.75%, 11/15/2030(a) 45,000 48,374
TransDigm, Inc. ,
5.50%, 11/15/2027 65,000 63,682
291,421
Automobile Components 0.0%
†
Goodyear Tire & Rubber Co.
(The) ,
5.25%, 7/15/2031 40,000 36,294
Automobiles 0.1%
Ford Motor Co. ,
3.25%, 2/12/2032 75,000 62,378
Hyundai Capital America ,
5.68%, 6/26/2028(a) 90,000 91,733
154,111
Banks 1.7%
Banco Davivienda SA ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 10 Year + 5.10%),
6.65%, 4/22/2031(a)(d)(e) 200,000 142,250
Banco de Credito del Peru
S.A. ,
Reg. S, (US Treasury Yield
Curve Rate T Note Constant
Maturity 5 Year + 3.00%),
3.13%, 7/1/2030(e) 100,000 95,092
Banco GNB Sudameris SA ,
Reg. S, (US Treasury Yield
Curve Rate T Note Constant
Maturity 5 Year + 4.56%),
7.05%, 4/3/2027(e) 50,000 48,601
Corporate Bonds
Principal
Amount ($) Value ($)
Banks
Banco Industrial SA ,
Reg. S, (US Treasury Yield
Curve Rate T Note Constant
Maturity 5 Year + 4.44%),
4.88%, 1/29/2031(e) 150,000 140,873
Banco Internacional del Peru
SAA Interbank ,
Reg. S, (ICE LIBOR USD
3 Month + 5.76%), 6.63%,
3/19/2029(e) 100,000 99,500
Banco Nacional de Comercio
Exterior SNC ,
Reg. S, (US Treasury Yield
Curve Rate T Note Constant
Maturity 5 Year + 2.00%),
2.72%, 8/11/2031(e) 200,000 170,146
Bank of America Corp. ,
(SOFR + 1.11%), 3.84%,
4/25/2025(e) 25,000 24,838
(SOFR + 1.75%), 4.83%,
7/22/2026(e) 40,000 39,691
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 1.20%),
2.48%, 9/21/2036(e) 240,000 190,097
Bank of Montreal ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 1.40%),
3.09%, 1/10/2037(e) 155,000 125,012
Bank of Nova Scotia (The) ,
3.45%, 4/11/2025 225,000 220,134
BBVA Bancomer SA ,
Reg. S, (US Treasury Yield
Curve Rate T Note Constant
Maturity 5 Year + 4.31%),
5.88%, 9/13/2034(e) 200,000 188,386
Citigroup, Inc. ,
(CME Term SOFR 3
Month + 1.65%), 3.67%,
7/24/2028(e) 255,000 243,023
DBS Group Holdings Ltd. ,
Reg. S, (US Treasury Yield
Curve Rate T Note Constant
Maturity 5 Year + 1.10%),
1.82%, 3/10/2031(e) 200,000 185,320
Global Bank Corp. ,
Reg. S, (ICE LIBOR USD
3 Month + 3.30%), 5.25%,
4/16/2029(e) 200,000 178,840
Itau Unibanco Holding SA ,
Reg. S, (US Treasury Yield
Curve Rate T Note Constant
Maturity 5 Year + 3.22%),
4.63%, 2/27/2025(d)(e) 200,000 175,916
JPMorgan Chase & Co. ,
(SOFR + 1.99%), 4.85%,
7/25/2028(e) 60,000 60,017
(CME Term SOFR 3
Month + 1.25%), 2.58%,
4/22/2032(e) 150,000 126,875

88 - Statement of Investments - December 31, 2023 - NVIT DoubleLine Total Return Tactical Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Banks
JPMorgan Chase & Co.,
(SOFR + 1.26%), 2.96%,
1/25/2033(e) 145,000 124,242
Santander Holdings USA, Inc. ,
(SOFR + 1.25%), 2.49%,
1/6/2028(e) 135,000 123,590
Toronto-Dominion Bank (The) ,
4.69%, 9/15/2027 125,000 124,987
Truist Financial Corp. ,
(SOFR + 1.44%), 4.87%,
1/26/2029(e) 55,000 54,184
Wells Fargo & Co. ,
(CME Term SOFR 3
Month + 1.57%), 3.58%,
5/22/2028(e) 130,000 123,833
(SOFR + 1.98%), 4.81%,
7/25/2028(e) 50,000 49,634
Westpac Banking Corp. ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 5 Year + 1.53%),
3.02%, 11/18/2036(e) 155,000 125,998
3,181,079
Beverages 0.1%
Constellation Brands, Inc. ,
2.88%, 5/1/2030 140,000 125,394
PepsiCo, Inc. ,
3.60%, 2/18/2028 40,000 39,156
Primo Water Holdings, Inc. ,
4.38%, 4/30/2029(a) 45,000 41,463
206,013
Biotechnology 0.1%
AbbVie, Inc. ,
3.85%, 6/15/2024 125,000 124,009
Amgen, Inc. ,
5.25%, 3/2/2030 30,000 30,840
5.75%, 3/2/2063 50,000 52,457
207,306
Building Products 0.2%
Advanced Drainage Systems,
Inc. ,
6.38%, 6/15/2030(a) 135,000 136,011
Builders FirstSource, Inc. ,
6.38%, 6/15/2032(a) 50,000 51,059
Carrier Global Corp. ,
6.20%, 3/15/2054(a) 10,000 11,560
Griffon Corp. ,
5.75%, 3/1/2028 40,000 39,303
Standard Industries, Inc. ,
4.38%, 7/15/2030(a) 55,000 50,511
288,444
Capital Markets 0.4%
Blackstone Holdings Finance
Co. LLC ,
2.00%, 1/30/2032(a) 195,000 153,406
Corporate Bonds
Principal
Amount ($) Value ($)
Capital Markets
Goldman Sachs Group, Inc.
(The) ,
(CME Term SOFR 3
Month + 1.43%), 6.81%,
5/15/2026(e) 239,000 240,519
Macquarie Group Ltd. ,
(SOFR + 1.53%), 2.87%,
1/14/2033(a)(e) 170,000 139,748
Morgan Stanley ,
(SOFR + 1.36%), 2.48%,
9/16/2036(e) 320,000 253,628
787,301
Chemicals 0.2%
ASP Unifrax Holdings, Inc. ,
5.25%, 9/30/2028(a) 30,000 21,663
Braskem Netherlands Finance
BV ,
Reg. S, (US Treasury Yield
Curve Rate T Note Constant
Maturity 5 Year + 8.22%),
8.50%, 1/23/2081(e) 200,000 172,000
Sasol Financing USA LLC ,
5.50%, 3/18/2031 200,000 168,363
WR Grace Holdings LLC ,
5.63%, 8/15/2029(a) 40,000 35,198
397,224
Commercial Services & Supplies 0.2%
Allied Universal Holdco LLC ,
6.63%, 7/15/2026(a) 65,000 64,659
9.75%, 7/15/2027(a) 55,000 53,894
Garda World Security Corp. ,
6.00%, 6/1/2029(a) 70,000 62,747
GFL Environmental, Inc. ,
6.75%, 1/15/2031(a) 30,000 30,908
Madison IAQ LLC ,
4.13%, 6/30/2028(a) 55,000 50,003
Veralto Corp. ,
5.35%, 9/18/2028(a) 60,000 61,392
WASH Multifamily Acquisition,
Inc. ,
5.75%, 4/15/2026(a) 30,000 28,872
352,475
Communications Equipment 0.0%
†
CommScope, Inc. ,
4.75%, 9/1/2029(a) 40,000 26,856
Construction & Engineering 0.1%
Pike Corp. ,
5.50%, 9/1/2028(a) 75,000 71,453
8.63%, 1/31/2031(a) 30,000 31,525
Quanta Services, Inc. ,
2.35%, 1/15/2032 155,000 128,262
231,240

NVIT DoubleLine Total Return Tactical Fund - December 31, 2023 - Statement of Investments - 89
Corporate Bonds
Principal
Amount ($) Value ($)
Construction Materials 0.1%
Cemex SAB de CV ,
Reg. S, (US Treasury Yield
Curve Rate T Note Constant
Maturity 5 Year + 4.53%),
5.13%, 6/08/2026(d)(e) 200,000 189,672
Consumer Finance 0.3%
American Express Co. ,
3.95%, 8/1/2025 115,000 113,140
Avolon Holdings Funding Ltd. ,
2.13%, 2/21/2026(a) 85,000 78,762
3.25%, 2/15/2027(a) 45,000 41,618
Capital One Financial Corp. ,
(SOFR + 2.16%), 4.99%,
7/24/2026(e) 125,000 123,556
General Motors Financial Co.,
Inc. ,
2.40%, 10/15/2028 70,000 62,142
3.10%, 1/12/2032 30,000 25,541
Global Aircraft Leasing Co.
Ltd. ,
6.50%, 9/15/2024(a)(f) 61,199 57,527
Navient Corp. ,
5.00%, 3/15/2027 30,000 28,964
OneMain Finance Corp. ,
6.63%, 1/15/2028 70,000 70,668
601,918
Consumer Staples Distribution & Retail 0.2%
Dollar General Corp. ,
4.25%, 9/20/2024 60,000 59,338
3.50%, 4/3/2030 135,000 124,296
Dollar Tree, Inc. ,
4.00%, 5/15/2025 110,000 107,976
Sysco Corp. ,
3.25%, 7/15/2027 65,000 62,131
United Natural Foods, Inc. ,
6.75%, 10/15/2028(a) 40,000 32,382
US Foods, Inc. ,
7.25%, 1/15/2032(a) 65,000 67,776
453,899
Containers & Packaging 0.1%
Clydesdale Acquisition
Holdings, Inc. ,
6.63%, 4/15/2029(a) 35,000 34,425
Pactiv Evergreen Group
Issuer LLC ,
4.38%, 10/15/2028(a) 50,000 46,745
Trident TPI Holdings, Inc. ,
12.75%, 12/31/2028(a) 65,000 69,550
WRKCo, Inc. ,
3.75%, 3/15/2025 125,000 122,631
273,351
Distributors 0.0%
†
BCPE Empire Holdings, Inc. ,
7.63%, 5/1/2027(a) 60,000 57,856
Dealer Tire LLC ,
8.00%, 2/1/2028(a) 30,000 29,700
87,556
Corporate Bonds
Principal
Amount ($) Value ($)
Diversified Consumer Services 0.0%
†
Metis Merger Sub LLC ,
6.50%, 5/15/2029(a) 55,000 49,738
Diversified Telecommunication Services 0.3%
AT&T, Inc. ,
2.75%, 6/1/2031 35,000 30,684
2.25%, 2/1/2032 150,000 124,040
CCO Holdings LLC ,
4.75%, 3/1/2030(a) 50,000 45,689
4.75%, 2/1/2032(a) 45,000 39,688
4.25%, 1/15/2034(a) 40,000 32,505
Frontier Communications
Holdings LLC ,
5.88%, 10/15/2027(a) 15,000 14,492
5.00%, 5/1/2028(a) 30,000 27,725
Level 3 Financing, Inc. ,
10.50%, 5/15/2030(a) 37,000 35,878
Verizon Communications, Inc. ,
1.75%, 1/20/2031 155,000 127,484
478,185
Electric Utilities 0.9%
AEP Texas, Inc. ,
Series H, 3.45%, 1/15/2050 135,000 97,337
Duke Energy Carolinas LLC ,
3.55%, 3/15/2052 50,000 38,300
Duke Energy Corp. ,
2.65%, 9/1/2026 195,000 185,034
5.00%, 8/15/2052 20,000 18,670
Entergy Louisiana LLC ,
4.75%, 9/15/2052 45,000 41,362
Exelon Corp. ,
5.15%, 3/15/2028 80,000 81,315
JSW Hydro Energy Ltd. ,
4.13%, 5/18/2031(a) 161,000 139,856
Kallpa Generacion SA ,
Reg. S, 4.13%, 8/16/2027 200,000 191,164
LLPL Capital Pte. Ltd. ,
Reg. S, 6.88%, 2/4/2039 160,920 155,087
Mexico Generadora de
Energia S de rl ,
Reg. S, 5.50%, 12/6/2032 126,424 122,995
Minejesa Capital BV ,
Reg. S, 5.63%, 8/10/2037 200,000 175,000
Monongahela Power Co. ,
5.40%, 12/15/2043(a) 65,000 63,531
NextEra Energy Capital
Holdings, Inc. ,
4.26%, 9/1/2024 60,000 59,429
NRG Energy, Inc. ,
3.63%, 2/15/2031(a) 80,000 68,734
Pacific Gas and Electric Co. ,
2.50%, 2/1/2031 75,000 61,867
Southern Co. (The) ,
Series A, 3.70%, 4/30/2030 130,000 122,474
Vistra Operations Co. LLC ,
7.75%, 10/15/2031(a) 40,000 41,544
1,663,699
Electronic Equipment, Instruments & Components 0.1%
Arrow Electronics, Inc. ,
3.88%, 1/12/2028 105,000 99,571

90 - Statement of Investments - December 31, 2023 - NVIT DoubleLine Total Return Tactical Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Energy Equipment & Services 0.1%
Halliburton Co. ,
4.85%, 11/15/2035 50,000 49,209
Transocean Poseidon Ltd. ,
6.88%, 2/1/2027(a) 56,250 55,971
Transocean, Inc. ,
8.00%, 2/1/2027(a) 35,000 34,125
Weatherford International Ltd. ,
8.63%, 4/30/2030(a) 25,000 26,101
165,406
Entertainment 0.1%
Live Nation Entertainment,
Inc. ,
6.50%, 5/15/2027(a) 30,000 30,526
4.75%, 10/15/2027(a) 75,000 71,912
102,438
Financial Services 0.1%
Nationstar Mortgage Holdings,
Inc. ,
5.75%, 11/15/2031(a) 75,000 69,931
PennyMac Financial Services,
Inc. ,
4.25%, 2/15/2029(a) 40,000 36,003
7.88%, 12/15/2029(a) 35,000 36,028
141,962
Food Products 0.3%
Agrosuper SA ,
Reg. S, 4.60%, 1/20/2032 150,000 128,589
JBS USA LUX SA ,
3.75%, 12/1/2031 100,000 86,165
MARB BondCo plc ,
Reg. S, 3.95%, 1/29/2031 200,000 162,365
Smithfield Foods, Inc. ,
4.25%, 2/1/2027(a) 130,000 124,474
501,593
Gas Utilities 0.1%
Ferrellgas LP ,
5.38%, 4/1/2026(a) 35,000 34,253
Suburban Propane Partners
LP ,
5.00%, 6/1/2031(a) 55,000 49,862
Superior Plus LP ,
4.50%, 3/15/2029(a) 55,000 51,000
135,115
Ground Transportation 0.2%
CSX Corp. ,
3.35%, 9/15/2049 175,000 132,278
Penske Truck Leasing Co. LP ,
4.20%, 4/1/2027(a) 65,000 62,811
Triton Container International
Ltd. ,
3.25%, 3/15/2032 150,000 120,087
XPO, Inc. ,
7.13%, 6/1/2031(a) 70,000 72,495
387,671
Health Care Equipment & Supplies 0.1%
Bausch & Lomb Escrow Corp. ,
8.38%, 10/1/2028(a) 80,000 84,395
Corporate Bonds
Principal
Amount ($) Value ($)
Health Care Equipment & Supplies
Becton Dickinson & Co. ,
4.69%, 2/13/2028 110,000 110,468
Medline Borrower LP ,
5.25%, 10/1/2029(a) 90,000 84,832
279,695
Health Care Providers & Services 0.6%
AdaptHealth LLC ,
5.13%, 3/1/2030(a) 40,000 31,203
Community Health Systems,
Inc. ,
6.00%, 1/15/2029(a) 50,000 45,006
CVS Health Corp. ,
5.13%, 2/21/2030 30,000 30,465
5.30%, 6/1/2033 60,000 61,573
5.88%, 6/1/2053 60,000 63,109
Elevance Health, Inc. ,
4.10%, 5/15/2032 130,000 124,148
HCA, Inc. ,
4.13%, 6/15/2029 65,000 62,148
5.13%, 6/15/2039 65,000 61,939
Legacy LifePoint Health LLC ,
4.38%, 2/15/2027(a) 40,000 36,930
ModivCare Escrow Issuer,
Inc. ,
5.00%, 10/1/2029(a) 75,000 61,300
Owens & Minor, Inc. ,
6.63%, 4/1/2030(a) 55,000 52,515
Tenet Healthcare Corp. ,
6.25%, 2/1/2027 35,000 35,172
6.13%, 6/15/2030 140,000 141,552
UnitedHealth Group, Inc. ,
4.25%, 1/15/2029 250,000 249,592
1,056,652
Health Care REITs 0.1%
Welltower OP LLC ,
2.05%, 1/15/2029 145,000 127,493
Health Care Technology 0.0%
†
IQVIA, Inc. ,
6.25%, 2/1/2029(a) 40,000 41,758
Hotel & Resort REITs 0.1%
Host Hotels & Resorts LP ,
Series I, 3.50%, 9/15/2030 140,000 124,897
Park Intermediate Holdings
LLC ,
4.88%, 5/15/2029(a) 70,000 64,794
189,691
Hotels, Restaurants & Leisure 0.6%
Boyne USA, Inc. ,
4.75%, 5/15/2029(a) 125,000 117,549
Caesars Entertainment, Inc. ,
4.63%, 10/15/2029(a) 45,000 40,590
Carnival Corp. ,
5.75%, 3/1/2027(a) 135,000 131,683
Cedar Fair LP ,
5.25%, 7/15/2029 40,000 37,735
Expedia Group, Inc. ,
5.00%, 2/15/2026 90,000 89,900
3.80%, 2/15/2028 160,000 154,247

NVIT DoubleLine Total Return Tactical Fund - December 31, 2023 - Statement of Investments - 91
Corporate Bonds
Principal
Amount ($) Value ($)
Hotels, Restaurants & Leisure
Fertitta Entertainment LLC ,
6.75%, 1/15/2030(a) 40,000 35,120
Light & Wonder International,
Inc. ,
7.25%, 11/15/2029(a) 75,000 76,793
Marriott International, Inc. ,
Series HH, 2.85%,
4/15/2031 145,000 125,494
Midwest Gaming Borrower
LLC ,
4.88%, 5/1/2029(a) 75,000 69,750
NCL Corp. Ltd. ,
5.88%, 2/15/2027(a) 45,000 44,612
Premier Entertainment Sub
LLC ,
5.63%, 9/1/2029(a) 30,000 24,000
Scientific Games Holdings LP ,
6.63%, 3/1/2030(a) 75,000 70,907
Viking Cruises Ltd. ,
5.88%, 9/15/2027(a) 70,000 67,550
9.13%, 7/15/2031(a) 120,000 127,872
1,213,802
Household Durables 0.0%
†
Mattamy Group Corp. ,
4.63%, 3/1/2030(a) 60,000 55,605
Independent Power and Renewable Electricity Producers
0.0%
†
Calpine Corp. ,
4.63%, 2/1/2029(a) 30,000 27,865
Insurance 0.4%
Alliant Holdings Intermediate
LLC ,
6.75%, 10/15/2027(a) 40,000 39,859
AmWINS Group, Inc. ,
4.88%, 6/30/2029(a) 55,000 50,228
Athene Holding Ltd. ,
3.95%, 5/25/2051 175,000 131,368
Brighthouse Financial Global
Funding ,
1.00%, 4/12/2024(a) 45,000 44,353
Brown & Brown, Inc. ,
2.38%, 3/15/2031 105,000 86,075
GTCR AP Finance, Inc. ,
8.00%, 5/15/2027(a) 50,000 50,503
Guardian Life Global Funding ,
1.25%, 5/13/2026(a) 135,000 124,012
HUB International Ltd. ,
7.25%, 6/15/2030(a) 25,000 26,406
Massachusetts Mutual Life
Insurance Co. ,
3.38%, 4/15/2050(a) 145,000 105,678
MetLife, Inc. ,
5.25%, 1/15/2054 130,000 133,477
791,959
Interactive Media & Services 0.1%
Meta Platforms, Inc. ,
5.60%, 5/15/2053 120,000 130,060
Corporate Bonds
Principal
Amount ($) Value ($)
Life Sciences Tools & Services 0.0%
†
Fortrea Holdings, Inc. ,
7.50%, 7/1/2030(a) 65,000 66,753
Machinery 0.0%
†
Parker-Hannifin Corp. ,
4.25%, 9/15/2027 30,000 29,737
Media 0.4%
Charter Communications
Operating LLC ,
2.30%, 2/1/2032 195,000 155,178
Clear Channel Outdoor
Holdings, Inc. ,
7.50%, 6/1/2029(a) 25,000 20,787
Comcast Corp. ,
2.94%, 11/1/2056 197,000 129,571
Directv Financing LLC ,
5.88%, 8/15/2027(a) 40,000 37,583
DISH DBS Corp. ,
5.75%, 12/1/2028(a) 45,000 35,892
GCI LLC ,
4.75%, 10/15/2028(a) 50,000 45,874
McGraw-Hill Education, Inc. ,
5.75%, 8/1/2028(a) 45,000 43,391
News Corp. ,
5.13%, 2/15/2032(a) 30,000 28,482
Omnicom Group, Inc. ,
2.45%, 4/30/2030 145,000 125,992
Scripps Escrow II, Inc. ,
3.88%, 1/15/2029(a) 35,000 30,955
Sirius XM Radio, Inc. ,
5.50%, 7/1/2029(a) 85,000 82,181
Townsquare Media, Inc. ,
6.88%, 2/1/2026(a) 30,000 29,388
Univision Communications,
Inc. ,
7.38%, 6/30/2030(a) 40,000 39,885
805,159
Metals & Mining 0.2%
BHP Billiton Finance USA Ltd. ,
5.25%, 9/8/2030 120,000 124,320
CAP SA ,
Reg. S, 3.90%, 4/27/2031 200,000 154,800
Glencore Funding LLC ,
1.63%, 4/27/2026(a) 80,000 74,154
Novelis Corp. ,
4.75%, 1/30/2030(a) 40,000 37,618
SunCoke Energy, Inc. ,
4.88%, 6/30/2029(a) 55,000 49,468
440,360
Multi-Utilities 0.1%
DTE Energy Co. ,
4.22%, 11/1/2024(c) 60,000 59,301
4.88%, 6/1/2028 125,000 126,083
185,384
Office REITs 0.0%
†
Alexandria Real Estate
Equities, Inc. ,
1.88%, 2/1/2033 125,000 97,308

92 - Statement of Investments - December 31, 2023 - NVIT DoubleLine Total Return Tactical Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Oil, Gas & Consumable Fuels 1.2%
AI Candelaria Spain SA ,
Reg. S, 5.75%, 6/15/2033 250,000 193,837
Antero Midstream Partners LP ,
5.75%, 3/1/2027(a) 24,000 23,814
BP Capital Markets America,
Inc. ,
4.89%, 9/11/2033 125,000 127,185
Callon Petroleum Co. ,
7.50%, 6/15/2030(a) 60,000 60,511
Cheniere Energy, Inc. ,
4.63%, 10/15/2028 125,000 122,016
Chesapeake Energy Corp. ,
5.88%, 2/1/2029(a) 65,000 63,697
Civitas Resources, Inc. ,
8.38%, 7/1/2028(a) 40,000 41,758
CNX Resources Corp. ,
6.00%, 1/15/2029(a) 50,000 47,932
Cosan Overseas Ltd. ,
Reg. S, 8.25%, 2/05/2024
(g) 100,000 99,577
Ecopetrol SA ,
5.88%, 11/2/2051 200,000 151,334
Energy Transfer LP ,
4.75%, 1/15/2026 60,000 59,608
5.00%, 5/15/2044(c) 75,000 65,786
EQM Midstream Partners LP ,
4.75%, 1/15/2031(a) 55,000 51,186
Hess Midstream Operations
LP ,
4.25%, 2/15/2030(a) 55,000 50,600
Hilcorp Energy I LP ,
5.75%, 2/1/2029(a) 55,000 53,113
8.38%, 11/1/2033(a) 15,000 15,892
Kinder Morgan, Inc. ,
5.20%, 6/1/2033 125,000 124,247
MPLX LP ,
1.75%, 3/1/2026 50,000 46,772
NGL Energy Operating LLC ,
7.50%, 2/1/2026(a) 40,000 40,400
Occidental Petroleum Corp. ,
6.63%, 9/1/2030 60,000 63,811
ONEOK, Inc. ,
6.63%, 9/1/2053 60,000 67,148
Parkland Corp. ,
4.50%, 10/1/2029(a) 55,000 50,406
Permian Resources Operating
LLC ,
7.00%, 1/15/2032(a) 35,000 36,108
Petroleos del Peru SA ,
Reg. S, 4.75%, 6/19/2032 200,000 142,847
Petroleos Mexicanos ,
6.75%, 9/21/2047 100,000 65,432
Sabine Pass Liquefaction
LLC ,
5.00%, 3/15/2027 80,000 80,345
Sitio Royalties Operating
Partnership LP ,
7.88%, 11/1/2028(a) 30,000 31,086
Southwestern Energy Co. ,
5.38%, 2/1/2029 40,000 39,036
Sunoco LP ,
6.00%, 4/15/2027 35,000 35,030
Corporate Bonds
Principal
Amount ($) Value ($)
Oil, Gas & Consumable Fuels
Sunoco LP,
4.50%, 5/15/2029 20,000 18,578
Venture Global LNG, Inc. ,
8.13%, 6/1/2028(a) 45,000 45,445
8.38%, 6/1/2031(a) 30,000 29,985
9.88%, 2/1/2032(a) 30,000 31,249
Williams Cos., Inc. (The) ,
3.75%, 6/15/2027 50,000 48,192
2,223,963
Paper & Forest Products 0.1%
Georgia-Pacific LLC ,
3.60%, 3/1/2025(a) 121,000 118,877
Passenger Airlines 0.1%
American Airlines, Inc. ,
7.25%, 2/15/2028(a) 30,000 30,343
5.75%, 4/20/2029(a) 105,000 102,350
8.50%, 5/15/2029(a) 65,000 68,640
201,333
Personal Care Products 0.1%
Coty, Inc. ,
5.00%, 4/15/2026(a) 40,000 39,368
6.63%, 7/15/2030(a) 60,000 61,639
101,007
Pharmaceuticals 0.1%
1375209 BC Ltd. ,
9.00%, 1/30/2028(a) 5,000 4,875
Bausch Health Cos., Inc. ,
6.13%, 2/1/2027(a) 35,000 23,625
11.00%, 9/30/2028(a) 9,000 6,543
14.00%, 10/15/2030(a) 1,000 556
Merck & Co., Inc. ,
4.50%, 5/17/2033 45,000 45,333
Viatris, Inc. ,
1.65%, 6/22/2025 40,000 37,876
118,808
Professional Services 0.1%
Jacobs Engineering Group,
Inc. ,
5.90%, 3/1/2033 130,000 132,709
VT Topco, Inc. ,
8.50%, 8/15/2030(a) 70,000 72,826
205,535
Real Estate Management & Development 0.0%
†
Realogy Group LLC ,
5.25%, 4/15/2030(a) 35,000 26,123
Residential REITs 0.1%
Invitation Homes Operating
Partnership LP ,
2.70%, 1/15/2034 160,000 128,610
Retail REITs 0.0%
†
Realty Income Corp. ,
5.05%, 1/13/2026 60,000 59,950
Semiconductors & Semiconductor Equipment 0.2%
Broadcom, Inc. ,
3.42%, 4/15/2033(a) 143,000 125,598

NVIT DoubleLine Total Return Tactical Fund - December 31, 2023 - Statement of Investments - 93
Corporate Bonds
Principal
Amount ($) Value ($)
Semiconductors & Semiconductor Equipment
Marvell Technology, Inc. ,
1.65%, 4/15/2026 100,000 93,030
NXP BV ,
3.88%, 6/18/2026 95,000 92,557
Qorvo, Inc. ,
1.75%, 12/15/2024 45,000 43,175
354,360
Software 0.2%
AthenaHealth Group, Inc. ,
6.50%, 2/15/2030(a) 40,000 36,287
Central Parent LLC ,
8.00%, 6/15/2029(a) 50,000 52,188
Clarivate Science Holdings
Corp. ,
4.88%, 7/1/2029(a) 45,000 42,225
Microsoft Corp. ,
2.92%, 3/17/2052 90,000 66,423
Oracle Corp. ,
6.25%, 11/9/2032 10,000 10,879
3.80%, 11/15/2037 15,000 12,747
Workday, Inc. ,
3.70%, 4/1/2029 130,000 124,766
345,515
Specialized REITs 0.2%
American Tower Corp. ,
3.60%, 1/15/2028 80,000 76,199
Crown Castle, Inc. ,
4.30%, 2/15/2029 130,000 125,109
Equinix, Inc. ,
3.90%, 4/15/2032 70,000 64,986
2.95%, 9/15/2051 120,000 80,161
Iron Mountain, Inc. ,
7.00%, 2/15/2029(a) 80,000 82,230
4.50%, 2/15/2031(a) 30,000 27,166
455,851
Specialty Retail 0.2%
Lowe's Cos., Inc. ,
4.40%, 9/8/2025 140,000 138,933
Michaels Cos., Inc. (The) ,
5.25%, 5/1/2028(a) 45,000 35,576
O'Reilly Automotive, Inc. ,
5.75%, 11/20/2026 30,000 30,719
Sonic Automotive, Inc. ,
4.63%, 11/15/2029(a) 90,000 81,901
SRS Distribution, Inc. ,
4.63%, 7/1/2028(a) 55,000 52,178
Staples, Inc. ,
7.50%, 4/15/2026(a) 20,000 18,609
Victoria's Secret & Co. ,
4.63%, 7/15/2029(a) 35,000 29,235
387,151
Technology Hardware, Storage & Peripherals 0.1%
Hewlett Packard Enterprise
Co. ,
5.90%, 10/1/2024 50,000 50,117
NetApp, Inc. ,
1.88%, 6/22/2025 95,000 90,383
140,500
Corporate Bonds
Principal
Amount ($) Value ($)
Tobacco 0.1%
Philip Morris International,
Inc. ,
5.50%, 9/7/2030 140,000 145,094
Trading Companies & Distributors 0.1%
Air Lease Corp. ,
3.25%, 3/1/2025 100,000 97,378
Fortress Transportation and
Infrastructure Investors LLC ,
7.88%, 12/1/2030(a) 75,000 78,133
175,511
Transportation Infrastructure 0.2%
Adani International Container
Terminal Pvt Ltd. ,
Reg. S, 3.00%, 2/16/2031 177,500 145,437
Adani Ports & Special
Economic Zone Ltd. ,
Reg. S, 4.38%, 7/3/2029 200,000 175,228
Rutas 2 & 7 Finance Ltd. ,
Reg. S, 0.00%,
9/30/2036(h) 173,333 114,669
435,334
Water Utilities 0.1%
Essential Utilities, Inc. ,
3.35%, 4/15/2050 185,000 130,815
Wireless Telecommunication Services 0.2%
CT Trust ,
Reg. S, 5.13%, 2/3/2032 200,000 174,793
T-Mobile USA, Inc. ,
2.25%, 2/15/2026 195,000 184,778
359,571
Total Corporate Bonds
(cost $24,346,652)
23,144,727
Foreign Government Securities 0.2%
COLOMBIA 0.1%
Republic of Colombia,
4.13%, 5/15/2051 250,000 165,891
SOUTH AFRICA 0.1%
Republic of South Africa,
4.30%, 10/12/2028 200,000 186,920
Total Foreign Government Securities
(cost $439,913)
352,811
Mortgage-Backed Securities 20.3%
FHLMC Gold Pool
Pool# Q50135
3.50%, 8/1/2047 1,344,612 1,256,579
Pool# G08775
4.00%, 8/1/2047 414,807 397,227
Pool# Q51461
3.50%, 10/1/2047 572,560 535,392

94 - Statement of Investments - December 31, 2023 - NVIT DoubleLine Total Return Tactical Fund
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FHLMC Pool Gold Pool
Pool# WN2407
4.38%, 5/1/2028 1,800,000 1,775,588
Pool# WN1257
4.84%, 4/1/2030 1,800,000 1,817,637
Pool# WA3229
4.09%, 9/1/2032 3,952,119 3,775,537
FNMA Pool
Pool# BL6290
2.08%, 5/1/2030 2,100,000 1,806,004
Pool# BL5793
2.54%, 2/1/2032 2,113,000 1,846,044
Pool# BS3020
1.96%, 9/1/2033 1,300,000 1,040,018
Pool# BS3514
2.08%, 10/1/2033 5,900,000 4,743,272
Pool# BS7824
4.99%, 11/1/2039 1,787,387 1,767,898
Pool# BS9551
5.94%, 9/1/2053 1,905,399 2,070,281
FNMA UMBS Pool
Pool# BE2453
3.00%, 12/1/2046 1,266,366 1,143,824
Pool# MA2888
2.50%, 1/1/2047 981,863 852,731
Pool# AS9937
3.00%, 7/1/2047 975,004 882,062
Pool# MA4097
3.00%, 8/1/2050 2,574,043 2,296,171
Pool# FM4865
2.50%, 11/1/2050 2,890,336 2,474,666
Pool# FS1472
3.50%, 11/1/2050 2,356,305 2,193,150
Pool# FM8215
2.50%, 3/1/2051 1,390,683 1,202,981
Pool# FM7203
2.00%, 5/1/2051 2,433,113 1,996,626
Pool# CB0705
3.00%, 6/1/2051 1,362,953 1,215,940
Pool# MA4416
3.50%, 9/1/2051 1,151,301 1,060,736
Total Mortgage-Backed Securities
(cost $42,675,185)
38,150,364
U.S. Treasury Obligations 19.9%
U.S. Treasury Bonds
4.75%, 11/15/2043 7,700,000 8,259,453
4.13%, 8/15/2053 4,500,000 4,548,516
4.75%, 11/15/2053 10,000,000 11,214,062
U.S. Treasury Notes
3.88%, 4/30/2025 1,250,000 1,238,769
4.88%, 11/30/2025 1,370,000 1,384,182
4.50%, 7/15/2026 1,420,000 1,433,202
4.38%, 12/15/2026 2,060,000 2,080,117
3.63%, 5/31/2028 820,000 811,319
4.00%, 6/30/2028 1,500,000 1,507,090
4.38%, 11/30/2028 1,620,000 1,657,716
3.75%, 6/30/2030 1,170,000 1,159,488
4.38%, 11/30/2030 1,080,000 1,110,544
3.50%, 2/15/2033 850,000 824,268
U.S. Treasury Obligations
Principal
Amount ($) Value ($)
U.S. Treasury Notes
3.88%, 8/15/2033 340,000 339,575
Total U.S. Treasury Obligations
(cost $35,590,015)
37,568,301
Investment Company 2.0%
Shares
Fixed Income Fund 2.0%
DoubleLine Floating Rate
Fund, Class I 412,891 3,728,407
Total Investment Company
(cost $3,937,321)
3,728,407
Total Investments
(cost $197,361,869) — 97.0%
182,502,059
Other assets in excess of
liabilities — 3.0% 5,626,923
NET ASSETS — 100.0%
$ 188,128,982
† Amount rounds to less than 0.1%.
(a) Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board
of Trustees. The liquidity determination is unaudited. The
aggregate value of these securities as of December 31, 2023
was $36,767,882 which represents 19.54% of net assets.
(b) Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest
rates and prepayments on the underlying pool of assets.  See
Note – for further information. The interest rate shown was
the current rate as of December 31, 2023.
(c) Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate as of December 31, 2023.
(d) Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2023.
The maturity date reflects the next call date.
(e) Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as
of December 31, 2023.
(f) PIK-Payment-in-kind security. Income may be in cash or
additional notes, at the discretion of the issuer. The rate
disclosed is the cash rate.
(g) Perpetual bond security. The maturity date reflects the next call date.
(h) Zero Coupon Security. Debt security that pays no cash
income but is sold at substantial discount from its value at maturity.
ACES Alternative Credit Enhancement Services
CLO Collateralized Loan Obligations
FHLMC Federal Home Loan Mortgage Corp.
FNMA Federal National Mortgage Association
GNMA Government National Mortgage Association
ICE Intercontinental Exchange
IO Interest only
LIBOR London Interbank Offered Rate

NVIT DoubleLine Total Return Tactical Fund - December 31, 2023 - Statement of Investments - 95
Reg. S Regulation S - Security was purchased pursuant
to Regulation S under the Securities Act of
1933, which exempts from registration securities
offered and sold outside of the United States.
Such security cannot be sold in the United States
without either an effective registration statement
filed pursuant to the Securities Act of 1933 or
pursuant to an exemption from registration.
Currently there is no restriction on trading this
security.
REIT Real Estate Investment Trust
REMICS Real Estate Mortgage Investment Conduits
SOFR Secured Overnight Financing Rate
UMBS Uniform Mortgage-Backed Securities
Currency:
USD United States Dollar
The accompanying notes are an integral part of these financial statements.

96 - Statement of Investments - December 31, 2023 - NVIT Federated High Income Bond Fund
Common Stock 0 .0%
†
Shares Value ($)
Media Entertainment 0 .0%
†
iHeartMedia, Inc., Class A * 4,485 11,975
Total Common Stock
(cost $80,730)
11,975
Corporate Bonds 95 .4%
Principal
Amount ($)
Aerospace / Defense 1 .7%
TransDigm, Inc. ,
6.25%, 3/15/2026(a) 450,000 449,222
5.50%, 11/15/2027 1,050,000 1,028,714
4.88%, 5/1/2029 150,000 140,203
6.88%, 12/15/2030(a) 75,000 77,250
1,695,389
Airlines 0 .2%
American Airlines, Inc. ,
5.50%, 4/20/2026(a) 208,333 206,831
Automotive 6 .3%
Adient Global Holdings Ltd. ,
4.88%, 8/15/2026(a) 300,000 293,359
7.00%, 4/15/2028(a) 75,000 77,523
8.25%, 4/15/2031(a) 75,000 79,416
Clarios Global LP ,
6.75%, 5/15/2025(a) 23,000 23,202
8.50%, 5/15/2027(a) 1,075,000 1,078,747
6.75%, 5/15/2028(a) 100,000 102,022
Dana Financing Luxembourg
Sarl ,
5.75%, 4/15/2025(a) 26,000 25,871
Dana, Inc. ,
5.38%, 11/15/2027 25,000 24,828
4.50%, 2/15/2032 325,000 282,756
Dornoch Debt Merger Sub,
Inc. ,
6.63%, 10/15/2029(a) 550,000 495,863
Ford Motor Credit Co. LLC ,
3.38%, 11/13/2025 750,000 717,684
4.39%, 1/8/2026 300,000 291,718
2.70%, 8/10/2026 200,000 185,238
4.27%, 1/9/2027 450,000 431,571
7.35%, 11/4/2027 225,000 237,273
6.80%, 5/12/2028 175,000 182,779
5.11%, 5/3/2029 325,000 316,038
IHO Verwaltungs GmbH ,
6.00%, 5/15/2027(a)(b) 500,000 487,162
6.38%, 5/15/2029(a)(b) 325,000 318,943
JB Poindexter & Co., Inc. ,
8.75%, 12/15/2031(a) 225,000 229,500
OPENLANE, Inc. ,
5.13%, 6/1/2025(a) 24,000 23,580
Real Hero Merger Sub 2, Inc. ,
6.25%, 2/1/2029(a) 350,000 301,748
ZF North America Capital,
Inc. ,
6.88%, 4/14/2028(a) 150,000 155,440
6,362,261
Corporate Bonds
Principal
Amount ($) Value ($)
Banking 0 .2%
Ally Financial, Inc. ,
5.75%, 11/20/2025 225,000 223,598
Building Materials 4 .1%
American Builders &
Contractors Supply Co.,
Inc. ,
4.00%, 1/15/2028(a) 75,000 70,971
Beacon Roofing Supply, Inc. ,
6.50%, 8/1/2030(a) 50,000 51,124
Camelot Return Merger Sub,
Inc. ,
8.75%, 8/1/2028(a) 325,000 329,884
CP Atlas Buyer, Inc. ,
7.00%, 12/1/2028(a) 450,000 391,738
Foundation Building Materials,
Inc. ,
6.00%, 3/1/2029(a) 725,000 651,869
GYP Holdings III Corp. ,
4.63%, 5/1/2029(a) 300,000 273,871
Interface, Inc. ,
5.50%, 12/1/2028(a) 175,000 161,750
MIWD Holdco II LLC ,
5.50%, 2/1/2030(a) 75,000 66,375
SRS Distribution, Inc. ,
6.13%, 7/1/2029(a) 200,000 189,606
6.00%, 12/1/2029(a) 600,000 559,444
Standard Industries, Inc. ,
5.00%, 2/15/2027(a) 375,000 365,602
3.38%, 1/15/2031(a) 500,000 430,135
White Cap Buyer LLC ,
6.88%, 10/15/2028(a) 375,000 363,004
White Cap Parent LLC ,
8.25%, 3/15/2026(a)(b) 200,000 199,071
4,104,444
Cable Satellite 8 .1%
CCO Holdings LLC ,
5.50%, 5/1/2026(a) 87,000 86,421
5.13%, 5/1/2027(a) 200,000 193,234
5.00%, 2/1/2028(a) 525,000 502,311
5.38%, 6/1/2029(a) 50,000 47,129
4.75%, 3/1/2030(a) 750,000 685,324
4.50%, 8/15/2030(a) 75,000 67,611
4.50%, 5/1/2032 400,000 342,586
4.50%, 6/1/2033(a) 125,000 105,767
4.25%, 1/15/2034(a) 50,000 40,631
CSC Holdings LLC ,
5.25%, 6/1/2024 200,000 195,781
5.50%, 4/15/2027(a) 400,000 369,719
7.50%, 4/1/2028(a) 250,000 187,023
5.75%, 1/15/2030(a) 775,000 482,437
4.50%, 11/15/2031(a) 400,000 302,430
Directv Financing LLC ,
5.88%, 8/15/2027(a) 250,000 234,894
DISH DBS Corp. ,
5.75%, 12/1/2028(a) 150,000 119,640
5.13%, 6/1/2029 450,000 231,926
DISH Network Corp. ,
11.75%, 11/15/2027(a) 250,000 260,964
Sirius XM Radio, Inc. ,
3.13%, 9/1/2026(a) 525,000 493,327

NVIT Federated High Income Bond Fund - December 31, 2023 - Statement of Investments - 97
Corporate Bonds
Principal
Amount ($) Value ($)
Cable Satellite
Sirius XM Radio, Inc.,
4.00%, 7/15/2028(a) 100,000 92,484
3.88%, 9/1/2031(a) 300,000 256,646
Telenet Finance Luxembourg
Notes Sarl ,
5.50%, 3/1/2028(a) 600,000 561,000
UPC Broadband Finco BV ,
4.88%, 7/15/2031(a) 625,000 550,069
Virgin Media Secured Finance
plc ,
5.50%, 5/15/2029(a) 200,000 193,248
Virgin Media Vendor Financing
Notes IV DAC ,
5.00%, 7/15/2028(a) 225,000 211,320
Vmed O2 UK Financing I plc ,
4.75%, 7/15/2031(a) 675,000 602,509
VZ Secured Financing BV ,
5.00%, 1/15/2032(a) 400,000 341,489
Ziggo Bond Co. BV ,
6.00%, 1/15/2027(a) 225,000 218,984
5.13%, 2/28/2030(a) 250,000 209,091
8,185,995
Chemicals 3 .0%
Axalta Coating Systems Dutch
Holding B BV ,
7.25%, 2/15/2031(a) 150,000 157,310
Axalta Coating Systems LLC ,
4.75%, 6/15/2027(a) 175,000 170,061
3.38%, 2/15/2029(a) 150,000 134,614
Element Solutions, Inc. ,
3.88%, 9/1/2028(a) 225,000 207,143
HB Fuller Co. ,
4.25%, 10/15/2028 75,000 70,129
Herens Holdco Sarl ,
4.75%, 5/15/2028(a) 550,000 451,213
Illuminate Buyer LLC ,
9.00%, 7/1/2028(a) 200,000 191,240
Olympus Water US Holding
Corp. ,
7.13%, 10/1/2027(a) 225,000 225,252
4.25%, 10/1/2028(a) 200,000 179,959
9.75%, 11/15/2028(a) 200,000 212,279
6.25%, 10/1/2029(a) 450,000 399,672
Polar US Borrower LLC ,
6.75%, 5/15/2026(a) 225,000 72,000
SNF Group SACA ,
3.38%, 3/15/2030(a) 250,000 214,817
WR Grace Holdings LLC ,
5.63%, 8/15/2029(a) 300,000 263,987
7.38%, 3/1/2031(a) 50,000 50,015
2,999,691
Construction Machinery 0 .5%
H&E Equipment Services,
Inc. ,
3.88%, 12/15/2028(a) 325,000 295,527
United Rentals North America,
Inc. ,
5.50%, 5/15/2027 37,000 37,082
4.88%, 1/15/2028 150,000 146,436
Corporate Bonds
Principal
Amount ($) Value ($)
Construction Machinery
United Rentals North America,
Inc.,
3.88%, 2/15/2031 50,000 45,430
524,475
Consumer Cyclical Services 3 .1%
Allied Universal Holdco LLC ,
6.63%, 7/15/2026(a) 300,000 298,425
9.75%, 7/15/2027(a) 725,000 710,425
6.00%, 6/1/2029(a) 200,000 163,059
Garda World Security Corp. ,
9.50%, 11/1/2027(a) 807,000 813,576
7.75%, 2/15/2028(a) 100,000 103,461
6.00%, 6/1/2029(a) 350,000 313,732
Go Daddy Operating Co. LLC ,
5.25%, 12/1/2027(a) 200,000 195,982
Match Group Holdings II LLC ,
5.00%, 12/15/2027(a) 250,000 244,115
4.13%, 8/1/2030(a) 275,000 249,536
3,092,311
Consumer Products 1 .7%
BCPE Empire Holdings, Inc. ,
7.63%, 5/1/2027(a) 800,000 771,413
Edgewell Personal Care Co. ,
4.13%, 4/1/2029(a) 325,000 295,750
Energizer Holdings, Inc. ,
6.50%, 12/31/2027(a) 175,000 175,000
4.75%, 6/15/2028(a) 200,000 184,896
4.38%, 3/31/2029(a) 350,000 313,280
1,740,339
Diversified Manufacturing 0 .9%
Gates Global LLC ,
6.25%, 1/15/2026(a) 525,000 522,375
WESCO Distribution, Inc. ,
7.25%, 6/15/2028(a) 400,000 411,130
933,505
Finance Companies 2 .5%
GTCR W-2 Merger Sub LLC ,
7.50%, 1/15/2031(a) 250,000 264,180
Navient Corp. ,
6.75%, 6/25/2025 50,000 50,596
5.50%, 3/15/2029 550,000 507,178
Rocket Mortgage LLC ,
2.88%, 10/15/2026(a) 250,000 230,625
3.63%, 3/1/2029(a) 300,000 271,526
3.88%, 3/1/2031(a) 75,000 65,962
4.00%, 10/15/2033(a) 75,000 63,715
United Wholesale Mortgage
LLC ,
5.50%, 11/15/2025(a) 375,000 372,630
5.75%, 6/15/2027(a) 300,000 294,033
5.50%, 4/15/2029(a) 375,000 355,016
2,475,461
Food & Beverage 2 .0%
BellRing Brands, Inc. ,
7.00%, 3/15/2030(a) 500,000 517,485
Performance Food Group,
Inc. ,
5.50%, 10/15/2027(a) 50,000 49,266

98 - Statement of Investments - December 31, 2023 - NVIT Federated High Income Bond Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Food & Beverage
Performance Food Group,
Inc.,
4.25%, 8/1/2029(a) 275,000 252,228
Post Holdings, Inc. ,
5.75%, 3/1/2027(a) 280,000 277,801
5.50%, 12/15/2029(a) 325,000 313,160
US Foods, Inc. ,
4.75%, 2/15/2029(a) 450,000 427,385
4.63%, 6/1/2030(a) 175,000 163,093
2,000,418
Food & Staples Retailing 0 .0%
†
Jitney-Jungle Stores of
America, Inc. ,
10.38%, 9/15/2007^(c) 100,000 0
Gaming 4 .4%
Affinity Interactive ,
6.88%, 12/15/2027(a) 375,000 334,213
Boyd Gaming Corp. ,
4.75%, 12/1/2027 100,000 96,210
4.75%, 6/15/2031(a) 50,000 45,891
Caesars Entertainment, Inc. ,
6.25%, 7/1/2025(a) 175,000 175,476
8.13%, 7/1/2027(a) 400,000 410,039
7.00%, 2/15/2030(a) 100,000 102,544
Caesars Resort Collection
LLC ,
5.75%, 7/1/2025(a) 25,000 24,997
CCM Merger, Inc. ,
6.38%, 5/1/2026(a) 50,000 48,750
Churchill Downs, Inc. ,
6.75%, 5/1/2031(a) 250,000 253,734
Light & Wonder International,
Inc. ,
7.25%, 11/15/2029(a) 175,000 179,184
Midwest Gaming Borrower
LLC ,
4.88%, 5/1/2029(a) 375,000 348,750
Mohegan Tribal Gaming
Authority ,
8.00%, 2/1/2026(a) 550,000 519,063
Penn Entertainment, Inc. ,
4.13%, 7/1/2029(a) 150,000 128,250
Raptor Acquisition Corp. ,
4.88%, 11/1/2026(a) 100,000 95,316
Scientific Games Holdings LP ,
6.63%, 3/1/2030(a) 700,000 661,801
Station Casinos LLC ,
4.50%, 2/15/2028(a) 275,000 259,278
4.63%, 12/1/2031(a) 175,000 157,793
VICI Properties LP ,
5.63%, 5/1/2024(a) 150,000 149,512
3.50%, 2/15/2025(a) 25,000 24,361
4.25%, 12/1/2026(a) 150,000 144,354
3.88%, 2/15/2029(a) 25,000 22,966
4.63%, 12/1/2029(a) 150,000 141,337
4.13%, 8/15/2030(a) 75,000 68,319
4,392,138
Corporate Bonds
Principal
Amount ($) Value ($)
Health Insurance 0 .4%
Centene Corp. ,
4.25%, 12/15/2027 100,000 96,356
4.63%, 12/15/2029 275,000 263,650
3.38%, 2/15/2030 75,000 67,292
427,298
Healthcare 4 .5%
AHP Health Partners, Inc. ,
5.75%, 7/15/2029(a) 425,000 369,887
Avantor Funding, Inc. ,
4.63%, 7/15/2028(a) 225,000 217,458
3.88%, 11/1/2029(a) 375,000 340,544
Community Health Systems,
Inc. ,
6.88%, 4/15/2029(a) 400,000 258,109
6.13%, 4/1/2030(a) 250,000 161,860
5.25%, 5/15/2030(a) 150,000 125,452
Embecta Corp. ,
5.00%, 2/15/2030(a) 100,000 84,824
6.75%, 2/15/2030(a) 175,000 152,250
Garden Spinco Corp. ,
8.63%, 7/20/2030(a) 125,000 133,517
IQVIA, Inc. ,
5.00%, 10/15/2026(a) 275,000 272,373
6.50%, 5/15/2030(a) 175,000 179,394
Medline Borrower LP ,
3.88%, 4/1/2029(a) 175,000 158,225
5.25%, 10/1/2029(a) 1,025,000 966,141
Teleflex, Inc. ,
4.63%, 11/15/2027 75,000 72,904
Tenet Healthcare Corp. ,
4.88%, 1/1/2026 175,000 173,028
6.25%, 2/1/2027 250,000 251,225
5.13%, 11/1/2027 200,000 195,510
6.13%, 10/1/2028 75,000 74,788
4.25%, 6/1/2029 175,000 162,925
6.13%, 6/15/2030 200,000 202,217
4,552,631
Independent Energy 3 .9%
Antero Resources Corp. ,
7.63%, 2/1/2029(a) 13,000 13,340
5.38%, 3/1/2030(a) 125,000 119,807
Ascent Resources Utica
Holdings LLC ,
7.00%, 11/1/2026(a) 350,000 352,212
8.25%, 12/31/2028(a) 175,000 176,017
5.88%, 6/30/2029(a) 75,000 69,776
Berry Petroleum Co. LLC ,
7.00%, 2/15/2026(a) 125,000 120,938
Callon Petroleum Co. ,
7.50%, 6/15/2030(a) 100,000 100,852
Chesapeake Energy Corp. ,
5.50%, 2/1/2026(a) 25,000 24,783
5.88%, 2/1/2029(a) 25,000 24,499
7.00%, 10/1/2099(c) 200,000 3,700
Chord Energy Corp. ,
6.38%, 6/1/2026(a) 50,000 50,000
Civitas Resources, Inc. ,
8.38%, 7/1/2028(a) 150,000 156,592
8.63%, 11/1/2030(a) 100,000 106,072
8.75%, 7/1/2031(a) 50,000 53,227

NVIT Federated High Income Bond Fund - December 31, 2023 - Statement of Investments - 99
Corporate Bonds
Principal
Amount ($) Value ($)
Independent Energy
Comstock Resources, Inc. ,
6.75%, 3/1/2029(a) 400,000 365,803
5.88%, 1/15/2030(a) 150,000 130,095
CrownRock LP ,
5.63%, 10/15/2025(a) 350,000 349,535
Endeavor Energy Resources
LP ,
5.75%, 1/30/2028(a) 25,000 25,024
Occidental Petroleum Corp. ,
5.88%, 9/1/2025 325,000 326,828
PDC Energy, Inc. ,
5.75%, 5/15/2026 100,000 99,810
Permian Resources Operating
LLC ,
6.88%, 4/1/2027(a) 275,000 274,812
Range Resources Corp. ,
4.88%, 5/15/2025 98,000 96,791
8.25%, 1/15/2029 125,000 129,371
4.75%, 2/15/2030(a) 75,000 69,329
Rockcliff Energy II LLC ,
5.50%, 10/15/2029(a) 100,000 94,511
Sitio Royalties Operating
Partnership LP ,
7.88%, 11/1/2028(a) 75,000 77,717
SM Energy Co. ,
6.75%, 9/15/2026 125,000 124,674
6.50%, 7/15/2028 125,000 125,058
Southwestern Energy Co. ,
8.38%, 9/15/2028 175,000 181,052
5.38%, 3/15/2030 50,000 48,822
3,891,047
Industrial - Other 1 .9%
Emerald Debt Merger Sub
LLC ,
6.63%, 12/15/2030(a) 425,000 434,082
Madison IAQ LLC ,
5.88%, 6/30/2029(a) 775,000 682,840
SPX Flow, Inc. ,
8.75%, 4/1/2030(a) 425,000 425,000
TK Elevator Holdco GmbH ,
7.63%, 7/15/2028(a) 200,000 196,458
TK Elevator US Newco, Inc. ,
5.25%, 7/15/2027(a) 200,000 196,472
1,934,852
Insurance - P&C 7 .6%
Alliant Holdings Intermediate
LLC ,
7.00%, 1/15/2031(a) 100,000 105,486
AmWINS Group, Inc. ,
4.88%, 6/30/2029(a) 575,000 525,109
Ardonagh Midco 2 plc ,
11.50%, 1/15/2027(a)(b) 844,879 831,849
AssuredPartners, Inc. ,
7.00%, 8/15/2025(a) 300,000 300,554
5.63%, 1/15/2029(a) 125,000 116,694
BroadStreet Partners, Inc. ,
5.88%, 4/15/2029(a) 950,000 886,777
GTCR AP Finance, Inc. ,
8.00%, 5/15/2027(a) 500,000 505,027
Corporate Bonds
Principal
Amount ($) Value ($)
Insurance - P&C
HUB International Ltd. ,
7.00%, 5/1/2026(a) 1,050,000 1,054,058
5.63%, 12/1/2029(a) 675,000 643,931
7.25%, 6/15/2030(a) 150,000 158,435
Jones Deslauriers Insurance
Management, Inc. ,
8.50%, 3/15/2030(a) 325,000 341,292
10.50%, 12/15/2030(a) 300,000 316,171
NFP Corp. ,
6.88%, 8/15/2028(a) 1,025,000 1,042,016
7.50%, 10/1/2030(a) 200,000 212,859
Ryan Specialty LLC ,
4.38%, 2/1/2030(a) 225,000 208,687
USI, Inc. ,
7.50%, 1/15/2032(a) 400,000 409,520
7,658,465
Leisure 0 .5%
SeaWorld Parks &
Entertainment, Inc. ,
5.25%, 8/15/2029(a) 450,000 420,667
Six Flags Entertainment Corp. ,
5.50%, 4/15/2027(a) 75,000 73,317
493,984
Lodging 0 .2%
Hilton Domestic Operating
Co., Inc. ,
5.38%, 5/1/2025(a) 75,000 74,782
4.88%, 1/15/2030 100,000 96,916
3.63%, 2/15/2032(a) 50,000 43,635
215,333
Media Entertainment 4 .9%
Audacy Capital Corp. ,
6.50%, 5/1/2027(a)(c) 425,000 7,437
6.75%, 3/31/2029(a)(c) 200,000 3,000
CMG Media Corp. ,
8.88%, 12/15/2027(a) 300,000 237,939
Cumulus Media New
Holdings, Inc. ,
6.75%, 7/1/2026(a) 163,000 109,774
Diamond Sports Group LLC ,
6.63%, 8/15/2027(a)(c) 200,000 10,000
Gray Escrow II, Inc. ,
5.38%, 11/15/2031(a) 175,000 132,037
Gray Television, Inc. ,
5.88%, 7/15/2026(a) 375,000 364,767
7.00%, 5/15/2027(a) 75,000 71,287
4.75%, 10/15/2030(a) 75,000 56,456
iHeartCommunications, Inc. ,
6.38%, 5/1/2026 75,360 64,250
8.38%, 5/1/2027 495,964 321,918
4.75%, 1/15/2028(a) 125,000 96,163
Lamar Media Corp. ,
4.88%, 1/15/2029 75,000 72,399
3.63%, 1/15/2031 50,000 44,425
Nexstar Media, Inc. ,
5.63%, 7/15/2027(a) 275,000 265,912
4.75%, 11/1/2028(a) 250,000 230,370
Outfront Media Capital LLC ,
4.25%, 1/15/2029(a) 25,000 22,559

100 - Statement of Investments - December 31, 2023 - NVIT Federated High Income Bond Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Media Entertainment
Outfront Media Capital LLC,
4.63%, 3/15/2030(a) 175,000 156,012
7.38%, 2/15/2031(a) 25,000 26,254
ROBLOX Corp. ,
3.88%, 5/1/2030(a) 125,000 111,471
Scripps Escrow II, Inc. ,
5.38%, 1/15/2031(a) 75,000 55,043
Scripps Escrow, Inc. ,
5.88%, 7/15/2027(a) 175,000 155,475
Sinclair Television Group, Inc. ,
5.13%, 2/15/2027(a) 250,000 223,125
Stagwell Global LLC ,
5.63%, 8/15/2029(a) 875,000 804,797
TEGNA, Inc. ,
5.00%, 9/15/2029 325,000 297,768
Univision Communications,
Inc. ,
8.00%, 8/15/2028(a) 200,000 206,324
4.50%, 5/1/2029(a) 100,000 89,225
7.38%, 6/30/2030(a) 200,000 199,427
Urban One, Inc. ,
7.38%, 2/1/2028(a) 425,000 361,241
WMG Acquisition Corp. ,
3.75%, 12/1/2029(a) 200,000 181,994
4,978,849
Metals & Mining 0 .5%
Cleveland-Cliffs, Inc. ,
4.63%, 3/1/2029(a) 225,000 207,938
Coeur Mining, Inc. ,
5.13%, 2/15/2029(a) 300,000 276,036
483,974
Midstream 6 .0%
AmeriGas Partners LP ,
5.50%, 5/20/2025 75,000 73,948
5.88%, 8/20/2026 325,000 321,796
Antero Midstream Partners LP ,
5.75%, 3/1/2027(a) 300,000 297,671
5.75%, 1/15/2028(a) 250,000 247,508
5.38%, 6/15/2029(a) 525,000 504,719
Cheniere Energy Partners LP ,
4.50%, 10/1/2029 175,000 167,382
4.00%, 3/1/2031 150,000 136,371
3.25%, 1/31/2032 75,000 63,902
CNX Midstream Partners LP ,
4.75%, 4/15/2030(a) 175,000 157,147
DT Midstream, Inc. ,
4.38%, 6/15/2031(a) 175,000 157,856
Energy Transfer LP ,
8.00%, 4/1/2029(a) 225,000 234,135
7.38%, 2/1/2031(a) 100,000 105,093
EQM Midstream Partners LP ,
6.00%, 7/1/2025(a) 37,000 36,983
7.50%, 6/1/2027(a) 50,000 51,520
6.50%, 7/1/2027(a) 450,000 458,204
5.50%, 7/15/2028 25,000 24,771
4.50%, 1/15/2029(a) 125,000 118,091
4.75%, 1/15/2031(a) 325,000 302,461
6.50%, 7/15/2048 75,000 76,852
Corporate Bonds
Principal
Amount ($) Value ($)
Midstream
Hess Midstream Operations
LP ,
5.13%, 6/15/2028(a) 175,000 168,840
4.25%, 2/15/2030(a) 100,000 92,000
5.50%, 10/15/2030(a) 125,000 120,982
HF Sinclair Corp. ,
6.38%, 4/15/2027(a) 75,000 75,588
5.00%, 2/1/2028(a) 275,000 266,697
Solaris Midstream Holdings
LLC ,
7.63%, 4/1/2026(a) 275,000 278,699
Suburban Propane Partners
LP ,
5.88%, 3/1/2027 150,000 149,246
5.00%, 6/1/2031(a) 375,000 339,970
Targa Resources Partners LP ,
6.50%, 7/15/2027 75,000 75,990
5.00%, 1/15/2028 50,000 49,380
5.50%, 3/1/2030 250,000 249,955
TransMontaigne Partners LP ,
6.13%, 2/15/2026 150,000 135,375
Western Midstream Operating
LP ,
4.50%, 3/1/2028 150,000 145,071
5.45%, 4/1/2044 150,000 135,796
5.30%, 3/1/2048 200,000 174,045
5.50%, 8/15/2048 100,000 89,181
6,083,225
Oil Field Services 2 .0%
Archrock Partners LP ,
6.88%, 4/1/2027(a) 375,000 375,938
6.25%, 4/1/2028(a) 325,000 320,125
Nabors Industries Ltd. ,
7.25%, 1/15/2026(a) 125,000 120,151
7.50%, 1/15/2028(a) 150,000 129,713
Nabors Industries, Inc. ,
7.38%, 5/15/2027(a) 75,000 73,476
9.13%, 1/31/2030(a) 50,000 50,203
Precision Drilling Corp. ,
7.13%, 1/15/2026(a) 92,000 91,578
6.88%, 1/15/2029(a) 125,000 120,541
USA Compression Partners
LP ,
6.88%, 4/1/2026 600,000 597,469
6.88%, 9/1/2027 150,000 148,222
2,027,416
Packaging 4 .7%
ARD Finance SA ,
6.50%, 6/30/2027(a)(b) 625,000 291,988
Ardagh Metal Packaging
Finance USA LLC ,
4.00%, 9/1/2029(a) 600,000 507,886
Ardagh Packaging Finance
plc ,
5.25%, 8/15/2027(a) 225,000 174,795
5.25%, 8/15/2027(a) 200,000 155,373
Ball Corp. ,
6.88%, 3/15/2028 25,000 25,973
6.00%, 6/15/2029 100,000 102,117

NVIT Federated High Income Bond Fund - December 31, 2023 - Statement of Investments - 101
Corporate Bonds
Principal
Amount ($) Value ($)
Packaging
Berry Global, Inc. ,
5.63%, 7/15/2027(a) 125,000 124,067
Clydesdale Acquisition
Holdings, Inc. ,
8.75%, 4/15/2030(a) 1,100,000 1,025,603
Crown Americas LLC ,
5.25%, 4/1/2030 150,000 147,725
Mauser Packaging Solutions
Holding Co. ,
7.88%, 8/15/2026(a) 225,000 228,978
9.25%, 4/15/2027(a) 325,000 319,006
OI European Group BV ,
4.75%, 2/15/2030(a) 125,000 116,901
Owens-Brockway Glass
Container, Inc. ,
6.63%, 5/13/2027(a) 207,000 207,026
7.25%, 5/15/2031(a) 150,000 152,083
Sealed Air Corp. ,
6.13%, 2/1/2028(a) 25,000 25,215
5.00%, 4/15/2029(a) 75,000 72,526
7.25%, 2/15/2031(a) 125,000 132,538
Trivium Packaging Finance
BV ,
8.50%, 8/15/2027(a)(d) 925,000 906,961
4,716,761
Paper 0 .3%
Graphic Packaging
International LLC ,
4.75%, 7/15/2027(a) 75,000 72,750
3.50%, 3/1/2029(a) 250,000 225,096
3.75%, 2/1/2030(a) 25,000 22,505
320,351
Pharmaceuticals 1 .3%
Bausch Health Cos., Inc. ,
6.13%, 2/1/2027(a) 150,000 101,250
5.00%, 2/15/2029(a) 725,000 312,302
7.25%, 5/30/2029(a) 225,000 102,585
Grifols SA ,
4.75%, 10/15/2028(a) 600,000 544,122
Organon & Co. ,
5.13%, 4/30/2031(a) 250,000 213,711
1,273,970
REIT – other 0 .1%
RHP Hotel Properties LP ,
7.25%, 7/15/2028(a) 50,000 51,984
Restaurants 2 .6%
1011778 BC ULC ,
4.38%, 1/15/2028(a) 225,000 214,893
4.00%, 10/15/2030(a) 1,025,000 919,321
Acushnet Co. ,
7.38%, 10/15/2028(a) 50,000 52,165
Carnival Corp. ,
7.00%, 8/15/2029(a) 50,000 52,206
KFC Holding Co. ,
4.75%, 6/1/2027(a) 150,000 147,720
Light & Wonder International,
Inc. ,
7.50%, 9/1/2031(a) 125,000 130,382
Corporate Bonds
Principal
Amount ($) Value ($)
Restaurants
NCL Corp. Ltd. ,
5.88%, 3/15/2026(a) 75,000 73,287
8.13%, 1/15/2029(a) 125,000 130,573
7.75%, 2/15/2029(a) 150,000 150,908
NCL Finance Ltd. ,
6.13%, 3/15/2028(a) 100,000 95,723
Ontario Gaming GTA LP ,
8.00%, 8/1/2030(a) 275,000 283,594
Royal Caribbean Cruises Ltd. ,
4.25%, 7/1/2026(a) 100,000 96,587
Yum! Brands, Inc. ,
4.75%, 1/15/2030(a) 200,000 193,864
4.63%, 1/31/2032 50,000 46,755
5.38%, 4/1/2032 50,000 49,125
2,637,103
Retailers 1 .2%
Academy Ltd. ,
6.00%, 11/15/2027(a) 200,000 196,417
Asbury Automotive Group,
Inc. ,
4.63%, 11/15/2029(a) 325,000 300,821
5.00%, 2/15/2032(a) 75,000 68,160
Gap, Inc. (The) ,
3.63%, 10/1/2029(a) 125,000 106,874
Kontoor Brands, Inc. ,
4.13%, 11/15/2029(a) 250,000 225,562
LCM Investments Holdings II
LLC ,
4.88%, 5/1/2029(a) 200,000 185,783
8.25%, 8/1/2031(a) 50,000 52,185
William Carter Co. (The) ,
5.63%, 3/15/2027(a) 50,000 49,375
1,185,177
Supermarkets 0 .5%
Albertsons Cos., Inc. ,
5.88%, 2/15/2028(a) 100,000 100,067
6.50%, 2/15/2028(a) 75,000 75,896
3.50%, 3/15/2029(a) 400,000 363,193
539,156
Technology 10 .5%
ams-OSRAM AG ,
12.25%, 3/30/2029(a) 150,000 166,812
AthenaHealth Group, Inc. ,
6.50%, 2/15/2030(a) 825,000 748,421
Black Knight InfoServ LLC ,
3.63%, 9/1/2028(a) 125,000 118,841
Boxer Parent Co., Inc. ,
9.13%, 3/1/2026(a) 175,000 174,615
Capstone Borrower, Inc. ,
8.00%, 6/15/2030(a) 250,000 260,090
Cars.com, Inc. ,
6.38%, 11/1/2028(a) 300,000 289,263
Central Parent LLC ,
8.00%, 6/15/2029(a) 50,000 52,188
Central Parent, Inc. ,
7.25%, 6/15/2029(a) 650,000 662,908
Ciena Corp. ,
4.00%, 1/31/2030(a) 50,000 45,503

102 - Statement of Investments - December 31, 2023 - NVIT Federated High Income Bond Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Technology
Clarivate Science Holdings
Corp. ,
3.88%, 7/1/2028(a) 50,000 47,144
4.88%, 7/1/2029(a) 550,000 516,084
Cloud Software Group, Inc. ,
6.50%, 3/31/2029(a) 250,000 238,110
9.00%, 9/30/2029(a) 350,000 332,659
Coherent Corp. ,
5.00%, 12/15/2029(a) 450,000 427,390
Consensus Cloud Solutions,
Inc. ,
6.00%, 10/15/2026(a) 300,000 285,255
6.50%, 10/15/2028(a) 300,000 272,117
Dun & Bradstreet Corp. (The) ,
5.00%, 12/15/2029(a) 275,000 256,526
Elastic NV ,
4.13%, 7/15/2029(a) 400,000 367,299
Entegris Escrow Corp. ,
5.95%, 6/15/2030(a) 200,000 198,808
Fair Isaac Corp. ,
4.00%, 6/15/2028(a) 75,000 70,977
Gartner, Inc. ,
4.50%, 7/1/2028(a) 125,000 118,541
GoTo Group, Inc. ,
5.50%, 9/1/2027(a) 250,000 120,923
HealthEquity, Inc. ,
4.50%, 10/1/2029(a) 450,000 417,829
Helios Software Holdings, Inc. ,
4.63%, 5/1/2028(a) 250,000 228,065
Iron Mountain, Inc. ,
7.00%, 2/15/2029(a) 225,000 231,273
McAfee Corp. ,
7.38%, 2/15/2030(a) 850,000 776,264
Millennium Escrow Corp. ,
6.63%, 8/1/2026(a) 150,000 106,500
NCR Atleos Corp. ,
9.50%, 4/1/2029(a) 200,000 212,499
NCR Voyix Corp. ,
5.13%, 4/15/2029(a) 300,000 285,180
5.25%, 10/1/2030(a) 350,000 321,432
ON Semiconductor Corp. ,
3.88%, 9/1/2028(a) 100,000 92,753
Open Text Corp. ,
3.88%, 12/1/2029(a) 175,000 156,946
Open Text Holdings, Inc. ,
4.13%, 2/15/2030(a) 150,000 135,761
Rackspace Technology
Global, Inc. ,
3.50%, 2/15/2028(a) 150,000 60,241
Rocket Software, Inc. ,
6.50%, 2/15/2029(a) 375,000 326,250
Science Applications
International Corp. ,
4.88%, 4/1/2028(a) 50,000 47,625
Seagate HDD Cayman ,
8.25%, 12/15/2029(a) 175,000 188,742
9.63%, 12/1/2032 245,750 281,015
Sensata Technologies BV ,
5.88%, 9/1/2030(a) 200,000 198,703
Sensata Technologies, Inc. ,
4.38%, 2/15/2030(a) 50,000 46,373
3.75%, 2/15/2031(a) 25,000 22,018
Corporate Bonds
Principal
Amount ($) Value ($)
Technology
SS&C Technologies, Inc. ,
5.50%, 9/30/2027(a) 225,000 221,790
Synaptics, Inc. ,
4.00%, 6/15/2029(a) 125,000 112,123
TTM Technologies, Inc. ,
4.00%, 3/1/2029(a) 350,000 317,951
10,557,807
Transportation Services 0 .2%
Watco Cos. LLC ,
6.50%, 6/15/2027(a) 250,000 250,000
Utility - Electric 2 .7%
Calpine Corp. ,
5.25%, 6/1/2026(a) 16,000 15,787
4.50%, 2/15/2028(a) 125,000 118,894
5.13%, 3/15/2028(a) 325,000 311,603
4.63%, 2/1/2029(a) 75,000 69,662
5.00%, 2/1/2031(a) 50,000 45,836
3.75%, 3/1/2031(a) 150,000 131,562
Enviva Partners LP ,
6.50%, 1/15/2026(a) 152,000 74,857
NextEra Energy Operating
Partners LP ,
7.25%, 1/15/2029(a) 125,000 130,863
NRG Energy, Inc. ,
6.63%, 1/15/2027 26,000 26,056
3.38%, 2/15/2029(a) 150,000 132,487
5.25%, 6/15/2029(a) 300,000 290,515
3.88%, 2/15/2032(a) 5,000 4,280
TerraForm Power Operating
LLC ,
5.00%, 1/31/2028(a) 325,000 315,709
4.75%, 1/15/2030(a) 175,000 162,750
TransAlta Corp. ,
7.75%, 11/15/2029 200,000 212,417
Vistra Operations Co. LLC ,
5.50%, 9/1/2026(a) 175,000 172,775
5.63%, 2/15/2027(a) 300,000 295,918
5.00%, 7/31/2027(a) 175,000 170,380
7.75%, 10/15/2031(a) 50,000 51,930
2,734,281
Wireless Communications 0 .2%
Sprint LLC ,
7.13%, 6/15/2024 75,000 75,325
T-Mobile USA, Inc. ,
2.25%, 2/15/2026 50,000 47,379
3.38%, 4/15/2029 100,000 92,911
215,615
Total Corporate Bonds
(cost $102,864,201)
96,166,135
Total Investments
(cost $102,944,931) — 95.4%
96,178,110
Other assets in excess of
liabilities — 4.6% 4,661,363
NET ASSETS — 100.0%
$ 100,839,473

NVIT Federated High Income Bond Fund - December 31, 2023 - Statement of Investments - 103
* Denotes a non-income producing security.
^ Value determined using significant unobservable inputs.
† Amount rounds to less than 0.1%.
(a) Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board
of Trustees. The liquidity determination is unaudited. The
aggregate value of these securities as of December 31, 2023
was $82,865,154 which represents 82.18% of net assets.
(b) PIK-Payment-in-kind security. Income may be in cash or
additional notes, at the discretion of the issuer. The rate
disclosed is the cash rate.
(c) Security in default.
(d) Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate as of December 31, 2023.
USD United States Dollar
The accompanying notes are an integral part of these financial statements.

104 - Statement of Investments - December 31, 2023 - NVIT Government Bond Fund
Asset-Backed Securities 3 .2%
Principal
Amount ($) Value ($)
Automobiles 1 .4%
Carvana Auto Receivables
Trust, Series 2023-
P3, Class A2, 6.09%,
11/10/2026(a) 999,000 1,001,019
Chesapeake Funding II LLC,
Series 2023-2A, Class A1,
6.16%, 10/15/2035(a) 1,906,968 1,926,635
Westlake Automobile
Receivables Trust, Series
2023-4A, Class A2, 6.23%,
1/15/2027(a) 2,000,000 2,010,893
4,938,547
Equipment Loans & Leases 1 .0%
CCG Receivables Trust,
Series 2023-2, Class A2,
6.28%, 4/14/2032(a) 2,000,000 2,033,123
Dell Equipment Finance Trust,
Series 2023-3, Class A3,
5.93%, 4/23/2029(a) 500,000 509,184
M&T Equipment Notes, Series
2023-1A, Class A2, 6.09%,
7/15/2030(a) 1,000,000 1,002,198
3,544,505
Other 0 .8%
Goodgreen, Series 2022-
1A, Class A, 3.84%,
10/15/2056(a) 659,876 580,089
Reach ABS Trust, Series
2023-1A, Class A, 7.05%,
2/18/2031(a) 191,092 191,611
SPS Servicer Advance
Receivables Trust, Series
2020-T2, Class A, 1.83%,
11/15/2055(a) 2,310,000 2,137,414
2,909,114
Total Asset-Backed Securities
(cost $11,565,884)
11,392,166
Collateralized Mortgage Obligations 5 .4%
Angel Oak Mortgage Trust,
Series 2020-1, Class A1,
2.47%, 12/25/2059(a)(b) 226,586 211,983
Barclays Mortgage Loan Trust,
Series 2022-INV1, Class
A1, 4.47%, 2/25/2062(a)(c) 906,472 884,742
FHLMC REMIC, Series 2985,
Class JR, 4.50%, 6/15/2025 289,117 286,806
FNMA REMIC
Series 2005-40, Class YG,
5.00%, 5/25/2025 247,606 245,827
Series 2015-92, Class PA,
2.50%, 12/25/2041 2,345,096 2,120,729
Series 2013-59, Class MX,
2.50%, 9/25/2042 8,861,249 8,228,426
Series 2015-88, Class JA,
2.50%, 12/25/2045 1,764,216 1,601,800
Collateralized Mortgage Obligations
Principal
Amount ($) Value ($)
GCAT 2022-CM1 Trust,
Series 2022-HX1, Class A1,
2.89%, 12/27/2066(a)(b) 1,401,597 1,248,101
New Residential Mortgage
Loan Trust
Series 2017-2A, Class A4,
4.00%, 3/25/2057(a)(b) 607,387 573,491
Series 2017-6A, Class B1,
3.85%, 8/27/2057(a)(b) 1,864,040 1,758,493
Starwood Mortgage
Residential Trust, Series
2022-3, Class A1, 4.16%,
3/25/2067(a)(b) 1,467,341 1,376,513
Verus Securitization Trust,
Series 2022-4, Class A1,
4.47%, 4/25/2067(a)(c) 789,564 770,459
Total Collateralized Mortgage Obligations
(cost $20,807,663)
19,307,370
Commercial Mortgage-Backed Securities 2 .7%
FHLMC Multifamily Structured
Pass-Through Certificates
REMIC
Series K-154, Class A2,
4.35%, 1/25/2033(b) 2,800,000 2,778,066
Series K-157, Class A2,
4.20%, 5/25/2033 7,200,000 7,061,555
Total Commercial Mortgage-Backed
Securities
(cost $9,697,914) 9,839,621
Corporate Bonds 8 .0%
Financial Services 8 .0%
Private Export Funding Corp. ,
Series GG, 2.45%,
7/15/2024 5,500,000 5,425,506
Series OO, 1.75%,
11/15/2024 10,000,000 9,701,629
Series NN, 3.25%,
6/15/2025 14,000,000 13,726,845
Total Corporate Bonds
(cost $29,523,837)
28,853,980
Mortgage-Backed Securities 46 .7%
FHLMC Gold Pool
Pool# V83452
4.00%, 9/1/2047 1,851,195 1,786,184
Pool# G08881
3.50%, 6/1/2049 1,133,997 1,056,887
FHLMC Non Gold Pool Pool#
847558 ,
6.04%, 6/1/2035 (b) 301,519
306,023
FHLMC UMBS Pool
Pool# QN1359
3.00%, 1/1/2035 1,885,832 1,782,166

NVIT Government Bond Fund - December 31, 2023 - Statement of Investments - 105
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FHLMC UMBS Pool
Pool# SD8025
3.50%, 11/1/2049 2,560,428 2,387,201
Pool# SD8030
3.00%, 12/1/2049 1,368,256 1,225,180
Pool# SD8050
3.00%, 3/1/2050 2,018,003 1,804,476
Pool# SD8080
2.00%, 6/1/2050 2,373,681 1,954,516
Pool# SD8171
1.50%, 10/1/2051 2,978,137 2,320,981
Pool# SD8182
2.00%, 12/1/2051 4,003,425 3,273,783
Pool# RA6433
2.50%, 12/1/2051 2,877,744 2,447,554
Pool# SD8199
2.00%, 3/1/2052 5,009,980 4,093,938
Pool# QE0958
2.00%, 3/1/2052 3,592,761 2,937,449
Pool# SD8200
2.50%, 3/1/2052 4,032,169 3,431,405
Pool# QE0799
2.50%, 4/1/2052 2,729,901 2,323,083
Pool# SD8214
3.50%, 5/1/2052 3,543,230 3,250,934
Pool# SD1413
3.50%, 7/1/2052 3,989,070 3,658,040
Pool# SD8244
4.00%, 9/1/2052 2,812,506 2,660,149
Pool# SD8288
5.00%, 1/1/2053 2,974,711 2,944,007
Pool# SD8302
6.50%, 2/1/2053 1,303,698 1,335,922
Pool# SD8378
7.00%, 11/1/2053 976,699 1,007,828
FNMA Pool
Pool# 745684
5.59%, 4/1/2034(b) 936,974 956,157
Pool# 790760
5.92%, 9/1/2034(b) 328,605 327,610
Pool# 822705
4.95%, 4/1/2035(b) 159,322 157,516
Pool# 799144
5.16%, 4/1/2035(b) 62,904 62,137
Pool# 815217
4.81%, 5/1/2035(b) 505,423 497,548
Pool# 783609
4.96%, 5/1/2035(b) 340,064 337,559
Pool# 821377
5.81%, 5/1/2035(b) 84,826 83,695
Pool# 826181
5.85%, 7/1/2035(b) 559,073 556,491
Pool# 873932
6.31%, 8/1/2036 5,628,210 5,605,215
Pool# 745866
6.11%, 9/1/2036(b) 1,324,304 1,356,392
FNMA UMBS Pool
Pool# MA4228
1.50%, 1/1/2036 3,982,085 3,479,812
Pool# FS4058
2.50%, 12/1/2036 5,848,587 5,427,718
Pool# BM5426
3.00%, 12/1/2047 8,659,038 7,870,177
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FNMA UMBS Pool
Pool# CA1564
4.50%, 4/1/2048 1,176,776 1,160,005
Pool# BM5267
4.50%, 12/1/2048 2,810,669 2,772,030
Pool# MA3664
4.00%, 5/1/2049 1,071,671 1,027,874
Pool# MA3746
4.00%, 8/1/2049 1,137,032 1,089,776
Pool# BP5843
2.50%, 5/1/2050 5,361,151 4,596,828
Pool# MA4096
2.50%, 8/1/2050 3,514,582 3,010,244
Pool# MA4119
2.00%, 9/1/2050 4,310,458 3,545,019
Pool# MA4183
2.50%, 11/1/2050 2,953,732 2,530,316
Pool# FS3885
3.00%, 11/1/2051 2,852,575 2,529,921
Pool# MA4492
2.00%, 12/1/2051 4,898,866 4,009,468
Pool# FS1648
2.50%, 1/1/2052 3,141,811 2,673,585
Pool# FS1476
3.00%, 3/1/2052 1,806,180 1,598,320
Pool# MA4577
2.00%, 4/1/2052 12,952,783 10,589,364
Pool# FS1749
2.50%, 4/1/2052 4,130,138 3,514,963
Pool# MA4656
4.50%, 7/1/2052 3,684,229 3,572,440
Pool# MA4698
3.00%, 8/1/2052 1,890,212 1,671,706
Pool# MA4732
4.00%, 9/1/2052 5,614,219 5,310,274
Pool# MA4785
5.00%, 10/1/2052 5,455,586 5,404,317
Pool# MA4805
4.50%, 11/1/2052 2,810,637 2,725,355
Pool# MA4839
4.00%, 12/1/2052 2,390,863 2,261,248
Pool# MA4980
6.00%, 4/1/2053 1,377,833 1,400,095
GNMA I Pool
Pool# 748484
3.50%, 8/15/2025 31,534 30,967
Pool# 682492
3.50%, 10/15/2025 54,584 53,279
Pool# 719433
3.50%, 10/15/2025 53,841 52,672
Pool# 733504
3.50%, 11/15/2025 82,808 80,887
Pool# 682497
3.50%, 11/15/2025 72,159 70,433
Pool# 740930
3.50%, 11/15/2025 60,292 58,805
Pool# 749618
3.50%, 11/15/2025 30,071 29,373
Pool# 742371
3.50%, 11/15/2025 22,484 21,930
Pool# 750403
3.50%, 11/15/2025 9,123 8,925

106 - Statement of Investments - December 31, 2023 - NVIT Government Bond Fund
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
GNMA I Pool
Pool# 755650
3.50%, 12/15/2025 187,705 183,492
Pool# 682502
3.50%, 12/15/2025 16,127 15,837
GNMA II Pool
Pool# MA8429
5.50%, 11/20/2052 2,053,989 2,070,446
Pool# MA8566
3.50%, 1/20/2053 1,982,470 1,845,023
Pool# MA8571
6.00%, 1/20/2053 1,877,324 1,909,307
Pool# MA8647
5.00%, 2/20/2053 1,925,507 1,913,337
Pool# MA8726
5.50%, 3/20/2053 4,816,617 4,852,068
Pool# MA8727
6.00%, 3/20/2053 1,912,144 1,944,721
Pool# MA8801
5.50%, 4/20/2053 2,936,726 2,958,342
Pool# MA9018
6.00%, 7/20/2053 1,481,322 1,506,560
GNMA TBA
6.00%, 1/15/2054 1,600,000 1,626,812
6.50%, 1/15/2054 4,500,000 4,606,348
Total Mortgage-Backed Securities
(cost $178,363,535)
167,538,445
U.S. Government Agency Securities 14 .1%
FFCB
3.14%, 7/2/2026 13,500,000 13,162,797
2.75%, 11/6/2026 2,000,000 1,928,021
2.38%, 3/16/2032 15,000,000 13,020,230
3.19%, 3/9/2033 2,475,000 2,267,486
Hashemite Kingdom of
Jordan AID Bond, 3.00%,
6/30/2025 2,125,000 2,054,557
Resolution Funding
Corp.STRIPS, 0.00%,
1/15/2030(d) 15,000,000 11,537,232
State of Israel AID Bond,
5.50%, 9/18/2033 6,024,000 6,615,923
Total U.S. Government Agency Securities
(cost $56,142,789)
50,586,246
U.S. Treasury Obligations 19 .5%
U.S. Treasury Bonds
2.50%, 2/15/2045 14,600,000 11,055,508
2.50%, 2/15/2046 5,150,000 3,864,311
2.25%, 8/15/2046 18,250,000 12,975,322
1.25%, 5/15/2050 6,000,000 3,233,203
U.S. Treasury Obligations
Principal
Amount ($) Value ($)
U.S. Treasury Notes
3.63%, 5/15/2026 10,750,000 10,625,283
4.63%, 11/15/2026 (e) 3,000,000 3,047,344
4.38%, 8/31/2028 (e) 11,600,000 11,848,312
4.38%, 11/30/2028 (e) 6,000,000 6,139,688
4.38%, 11/30/2030 7,000,000 7,197,969
Total U.S. Treasury Obligations
(cost $74,833,280)
69,986,940
Total Investments
(cost $380,934,902) — 99.6%
357,504,768
Other assets in excess of
liabilities — 0.4% 1,591,490
NET ASSETS — 100.0%
$ 359,096,258
(a) Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board
of Trustees. The liquidity determination is unaudited. The
aggregate value of these securities as of December 31, 2023
was $18,215,948 which represents 5.07% of net assets.
(b) Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest
rates and prepayments on the underlying pool of assets.  See
Note – for further information. The interest rate shown was
the current rate as of December 31, 2023.
(c) Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate as of December 31, 2023.
(d) Zero Coupon Security. Debt security that pays no cash
income but is sold at substantial discount from its value at maturity.
(e) The security or a portion of this security is on loan as of
December 31, 2023. The total value of securities on loan
as of December 31, 2023 was $15,499,322, which was
collateralized by $15,954,557 in the form of U.S Government
Treasury Securities, interest rates ranging from 0.00%
– 6.00%, and maturity dates ranging from 1/31/2024
– 11/15/2053.
AID Agency for International Development
FFCB Federal Farm Credit Bank
FHLMC Federal Home Loan Mortgage Corp.
FNMA Federal National Mortgage Association
GNMA Government National Mortgage Association
PO Principal only security—This security entitles
the holder to receive principal payments from
an underlying pool of assets or on the security
itself. In the case of asset-backed securities,
high prepayments return principal faster than
expected and cause the yield to increase.
Low prepayments return principal slower than
expected and cause the yield to decrease.
REMICS Real Estate Mortgage Investment Conduits
STRIPS Separate Trading of Registered Interest and
Principal Securities
TBA To Be Announced; Security is subject to delayed
delivery
UMBS Uniform Mortgage-Backed Securities

NVIT Government Bond Fund - December 31, 2023 - Statement of Investments - 107
Futures contracts outstanding as of December 31, 2023:
Description
Number of
Contracts
Expiration
Date
Trading
Currency
Notional
Amount ($)
Value and
Unrealized
Appreciation
(Depreciation) ($)
Long Contracts
U.S. Treasury 5 Year Note 200 3/2024 USD 21,754,688 383,895
Net contracts 383,895
As of December 31, 2023, the Fund had $280,000 segregated as collateral with the broker for open futures contracts. Deposits with broker for futures contracts or Due to broker, as applicable, on the Statement of Assets and Liabilities includes this balance netted with other cash activity within the broker.
Currency:
USD United States Dollar
The accompanying notes are an integral part of these financial statements.

108 - Statement of Investments - December 31, 2023 - NVIT Government Money Market Fund
U.S. Government Agency Securities 12 .5%
Principal
Amount ($) Value ($)
FFCB
(SOFR + 0.05%), 5.45%,
4/25/2024(a) 17,000,000 17,000,000
(SOFR + 0.05%), 5.45%,
5/24/2024(a) 8,000,000 8,000,000
(SOFR + 0.10%), 5.50%,
7/18/2024(a) 16,000,000 16,000,000
(SOFR + 0.08%), 5.48%,
7/22/2024(a) 12,000,000 11,999,159
(SOFR + 0.13%), 5.53%,
3/20/2025(a) 15,000,000 15,000,000
FHLB
(SOFR + 0.04%), 5.44%,
2/1/2024(a) 26,000,000 26,000,000
(SOFR + 0.05%), 5.45%,
2/22/2024(a) 18,000,000 18,000,000
(SOFR + 0.05%), 5.45%,
4/4/2024(a) 20,000,000 20,000,000
(SOFR + 0.06%), 5.46%,
5/6/2024(a) 15,000,000 15,000,000
(SOFR + 0.07%), 5.47%,
5/24/2024(a) 13,000,000 13,000,000
(SOFR + 0.07%), 5.47%,
7/5/2024(a) 20,000,000 20,000,000
(SOFR + 0.07%), 5.47%,
7/18/2024(a) 15,000,000 15,000,000
(SOFR + 0.07%), 5.47%,
7/19/2024(a) 22,000,000 22,000,000
(SOFR + 0.11%), 5.51%,
12/26/2024(a) 15,000,000 15,000,000
5.54%, 1/3/2025 12,000,000 12,000,000
(SOFR + 0.14%), 5.54%,
4/21/2025(a) 22,000,000 22,000,000
(SOFR + 0.14%), 5.54%,
6/17/2025(a) 16,000,000 16,000,000
(SOFR + 0.16%), 5.56%,
10/10/2025(a) 10,000,000 10,000,000
(SOFR + 0.16%), 5.56%,
10/20/2025(a) 21,000,000 21,000,000
(SOFR + 0.16%), 5.56%,
11/3/2025(a) 11,000,000 11,000,000
(SOFR + 0.16%), 5.56%,
11/14/2025(a) 16,000,000 16,000,000
(SOFR + 0.15%), 5.55%,
12/8/2025(a) 11,000,000 11,000,000
Total U.S. Government Agency Securities
(cost $350,999,159)
350,999,159
U.S. Treasury Obligations 60 .3%
FFCB , , 5.50%, 9/20/2024 15,000,000 14,429,071
FHLB , , 5.02%, 2/9/2024 14,000,000 13,927,504
U.S. Treasury Bills
5.29%, 1/2/2024 30,000,000 29,995,608
5.32%, 1/4/2024 20,000,000 19,991,192
5.31%, 1/9/2024 72,000,000 71,915,440
5.35%, 1/11/2024 97,000,000 96,857,305
5.31%, 1/16/2024 102,000,000 101,775,775
5.35%, 1/18/2024 107,000,000 106,732,429
5.32%, 1/23/2024 75,000,000 74,758,000
5.32%, 1/25/2024 75,000,000 74,735,750
5.31%, 1/30/2024 30,000,000 29,872,642
U.S. Treasury Obligations
Principal
Amount ($) Value ($)
U.S. Treasury Bills
5.30%, 2/1/2024 45,000,000 44,795,788
5.32%, 2/6/2024 72,000,000 71,620,200
5.35%, 2/13/2024 75,000,000 74,526,014
5.44%, 2/15/2024 15,000,000 14,900,812
5.31%, 2/20/2024 50,000,000 49,634,028
5.34%, 2/22/2024 10,000,000 9,923,878
2.85%, 2/27/2024 57,000,000 56,524,617
5.40%, 2/29/2024 66,000,000 65,426,471
5.32%, 3/7/2024 42,000,000 41,595,750
5.33%, 3/14/2024 30,000,000 29,680,017
5.35%, 3/19/2024 15,000,000 14,829,212
5.33%, 3/21/2024 30,000,000 29,649,333
5.33%, 3/28/2024 30,000,000 29,618,650
5.33%, 4/2/2024 38,000,000 37,491,138
5.49%, 4/4/2024 15,000,000 14,790,850
5.33%, 4/9/2024 12,000,000 11,827,080
5.47%, 4/11/2024 18,000,000 17,731,340
5.34%, 4/16/2024 21,000,000 20,675,375
5.48%, 4/18/2024 21,000,000 20,663,895
5.47%, 4/25/2024 49,000,000 48,166,490
0.00%, 4/30/2024 27,000,000 26,535,008
5.47%, 5/2/2024 15,000,000 14,729,567
5.37%, 5/23/2024 10,000,000 9,792,253
5.38%, 5/30/2024 30,000,000 29,345,000
5.33%, 6/6/2024 32,000,000 31,275,707
5.33%, 6/13/2024 30,000,000 29,290,700
5.21%, 6/27/2024 56,000,000 54,593,404
5.47%, 10/3/2024 32,000,000 30,727,947
U.S. Treasury Notes
(US Treasury 3 Month Bill
Money Market Yield - 0.08%),
5.26%, 4/30/2024(a) 25,000,000 24,993,707
(US Treasury 3 Month
Bill Money Market Yield +
0.04%), 5.37%, 7/31/2024(a) 40,000,000 39,992,309
(US Treasury 3 Month
Bill Money Market Yield +
0.13%), 5.46%, 7/31/2025(a) 23,000,000 22,985,224
(US Treasury 3 Month
Bill Money Market
Yield + 0.17%), 5.50%,
10/31/2025(a) 40,000,000 39,985,510
Total U.S. Treasury Obligations
(cost $1,693,307,990) 1,693,307,990
Repurchase Agreements 28 .2%
Banco Santander SA, 5.33%,
dated 12/29/2023, due
1/2/2024, repurchase price
$35,020,728, collateralized
by U.S. Government
Agency Securities, ranging
from 2.50% - 7.50%,
maturing 11/1/2034 -
11/1/2053; total market
value $35,700,000.(b) 35,000,000 35,000,000

NVIT Government Money Market Fund - December 31, 2023 - Statement of Investments - 109
Repurchase Agreements
Principal
Amount ($) Value ($)
MUFG Securities Ltd.,
5.35%, dated 12/29/2023,
due 1/2/2024, repurchase
price $160,095,111,
collateralized by U.S.
Government Treasury
Securities, ranging from
0.25% - 5.37%, maturing
4/15/2024 - 11/15/2053;
total market value
$163,200,001.(b) 160,000,000 160,000,000
MUFG Securities Ltd.,
5.35%, dated 12/29/2023,
due 1/2/2024, repurchase
price $115,068,361,
collateralized by U.S.
Government Agency
Securities, ranging from
1.50% - 6.64%, maturing
10/1/2035 - 10/20/2062;
total market value
$118,773,569.(b) 115,000,000 115,000,000
Nomura Securities Co. Ltd.,
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $100,059,222,
collateralized by U.S.
Government Agency
Securities, ranging from
1.50% - 6.00%, maturing
11/1/2035 - 3/1/2062;
total market value
$102,101,461.(b) 100,000,000 100,000,000
RBC Dominion Securities
Inc., 5.33%, dated
12/29/2023, due
1/2/2024, repurchase
price $210,124,367,
collateralized by U.S.
Government Treasury
Securities, ranging from
0.00% - 5.00%, maturing
3/7/2024 - 11/15/2053;
total market value
$214,200,021.(b) 210,000,000 210,000,000
Repurchase Agreements
Principal
Amount ($) Value ($)
RBC Dominion Securities
Inc., 5.34%, dated
12/29/2023, due 1/2/2024,
repurchase price
$75,044,500, collateralized
by U.S. Government
Agency Securities, ranging
from 2.00% - 7.00%,
maturing 3/1/2038 -
11/1/2053; total market
value $80,610,941.(b) 75,000,000 75,000,000
Royal Bank of Canada,
5.35%, dated 12/29/2023,
due 1/2/2024, repurchase
price $95,056,472,
collateralized by U.S.
Government Agency
and Treasury Securities,
ranging from 0.00% -
6.00%, maturing 5/23/2024
- 3/16/2064; total market
value $102,053,217.(b) 95,000,000 95,000,000
Total Repurchase Agreements
(cost $790,000,000) 790,000,000
Total Investments
(cost $2,834,307,149) — 101.0% 2,834,307,149
Liabilities in excess of other assets — (1.0)% (26,755,796)
NET ASSETS — 100.0%
$2,807,551,353
(a) Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as
of December 31, 2023.
(b) Please refer to Note 2 for additional information on the joint repurchase agreement.
FFCB Federal Farm Credit Bank
FHLB Federal Home Loan Bank
SOFR Secured Overnight Financing Rate
Currency:
USD United States Dollar
The accompanying notes are an integral part of these financial statements.

110 - Statement of Investments - December 31, 2023 - NVIT Loomis Short Term Bond Fund
Asset-Backed Securities 27 .1%
Principal
Amount ($) Value ($)
Airlines 0 .3%
British Airways Pass-Through
Trust, Series 2021-1, Class
B, 3.90%, 9/15/2031(a) 1,179,884 1,063,579
United Airlines Pass-Through
Trust
Series 2020-1, Class A,
5.88%, 10/15/2027 1,940,950 1,965,075
Series 2019-2, Class B,
3.50%, 5/1/2028 110,035 99,825
3,128,479
Automobiles 18 .3%
Ally Auto Receivables Trust,
Series 2023-1, Class A3,
5.46%, 5/15/2028 1,810,000 1,830,785
American Credit Acceptance
Receivables Trust
Series 2023-4, Class B,
6.63%, 2/14/2028(a) 1,725,000 1,746,088
Series 2023-3, Class C,
6.44%, 10/12/2029(a) 2,915,000 2,940,701
AmeriCredit Automobile
Receivables Trust, Series
2023-2, Class B, 5.84%,
7/18/2029 5,365,000 5,451,807
Avis Budget Rental Car
Funding AESOP LLC,
Series 2023-3A, Class A,
5.44%, 2/22/2028(a) 4,575,000 4,612,694
BMW Vehicle Owner Trust,
Series 2023-A, Class A3,
5.47%, 2/25/2028 1,205,000 1,217,527
Bridgecrest Lending Auto
Securitization Trust, Series
2023-1, Class A3, 6.51%,
11/15/2027 5,135,000 5,195,036
Capital One Prime Auto
Receivables Trust, Series
2023-2, Class A3, 5.82%,
6/15/2028 3,200,000 3,279,076
Carmax Auto Owner Trust
Series 2023-2, Class A3,
5.05%, 1/18/2028 5,265,000 5,272,064
Series 2023-3, Class A3,
5.28%, 5/15/2028 1,195,000 1,207,750
Carvana Auto Receivables
Trust
Series 2023-N1, Class A,
6.36%, 4/12/2027(a) 3,555,823 3,563,926
Series 2023-P4, Class A3,
6.16%, 10/10/2028(a) 3,320,000 3,381,497
Chesapeake Funding II LLC,
Series 2023-1A, Class A1,
5.65%, 5/15/2035(a) 5,957,635 5,973,318
Citizens Auto Receivables
Trust, Series 2023-2, Class
A2A, 6.09%, 10/15/2026(a) 2,505,000 2,512,107
Credit Acceptance Auto Loan
Trust
Series 2023-2A, Class B,
6.61%, 7/15/2033(a) 6,600,000 6,595,027
Asset-Backed Securities
Principal
Amount ($) Value ($)
Automobiles
Series 2023-3A, Class A,
6.39%, 8/15/2033(a) 400,000 405,626
Series 2023-3A, Class C,
7.62%, 12/15/2033(a) 555,000 562,247
DT Auto Owner Trust, Series
2023-2A, Class B, 5.41%,
2/15/2029(a) 3,470,000 3,452,334
Enterprise Fleet Financing
LLC, Series 2023-2, Class
A2, 5.56%, 4/22/2030(a) 3,095,000 3,103,364
Exeter Automobile
Receivables Trust
Series 2023-5A, Class A3,
6.32%, 3/15/2027 1,715,000 1,730,054
Series 2023-2A, Class B,
5.61%, 9/15/2027 4,035,000 4,019,411
Fifth Third Auto Trust, Series
2023-1, Class A3, 5.53%,
8/15/2028 3,725,000 3,776,668
Flagship Credit Auto Trust
Series 2022-4, Class A3,
6.32%, 6/15/2027(a) 1,090,000 1,100,853
Series 2023-2, Class C,
5.81%, 5/15/2029(a) 5,315,000 5,324,017
Ford Credit Auto Owner Trust
Series 2023-A, Class A2A,
5.14%, 3/15/2026 1,410,711 1,407,807
Series 2023-A, Class A3,
4.65%, 2/15/2028 1,610,000 1,604,050
Series 2023-B, Class A3,
5.23%, 5/15/2028 2,455,000 2,476,238
Series 2018-1, Class A,
3.19%, 7/15/2031(a) 1,950,000 1,909,694
GECU Auto Receivables
Trust, Series 2023-
1A, Class A3, 5.63%,
8/15/2028(a) 2,640,000 2,660,036
GLS Auto Receivables Issuer
Trust
Series 2023-2A, Class B,
5.52%, 11/15/2027(a) 2,905,000 2,895,186
Series 2023-3A, Class B,
5.89%, 1/18/2028(a) 3,110,000 3,124,856
GLS Auto Select Receivables
Trust, Series 2023-
2A, Class A2, 6.37%,
6/15/2028(a) 2,690,000 2,713,122
GM Financial Automobile
Leasing Trust, Series
2023-2, Class A3, 5.05%,
7/20/2026 2,940,000 2,939,838
GM Financial Consumer
Automobile Receivables
Trust
Series 2023-2, Class A2A,
5.10%, 5/18/2026 1,312,145 1,309,007
Series 2023-2, Class A3,
4.47%, 2/16/2028 1,660,000 1,649,320
Series 2023-3, Class A3,
5.45%, 6/16/2028 1,365,000 1,385,713

NVIT Loomis Short Term Bond Fund - December 31, 2023 - Statement of Investments - 111
Asset-Backed Securities
Principal
Amount ($) Value ($)
Automobiles
Series 2023-4, Class A3,
5.78%, 8/16/2028 2,395,000 2,455,729
Harley-Davidson Motorcycle
Trust
Series 2023-B, Class A3,
0.00%, 8/15/2028 1,810,000 1,839,243
Series 2023-B, Class A4,
0.00%, 4/15/2031 1,460,000 1,504,404
Hertz Vehicle Financing III
LLC, Series 2023-3A, Class
A, 5.94%, 2/25/2028(a) 2,490,000 2,535,634
Honda Auto Receivables
Owner Trust
Series 2023-2, Class A3,
4.93%, 11/15/2027 2,188,000 2,198,249
Series 2023-3, Class A3,
5.41%, 2/18/2028 3,670,000 3,717,678
Series 2023-4, Class A3,
5.67%, 6/21/2028 975,000 995,373
Hyundai Auto Lease
Securitization Trust, Series
2023-B, Class A3, 5.15%,
6/15/2026(a) 2,600,000 2,600,039
Hyundai Auto Receivables
Trust
Series 2023-A, Class A2A,
5.19%, 12/15/2025 1,519,473 1,517,333
Series 2023-A, Class A3,
4.58%, 4/15/2027 2,140,000 2,127,984
Series 2023-B, Class A3,
5.48%, 4/17/2028 1,035,000 1,052,497
Series 2023-C, Class A3,
5.54%, 10/16/2028 1,360,000 1,388,208
LAD Auto Receivables Trust
Series 2023-3A, Class A3,
6.12%, 9/15/2027(a) 4,050,000 4,084,325
Series 2023-4A, Class B,
6.39%, 10/16/2028(a) 760,000 772,923
Merchants Fleet Funding LLC,
Series 2023-1A, Class A,
7.21%, 5/20/2036(a) 5,065,000 5,117,969
Navistar Financial Dealer
Note Master Owner Trust
II, Series 2023-1, Class A,
6.18%, 8/25/2028(a) 1,710,000 1,726,507
Nissan Auto Lease Trust,
Series 2023-B, Class A3,
5.69%, 7/15/2026 2,700,000 2,719,539
Nissan Auto Receivables
Owner Trust
Series 2023-A, Class A3,
4.91%, 11/15/2027 4,045,000 4,046,308
Series 2023-B, Class A3,
5.93%, 3/15/2028 1,170,000 1,198,375
Prestige Auto Receivables
Trust, Series 2023-
1A, Class C, 5.65%,
2/15/2028(a) 4,045,000 4,028,135
Asset-Backed Securities
Principal
Amount ($) Value ($)
Automobiles
Santander Drive Auto
Receivables Trust
Series 2023-4, Class B,
5.77%, 12/15/2028 2,575,000 2,610,200
Series 2023-5, Class B,
6.16%, 12/17/2029 3,950,000 4,038,516
Series 2023-3, Class C,
5.77%, 11/15/2030 1,155,000 1,169,629
SBNA Auto Lease Trust,
Series 2023-A, Class A3,
6.51%, 4/20/2027(a) 5,725,000 5,835,199
SFS Auto Receivables
Securitization Trust, Series
2023-1A, Class A3, 5.47%,
10/20/2028(a) 4,295,000 4,338,659
Toyota Auto Receivables
Owner Trust
Series 2023-B, Class A3,
4.71%, 2/15/2028 2,970,000 2,965,445
Series 2023-C, Class A3,
5.16%, 4/17/2028 1,285,000 1,294,083
Toyota Lease Owner Trust,
Series 2023-A, Class A3,
4.93%, 4/20/2026(a) 3,405,000 3,398,778
Volkswagen Auto Lease Trust,
Series 2023-A, Class A3,
5.81%, 10/20/2026 5,880,000 5,952,348
Volkswagen Auto Loan
Enhanced Trust, Series
2023-1, Class A3, 5.02%,
6/20/2028 1,815,000 1,824,679
VStrong Auto Receivables
Trust, Series 2023-A, Class
A3, 6.87%, 11/15/2027(a) 5,735,000 5,800,131
Westlake Automobile
Receivables Trust
Series 2022-1A, Class B,
2.75%, 3/15/2027(a) 500,000 493,122
Series 2023-3A, Class C,
6.02%, 9/15/2028(a) 4,815,000 4,830,951
Wheels Fleet Lease Funding 1
LLC, Series 2023-1A, Class
A, 5.80%, 4/18/2038(a) 5,525,000 5,540,732
World Omni Auto Receivables
Trust
Series 2023-B, Class A2A,
5.25%, 11/16/2026 1,510,334 1,507,310
Series 2023-B, Class A3,
4.66%, 5/15/2028 2,720,000 2,705,619
Series 2023-D, Class A3,
5.79%, 2/15/2029 1,215,000 1,246,770
World Omni Automobile Lease
Securitization Trust, Series
2023-A, Class A3, 5.07%,
9/15/2026 2,665,000 2,664,383
210,171,850

112 - Statement of Investments - December 31, 2023 - NVIT Loomis Short Term Bond Fund
Asset-Backed Securities
Principal
Amount ($) Value ($)
Credit Card 1 .0%
Mercury Financial Credit
Card Master Trust, Series
2022-1A, Class A, 2.50%,
9/21/2026(a) 4,230,000 4,114,002
Mission Lane Credit Card
Master Trust, Series
2023-A, Class A, 7.23%,
7/17/2028(a) 765,000 765,766
Synchrony Card Funding LLC,
Series 2023-A1, Class A,
5.54%, 7/15/2029 1,055,000 1,074,515
World Financial Network
Credit Card Master Trust,
Series 2023-A, Class A,
5.02%, 3/15/2030 5,960,000 5,965,262
11,919,545
Equipment Loans & Leases 2 .6%
Auxilior Term Funding LLC,
Series 2023-1A, Class A2,
6.18%, 12/15/2028(a) 1,135,000 1,139,145
Daimler Trucks Retail Trust,
Series 2023-1, Class A4,
5.93%, 12/16/2030 3,435,000 3,505,182
Dell Equipment Finance Trust,
Series 2023-3, Class A3,
5.93%, 4/23/2029(a) 5,385,000 5,483,915
DLLMT LLC, Series 2023-
1A, Class A3, 5.34%,
3/22/2027(a) 6,780,000 6,773,446
GreatAmerica Leasing
Receivables, Series
2023-1, Class A3, 5.15%,
7/15/2027(a) 5,945,000 5,921,095
Kubota Credit Owner Trust,
Series 2023-1A, Class A2,
5.40%, 2/17/2026(a) 2,030,074 2,028,430
M&T Equipment Notes, Series
2023-1A, Class A3, 5.74%,
7/15/2030(a) 2,275,000 2,288,865
SCF Equipment Leasing LLC,
Series 2023-1A, Class A2,
6.56%, 1/22/2030(a) 2,655,000 2,674,473
29,814,551
Other 4 .6%
37 Capital CLO 1 Ltd., Series
2021-1A, Class A, 6.86%,
10/15/2034(a)(b) 4,230,000 4,209,413
ACHV ABS TRUST
Series 2023-2PL, Class A,
6.42%, 5/20/2030(a) 15,614 15,612
Series 2023-3PL, Class A,
6.60%, 8/19/2030(a) 336,428 336,591
Affirm Asset Securitization
Trust
Series 2023-B, Class A,
6.82%, 9/15/2028(a) 2,100,000 2,134,732
Series 2023-X1, Class A,
7.11%, 11/15/2028(a) 1,270,000 1,273,614
Asset-Backed Securities
Principal
Amount ($) Value ($)
Other
Ares LVI CLO Ltd., Series
2020-56A, Class AR,
6.80%, 10/25/2034(a)(b) 2,700,000 2,699,854
ARES XLIV CLO Ltd., Series
2017-44A, Class A1R,
6.74%, 4/15/2034(a)(b) 3,000,000 2,992,077
BHG Securitization Trust,
Series 2023-B, Class A,
6.92%, 12/17/2036(a) 2,396,189 2,432,836
Carlyle Global Market
Strategies CLO Ltd., Series
2016-1A, Class A1R2,
6.82%, 4/20/2034(a)(b) 700,000 699,303
Cedar Funding X CLO Ltd.,
Series 2019-10A, Class AR,
6.78%, 10/20/2032(a)(b) 2,750,000 2,749,329
Cedar Funding XII CLO Ltd.
Series 2020-12A, Class
A1R, 6.77%, 10/25/2034(a)
(b) 3,300,000 3,299,799
Series 2020-12A, Class BR,
7.24%, 10/25/2034(a)(b) 700,000 691,712
Frontier Issuer LLC, Series
2023-1, Class A2, 6.60%,
8/20/2053(a) 2,325,000 2,310,098
Hilton Grand Vacations Trust,
Series 2023-1A, Class A,
5.72%, 1/25/2038(a) 1,557,277 1,584,706
Invesco CLO Ltd., Series
2021-1A, Class A1, 6.66%,
4/15/2034(a)(b) 1,350,000 1,341,765
Marlette Funding Trust
Series 2023-2A, Class A,
6.04%, 6/15/2033(a) 1,931,136 1,926,591
Series 2023-3A, Class A,
6.49%, 9/15/2033(a) 2,064,170 2,064,372
Owl Rock CLO I LLC, Series
2019-1A, Class A, 7.43%,
5/20/2031(a)(b) 2,656,172 2,656,172
Reese Park CLO Ltd., Series
2020-1A, Class AR, 6.79%,
10/15/2034(a)(b) 1,300,000 1,299,960
Tricon American Homes Trust
Series 2018-SFR1, Class E,
4.56%, 5/17/2037(a) 3,110,000 3,024,999
Series 2019-SFR1, Class E,
3.40%, 3/17/2038(a) 2,000,000 1,903,500
Series 2020-SFR2, Class C,
2.03%, 11/17/2039(a) 1,000,000 875,457
Tricon Residential Trust,
Series 2022-SFR1, Class D,
4.75%, 4/17/2039(a) 2,250,000 2,123,154
Verizon Master Trust, Series
2023-2, Class A, 4.89%,
4/13/2028 7,705,000 7,694,028
52,339,674

NVIT Loomis Short Term Bond Fund - December 31, 2023 - Statement of Investments - 113
Asset-Backed Securities
Principal
Amount ($) Value ($)
Student Loan 0 .3%
Navient Private Education
Refi Loan Trust, Series
2023-A, Class A, 5.51%,
10/15/2071(a) 3,013,228 3,011,068
Total Asset-Backed Securities
(cost $309,058,939)
310,385,167
Collateralized Mortgage Obligations 0 .6%
GS Mortgage-Backed
Securities Trust, Series
2022-NQM1, Class A16,
4.00%, 5/25/2062(a)(b) 3,496,005 3,113,084
GSAA Trust, Series 2004-
NC1, Class AF6, 5.26%,
11/25/2033(c) 1,227 1,180
RALI Trust, Series 2003-
QS20, Class CB, 5.00%,
11/25/2018^∞ 4,705 0
Towd Point Mortgage Trust,
Series 2018-3, Class A1,
3.75%, 5/25/2058(a)(b) 336,037 324,481
Verus Securitization Trust,
Series 2022-3, Class A1,
4.13%, 2/25/2067(a)(c) 4,148,576 3,860,670
Total Collateralized Mortgage Obligations
(cost $8,034,966)
7,299,415
Commercial Mortgage-Backed Securities 1 .5%
BANK5
Series 2023-5YR3, Class
A3, 6.72%, 9/15/2056(b) 1,520,000 1,619,766
Series 2023-5YR4, Class
A3, 6.50%, 12/15/2056 650,000 687,401
BBCMS Mortgage Trust,
Series 2020-BID, Class A,
7.62%, 10/15/2037(a)(b) 825,000 815,404
Benchmark Mortgage Trust,
Series 2023-V2, Class A3,
5.81%, 5/15/2055(b) 2,590,000 2,653,631
DC Commercial Mortgage
Trust, Series 2023-
DC, Class A, 6.31%,
9/12/2040(a) 1,190,000 1,227,452
Eleven Madison Mortgage
Trust, Series 2015-
11MD, Class A, 3.55%,
9/10/2035(a)(b) 2,025,000 1,819,690
GS Mortgage Securities Corp.
II, Series 2023-SHIP, Class
A, 4.32%, 9/10/2038(a)(b) 1,825,000 1,773,896
GS Mortgage Securities Corp.
Trust
Series 2013-PEMB, Class
A, 3.55%, 3/5/2033(a)(b) 175,000 133,342
Series 2012-BWTR, Class
A, 2.95%, 11/5/2034(a) 1,015,000 726,476
Commercial Mortgage-Backed Securities
Principal
Amount ($) Value ($)
Med Trust, Series 2021-
MDLN, Class A, 6.43%,
11/15/2038(a)(b) 2,498,011 2,449,408
SPGN Mortgage Trust
Series 2022-TFLM, Class C,
8.01%, 2/15/2039(a)(b) 1,270,000 1,189,748
Series 2022-TFLM, Class D,
8.86%, 2/15/2039(a)(b) 2,880,000 2,656,095
Total Commercial Mortgage-Backed
Securities
(cost $17,918,570) 17,752,309
Corporate Bonds 38 .2%
Aerospace & Defense 0 .5%
RTX Corp. ,
5.75%, 11/8/2026 5,680,000 5,836,793
Automobile Components 0 .3%
Aptiv plc ,
2.40%, 2/18/2025 3,105,000 3,002,120
Automobiles 0 .7%
Hyundai Capital America ,
5.95%, 9/21/2026(a) 4,115,000 4,184,948
Nissan Motor Acceptance Co.
LLC ,
7.05%, 9/15/2028(a)(d) 1,085,000 1,144,706
Volkswagen Group of America
Finance LLC ,
6.20%, 11/16/2028(a)(d) 2,840,000 2,979,353
8,309,007
Banks 9 .0%
ABN AMRO Bank NV ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 1.65%),
6.34%, 9/18/2027(a)(e) 3,000,000 3,065,463
AIB Group plc ,
(SOFR + 3.46%), 7.58%,
10/14/2026(a)(d)(e) 2,290,000 2,361,813
(SOFR + 2.33%), 6.61%,
9/13/2029(a)(e) 440,000 463,519
ASB Bank Ltd. ,
5.35%, 6/15/2026(a) 4,110,000 4,144,682
Australia & New Zealand
Banking Group Ltd. ,
5.38%, 7/3/2025(d) 3,650,000 3,682,794
Banco Santander SA ,
6.61%, 11/7/2028(d) 4,000,000 4,257,897
Bank of America Corp. ,
(CME Term SOFR 3
Month + 1.23%), 3.46%,
3/15/2025(d)(e) 5,000,000 4,976,149
Bank of America NA ,
5.65%, 8/18/2025(d) 5,970,000 6,043,279
Bank of Ireland Group plc ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 2.65%),
6.25%, 9/16/2026(a)(d)(e) 2,390,000 2,415,215

114 - Statement of Investments - December 31, 2023 - NVIT Loomis Short Term Bond Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Banks
Bank of Montreal ,
5.27%, 12/11/2026(d) 4,850,000 4,916,673
BNP Paribas SA ,
(SOFR + 1.87%), 5.89%,
12/5/2034(a)(e) 1,915,000 2,000,529
CaixaBank SA ,
(SOFR + 2.77%), 6.84%,
9/13/2034(a)(e) 1,655,000 1,747,540
Citibank NA ,
5.49%, 12/4/2026 5,670,000 5,772,047
Citigroup, Inc. ,
(SOFR + 2.66%), 6.17%,
5/25/2034(d)(e) 1,210,000 1,252,078
Citizens Bank NA ,
(SOFR + 1.45%), 6.06%,
10/24/2025(e) 2,355,000 2,297,463
Danske Bank A/S ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 1.18%),
6.26%, 9/22/2026(a)(d)(e) 2,825,000 2,873,506
Fifth Third Bancorp ,
(SOFR + 2.34%), 6.34%,
7/27/2029(e) 1,680,000 1,749,180
Fifth Third Bank NA ,
(United States SOFR
Compounded Index
+ 1.23%), 5.85%,
10/27/2025(e) 2,395,000 2,388,455
HSBC Holdings plc ,
(SOFR + 0.71%), 0.98%,
5/24/2025(e) 2,000,000 1,959,340
(SOFR + 1.57%), 5.89%,
8/14/2027(e) 2,705,000 2,742,447
HSBC USA, Inc. ,
5.63%, 3/17/2025(d) 585,000 587,766
Huntington Bancshares, Inc. ,
(SOFR + 2.02%), 6.21%,
8/21/2029(e) 2,115,000 2,180,841
Intesa Sanpaolo SpA ,
7.00%, 11/21/2025(a) 2,275,000 2,330,510
7.20%, 11/28/2033(a) 815,000 868,802
JPMorgan Chase & Co. ,
(SOFR + 1.57%), 6.09%,
10/23/2029(e) 2,870,000 3,017,555
KeyBank NA ,
5.85%, 11/15/2027 2,360,000 2,358,273
Lloyds Banking Group plc ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 1.48%),
5.99%, 8/7/2027(d)(e) 840,000 854,741
National Bank of Canada ,
(SOFR + 1.01%), 3.75%,
6/9/2025(e) 2,400,000 2,378,533
5.60%, 12/18/2028 1,990,000 2,040,094
NatWest Markets plc ,
1.60%, 9/29/2026(a)(d) 2,005,000 1,829,730
Royal Bank of Canada ,
5.20%, 7/20/2026 2,985,000 3,016,867
Corporate Bonds
Principal
Amount ($) Value ($)
Banks
Standard Chartered plc ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 2.20%),
7.02%, 2/8/2030(a)(e) 3,290,000 3,471,986
Swedbank AB ,
6.14%, 9/12/2026(a)(d) 5,875,000 5,991,096
Toronto-Dominion Bank (The) ,
5.26%, 12/11/2026 1,335,000 1,361,237
Truist Financial Corp. ,
(SOFR + 2.45%), 7.16%,
10/30/2029(e) 1,755,000 1,895,457
UniCredit SpA ,
(US Treasury Yield Curve
Rate T Note Constant
Maturity 1 Year + 2.30%),
2.57%, 9/22/2026(a)(e) 1,950,000 1,833,086
Wells Fargo Bank NA ,
5.25%, 12/11/2026 5,720,000 5,789,917
102,916,560
Beverages 0 .6%
Bacardi Ltd. ,
4.45%, 5/15/2025(a) 5,000,000 4,929,456
PepsiCo, Inc. ,
5.13%, 11/10/2026 1,740,000 1,776,778
6,706,234
Biotechnology 0 .4%
Amgen, Inc. ,
5.25%, 3/2/2025(d) 5,000,000 5,010,210
Capital Markets 4 .1%
Ares Capital Corp. ,
3.25%, 7/15/2025 1,810,000 1,734,024
7.00%, 1/15/2027 1,095,000 1,126,313
Bank of New York Mellon
Corp. (The) ,
(SOFR + 1.60%), 6.32%,
10/25/2029(e) 4,275,000 4,540,862
Blackstone Private Credit
Fund ,
2.63%, 12/15/2026(d) 1,470,000 1,331,626
7.30%, 11/27/2028(a)(d) 940,000 977,157
Blackstone Secured Lending
Fund ,
2.85%, 9/30/2028 1,435,000 1,242,411
Blue Owl Capital Corp. ,
3.75%, 7/22/2025(d) 1,810,000 1,733,654
Blue Owl Capital Corp. II ,
8.45%, 11/15/2026(a) 900,000 927,218
Blue Owl Credit Income Corp. ,
7.95%, 6/13/2028(a)(d) 1,675,000 1,736,171
Cantor Fitzgerald LP ,
7.20%, 12/12/2028(a) 1,065,000 1,091,645
Deutsche Bank AG ,
(SOFR + 2.52%), 7.15%,
7/13/2027(e) 1,130,000 1,172,922
FS KKR Capital Corp. ,
7.88%, 1/15/2029 2,200,000 2,330,824

NVIT Loomis Short Term Bond Fund - December 31, 2023 - Statement of Investments - 115
Corporate Bonds
Principal
Amount ($) Value ($)
Capital Markets
Goldman Sachs Group, Inc.
(The) ,
(SOFR + 1.08%), 5.80%,
8/10/2026(e) 5,970,000 6,027,673
Golub Capital BDC, Inc. ,
2.50%, 8/24/2026 1,355,000 1,228,046
Hercules Capital, Inc. ,
3.38%, 1/20/2027 665,000 605,092
Jefferies Financial Group, Inc. ,
5.88%, 7/21/2028 1,880,000 1,927,758
Macquarie Group Ltd. ,
(SOFR + 2.30%), 6.26%,
12/7/2034(a)(d)(e) 2,335,000 2,438,194
Main Street Capital Corp. ,
3.00%, 7/14/2026 1,255,000 1,149,220
Morgan Stanley ,
(SOFR + 1.67%), 4.68%,
7/17/2026(d)(e) 5,000,000 4,952,015
(SOFR + 0.86%), 1.51%,
7/20/2027(e) 3,500,000 3,196,920
State Street Corp. ,
(SOFR + 1.48%), 5.68%,
11/21/2029(d)(e) 2,830,000 2,926,213
UBS AG ,
5.65%, 9/11/2028 2,780,000 2,883,287
47,279,245
Chemicals 0 .9%
Celanese US Holdings LLC ,
6.17%, 7/15/2027 1,620,000 1,661,076
6.35%, 11/15/2028(d) 1,305,000 1,368,574
EIDP, Inc. ,
4.50%, 5/15/2026 3,755,000 3,740,308
LYB International Finance III
LLC ,
1.25%, 10/1/2025(d) 3,260,000 3,044,982
9,814,940
Commercial Services & Supplies 0 .3%
Element Fleet Management
Corp. ,
6.32%, 12/4/2028(a) 2,500,000 2,581,917
GFL Environmental, Inc. ,
6.75%, 1/15/2031(a) 1,450,000 1,493,908
4,075,825
Consumer Finance 2 .4%
Ally Financial, Inc. ,
7.10%, 11/15/2027 1,635,000 1,699,336
(SOFR + 2.82%), 6.85%,
1/3/2030(e) 1,395,000 1,433,214
American Express Co. ,
(SOFR + 1.94%), 6.49%,
10/30/2031(e) 745,000 807,928
Avolon Holdings Funding Ltd. ,
5.50%, 1/15/2026(a) 2,405,000 2,389,442
Capital One Financial Corp. ,
(SOFR + 2.44%), 7.15%,
10/29/2027(d)(e) 1,170,000 1,214,614
(SOFR + 2.64%), 6.31%,
6/8/2029(e) 1,945,000 1,995,395
Corporate Bonds
Principal
Amount ($) Value ($)
Consumer Finance
Ford Motor Credit Co. LLC ,
6.80%, 11/7/2028 4,525,000 4,734,805
General Motors Financial Co.,
Inc. ,
6.05%, 10/10/2025 1,995,000 2,017,712
5.80%, 1/7/2029(d) 2,860,000 2,926,814
Harley-Davidson Financial
Services, Inc. ,
6.50%, 3/10/2028(a) 1,730,000 1,795,798
Navient Corp. ,
11.50%, 3/15/2031(d) 1,430,000 1,566,430
Toyota Motor Credit Corp. ,
5.00%, 8/14/2026(d) 3,700,000 3,744,286
5.55%, 11/20/2030 1,435,000 1,511,815
27,837,589
Diversified Telecommunication Services 0 .1%
CCO Holdings LLC ,
5.13%, 5/1/2027(a)(d) 1,400,000 1,352,637
Electric Utilities 2 .5%
American Electric Power Co.,
Inc. ,
5.70%, 8/15/2025(d) 2,585,000 2,601,974
5.20%, 1/15/2029 3,140,000 3,182,284
Edison International ,
4.70%, 8/15/2025 2,985,000 2,948,013
Electricite de France SA ,
5.70%, 5/23/2028(a) 1,320,000 1,365,734
Fells Point Funding Trust ,
3.05%, 1/31/2027(a)(d) 4,700,000 4,429,500
ITC Holdings Corp. ,
4.95%, 9/22/2027(a)(d) 4,180,000 4,202,657
NextEra Energy Capital
Holdings, Inc. ,
6.05%, 3/1/2025 1,100,000 1,109,797
5.75%, 9/1/2025 2,455,000 2,478,226
Pennsylvania Electric Co. ,
5.15%, 3/30/2026(a)(d) 810,000 808,694
Vistra Operations Co. LLC ,
3.55%, 7/15/2024(a) 1,670,000 1,646,507
5.13%, 5/13/2025(a) 2,000,000 1,980,550
5.63%, 2/15/2027(a)(d) 1,750,000 1,726,190
28,480,126
Electronic Equipment, Instruments & Components 0 .3%
Flex Ltd. ,
6.00%, 1/15/2028 2,845,000 2,937,577
Entertainment 0 .1%
Warnermedia Holdings, Inc. ,
3.76%, 3/15/2027 1,255,000 1,202,517
Financial Services 1 .4%
Antares Holdings LP ,
3.75%, 7/15/2027(a)(d) 2,037,000 1,835,321
Fidelity National Information
Services, Inc. ,
4.50%, 7/15/2025(d) 2,420,000 2,395,484
JPMorgan Chase Bank NA ,
5.11%, 12/8/2026(d) 5,720,000 5,771,325

116 - Statement of Investments - December 31, 2023 - NVIT Loomis Short Term Bond Fund
Corporate Bonds
Principal
Amount ($) Value ($)
Financial Services
National Rural Utilities
Cooperative Finance Corp. ,
5.60%, 11/13/2026 2,285,000 2,344,770
Nationwide Building Society ,
(SOFR + 1.91%), 6.56%,
10/18/2027(a)(d)(e) 1,645,000 1,702,632
Synchrony Bank ,
5.40%, 8/22/2025 2,505,000 2,467,383
16,516,915
Food Products 0 .7%
Cargill, Inc. ,
4.50%, 6/24/2026(a) 1,580,000 1,576,800
Conagra Brands, Inc. ,
5.30%, 10/1/2026(d) 4,125,000 4,175,831
JBS USA LUX SA ,
6.75%, 3/15/2034(a) 2,325,000 2,449,690
8,202,321
Ground Transportation 0 .5%
Penske Truck Leasing Co. LP ,
5.55%, 5/1/2028(a) 2,615,000 2,655,122
Ryder System, Inc. ,
6.30%, 12/1/2028 2,735,000 2,899,830
5,554,952
Health Care Equipment & Supplies 0 .5%
DH Europe Finance II Sarl ,
2.20%, 11/15/2024 3,065,000 2,985,213
GE HealthCare Technologies,
Inc. ,
5.55%, 11/15/2024(d) 2,925,000 2,926,458
5,911,671
Health Care Providers & Services 0 .3%
CVS Health Corp. ,
5.00%, 2/20/2026(d) 3,000,000 3,014,173
HCA, Inc. ,
5.38%, 2/1/2025(d) 650,000 649,045
3,663,218
Health Care REITs 0 .2%
Omega Healthcare Investors,
Inc. ,
4.50%, 1/15/2025(d) 1,820,000 1,789,234
Health Care Technology 0 .1%
IQVIA, Inc. ,
6.25%, 2/1/2029(a) 1,295,000 1,351,911
Hotels, Restaurants & Leisure 0 .5%
Expedia Group, Inc. ,
6.25%, 5/1/2025(a)(d) 2,275,000 2,296,788
Hyatt Hotels Corp. ,
5.75%, 1/30/2027(d) 2,050,000 2,094,951
International Game
Technology plc ,
4.13%, 4/15/2026(a)(d) 1,750,000 1,700,878
6,092,617
Insurance 2 .3%
Athene Holding Ltd. ,
5.88%, 1/15/2034 2,025,000 2,043,517
Corporate Bonds
Principal
Amount ($) Value ($)
Insurance
Corebridge Global Funding ,
0.90%, 9/22/2025(a) 2,055,000 1,907,495
5.75%, 7/2/2026(a) 1,120,000 1,134,225
Jackson National Life Global
Funding ,
5.25%, 4/12/2028(a)(d) 4,180,000 4,072,425
MassMutual Global Funding II ,
4.15%, 8/26/2025(a) 1,206,000 1,193,449
Mutual of Omaha Cos. Global
Funding ,
5.80%, 7/27/2026(a) 2,850,000 2,904,067
Pricoa Global Funding I ,
4.20%, 8/28/2025(a)(d) 3,000,000 2,968,188
Principal Life Global Funding
II ,
2.25%, 11/21/2024(a) 6,000,000 5,832,092
Protective Life Global
Funding ,
5.21%, 4/14/2026(a) 4,180,000 4,175,172
26,230,630
Life Sciences Tools & Services 0 .2%
Thermo Fisher Scientific, Inc. ,
5.00%, 1/31/2029(d) 2,575,000 2,643,101
Machinery 0 .2%
Daimler Truck Finance North
America LLC ,
5.40%, 9/20/2028(a) 1,750,000 1,783,903
Media 0 .2%
Charter Communications
Operating LLC ,
6.15%, 11/10/2026(d) 2,835,000 2,898,303
Metals & Mining 0 .4%
Mineral Resources Ltd. ,
9.25%, 10/1/2028(a) 1,485,000 1,579,698
Reliance Steel & Aluminum
Co. ,
1.30%, 8/15/2025(d) 3,230,000 3,021,116
4,600,814
Multi-Utilities 2 .1%
Ameren Corp. ,
5.70%, 12/1/2026 5,665,000 5,792,953
5.00%, 1/15/2029(d) 1,455,000 1,461,520
CenterPoint Energy, Inc. ,
5.25%, 8/10/2026 4,180,000 4,215,907
DTE Energy Co. ,
4.22%, 11/1/2024(c)(d) 2,980,000 2,945,263
NiSource, Inc. ,
0.95%, 8/15/2025 3,225,000 3,015,563
Sempra ,
5.40%, 8/1/2026(d) 2,920,000 2,958,232
WEC Energy Group, Inc. ,
5.60%, 9/12/2026 3,445,000 3,506,133
23,895,571
Office REITs 0 .2%
Highwoods Realty LP ,
7.65%, 2/1/2034 910,000 981,711

NVIT Loomis Short Term Bond Fund - December 31, 2023 - Statement of Investments - 117
Corporate Bonds
Principal
Amount ($) Value ($)
Office REITs
Piedmont Operating
Partnership LP ,
9.25%, 7/20/2028 1,720,000 1,815,784
2,797,495
Oil, Gas & Consumable Fuels 2 .4%
Civitas Resources, Inc. ,
8.63%, 11/1/2030(a) 1,770,000 1,877,478
Continental Resources, Inc. ,
3.80%, 6/1/2024(d) 4,000,000 3,968,907
Crescent Energy Finance
LLC ,
9.25%, 2/15/2028(a) 1,705,000 1,769,057
EQT Corp. ,
6.13%, 2/1/2025(c) 1,613,000 1,620,178
Kinetik Holdings LP ,
6.63%, 12/15/2028(a) 3,985,000 4,059,962
Pioneer Natural Resources
Co. ,
5.10%, 3/29/2026 3,690,000 3,716,894
Sitio Royalties Operating
Partnership LP ,
7.88%, 11/1/2028(a) 2,595,000 2,688,991
Targa Resources Corp. ,
6.15%, 3/1/2029(d) 1,635,000 1,709,716
Targa Resources Partners LP ,
5.00%, 1/15/2028(d) 2,000,000 1,975,204
Williams Cos., Inc. (The) ,
3.90%, 1/15/2025(d) 4,500,000 4,427,843
27,814,230
Passenger Airlines 0 .3%
Air Canada ,
3.88%, 8/15/2026(a)(d) 595,000 568,457
Southwest Airlines Co. ,
5.25%, 5/4/2025(d) 2,895,000 2,894,012
United Airlines, Inc. ,
4.63%, 4/15/2029(a) 255,000 238,485
3,700,954
Pharmaceuticals 0 .4%
Bayer US Finance LLC ,
6.25%, 1/21/2029(a) 3,990,000 4,078,770
Residential REITs 0 .2%
Camden Property Trust ,
5.85%, 11/3/2026(d) 1,975,000 2,034,048
Semiconductors & Semiconductor Equipment 0 .3%
Broadcom, Inc. ,
4.00%, 4/15/2029(a)(d) 1,265,000 1,221,053
Intel Corp. ,
2.88%, 5/11/2024 2,000,000 1,980,538
3,201,591
Specialized REITs 0 .1%
Crown Castle, Inc. ,
5.80%, 3/1/2034 980,000 1,014,300
Specialty Retail 0 .9%
Advance Auto Parts, Inc. ,
5.90%, 3/9/2026(d) 1,165,000 1,161,064
Corporate Bonds
Principal
Amount ($) Value ($)
Specialty Retail
AutoNation, Inc. ,
4.50%, 10/1/2025 465,000 455,222
AutoZone, Inc. ,
5.05%, 7/15/2026 2,830,000 2,847,324
Lowe's Cos., Inc. ,
4.80%, 4/1/2026 2,910,000 2,911,868
O'Reilly Automotive, Inc. ,
5.75%, 11/20/2026 2,570,000 2,631,572
10,007,050
Technology Hardware, Storage & Peripherals 0 .3%
NetApp, Inc. ,
1.88%, 6/22/2025(d) 3,150,000 2,996,894
Textiles, Apparel & Luxury Goods 0 .4%
Tapestry, Inc. ,
7.35%, 11/27/2028(d) 4,525,000 4,746,699
Tobacco 0 .3%
Altria Group, Inc. ,
6.20%, 11/1/2028(d) 3,290,000 3,450,389
Trading Companies & Distributors 0 .6%
Aircastle Ltd. ,
6.50%, 7/18/2028(a)(d) 1,010,000 1,029,913
TTX Co. ,
5.50%, 9/25/2026(a) 5,875,000 5,972,161
7,002,074
Total Corporate Bonds
(cost $432,306,563)
438,741,035
Mortgage-Backed Securities 1 .8%
FHLMC Non Gold Pool
Pool# 1Q0648
4.58%, 6/1/2037(b) 86,441 87,820
Pool# 1B3601
6.32%, 10/1/2037(b) 94,847 95,225
FHLMC UMBS Pool#
SD8245 ,
4.50%, 9/1/2052 5,549,116
5,380,741
FNMA Pool
Pool# 747271
6.14%, 7/1/2034(b) 169,863 168,965
Pool# 886345
5.81%, 8/1/2036(b) 26,825 26,555
Pool# 949691
5.98%, 9/1/2037(b) 61,172 60,612
FNMA UMBS Pool
Pool# MA4582
2.00%, 4/1/2037 2,679,301 2,401,244
Pool# BN0906
4.00%, 11/1/2048 2,538,592 2,441,676
Pool# MA4700
4.00%, 8/1/2052 3,710,357 3,509,487
Pool# MA4803
3.50%, 11/1/2052 3,335,289 3,059,939

118 - Statement of Investments - December 31, 2023 - NVIT Loomis Short Term Bond Fund
Mortgage-Backed Securities
Principal
Amount ($) Value ($)
FNMA UMBS Pool
Pool# MA4806
5.00%, 11/1/2052 3,278,234 3,244,405
Total Mortgage-Backed Securities
(cost $20,202,239)
20,476,669
U.S. Treasury Obligations 29 .7%
U.S. Treasury Notes
4.50%, 11/30/2024 (f) 28,155,000 28,051,618
3.88%, 4/30/2025 10,430,000 10,336,293
4.63%, 6/30/2025 39,525,000 39,619,181
5.00%, 8/31/2025 7,835,000 7,907,229
5.00%, 9/30/2025 16,895,000 17,067,250
5.00%, 10/31/2025 229,370,000 231,986,251
4.88%, 10/31/2028 (d) 5,195,000 5,422,687
Total U.S. Treasury Obligations
(cost $338,158,837)
340,390,509
Repurchase Agreements 2 .2%
BofA Securities, Inc.
5.34%, dated 12/29/2023,
due 1/2/2024, repurchase
price $4,002,374,
collateralized by U.S.
Government Agency
Securities, ranging from
1.25% - 6.74%, maturing
1/25/2025 - 11/20/2072;
total market value
$4,080,000. (g)(h) 4,000,000 4,000,000
Cantor Fitzgerald & Co.
5.40%, dated 12/29/2023,
due 1/2/2024, repurchase
price $5,340,773,
collateralized by U.S.
Government Agency
Securities, ranging from
0.38% - 28.14%, maturing
10/15/2024 - 11/20/2073;
total market value
$5,444,321. (g)(h) 5,337,570 5,337,570
Citi Global Market, Inc.
5.31%, dated 12/29/2023,
due 1/2/2024, repurchase
price $5,002,950,
collateralized by U.S.
Government Treasury
Securities, 0.38%,
maturing 4/15/2024 -
1/31/2026; total market
value $5,100,004. (g)(h) 5,000,000 5,000,000
Repurchase Agreements
Principal
Amount ($) Value ($)
MetLife, Inc.
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $7,004,146,
collateralized by U.S.
Government Treasury
Securities, 0.00%,
maturing 5/15/2046; total
market value $7,143,915.
(g)(h) 7,000,000 7,000,000
Pershing LLC
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $4,002,369,
collateralized by U.S.
Government Agency
Securities, ranging from
0.27% - 8.00%, maturing
2/15/2024 - 10/20/2073;
total market value
$4,080,000. (g)(h) 4,000,000 4,000,000
Total Repurchase Agreements
(cost $25,337,570)
25,337,570
Total Investments
(cost $1,151,017,684) — 101.1%
1,160,382,674
Liabilities in excess of other
assets — (1.1)% (12,904,673)
NET ASSETS — 100.0%
$ 1,147,478,001

NVIT Loomis Short Term Bond Fund - December 31, 2023 - Statement of Investments - 119
^ Value determined using significant unobservable inputs.
∞ Fair valued security.
(a) Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board
of Trustees. The liquidity determination is unaudited. The
aggregate value of these securities as of December 31, 2023
was $357,883,015 which represents 31.19% of net assets.
(b) Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest
rates and prepayments on the underlying pool of assets.  See
Note – for further information. The interest rate shown was
the current rate as of December 31, 2023.
(c) Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate as of December 31, 2023.
(d) The security or a portion of this security is on loan as of December 31, 2023. The total value of securities on
loan as of December 31, 2023 was $52,025,614, which
was collateralized by cash used to purchase repurchase
agreements with a total value of $25,337,570 and by
$28,462,372 of collateral in the form of U.S. Government
Treasury Securities, interest rates ranging from 0.00%
– 7.63%, and maturity dates ranging from 1/25/2024 –
8/15/2053, a total value of $53,799,942.
(e) Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as
of December 31, 2023.
(f) Security or a portion of the security was used to cover the margin requirement for futures contracts.
(g) Security was purchased with cash collateral held from
securities on loan. The total value of securities purchased
with cash collateral as of December 31, 2023 was
$25,337,570.
(h) Please refer to Note 2 for additional information on the joint repurchase agreement.
CLO Collateralized Loan Obligations
FHLMC Federal Home Loan Mortgage Corp.
FNMA Federal National Mortgage Association
REIT Real Estate Investment Trust
SOFR Secured Overnight Financing Rate
UMBS Uniform Mortgage-Backed Securities
Currency:
USD United States Dollar
Futures contracts outstanding as of December 31, 2023:
Description
Number of
Contracts
Expiration
Date
Trading
Currency
Notional
Amount ($)
Value and
Unrealized
Appreciation
(Depreciation) ($)
Short Contracts
U.S. Treasury 10 Year Note (556) 3/2024 USD (62,767,188) (1,825,793)
Net contracts (1,825,793)
As of December 31, 2023, the Fund had $1,181,500 segregated as collateral with the broker for open futures contracts. Deposits with broker for futures contracts or Due to broker, as applicable, on the Statement of Assets and Liabilities includes this balance netted with other cash activity within the broker.
Currency:
USD United States Dollar
The accompanying notes are an integral part of these financial statements.

120 - Statements of Assets and Liabilities - December 31, 2023 - Fixed Income Funds
The accompanying notes are an integral part of these financial statements.
NVIT Amundi Multi
Sector Bond Fund
Assets:
Investment securities, at value
*
$ 224,222,455
Repurchase agreements, at value 18,257,032
Cash 3,803,783
Cash pledged for swap contracts 3,756,367
Deposits with broker for futures contracts 2,982,029
Foreign currencies, at value 20,865
Interest and dividends receivable 2,434,182
Security lending income receivable 17,194
Receivable for investments sold —
Receivable for capital shares issued 22,506
Receivable for variation margin on futures contracts 109,420
Receivable for variation margin on centrally cleared swap contracts 112,183
Receivable for reimbursement from investment adviser (Note 3) —
Prepaid expenses 189
Total Assets 255,738,205
Liabilities:
Payable for investments purchased —
Payable for capital shares redeemed 177,751
Unrealized depreciation on forward foreign currency contracts (Note 2) 28,914
Payable upon return of securities loaned (Note 2) 18,257,032
Accrued expenses and other payables:
Investment advisory fees 116,981
Fund administration fees 21,880
Distribution fees —
Administrative servicing fees 30,876
Accounting and transfer agent fees 1,383
Trustee fees 103
Custodian fees 1,852
Compliance program costs (Note 3) 269
Professional fees 14,783
Printing fees 48,431
Other 2,034
Total Liabilities 18,702,289
Net Assets $ 237,035,916
* Includes value of securities on loan (Note 2) 34,744,719
Cost of investment securities 235,393,528
Cost of repurchase agreements 18,257,032
Cost of foreign currencies 20,865
Represented by:
Capital $ 259,558,849
Total distributable earnings (loss) (22,522,933)
Net Assets $ 237,035,916

Fixed Income Funds - December 31, 2023 - Statements of Assets and Liabilities - 121
NVIT BNY Mellon
Core Plus Bond
Fund
NVIT Core Bond
Fund
NVIT DoubleLine
Total Return
Tactical Fund
NVIT Federated
High Income Bond
Fund
NVIT Government
Bond Fund
$ 1,817,223,774 $ 1,608,087,501 $ 182,502,059 $ 96,178,110 $ 357,504,768
63,599,619 18,303,315 — — —
1,160,877 82,033,211 4,519,927 3,005,709 5,788,807
— 882,830 — — —
3,194,078 4,322,965 — — 279,999
97,153 — 64 — —
15,275,435 13,738,417 1,184,256 1,720,012 1,831,740
36,071 8,597 — — 681
— — — — 55,743
882,266 15,940 106,746 77,513 259,722
51,305 110,042 — — 17,188
— 37,763 — — —
— — 11,261 258 —
2,098 1,509 204 80 269
1,901,522,676 1,727,542,090 188,324,517 100,981,682 365,738,917
— — — — 6,243,932
98,906 171,017 38,399 16,746 117,902
— — — — —
63,599,619 18,303,315 — — —
665,889 558,956 89,925 57,059 144,618
63,575 58,902 17,607 15,255 22,794
88,628 21,435 4,283 — 1,348
14,596 15,078 6,717 16,694 63,995
7,328 3,885 5,736 3,464 1,447
162 116 67 13 110
12,779 11,953 1,288 725 2,770
1,953 1,770 200 109 392
12,503 11,454 13,010 10,666 10,689
15,847 13,217 16,891 20,104 29,496
13,658 10,974 1,412 1,374 3,166
64,595,443 19,182,072 195,535 142,209 6,642,659
$ 1,836,927,233 $ 1,708,360,018 $ 188,128,982 $ 100,839,473 $ 359,096,258
82,092,112 83,036,156 — — 15,499,322
1,987,251,174 1,686,260,704 197,361,869 102,944,931 380,934,902
63,599,619 18,303,315 — — —
96,409 — 63 — —
$ 2,090,574,786 $ 1,902,655,200 $ 219,177,806 $ 116,970,689 $ 411,189,487
(253,647,553) (194,295,182) (31,048,824) (16,131,216) (52,093,229)
$ 1,836,927,233 $ 1,708,360,018 $ 188,128,982 $ 100,839,473 $ 359,096,258

122 - Statements of Assets and Liabilities - December 31, 2023 - Fixed Income Funds
The accompanying notes are an integral part of these financial statements.
NVIT Amundi Multi
Sector Bond Fund
Net Assets:
Class I Shares $ 237,035,916
Class II Shares —
Class IV Shares —
Class P Shares —
Class Y Shares —
Total $ 237,035,916
Shares Outstanding (unlimited number of shares authorized):
Class I Shares 28,360,757
Class II Shares —
Class IV Shares —
Class P Shares —
Class Y Shares —
Total 28,360,757
Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares $ 8 .36
Class II Shares $ —
Class IV Shares $ —
Class P Shares $ —
Class Y Shares $ —

Fixed Income Funds - December 31, 2023 - Statements of Assets and Liabilities - 123
NVIT BNY Mellon
Core Plus Bond
Fund
NVIT Core Bond
Fund
NVIT DoubleLine
Total Return
Tactical Fund
NVIT Federated
High Income Bond
Fund
NVIT Government
Bond Fund
$ 32,728,311 $ 16,061,549 $ 5,142 $ 100,839,473 $ 343,592,691
2,774,180 101,723,776 34,204,626 — 6,363,743
— — — — 9,134,496
419,960,441 — — — —
1,381,464,301 1,590,574,693 153,919,214 — 5,328
$ 1,836,927,233 $ 1,708,360,018 $ 188,128,982 $ 100,839,473 $ 359,096,258
3,313,508 1,754,539 588 17,418,197 36,282,886
276,607 11,158,183 4,020,195 — 673,285
— — — — 965,358
42,312,794 — — — —
139,126,070 173,930,460 18,044,139 — 564
185,028,979 186,843,182 22,064,922 17,418,197 37,922,093
$ 9 .88 $ 9 .15 $ 8 .74 $ 5 .79 $ 9 .47
$ 10 .03 $ 9 .12 $ 8 .51 $ — $ 9 .45
$ — $ — $ — $ — $ 9 .46
$ 9 .93 $ — $ — $ — $ —
$ 9 .93 $ 9 .14 $ 8 .53 $ — $ 9 .45

124 - Statements of Assets and Liabilities - December 31, 2023 - Fixed Income Funds
The accompanying notes are an integral part of these financial statements.
NVIT Government
Money Market Fund
Assets:
Investment securities, at value
*
$ 2,044,307,149
Repurchase agreements, at value 790,000,000
Cash 10,511,374
Interest and dividends receivable 4,541,686
Security lending income receivable —
Receivable for investments sold —
Receivable for capital shares issued 25,303,656
Receivable for variation margin on futures contracts —
Prepaid expenses 3,623
Total Assets 2,874,667,488
Liabilities:
Payable for investments purchased 63,388,922
Payable for capital shares redeemed 2,619,042
Payable upon return of securities loaned (Note 2) —
Accrued expenses and other payables:
Investment advisory fees 629,783
Fund administration fees 96,562
Distribution fees 48,393
Administrative servicing fees 254,798
Accounting and transfer agent fees 4,763
Trustee fees 151
Due to broker —
Custodian fees 12,475
Compliance program costs (Note 3) 3,364
Professional fees 10,410
Printing fees 30,353
Other 17,119
Total Liabilities 67,116,135
Net Assets $ 2,807,551,353
* Includes value of securities on loan (Note 2) —
Cost of investment securities 2,044,307,149
Cost of repurchase agreements 790,000,000
Represented by:
Capital $ 2,807,551,353
Total distributable earnings (loss) —
Net Assets $ 2,807,551,353

Fixed Income Funds - December 31, 2023 - Statements of Assets and Liabilities - 125
NVIT Loomis Short
Term Bond Fund
$ 1,135,045,104
25,337,570
1,911,249
10,076,408
5,030
1,323,839
31,771
101,798
723
1,173,833,492
13
400,762
25,337,570
331,001
45,271
39,041
44,238
3,987
94
100,897
8,478
1,280
20,277
9,490
13,092
26,355,491
$ 1,147,478,001
52,025,614
1,125,680,114
25,337,570
$ 1,265,432,374
(117,954,373)
$ 1,147,478,001

126 - Statements of Assets and Liabilities - December 31, 2023 - Fixed Income Funds
The accompanying notes are an integral part of these financial statements.
NVIT Government
Money Market Fund
Net Assets:
Class I Shares $ 1,106,166,788
Class II Shares 232,276,501
Class IV Shares 32,317,302
Class V Shares 1,067,408,735
Class Y Shares 369,382,027
Total $ 2,807,551,353
Shares Outstanding (unlimited number of shares authorized):
Class I Shares 1,106,172,221
Class II Shares 232,276,418
Class IV Shares 32,317,451
Class V Shares 1,067,409,864
Class Y Shares 369,385,376
Total 2,807,561,330
Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares $ 1 .00
Class II Shares $ 1 .00
Class IV Shares $ 1 .00
Class V Shares $ 1 .00
Class Y Shares $ 1 .00

Fixed Income Funds - December 31, 2023 - Statements of Assets and Liabilities - 127
NVIT Loomis Short
Term Bond Fund
$ 156,137,972
183,618,149
—
—
807,721,880
$ 1,147,478,001
16,184,194
19,105,953
—
—
83,688,069
118,978,216
$ 9 .65
$ 9 .61
$ —
$ —
$ 9 .65

128 - Statements of Operations - For the Year Ended December 31, 2023 - Fixed Income Funds
The accompanying notes are an integral part of these financial statements.
NVIT Amundi Multi
Sector Bond Fund
INVESTMENT INCOME:
Interest income $ 17,373,121
Income from securities lending (Note 2) 88,362
Dividend income 50,738
Foreign tax withholding —
Total Income 17,512,221
EXPENSES:
Investment advisory fees 1,332,994
Fund administration fees 87,719
Distribution fees Class II Shares —
Distribution fees Class P Shares —
Administrative servicing fees Class I Shares 349,909
Administrative servicing fees Class II Shares —
Administrative servicing fees Class IV Shares —
Professional fees 65,222
Printing fees 2,274
Trustee fees 8,594
Custodian fees 5,669
Accounting and transfer agent fees 8,573
Compliance program costs (Note 3) 1,015
Other 3,594
Total expenses before fees waived and expenses reimbursed 1,865,563
Distribution fees waived - Class II (Note 3) —
Investment advisory fees waived (Note 3) —
Expenses reimbursed by adviser (Note 3) —
Expenses reimbursed by subadviser (Note3) —
Net Expenses 1,865,563
NET INVESTMENT INCOME 15,646,658
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (9,688,328)
Expiration or closing of futures contracts (Note 2) 4,383,899
Settlement of forward foreign currency contracts (Note 2) (207,181)
Foreign currency transactions (Note 2) (683,392)
Expiration or closing of written option contracts (Note 2) —
Expiration or closing of swap contracts (Note 2) (4,587,458)
Net realized gains (losses) (10,782,460)
Net change in unrealized appreciation/depreciation in the value of:
Investment securities 20,609,030
Futures contracts (Note 2) (3,418,266)
Forward foreign currency contracts (Note 2) 4,742
Translation of assets and liabilities denominated in foreign currencies (Note 2) 1,331
Swap contracts (Note 2) (2,593,846)
Unfunded Commitments 6,067
Net change in unrealized appreciation/depreciation 14,609,058
Net realized/unrealized gains (losses) 3,826,598
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS $ 19,473,256

Fixed Income Funds - For the Year Ended December 31, 2023 - Statements of Operations - 129
NVIT BNY Mellon
Core Plus Bond
Fund
NVIT Core Bond
Fund
NVIT DoubleLine
Total Return
Tactical Fund
NVIT Federated
High Income Bond
Fund
NVIT Government
Bond Fund
$ 75,975,036 $ 62,638,054 $ 6,776,085 $ 6,629,742 $ 12,245,083
242,322 251,380 — — 2,888
— — 319,629 — —
(1,368) — — — —
76,215,990 62,889,434 7,095,714 6,629,742 12,247,971
7,909,117 5,903,453 1,050,268 671,160 1,773,170
500,818 429,326 93,114 67,567 118,574
5,963 262,282 77,093 — 16,600
1,026,501 — — — —
46,722 25,375 — 149,041 516,689
3,578 157,370 77,093 — 9,960
— — — — 13,556
100,815 91,167 56,496 43,475 51,079
35,552 19,468 5,476 7,175 13,983
64,394 54,231 6,564 3,561 13,175
65,634 45,061 5,376 3,812 8,600
41,002 21,416 36,281 21,871 8,201
7,713 6,485 787 430 1,555
36,540 25,743 3,886 1,484 6,323
9,844,349 7,041,377 1,412,434 969,576 2,551,465
— — (30,837) — —
(197,705) — — — (54,027)
— — (188,599) (65,068) —
— — (18,954) — —
9,646,644 7,041,377 1,174,044 904,508 2,497,438
66,569,346 55,848,057 5,921,670 5,725,234 9,750,533
(44,941,953) (31,060,032) (5,367,300) (2,438,988) (10,925,314)
(2,923,751) (6,604,582) — — (48,377)
— — — — —
(19) — — — —
— 239,999 — — —
— (1,987,371) — — —
(47,865,723) (39,411,986) (5,367,300) (2,438,988) (10,973,691)
106,384,019 58,911,850 10,019,384 8,870,468 16,285,643
3,512,979 3,997,012 — — 370,349
— — — — —
110 — 2 — —
— 267,199 — — —
— — — — —
109,897,108 63,176,061 10,019,386 8,870,468 16,655,992
62,031,385 23,764,075 4,652,086 6,431,480 5,682,301
$ 128,600,731 $ 79,612,132 $ 10,573,756 $ 12,156,714 $ 15,432,834

130 - Statements of Operations - For the Year Ended December 31, 2023 - Fixed Income Funds
The accompanying notes are an integral part of these financial statements.
NVIT Government
Money Market Fund
INVESTMENT INCOME:
Interest income $ 146,403,887
Income from securities lending (Note 2) —
Total Income 146,403,887
EXPENSES:
Investment advisory fees 8,042,106
Fund administration fees 719,628
Distribution fees Class II Shares 573,009
Administrative servicing fees Class I Shares 1,688,069
Administrative servicing fees Class II Shares 343,807
Administrative servicing fees Class IV Shares 46,949
Administrative servicing fees Class V Shares 1,097,632
Professional fees 118,143
Printing fees 25,953
Trustee fees 109,859
Custodian fees 29,323
Accounting and transfer agent fees 21,279
Compliance program costs (Note 3) 12,340
Other 58,956
Total expenses before fees waived 12,887,053
Investment advisory fees waived (Note 3) —
Investment advisory fees voluntarily waived (Note 3) (772,808)
Net Expenses 12,114,245
NET INVESTMENT INCOME 134,289,642
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities —
Expiration or closing of futures contracts (Note 2) —
Expiration or closing of swap contracts (Note 2) —
Net realized gains (losses) —
Net change in unrealized appreciation/depreciation in the value of:
Investment securities —
Futures contracts (Note 2) —
Swap contracts (Note 2) —
Net change in unrealized appreciation/depreciation —
Net realized/unrealized gains (losses) —
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS $ 134,289,642

Fixed Income Funds - For the Year Ended December 31, 2023 - Statements of Operations - 131
NVIT Loomis Short
Term Bond Fund
$ 53,392,391
77,406
53,469,797
4,089,614
337,025
487,690
225,223
292,616
—
—
96,298
21,880
42,723
19,126
20,780
5,136
18,168
5,656,279
(77,018)
—
5,579,261
47,890,536
(35,244,317)
2,494,447
(1,282,371)
(34,032,241)
55,624,649
(2,067,707)
752,304
54,309,246
20,277,005
$ 68,167,541

The accompanying notes are an integral part of these financial statements.
132 - Statements of Changes in Net Assets - December 31, 2023 - Fixed Income Funds
NVIT Amundi Multi Sector Bond Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
OPERATIONS:
Net investment income $ 15,646,658 $ 12,621,506
Net realized gains (losses) (10,782,460) 12,320,517
Net change in unrealized appreciation/depreciation 14,609,058 (31,484,095)
Change in net assets resulting from operations 19,473,256 (6,542,072)
Distributions to Shareholders From:
Distributable earnings:
Class I (25,063,710) (8,491,526)
Class II — —
Class P — —
Class Y — —
Return of capital:
Class I (1,049,219) —
Change in net assets from shareholder distributions (26,112,929) (8,491,526)
Change in net assets from capital transactions 17,481,752 (34,950,343)
Change in net assets 10,842,079 (49,983,941)
Net Assets:
Beginning of year 226,193,837 276,177,778
End of year $ 237,035,916 $ 226,193,837
CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued $ 34,735,859 $ 14,652,368
Dividends reinvested 26,112,929 8,491,526
Cost of shares redeemed (43,367,036) (58,094,237)
Total Class I Shares 17,481,752 (34,950,343)
Class II Shares
Proceeds from shares issued — —
Dividends reinvested — —
Cost of shares redeemed — —
Total Class II Shares — —
Class P Shares
Proceeds from shares issued — —
Dividends reinvested — —
Cost of shares redeemed — —
Total Class P Shares — —
Class Y Shares
Proceeds from shares issued — —
Dividends reinvested — —
Cost of shares redeemed — —
Total Class Y Shares — —
Change in net assets from capital transactions $ 17,481,752 $ (34,950,343)

Fixed Income Funds - December 31, 2023 - Statements of Changes in Net Assets - 133
NVIT BNY Mellon Core Plus Bond Fund NVIT Core Bond Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
Year Ended
December 31, 2023
Year Ended
December 31, 2022
$ 66,569,346 $ 49,874,958 $ 55,848,057 $ 36,331,094
(47,865,723) (39,070,886) (39,411,986) (84,416,609)
109,897,108 (289,328,309) 63,176,061 (163,163,223)
128,600,731 (278,524,237) 79,612,132 (211,248,738)
(1,157,472) (1,216,984) (495,542) (457,722)
(92,192) (86,509) (2,901,140) (2,399,847)
(14,571,242) (16,084,824) — —
(51,060,972) (55,853,552) (50,882,596) (33,912,654)
— — — —
(66,881,878) (73,241,869) (54,279,278) (36,770,223)
14,783,093 60,467,217 323,989,162 257,598,053
76,501,946 (291,298,889) 349,322,016 9,579,092
1,760,425,287 2,051,724,176 1,359,038,002 1,349,458,910
$ 1,836,927,233 $ 1,760,425,287 $ 1,708,360,018 $ 1,359,038,002
$ 5,268,945 $ 6,280,548 $ 1,855,361 $ 6,008,516
1,157,472 1,216,984 495,542 457,722
(4,599,117) (5,400,952) (4,329,274) (4,775,829)
1,827,300 2,096,580 (1,978,371) 1,690,409
681,257 1,364,877 9,346,074 15,394,234
92,192 86,509 2,901,140 2,399,847
(403,242) (1,476,448) (15,324,379) (19,241,064)
370,207 (25,062) (3,077,165) (1,446,983)
26,737,750 19,172,020 — —
14,571,242 16,084,824 — —
(42,003,921) (73,187,306) — —
(694,929) (37,930,462) — —
62,740,142 92,950,139 377,088,563 263,556,767
51,060,972 55,853,552 50,882,596 33,912,654
(100,520,599) (52,477,530) (98,926,461) (40,114,794)
13,280,515 96,326,161 329,044,698 257,354,627
$ 14,783,093 $ 60,467,217 $ 323,989,162 $ 257,598,053

The accompanying notes are an integral part of these financial statements.
134 - Statements of Changes in Net Assets - December 31, 2023 - Fixed Income Funds
NVIT Amundi Multi Sector Bond Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
SHARE TRANSACTIONS:
Class I Shares
Issued 4,021,432 1,627,131
Reinvested 3,109,300 978,616
Redeemed (5,031,735) (6,512,928)
Total Class I Shares 2,098,997 (3,907,181)
Class II Shares
Issued — —
Reinvested — —
Redeemed — —
Total Class II Shares — —
Class P Shares
Issued — —
Reinvested — —
Redeemed — —
Total Class P Shares — —
Class Y Shares
Issued — —
Reinvested — —
Redeemed — —
Total Class Y Shares — —
Total change in shares 2,098,997 (3,907,181)

Fixed Income Funds - December 31, 2023 - Statements of Changes in Net Assets - 135
NVIT BNY Mellon Core Plus Bond Fund NVIT Core Bond Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
Year Ended
December 31, 2023
Year Ended
December 31, 2022
539,826 613,150 203,879 622,188
120,609 124,521 55,583 50,121
(473,924) (524,061) (474,706) (489,028)
186,511 213,610 (215,244) 183,281
70,412 128,794 1,029,254 1,579,547
9,460 8,721 326,883 263,664
(40,911) (139,599) (1,698,113) (2,006,125)
38,961 (2,084) (341,976) (162,914)
2,732,147 1,733,111 — —
1,510,534 1,637,672 — —
(4,288,274) (7,051,671) — —
(45,593) (3,680,888) — —
6,344,620 8,836,010 41,084,514 27,009,344
5,292,653 5,685,170 5,713,745 3,717,715
(10,316,910) (5,223,979) (10,965,720) (4,271,531)
1,320,363 9,297,201 35,832,539 26,455,528
1,500,242 5,827,839 35,275,319 26,475,895

The accompanying notes are an integral part of these financial statements.
136 - Statements of Changes in Net Assets - December 31, 2023 - Fixed Income Funds
NVIT DoubleLine Total Return Tactical Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
OPERATIONS:
Net investment income $ 5,921,670 $ 5,764,296
Net realized losses (5,367,300) (8,436,656)
Net change in unrealized appreciation/depreciation 10,019,386 (23,927,190)
Change in net assets resulting from operations 10,573,756 (26,599,550)
Distributions to Shareholders From:
Distributable earnings:
Class I (174) (162)
Class II (1,061,845) (798,134)
Class IV — —
Class Y (5,347,385) (5,165,940)
Change in net assets from shareholder distributions (6,409,404) (5,964,236)
Change in net assets from capital transactions 5,856,731 6,917,255
Change in net assets 10,021,083 (25,646,531)
Net Assets:
Beginning of year 178,107,899 203,754,430
End of year $ 188,128,982 $ 178,107,899
CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued $ — $ —
Dividends reinvested 174 162
Cost of shares redeemed — —
Total Class I Shares 174 162
Class II Shares
Proceeds from shares issued 10,253,923 11,404,429
Dividends reinvested 1,061,845 798,134
Cost of shares redeemed (4,528,750) (5,748,488)
Total Class II Shares 6,787,018 6,454,075
Class IV Shares
Proceeds from shares issued — —
Dividends reinvested — —
Cost of shares redeemed — —
Total Class IV Shares — —
Class Y Shares
Proceeds from shares issued 13,847,438 9,895,474
Dividends reinvested 5,347,385 5,165,940
Cost of shares redeemed (20,125,284) (14,598,396)
Total Class Y Shares (930,461) 463,018
Change in net assets from capital transactions $ 5,856,731 $ 6,917,255

Fixed Income Funds - December 31, 2023 - Statements of Changes in Net Assets - 137
NVIT Federated High Income Bond Fund NVIT Government Bond Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
Year Ended
December 31, 2023
Year Ended
December 31, 2022
$ 5,725,234 $ 5,847,957 $ 9,750,533 $ 7,204,203
(2,438,988) (2,735,351) (10,973,691) (9,453,069)
8,870,468 (18,185,378) 16,655,992 (50,718,438)
12,156,714 (15,072,772) 15,432,834 (52,967,304)
(5,848,190) (5,708,979) (9,284,467) (7,058,593)
— — (159,141) (127,161)
— — (240,770) (205,111)
— — (151) (120)
(5,848,190) (5,708,979) (9,684,529) (7,390,985)
(2,723,313) (3,016,475) 17,021,446 (28,649,843)
3,585,211 (23,798,226) 22,769,751 (89,008,132)
97,254,262 121,052,488 336,326,507 425,334,639
$ 100,839,473 $ 97,254,262 $ 359,096,258 $ 336,326,507
$ 10,419,550 $ 37,813,578 $ 86,116,687 $ 39,620,810
5,848,190 5,708,979 9,284,467 7,058,593
(18,991,053) (46,539,032) (77,535,322) (72,777,512)
(2,723,313) (3,016,475) 17,865,832 (26,098,109)
— — 472,592 3,794,354
— — 159,141 127,161
— — (1,151,732) (5,322,623)
— — (519,999) (1,401,108)
— — 1,133,312 615,129
— — 240,770 205,111
— — (1,698,620) (1,970,986)
— — (324,538) (1,150,746)
— — — —
— — 151 120
— — — —
— — 151 120
$ (2,723,313) $ (3,016,475) $ 17,021,446 $ (28,649,843)

The accompanying notes are an integral part of these financial statements.
138 - Statements of Changes in Net Assets - December 31, 2023 - Fixed Income Funds
NVIT DoubleLine Total Return Tactical Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
SHARE TRANSACTIONS:
Class I Shares
Issued — —
Reinvested 20 19
Redeemed — —
Total Class I Shares 20 19
Class II Shares
Issued 1,210,860 1,239,591
Reinvested 127,999 94,180
Redeemed (539,391) (642,655)
Total Class II Shares 799,468 691,116
Class IV Shares
Issued — —
Reinvested — —
Redeemed — —
Total Class IV Shares — —
Class Y Shares
Issued 1,622,615 1,099,475
Reinvested 642,937 608,178
Redeemed (2,359,680) (1,621,396)
Total Class Y Shares (94,128) 86,257
Total change in shares 705,360 777,392

Fixed Income Funds - December 31, 2023 - Statements of Changes in Net Assets - 139
NVIT Federated High Income Bond Fund NVIT Government Bond Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
Year Ended
December 31, 2023
Year Ended
December 31, 2022
1,833,019 5,972,116 9,068,225 3,854,117
1,039,436 1,027,705 1,005,223 748,690
(3,326,902) (7,617,874) (8,241,829) (7,288,281)
(454,447) (618,053) 1,831,619 (2,685,474)
— — 50,166 371,365
— — 17,269 13,494
— — (123,462) (545,139)
— — (56,027) (160,280)
— — 119,672 61,515
— — 26,097 21,756
— — (180,835) (196,708)
— — (35,066) (113,437)
— — — —
— — 16 13
— — — —
— — 16 13
(454,447) (618,053) 1,740,542 (2,959,178)

The accompanying notes are an integral part of these financial statements.
140 - Statements of Changes in Net Assets - December 31, 2023 - Fixed Income Funds
NVIT Government Money Market Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
OPERATIONS:
Net investment income $ 134,289,642 $ 32,453,535
Net realized gains (losses) — 187
Net change in unrealized appreciation/depreciation — —
Change in net assets resulting from operations 134,289,642 32,453,722
Distributions to Shareholders From:
Distributable earnings:
Class I (52,322,442) (14,867,233)
Class II (10,060,431) (2,972,118)
Class IV (1,456,077) (431,328)
Class V (52,283,057) (8,751,260)
Class Y (18,167,939) (5,482,489)
Return of capital:
Class I — —
Class II — —
Class Y — —
Change in net assets from shareholder distributions (134,289,946) (32,504,428)
Change in net assets from capital transactions 317,593,831 502,856,316
Change in net assets 317,593,527 502,805,610
Net Assets:
Beginning of year 2,489,957,826 1,987,152,216
End of year $ 2,807,551,353 $ 2,489,957,826
CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued $ 375,398,034 $ 687,087,710
Dividends reinvested 52,322,442 14,867,233
Cost of shares redeemed (439,152,069) (513,558,663)
Total Class I Shares (11,431,593) 188,396,280
Class II Shares
Proceeds from shares issued 214,377,118 396,855,248
Dividends reinvested 10,060,431 2,972,118
Cost of shares redeemed (253,511,839) (281,867,728)
Total Class II Shares (29,074,290) 117,959,638
Class IV Shares
Proceeds from shares issued 10,081,298 13,668,920
Dividends reinvested 1,456,077 431,328
Cost of shares redeemed (10,675,181) (16,694,156)
Total Class IV Shares 862,194 (2,593,908)
Class V Shares
Proceeds from shares issued 1,877,066,332 604,540,914
Dividends reinvested 52,283,057 8,751,260
Cost of shares redeemed (1,535,061,661) (619,098,232)
Total Class V Shares 394,287,728 (5,806,058)
Class Y Shares
Proceeds from shares issued 383,929,005 592,226,786
Dividends reinvested 18,167,939 5,482,489
Cost of shares redeemed (439,147,152) (392,808,911)
Total Class Y Shares (37,050,208) 204,900,364
Change in net assets from capital transactions $ 317,593,831 $ 502,856,316

Fixed Income Funds - December 31, 2023 - Statements of Changes in Net Assets - 141
NVIT Loomis Short Term Bond Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
$ 47,890,536 $ 27,651,989
(34,032,241) (70,347,458)
54,309,246 (44,510,268)
68,167,541 (87,205,737)
(5,836,588) (2,532,249)
(6,573,515) (2,543,278)
— —
— —
(31,872,936) (15,362,775)
— (1,077,550)
— (1,082,244)
— (6,537,337)
(44,283,039) (29,135,433)
(52,764,351) (441,141,576)
(28,879,849) (557,482,746)
1,176,357,850 1,733,840,596
$ 1,147,478,001 $ 1,176,357,850
$ 5,176,461 $ 8,760,955
5,836,588 3,609,799
(6,109,741) (42,593,444)
4,903,308 (30,222,690)
15,067,910 47,120,522
6,573,515 3,625,522
(38,754,628) (41,503,748)
(17,113,203) 9,242,296
— —
— —
— —
— —
— —
— —
— —
— —
34,268,720 10,160,173
31,872,936 21,900,112
(106,696,112) (452,221,467)
(40,554,456) (420,161,182)
$ (52,764,351) $ (441,141,576)

The accompanying notes are an integral part of these financial statements.
142 - Statements of Changes in Net Assets - December 31, 2023 - Fixed Income Funds
NVIT Government Money Market Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
SHARE TRANSACTIONS:
Class I Shares
Issued 375,398,035 687,087,710
Reinvested 52,322,661 14,867,239
Redeemed (439,152,070) (513,558,663)
Total Class I Shares (11,431,374) 188,396,286
Class II Shares
Issued 214,377,118 396,855,248
Reinvested 10,060,743 2,972,127
Redeemed (253,511,839) (281,867,728)
Total Class II Shares (29,073,978) 117,959,647
Class IV Shares
Issued 10,081,298 13,668,660
Reinvested 1,456,085 431,327
Redeemed (10,675,180) (16,694,156)
Total Class IV Shares 862,203 (2,594,169)
Class V Shares
Issued 1,877,065,976 604,540,914
Reinvested 52,282,810 8,751,504
Redeemed (1,535,061,661) (619,098,233)
Total Class V Shares 394,287,125 (5,805,815)
Class Y Shares
Issued 383,929,005 592,226,786
Reinvested 18,168,001 5,482,492
Redeemed (439,147,152) (392,808,911)
Total Class Y Shares (37,050,146) 204,900,367
Total change in shares 317,593,830 502,856,316

Fixed Income Funds - December 31, 2023 - Statements of Changes in Net Assets - 143
NVIT Loomis Short Term Bond Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
537,325 900,040
611,802 380,738
(632,877) (4,386,236)
516,250 (3,105,458)
1,580,760 4,920,114
691,949 383,940
(4,028,370) (4,255,336)
(1,755,661) 1,048,718
— —
— —
— —
— —
— —
— —
— —
— —
3,550,297 1,027,881
3,340,979 2,309,657
(10,998,494) (45,943,837)
(4,107,218) (42,606,299)
(5,346,629) (44,663,039)

144 - Financial Highlights - December 31, 2023 - Fixed Income Funds
The accompanying notes are an integral part of these financial statements.
T
NVIT Amundi Multi Sector Bond Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Return of
Capital
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)
Portfolio
Turnover(b)
Class I Shares
12/31/2023 $ 8.61 $ 0.59 $ 0.13 $ 0.72 $ (0.44) $ (0.49) $ (0.04) $ (0.97) $ 8.36 8.70% $ 237,036 0.80% 6.71% 0.80% 66.00%
12/31/2022 9.15 0.45 (0.66) (0.21) (0.33) — — (0.33) 8.61 (2.30)% 226,194 0.82% 5.08% 0.82% 73.91%
12/31/2021 9.20 0.40 0.08 0.48 (0.53) — — (0.53) 9.15 5.24% 276,178 0.82% 4.23% 0.82% 89.90%
12/31/2020 9.14 0.40 (0.03) 0.37 (0.31) — — (0.31) 9.20 4.06% 275,487 0.83% 4.61% 0.83% 101.62%
12/31/2019 8.79 0.39 0.41 0.80 (0.44) — (0.01) (0.45) 9.14 9.17% 284,162 0.82% 4.28% 0.82% 212.51%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.

Fixed Income Funds - December 31, 2023 - Financial Highlights - 145
The accompanying notes are an integral part of these financial statements.
NVIT BNY Mellon Core Plus Bond Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)(e)
Portfolio
Turnover(b)(f)
Class I Shares
12/31/2023 $ 9.55 $ 0.36 $ 0.33 $ 0.69 $ (0.36) $ — $ (0.36) $ 9.88 7.40% $ 32,728 0.63% 3.65% 0.64% 30.83%
12/31/2022 11.49 0.27 (1.81) (1.54) (0.27) (0.13) (0.40) 9.55 (13.46)% 29,849 0.63% 2.60% 0.64% 97.87%
12/31/2021 12.24 0.23 (0.31) (0.08) (0.24) (0.43) (0.67) 11.49 (0.72)% 33,483 0.64% 1.91% 0.64% 233.40%
12/31/2020 11.52 0.28 0.79 1.07 (0.35) — (0.35) 12.24 9.31% 12,665 0.65% 2.29% 0.65% 201.93%
12/31/2019 10.82 0.32 0.75 1.07 (0.37) — (0.37) 11.52 9.89% 9,073 0.65% 2.78% 0.65% 173.78%
Class II Shares
12/31/2023 9.69 0.34 0.34 0.68 (0.34) — (0.34) 10.03 7.17% 2,774 0.88% 3.40% 0.89% 30.83%
12/31/2022 11.66 0.24 (1.83) (1.59) (0.25) (0.13) (0.38) 9.69 (13.75)% 2,303 0.88% 2.33% 0.89% 97.87%
12/31/2021 12.23 0.22 (0.33) (0.11) (0.03) (0.43) (0.46) 11.66 (0.93)% 2,796 0.89% 1.80% 0.90% 233.40%
12/31/2020 11.51 0.25 0.79 1.04 (0.32) — (0.32) 12.23 9.04% 97,903 0.90% 2.05% 0.90% 201.93%
12/31/2019 10.81 0.29 0.75 1.04 (0.34) — (0.34) 11.51 9.59% 79,674 0.90% 2.55% 0.90% 173.78%
Class P Shares
12/31/2023 9.59 0.35 0.34 0.69 (0.35) — (0.35) 9.93 7.36% 419,960 0.73% 3.55% 0.74% 30.83%
12/31/2022 11.54 0.25 (1.81) (1.56) (0.26) (0.13) (0.39) 9.59 (13.60)% 406,203 0.73% 2.46% 0.74% 97.87%
12/31/2021(g) 11.91 0.05 (0.21) (0.16) (0.21) — (0.21) 11.54 (1.36)% 531,352 0.73% 1.55% 0.74% 233.40%
Class Y Shares
12/31/2023 9.59 0.37 0.35 0.72 (0.38) — (0.38) 9.93 7.63% 1,381,464 0.48% 3.80% 0.49% 30.83%
12/31/2022 11.55 0.28 (1.82) (1.54) (0.29) (0.13) (0.42) 9.59 (13.44)% 1,322,071 0.48% 2.74% 0.49% 97.87%
12/31/2021 12.28 0.26 (0.31) (0.05) (0.25) (0.43) (0.68) 11.55 (0.50)% 1,484,094 0.49% 2.13% 0.50% 233.40%
12/31/2020 11.56 0.30 0.79 1.09 (0.37) — (0.37) 12.28 9.41% 1,562,720 0.50% 2.46% 0.50% 201.93%
12/31/2019 10.85 0.34 0.75 1.09 (0.38) — (0.38) 11.56 10.08% 1,599,473 0.50% 2.96% 0.50% 173.78%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) For the period from September 23, 2021 (commencement of operations) through December 31, 2021. Total return is calculated based on inception date of September 22,
2021 through December 31, 2021.

146 - Financial Highlights - December 31, 2023 - Fixed Income Funds
The accompanying notes are an integral part of these financial statements.
NVIT Core Bond Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)
Portfolio
Turnover(b)(e)
Class I Shares
12/31/2023 $ 8.98 $ 0.32 $ 0.14 $ 0.46 $ (0.29) $ — $ (0.29) $ 9.15 5.19% $ 16,062 0.59% 3.57% 0.59% 37.32%
12/31/2022 10.80 0.24 (1.82) (1.58) (0.23) (0.01) (0.24) 8.98 (14.69)% 17,682 0.59% 2.54% 0.59% 107.55%
12/31/2021 11.45 0.19 (0.30) (0.11) (0.22) (0.32) (0.54) 10.80 (1.03)% 19,294 0.59% 1.71% 0.59% 132.82%
12/31/2020 11.01 0.25 0.52 0.77 (0.30) (0.03) (0.33) 11.45 7.01% 22,973 0.60% 2.20% 0.60% 67.80%
12/31/2019 10.41 0.31 0.62 0.93 (0.33) — (0.33) 11.01 8.94% 19,227 0.59% 2.78% 0.59% 43.79%
Class II Shares
12/31/2023 8.94 0.30 0.14 0.44 (0.26) — (0.26) 9.12 5.05% 101,724 0.84% 3.33% 0.84% 37.32%
12/31/2022 10.76 0.22 (1.83) (1.61) (0.20) (0.01) (0.21) 8.94 (14.98)% 102,818 0.84% 2.26% 0.84% 107.55%
12/31/2021 11.41 0.16 (0.30) (0.14) (0.19) (0.32) (0.51) 10.76 (1.25)% 125,449 0.84% 1.45% 0.84% 132.82%
12/31/2020 10.97 0.22 0.53 0.75 (0.28) (0.03) (0.31) 11.41 6.77% 113,409 0.85% 1.95% 0.85% 67.80%
12/31/2019 10.37 0.28 0.62 0.90 (0.30) — (0.30) 10.97 8.70% 104,839 0.84% 2.54% 0.84% 43.79%
Class Y Shares
12/31/2023 8.97 0.34 0.13 0.47 (0.30) — (0.30) 9.14 5.36% 1,590,575 0.44% 3.75% 0.44% 37.32%
12/31/2022 10.79 0.26 (1.83) (1.57) (0.24) (0.01) (0.25) 8.97 (14.58)% 1,238,538 0.44% 2.69% 0.44% 107.55%
12/31/2021 11.44 0.21 (0.31) (0.10) (0.23) (0.32) (0.55) 10.79 (0.88)% 1,204,716 0.44% 1.85% 0.44% 132.82%
12/31/2020 11.00 0.27 0.52 0.79 (0.32) (0.03) (0.35) 11.44 7.17% 1,250,407 0.45% 2.36% 0.45% 67.80%
12/31/2019 10.40 0.32 0.63 0.95 (0.35) — (0.35) 11.00 9.09% 1,297,030 0.44% 2.94% 0.44% 43.79%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Fixed Income Funds - December 31, 2023 - Financial Highlights - 147
The accompanying notes are an integral part of these financial statements.
NVIT DoubleLine Total Return Tactical Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)(e)
Portfolio
Turnover(b)(f)
Class I Shares
12/31/2023 $ 8.54 $ 0.29 $ 0.21 $ 0.50 $ (0.30) $ — $ (0.30) $ 8.74 6.02%(g) $ 5 0.57% 3.36% 0.67% 83.14%
12/31/2022 10.12 0.29 (1.58) (1.29) (0.29) — (0.29) 8.54 (12.75)%(g) 5 0.59% 3.12% 0.70% 103.94%
12/31/2021 10.41 0.22 (0.22) — (0.26) (0.03) (0.29) 10.12 (0.04)% 6 0.62% 2.16% 0.73% 113.27%
12/31/2020 10.05 0.21 0.17 0.38 (0.02) — (0.02) 10.41 3.83% 6 0.83% 2.11% 0.95% 48.77%
12/31/2019 9.72 0.27 0.40 0.67 (0.34) — (0.34) 10.05 6.87% 472 0.81% 2.60% 0.96% 50.92%
Class II Shares
12/31/2023 8.32 0.26 0.20 0.46 (0.27) — (0.27) 8.51 5.66% 34,205 0.98% 3.02% 1.19% 83.14%
12/31/2022 9.88 0.25 (1.55) (1.30) (0.26) — (0.26) 8.32 (13.21)% 26,805 0.98% 2.74% 1.20% 103.94%
12/31/2021 10.18 0.18 (0.22) (0.04) (0.23) (0.03) (0.26) 9.88 (0.45)% 24,995 0.98% 1.77% 1.20% 113.27%
12/31/2020 10.04 0.20 0.18 0.38 (0.24) — (0.24) 10.18 3.74% 18,236 0.98% 2.00% 1.20% 48.77%
12/31/2019 9.72 0.26 0.38 0.64 (0.32) — (0.32) 10.04 6.59% 12,914 0.98% 2.57% 1.22% 50.92%
Class Y Shares
12/31/2023 8.34 0.28 0.22 0.50 (0.31) — (0.31) 8.53 6.05% 153,919 0.58% 3.32% 0.69% 83.14%
12/31/2022 9.90 0.28 (1.55) (1.27) (0.29) — (0.29) 8.34 (12.84)% 151,298 0.58% 3.12% 0.70% 103.94%
12/31/2021 10.19 0.22 (0.22) — (0.26) (0.03) (0.29) 9.90 —% 178,754 0.58% 2.20% 0.70% 113.27%
12/31/2020 10.05 0.24 0.17 0.41 (0.27) — (0.27) 10.19 4.09% 180,343 0.58% 2.40% 0.70% 48.77%
12/31/2019 9.72 0.30 0.38 0.68 (0.35) — (0.35) 10.05 7.04% 172,516 0.58% 3.00% 0.72% 50.92%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

148 - Financial Highlights - December 31, 2023 - Fixed Income Funds
The accompanying notes are an integral part of these financial statements.
NVIT Federated High Income Bond Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)(e)
Portfolio
Turnover(b)
Class I Shares
12/31/2023 $ 5.44 $ 0.33 $ 0.37 $ 0.70 $ (0.35) $ — $ (0.35) $ 5.79 13.13% $ 100,839 0.91% 5.76% 0.98% 14.98%
12/31/2022 6.55 0.32 (1.10) (0.78) (0.33) — (0.33) 5.44 (11.93)% 97,254 0.91% 5.30% 0.97% 40.07%
12/31/2021 6.55 0.30 0.02 0.32 (0.32) — (0.32) 6.55 4.96% 121,052 0.91% 4.45% 0.98% 40.26%
12/31/2020 6.51 0.31 0.08 0.39 (0.35) — (0.35) 6.55 6.02% 121,242 0.91% 4.95% 0.98% 39.93%
12/31/2019 6.01 0.34 0.54 0.88 (0.38) — (0.38) 6.51 14.74% 130,650 0.91% 5.27% 0.96% 29.22%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Fixed Income Funds - December 31, 2023 - Financial Highlights - 149
The accompanying notes are an integral part of these financial statements.
NVIT Government Bond Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)(e)
Portfolio
Turnover(b)(f)
Class I Shares
12/31/2023 $ 9.30 $ 0.26 $ 0.17 $ 0.43 $ (0.26) $ — $ (0.26) $ 9.47 4.70% $ 343,593 0.69% 2.71% 0.70% 73.73%
12/31/2022 10.87 0.19 (1.55) (1.36) (0.21) — (0.21) 9.30 (12.55)% 320,262 0.70% 1.92% 0.71% 68.52%
12/31/2021 11.29 0.14 (0.37) (0.23) (0.19) — (0.19) 10.87 (2.08)% 403,595 0.70% 1.27% 0.71% 73.45%
12/31/2020 10.87 0.19 0.47 0.66 (0.24) — (0.24) 11.29 6.08% 428,406 0.69% 1.65% 0.71% 59.09%
12/31/2019 10.47 0.24 0.42 0.66 (0.26) — (0.26) 10.87 6.27% 440,832 0.69% 2.17% 0.71% 50.89%
Class II Shares
12/31/2023 9.28 0.23 0.18 0.41 (0.24) — (0.24) 9.45 4.44% 6,364 0.94% 2.45% 0.95% 73.73%
12/31/2022 10.83 0.16 (1.54) (1.38) (0.17) — (0.17) 9.28 (12.74)% 6,766 0.95% 1.66% 0.96% 68.52%
12/31/2021 11.26 0.11 (0.37) (0.26) (0.17) — (0.17) 10.83 (2.36)% 9,637 0.95% 1.01% 0.96% 73.45%
12/31/2020 10.82 0.16 0.47 0.63 (0.19) — (0.19) 11.26 5.79% 7,380 0.94% 1.41% 0.96% 59.09%
12/31/2019 10.43 0.20 0.43 0.63 (0.24) — (0.24) 10.82 6.01% 11,657 0.94% 1.88% 0.95% 50.89%
Class IV Shares
12/31/2023 9.29 0.25 0.18 0.43 (0.26) — (0.26) 9.46 4.71% 9,134 0.69% 2.70% 0.70% 73.73%
12/31/2022 10.86 0.19 (1.55) (1.36) (0.21) — (0.21) 9.29 (12.56)% 9,293 0.70% 1.92% 0.71% 68.52%
12/31/2021 11.28 0.14 (0.37) (0.23) (0.19) — (0.19) 10.86 (2.08)% 12,096 0.70% 1.27% 0.71% 73.45%
12/31/2020 10.86 0.19 0.47 0.66 (0.24) — (0.24) 11.28 6.09% 12,283 0.69% 1.65% 0.71% 59.09%
12/31/2019 10.47 0.24 0.41 0.65 (0.26) — (0.26) 10.86 6.18% 12,169 0.69% 2.17% 0.71% 50.89%
Class Y Shares
12/31/2023 9.27 0.27 0.18 0.45 (0.27) — (0.27) 9.45 4.98%(g) 5 0.54% 2.86% 0.54% 73.73%
12/31/2022 10.84 0.20 (1.55) (1.35) (0.22) — (0.22) 9.27 (12.45)%(g) 5 0.56% 2.01% 0.56% 68.52%
12/31/2021 11.28 0.15 (0.39) (0.24) (0.20) — (0.20) 10.84 (2.11)%(g) 6 0.56% 1.38% 0.56% 73.45%
12/31/2020 10.87 0.20 0.47 0.67 (0.26) — (0.26) 11.28 6.15% 6 0.56% 1.73% 0.56% 59.09%
12/31/2019 10.47 0.25 0.42 0.67 (0.27) — (0.27) 10.87 6.43% 6 0.56% 2.30% 0.56% 50.89%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

150 - Financial Highlights - December 31, 2023 - Fixed Income Funds
The accompanying notes are an integral part of these financial statements.
NVIT Government Money Market Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)(e)
Class I Shares
12/31/2023 $ 1.00 $ 0.05 $ — $ 0.05 $ (0.05) $ — $ (0.05) $ 1.00 4.75% $ 1,106,167 0.44% 4.65% 0.47%
12/31/2022 1.00 0.01 — 0.01 (0.01) — (0.01) 1.00 1.30% 1,117,598 0.37% 1.37% 0.48%
12/31/2021 1.00 — — — — — — 1.00 —% 929,226 0.07% —% 0.49%
12/31/2020 1.00 — — — — — — 1.00 0.24% 963,920 0.29% 0.21% 0.49%
12/31/2019 1.00 0.02 — 0.02 (0.02) — (0.02) 1.00 1.78% 795,519 0.49% 1.77% 0.49%
Class II Shares
12/31/2023 1.00 0.04 — 0.04 (0.04) — (0.04) 1.00 4.49% 232,277 0.69% 4.39% 0.72%
12/31/2022 1.00 0.01 — 0.01 (0.01) — (0.01) 1.00 1.13% 261,351 0.57% 1.28% 0.73%
12/31/2021 1.00 — — — — — — 1.00 —% 143,396 0.07% —% 0.74%
12/31/2020 1.00 — — — — — — 1.00 0.18% 158,709 0.36% 0.14% 0.74%
12/31/2019 1.00 0.02 — 0.02 (0.02) — (0.02) 1.00 1.53% 130,429 0.74% 1.53% 0.74%
Class IV Shares
12/31/2023 1.00 0.05 — 0.05 (0.05) — (0.05) 1.00 4.75% 32,317 0.44% 4.65% 0.47%
12/31/2022 1.00 0.01 — 0.01 (0.01) — (0.01) 1.00 1.30% 31,455 0.36% 1.27% 0.48%
12/31/2021 1.00 — — — — — — 1.00 —% 34,050 0.07% —% 0.49%
12/31/2020 1.00 — — — — — — 1.00 0.24% 34,976 0.30% 0.23% 0.49%
12/31/2019 1.00 0.02 — 0.02 (0.02) — (0.02) 1.00 1.78% 30,997 0.49% 1.77% 0.49%
Class V Shares
12/31/2023 1.00 0.05 — 0.05 (0.05) — (0.05) 1.00 4.80% 1,067,409 0.39% 4.76% 0.42%
12/31/2022 1.00 0.01 — 0.01 (0.01) — (0.01) 1.00 1.33% 673,122 0.33% 1.30% 0.43%
12/31/2021 1.00 — — — — — — 1.00 —% 678,941 0.07% —% 0.44%
12/31/2020 1.00 — — — — — — 1.00 0.26% 664,192 0.28% 0.26% 0.44%
12/31/2019 1.00 0.02 — 0.02 (0.02) — (0.02) 1.00 1.83% 619,588 0.44% 1.81% 0.44%
Class Y Shares
12/31/2023 1.00 0.05 — 0.05 (0.05) — (0.05) 1.00 4.90% 369,382 0.29% 4.80% 0.32%
12/31/2022 1.00 0.02 — 0.02 (0.02) — (0.02) 1.00 1.40% 406,432 0.27% 1.61% 0.33%
12/31/2021 1.00 — — — — — — 1.00 —% 201,539 0.07% —% 0.34%
12/31/2020 1.00 — — — — — — 1.00 0.29% 134,722 0.24% 0.15% 0.34%
12/31/2019 1.00 0.02 — 0.02 (0.02) — (0.02) 1.00 1.94% 45,731 0.34% 1.72% 0.34%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Fixed Income Funds - December 31, 2023 - Financial Highlights - 151
The accompanying notes are an integral part of these financial statements.
NVIT Loomis Short Term Bond Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Return of
Capital
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)(e)
Portfolio
Turnover(b)(f)
Class I Shares
12/31/2023 $ 9.47 $ 0.39 $ 0.17 $ 0.56 $ (0.38) $ — $ — $ (0.38) $ 9.65 5.95% $ 156,138 0.54% 4.03% 0.55% 209.72%
12/31/2022 10.26 0.20 (0.75) (0.55) (0.17) — (0.07) (0.24) 9.47 (5.39)% 148,307 0.56% 1.99% 0.56% 80.96%
12/31/2021 10.43 0.10 (0.14) (0.04) (0.13) — — (0.13) 10.26 (0.35)%(g) 192,608 0.54% 0.99% 0.54% 140.94%
12/31/2020 10.31 0.15 0.17 0.32 (0.20) — — (0.20) 10.43 3.10%(g) 60,056 0.54% 1.48% 0.54% 72.41%
12/31/2019 10.13 0.24 0.20 0.44 (0.26) — — (0.26) 10.31 4.33% 129,712 0.54% 2.29% 0.54% 50.59%
Class II Shares
12/31/2023 9.43 0.36 0.17 0.53 (0.35) — — (0.35) 9.61 5.69% 183,618 0.79% 3.75% 0.80% 209.72%
12/31/2022 10.22 0.17 (0.75) (0.58) (0.15) — (0.06) (0.21) 9.43 (5.67)% 196,691 0.81% 1.77% 0.81% 80.96%
12/31/2021 10.39 0.08 (0.14) (0.06) (0.11) — — (0.11) 10.22 (0.59)% 202,459 0.79% 0.74% 0.79% 140.94%
12/31/2020 10.27 0.13 0.16 0.29 (0.17) — — (0.17) 10.39 2.83% 188,135 0.79% 1.26% 0.79% 72.41%
12/31/2019 10.09 0.21 0.20 0.41 (0.23) — — (0.23) 10.27 4.09% 172,947 0.79% 2.02% 0.79% 50.59%
Class Y Shares
12/31/2023 9.47 0.40 0.17 0.57 (0.39) — — (0.39) 9.65 6.11% 807,722 0.39% 4.17% 0.40% 209.72%
12/31/2022 10.27 0.21 (0.76) (0.55) (0.17) — (0.08) (0.25) 9.47 (5.32)% 831,360 0.40% 2.10% 0.40% 80.96%
12/31/2021 10.44 0.12 (0.14) (0.02) (0.15) — — (0.15) 10.27 (0.19)% 1,338,774 0.39% 1.14% 0.39% 140.94%
12/31/2020 10.31 0.17 0.17 0.34 (0.21) — — (0.21) 10.44 3.32% 1,487,905 0.39% 1.67% 0.39% 72.41%
12/31/2019 10.13 0.25 0.20 0.45 (0.27) — — (0.27) 10.31 4.48% 1,513,639 0.39% 2.43% 0.39% 50.59%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

152 - Notes to Financial Statements - December 31, 2023 - Fixed Income Funds
1. Organization
Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended
(the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of
Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2023, the Trust operates sixty-nine (69) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the eight (8) series listed below (each, a “Fund”; collectively, the “Funds”).
Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide
Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide
Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.
NVIT Amundi Multi Sector Bond Fund ("Multi Sector Bond")
NVIT BNY Mellon Core Plus Bond Fund ("Core Plus Bond")
NVIT Core Bond Fund ("Core Bond")
NVIT DoubleLine Total Return Tactical Fund ("Total Return Tactical")
NVIT Federated High Income Bond Fund ("High Income Bond")
NVIT Government Bond Fund ("Government Bond")
NVIT Government Money Market Fund ("Government Money Market")
NVIT Loomis Short Term Bond Fund (formerly, NVIT Short Term Bond Fund) ("Short Term Bond")
Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and
Nationwide Life and Annuity Insurance Company (“NLAIC”), a wholly owned subsidiary of NLIC, hold shares of High Income Bond.
Shares of Core Plus Bond and Total Return Tactical are held by separate accounts established by NLIC and NLAIC, other affiliated insurance companies, and other series of the Trust that operate as fund-of-funds, such as the NVIT Blueprint Funds. Shares of
Core Bond are held by separate accounts established by NLIC and NLAIC and series of the Trust that operate as a fund-of-funds, such as the NVIT Blueprint Funds. Shares of Multi Sector Bond , Government Bond, and Government Money Market are held by separate accounts established by NLIC and NLAIC and other affiliated insurance companies. Shares of Short Term Bond are held by separate accounts established by NLIC and NLAIC and series of the Trust that operate as a fund-of-funds, such as the NVIT
Blueprint Funds and NVIT Investor Destinations Funds.
The Funds, as applicable, currently offer Class I, Class II, Class IV, Class P, Class V, and Class Y shares. Each share class of a
Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.
Government Money Market seeks to maintain a stable price of $1.00 per share by using the amortized cost method of valuation to value portfolio securities. Government Money Market invests primarily in a portfolio of U.S. government securities and repurchase agreements that are collateralized fully by cash or U.S. government securities, and which mature in 397 calendar days or less, with certain exceptions permitted by applicable regulations. U.S. Government securities are debt securities issued and/or guaranteed as to principal and interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States. Government Money Market will limit investments to those securities that are Eligible Securities as defined by applicable regulations at the time of purchase.
Government Money Market operates as a "Government Money Market Fund," as defined in Rule 2a-7 under the 1940 Act. This means that Government Money Market invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by U.S. government securities or cash, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds. Under normal circumstances, Government Money Market invests at least
80% of its net assets, excluding cash, in U.S. government securities and repurchase agreements that are fully collateralized by
U.S. government securities.
Government Money Market does not currently intend to impose liquidity fees or redemption gates on shareholder redemptions.
However, the Board of Trustees of the Trust (“Board of Trustees”) may reserve the ability to subject Government Money Market to a liquidity fee and/or redemption gate in the future, after providing prior notice to shareholders. Because Government Money Market invests in short-term securities, Government Money Market’s subadviser generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities.

Fixed Income Funds - December 31, 2023 - Notes to Financial Statements - 153
Each Fund, except Total Return Tactical, is a diversified fund as defined in the 1940 Act. Total Return Tactical is a non-diversified fund, as defined in the 1940 Act.
Effective March 20, 2023, NVIT Short Term Bond Fund was renamed "NVIT Loomis Short Term Bond Fund".
2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial
Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946.
The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.
(a) Security Valuation
U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees,
NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.
The three levels of the hierarchy are summarized as follows.
Level 1 — Quoted prices in active markets for identical assets
Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)
Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.
An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.
Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time”.
Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds ("ETFs") are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S.
federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-
end management investment companies, shares of ETFs and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.
Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as

154 - Notes to Financial Statements - December 31, 2023 - Fixed Income Funds
Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.
Municipal securities are valued as determined by an independent pricing service. The independent pricing service utilizes internal models and uses observable inputs such as: (i) yields or prices of municipal securities of comparable quality, coupon, maturity and type; (ii) indications as to values from dealers; and (iii) general market conditions. Municipal securities are generally categorized as Level 2 investments within the hierarchy.
Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.
Securities held by Government Money Market are valued at amortized cost, which approximates fair value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. Government Money Market’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.
The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.
Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii)
an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.
The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security;
(iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The
FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.
Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S.
dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.
The following tables provide a summary of the inputs used to value the Funds’ net assets as of December 31, 2023. Please refer to the Statements of Investments for additional information on portfolio holdings.
Multi Sector Bond
Level 1 Level 2 Level 3 Total
Assets:
Asset-Backed Securities $ – $ 17,360,158 $ – $ 17,360,158
Collateralized Mortgage Obligations – 34,551,287 – 34,551,287
Commercial Mortgage-Backed Securities – 18,026,261 – 18,026,261

Fixed Income Funds - December 31, 2023 - Notes to Financial Statements - 155
Level 1 Level 2 Level 3 Total
Assets:
Common Stocks $ – $ – $ 566,719 $ 566,719
Convertible Bond – 1,545,254 – 1,545,254
Corporate Bonds
Automobiles – 2,507,446 – 2,507,446
Banks – 35,038,327 – 35,038,327
Capital Markets – 8,048,308 – 8,048,308
Chemicals – 2,946,974 – 2,946,974
Commercial Services & Supplies – 1,058,586 – 1,058,586
Consumer Finance – 12,346,302 – 12,346,302
Distributors – 1,234,530 – 1,234,530
Diversified REITs – 1,537,602 – 1,537,602
Diversified Telecommunication Services – 3,089,394 – 3,089,394
Electric Utilities – 3,380,157 – 3,380,157
Electrical Equipment – 2,079,423 – 2,079,423
Energy Equipment & Services – 756,150 – 756,150
Financial Services – 14,876,050 – 14,876,050
Food Products – 3,781,817 – 3,781,817
Gas Utilities – 1,799,910 – 1,799,910
Ground Transportation – 713,160 – 713,160
Health Care REITs – 1,594,329 – 1,594,329
Hotels, Restaurants & Leisure – 8,048,588 – 8,048,588
Insurance – 11,471,126 – 11,471,126
Media – 4,222,568 – 4,222,568
Metals & Mining – 499,250 – 499,250
Multi-Utilities – 1,123,850 – 1,123,850
Office REITs – 2,588,924 – 2,588,924
Oil, Gas & Consumable Fuels – 15,138,425 – 15,138,425
Passenger Airlines – 3,780,065 – 3,780,065
Personal Care Products – 1,038,425 – 1,038,425
Pharmaceuticals – – – –
Real Estate Management & Development – 940,215 – 940,215
Residential REITs – 2,333,382 – 2,333,382
Semiconductors & Semiconductor
Equipment – 677,908 – 677,908
Wireless Telecommunication Services – 1,007,775 – 1,007,775
Total Corporate Bonds $ – $ 149,658,966 $ – $ 149,658,966
Foreign Government Security – 939,118 – 939,118
Futures Contracts# 638,308 – – 638,308
Loan Participation – 1,316,268 – 1,316,268
Repurchase Agreements – 18,257,032 – 18,257,032
Supranational – 249,500 – 249,500
Warrants 8,924 – – 8,924
Total Assets $ 647,232 $ 241,903,844 $ 566,719 $ 243,117,795
Liabilities:
Credit Default Swaps† $ – $ (4,253,415) $ – $ (4,253,415)
Forward Foreign Currency Contracts – (28,914) – (28,914)
Futures Contracts# (3,062,117) – – (3,062,117)
Total Liabilities $ (3,062,117) $ (4,282,329) $ – $ (7,344,446)
Total $ (2,414,885) $ 237,621,515 $ 566,719 $ 235,773,349
Core Plus Bond
Level 1 Level 2 Level 3 Total
Assets:
Asset-Backed Securities $ – $ 147,595,825 $ – $ 147,595,825
Collateralized Mortgage Obligations – 24,256,956 – 24,256,956
Commercial Mortgage-Backed Securities – 13,895,991 – 13,895,991
Corporate Bonds – 888,395,938 – 888,395,938

156 - Notes to Financial Statements - December 31, 2023 - Fixed Income Funds
Level 1 Level 2 Level 3 Total
Assets:
Foreign Government Securities $ – $ 9,518,037 $ – $ 9,518,037
Futures Contracts# 5,508,956 – – 5,508,956
Mortgage-Backed Securities – 501,173,650 – 501,173,650
Municipal Bonds – 6,660,236 – 6,660,236
Repurchase Agreements – 63,599,619 – 63,599,619
U.S. Treasury Obligations – 225,727,141 – 225,727,141
Total Assets $ 5,508,956 $ 1,880,823,393 $ – $ 1,886,332,349
Liabilities:
Futures Contracts# $ (1,164,134) $ – $ – $ (1,164,134)
Total Liabilities $ (1,164,134) $ – $ – $ (1,164,134)
Total $ 4,344,822 $ 1,880,823,393 $ – $ 1,885,168,215
Core Bond
Level 1 Level 2 Level 3 Total
Assets:
Asset-Backed Securities $ – $ 109,424,910 $ – $ 109,424,910
Collateralized Mortgage Obligations – 15,045,570 – 15,045,570
Commercial Mortgage-Backed Securities – 17,496,175 – 17,496,175
Corporate Bonds – 504,821,986 – 504,821,986
Futures Contracts# 7,762,743 – – 7,762,743
Mortgage-Backed Securities – 466,345,614 – 466,345,614
Municipal Bonds – 14,766,115 – 14,766,115
Repurchase Agreements – 18,303,315 – 18,303,315
U.S. Government Agency Security – 13,465,059 – 13,465,059
U.S. Treasury Obligations – 466,722,072 – 466,722,072
Total Assets $ 7,762,743 $ 1,626,390,816 $ – $ 1,634,153,559
Liabilities:
Credit Default Swaps† $ – $ (446,122) $ – $ (446,122)
Futures Contracts# (3,875,787) – – (3,875,787)
Total Liabilities $ (3,875,787) $ (446,122) $ – $ (4,321,909)
Total $ 3,886,956 $ 1,625,944,694 $ – $ 1,629,831,650
Total Return Tactical
Level 1 Level 2 Level 3 Total
Assets:
Asset-Backed Securities $ – $ 32,059,580 $ – $ 32,059,580
Collateralized Mortgage Obligations – 36,631,347 – 36,631,347
Commercial Mortgage-Backed Securities – 10,866,522 – 10,866,522
Corporate Bonds – 23,144,727 – 23,144,727
Foreign Government Securities – 352,811 – 352,811
Investment Company 3,728,407 – – 3,728,407
Mortgage-Backed Securities – 38,150,364 – 38,150,364
U.S. Treasury Obligations – 37,568,301 – 37,568,301
Total $ 3,728,407 $ 178,773,652 $ – $ 182,502,059
High Income Bond
Level 1 Level 2 Level 3 Total
Assets:
Common Stock $ 11,975 $ – $ – $ 11,975
Corporate Bonds
Aerospace / Defense – 1,695,389 – 1,695,389

Fixed Income Funds - December 31, 2023 - Notes to Financial Statements - 157
Level 1 Level 2 Level 3 Total
Assets:
Airlines $ – $ 206,831 $ – $ 206,831
Automotive – 6,362,261 – 6,362,261
Banking – 223,598 – 223,598
Building Materials – 4,104,444 – 4,104,444
Cable Satellite – 8,185,995 – 8,185,995
Chemicals – 2,999,691 – 2,999,691
Construction Machinery – 524,475 – 524,475
Consumer Cyclical Services – 3,092,311 – 3,092,311
Consumer Products – 1,740,339 – 1,740,339
Diversified Manufacturing – 933,505 – 933,505
Finance Companies – 2,475,461 – 2,475,461
Food & Beverage – 2,000,418 – 2,000,418
Food & Staples Retailing – – – –
Gaming – 4,392,138 – 4,392,138
Health Insurance – 427,298 – 427,298
Healthcare – 4,552,631 – 4,552,631
Independent Energy – 3,891,047 – 3,891,047
Industrial - Other – 1,934,852 – 1,934,852
Insurance - P&C – 7,658,465 – 7,658,465
Leisure – 493,984 – 493,984
Lodging – 215,333 – 215,333
Media Entertainment – 4,978,849 – 4,978,849
Metals & Mining – 483,974 – 483,974
Midstream – 6,083,225 – 6,083,225
Oil Field Services – 2,027,416 – 2,027,416
Packaging – 4,716,761 – 4,716,761
Paper – 320,351 – 320,351
Pharmaceuticals – 1,273,970 – 1,273,970
REIT – other – 51,984 – 51,984
Restaurants – 2,637,103 – 2,637,103
Retailers – 1,185,177 – 1,185,177
Supermarkets – 539,156 – 539,156
Technology – 10,557,807 – 10,557,807
Transportation Services – 250,000 – 250,000
Utility - Electric – 2,734,281 – 2,734,281
Wireless Communications – 215,615 – 215,615
Total Corporate Bonds $ – $ 96,166,135 $ – $ 96,166,135
Total $ 11,975 $ 96,166,135 $ – $ 96,178,110
Government Bond
Level 1 Level 2 Level 3 Total
Assets:
Asset-Backed Securities $ – $ 11,392,166 $ – $ 11,392,166
Collateralized Mortgage Obligations – 19,307,370 – 19,307,370
Commercial Mortgage-Backed Securities – 9,839,621 – 9,839,621
Corporate Bonds – 28,853,980 – 28,853,980
Futures Contracts# 383,895 – – 383,895
Mortgage-Backed Securities – 167,538,445 – 167,538,445
U.S. Government Agency Securities – 50,586,246 – 50,586,246
U.S. Treasury Obligations – 69,986,940 – 69,986,940
Total $ 383,895 $ 357,504,768 $ – $ 357,888,663

158 - Notes to Financial Statements - December 31, 2023 - Fixed Income Funds
The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:
Government Money Market
Level 1 Level 2 Level 3 Total
Assets:
Repurchase Agreements $ – $ 790,000,000 $ – $ 790,000,000
U.S. Government Agency Securities – 350,999,159 – 350,999,159
U.S. Treasury Obligations – 1,693,307,990 – 1,693,307,990
Total $ – $ 2,834,307,149 $ – $ 2,834,307,149
Short Term Bond
Level 1 Level 2 Level 3 Total
Assets:
Asset-Backed Securities $ – $ 310,385,167 $ – $ 310,385,167
Collateralized Mortgage Obligations   – 7,299,415 – 7,299,415
Commercial Mortgage-Backed Securities – 17,752,309 – 17,752,309
Corporate Bonds – 438,741,035 – 438,741,035
Mortgage-Backed Securities – 20,476,669 – 20,476,669
Repurchase Agreements – 25,337,570 – 25,337,570
U.S. Treasury Obligations – 340,390,509 – 340,390,509
Total Assets $ – $ 1,160,382,674 $ – $ 1,160,382,674
Liabilities:
Futures Contracts# $ (1,825,793) $ – $ – $ (1,825,793)
Total Liabilities $ (1,825,793) $ – $ – $ (1,825,793)
Total $ (1,825,793) $ 1,160,382,674 $ – $ 1,158,556,881
# Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day's variation margin is reported within the Statements of Assets and Liabilities.
† Swap contracts are included in the table at value, with the exception of centrally cleared swap contracts which are included in the table at unrealized appreciation/(depreciation). For centrally cleared swaps, only the variation margin on swap contracts is reported in the Statements of Asset and Liabilities.
As of December 31, 2023, Multi Sector Bond held one common stock investment and one corporate bond investment that were categorized as Level 3 investments which were each valued at $0.
As of December 31, 2023, High Income Bond held one corporate bond investment that was categorized as a Level 3 investment which was valued at $0.
As of December 31, 2023, Short Term Bond held one collateralized mortgage obligation investment that was categorized as a
Level 3 investment which was valued at $0.
Multi Sector Bond
Common
Stocks Total
Balance as of 12/31/2022 $ — $ —
Accrued Accretion/(Amortization) — —
Realized Gains (Losses) — —
Purchases — —
Sales — —
Change in Unrealized Appreciation/Depreciation 207,554 207,554
Transfers into Level 3 359,165 359,165
Transfers out of Level 3 — —
Balance as of 12/31/2023 $ 566,719 $ 566,719
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 12/31/2023 ** $ 207,554 $ 207,554

Fixed Income Funds - December 31, 2023 - Notes to Financial Statements - 159
The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.
(b) Cash Overdraft
The Fund may have overdrawn U.S. dollar and/or foreign currency balances with the Fund’s custodian bank, JPMorgan Chase
Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 4. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to
JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.
As of December 31, 2023, the Funds did not have overdrawn balances.
(c) Foreign Currency Transactions
The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Funds' investments, assets, and liabilities.
Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and
High Income Bond
Common
Stocks Rights Total
Balance as of 12/31/2022 $ 350,378 $ 2,364 $ 352,742
Accrued Accretion/(Amortization) — — —
Realized Gains (Losses) 213,117 3,624 216,741
Purchases — — —
Sales (388,306) (3,624) (391,930)
Change in Unrealized Appreciation/Depreciation (175,189) (2,364) (177,553)
Transfers into Level 3 — — —
Transfers out of Level 3 — — —
Balance as of 12/31/2023 $ — $ — $ —
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of
12/31/2023 ** $ — $ — $ —
Short Term Bond
Collateralized
Mortgage
Obligation Total
Balance as of 12/31/2022 $ — $ —
Accrued Accretion/(Amortization) (623) (623)
Realized Gains (Losses) (13,891) (13,891)
Purchases — —
Sales (11,039) (11,039)
Change in Unrealized Appreciation/Depreciation 6,290 6,290
Transfers into Level 3 19,263 19,263
Transfers out of Level 3 — —
Balance as of 12/31/2023 $ — $ —
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 12/31/2023 ** $ 6,290 $ 6,290
**
Included in the Statement of Operations under "Net change in unrealized appreciation/depreciation in the value of investment securities."

160 - Notes to Financial Statements - December 31, 2023 - Fixed Income Funds
foreign cash, are included in the Statements of Operations under “Net realized gains (losses) from foreign currency transactions”
and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies," if applicable.
(d) Swap Contracts
Credit Default Swap Contracts — Certain Funds entered into credit default swap contracts. Credit default swap contracts are either privately negotiated agreements between the Fund and a counterparty or traded through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty.
Investments in credit default swap contracts are utilized to expose a Fund’s cash holdings to the investment characteristics and performance of the high-yield bond market or selected credit markets while maintaining liquidity to satisfy shareholder activity, to manage broad credit market spread exposure and/or to create synthetic long and short exposure to select credit and sovereign debt securities, as applicable, to meet each Fund's stated investment strategies as shown in the Fund's Prospectus.
Each Fund segregates liquid assets to cover its obligations under its credit default swap contracts.
Upfront premiums received or paid at the beginning of the initiation period are included in the Statements of Assets and Liabilities under “Swap contracts, at value” for OTC swaps and under “Receivable/payable for variation margin on centrally cleared swap contracts” for centrally cleared swaps, as applicable.
These upfront premiums are amortized and accreted daily and are recorded as realized gains or losses on the Statements of
Operations upon maturity or termination of the credit default swap contract.
As the protection purchaser in a credit default swap contract, the Fund pays the counterparty a periodic stream of payments over the term of the contract, provided that no credit event or default (or similar event) occurs. However, the Fund is required to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. If a credit event or default (or similar event) occurs, the Fund either (i) receives from the counterparty an amount equal to the notional amount of the swap and the counterparty takes delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii)
receives from the counterparty a net settlement amount in the form of cash or securities to the notional amount of the swap and the recovery value of the referenced obligation or underlying securities comprising the referenced index. As the purchaser in a credit default swap contract, the Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.
As the protection seller in a credit default swap contract, a Fund receives from the counterparty a periodic stream of payments over the term of the contract, provided that no credit event or default (or similar event) occurs. However, a Fund is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, if no credit event or default (or similar event) occurs, a
Fund keeps the stream of payments and would have no payment of obligations.
If a credit event or default (or similar event) occurs, a Fund either (i) pays to the counterparty an amount equal to the notional amount of the swap and takes delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pays the counterparty a net settlement amount in the form of cash or securities to the notional amount of the swap and the recovery value of the referenced obligation or underlying securities comprising the referenced index. By selling a credit default swap contract, a Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, a
Fund is subject to investment exposure on the notional amount of the swap.
Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices include high-yield securities. Credit indices are traded using credit default swap contracts with standardized terms including a fixed spread and standard maturity dates. An index credit default swap contract references all the names in the index, and if there is a default, the credit event is settled based on the name’s weight in the index. For most indices, each name has an equal weight in the index. The composition of the indices changes periodically. The use of credit default swap contracts on indices is often less expensive than it would be to buy many issuer-specific credit default swap contracts to achieve a similar effect.

Fixed Income Funds - December 31, 2023 - Notes to Financial Statements - 161
Credit default swap contracts are marked-to-market daily based on valuations from independent pricing services. Credit default swap contracts are generally categorized as Level 2 investments within the hierarchy.
Implied credit spreads are utilized in determining the market value of credit default swap agreements on credit indices and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Implied credit spreads utilized in valuing each Fund’s investments as of December 31, 2023 are disclosed in the Statements of Investments. The implied credit spread of a particular referenced entity reflects the cost of selling protection on such entity’s debt, and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting value serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as credit derivatives. In a centrally cleared credit default swap contract, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Fund’s counterparty on the swap agreement becomes the CCP. A Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap contract, a Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Statement of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swap contracts. The daily change in valuation of centrally cleared credit default swap contracts is recorded as a receivable or payable for variation margin on centrally cleared swap contracts. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.
The Funds' swap agreements are disclosed in the Statements of Assets and Liabilities under “Swap contracts, at value” for over-the counter (“OTC”) swaps and under “Receivable/payable for variation margin on centrally cleared swap contracts” for centrally cleared swaps, in a table in the Statement of Investments, and in the Statements of Operations under “Net realized gains
(losses) from expiration or closing of swap contracts” and “Net change in unrealized appreciation/depreciation in the value of swap contracts," as applicable.
(e) Forward Foreign Currency Contracts
Certain Funds entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency, to express a view on a foreign currency vs. the U.S. dollar or other foreign currency, to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency, and/or to seek to protect against anticipated changes in future foreign currency exchange rate, as applicable, to meet each Fund's stated investment strategies as shown in the Fund's Prospectus.
A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked-to-market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded.
Realized gains or losses are recorded at the time the forward foreign currency contract matures or at the time of delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.
The Funds' forward foreign currency contracts are disclosed in the Statements of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statements of Operations under “Net realized gains (losses) from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts,” as applicable.
(f) Options
Certain Funds purchased and/or wrote options on futures contracts, single stocks, ETFs, and/or indexes. Such option investments are utilized to manage currency exposures and/or hedge against movements in the values of the foreign currencies in which the portfolio securities are denominated, to gain exposure to and/or hedge against changes in interest rates and equity movements, to capitalize on the return-generating features of selling options (short volatility) while simultaneously benefiting from the risk-control attributes associated with buying options (long volatility), and/or to generate consistent outperformance, as applicable, to meet each Fund's stated investment strategies as shown in the Fund's Prospectus.

162 - Notes to Financial Statements - December 31, 2023 - Fixed Income Funds
The purchase of put options serves as a short hedge and the purchase of call options serves as a long hedge. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the strike price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value. The Fund segregates liquid assets to cover its obligations under its option contracts. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the call option will be exercised, and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option.
When a Fund writes an option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-
market to reflect the current value of the option written. Premiums received from writing options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds from or offset against amounts paid on the underlying transaction to determine the realized gain or loss on such underlying transaction.
When a Fund writes an option, it has no control over whether the option will be exercised, and as a result bears the risk of an unfavorable change in the price of the instrument underlying the written option. Writing options entails the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market.
Options traded on an exchange are valued at the settlement price provided by an independent pricing service as approved by the
Board. If a settlement price is not available, such options are valued at the last quoted sale price, if available, and otherwise at the average bid/ask price. Exchange traded options are generally categorized as Level 1 investments within the hierarchy. Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. American-style options can be exercised at any time prior to the expiration date of the option. European-style options can only be exercised at expiration of the option.
A Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit a Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.
If a Fund is unable to affect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.
The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than options purchased by a
Fund) expose a Fund to counterparty risk. To the extent required by Securities and Exchange Commission (“SEC”) guidelines, a Fund will not enter into any options transactions unless it owns either (i) an offsetting (“covered”) position in securities, other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.
The Funds' written options contracts are disclosed in the Statements of Assets and Liabilities under “Written options, at value," in a table in the Statements of Investments and in the Statements of Operations under “Net realized gains (losses) from expiration or closing of option contracts written" and “Net change in unrealized appreciation/depreciation in the value of option contracts written," as applicable.
The Funds' purchased options are disclosed in the Statements of Assets and Liabilities under “Investment securities, at value,”
in the Statement of Investments and in the Statements of Operations under “Net realized gains (losses) from transactions in investment securities” and “Net change in unrealized appreciation/depreciation in the value of investment securities,” as applicable.

Fixed Income Funds - December 31, 2023 - Notes to Financial Statements - 163
(g) Futures Contracts
Certain Funds are subject to equity price and/or interest rate risk in the normal course of pursuing their objectives. Certain Funds entered into financial futures contracts (“futures contracts”) to manage currency risk, to equitize cash balances, to more efficiently manage the portfolio, to modify exposure to volatility, to increase or decrease the baseline equity exposure, to gain exposure to and/or hedge against changes in interest rates, for the purpose of managing active risk in the portfolio, to gain exposure to and/
or hedge against the value of equities and/or to gain exposure to foreign currencies, as applicable, to meet each Fund's stated
investment strategies as shown in the Fund's Prospectus. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.
Upon entering into a futures contract, a Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as
“variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level
1 investments within the hierarchy.
A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.
Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because a Fund invests only in exchange traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.
The Funds' futures contracts are reflected in the Statements of Assets and Liabilities under “Receivable/Payable for variation margin on futures contracts," in a table in the Statement of Investments and in the Statements of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts,” as applicable.
The following is a summary of the Funds’ derivative instruments categorized by risk exposure as of December 31, 2023:
Fair Values of Derivatives Not Accounted for as Hedging Instruments as of December 31, 2023:
Multi Sector Bond
Assets: Statements of Assets and Liabilities Fair Value
Futures Contracts#
Interest rate risk Receivable/payable for variation margin on futures contracts $ 638,308
Total $ 638,308

164 - Notes to Financial Statements - December 31, 2023 - Fixed Income Funds
Liabilities:
Swap Contracts†
Credit risk Receivable/payable for variation margin on centrally cleared swap contracts $ (4,253,415)
Forward Foreign Currency Contracts
Currency risk Unrealized depreciation on forward foreign currency contracts (28,914)
Futures Contracts#
Interest rate risk Receivable/payable for variation margin on futures contracts (3,062,117)
Total $ (7,344,446)
Core Plus Bond
Assets: Statements of Assets and Liabilities Fair Value
Futures Contracts#
Interest rate risk Receivable/payable for variation margin on futures contracts $ 5,508,956
Total $ 5,508,956
Liabilities:
Futures Contracts#
Interest rate risk Receivable/payable for variation margin on futures contracts $ (1,164,134)
Total $ (1,164,134)
Core Bond
Assets: Statements of Assets and Liabilities Fair Value
Futures Contracts#
Interest rate risk Receivable/payable for variation margin on futures contracts $ 7,762,743
Total $ 7,762,743
Liabilities:
Swap Contracts†
Credit risk Receivable/payable for variation margin on centrally cleared swap contracts $ (446,122)
Futures Contracts#
Interest rate risk Receivable/payable for variation margin on futures contracts (3,875,787)
Total $ (4,321,909)
Government Bond
Assets: Statements of Assets and Liabilities Fair Value
Futures Contracts#
Interest rate risk Receivable/payable for variation margin on futures contracts $ 383,895
Total $ 383,895
Short Term Bond
Liabilities: Statements of Assets and Liabilities Fair Value
Futures Contracts#
Interest rate risk Receivable/payable for variation margin on futures contracts $ (1,825,793)
Total $ (1,825,793)
# Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments.  Only current day's variation margin is reported within the Statements of Asset and Liabilities.
† Swap contracts are included in the table at value, with the exception of centrally cleared swap contracts which are included in the table at unrealized appreciation/(depreciation). For centrally cleared swaps, only the variation margin on swap contracts is reported in the Statements of Asset and Liabilities.

Fixed Income Funds - December 31, 2023 - Notes to Financial Statements - 165
The Effect of Derivative Instruments on the Statements of Operations for the Year Ended December 31, 2023:
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statements of Operations for the Year
Ended December 31, 2023:
Multi Sector Bond
Realized Gains (Losses): Total
Swap Contracts
Credit risk $ (4,587,458)
Forward Foreign Currency Contracts
Currency risk (207,181)
Futures Contracts
Interest rate risk 4,383,899
Total $ (410,740)
Core Plus Bond
Realized Gains (Losses): Total
Futures Contracts
Interest rate risk $ (2,923,751)
Total $ (2,923,751)
Core Bond
Realized Gains (Losses): Total
Purchased Options§
Interest rate risk $ (315,001)
Written Options
Interest rate risk 239,999
Swap Contracts
Credit risk (1,987,371)
Futures Contracts
Interest rate risk (6,604,582)
Total $ (8,666,955)
Government Bond
Realized Gains (Losses): Total
Futures Contracts
Interest rate risk $ (48,377)
Total $ (48,377)
Short Term Bond
Realized Gains (Losses): Total
Swap Contracts
Credit risk $ (1,282,371)
Futures Contracts
Interest rate risk 2,494,447
Total $ 1,212,076
§ Realized gains (losses) from purchased options are included in "Net realized gains (losses) from transactions in investment securities."
Multi Sector Bond
Unrealized Appreciation/Depreciation: Total
Swap Contracts
Credit risk $ (2,593,846)
Forward Foreign Currency Contracts
Currency risk 4,742
Futures Contracts
Interest rate risk (3,418,266)
Total $ (6,007,370)

166 - Notes to Financial Statements - December 31, 2023 - Fixed Income Funds
The following is a summary of the Funds' average volume of derivative instruments held during the year ended December 31,
2023:
Core Plus Bond
Unrealized Appreciation/Depreciation: Total
Futures Contracts
Interest rate risk $ 3,512,979
Total $ 3,512,979
Core Bond
Unrealized Appreciation/Depreciation: Total
Swap Contracts
Credit risk $ 267,199
Futures Contracts
Interest rate risk 3,997,012
Total $ 4,264,211
Government Bond
Unrealized Appreciation/Depreciation: Total
Futures Contracts
Interest rate risk $ 370,349
Total $ 370,349
Short Term Bond
Unrealized Appreciation/Depreciation: Total
Swap Contracts
Credit risk $ 752,304
Futures Contracts
Interest rate risk (2,067,707)
Total $ (1,315,403)
Multi Sector Bond
Centrally Cleared Credit Default Swaps:
Average Notional Balance—Buy Protection $ 102,192,308
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased $ 319,044
Average Settlement Value Sold $ 6,153,256
Futures Contracts:
Average Notional Balance Long $ 25,596,651
Average Notional Balance Short $ 81,028,816
Core Plus Bond
Futures Contracts:
Average Notional Balance Long $ 128,602,344
Average Notional Balance Short $ 76,452,266
Core Bond
Options:
Average Value Purchased $ 27,260
Average Value Written $ 34,259
Average Number of Purchased Option Contracts 475
Average Number of Written Option Contracts 489
Centrally Cleared Credit Default Swaps:
Average Notional Balance—Buy Protection $ 79,253,846
Futures Contracts:
Average Notional Balance Long $ 224,744,001
Average Notional Balance Short $ 68,637,855

Fixed Income Funds - December 31, 2023 - Notes to Financial Statements - 167
The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. In order to better define its contractual rights and to secure rights that will help certain Funds mitigate their counterparty risk, certain Funds entered into an International
Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between certain Funds and a counterparty that governs OTC derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, certain Funds may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master
Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.
As of December 31, 2023, certain Funds may have entered into futures contracts. The futures contract agreements do not provide for netting arrangements.
For financial reporting purposes, certain Funds do not offset derivative assets and derivative liabilities that may be subject to netting arrangements on the “Statements of Assets and Liabilities".
The following tables set forth certain Funds' net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar arrangements as of December 31, 2023:
(h) Unfunded Commitments
Each Fund may enter into commitments to buy and sell investments including commitments to buy Loan Participations to settle on future dates as part of its normal investment activities. Commitments are generally traded and priced as part of a related Loan
Participations. The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from unfunded commitments is reported on the Statements of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.
Government Bond
Futures Contracts:
Average Notional Balance Long $ 1,673,438
Average Notional Balance Short $ 368,438
Short Term Bond
Centrally Cleared Credit Default Swaps:
Average Notional Balance—Buy Protection $ 11,846,154
Futures Contracts:
Average Notional Balance Long $ 45,160,922
Average Notional Balance Short $ 59,878,157
Multi Sector Bond
Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:
Gross Amounts Not Offset in the
Statements of Assets and Liabilities
Counterparty Description
Gross Amounts
of Recognized
Liability
Derivatives
Derivatives
Available for
Offset
Collateral
Pledged
Net Amount
of Liability
Derivatives
Bank of America NA
Forward Foreign
Currency Contracts $ (1,952) $ — $ — $ (1,952)
HSBC Bank PLC
Forward Foreign
Currency Contracts (18,219) — — (18,219)
Morgan Stanley Co.,
Inc.
Forward Foreign
Currency Contracts (8,743) — — (8,743)
Total $ (28,914) $ — $ — $ (28,914)

168 - Notes to Financial Statements - December 31, 2023 - Fixed Income Funds
As of December 31, 2023, the Funds did not have unfunded loan commitments.
(i) TBA
The Funds may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced,” trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage
Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or
FHLMC, are subsequently allocated to the TBA transactions. TBAs involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to the settlement date. TBAs are valued at the bid evaluation price as provided by an independent pricing service approved by the Board.
The Funds may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, a Fund realizes a gain or loss based upon the unit price of the acquisition. If a Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
(j) Securities Lending
During the year ended December 31, 2023, certain Funds entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.
JPMorgan serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.
The Funds receive payments from JPMorgan equivalent to any dividends and/or interest while on loan, in lieu of income which is included as “Dividend income” and/or “Interest income”, as applicable, on the Statements of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statements of Operations under “Income from securities lending”. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially.
Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. For Funds to which JPMorgan is not an affiliate, JPMorgan receives a fee based on a percentage of earnings (less any rebates paid to the borrower) derived from the investment of cash collateral, or a percentage of the fee paid by the borrower for loans collateralized by non-cash collateral. For Funds to which JPMorgan is an affiliate, JPMorgan receives a flat fee based on a percentage of the market value of loaned securities.
In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-
to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2023, which were comprised of repurchase agreements purchased with cash collateral, as shown on each
Fund's Statement of Investments, were as follows:
Fund
Amounts of
Liabilities Presented
in the Statements
of Assets and
Liabilities
Multi Sector Bond $ 18,257,032
Core Plus Bond 63,599,619
Core Bond 18,303,315
Short Term Bond 25,337,570

Fixed Income Funds - December 31, 2023 - Notes to Financial Statements - 169
The Trust’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and
(ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100%
of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the
Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, if any, please refer to the Statement of Investments.
The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, JPMorgan is responsible for such shortfall, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement.
As of December 31, 2023, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.
(k) Joint Repurchase Agreements
During the year ended December 31, 2023, certain Funds, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Funds' custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations.
For repos, each Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.
As of December 31, 2023, the joint repos on a gross basis were as follows:
Bank of America NA, 5.34%, dated 12/29/2023, due 1/2/2024, repurchase price $100,059,333, collateralized by U.S.
Government Agency Securities, ranging from 3.00% - 3.50%, maturing 5/1/2045 - 1/1/2047; total market value $102,000,000.
BofA Securities, Inc., 5.34%, dated 12/29/2023, due 1/2/2024, repurchase price $43,775,958, collateralized by U.S.
Government Agency Securities, ranging from 1.25% - 6.74%, maturing 1/25/2025 - 11/20/2072; total market value $44,625,000.
Cantor Fitzgerald & Co., 5.40%, dated 12/29/2023, due 1/2/2024, repurchase price $ 146,982,433, collateralized by U.S.
Government Agency Securities, ranging from 0.38% - 28.14%, maturing 10/15/2024 - 11/20/2073; total market value
$149,832,183.
Citi Global Market, Inc., 5.31%, dated 12/29/2023, due 1/2/2024, repurchase price $ 100,059,000, collateralized by U.S.
Government Treasury Securities, 0.38%, maturing 4/15/2024 - 1/31/2026; total market value $102,000,081.
MetLife, Inc., 5.33%, dated 12/29/2023, due 1/2/2024, repurchase price $144,080,277, collateralized by U.S. Government
Treasury Securities, 0.00%, maturing 5/15/2046; total market value $146,955,445.
Pershing LLC, 5.33%, dated 12/29/2023, due 1/2/2024, repurchase price $234,398,780, collateralized by U.S. Government
Agency Securities, ranging from 0.27% - 8.00%, maturing 2/15/2024 - 10/20/2073; total market value $238,945,247.
Santander US Capital Markets, 5.38%, dated 12/29/2023, due 1/2/2024, repurchase price $99,059,180, collateralized by U.S.
Government Agency Securities, ranging from 2.00% - 7.19%, maturing 6/1/2024 - 8/20/2071; total market value $101,040,364.

170 - Notes to Financial Statements - December 31, 2023 - Fixed Income Funds
As of December 31, 2023, certain Funds' investment in joint repos was subject to an enforceable netting arrangement. The Funds'
proportionate holding in joint repos was as follows:
Multi Sector Bond
Gross Amounts
not Offset in the
Statements of
Assets and
Liabilities
Counterparty
Gross
Amounts of
Recognized
Assets
Gross
Amounts
Offset in the
Statements of
Assets and
Liabilities
Net Amounts
of Assets Presented
in the Statements of
Assets and
Liabilities
Collateral
Received
*
Net
Amounts
of Assets
Bank of America NA $ 2,000,000 $ – $ 2,000,000 $ (2,000,000) $ –
BofA Securities, Inc. 2,000,000 – 2,000,000 (2,000,000) –
Cantor Fitzgerald &
Co. 2,314,202 – 2,314,202 (2,314,202) –
MetLife, Inc. 2,000,000 – 2,000,000 (2,000,000) –
Pershing LLC 9,942,830 – 9,942,830 (9,942,830) –
Total $ 18,257,032 $ – $ 18,257,032 $ (18,257,032) $ –
Core Plus Bond
Gross Amounts
not Offset in the
Statements of
Assets and
Liabilities
Counterparty
Gross
Amounts of
Recognized
Assets
Gross
Amounts
Offset in the
Statements of
Assets and
Liabilities
Net Amounts
of Assets Presented
in the Statements of
Assets and
Liabilities
Collateral
Received
*
Net
Amounts
of Assets
Bank of America NA $ 13,000,000 $ – $ 13,000,000 $ (13,000,000) $ –
BofA Securities, Inc. 5,000,000 – 5,000,000 (5,000,000) –
Cantor Fitzgerald &
Co. 8,599,619 – 8,599,619 (8,599,619) –
Citi Global Market,
Inc. 10,000,000 – 10,000,000 (10,000,000) –
MetLife, Inc. 12,000,000 – 12,000,000 (12,000,000) –
Pershing LLC 10,000,000 – 10,000,000 (10,000,000) –
Santander US Capital
Markets 5,000,000 – 5,000,000 (5,000,000) –
Total $ 63,599,619 $ – $ 63,599,619 $ (63,599,619) $ –

Fixed Income Funds - December 31, 2023 - Notes to Financial Statements - 171
During the year ended December 31, 2023, Government Money Market, along with another series of Nationwide Mutual Funds
(“NMF”), pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash through a joint account at JPMorgan Chase Bank, N.A. (“JPMorgan”), Government Money Market’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S.
Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-
upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York
Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest.
In the event of default of the obligation to repurchase, Government Money Market has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy
Core Bond
Gross Amounts
not Offset in the
Statements of
Assets and
Liabilities
Counterparty
Gross
Amounts of
Recognized
Assets
Gross
Amounts
Offset in the
Statements of
Assets and
Liabilities
Net Amounts
of Assets Presented
in the Statements of
Assets and
Liabilities
Collateral
Received
*
Net
Amounts
of Assets
Bank of America NA $ 5,000,000 $ – $ 5,000,000 $ (5,000,000) $ –
BofA Securities, Inc. 1,000,000 – 1,000,000 (1,000,000) –
Cantor Fitzgerald &
Co. 2,303,315 – 2,303,315 (2,303,315) –
Citi Global Market,
Inc. 5,000,000 – 5,000,000 (5,000,000) –
MetLife, Inc. 1,000,000 – 1,000,000 (1,000,000) –
Pershing LLC 4,000,000 – 4,000,000 (4,000,000) –
Total $ 18,303,315 $ – $ 18,303,315 $ (18,303,315) $ –
Short Term Bond
Gross Amounts
not Offset in the
Statements of
Assets and
Liabilities
Counterparty
Gross
Amounts of
Recognized
Assets
Gross
Amounts
Offset in the
Statements of
Assets and
Liabilities
Net Amounts
of Assets Presented
in the Statements of
Assets and
Liabilities
Collateral
Received
*
Net
Amounts
of Assets
BofA Securities, Inc. $ 4,000,000 $ – $ 4,000,000 $ (4,000,000) $ –
Cantor Fitzgerald &
Co. 5,337,570 – 5,337,570 (5,337,570) –
Citi Global Market,
Inc. 5,000,000 – 5,000,000 (5,000,000) –
MetLife, Inc. 7,000,000 – 7,000,000 (7,000,000) –
Pershing LLC 4,000,000 – 4,000,000 (4,000,000) –
Total $ 25,337,570 $ – $ 25,337,570 $ (25,337,570) $ –
* As of December 31, 2023, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

172 - Notes to Financial Statements - December 31, 2023 - Fixed Income Funds
proceedings are commenced with respect to the seller of the security, realization of the collateral by Government Money Market may be delayed or limited.
As of December 31, 2023, Government Money Market’s investment in joint repos was subject to an enforceable netting arrangement.
The Fund’s proportionate holding in joint repos was as follows:
As of December 31, 2023, the joint repos on a gross basis were as follows:
Banco Santander SA, 5.33%, dated 12/29/2023, due 1/2/2024, repurchase price $45,026,650, collateralized by U.S.
Government Agency Securities, ranging from 2.50% - 7.50%, maturing 11/1/2034 - 11/1/2053; total market value $45,900,000.
MUFG Securities Ltd., 5.35%, dated 12/29/2023, due 1/2/2024, repurchase price $170,101,056, collateralized by U.S.
Government Treasury Securities, ranging from 0.25% - 5.37%, maturing 4/15/2024 - 11/15/2053; total market value
$173,400,002.
MUFG Securities Ltd., 5.35%, dated 12/29/2023, due 1/2/2024, repurchase price $160,095,111, collateralized by U.S.
Government Agency Securities, ranging from 1.50% - 6.64%, maturing 10/1/2035 - 10/20/2062; total market value
$165,235,841.
Nomura Securities Co. Ltd., 5.33%, dated 12/29/2023, due 1/2/2024, repurchase price $100,059,222, collateralized by U.S.
Government Agency Securities, ranging from 1.50% - 6.00%, maturing 11/1/2035 - 3/1/2062; total market value $102,101,461.
RBC Dominion Securities Inc., 5.33%, dated 12/29/2023, due 1/2/2024, repurchase price $250,148,056, collateralized by
U.S. Government Treasury Securities, ranging from 0.00% - 5.00%, maturing 3/7/2024 - 11/15/2053; total market value
$255,000,022.
RBC Dominion Securities Inc., 5.34%, dated 12/29/2023, due 1/2/2024, repurchase price $100,059,333, collateralized by U.S.
Government Agency Securities, ranging from 2.00% - 7.00%, maturing 3/1/2038 - 11/1/2053; total market value $106,530,260.
Royal Bank of Canada, 5.35%, dated 12/29/2023, due 1/2/2024, repurchase price $150,089,167, collateralized by U.S.
Government Agency and Treasury Securities, ranging from 0.00% - 6.00%, maturing 5/23/2024 - 3/16/2064; total market value
$159,282,436.
Government Money Market
Gross Amounts
not Offset in the
Statements of
Assets and
Liabilities
Counterparty
Gross
Amounts of
Recognized
Assets
Gross
Amounts
Offset in the
Statements of
Assets and
Liabilities
Net Amounts
of Assets Presented
in the Statements of
Assets and
Liabilities
Collateral
Received
*
Net
Amounts
of Assets
Banco Santander SA $ 35,000,000 $ – $ 35,000,000 $ (35,000,000) $ –
MUFG Securities Ltd. 160,000,000 – 160,000,000 (160,000,000) –
MUFG Securities Ltd. 115,000,000 – 115,000,000 (115,000,000) –
Nomura Securities
Co. Ltd. 100,000,000 – 100,000,000 (100,000,000) –
RBC Dominion
Securities Inc. 210,000,000 – 210,000,000 (210,000,000) –
RBC Dominion
Securities Inc. 75,000,000 – 75,000,000 (75,000,000) –
Royal Bank of Canada 95,000,000 – 95,000,000 (95,000,000) –
Total $ 790,000,000 $ – $ 790,000,000 $ (790,000,000) $ –

Fixed Income Funds - December 31, 2023 - Notes to Financial Statements - 173
(l) Security Transactions and Investment Income
Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.
(m) Distributions to Shareholders
Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.
Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2023 are primarily attributable to amortization, foreign currency gain/loss, paydown reclass, investments in partnerships, and treatment of notional principal contracts. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes;
these differences will reverse at some time in the future. The temporary differences as of December 31, 2023 may primarily be attributable to amortization, outstanding wash sale loss deferrals, investments in perpetual bonds, debt modification, treatment of notional principal contracts, investments in passive foreign investment companies (“PFICs”), and mark-to-market adjustments on futures. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.
Reclassifications for the year ended December 31, 2023 were as follows:
(n) Federal Income Taxes
Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” ("RIC") by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986 (the "Code"), as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. The aforementioned distributions may be made in cash or via consent dividends. Consent dividends, agreed to by each shareholder, are taxable to the shareholders as if they were paid in cash during their current tax year.
A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest.
Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
* As of December 31, 2023, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.
Fund Capital
Total
Distributable
Earnings (Loss)
Multi Sector Bond $ – $ –
Core Plus Bond – –
Core Bond – –
Total Return Tactical – –
High Income Bond – –
Government Bond – –
Government Money Market (138) 138
Short Term Bond 350,377 (350,377)

174 - Notes to Financial Statements - December 31, 2023 - Fixed Income Funds
(o) Allocation of Expenses, Income and Gains and Losses
Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.
3. Transactions with Affiliates
Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA has selected the subadviser for each Fund as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.
As of December 31, 2023, the subadviser for each Fund is as follows:
Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the year ended December 31, 2023, the Funds paid investment advisory fees to NFA according to the following schedule.
Fund Subadviser
Multi Sector Bond Amundi Asset Management US, Inc.
Core Plus Bond Insight North America LLC
Core Bond Nationwide Asset Management, LLC ("NWAM")(a)
Total Return Tactical DoubleLine Capital LP
High Income Bond Federated Investment Management Company
Government Bond NWAM(a)
Government Money Market Dreyfus Cash Investment Strategies
Short Term Bond Loomis, Sayles & Company, L.P.(b)
(a) NWAM is an affiliate of NFA.
(b) Effective end of business on March 17, 2023, Nationwide Asset Management, LLC was terminated and ceased serving as subadviser to the Fund. Effective start of business on March 20, 2023, Loomis, Sayles & Company, L.P. was appointed as the subadviser to the Fund.
Fund Fee Schedule
Advisory Fee
(annual rate)
Multi Sector Bond Up to $200 million 0.575%
$200 million up to $500 million 0.550%
$500 million and more 0.525%
Core Plus Bond Up to $1 billion 0.45%
$1 billion up to $1.5 billion 0.44%
$1.5 billion and more 0.43%
Core Bond Up to $1 billion 0.40%
$1 billion and more 0.38%
Total Return Tactical Up to $500 million 0.58%
$500 million up to $1 billion 0.555%
$1 billion and more 0.53%
High Income Bond Up to $50 million 0.75%
$50 million up to $250 million 0.60%
$250 million up to $500 million 0.55%
$500 million and more 0.50%
Government Bond Up to $250 million 0.50%
$250 million up to $1 billion 0.475%
$1 billion up to $2 billion 0.45%
$2 billion up to $5 billion 0.425%
$5 billion and more 0.40%
Government Money Market Up to $1 billion 0.30%
$1 billion up to $2 billion 0.28%
$2 billion up to $5 billion 0.26%
$5 billion and more 0.24%

Fixed Income Funds - December 31, 2023 - Notes to Financial Statements - 175
The Trust and NFA have entered into a written contract waiving a portion of investment advisory fees of the Funds as listed in the following table until April 30, 2024.
During the year ended December 31, 2023, the following table provides the waiver of such investment advisory fees by NFA for which NFA shall not be entitled to later seek recoupment.
During the year ended December 31, 2023, NFA voluntarily waived investment advisory fees payable by Government Money
Market, for which NFA shall not be entitled to later seek recoupment. The following table provides the voluntary waivers which may be discontinued at anytime at the discretion of NFA.
For the year ended December 31, 2023, the effective advisory fee rates before and after voluntary advisory fee waivers and expense reimbursements, due to the expense limitation agreement described below, were as follows:
From these fees, pursuant to the subadvisory agreements, NFA pays fees to the affiliated and unaffiliated subadvisers. NFA paid the affiliated subadviser $2,543,661 during the year ended December 31, 2023.
DoubleLine has agreed to reimburse Total Return Tactical for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended December 31, 2023, DoubleLine reimbursed the Fund $18,954.
Fund Fee Schedule
Advisory Fee
(annual rate)
Short Term Bond Up to $1 billion 0.35%
$1 billion and up to $1.5 billion 0.34%
$1.5 billion and more 0.33%
Fund
Advisory Fee
Waiver
(annual rate)
Core Plus Bond 0.0111%
Government Bond 0.015
Short Term Bond(a) 0.00837
(a) The rate is effective on March 20, 2023.
Fund Amount
Core Plus Bond $ 197,705
Government Bond 54,027
Short Term Bond 77,018
Fund Amount
Government Money Market $ 772,808
Fund
Effective Advisory Fee
Rate Before Contractual*
and Voluntary** Fee
Waivers and Expense
Reimbursements
Effective Advisory Fee
Rate After Contractual*
Fee Waivers
Effective Advisory Fee
Rate After Contractual*
and Voluntary** Fee
Waivers
Effective Advisory Fee
Rate After Contractual*
and Voluntary** Fee
Waivers and Expense
Reimbursements
Multi Sector Bond 0.57 % N/A       N/A 0.57%
Core Plus Bond 0.44 0.43% 0.43% 0.43
Core Bond 0.39 N/A       N/A 0.39
Total Return Tactical 0.58 N/A       N/A 0.48
High Income Bond 0.68 N/A       N/A 0.61
Government Bond 0.49 0.48 0.48 0.48
Government Money
Market 0.28 N/A 0.25 0.25
Short Term Bond 0.35 0.34 0.34 0.34
N/A — Not Applicable.
* Please see above for additional information regarding contractual waivers.
** Voluntary waivers may be discontinued at any time at the discretion of NFA.

176 - Notes to Financial Statements - December 31, 2023 - Fixed Income Funds
The Trust and NFA have entered into a written Expense Limitation Agreement that limits certain Funds' operating expenses,
(excluding any interest, taxes, fees paid to non-affiliated parties in connection with the recovery of tax reclaims, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of a Fund’s business) from exceeding the amounts listed in the following table until April 30, 2024.
The Trust and NFA have entered into a written Expense Limitation Agreement that limits certain Funds' operating expenses, without any exclusions for Rule 12b-1 fees, administrative services fees or excludable sub administration fees and taking into account the effect of any fees waived by NFA or any of its affiliates pursuant to any other expense limitation agreement or fee waiver agreement as detailed above, from exceeding the amounts listed in the following table until April 30, 2024.
NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.
As of December 31, 2023, the cumulative potential reimbursements for certain Funds, listed by the period or year in which NFA waived fees or reimbursed expenses to certain Funds are:
During the year ended December 31, 2023, no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement.
NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM
has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.
Fund Classes
Amount
(annual rate)
Multi Sector Bond All Classes 0.78%
Core Plus Bond All Classes 0.55
Total Return Tactical All Classes 0.58
High Income Bond All Classes 0.76
Fund Classes
Amount
(annual rate)
Core Plus Bond Class I
  Class P
0.69%
0.79
Fund
Fiscal Year 2021
Amount
Fiscal Year 2022
Amount
Fiscal Year 2023
Amount Total
Multi Sector Bond $ — $ — $ — $ —
Core Plus Bond — — — —
Core Bond — — — —
Total Return Tactical 203,661 191,417 188,599 583,677
High Income Bond 85,490 61,066 65,068 211,624
Government Bond — — — —
Government Money Market — — — —
Short Term Bond — — — —

Fixed Income Funds - December 31, 2023 - Notes to Financial Statements - 177
Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds ("NMF"), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the following fee schedule.
For the year ended December 31, 2023, NFM earned an aggregate of $2,353,771 in fees from the Funds under the Joint Fund
Administration and Transfer Agency Agreement.
In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.
Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the
Trust, the Trust has agreed to reimburse NFM for certain costs related to each Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s
Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended
December 31, 2023, the Funds' aggregate portion of such costs amounted to $35,461.
Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”),
the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as listed in the following table.
The Trust and NFD have entered into a written contract waiving distribution fees for Class II shares of the Funds according to the following schedule until at least April 30, 2024:
During the year ended December 31, 2023, each Fund's waiver of such distribution fees by NFD, for which NFD shall not be entitled to reimbursement by the Funds for any amount waived, were as follows:
Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts;
(ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v)
answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25%
of the average daily net assets of Class I and Class II shares of the Fund, 0.20% of the average daily net assets of Class IV shares of the Fund, and 0.10% of the average daily net assets of Class V shares of each Fund.
Combined Fee Schedule
Up to $25 billion 0.025%
$25 billion and more 0.020
Fund
Class II
Shares
Class P
Shares
Multi Sector Bond N/A N/A
Core Plus Bond 0.25% 0.25%
Core Bond 0.25 N/A
Total Return Tactical 0.25 N/A
High Income Bond N/A N/A
Government Bond 0.25 N/A
Government Money Market 0.25 N/A
Short Term Bond 0.25 N/A
N/A — Not Applicable.
Fund
Distribution
Fee Waiver
(Annual Rate)
Total Return Tactical 0.10%
Fund Amount
Total Return Tactical $ 30,837

178 - Notes to Financial Statements - December 31, 2023 - Fixed Income Funds
For the year ended December 31, 2023, the effective rates for administrative services fees were as follows:
For the year ended December 31, 2023, each Fund’s total administrative services fees were as follows:
4. Line of Credit and Interfund Lending
The Trust, excluding Government Money Market, and NMF (together, the “Trusts”) renewed the credit agreement with JPMorgan,
The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.25% per annum plus the higher of (a)
if ascertainable and available, the Eurodollar Rate as of such day for a transaction settling two business days after such day, (b)
the Federal Funds Effective Rate in effect on such day and (c) the Overnight Bank Funding Rate in effect on such day; provided, however, that if the Federal Funds Rate calculated in accordance with the foregoing shall be less than zero, such rate shall be deemed to be zero percent (0%) for the purposes of this Agreement. If an Index Rate Unavailability Event occurs in respect of the
Eurodollar Rate, the Federal Funds Rate shall be determined without reference to clause (a) of this definition. Interest costs, if any, would be shown on the Statements of Operations. No compensating balances are required under the terms of the line of credit.
In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 3, 2024. During the year ended December 31, 2023, the Funds had no borrowings under the line of credit.
Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among
Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice. During the year ended December 31, 2023, none of the Funds engaged in interfund lending.
Fund Class I Class II Class IV Class V
Multi Sector Bond 0.15% N/A N/A N/A
Core Plus Bond 0.15 0.15% N/A N/A
Core Bond 0.15 0.15 N/A N/A
Total Return Tactical N/A 0.25 N/A N/A
High Income Bond 0.15 N/A N/A N/A
Government Bond 0.15 0.15 0.15% N/A
Government Money Market 0.15 0.15 0.15 0.10%
Short Term Bond 0.15 0.15 N/A N/A
N/A — Not Applicable.
Fund Amount
Multi Sector Bond $ 349,909
Core Plus Bond 50,300
Core Bond 182,745
Total Return Tactical 77,093
High Income Bond 149,041
Government Bond 540,205
Government Money Market 3,176,457
Short Term Bond 517,839

Fixed Income Funds - December 31, 2023 - Notes to Financial Statements - 179
5. Investment Transactions
For the year ended December 31, 2023, purchases and sales of securities (excluding short-term securities) were as follows:
For the year ended December 31, 2023, purchases and sales of U.S. Government securities (excluding short-term securities)
were as follows:
6. Portfolio Investment Risks
(a) Risks Associated with Bank Loans
The bank loans in which the Funds invest are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Funds, to increased credit risk.
(b) Risks Associated with Interest Rates
Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.
(c) Risks Associated with Foreign Securities and Currencies
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S.
issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.
Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.
Fund Purchases
*
Sales
*
Multi Sector Bond $ 149,344,680 $ 143,345,545
Core Plus Bond 545,841,100 543,213,468
Core Bond 775,647,153 554,073,345
Total Return Tactical 155,601,376 146,256,726
High Income Bond 14,265,293 18,376,386
Government Bond 286,130,567 260,836,378
Short Term Bond 2,393,874,740 2,445,302,332
* Includes purchases and sales of long-term U.S. Government securities, if any.
Fund Purchases Sales
Core Plus Bond $ 251,870,750 $ 250,825,506
Core Bond 232,163,707 126,998,608
Total Return Tactical 114,466,990 112,779,014
Government Bond 173,551,445 132,727,815
Short Term Bond 884,395,971 959,827,583

180 - Notes to Financial Statements - December 31, 2023 - Fixed Income Funds
(d) Risks Associated with Variable Rate Securities
Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.
Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.
Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by
Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association
Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie
Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated
maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.
Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is

Fixed Income Funds - December 31, 2023 - Notes to Financial Statements - 181
a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
(e) TBA Commitments
TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. When entering into
TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.
(f) Risks Associated with REIT and Real Estate Investments
Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.
(g) Risks Associated with Credit and Emerging Markets
Investments in emerging market instruments are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher-rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less-liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments.
(h) Risks from Underlying Funds
The Underlying Funds in which certain Funds invest may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of a Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in a Fund. Information about Underlying Fund risks may be found in such Underlying Fund’s annual or semiannual report to shareholders.
7. Indemnifications
Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its
Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications.
The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust.
Based on experience, however, the Trust expects the risk of loss to be remote.
8. New Accounting Pronouncements and Other Matters
On July 27, 2017, the United Kingdom's Financial Conduct Authority announced its intention to cease sustaining LIBOR after
2021. U.S. Federal Reserve Bank's Alternative Reference Rates Committee (the "ARR committee") selected Secured Overnight
Financing Rate (SOFR) as the preferred alternative to the U.S. dollar LIBOR. The ARR committee has noted the stability of the repurchase market on which the rate is based. New York Federal Reserve began publication of the rate in April 2018. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices

182 - Notes to Financial Statements - December 31, 2023 - Fixed Income Funds
become settled. On March 5, 2021, ICE Benchmark Administration stated that it will cease the publication of (i) the overnight and
1, 3, 6 and 12 months USD LIBOR settings immediately following the LIBOR publication on June 30, 2023 and (ii) all other LIBOR settings, including the 1 week and 2 months USD LIBOR settings, immediately following the LIBOR publication on December 31,
2021, with the majority of the USD LIBOR settings to end immediately after publication on June 30, 2023. In April 2023, however, the FCA announced that some USD LIBOR settings will continue to be published under a synthetic methodology until September
30, 2024, for certain legacy contracts. Management is currently evaluating the implications of the change and its impact on financial statement disclosures and reporting requirements.
On October 26, 2022, the SEC adopted a final rule relating to Tailored Shareholder Reports. Tailored Shareholder Reports are
concise and visually engaging streamlined annual and semiannual reports that will focus on fund expenses, performance, certain portfolio holdings, and certain other retail-oriented information. Additional in-depth information is available online and for delivery free of charge to investors on request. The rule became effective in January 2023 and there is an 18-month transition period after the effective date with a compliance date of July 2024. Management is currently evaluating the implications of the changes and the impact on financial statement disclosures and reporting requirements.
On July 12, 2023, the SEC adopted amendments to Rule 2a-7 under the 1940 Act. Rule 2a-7 governs the operations of registered mutual funds that operate as money market funds. The amendments will increase minimum liquidity requirements for money market funds to provide a more substantial liquidity buffer in the event of rapid redemptions. The amendments will also remove provisions in the current rule that permit a money market fund to suspend redemptions temporarily through a gate and allow money market funds to impose liquidity fees if their weekly liquid assets fall below a certain threshold. Management is currently evaluating the implications of the new rule and the impact on the Funds’ financial statement disclosures and reporting requirements.
On September 20, 2023, the SEC adopted amendments to the current rule regarding registered fund names, as well as certain forms and disclosure requirements. The amendments are intended to modernize and enhance the investor protections provided by Rule 35d-1 under the 1940 Act given the important information that fund names can convey to investors. Management is currently evaluating the implications of the new rule and the impact on the Funds’ financial statement disclosures and reporting requirements.
9. Federal Tax Information
The tax character of distributions paid during the year ended December 31, 2023 was as follows:
Distributions paid from
Fund
Ordinary
Income*
Net Long-Term
Capital Gains
Total Taxable
Distributions
Return of
Capital
Total
Distributions
Paid
Multi Sector Bond $ 22,446,759 $ 2,616,951 $ 25,063,710 $ 1,049,219 $ 26,112,929
Core Plus Bond 66,881,878 – 66,881,878 – 66,881,878
Core Bond 54,279,278 – 54,279,278 – 54,279,278
Total Return Tactical 6,409,404 – 6,409,404 – 6,409,404
High Income Bond 5,848,190 – 5,848,190 – 5,848,190
Government Bond 9,684,529 – 9,684,529 – 9,684,529
Government Money Market 134,289,946 – 134,289,946 – 134,289,946
Short Term Bond 44,283,039 – 44,283,039 – 44,283,039
* Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

Fixed Income Funds - December 31, 2023 - Notes to Financial Statements - 183
The tax character of distributions paid during the year ended December 31, 2022 was as follows:
As of December 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:
As of December 31, 2023, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/
(depreciation) for each Fund was as follows:
As of December 31, 2023, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Capital loss carryforwards do not expire. The following table represents capital loss carryforwards available as of December 31, 2023.
Distributions paid from
Fund
Ordinary
Income*
Net Long-Term
Capital Gains
Total Taxable
Distributions
Return of
Capital
Total
Distributions
Paid
Multi Sector Bond $ 8,491,526 $ – $ 8,491,526 $ – $ 8,491,526
Core Plus Bond 58,772,104 14,469,765 73,241,869 – 73,241,869
Core Bond 35,196,085 1,574,138 36,770,223 – 36,770,223
Total Return Tactical 5,964,236 – 5,964,236 – 5,964,236
High Income Bond 5,708,979 – 5,708,979 – 5,708,979
Government Bond 7,390,985 – 7,390,985 – 7,390,985
Government Money Market 32,504,428 – 32,504,428 – 32,504,428
Short Term Bond 20,438,302 – 20,438,302 8,697,131 29,135,433
* Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.
Fund
Undistributed
Ordinary Income
Undistributed
Long-Term
Capital Gains
Accumulated
Earnings
Other Gains and
Losses
Distributions
Payable
Accumulated
Capital and Other
Losses
Unrealized
Appreciation/
(Depreciation)*
Total Accumulated
Earnings (Deficit)
Multi Sector Bond $ – $ – $ – $ 327,425 $ – $ (10,649,749) $ (12,200,609) $ (22,522,933)
Core Plus Bond 5,975,753 – 5,975,753 309,580 – (87,860,709) (172,072,177) (253,647,553)
Core Bond 5,067,901 – 5,067,901 – – (120,648,717) (78,714,366) (194,295,182)
Total Return
Tactical 2,082,685 – 2,082,685 3,866 – (15,517,610) (17,617,765) (31,048,824)
High Income Bond 501,187 – 501,187 – – (9,651,091) (6,981,312) (16,131,216)
Government Bond 921,841 – 921,841 – – (29,444,967) (23,570,103) (52,093,229)
Government
Money Market – – – – – – – –
Short Term Bond 4,691,732 – 4,691,732 – – (131,786,983) 9,140,878 (117,954,373)
* The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.
Fund
Tax Cost of
Investments
Unrealized
Appreciation
Unrealized
Depreciation
Net Unrealized
Appreciation/
(Depreciation)
Multi Sector Bond $ 247,616,051 $ 8,001,278 $ (20,143,154) $ (12,141,876)
Core Plus Bond 2,056,811,936 19,575,291 (191,219,012) (171,643,721)
Core Bond 1,707,477,772 16,966,152 (95,622,098) (78,655,946)
Total Return Tactical 200,119,826 3,109,352 (20,727,119) (17,617,767)
High Income Bond 103,143,547 1,282,225 (8,247,662) (6,965,437)
Government Bond 381,458,766 2,463,294 (26,033,397) (23,570,103)
Government Money Market 2,834,307,149 20,957 (20,957) –
Short Term Bond 1,149,416,003 14,360,305 (5,219,427) 9,140,878
Fund Amount
Multi Sector Bond $ (10,649,749)
Core Plus Bond (87,860,709)
Core Bond (120,648,717)
Total Return Tactical (15,517,610)
High Income Bond (9,651,091)
Government Bond (29,444,967)
Short Term Bond (131,786,983)

184 - Notes to Financial Statements - December 31, 2023 - Fixed Income Funds
10. Subsequent Events
Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Fixed Income Funds - December 31, 2023 - Report of Independent Registered Public Accounting Firm - 185
To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Amundi Multi Sector Bond
Fund, NVIT BNY Mellon Core Plus Bond Fund, NVIT Core Bond Fund, NVIT DoubleLine Total Return Tactical Fund, NVIT
Federated High Income Bond Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund and NVIT
Loomis Short Term Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the statements of investments, of NVIT Amundi
Multi Sector Bond Fund, NVIT BNY Mellon Core Plus Bond Fund, NVIT Core Bond Fund, NVIT DoubleLine Total Return Tactical
Fund, NVIT Federated High Income Bond Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund and NVIT
Loomis Short Term Bond Fund (eight of the funds constituting Nationwide Variable Insurance Trust, hereafter collectively referred to as the "Funds") as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December
31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the
Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting
Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the
U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agents, agent bank, issuer and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 19, 2024
We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

186 - Supplemental Information - December 31, 2023 (Unaudited) - Fixed Income Funds
NVIT Allspring Discovery Fund
NVIT Amundi Multi Sector Bond Fund
NVIT AQR Large Cap Defensive Style Fund
NVIT BlackRock Equity Dividend Fund
NVIT BlackRock Managed Global Allocation Fund
NVIT BNY Mellon Core Plus Bond Fund
NVIT BNY Mellon Dynamic U.S. Core Fund
NVIT BNY Mellon Dynamic U.S. Equity Income Fund
NVIT Calvert Equity Fund (formerly, NVIT BNY Mellon Sustainable U.S. Equity Fund)
NVIT Columbia Overseas Value Fund
NVIT Core Bond Fund
NVIT DoubleLine Total Return Tactical Fund
NVIT Emerging Markets Fund
NVIT Federated High Income Bond Fund
NVIT Government Bond Fund
NVIT Government Money Market Fund
NVIT GS Emerging Markets Equity Insights Fund
NVIT GS International Equity Insights Fund
NVIT GS Large Cap Equity Fund  (formerly, NVIT GS Large Cap Equity Insights Fund)
NVIT GS Small Cap Equity Insights Fund
NVIT International Equity Fund
NVIT iShares
®
Fixed Income ETF Fund
NVIT iShares
®
Global Equity ETF Fund
NVIT J.P. Morgan Digital Evolution Strategy Fund
NVIT J.P. Morgan Innovators Fund
NVIT J.P. Morgan Large Cap Growth Fund
NVIT J.P. Morgan Mozaic
SM
Multi-Asset Fund
NVIT J.P. Morgan U.S. Equity Fund
NVIT J.P. Morgan US Technology Leaders Fund
NVIT Jacobs Levy Large Cap Core Fund (formerly, NVIT Neuberger Berman Multi Cap Opportunities Fund)
NVIT Jacobs Levy Large Cap Growth Fund
NVIT Loomis Short Term Bond Fund (formerly, NVIT Short Term Bond Fund)
NVIT Managed American Funds Asset Allocation Fund
NVIT Managed American Funds Growth-Income Fund
NVIT NS Partners International Focused Growth Fund
NVIT Real Estate Fund
NVIT U.S. 130/30 Equity Fund
Continuation of Advisory (and Sub-Advisory) Agreements
The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (each, a “Sub-Adviser”)
(together, the “Advisory Agreements”) must be approved for each series of the Trust (individually, a “Fund” and collectively, the
“Funds”) for an initial term no longer than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the
“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.
The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider, at each meeting, factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring, and the services and support provided to the Fund and its shareholders.
Although the Board considers the renewal of the Advisory Agreements for all of the Nationwide mutual funds at the same meetings, the Board considers each Fund’s investment advisory and sub-advisory relationships separately.
In preparation for the Board’s meetings in 2023 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

Fixed Income Funds - December 31, 2023 (Unaudited) - Supplemental Information - 187
• A summary report for each Fund that sets out a variety of information regarding the Fund, including average net assets, performance, expense, and profitability information for the past three years.
• Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2023)
compared with a performance universe created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups created by Broadridge of similar or peer group funds. (Where information was unavailable or limited in respect of the largest share class, the Board in certain cases considered supplemental information regarding another share class.) An independent consultant retained by the Independent Trustees provided input to Broadridge as to the composition of the various performance universes, expense groups, and peer funds.
• Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.
• Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements. The
Trustees recognized that the use of different reasonable methodologies, including among other things calculation and allocation of related expenses, can give rise to different measures of reported profit and loss. For Sub-Advisers not affiliated with the
Adviser, the Trustees did not consider profitability data or information as to the fees a Sub-Adviser charges to other clients to be a determinative factor.
• Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.
The Adviser may not have been able to, or might have opted not to, provide information in response to certain information requests, in which case the Trustees conducted their evaluation based on information that was provided. In such cases, the
Trustees determined that the omission of any such information was not material to its considerations.
The Trustees met with representatives of the Adviser at the Trustees’ regular quarterly meetings in September and December 2023 to discuss matters related to the continuation of the Advisory Agreements. In addition, the Trustees met separately with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October and in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting with Independent Legal Counsel. At the Trustees’ regular quarterly meeting in
December 2023, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements.
The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and
Independent Legal Counsel regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.
In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the
Funds, the Trustees also reviewed information provided by the Adviser concerning the following, among other things:
• The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.
• The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.
• The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.
• The Adviser’s and Sub-Advisers’ personnel and methods; changes in the Adviser’s senior management personnel; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel;
the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the
Adviser’s valuation and valuation oversight capabilities.

188 - Supplemental Information - December 31, 2023 (Unaudited) - Fixed Income Funds
• The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the
Sub-Advisers.
• Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, among other things, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, fees or other payments relating to shareholder servicing or sub-
transfer agency services provided by or through the Adviser or its affiliates, enhanced relationships with large financial concerns that serve, or whose affiliates serve, as sub-advisers or other service providers to one or more of the Funds.
Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for each of the Funds and the total return investment performance of each of the Funds, as well as the performance of the Funds’ peer groups over various time periods.
The Trustees considered that NVIT Allspring Discovery Fund, NVIT AQR Large Cap Defensive Style Fund, NVIT BNY Mellon Core
Plus Bond Fund, NVIT BNY Mellon Dynamic U.S. Core Fund, NVIT BNY Mellon Dynamic U.S. Equity Income Fund, NVIT Core
Bond Fund, NVIT Emerging Markets Fund, NVIT GS Emerging Markets Equity Insights Fund, NVIT GS Large Cap Equity Insights
Fund, NVIT GS Small Cap Equity Insights Fund, NVIT International Equity Fund, NVIT iShares
®
Fixed Income ETF Fund, NVIT
iShares
®
Global Equity ETF Fund, NVIT J.P. Morgan Digital Evolution Strategy Fund, NVIT J.P. Morgan Innovators Fund, NVIT
J.P. Morgan Large Cap Growth Fund, NVIT J.P. Morgan Mozaic
SM
Multi-Asset Fund, NVIT J.P. Morgan U.S. Equity Fund, NVIT J.P.
Morgan US Technology Leaders Fund, NVIT Real Estate Fund, and NVIT Loomis Short Term Bond Fund were each shown to pay actual management fees and to have total expense ratios (including 12b-1/non-12b-1 fees) at levels lower than or equal to their peer group medians. The Trustees determined that the expense information of each of the foregoing Funds was consistent with the continuation of the Fund’s Advisory Agreement.
With respect to NVIT Amundi Multi Sector Bond Fund, NVIT Calvert Equity Fund, NVIT DoubleLine Total Return Tactical Fund,
NVIT Federated High Income Bond Fund, NVIT Government Bond Fund, NVIT GS International Equity Insights Fund, NVIT
Jacobs Levy Large Cap Core Fund, NVIT Managed American Funds Asset Allocation Fund the Trustees considered that, although each Fund was shown to pay actual management fees at a level equal to or higher than its peer group median, its total expense ratio (including 12b-1/non-12b-1 fees) was at a level equal to or lower than the Fund’s peer group median (or, in the case of the total expense ratio of NVIT Columbia Overseas Value Fund, NVIT NS Partners International Focused Growth Fund and NVIT U.S.
130/30 Equity Fund, within what the Trustees considered a generally acceptable range of the Fund’s peer group median) and the level of the Fund’s actual management fee was not so high, in the Trustees’ judgment, as to be inconsistent with continuation of its Advisory Agreements.
For the Funds above, the Trustees also considered each Fund’s investment performance. They noted that, with the exception of the Funds referred to below in this paragraph and the next 13 paragraphs, each of the Funds was shown to have experienced three-year performance for the period ended June 30, 2023 (or the two-year period with respect to NVIT GS Emerging Markets
Equity Insights Fund, which commenced operations in July 2020) at or above its performance universe median, or below the median but within the top three comparative quintiles.
With respect to NVIT J.P. Morgan Digital Evolution Strategy Fund, NVIT J.P. Morgan Innovators Fund, NVIT J.P. Morgan Large
Cap Growth Fund, and NVIT J.P. Morgan US Technology Leaders Fund, the Trustees considered that the Funds had been organized in 2022 and did not yet have two years of performance.
With respect to NVIT Allspring Discovery Fund, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered the Adviser’s statements that the Fund’s underperformance was primarily attributable to challenging market conditions for the Sub-Adviser’s investment process that invests in high growth companies, particularly in calendar years 2021 and 2022. In this regard, the Trustees noted that the investment performance for the Fund had improved to the second quintile of its performance universe for the one-year and three-month periods ended June 30, 2023.
The Trustees have also designated the Fund as subject to heightened review by the Trustees in the coming year in light of its investment performance.
With respect to NVIT AQR Large Cap Defensive Style Fund, the Trustees noted that, for the periods ended June 30, 2023, the
Fund had experienced three-year performance in the fifth quintile of its performance universe, two-year performance in the second quintile of its performance universe, and one-year performance in the fifth quintile of its performance universe. The Trustees considered the Adviser’s statements that the Sub-Adviser’s focus on delivering superior risk-adjusted returns means that the
Fund’s performance will lag in up markets, particularly in strong bull markets such as those that occurred in 2020 and 2023.
In this regard, the Trustees noted that the Fund’s performance for the 2022 calendar year had ranked in the first quintile of its

Fixed Income Funds - December 31, 2023 (Unaudited) - Supplemental Information - 189
performance universe. The Trustees also considered that the Fund has been designated to be subject to heightened review by the
Trustees in the coming year in light of its investment performance.
With respect to NVIT BNY Mellon Dynamic U.S. Core Fund, the Trustees noted that the Fund had experienced three-year performance in the fourth quintile of its performance universe and considered the Adviser’s statements that the Fund’s underperformance was primarily attributable to challenging market conditions for the Sub-Adviser’s investment process, particularly in calendar year 2022.
In this regard, the Trustees noted that the Fund had ranked in the first quintile of its performance universe for the calendar year
2021 and the Fund’s performance had improved to the third quintile of its performance universe for the one-year period ended
June 30, 2023.
With respect to NVIT DoubleLine Total Return Tactical Fund, the Trustees noted that the Fund had experienced three-year performance in the fourth quintile of its performance universe and considered that the investment performance for the Fund had improved to the third quintile of its performance universe for the one-year period ended June 30, 2023. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance.
With respect to NVIT Calvert Equity Fund, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered that as of March 2023, the Fund’s prior subadviser had been replaced and that additional time was necessary to evaluate the Fund’s performance under the new Sub-Adviser.
With respect to NVIT Core Bond Fund, the Trustees noted that the Fund had experienced three-year performance in the fourth quintile of its performance universe and considered the Adviser’s statements that the Fund’s underperformance was primarily attributable to the Fund’s overweight positions in longer duration investment grade corporate credit and high yield and the steps taken by the Sub-Adviser in 2023 to address the Fund’s performance. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance.
With respect to NVIT Emerging Markets Fund, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered the Adviser’s statements that underperformance was primarily attributable to prior sub-advisers to the Fund. The Trustees noted that the Fund’s Sub-Adviser assumed management of a portion of the Fund’s assets in September 2021 and became the sole sub-adviser of the Fund in June 2023. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance.
With respect to NVIT Federated High Income Bond Fund, the Trustees noted that the Fund had experienced three-year performance in the fourth quintile of its performance universe and considered the Adviser’s statements that the underperformance was primarily attributable to volatility in the markets that began in the first quarter of 2021 through 2022. In this regard, the Trustees noted that the investment performance for the Fund had improved to the second quintile of its performance universe for the three-month period ended June 30, 2023. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance.
With respect to NVIT GS Large Cap Equity Insights Fund, the Trustees noted that, for the periods ended June 30, 2023, the Fund had experienced three-year performance in the fourth quintile of its performance universe, two-year performance in the third quintile of its performance universe, and one-year performance in the fourth quintile of its performance universe. The Trustees considered changes that the Adviser had made to add a qualitative-based strategy from the Sub-Adviser in an effort to improve the Fund’s performance.
With respect to NVIT GS Small Cap Equity Insights Fund, the Trustees noted that the Fund had experienced three-year performance in the fourth quintile of its performance universe and considered that the investment performance for the Fund had improved to the second quintile of its performance universe for the one-year period ended June 30, 2023. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance.
With respect to NVIT iShares
®
Fixed Income ETF Fund, the Trustees noted that, for the periods ended June 30, 2023, the Fund had experienced three-year performance in the fourth quintile of its performance universe, two-year performance in the third quintile of its performance universe, and one-year performance in the fifth quintile of its performance universe. The Trustees considered the Adviser’s statements that the Fund’s underperformance relative to its index was within the Adviser’s expectations because the Fund gross performance exceeded its index by 15 basis points for the three-year period ended June 30, 2023.
With respect to NVIT NS Partners International Focused Growth Fund, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered the Adviser’s statements that the underperformance

190 - Supplemental Information - December 31, 2023 (Unaudited) - Fixed Income Funds
was primarily attributable to the Fund’s prior sub-adviser that was replaced in August 2022. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance.
The Trustees determined that the performance information of each of the foregoing Funds was consistent with the continuation of the Fund’s Advisory Agreement.
With respect to NVIT J.P. Morgan Mozaic
SM
Multi-Asset Fund, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered that on December 6, 2023, the Board approved the liquidation of the Fund effective in April 2024, subject to shareholder approval. The Trustees determined that the performance information of the Fund was consistent with the continuation of the Fund’s Advisory Agreement for the period until its liquidation.
The Trustees considered that certain Funds compared unfavorably with their peers on the basis of both expenses and performance records. With respect to NVIT Blackrock Equity Dividend Fund, the Trustees noted that although the Fund was shown to have a total expense ratio (including 12b-1/non-12b-1 fees) in the fifth quintile of its peer group, it was shown to pay actual management fees at a level lower than its peer group median. The Trustees also considered that the Fund’s total expense ratio (including 12b-
1/non-12b-1 fees) with respect to Class I shares ranked in the first quintile its peer group. The Trustees considered the Adviser’s statements that many investors make an active choice to invest in the Fund in light of the fact that it is subadvised by BlackRock
Investment Management. With respect to the Fund’s performance, the Trustees noted that the Fund had experienced three-year performance in the fourth quintile of its performance universe and considered that the investment performance for the Fund had improved to the second quintile of its performance universe for the one-year period ended June 30, 2023. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of the Fund, and other factors considered by them, were consistent with the continuation of the Fund’s
Advisory Agreement.
With respect to NVIT BlackRock Managed Global Allocation Fund, the Trustees noted that the Fund was shown to have a total expense ratio (including 12b-1/non-12b-1 fees) and to pay actual management fees in the fourth quintile of its peer group. The
Trustees noted that a significant portion of the Fund’s expenses were represented by underlying fund expenses and considered the Adviser’s statements that many investors make an active choice to invest in the Fund because it provides exposure to an underlying fund managed by BlackRock Investment Management. The Trustees also considered the Adviser’s statements that mutual funds with a volatility overlay generally have higher expenses compared to mutual funds without a volatility overlay and the Fund’s peer group was comprised of a mixture of funds, including peers without a volatility overlay. With respect to the Fund’s performance, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions including recent market conditions, but that the overlay is performing as intended. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of the Fund, and other factors considered by them, were consistent with the continuation of the Fund’s Advisory Agreement.
With respect to NVIT Government Money Market Fund, the Trustees considered that the Fund was shown to have experienced three-year performance for the period ended June 30, 2023, above its performance universe median, in the third quintile of its performance universe. The Trustees noted that the Fund was shown to pay actual management fees at a level higher than its peer group median, in the fourth quintile, and that the Fund’s total expense ratio (including 12b-1/non-12b-1 fees) was in the fourth quintile of its peer group. The Trustees considered the Adviser’s statements as to the amount of waivers in place to maintain a yield for peer money market funds and that comparative expense rankings were expected to improve in a normalized interest rate environment. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of the Fund, and other factors considered by them, were consistent with the continuation of the Fund’s Advisory
Agreement.
With respect to NVIT Jacobs Levy Large Cap Growth Fund, the Trustees noted that although the Fund was shown to have a total expense ratio (including 12b-1/non-12b-1 fees) in the fifth quintile of its peer group, it was shown to pay actual management fees at a level lower than its peer group median. The Trustees also considered that the Fund’s total expense ratio (including 12b-1/non-
12b-1 fees) with respect to Class I shares ranked in the first quintile its peer group. The Trustees considered that on December 6,
2023, the Board approved (i) a reduction in the contractual investment advisory paid with respect to the Fund, (ii) an amendment to the Fund’s expense limitation agreement reducing the Fund’s expense limitation and (iii) an amendment to the Administrative
Services Agreement, which the Adviser stated would have a combined effect of reducing the Fund’s annual operating expenses by
11 basis points. With respect to the Fund’s performance, the Trustees considered that the Fund was shown to have experienced

Fixed Income Funds - December 31, 2023 (Unaudited) - Supplemental Information - 191
three-year performance for the period ended June 30, 2023, above its performance universe median, in the first quintile of its performance universe.
With respect to NVIT Managed American Funds Growth & Income Fund, the Trustees noted that although the Fund was shown to have a total expense ratio (including 12b-1/non-12b-1 fees) in the fifth quintile of its peer group, it was shown to pay actual management fees at a level lower than its peer group median. The Trustees considered the Adviser’s statements that mutual funds with a volatility overlay generally have higher expenses compared to mutual funds without a volatility overlay and the Fund’s peer group was comprised of a mixture of funds, including peers without a volatility overlay. With respect to the Fund’s performance, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions including recent market conditions, but that the overlay is performing as intended. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of the Fund, and other factors considered by them, were consistent with the continuation of the Fund’s Advisory Agreement.
The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of NVIT
Blackrock Managed Global Allocation Fund, NVIT iShares
®
Fixed Income ETF Fund, NVIT iShares
®
Global Equity ETF Fund, NVIT
J.P. Morgan Mozaic
SM
Multi-Asset Fund, and NVIT J.P. Morgan U.S. Equity Fund, is subject to contractual advisory fee breakpoints.
The Trustees determined to continue to monitor the fees paid by the Funds without breakpoints to determine whether breakpoints might in the future become appropriate, as their assets grow. The Board also considered the extent to which economies of scale realized by the Adviser or the relevant Sub-Advisers could be shared with a Fund through fee waivers, expense reimbursements, or other expense reductions.
Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their meeting in December 2023.
Other Federal Tax Information
For the year ended December 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2023 Form 1099-DIV.
For the taxable year ended December 31, 2023, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:
The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:
Fund
Dividends Received
Deduction
Multi Sector Bond 0.64%
Core Plus Bond –
Core Bond –
Total Return Tactical –
High Income Bond 0.12
Government Bond –
Government Money Market –
Short Term Bond –
Fund Amount
Multi Sector Bond $ 2,616,951
Core Plus Bond –
Core Bond –
Total Return Tactical –
High Income Bond –
Government Bond –
Government Money Market –
Short Term Bond –

Fixed Income Funds - December 31, 2023 - Management Information - 193
Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position, and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are sixty-
nine (69) series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o
Nationwide Fund Advisors, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.
Independent Trustees
Kristina Junco Bradshaw
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1980 Trustee since January 2023 117
Principal Occupation(s) During the Past Five Years (or longer)
Retired. Ms. Bradshaw was a Portfolio Manager on the Dividend Value team at Invesco from August 2006 to August 2020. Prior to this time, Ms.
Bradshaw was an investment banker in the Global Energy & Utilities group at Morgan Stanley from June 2002 to July 2004.
Other Directorships Held During the Past Five Years
2
Board Member of Southern Smoke Foundation from August 2020 to present, Advisory Board Member of Dress for Success from April 2013 to present,
Trustee/Executive Board Member of Houston Ballet from September 2011 to present and President since July 2022, and Board Member of Hermann
Park Conservancy from August 2011 to present, serving as Board Chair since 2020.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Bradshaw has significant board experience; significant portfolio management experience in the investment management industry and is a
Chartered Financial Analyst.
Lorn C. Davis
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1968 Trustee since January 2021 117
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Davis has been a Managing Partner of College Hill Capital Partners, LLC (private equity) since June 2016. From September 1998 until May 2016,
Mr. Davis originated and managed debt and equity investments for John Hancock Life Insurance Company (U.S.A.)/Hancock Capital Management,
LLC, serving as a Managing Director from September 2003 through May 2016.
Other Directorships Held During the Past Five Years
2
Board Member of Outlook Group Holdings, LLC from July 2006 to May 2016, serving as Chair to the Audit committee and member of the Compensation
Committee, Board Member of MA Holdings, LLC from November 2006 to October 2015, Board Member of IntegraColor, Ltd. from February 2007 to
September 2015, Board Member of The Pine Street Inn from 2009 to present, currently serving as Chair of the Board, Member of the Advisory Board
(non-fiduciary) of Mearthane Products Corporation from September 2019 to present, and Board Member of The College of Holy Cross since July 2022.
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Davis has significant board experience, significant past service at a large asset management company and significant experience in the investment management industry. Mr. Davis is a Chartered Financial Analyst and earned a Certificate of Director Education from the National Association of
Corporate Directors in 2008.
Barbara I. Jacobs
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1950 Trustee since December 2004 117
Principal Occupation(s) During the Past Five Years (or longer)
Retired. From 1988 through 2003, Ms. Jacobs was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance
and Annuity Association—College Retirement Equities Fund). Ms. Jacobs also served as Chairman of the Board of Directors of KICAP Network Fund, a
European (United Kingdom) hedge fund, from January 2001 through January 2006.
Other Directorships Held During the Past Five Years
2
Trustee and Board Chair of Project Lede from 2013 to present.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Jacobs has significant board experience and significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1964 Trustee since March 2012; Chairman since
January 2021
117
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Karlawish is a Senior Director of Wealth Management with Curi Capital which acquired Park Ridge Asset Management, LLC in August 2022. Prior
to this time, Mr. Karlawish was a partner with Park Ridge Asset Management, LLC since December 2008 and also served as a portfolio manager. From
May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and
BB&T Variable Insurance Funds from February 2005 until October 2008.
Other Directorships Held During the Past Five Years
2
None
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Karlawish has significant board experience, including past service on the boards of BB&T Mutual Funds and BB&T Variable Insurance Funds;
significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.

194 - Management Information - December 31, 2023 - Fixed Income Funds
Interested Trustee
Carol A. Kosel
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1963 Trustee since March 2013 117
Principal Occupation(s) During the Past Five Years (or longer)
Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President,
Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.
Other Directorships Held During the Past Five Years
2
None
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Kosel has significant board experience, including past service on the boards of Evergreen Funds and Sun Capital Advisers Trust; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.
Douglas F. Kridler
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1955 Trustee since September 1997 117
Principal Occupation(s) During the Past Five Years (or longer)
Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $2.5 billion community foundation with
2,000 funds in 55 Ohio counties and 37 states in the U.S.
Other Directorships Held During the Past Five Years
2
None
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Kridler has significant board experience; significant executive experience, including service as President and Chief Executive Officer of one of
America’s largest community foundations and significant service to his community and the philanthropic field in numerous leadership roles.
Charlotte Tiedemann Petersen
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1960 Trustee since January 2023 117
Principal Occupation(s) During the Past Five Years (or longer)
Self-employed as a private real estate investor/principal since January 2011. Ms. Petersen served as Chief Investment Officer at Alexander Capital
Management from April 2006 to December 2010. From July 1993 to June 2002, Ms. Petersen was a Portfolio Manager, Partner, and Management
Committee member of Denver Investment Advisors LLC.
Other Directorships Held During the Past Five Years
2
Investment Committee for the University of Colorado Foundation from February 2015 to June 2022.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Petersen has significant board experience including past service as a Trustee of Scout Funds and Director of Fischer Imaging, where she chaired committees for both entities; significant experience in the investment management industry and is a Chartered Financial Analyst.
David E. Wezdenko
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1963 Trustee since January 2021 117
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Wezdenko is a Co-Founder of Blue Leaf Ventures (venture capital firm, founded May 2018). From November 2008 until December 2017, Mr.
Wezdenko was Managing Director of JPMorgan Chase & Co.
Other Directorships Held During the Past Five Years
2
Independent Trustee for National Philanthropic Trust from October 2021 to present. Board Director of J.P. Morgan Private Placements LLC from
January 2010 to December 2017.
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Wezdenko has significant board experience; significant past service at a large asset and wealth management company and significant experience in the investment management industry.
M. Diane Koken
3
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1952 Trustee since April 2019 117
Principal Occupation(s) During the Past Five Years (or longer)
Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from
1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming the Insurance Commissioner of Pennsylvania, she held multiple legal roles, including Vice President, General Counsel, and Corporate
Secretary of a national life insurance company.
Other Directorships Held During the Past Five Years
2
Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-2023, Director of
Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-2021,
Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of
Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Koken has significant board experience and significant executive, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and General Counsel of a national life insurance company.

Fixed Income Funds - December 31, 2023 - Management Information - 195
1
Length of time served includes time served with the Trust’s predecessors. The tenure of each Trustee is subject to the Board’s retirement policy, which states that a Trustee shall retire from the Boards of Trustees of the Trusts effective on December 31 of the calendar year during which he or she turns
75 years of age; provided this policy does not apply to a person who became a Trustee prior to September 11, 2019.
2
Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of
Section 15(d) of the Exchange Act, which are required to be disclosed in the SAI. In addition, certain other directorships not meeting the requirements may be included for certain Trustees such as board positions on non-profit organizations.
3
Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.
Officers of the Trust
1
These positions are held with an affiliated person or principal underwriter of the Funds.
The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available, without charge, upon request.
Shareholders may call 800-848-0920 to request the SAI.
Kevin T. Jestice
Year of Birth Positions Held with Funds and Length of Time Served
1980 President, Chief Executive Officer, and Principal Executive Officer since March 2023
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Jestice is President and Chief Executive Officer of Nationwide Fund Advisors and is a Senior Vice President of Nationwide Mutual Insurance
Company.
=
1
He previously served as Vice President of Internal Sales and Service (ISS) and Institutional Investments Distribution (IID) for Nationwide
Financial Services, Inc. Prior to joining Nationwide in 2020, Mr. Jestice served as Principal, Head of Enterprise Advice and as Principal, Head of
Institutional Investor Services at The Vanguard Group, Inc. for more than 13 years.
Lee T. Cummings
Year of Birth Positions Held with Funds and Length of Time Served
1963 Senior Vice President and Head of Fund Operations since December 2015
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Fund Advisors and is a Vice President of Nationwide Mutual
Insurance Company.
=
1
He previously served as the Trust’s Treasurer and Principal Financial Officer and served temporarily as the Trust’s President,
Chief Executive Officer, and Principal Executive Officer from September 2022 until March 2023.
David Majewski
Year of Birth Positions Held with Funds and Length of Time Served
1976 Treasurer and Principal Financial Officer since September 2022
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Majewski previously served as the Trust’s Assistant Secretary and Assistant Treasurer.
Kevin Grether
Year of Birth Positions Held with Funds and Length of Time Served
1970 Senior Vice President and Chief Compliance Officer since December 2021
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Grether is Senior Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual
Insurance Company.
=
1
He previously served as the VP, and Chief Compliance Officer for the Nationwide Office of Investments and its registered investment adviser, Nationwide Asset Management.
Stephen R. Rimes
Year of Birth Positions Held with Funds and Length of Time Served
1970 Secretary, Senior Vice President, and General Counsel since December 2019
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Fund Advisors, and Vice President of Nationwide Mutual
Insurance Company.
=
1
He previously served as Assistant General Counsel for Invesco from 2000-2019.
Christopher C. Graham
Year of Birth Positions Held with Funds and Length of Time Served
1971 Senior Vice President, Head of Investment Strategies, Chief Investment Officer, and Portfolio
Manager since September 2016
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Fund Advisors and is a Vice President of
Nationwide Mutual Insurance Company.
=
1
Benjamin Hoecherl
Year of Birth Positions Held with Funds and Length of Time Served
1976 Senior Vice President, Head of Business and Product Development since December 2023
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Hoecherl is Senior Vice President, Head of Business and Product Development for Nationwide Fund Advisors and is a Vice President of Nationwide
Mutual Insurance Company.
=
1
He previously served as AVP for Nationwide ProAccount within Nationwide Retirement Solutions.

196 - Market Index Definitions - December 31, 2023 - Fixed Income Funds
Bloomberg
®
Emerging Markets Aggregate Bond Index (USD): A flagship hard currency Emerging Markets debt benchmark that includes fixed and floating-rate US dollar-denominated debt issued from sovereign, quasi-sovereign, and corporate emerging markets issuers.
Bloomberg
®
U.S. Municipal Index: An index based on USD-denominated long-term tax-exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.
Bloomberg
®
U.S. Aggregate Total Return Index (USD): Provides a measure of the performance of the U.S. dollar denominated investment grade bond market, including investment grade government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage-backed securities and asset backed securities that are publicly for sale in the United
States.
Bloomberg
®
U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-
grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
Bloomberg
®
U.S. Corporate High Yield Bond Index: Measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below.
Bloomberg
®
U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-
yield corporate bonds, with a maximum allocation of 2% to any one issuer.
Bloomberg
®
U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-
securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues, and corporates.
Bloomberg
®
U.S. 10-20 Year Treasury Bond Index: Measures US dollar-denominated, fixed-rate, nominal debt issued by the US
Treasury with 10-20 years to maturity.
Bloomberg
®
U.S. Treasury Inflation-Protected Securities (TIPS) Index
SM
: An index that measures the performance of the US
Treasury Inflation Protected Securities (TIPS) market.
Bloomberg
®
Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-
through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association
(Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least one year.
Bloomberg
®
U.S. Government/Mortgage Index: Measures the performance of U.S. government bonds and mortgage-related securities, including Ginnie Maes, Freddie Macs, Hybrid ARMs, Fannie Maes, U.S. Treasuries and U.S. Agencies only. It is a subset of US Aggregate Index.
Note about Bloomberg
®
Indexes
Bloomberg
®
and its indexes are service marks of Bloomberg
®
Finance L.P. and its affiliates including Bloomberg
®
Index Services
Limited, the administrator of the index, and have been licenses for use for certain purposes by Nationwide. Bloomberg
®
is not
affiliated with Nationwide, and Bloomberg
®
does not approve, endorse, review, or recommend this product. Bloomberg
®
does not
guarantee the timeliness, accurateness, or completeness of any date or information relating to this product.
Citigroup Non-U.S. Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-
weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.
Citigroup U.S. Broad Investment-Grade Bond Index (USBIG
®
): An unmanaged, market capitalization-weighted index that
measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-
rate, U.S. Treasury, government-sponsored, collateralized, and corporate debt with remaining maturities of one year or more.

Fixed Income Funds - December 31, 2023 - Market Index Definitions - 197
Citigroup U.S. High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay, and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.
Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.
Note about Citigroup Indexes
© 2024 Citigroup Index LLC. All rights reserved
Dow Jones U.S. Select Real Estate Securities Index
SM
(RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).
FTSE World ex U.S. Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.
FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.
Note about FTSE Indexes
Source: FTSE International Limited (“FTSE”) © FTSE 2024. “FTSE
®
” is a trademark of the London Stock Exchange Group
companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in
FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/
or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE's express written consent.
ICE BofA Merrill Lynch Current 5-Year U.S. Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.
ICE BofA Merrill Lynch Global High Yield Index (USD Hedged): An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-
grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds, and euros. The Index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar.
ICE BofA Merrill Lynch Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds, and euros.
Note about ICE BofA Merrill Lynch Indexes
Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA
Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2024).
iMoneyNet Money Fund Average™ Government All Index: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.
JPM Emerging Market Bond Index (EMBI) Global Diversified Index: An unmanaged index that reflects the total returns of U.S.
dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.
J.P. Morgan Mozaic
SM
Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities, and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

198 - Market Index Definitions - December 31, 2023 - Fixed Income Funds
Note about JPMorgan Indexes
Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy.
The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan's prior written approval.
© 2024, JPMorgan Chase & Co. All rights reserved.
Morningstar
®
Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-
date investment products. Each index is available in three risk profiles: aggressive, moderate, and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a
Morningstar company.
Morningstar
®
Target Risk Indexes: A series consisting of five asset allocation indexes that span the risk spectrum from conservative to aggressive. The securities selected for the asset allocation indexes are driven by the rules-based indexing methodologies that power Morningstar's comprehensive index family.
Aggressive Target Risk Index
Moderately Aggressive Target Risk Index
Moderate Target Risk Index
Moderately Conservative Target Risk Index
Conservative Target Risk Index
Note about Morningstar
®
Indexes
Neither any Morningstar company nor any of its information providers can guarantee the accuracy, completeness, timeliness, or correct sequencing of any of the information on this website, including, but not limited to, information originated by any Morningstar company, licensed by any Morningstar company from information providers, or gathered by any Morningstar company from other third-party sources (e.g., publicly available sources). ©2024 Morningstar
MSCI ACWI
®
: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.
MSCI ACWI
®
ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the
United States.
MSCI ACWI
®
ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by
MSCI; excludes the United States.
MSCI EAFE
®
Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and
Canada.
MSCI World ex USA Index
SM
: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM)
countries—excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France,
Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden,
Switzerland, and the United Kingdom.
MSCI World Index
SM
: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.
MSCI EAFE
®
Small Cap Index: An equity index which captures small cap representation across Developed Markets countries including Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands,
New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the UK around the world, excluding the U.S. and
Canada.

Fixed Income Funds - December 31, 2023 - Market Index Definitions - 199
MSCI EAFE
®
Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the U.S. and
Canada.
MSCI Emerging Markets
®
Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.
Note about MSCI Indexes
MSCI cannot and does not guarantee the accuracy, validity, timeliness or completeness of any information or data made available to you for any particular purpose. Neither MSCI, nor any of its affiliates, directors, officers, or employees, nor its successors or assigns, nor any third-party vendor, will be liable or have any responsibility of any kind for any loss or damage that you incur.
© 2024 MSCI Inc. All rights reserved.
NYSE Arca Tech 100 Index: A price-weighted index composed of common stocks and American Depository Receipts (“ADRs”
a form of equity security that was created specifically to simplify foreign investing for American investor) of technology-related companies listed on U.S. stock exchanges. This Index is maintained by the New York Stock Exchange, but also includes stocks that trade on exchanges other than the NYSE.
Note about NYSE Arca Index
“Archipelago
®
”, “ARCA
®
”, “ARCAEX
®
”, “NYSE
®
“, “NYSE ARCA
SM
” and “NYSE Arca Tech 100
SM
” are trademarks of the NYSE Group,
Inc. and Archipelago Holdings, Inc. and have been licensed for use by Nationwide Fund Advisors, on behalf of the Nationwide
NYSE Arca Tech 100 Index Fund. The Nationwide NYSE Arca Tech 100 Index Fund is not sponsored, endorsed, sold, or promoted by Archipelago Holdings, Inc. or by NYSE Group, Inc. Neither Archipelago Holdings, Inc. nor NYSE Group, Inc. makes any representation or warranty regarding the advisability of investing in securities generally, the Nationwide NYSE Arca Tech 100 Index to track general stock market performance.
Russell 1000
®
Index: A stock market index that represents the 1000 top companies by market capitalization in the Russell 3000
Index in the United States.
Russell 1000
®
Equal Weight Technology Index: Russell's industry equal weight index methodology equally weights each industry within the index and then equally weights the companies within each industry. Provides greater diversification benefits than traditional equal weighted indexes.
Russell 1000
®
Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000
®
Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000
®
Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the
U.S. equity universe; includes those Russell 1000
®
Index companies with lower price-to-book ratios and lower forecasted growth values.
Russell 2000
®
Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000
®
Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000
®
Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.
Russell 2000
®
Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the
U.S. equity universe; includes those Russell 2000
®
Index companies with lower price-to-book ratios and lower forecasted growth values.
Russell 2500
TM
Growth Index: An unmanaged index that measures the performance of the small to mid-cap growth segment of the US equity universe. Includes companies with higher growth earning potential.
Russell 3000
®
Growth Index: A market-capitalization weighted index based on the Russell 3000 Index. Includes companies that show signs of above-average growth.

200 - Market Index Definitions - December 31, 2023 - Fixed Income Funds
Russell 3000
®
Index: a capitalization-weighted stock market index, maintained by FTSE Russell, that seeks to be a benchmark of the entire U.S stock market.
Russell Midcap
®
Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap
®
Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell Midcap
®
Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap
®
Index companies with lower price-to-book ratios and lower forecasted growth values.
Note about Russell Indexes
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.
Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell
®
is a trademark of Russell Investment
Group.
S&P 500
®
Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.
S&P MidCap 400
®
(S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S.
companies (those with a market capitalization of $1.4 billion to $5.9 billion).
S&P North American Technology Sector Index
TM
: Represents U.S. securities classified under the GICS
®
information technology
sector as well as the internet & direct marketing retail, interactive home entertainment, and interactive media & services sub-
industries.
S&P Target Date
®
To Indexes: A series of 13 unmanaged, multi-asset class indexes consisting of the Retirement Income Index plus 12 indexes that correspond to a specific target retirement date (ranging from 2010 through 2065+). The series reflects a subset of target date funds, each of which generally has an asset allocation mix and glide path featuring relatively conservative total equity exposure near retirement and static total equity exposure after retirement. Each index in the series reflects varying levels of exposure to equities, bonds, and other asset classes and becomes more conservative with the approach of the target retirement date.
Note about S&P Indexes
Standard & Poor's Financial Services LLC or its affiliates (collectively, S&P) and any third-party providers, as well as their directors, officers, shareholders, employees, or agents do not guarantee the accuracy, completeness, timeliness, or availability of the content.
S&P parties are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, for the results obtained from the use of the content, or for the security or maintenance of any data input by the user. The content is provided on an "as is" basis. S&P Indexes are trademarks of Standard & Poor’s and have been licensed for use by Nationwide Fund Advisors.
The Products are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s does not make any representation regarding the advisability of investing in the Product. Copyright © 2024 by Standard & Poor's Financial Services
LLC.

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